UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒
Preliminary Proxy Statement

☐
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A‑6(E)(2))

☐
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

SportsMap Tech Acquisition Corp.

(Name of Registrant as Specified in Its Charter)*

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐
No fee required

☒
Fee paid previously with preliminary materials

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

SportsMap Tech Acquisition Corp.
5353 WEST ALABAMA, SUITE 415
HOUSTON, TEXAS 77056
(713) 479-5302
[•], 2023
Dear SportsMap Tech Acquisition Corp. Stockholder:
You are cordially invited to attend the special meeting of stockholders of SportsMap Tech Acquisition Corp., a Delaware corporation (“SportsMap”), to be held at [•], Eastern Time, on [•], 2023 (the “Special Meeting”). The Special Meeting will be conducted via live webcast at [•].
At the Special Meeting, our stockholders will be asked to consider and vote upon a proposal, which is referred to herein as the “Business Combination Proposal,” to approve and adopt the Business Combination Agreement, dated as of December 5, 2022 (as amended by Amendment No. 1, dated June 27, 2023 and as may be further amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among SportsMap, ICH Merger Sub Inc., a Delaware corporation and a direct, wholly-owned subsidiary of SportsMap (“Merger Sub”), and Infrared Cameras Holdings, Inc., a Delaware corporation (“ICI”), a copy of which is attached to the accompanying proxy statement as Annex A, including the transactions contemplated thereby. In connection with the transactions contemplated in the Business Combination Agreement, SportsMap will change its name to “Infrared Cameras Holdings, Inc.” (referred to herein as “New ICI”). The merger and the other transactions contemplated by the Business Combination Agreement are hereinafter referred to as the “Business Combination”.
As further described in the accompanying proxy statement, the Business Combination Agreement provides that, on the terms and subject to the conditions of the Business Combination Agreement, Merger Sub will merge with and into ICI (the “Merger”), with ICI surviving the Merger as a wholly-owned subsidiary of SportsMap. In accordance with the terms and subject to the conditions of the Business Combination Agreement, at the effective time of the Merger (the “Effective Time”), among other things and as more fully described elsewhere in this proxy statement: (i) each share of ICI common stock, par value $0.001 per share (whether designated as “Class A Voting Common Stock” or “Class B Non-Voting Common Stock” pursuant to ICI’s certificate of incorporation) (“ICI Common Stock”), issued and outstanding immediately prior to the Effective Time (other than dissenting shares and shares held immediately prior to the Effective Time by ICI as treasury stock) will be converted into the right to receive a number of shares of SportsMap common stock, par value $0.0001 per share (“SportsMap Common Stock”) equal to the Exchange Ratio described below, and (ii) each option to purchase shares of ICI common stock, par value $0.001 per share, designated as “Class B Non-Voting Common Stock” pursuant to ICI’s certificate of incorporation (“ICI Class B Common Stock” and collectively with the ICI Class A Common Stock, “ICI Common Stock”) that is outstanding and unexercised immediately prior to the Effective Time, whether vested or unvested, other than any Out-of-the-Money Options (as defined in the accompanying proxy statement) (“Participating Company Options”), will be converted into an option to purchase a number of shares of SportsMap Common Stock upon substantially the same terms and conditions (but taking into account any accelerated vesting provided for in ICI’s equity plan or any award agreement by reason of the Business Combination Agreement or the Business Combination) as are in effect with respect to such option prior to the Effective Time, except that such option shall represent the right to receive a number of shares of SportsMap Common Stock equal to the number of shares of ICI Class B Common Stock subject to such option prior to the Effective Time multiplied by the Exchange Ratio, and the exercise price per share shall be equal to the exercise price per share of such option prior to the Effective Time multiplied by the Exchange Ratio, and each Out-of-the-Money Option will be cancelled. The Exchange Ratio will be based on an equity valuation of ICI of $100,000,000, subject to adjustment as set forth in the Business Combination Agreement and described in more detail below, divided by an assumed value of SportsMap Common Stock of $10.00 per share. It is expected that, if the Business Combination is consummated, SportsMap’s shares and warrants would continue to be listed on The Nasdaq Stock Market LLC (“Nasdaq”).
Concurrently with the execution of the Business Combination Agreement, SportsMap, ICI and each of the holders of ICI common stock, par value $0.001 per share, designated as “Class A Voting Common Stock” pursuant to ICI’s certificate of incorporation, entered into a sponsor letter agreement (the “Sponsor Letter

Agreement”), pursuant to which the Sponsor and each such other holder agreed, among other things, (i) to vote all of the shares of SportsMap Common Stock beneficially owned by the Sponsor and such other holder in favor of the adoption of the Business Combination Agreement and the approval of the Business Combination, (ii) not to redeem any of its shares of SportsMap Common Stock in connection with the Business Combination, (iii) to be bound by certain other covenants and agreements related to the Business Combination, and (iv) to be bound by certain transfer restrictions with respect to its shares of SportsMap Common Stock prior to the closing of the Business Combination, in each case, on the terms and subject to the conditions set forth in the Sponsor Letter Agreement.
Concurrently with the execution of the Business Combination Agreement, SportsMap, ICI and each of the holders of ICI Common Stock designated as Class A Voting Common Stock, par value $0.001 per share, entered into a Transaction Support Agreement (the “Transaction Support Agreement”), pursuant to which each such holder agreed, among other things, (a) to vote all of the shares of ICI Common Stock beneficially owned by such holder (which vote may be done by executing a written consent) in favor of any actions required in furtherance of the Merger, the conversion of any convertible promissory notes issued by ICI on or after the date of the Business Combination Agreement but prior to the closing of the Business Combination, and the transactions contemplated by the Business Combination Agreement, (b) to be bound by certain other covenants and agreements related to the Business Combination, and (c) to be bound by certain transfer restrictions with respect to its shares in ICI prior to the closing of the Business Combination, in each case, on the terms and subject to the conditions set forth in the Transaction Support Agreement.
In addition to the Business Combination Proposal, you will also be asked to consider and vote upon (a) a proposal to approve and adopt an amended and restated certificate of incorporation (the “Proposed Certificate of Incorporation”), a copy of which is attached hereto as Annex B, to replace SportsMap’s amended and restated certificate of incorporation as in effect as of the date hereof (the “Current Certificate of Incorporation”), which is referred to herein as the “Charter Proposal”, (b) a proposal to approve, for purposes of complying with SEC requirements, certain other matters set forth in the Proposed Certificate of Incorporation, which is referred to as the “Advisory Governance Proposals”, (c) a proposal to approve, for purposes of complying with Nasdaq Listing Rule 5635, the issuance of SportsMap Common Stock in connection with the Business Combination, which is referred to herein as the “Nasdaq Proposal”, (d) a proposal to elect the members to serve on the board of directors of New ICI, which is referred to as the “Director Election Proposal”, (e) a proposal to approve and adopt the equity incentive plan, a copy of which is attached to the proxy statement as Annex F, which is referred to herein as the “Equity Incentive Plan Proposal”, and (f) a proposal to adjourn the Special Meeting to a later date or dates to the extent necessary, which is referred to herein as the “Adjournment Proposal”.
The Business Combination will be consummated only if the Business Combination Proposal, the Charter Proposal, the Nasdaq Proposal and the Equity Incentive Plan Proposal (collectively, the “Condition Precedent Proposals”) are approved at the Special Meeting. The Adjournment Proposal is not conditioned upon the approval of any other proposal. Each of these proposals is more fully described in the accompanying proxy statement, which each stockholder is encouraged to read carefully and in its entirety.
The Adjournment Proposal provides for a vote to adjourn the Special Meeting to a later date or dates, if necessary, (i) to ensure that any required supplement or amendment to the accompanying proxy statement is provided to holders of SportsMap Common Stock (the “SportsMap Stockholders”) or, if as of the time for which the Special Meeting is scheduled, there are insufficient shares of SportsMap Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Special Meeting or (ii) in order to solicit additional proxies from SportsMap Stockholders in favor of one or more of the proposals at the Special Meeting.
Pursuant to the Current Certificate of Incorporation, SportsMap will provide holders of SportsMap’s public shares (“public stockholders” and such shares, “public shares”) with the opportunity to redeem their public shares for cash equal to their pro rata share of the aggregate amount on deposit in the trust account (the “Trust Account”), which holds the proceeds of SportsMap’s initial public offering, as of two business days prior to the consummation of the transactions contemplated by the Business Combination Proposal (including interest earned on the funds held in the Trust Account and not previously released to SportsMap to pay its taxes). For illustrative purposes, based on funds in the Trust Account of approximately $17.2 million on June 27, 2023, the estimated per-share redemption price would have been approximately $10.54, less any taxes payable from interest proceeds. Public stockholders may elect to redeem their shares even if they vote for the Business Combination Proposal. A public stockholder, together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as defined in Section 13(d)(3) of the U.S. Securities Exchange Act of 1934, as amended), will be restricted from seeking redemption rights with respect to more than 20% of the public shares without the consent of SportsMap. Accordingly, all public shares in excess of 20% held by a public stockholder, together with any affiliate of such holder or any other person with whom such holder is acting in concert or as a “group,” will not be redeemed for cash without the consent of SportsMap. See “Special Meeting of SportsMap — Redemption Rights” in the accompanying proxy statement for a detailed description of the procedures to be followed if you wish to redeem your public shares for cash.
The consummation of the transactions contemplated by the Business Combination Agreement, including the occurrence of the closing of the Business Combination, is subject to the satisfaction or waiver of certain other closing conditions as described in the accompanying proxy statement under the section entitled “Proposal No. 1 — The Business Combination Proposal — Business Combination Agreement — Conditions to Closing”. There can be no assurance that the parties to the Business Combination Agreement would waive any such provision of the Business Combination Agreement or that the transactions contemplated by the Business Combination Agreement, including the closing of the Business Combination, will be consummated.
SportsMap Common Stock and SportsMap’s Public Warrants and units are currently listed on The Nasdaq Global Market under the symbols “SMAP”, “SMAPW” and “SMAPU”, respectively. Upon consummation of the Business Combination, New ICI’s shares of common stock and Public Warrants are expected to be listed on Nasdaq under the symbols “[•]” and “[•]W”, respectively. New ICI will not have units traded. SportsMap’s units commenced public trading on October 19, 2021. The SportsMap Common Stock and SportsMap’s warrants began separate trading on November 16, 2021. SportsMap is providing the accompanying proxy statement and accompanying proxy card to SportsMap Stockholders in connection with the solicitation of proxies to be voted at the Special Meeting and at any adjournments of the Special Meeting. Information about the Special Meeting, the Business Combination and other related business to be considered by SportsMap Stockholders at the Special Meeting is included in the accompanying proxy statement. Whether or not you plan to attend the Special Meeting, all of SportsMap Stockholders are urged to read the accompanying proxy statement, including the annexes and other documents referred to therein, carefully and in their entirety. You should also carefully consider the risk factors described in “Risk Factors” beginning on page 40 of the accompanying proxy statement.
The accompanying proxy statement describes the Business Combination Agreement, the Business Combination and related transactions in detail, and you should read it carefully. Please pay particular attention to the section entitled “Risk Factors”, beginning on page 40.
Our board of directors (the “SportsMap Board”) has unanimously approved and adopted the Business Combination Agreement and unanimously recommends that our stockholders vote FOR all of the proposals to be presented at the Special Meeting. Our Sponsor, directors and officers, and other Insiders have agreed to vote all of their shares, which represent approximately 68.5% of the outstanding shares of SportsMap Common Stock, in favor of all such proposals. When you consider the SportsMap Board’s recommendation and such persons’ agreement to vote in favor, you should keep in mind that our directors and our officers have interests in the Business Combination that may differ from or conflict with your interests as a stockholder. See the section entitled “Proposal No. 1 — The Business Combination Proposal — Interests of SportsMap’s Directors and Officers in the Business Combination”.
After careful consideration, the SportsMap Board has unanimously approved the Business Combination Agreement and the transactions contemplated thereby, including the Business Combination, and unanimously recommends that stockholders vote “FOR” the adoption of the Business Combination Agreement and approval of the transactions contemplated thereby, including the Business Combination, and “FOR” all other proposals presented to SportsMap Stockholders in the accompanying proxy statement. When you consider the recommendation of these proposals by the SportsMap Board, you should keep in mind that SportsMap’s directors and officers have interests in the Business Combination that may differ from or conflict with your interests as a stockholder. For instance, the Sponsor will benefit from the completion of a business combination and may be incentivized to complete a business combination that is less favorable to stockholders of SportsMap than liquidating SportsMap. See “Business Combination Proposal — Interests of SportsMap’s Directors and Officers in the Business Combination” in the accompanying proxy statement for a further discussion of these considerations.
Your vote is very important. Whether or not you plan to attend the Special Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented at the Special Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting. The Business Combination will be consummated only if the Condition Precedent Proposals are approved at the Special Meeting. Each of the Condition Precedent Proposals is cross-conditioned on the approval of each other. If the Condition Precedent Proposals are not approved and the applicable conditions in the Business Combination Agreement are not waived, the Director Election Proposal and the Advisory Governance Proposals will not be presented at the meeting. The Adjournment Proposal is not conditioned on the approval of any other proposal set forth in the accompanying proxy statement.
If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Special Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Special Meeting in person, the effect will be, among other things, that your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting. If you are a stockholder of record and you attend the Special Meeting and wish to vote in person, you may withdraw your proxy and vote in person.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR PUBLIC SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO SPORTSMAP’S TRANSFER AGENT [PRIOR TO THE ORIGINALLY SCHEDULED DATE OF THE SPECIAL MEETING]. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF THE BUSINESS COMBINATION IS NOT COMPLETED, THEN THESE SHARES WILL BE RETURNED TO YOU OR YOUR ACCOUNT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS PROXY STATEMENT, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.
This proxy statement is dated [           ], and is first being mailed to SportsMap Stockholders on or about [           ].

SportsMap Tech Acquisition Corp.
5353 WEST ALABAMA, SUITE 415
HOUSTON, TEXAS 77056
(713) 479-5302
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [•], 2023
To the Stockholders of SportsMap Tech Acquisition Corp:
NOTICE IS HEREBY GIVEN that a special meeting of stockholders of SportsMap Tech Acquisition Corp., a Delaware corporation (“SportsMap”), will be held on [•], 2023, at [•], Eastern Time (the “Special Meeting”). The Special Meeting will be completely virtual. There will be no physical meeting location and the Special Meeting will only be conducted via live webcast at the following address: [           ]. You are cordially invited to attend the Special Meeting for the following purposes:
1.
The Business Combination Proposal — To consider and adopt the Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among SportsMap, ICH Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of SportsMap, and Infrared Cameras Holdings, Inc., a Delaware corporation (“ICI”), a copy of which is attached to the accompanying proxy statement as Annex A, including the transactions contemplated thereby (Proposal No. 1);

2.
The Charter Proposal — To consider and vote upon a proposal to adopt the second amended and restated certificate of incorporation (the “Proposed Certificate of Incorporation”) of SportsMap, a copy of which is attached to the accompanying proxy statement as Annex B (Proposal No. 2);

3.
The Advisory Governance Proposals — To consider and vote upon, on a non-binding advisory basis, proposals to approve certain governance provisions contained in the Proposed Certificate of Incorporation, presented separately in accordance with the requirements of the United States Securities and Exchange Commission (Proposal No. 3);

4.
The Nasdaq Proposal — To consider and vote upon, for purpose of complying with Nasdaq Listing Rule 5635, the issuance of SportsMap common stock, par value $0.0001 per share (“SportsMap Common Stock”), in connection with the Business Combination [and related private placement financings] (Proposal No. 4);

5.
The Director Election Proposal — To consider and vote upon a proposal to elect the [seven] individuals as directors to the board of directors of SportsMap (the “SportsMap Board”), effective immediately upon the closing of the Business Combination, in each case, until their respective successor is duly elected and qualified, or until their earlier resignation, removal or death (Proposal No. 5);

6.
The Equity Incentive Plan Proposal — To consider and vote upon the equity incentive plan, a copy of which is attached to the proxy statement as Annex F (Proposal No. 6); and

7.
The Adjournment Proposal — To consider and vote upon a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Charter Proposal, the Equity Incentive Plan Proposal, the Director Election Proposal, and the Nasdaq Proposal, or if we determine that one or more of the closing conditions to Business Combination Agreement is not satisfied or waived (Proposal No. 7).

These items of business are described in the attached proxy statement, which we encourage you to read in its entirety before voting. Only holders of record of SportsMap Common Stock at the close of business on [           ]are entitled to notice of the Special Meeting and to vote and have their votes counted at the Special Meeting and any adjournments or postponements of the Special Meeting. IN PARTICULAR, WE URGE YOU TO CAREFULLY READ THE SECTION ENTITLED “RISK FACTORS”.
Pursuant to SportsMap’s amended and restated certificate of incorporation as in effect as of the date hereof, SportsMap will provide holders of SportsMap’s public shares (“public stockholders” and such shares, “public shares”) with the opportunity to redeem their public shares for cash equal to their pro rata share of the aggregate amount on deposit in the Trust Account (as defined herein), which holds the proceeds of SportsMap’s initial public offering, as of two business days prior to the consummation of the transactions contemplated by the Business Combination Proposal (including interest earned on the funds held in the Trust Account and not previously released to SportsMap to pay its taxes). For illustrative purposes, based on funds in the Trust Account of approximately $17.2 million on June 27, 2023, the estimated per-share redemption price would have been approximately $10.54, less any taxes payable from interest proceeds. Public stockholders may elect to redeem their shares even if they vote for the Business Combination Proposal. A public stockholder, together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from seeking redemption rights with respect to more than 20% of the public shares without the consent of SportsMap. Accordingly, all public shares in excess of 20% held by a public stockholder, together with any affiliate of such holder or any other person with whom such holder is acting in concert or as a “group,” will not be redeemed for cash without the consent of SportsMap. SportsMap, LLC (the “Sponsor”) and SportsMap’s directors and officers have, for no consideration, agreed to waive their redemption rights in connection with the consummation of the Business Combination with respect to any shares of SportsMap Common Stock they may hold. Collectively, the Sponsor and the SportsMap directors and officers own 68.5% of issued and outstanding SportsMap Common Stock. The Sponsor and SportsMap’s directors and officers have agreed to vote any shares of SportsMap Common Stock owned by them in favor of each of the proposals presented at the Special Meeting.
After careful consideration, the SportsMap Board has determined that the Business Combination Proposal, the Charter Proposal, the Advisory Governance Proposals, the Nasdaq Proposal, the Director Election Proposal, the Equity Incentive Plan Proposal and the Adjournment Proposal are fair to and in the best interests of SportsMap and its stockholders and unanimously recommends that you vote or give instruction to vote “FOR” the Business Combination Proposal, “FOR” the Charter Proposal, “FOR” the Advisory Governance Proposals, “FOR” the Nasdaq Proposal, “FOR” the Director Election Proposal, “FOR” the Equity Incentive Plan Proposal and “FOR” the Adjournment Proposal, if presented.
Consummation of the Business Combination is conditional on approval of each of the Business Combination Proposal, the Charter Proposal, the Nasdaq Proposal and the Equity Incentive Plan Proposal. If the Business Combination Proposal is not approved, the other proposals, except the Adjournment Proposal, will not be presented to stockholders for a vote. The proxy statement accompanying this notice explains the Business Combination Agreement and the transactions contemplated thereby, as well as the proposals to be considered at the Special Meeting. Please review the proxy statement carefully.
All SportsMap Stockholders are invited to attend the Special Meeting in virtual format. SportsMap Stockholders may attend, vote and examine the list of SportsMap Stockholders entitled to vote at the Special Meeting by visiting [           ] and entering the control number found on their proxy card, voting instruction form or notice included in their proxy materials. In light of public health concerns regarding the coronavirus (“COVID-19”) pandemic, the Special Meeting will be held in virtual meeting format only. You will not be able to attend the Special Meeting physically. To ensure your representation at the Special Meeting, you are urged to complete, sign, date and return the enclosed proxy card as soon as possible. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares.
A complete list of SportsMap Stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at the principal executive offices of SportsMap for inspection by stockholders during business hours for any purpose germane to the Special Meeting.
Your vote is important regardless of the number of shares you own. Whether you plan to attend the Special Meeting or not, please sign, date and return the enclosed proxy card as soon as possible in the envelope provided. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

Thank you for your participation. We look forward to your continued support.
By Order of the Board of Directors,
SPORTSMAP TECH ACQUISITION CORP.
[•], 2023	David Gow Chairman of the Board of Directors
IF YOU SIGN, DATE AND RETURN YOUR PROXY CARD WITHOUT INDICATING HOW YOU WISH TO VOTE, YOUR PROXY WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS PRESENTED AT THE SPECIAL MEETING. IF YOU FAIL TO RETURN YOUR PROXY CARD OR FAIL TO INSTRUCT YOUR BANK, BROKER OR OTHER NOMINEE HOW TO VOTE, AND DO NOT ATTEND THE SPECIAL MEETING IN PERSON, THE EFFECT WILL BE, AMONG OTHER THINGS, THAT YOUR SHARES WILL NOT BE COUNTED FOR PURPOSES OF DETERMINING WHETHER A QUORUM IS PRESENT AT THE SPECIAL MEETING. IF YOU ARE A STOCKHOLDER OF RECORD AND YOU ATTEND THE SPECIAL MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR PUBLIC SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO SPORTSMAP’S TRANSFER AGENT [PRIOR TO THE ORIGINALLY SCHEDULED DATE OF THE SPECIAL MEETING]. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF THE BUSINESS COMBINATION IS NOT COMPLETED, THEN THESE SHARES WILL BE RETURNED TO YOU OR YOUR ACCOUNT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS. SEE “SPECIAL MEETING OF SPORTSMAP STOCKHOLDERS — REDEMPTION RIGHTS” FOR MORE SPECIFIC INSTRUCTIONS.

PRELIMINARY — SUBJECT TO COMPLETION, DATED [           ]
PROXY STATEMENT FOR SPECIAL MEETING OF
THE STOCKHOLDERS OF SPORTSMAP TECH ACQUISITION CORP.
(A DELAWARE CORPORATION)
The board of directors (the “SportsMap Board”) of SportsMap Tech Acquisition Corp., a Delaware corporation (“SportsMap”, “we” or “our”), has unanimously approved (1) the merger (the “Merger”) of ICH Merger Sub Inc., a Delaware corporation and a direct wholly-owned subsidiary of SportsMap (“Merger Sub”), with and into Infrared Cameras Holdings, Inc., a Delaware corporation (“ICI”), with New ICI surviving the Merger as a wholly-owned subsidiary of SportsMap (the time that the Merger becomes effective being referred to as the “Effective Time”), pursuant to the terms of the Business Combination Agreement, dated as of December 5, 2022 (the “Business Combination Agreement”), by and among SportsMap, Merger Sub and ICI, a copy of which is attached to this proxy statement as Annex A and as more fully described elsewhere in this proxy statement and (2) the other transactions contemplated by the Business Combination Agreement and documents related thereto (collectively, the “Business Combination”). As used in this proxy statement, “New ICI” refers to SportsMap after giving effect to the Business Combination.
As a result of, and upon the consummation of the Business Combination (the “Closing”), on the terms and subject to the conditions set forth in the Business Combination Agreement, at the Effective Time, among other things and as more fully described elsewhere in this proxy statement: (i) each share of issued and outstanding ICI common stock, par value $0.001 per share (“ICI Common Stock”), other than dissenting shares and shares held immediately prior to the Effective Time by ICI as treasury stock, will be converted into the right to receive a number of shares of SportsMap common stock, par value $0.0001 per share (“SportsMap Common Stock”), based on the Exchange Ratio described below, (ii) each option to purchase shares of ICI Common Stock designated as “Class B Non-Voting Common Stock” (“ICI Class B Common Stock”) that is outstanding and unexercised immediately prior to the Effective Time, whether vested or unvested, other than any Out-of-the-Money Options (as defined in this proxy statement), will be converted into an option to purchase a number of shares of SportsMap Common Stock upon substantially the same terms and conditions (taking into account any accelerated vesting provided for in ICI’s existing equity plan or any related award agreement by reason of the Business Combination Agreement or the Business Combination) as are in effect with respect to such option prior to the Effective Time, except that such option shall represent the right to receive a number of shares of SportsMap Common Stock equal to the number of shares of ICI Class B Common Stock subject to such option prior to the Effective Time multiplied by the Exchange Ratio, and the exercise price per share shall be equal to the exercise price per share of such option prior to the Effective Time multiplied by the Exchange Ratio, and (iii) the governing documents of SportsMap will be amended and restated and will be the governing documents of New ICI as described in this proxy statement. The Exchange Ratio will be equal to the value of a share of ICI Common Stock, based on an equity valuation of ICI of $100,000,000, subject to adjustment as set forth in the Business Combination Agreement and described in more detail below, divided by an assumed value of SportsMap Common Stock of $10.00 per share. As of the Effective Time, SportsMap will change its name to ‘Infrared Cameras Holdings, Inc.’
SportsMap is, and immediately following the Effective Time New ICI will be, an “emerging growth company”, as defined under the Jumpstart Our Business Startups Act of 2012, or the JOBS Act, and a “smaller reporting company”, as defined in federal securities laws. New ICI may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies and smaller reporting company.
SportsMap Common Stock and SportsMap’s Public Warrants and units are currently listed and traded on The Nasdaq Global Market under the symbols “SMAP”, “SMAPW” and “SMAPU”, respectively. Upon consummation of the Business Combination, New ICI intends to apply for listing, effective at the time of the Closing, of New ICI’s shares of common stock and public warrants on The Nasdaq Stock Market LLC under the symbols “[•]” and “[•]W”, respectively. New ICI will not have units traded. This proxy statement provides stockholders of SportsMap with detailed information about the proposed Business Combination and other matters to be considered at the Special Meeting of SportsMap. We encourage you to read this entire document, including the annexes and other documents referred to herein, carefully and in their entirety. You should also carefully consider the risk factors described in the section entitled “Risk Factors” beginning on page 40 of this proxy statement.
NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY U.S. STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS PROXY STATEMENT OR ANY OF THE SECURITIES TO BE ISSUED IN THE BUSINESS COMBINATION, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.
This proxy statement is dated [•], 2023 and is first being mailed to the stockholders of SportsMap on or about that date.

i

ii

MARKET AND INDUSTRY DATA
This proxy statement contains estimates, projections, and other information concerning ICI’s industry and business, as well as data regarding market research, estimates, and forecasts prepared by ICI’s management. Information that is based on estimates, forecasts, projections, market research, or similar methodologies is inherently subject to uncertainties, and actual events or circumstances may differ materially from events and circumstances that are assumed in this information. The industry in which ICI operates is subject to a high degree of uncertainty and risk due to a variety of factors, including those described in the section entitled “Risk Factors”. Unless otherwise expressly stated, ICI obtained this industry, business, market, and other data from reports, research surveys, studies, and similar data prepared by market research firms and other third parties, industry and general publications, government data, and similar sources that ICI did not pay for, sponsor, conduct or otherwise commission. Forecasts and other forward-looking information with respect to industry, business, market, and other data are subject to the same qualifications and additional uncertainties regarding the other forward-looking statements in this proxy statement. See “Cautionary Note Regarding Forward-Looking Statements”.
TRADEMARKS
This proxy statement includes trademarks, tradenames and service marks, certain of which belong to us, ICI or Merger Sub and others that are the property of other organizations. Solely for convenience, trademarks, tradenames and service marks referred to in this proxy statement appear without the®, TM and SM symbols, but the absence of those symbols is not intended to indicate, in any way, that we or ICI will not assert our or their rights or that the applicable owner will not assert its rights to these trademarks, tradenames and service marks to the fullest extent under applicable law. We do not intend our use or display of other parties’ trademarks, trade names or service marks to imply, and such use or display should not be construed to imply, a relationship with, or endorsement or sponsorship of us by, these other parties.
SELECTED DEFINITIONS
In this document:
“Adjusted Equity Value” means an amount equal to (a) $100,000,000, less (b) the aggregate amount of ICI's outstanding indebtedness at the Effective Time, plus (c) the aggregate exercise price that would be paid in respect of Participating Company Options if all Participating Company Options were exercised in full immediately prior to the Effective Time, plus (d) all cash and cash equivalents of ICI as of immediately prior to the Effective Time, plus (e) the aggregate principal amount of any convertible promissory notes entered into by ICI on or after the date of the Business Combination Agreement but prior to the Closing in each case on terms and subject to conditions set forth in the Business Combination Agreement. As of [•], we estimate the Adjusted Equity Value would be approximately $[•].
“Aggregate Closing PIPE Proceeds” means the aggregate cash proceeds actually received by SportsMap and Merger Sub in respect of the PIPE Financing (whether prior to or on the date of Closing).
“Aggregate Transaction Proceeds” means an amount equal to (a) the sum of (i) the aggregate cash proceeds available for release to SportsMap or Merger Sub (or any designees thereof) from the Trust Account in connection with the transactions contemplated hereby (after giving effect to any redemptions by the SportsMap Stockholders), (ii) the Aggregate Closing PIPE Proceeds (which as of the date of this proxy statement was zero), (iii) the aggregate principal amount of the ICI Convertible Notes (which as of the date of this proxy statement was approximately $1.1 million), and (iv) the aggregate principal amount of any indebtedness of ICI incurred on or after the date of the Business Combination Agreement and prior to the Closing and convertible into equity securities of ICI (which as of the date of this proxy statement was zero, in the case of clauses (iii) and (iv), to the extent facilitated by SportsMap, the Sponsor or any of their respective affiliates, less (b) the aggregate amount of any unpaid transaction expenses of SportsMap incurred in connection with the Business Combination.
“Business Combination” means the transactions contemplated by the Business Combination Agreement, including the Merger.

“Business Combination Agreement” means the Business Combination Agreement, dated as of December 5, 2022, as may be amended, by and among SportsMap, Merger Sub and ICI.
“Business Combination Proposal” means the proposal to approve the adoption of the Business Combination Agreement and the Business Combination.
“Certificate of Merger” means the certificate of merger effecting the Merger pursuant to the DGCL.
“Charter Proposal” means the proposal to approve and adopt the Proposed Certificate of Incorporation upon the consummation of the Business Combination.
“Closing” means the consummation of the Business Combination.
“Closing Date” means the date upon which the Closing is to occur.
“Code” means the Internal Revenue Code of 1986, as amended.
“Condition Precedent Proposals” means the Business Combination Proposal, the Charter Proposal, the Nasdaq Proposal and the Equity Incentive Plan Proposal.
“Current Certificate of Incorporation” means SportsMap’s amended and restated certificate of incorporation as in effect as of the date hereof.
“DGCL” means the Delaware General Corporation Law.
“Director Election Proposal” means the proposal to elect the members to serve on the New ICI Board.
“Effective Time” means the effective time of the Merger.
“Equity Incentive Plan” means the Equity Incentive Plan of New ICI, attached hereto as Annex F.
“Equity Incentive Plan Proposal” means the proposal to approve and adopt the Equity Incentive Plan.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Exchange Ratio” means the number obtained by (i) dividing the Adjusted Equity Value by $10.00, which is the assigned value of one share of SportsMap Common Stock, and (ii) further dividing the quotient of the calculation in clause (i) by the aggregate number of shares of ICI Common Stock issued and outstanding immediately prior to the Effective Time (other than shares held immediately prior to the Effective Time by ICI as treasury stock) on a fully-diluted basis assuming the exercise of all Participating Company Options, excluding any such shares issuable upon exercise of Out-of-the-Money Options, which will be cancelled at the Effective Time.
“GAAP” means United States generally accepted accounting principles.
“ICI” means Infrared Cameras Holdings, Inc., a Delaware corporation, and, if the context requires, its consolidated subsidiaries.
“ICI Class A Common Stock” means shares of common stock, par value $0.001 per share, of ICI designated as “Class A Voting Common Stock” pursuant to ICI’s certificate of incorporation, as amended. For the avoidance of doubt, from and after the consummation of the ICI Convertible Note Conversion, “ICI Class A Common Stock” will be deemed to include the ICI Class A Common Stock issued in the ICI Convertible Note Conversion.
“ICI Class B Common Stock” means shares of common stock, par value $0.001 per share, of ICI designated as “Class B Non-Voting Common Stock” pursuant to ICI’s certificate of incorporation, as amended.
“ICI Common Stock” means, collectively, the ICI Class A Common Stock and the ICI Class B Common Stock.
“ICI Convertible Noteholders” means holders of ICI Convertible Notes.

“ICI Convertible Notes” means the convertible promissory notes (in such form as mutually agreed among SportsMap, Merger Sub and ICI) issued on or after the date of the Business Combination Agreement and prior to the Closing, which shall have an aggregate principal amount of up to $10,000,000.
“ICI Shareholder Promissory Note” means the promissory note issued by ICI to Gary Strahan on July 14, 2020 with an aggregate principal amount $29,718,000.
“ICI Stockholders” means holders of ICI Common Stock.
“Insiders” has the meaning ascribed to it in the Sponsor Letter Agreement.
“IPO” means SportsMap’s initial public offering of SportsMap Units, consummated on October 21, 2021.
“JOBS Act” means the Jumpstart Our Business Startups Act of 2012, as amended.
“Merger” means the merger of Merger Sub with and into ICI, with ICI surviving as a wholly-owned subsidiary of SportsMap.
“Merger Sub” means ICH Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of SportsMap.
“Nasdaq” means The Nasdaq Stock Market LLC.
“New ICI” means SportsMap following the consummation of the Business Combination.
“New ICI Board” means the board of directors of New ICI.
“New ICI Common Stock” means the common stock of New ICI, par value $0.001 per share, after Closing.
“Out-of-the-Money Option” means any ICI Option (as defined below) that is outstanding immediately prior to the Effective Time (as defined below) and has a per-share exercise price equal to or greater than (i) the Adjusted Equity Value, divided by (ii) the aggregate number of shares of ICI Common Stock issued and outstanding immediately prior to the Effective Time (other than shares held immediately prior to the Effective Time by ICI as treasury stock) on a fully-diluted basis assuming the exercise of all Participating Company Options.
“Participating Company Option” means each option to purchase shares of ICI Class B Common Stock that is outstanding and unexercised immediately prior to the Effective Time, whether vested or unvested, other than any Out-of-the-Money Option.
“PCAOB” means the U.S. Public Company Accounting Oversight Board.
“PIPE Financing” means the private placement or other financing to be consummated simultaneously with the Closing on such terms as are mutually agreed among SportsMap, Merger Sub and ICI.
“Private Placement Units” means the 675,000 units sold concurrently with the closing of the IPO, at $10.00 per unit. Each unit consists of one share of SportsMap Common Stock and three-quarters of one Private Placement Warrant.
“Private Placement Warrants” means the 506,250 private warrants originally included as part of the Private Placement Units and any warrants included in units issued upon conversion of working capital loans, if any.
“Private Shares” means the 675,000 shares of SportsMap Common Stock originally included as part of the Private Placement Units.
“Proposed Certificate of Incorporation” means the amended and restated certificate of incorporation of New ICI, attached hereto as Annex B.
“Public Warrants” means the SportsMap Warrants originally included as part of the SportsMap Units and redeemable following the initial business combination.

“Required SportsMap Stockholder Approval” means the approval of each of Proposal No. 1 (the Business Combination Proposal), Proposal No. 2 (the Charter Proposal), Proposal No. 4 (the Nasdaq Proposal) and Proposal No. 6 (the Equity Incentive Plan Proposal) by the requisite number of shares of SportsMap Common Stock entitled to vote thereon, whether in person or by proxy at the Special Meeting (or any adjournment or postponement thereof), in accordance with SportsMap’s governing documents and applicable law.
“SEC” means the U.S. Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended.
“Sponsor” means SportsMap, LLC, a Delaware limited liability company.
“Sponsor Letter Agreement” means the Sponsor Letter Agreement, dated December 5, 2022, by and among SportsMap, ICI, the Sponsor and certain other holders of SportsMap Common Stock.
“SportsMap” means SportsMap Tech Acquisition Corp., a Delaware corporation.
“SportsMap Advisors” means Craig-Hallum Capital Group LLC and Roth Capital Partners, LLC.
“SportsMap Board” means the board of directors of SportsMap.
“SportsMap Common Stock” means the common stock of SportsMap, par value $0.001 per share, prior to Closing.
“SportsMap Founder Shares” means the 2,875,000 shares of SportsMap Common Stock that were purchased by Sponsor and the other initial stockholders prior to SportsMap’s IPO.
“SportsMap Initial Stockholders” means the Sponsor, Roth Capital Partners, LLC, the representative of the underwriters in the IPO, and any other holder of SportsMap Founder Shares, including SportsMap officers and directors.
“SportsMap Stockholders” means holders of SportsMap Common Stock, including, without limitation, the SportsMap Initial Stockholders.
“SportsMap Record Date” means [•].
“SportsMap Units” means the 11,500,000 units issued in the IPO, each of which consisted of one share of SportsMap Common Stock and three-quarters of one Public Warrant.
“SportsMap Warrants” means the Public Warrants together with the Private Placement Warrants.
“Transaction Support Agreement” means the Transaction Support Agreement, dated December 5, 2022, by and among SportsMap, ICI and each of the holders of ICI Class A Common Stock.
“Trust Account” means the trust account established pursuant to the IPO, with Continental Stock Transfer & Trust Company acting as trustee, in which the proceeds from the IPO and related private placement were placed.
“Warrant Agreement” means the existing Warrant Agreement, dated October 18, 2021, between Continental Stock Transfer & Trust Company, as warrant agent, and SportsMap, pursuant to which the SportsMap Warrants were issued.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Certain statements in this proxy statement may constitute “forward-looking statements” for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, for example, statements about:
•
our ability to consummate the Business Combination;

•
changes to the terms of or waivers of closing conditions in the Business Combination Agreement;

•
the benefits of the Business Combination;

•
the combined company’s financial performance following the Business Combination;

•
the ability to obtain or maintain the listing of our securities on Nasdaq following the Business Combination;

•
ICI’s expectation to incur significant expenses and continuing losses for the foreseeable future;

•
ICI’s expansion of its SaaS capabilities and offerings; and

•
ICI’s future research and development costs.

These forward-looking statements are based on information available as of the date of this proxy statement, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.
As a result of a number of known and unknown risks and uncertainties, the actual results or performance of New ICI may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:
•
the occurrence of any event, change or other circumstances that could delay the Business Combination or give rise to the termination of the Business Combination Agreement, including, without limitation, our ability to close on our investments;

•
the outcome of any legal proceedings that may be instituted against SportsMap, Merger Sub or ICI following the date of this proxy statement;

•
the inability to complete the Business Combination due to the failure to obtain approval of the SportsMap Stockholders or to satisfy other conditions to the Closing in the Business Combination Agreement, including the requirement with respect to Aggregate Transaction Proceeds;

•
the inability to obtain or maintain the listing of the New ICI Common Stock on Nasdaq following the Business Combination;

•
the risk that the proposed Business Combination disrupts current plans and operations of ICI as a result of the announcement and consummation of the transactions described herein;

•
our ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of New ICI to grow and manage growth profitably following the Business Combination;

•
costs related to the Business Combination;

•
changes in applicable laws or regulations;

•
the effects of the COVID-19 pandemic on ICI’s business;

•
the lack of a third-party valuation in SportsMap determining whether or not to pursue the proposed transaction;

•
the ability of New ICI to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities;

•
the risk of downturns and the possibility of rapid change in the highly competitive industry in which ICI operates;

•
the risk that ICI and its current and future collaborators are unable to successfully develop and commercialize ICI’s products or services, or experience significant delays in doing so;

•
the risk that New ICI may never achieve or sustain profitability;

•
the risk that New ICI will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all;

•
the risk that New ICI experiences difficulties in managing its growth and expanding operations;

•
the risk that third-party suppliers and manufacturers are not able to fully and timely meet their obligations;

•
the risk that ICI is unable to secure or protect its intellectual property;

•
the possibility that SportsMap, Merger Sub or ICI may be adversely affected by other economic, business, and/or competitive factors; and

•
other risks and uncertainties described in this proxy statement, including those under the section entitled “Risk Factors”.

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS
The following questions and answers briefly address some commonly asked questions about the proposals to be presented at the Special Meeting, including with respect to the proposed Business Combination. The following questions and answers may not include all the information that is important to SportsMap Stockholders. Stockholders are urged to read carefully this entire proxy statement, including the financial statements and annexes attached hereto and the other documents referred to herein.
Questions and answers about the Business Combination
Q:
What is the Business Combination?

A:
SportsMap, Merger Sub, a wholly owned subsidiary of SportsMap, and ICI have entered into the Business Combination Agreement, pursuant to which Merger Sub will merge with and into ICI, with ICI surviving the merger as a wholly-owned subsidiary of SportsMap. In connection with the Merger, SportsMap will change its name to ‘Infrared Cameras Holdings, Inc.’

SportsMap will hold the Special Meeting to, among other things, obtain the approvals required for the Business Combination and the other transactions contemplated by the Business Combination Agreement and you are receiving this proxy statement in connection with such meeting. In addition, a copy of the Business Combination Agreement is attached to this proxy statement as Annex A. We urge you to read carefully this proxy statement, including the annexes and the other documents referred to herein, in their entirety.
Q:
Why am I receiving this proxy statement?

A:
SportsMap is sending this proxy statement to its stockholders to help them decide how to vote their shares of SportsMap Common Stock with respect to the matters to be considered at the Special Meeting.

SportsMap and ICI have agreed to the Business Combination under the terms of the Business Combination Agreement that is described in this proxy statement. A copy of the Business Combination Agreement is attached to this proxy statement as Annex A, and SportsMap encourages its stockholders to read it in its entirety. SportsMap Stockholders are being asked to consider and vote upon a proposal to approve the adoption of the Business Combination Agreement and approve the transactions contemplated by the Business Combination Agreement, which, among other things, include provisions for Merger Sub to be merged with and into ICI with ICI being the surviving corporation as a wholly-owned subsidiary of SportsMap. See “Proposal No. 1 — The Business Combination Proposal”.
The Business Combination cannot be completed unless SportsMap Stockholders approve (a) a proposal to approve the adoption of the Business Combination Agreement and the Business Combination, (b) a proposal to approve and adopt the Proposed Certificate of Incorporation, a copy of which is attached hereto as Annex B, which is referred to herein as the “Charter Proposal”, (c) a proposal to approve, for purpose of complying with Nasdaq Listing Rule 5635, the issuance of SportsMap Common Stock in connection with the Business Combination, which is referred to herein as the “Nasdaq Proposal” and (d) a proposal to approve and adopt the Equity Incentive Plan, a copy of which is attached to the proxy statement as Annex F, which is referred to herein as the “Equity Incentive Plan Proposal”, set forth in this proxy statement for their approval. Information about the Special Meeting, the Business Combination and the other business to be considered by stockholders at the Special Meeting is contained in this proxy statement.
This document constitutes a proxy statement of SportsMap. It is a proxy statement because the SportsMap Board is soliciting proxies using this proxy statement from its stockholders. See “Proposal No. 1 — The Business Combination Proposal — The Business Combination Agreement — Merger Consideration”.
Q:
What will ICI receive in the Business Combination?

A:
If the Business Combination is completed, each share of ICI Common Stock issued and outstanding immediately prior to the Effective Time (other than dissenting shares and shares held immediately prior to the Effective Time by ICI as treasury stock) will be converted into the right to receive [•] shares of New ICI Common Stock (deemed to have a value of $10 per share).
Q:
When do you expect the Business Combination to be completed?

A:
It is currently anticipated that the Business Combination will be consummated promptly following the Special Meeting, which is set for [•], 2023. However, such meeting could be adjourned, as described herein. Neither SportsMap nor ICI can assure you of when or if the Business Combination will be completed and it is possible that factors outside the control of both companies could result in the Business Combination being completed at a different time or not at all. SportsMap must first obtain the approval of its stockholders for certain of the proposals set forth in this proxy statement for their approval, and satisfy other closing conditions.

Q:
What happens if the Business Combination is not completed?

A:
There are certain circumstances under which the Business Combination Agreement may be terminated. See the section entitled “The Business Combination Agreement” for information regarding the parties’ specific termination rights. In addition, the Business Combination will not be consummated if the Required SportsMap Stockholder Approval is not obtained or the other conditions to closing are not satisfied or waived. If SportsMap does not complete the Business Combination for whatever reason, SportsMap would search for another target business with which to complete a business combination.

If, as a result of the termination of the Business Combination Agreement or otherwise, SportsMap is unable to complete a business combination by July 20, 2023, as extended monthly at the election of SportsMap upon the contribution of $0.05 per public share outstanding (ultimately as late as December 20, 2023), or amend the Current Certificate of Incorporation to extend the date by which SportsMap must consummate an initial business combination, the Current Certificate of Incorporation provides that SportsMap will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares at a per-share price, payable in cash, equal to the amount then held in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to SportsMap to pay taxes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining holders of SportsMap Common Stock and the SportsMap Board, proceed to commence a voluntary liquidation and thereby a formal dissolution of SportsMap, subject (in the case of (ii) and (iii) above) to SportsMap’s obligations to provide for claims of creditors and the requirements of applicable law. See the section entitled “Risk Factors — Risks Related to SportsMap and the Business Combination.” The SportsMap Initial Stockholders have, for no consideration, waived any right to any liquidation distribution with respect to their shares of SportsMap Common Stock.
The Sponsor has no redemption rights in the event a business combination is not effected prior to such date and, accordingly, its SportsMap Founder Shares will be worthless. Additionally, in the event of liquidation, there will be no distribution with respect to outstanding SportsMap Warrants. Accordingly, the SportsMap Warrants will expire worthless.
Q:
How will the level of redemptions by SportsMap Stockholders affect the ownership of non-redeeming SportsMap Stockholders in New ICI following the Closing?

A:
Because the Business Combination is structured as an acquisition of ICI by SportsMap, all shares of SportsMap Common Stock outstanding prior to the Business Combination will remain outstanding after the Business Combination, subject to the redemption rights exercised by SportsMap Stockholders. Accordingly, the total number of shares of New ICI Common Stock outstanding at the Closing (and the relative ownership levels of non-redeeming SportsMap Stockholders) will be affected by: (i) the number of shares of SportsMap Common Stock that is redeemed in connection with the Business Combination and (ii) the issuance of New ICI Common Stock in connection with the Business Combination.

Furthermore, to the extent that holders of SportsMap Common Stock redeem their shares of SportsMap Common Stock prior to or in the Business Combination, their SportsMap Warrants will remain issued and outstanding notwithstanding the redemption of their shares of SportsMap Common Stock. SportsMap Warrants are not redeemable in connection with the Business Combination and they trade separately from SportsMap Common Stock. Based on the trading price of the SportsMap Warrants of $[•] per SportsMap Warrant as of [•], the SportsMap Warrants owned by the holders of SportsMap Common Stock (other than the Sponsor and its affiliates) were worth approximately $[•] million in the aggregate, and the SportsMap Warrants owned by the Sponsor and its affiliates were worth approximately $[•] million.
SportsMap’s public stockholders previously elected to redeem 9,865,056 shares of SportsMap Common Stock in connection with a stockholder meeting on April 14, 2023, pursuant to a stockholder vote to amend SportsMap’s certificate of incorporation to extend our business combination period monthly, for up to eight months, from April 20, 2023, ultimately until as late as December 20, 2023. The 9,865,056 public shares of SportsMap Common Stock redeemed at the stockholder meeting on April 14, 2023 represented approximately 65.5% of the shares of SportsMap Common Stock issued and outstanding on such date and approximately 85.8% of the public shares then-outstanding.
The table below shows the relative ownership levels of holders of New ICI Common Stock following the Business Combination under varying redemption scenarios.
	Assuming No Additional Redemptions		Assuming Maximum Redemptions
	Shares	Ownership Percentage	Shares	Ownership Percentage
Ownership Group:
SportsMap Sponsor and Insiders	2,840,000	19.5%	2,840,000	20.0%
SportsMap Public Stockholders(1)	1,634,944	11.2%	1,246,292	8.8%
SportsMap Advisors(2)	1,362,500	9.3%	1,362,500	9.6%
ICI Securityholders(3)	8,751,651	60.0%	8,751,651	61.6%
Total(4)	14,589,095	100.0%	14,200,443	100.0%

(1)
Number of shares owned by SportsMap Public Stockholders shown is the number of shares outstanding following the redemption of 9,865,056 public shares of SportsMap Common Stock at the special meeting of SportsMap Stockholders on April 14, 2023. The 9,865,056 public shares of SportsMap Common Stock redeemed represented approximately 65.5% of the shares of SportsMap Common Stock issued and outstanding on such date and approximately 85.8% of the public shares then-outstanding.

(2)
Includes (i) 575,000 shares of SportsMap Common Stock purchased by Roth Capital Partners, LLC (“Roth”) in connection with the IPO, (ii) 135,000 Private Shares included as part of the Private Placement Units purchased by Roth in connection with the IPO, (iii) 402,500 shares of New ICI Common Stock to be issued to Roth at Closing as payment of their $4,025,000 fee to serve as underwriter for the IPO, (iv) 175,000 shares of New ICI Common Stock to be issued to Craig-Hallum Capital Group LLC (“Craig-Hallum”) at Closing as payment of their portion of the M&A Advisory Fee (as defined below) and (v) 75,000 shares of New ICI Common Stock to be issued to Roth as payment of their portion of the M&A Advisory Fee. The fees described in (iii), (iv) and (v) will not be reduced or altered due to redemptions.

(3)
Includes (i) 8,538,040 shares of New ICI Common Stock to be issued in exchange for shares held by existing ICI stockholders and (ii) 213,611 shares of New ICI Common Stock to be issued to ICI Convertible Note Investors. Shares of ICI Common Stock have been converted into shares of New ICI Common Stock at an assumed Exchange Ratio of 13.08; however, the actual Exchange Ratio will be calculated based on ICI’s outstanding capital stock as of immediately prior to the Effective Time.

(4)
Public Stockholders will experience additional dilution to the extent New ICI issues additional shares after the Closing. The tables above do not include (i) up to 8,625,000 shares of New ICI Common Stock that will be issuable upon exercise of the public warrants at an exercise price of $11.50 per share,

(ii) up to 2,400,000 Earnout Shares that will be issuable if certain conditions are met, as described elsewhere in this proxy statement, (iii) up to 506,250 shares of New ICI Common Stock that will be issuable upon exercise of the private warrants at an exercise price of $11.50 per share, (iv) 1,958,642 shares of New ICI Common Stock that will be issuable upon the exercise of existing Participating Company Options or (v) shares of New ICI Common Stock that will be available for issuance under the 2023 Plan, which will initially be equal to 12% of the fully-diluted shares as of the Closing. The following table illustrates the impact on relative ownership levels assuming the issuance of all such shares.
	Assuming No Additional Redemptions		Assuming Maximum Redemptions
	Shares	Ownership Percentage	Shares	Ownership Percentage
Total shares of New ICI Common Stock outstanding at closing of the transaction	14,589,095	46.4%	14,200,443	45.8%
Earnout Shares	2,400,000	7.6%	2,400,000	7.8%
Shares underlying public warrants	8,625,000	27.4%	8,625,000	27.8%
Shares underlying private warrants	506,250	1.6%	506,250	1.6%
Option shares	1,958,642	6.2%	1,958,642	6.3%
Shares initially reserved for issuance under 2023 Plan	3,369,478	10.7%	3,322,840	10.7%
Total	31,448,465	100.0%	31,013,175	100.0%

Q:
What interests do SportsMap’s current officers and directors have in the Business Combination?

A:
Certain of SportsMap’s executive officers and certain non-employee directors may have interests in the Business Combination that are different from, or in addition to, the interests of SportsMap Stockholders generally. These interests include the continued service of certain directors of SportsMap as directors of New ICI and the indemnification of former SportsMap directors and officers by New ICI.

In addition, certain of SportsMap’s current executive officers and directors have financial interests in the Business Combination that are different from, or in addition to, the interests of SportsMap Stockholders, other than the SportsMap Initial Stockholders. With respect to SportsMap’s executive officers and directors, these interests include, among other things:

•
the Current Certificate of Incorporation provides that if a definitive agreement to consummate a Business Combination has been executed but no Business Combination is consummated by July 20, 2023, as extended monthly at the election of SportsMap upon the contribution of $0.05 per public share outstanding (ultimately until as late as December 20, 2023, or such later date as may be approved by SportsMap Stockholders), SportsMap is required to begin the dissolution process provided for in the Current Certificate of Incorporation. In the event of a dissolution:

•
the SportsMap Founder Shares held by the Sponsor and the other SportsMap Initial Stockholders would become worthless, as the holders have, for no consideration, waived any right to receive liquidation distributions with respect to these shares. Prior to the IPO, the SportsMap Initial Stockholders purchased an aggregate of 2,875,000 SportsMap Founder Shares for $25,000, or approximately $0.009 per share. Such SportsMap Founder Shares had an aggregate market value of approximately $[•] million, based upon the closing price of $[•] of SportsMap Common Stock on Nasdaq on the SportsMap Record Date.

•
The Sponsor and the other SportsMap Initial Stockholders also beneficially own 675,000 Private Placement Units, consisting of an aggregate of 675,000 shares of SportsMap Common Stock and an aggregate of 506,250 Private Placement Warrants, for which they paid $6,750,000 and which will expire and be worthless if SportsMap does not complete a business combination within the applicable time period. Such Private Placement Units had an aggregate market value of approximately $[•] million, based upon the closing prices of $[•] and $[•] of SportsMap Common Stock and SportsMap Warrants, respectively, on Nasdaq on the SportsMap Record Date.

•
SportsMap’s officers and directors have an aggregate of $1,173,000 invested in the Sponsor, which will be lost in the event that the Business Combination is not approved and consummated.

•
We pay the Sponsor a total of $10,000 per month for office space, utilities, secretarial support and other administrative and consulting services pursuant to an administrative services agreement. Upon completion of the initial business combination or SportsMap’s liquidation, we will cease paying these monthly fees. If we fail to complete the Business Combination, there may not be sufficient funds available to pay any outstanding amounts due under the administrative services agreement. As of March 31, 2023, we had accrued and unpaid administrative service fees to our Sponsor of $21,356.

•
SportsMap’s directors will not receive reimbursement for the out-of-pocket expenses incurred by them on SportsMap’s behalf incident to identifying, investigating and consummating a business combination, unless a business combination is consummated. As of the date hereof, there are no such unpaid out-of-pocket expenses.

•
The Sponsor and its affiliates can earn a positive rate of return on their investments, even if the SportsMap public stockholders experience a negative rate of return on their investments in SportsMap and New ICI.

•
Two of SportsMap’s directors, David Gow and Reid Ryan, are expected to continue as directors of New ICI if the Business Combination is completed.

•
Because the Sponsor and the SportsMap directors will benefit from the completion of a business combination, they may be incentivized to recommend and complete a business combination of a less favorable target company or on terms less favorable to SportsMap Stockholders, rather than liquidate SportsMap.

•
SportsMap would be unable to indemnify its current directors and officers or continue to provide directors’ and officers’ liability insurance unless the Business Combination is completed.

In addition, Roth Capital Partners, LLC, the representative of the underwriters of SportsMap’s IPO, purchased an aggregate of 575,000 SportsMap Founder Shares for $5,000, and purchased 135,000 Private Placement Units for $10.00 per unit in connection with the IPO. None of those shares or Private Placement Units will have any value if SportsMap fails to complete an initial business combination and liquidates. Also, pursuant to a business combination marketing agreement executed by Roth Capital Partners, LLC, in connection with the IPO, Roth Capital Partners, LLC, is entitled to receive a fee from SportsMap in connection with the Business Combination in an amount equal to, in the aggregate, $4,025,000, which we expect to pay in the form of New ICI Common Stock. This fee is payable only in the event that the Business Combination closes.
The members of the SportsMap Board were aware of and considered the interests summarized above, among other matters, in evaluating and negotiating the Business Combination Agreement and the Business Combination and in recommending to SportsMap Stockholders, that the Business Combination Agreement be approved and adopted. These interests are described in more detail in the section entitled “Proposal No. 1 — The Business Combination Proposal — Interests of the Sponsor and SportsMap’s Directors and Officers in the Business Combination”. You should be aware of these interests when you consider the SportsMap Board’s recommendation that you vote in favor of the approval and adoption of the Business Combination Agreement and the consummation of the transactions contemplated thereby.
Q:
When and where is the Special Meeting?

A:
The Special Meeting will be held at [•] Eastern Time, on [•], in virtual format. SportsMap Stockholders may attend, vote and examine the list of SportsMap Stockholders entitled to vote at the Special Meeting by visiting [•] and entering the control number found on their proxy card, voting instruction form or notice included in their proxy materials. In light of public health concerns regarding the COVID-19 pandemic, the Special Meeting will be held in virtual meeting format only. You will not be able to attend the Special Meeting physically.

Q:
How do I attend the Special Meeting?

A:
As a registered SportsMap stockholder, you received a proxy card from [•]. The form contain instructions on how to attend the virtual annual meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company at the phone number [•] or e-mail [•].

If you like you can pre-register to attend the virtual meeting starting [•], at [•]. Enter the URL address into your browser [•], enter your control number, name and email address. Once you pre-register, you can vote or enter questions in the chat box. At the start of the meeting you will need to re-log in using your control number and will also be prompted to enter your control number if you vote during the meeting.
Beneficial investors, who own their investments through a bank or broker, will need to contact Continental Stock Transfer & Trust Company to receive a control number. If you plan to vote at the meeting, you will need to have a legal proxy from your bank or broker or, if you would like to join and not vote, Continental Stock Transfer & Trust Company will issue you a guest control number with proof of ownership. Either way you must contact Continental Stock Transfer & Trust Company for specific instructions on how to receive the control number. They can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.
If you do not have internet capabilities, you can listen only to the meeting by dialing [•] (toll-free), outside the U.S. and Canada, [•] (standard rates apply) when prompted enter the pin number [•]. This is a listen-only line, you will not be able to vote or enter questions during the meeting.
Q:
What am I being asked to vote on and why is this approval necessary?

A:
The SportsMap Stockholders are being asked to vote on the following:

1.
a proposal to approve the Business Combination described in this proxy statement, including (a) adopting the Business Combination Agreement and (b) approving the other transactions contemplated by the Business Combination Agreement and related agreements described in this proxy statement. Please see the section entitled “Proposal No. 1 — The Business Combination Proposal”;

2.
a proposal to approve and adopt the Proposed Certificate of Incorporation to replace the Current Certificate of Incorporation. Please see the section entitled “Proposal No. 2 — The Charter Proposal”;

3.
a proposal to approve, for purposes of complying with SEC requirements, certain other matters set forth in the Proposed Certificate of Incorporation of New ICI. Please see the section entitled “Proposal No. 3 — The Advisory Governance Proposals”;

4.
a proposal to approve, for purposes of complying with the applicable provisions of Nasdaq Listing Rule 5635, the issuance of more than 20% of the issued and outstanding shares of SportsMap Common Stock in connection with the Business Combination, including, without limitation, the ICI Convertible Note Conversion. Please see the section entitled “Proposal No. 4 —  The Nasdaq Proposal”;

5.
a proposal to elect [seven] individuals as directors to the New ICI Board, effective immediately upon the Closing, in each case, until their respective successor is duly elected and qualified, or until their earlier resignation, removal or death. Please see the section entitled “Proposal No. 5 — The Director Election Proposal”;

6.
a proposal to approve the Equity Incentive Plan for the purpose of providing a means to enhance the ability to attract, retain, and motive persons who make (or are expected to make) important contributions to New ICI by providing these individuals with equity ownership opportunities and/or equity-linked compensatory opportunities. Please see the section entitled “Proposal No. 6 —  The Equity Incentive Plan Proposal”; and

7.
a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal Nos. 1 through 6. Please see the section entitled “Proposal No. 7 — The Adjournment Proposal.

SportsMap will hold the Special Meeting to consider and vote upon these proposals. This proxy statement contains important information about the proposed Business Combination and the other matters to be acted upon at the Special Meeting. Stockholders should read this proxy statement carefully, including the annexes and the other documents referred to herein.
Consummation of the Business Combination is conditional on approval of each of the Business Combination Proposal, the Charter Proposal, the Nasdaq Proposal and the Equity Incentive Plan Proposal, subject to the terms of the Business Combination Agreement. If the Business Combination Proposal is not approved, the other proposals, except the Adjournment Proposal, will not be presented to stockholders for a vote.
The vote of stockholders is important. Stockholders are encouraged to vote as soon as possible after carefully reviewing this proxy statement.
Q:
I am a SportsMap warrant holder. Why am I receiving this proxy statement?

A:
Upon consummation of the Business Combination, the SportsMap Warrants shall, by their terms, entitle the holders to purchase shares of SportsMap Common Stock at a purchase price of $11.50 per share beginning 30 days after the consummation of the Business Combination. This proxy statement includes important information about ICI and the business of New ICI following consummation of the Business Combination. SportsMap Warrants are not redeemable in connection with the Business Combination and they trade separately from SportsMap Common Stock. Holders of SportsMap Warrants will be entitled to purchase shares of New ICI Common Stock upon consummation of the Business Combination. Accordingly, SportsMap urges you to read the information contained in this proxy statement carefully.

Q:
What will happen to SportsMap securities upon consummation of the Business Combination?

A:
SportsMap Common Stock, SportsMap Warrants and SportsMap Units are currently listed on Nasdaq under the symbols SMAP, SMAPW and SMAPU, respectively. Upon consummation of the Business Combination, New ICI will have one class of common stock which will be listed on Nasdaq under the symbol “[•]”, and its warrants will be listed on Nasdaq under the symbol “[•]W”. New ICI will not have units traded. SportsMap warrant holders and those stockholders who do not elect to have their shares of SportsMap Common Stock redeemed for a pro rata share of the Trust Account need not submit their common stock or warrant certificates, and such shares of stock and warrants will remain outstanding.

Q:
Why is SportsMap proposing the Business Combination?

A:
SportsMap was organized to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses or entities.

On October 21, 2021, SportsMap completed its initial public offering of units, with each unit consisting of one public share and three-quarters of one Public Warrant, each whole Public Warrant to purchase one share of SportsMap Common Stock at a price of $11.50 per share, raising total gross proceeds of $115,000,000, reflecting the exercise in full of the underwriters’ over-allotment option. Since the IPO, SportsMap’s activity has been limited to the evaluation of business combination candidates.
ICI is a provider of sensing solutions built around high-resolution thermal imaging along with visible, acoustic, and laser spectroscopy imagers and sensors, that perceive and measure heat, sound, and gas in the surrounding environment, helping companies gain insight to efficiently manage their most important assets and infrastructure.
Based on its investigations of ICI and the industry in which it operates, including the financial and other information provided by ICI in the course of their negotiations in connection with the Business

Combination Agreement, SportsMap believes that the Business Combination with ICI is advisable and in the best interests of SportsMap and its stockholders. See “Proposal No. 1 — The Business Combination Proposal — The SportsMap Board’s Reasons for the Business Combination”.
Q:
Did the SportsMap Board obtain a third-party valuation or fairness opinion in determining whether or not to proceed with the Business Combination?

A:
The SportsMap Board is not required to, and did not, obtain a third-party valuation or fairness opinion in connection with its determination to approve the Business Combination. In analyzing the Business Combination, the SportsMap Board and management conducted due diligence on ICI and relied on the analysis of SportsMap’s management and its advisors. The SportsMap Board, in reviewing such analysis, and based on discussions with its legal and financial advisors, determined that it had sufficient information to determine the fair market value of ICI, and that a fairness opinion was not necessary. The fair market value of ICI has been determined by the SportsMap Board based upon standards generally accepted by the financial community, such as potential sales and the price for which comparable businesses or assets have been valued. SportsMap Stockholders will be relying on the judgment of its board of directors with respect to such matters. For additional information regarding the valuation of ICI by the SportsMap Board, see the section titled “Proposal No. 1 — The Business Combination Proposal — The Background of SportsMap’s Interaction with ICI — Valuation of ICI’s Business.”

Q:
Do I have redemption rights?

A:
If you are a holder of SportsMap public shares, you have the right to demand that SportsMap redeem such shares for a pro-rata portion of the cash held in the Trust Account. SportsMap sometimes refers to these rights to demand redemption of the public shares as “redemption rights”.

Notwithstanding the foregoing, a holder of public shares, together with any affiliate of such holder or any other person with whom such holder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act) will be restricted from seeking redemption with respect to more than 20% of the public shares without the consent of SportsMap. Accordingly, all public shares in excess of 20% held by a public stockholder, together with any affiliate of such stockholder or any other person with whom such holder is acting in concert or as a “group”, will not be redeemed without the consent of SportsMap. ICI is not required to consummate the Business Combination if there is not at least $10 million of Aggregate Transaction Proceeds after giving effect to payment of amounts that SportsMap will be required to pay to redeeming stockholders upon consummation of the Business Combination.
Q:
Will how I vote affect my ability to exercise redemption rights?

A:
No. You may exercise your redemption rights whether you vote your SportsMap public shares for or against, or whether you abstain from voting on, the Business Combination Proposal or any other proposal described in this proxy statement. As a result, the Business Combination Proposal can be approved by stockholders who will redeem their public shares and no longer remain stockholders and the Business Combination may be consummated even though the funds available from the Trust Account and the number of public stockholders are substantially reduced as a result of redemptions by public stockholders. However, ICI is not required to consummate the Business Combination if there is not at least $10 million of Aggregate Transaction Proceeds after giving effect to payment of amounts that SportsMap will be required to pay to redeeming stockholders upon consummation of the Business Combination. Also, with fewer public shares and public stockholders, the trading market for SportsMap Common Stock may be less liquid than the market for public shares prior to the Business Combination and SportsMap may not be able to meet the listing standards of a national securities exchange.

Q:
How do I exercise my redemption rights?

A:
If you are a holder of public shares and wish to exercise your redemption rights, you must demand that SportsMap redeem your shares for cash two (2) business days prior to the originally scheduled date of the Special Meeting by delivering your stock to SportsMap’s transfer agent physically or electronically using the Depository Trust Company’s DWAC (Deposit and Withdrawal at Custodian) system. Any holder of public shares will be entitled to demand that such holder’s shares be redeemed for a pro-rata portion of the amount then in the Trust Account (which, for illustrative purposes, was $[•] per share as of the SportsMap Record Date). Such amount, including interest earned on the funds held in the Trust Account and not previously released to SportsMap to pay its taxes, will be paid promptly upon consummation of the Business Combination. However, under Delaware law, the proceeds held in the Trust Account could be subject to claims which could take priority over those of SportsMap’s public stockholders exercising redemption rights, regardless of whether such holders vote for or against the Business Combination Proposal. Therefore, the per-share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. Your vote on any proposal will have no impact on the amount you will receive upon exercise of your redemption rights.
Any request for redemption, once made by a holder of public shares, may be withdrawn at any time up to the time the vote is taken with respect to the Business Combination Proposal at the Special Meeting. If you deliver your shares for redemption to SportsMap’s transfer agent and later decide prior to the Special Meeting not to elect redemption, you may request that SportsMap’s transfer agent return the shares (physically or electronically). You may make such request by contacting SportsMap’s transfer agent at the address listed at the end of this section.
If a holder of public shares properly makes a request for redemption and the public shares are delivered as described to SportsMap’s transfer agent as described herein, then, if the Business Combination is consummated, SportsMap will redeem these shares for a pro rata portion of funds deposited in the Trust Account. If you exercise your redemption rights, then you will be exchanging your shares of SportsMap Common Stock for cash and you will cease to have any rights as a SportsMap Stockholder (other than the right to receive the redemption amount) upon consummation of the Business Combination.
For a discussion of the material U.S. federal income tax considerations for holders of public shares with respect to the exercise of these redemption rights, see “Material U.S. Federal Income Tax Considerations — Tax Consequences to Holders Electing to Exercise Redemption Rights”.
If you are a holder of public shares and you exercise your redemption rights, it will not result in the loss of any Public Warrants that you may hold.

Q:
What are the U.S. federal income tax consequences of the Merger to SportsMap Stockholders?

A:
As discussed in more detail in the section titled in “Material U.S. Federal Income Tax Considerations — Tax Consequences to Holders of the Merger,” in the opinion of ArentFox Schiff LLP, counsel to SportsMap, the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Code, subject to the assumptions, qualifications and limitations set forth or referred to in such opinion. The tax consequences of the Business Combination are complex and will depend on a holder’s particular circumstances. However, because holders of shares of SportsMap Common Stock do not exchange their shares of SportsMap Common Stock in the Merger, holders of SportsMap Common Stock are not expected to recognize any gain or loss under U.S. federal income tax laws in the event the Merger fails to qualify as a “reorganization” within the meaning of Section 368 of the Code. For a more complete discussion of the U.S. federal income tax considerations of the Business Combination, see the section entitled “Material U.S. Federal Income Tax Considerations”.

Q:
Do I have appraisal rights if I object to the proposed Business Combination?

A:
No. Neither SportsMap Stockholders nor SportsMap’s warrant holders have appraisal rights in connection with the Business Combination under the DGCL. See “Special Meeting of SportsMap Stockholders — Appraisal Rights”.

Q:
What happens to the funds deposited in the Trust Account after consummation of the Business Combination?

A:
A total of $117,300,000 in net proceeds of the IPO and the amount raised from the private sale of the Private Placement Units simultaneously with the consummation of the IPO was placed in the Trust Account following the IPO. In connection with a special meeting of SportsMap Stockholders, held on April 14, 2023, the SportsMap Stockholders elected to redeem 9,865,056 public shares of SportsMap Common Stock and to extend SportsMap’s business combination period monthly, for up to eight months, from April 20, 2023, ultimately until as late as December 20, 2023. Each monthly extension shall require Sponsor to contribute $0.05 per public share outstanding to the Trust Account. As of June 27, 2023, SportsMap had 1,634,944 public shares of SportsMap Common Stock outstanding, and held approximately $17.2 million in the Trust Account. After consummation of the Business Combination, the funds in the Trust Account will be used to pay holders of the public shares who exercise redemption rights, to pay fees and expenses incurred in connection with the Business Combination and for ICI’s working capital and general corporate purposes.
Q:
How do the SportsMap Initial Stockholders intend to vote in the proposals?

A:
The SportsMap Initial Stockholders are entitled to vote an aggregate of 68.5% of the outstanding shares of SportsMap Common Stock. The SportsMap Initial Stockholders have agreed to vote their SportsMap Common Stock as of the SportsMap Record Date in favor of each of the proposals presented at the Special Meeting.

Q:
What constitutes a quorum at the Special Meeting?

A:
A majority of the voting power of the issued and outstanding shares of SportsMap Common Stock entitled to vote at the Special Meeting must be present, in person (which would include presence at a virtual meeting) or represented by proxy, at the Special Meeting to constitute a quorum and in order to conduct business at the Special Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining a quorum. In the absence of a quorum, the chairman of the Special Meeting has power to adjourn the Special Meeting. The shares of SportsMap Common Stock owned by the SportsMap Initial Stockholders represent 68.5% of the issued and outstanding shares of SportsMap Common Stock, and will count towards this quorum. As a result, as of the SportsMap Record Date, quorum has been achieved.

Q:
What vote is required to approve each proposal at the Special Meeting?

A:
The Business Combination Proposal:   The majority of the votes cast by the stockholders present in person (which would include presence at a virtual meeting) or represented by proxy at the Special Meeting is required to approve the Business Combination Proposal. Accordingly, a stockholder’s failure to vote by proxy or to vote in person (which would include presence at a virtual meeting) at the Special Meeting, as well as an abstention from voting and a broker non-vote with regard to the Business Combination Proposal, will have no effect on the Business Combination Proposal. SportsMap Stockholders must approve the Business Combination Proposal in order for the Business Combination to occur. If SportsMap Stockholders fail to approve the Business Combination Proposal, the Business Combination will not occur.

The Charter Proposal:   The majority of the votes cast by the stockholders present in person (which would include presence at a virtual meeting) or represented by proxy at the Special Meeting is required to approve required to approve the Charter Proposal. Accordingly, a stockholder’s failure to vote by proxy or to vote in person (which would include presence at a virtual meeting) at the Special Meeting, as well as an abstention from voting and a broker non-vote with regard to the Charter Proposal, will have the same effect as a vote “AGAINST” such Charter Proposal. The Business Combination is conditioned upon the approval of the Charter Proposal, subject to the terms of the Business Combination Agreement. Notwithstanding the approval of the Charter Proposal, if the Business Combination is not consummated for any reason, the actions contemplated by the Charter Proposal will not be effected.
The Advisory Governance Proposals:   The majority of the votes cast by the stockholders present in person (which would include presence at a virtual meeting) or represented by proxy at the Special Meeting is required to approve the Advisory Governance Proposals. Accordingly, a stockholder’s failure to vote by proxy or to vote in person (which would include presence at a virtual meeting) at the Special Meeting, as well as an abstention from voting and a broker non-vote with regard to the Advisory Governance Proposals, will have no effect on the Advisory Governance Proposals. The Business

Combination is not conditioned upon the approval of the Advisory Governance Proposals, subject to the terms of the Business Combination Agreement. Notwithstanding the approval of the Advisory Governance Proposals
The Nasdaq Proposal:   The majority of the votes cast by the stockholders present in person (which would include presence at a virtual meeting) or represented by proxy at the Special Meeting is required to approve the Nasdaq Proposal. Accordingly, a stockholder’s failure to vote by proxy or to vote in person (which would include presence at a virtual meeting) at the Special Meeting, as well as an abstention from voting and a broker non-vote with regard to the Nasdaq Proposal, will have no effect on the Nasdaq Proposal. The Business Combination is conditioned upon the approval of the Nasdaq Proposal, subject to the terms of the Business Combination Agreement. Notwithstanding the approval of the Nasdaq Proposal, if the Business Combination is not consummated for any reason, the actions contemplated by the Nasdaq Proposal will not be effected.
The Director Election Proposal:   Directors are elected by a plurality of all of the votes cast by the stockholders present in person (which would include presence at a virtual meeting) or represented by proxy at the Special Meeting. This means that the [seven] director nominees who receive the most affirmative votes will be elected. Stockholders may not cumulate their votes with respect to the election of directors. Accordingly, a stockholder’s failure to vote by proxy or to vote in person (which would include presence at a virtual meeting) at the Special Meeting, as well as an abstention from voting and a broker non-vote with regard to the Director Election Proposal, will have no effect on the Director Election Proposal. The Business Combination is not conditioned on the approval of the Director Election Proposal.
The Equity Incentive Plan Proposal:   The majority of the votes cast by the stockholders present in person (which would include presence at a virtual meeting) or represented by proxy at the Special Meeting is required to approve the Equity Incentive Plan Proposal. Accordingly, a stockholder’s failure to vote by proxy or to vote in person (which would include presence at a virtual meeting) at the Special Meeting, as well as an abstention from voting and a broker non-vote with regard to the Equity Incentive Plan Proposal, will have no effect on the Equity Incentive Plan Proposal. The Business Combination is conditioned upon the approval of the Equity Incentive Plan Proposal, subject to the terms of the Business Combination Agreement. Notwithstanding the approval of the Equity Incentive Plan Proposal, if the Business Combination is not consummated for any reason, the actions contemplated by the Equity Incentive Plan Proposal will not be effected.
The Adjournment Proposal:   The majority of the votes cast by the stockholders present in person (which would include presence at a virtual meeting) or represented by proxy at the Special Meeting is required to approve the Adjournment Proposal. Accordingly, a stockholder’s failure to vote by proxy or to vote in person (which would include presence at a virtual meeting) at the Special Meeting, as well as an abstention from voting and a broker non-vote with regard to the Adjournment Proposal, will have no effect on the Adjournment Proposal. The Business Combination is not conditioned on the approval of the Adjournment Proposal.
The Sponsor and certain of its affiliates, including certain directors and officers of SportsMap, have entered into the Sponsor Letter Agreement with SportsMap and ICI pursuant to which they have agreed to vote shares representing 68.5% of the aggregate voting power of the SportsMap Common Stock in favor of the each of the proposals presented at the Special Meeting, regardless of how public stockholders vote. The Sponsor Letter Agreement increases the likelihood that SportsMap will receive the requisite stockholder approval for the adoption of the Business Combination and the approval of the Business Combination.
Q:
What do I need to do now?

A:
SportsMap urges you to read carefully and consider the information contained in this proxy statement, including the annexes and the other documents referred to herein, and to consider how the Business Combination will affect you as a stockholder and/or warrant holder of SportsMap. Stockholders should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q:
How do I vote?

A:
If you are a holder of record of SportsMap Common Stock on the SportsMap Record Date, you may vote in person (which would include presence at a virtual meeting) at the Special Meeting or by submitting a proxy for the Special Meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. If you hold your shares in “street name”, which means your shares are held of record by a broker, bank or nominee, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the meeting and vote in person (which would include presence at a virtual meeting), obtain a proxy from your broker, bank or nominee.

Q:
If my shares are held in “street name” by a broker, bank or other nominee, will my broker, bank or other nominee vote my shares for me?

A:
If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to SportsMap or by voting in person (which would include presence at a virtual meeting) at the Special Meeting unless you provide a “legal proxy”, which you must obtain from your broker, bank or other nominee.

Under the rules of Nasdaq, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that Nasdaq determines to be “non-routine” without specific instructions from the beneficial owner. It is expected that all proposals to be voted on at the Special Meeting are “non-routine” matters. Broker non-votes occur when a broker or nominee is not instructed by the beneficial owner of shares to vote on a particular proposal for which the broker does not have discretionary voting power.
If you are a SportsMap stockholder holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Business Combination Proposal, the Charter Proposal, the Equity Incentive Plan Proposal and the Nasdaq Proposal. Such broker non-votes will be the equivalent of a vote “AGAINST” the Charter Proposal, but will have no effect on the vote count for such other proposals.
Q:
What if I attend the Special Meeting and abstain or do not vote?

A:
For purposes of the Special Meeting, an abstention occurs when a stockholder attends the meeting in person (which would include presence at a virtual meeting) and does not vote or returns a proxy with an “abstain” vote.

If you are a SportsMap stockholder that attends the Special Meeting in person (which would include presence at a virtual meeting) and fails to vote on the Charter Proposal, or if you respond to such proposal with an “abstain” vote, your failure to vote or “abstain” vote in each case will have the same effect as a vote “AGAINST” such proposals.
If you are a SportsMap stockholder that attends the Special Meeting in person (which would include presence at a virtual meeting) and fails to vote on the Business Combination Proposal, the Advisory Governance Proposals, the Nasdaq Proposal, the Director Election Proposal and the Equity Incentive Plan Proposal, or if you respond to such proposals with an “abstain” vote, your failure to vote or “abstain” vote in each case will have no effect on the vote count for such proposals.
Q:
What will happen if I return my proxy card without indicating how to vote?

A:
If you sign and return your proxy card without indicating how to vote on any particular proposal, the SportsMap Common Stock represented by your proxy will be voted as recommended by the SportsMap Board with respect to that proposal. The SportsMap Board intends to vote FOR all proposals.

Q:
May I change my vote after I have mailed my signed proxy card?

A:
Yes. Stockholders may send a later-dated, signed proxy card to SportsMap’s transfer agent at the address set forth at the end of this section so that it is received prior to the vote at the Special Meeting or attend the Special Meeting in person (which would include presence at a virtual meeting) and vote. Stockholders also may revoke their proxy by sending a notice of revocation to SportsMap’s transfer agent, which must be received prior to the vote at the Special Meeting.

Q:
What happens if I fail to take any action with respect to the Special Meeting?

A:
If you fail to take any action with respect to the Special Meeting and the Business Combination is approved by stockholders and consummated, you will become a stockholder of New ICI. Failure to take any action with respect to the Special Meeting will not affect your ability to exercise your redemption rights. If you fail to take any action with respect to the Special Meeting and the Business Combination is not approved, you will continue to be a stockholder and/or warrant holder of SportsMap.

Q:
What should I do if I receive more than one set of voting materials?

A:
Stockholders may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your SportsMap shares.

Q.
Who can help answer my questions?

A.
If you have questions about the stockholder proposals, or if you need additional copies of this proxy statement, or the proxy cards you should contact SportsMap’s proxy solicitor at:

[           ]
You may also contact SportsMap at:
SportsMap Tech Acquisition Corp.
Attn: David Gow
5353 WEST ALABAMA, SUITE 415
HOUSTON, TEXAS 77056
(713) 479-5302
To obtain timely delivery, SportsMap Stockholders and warrant holders must request the materials no later than five business days prior to the Special Meeting.
You may also obtain additional information about SportsMap from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.

SUMMARY OF THE PROXY STATEMENT
This summary highlights selected information from this proxy statement and does not contain all of the information that is important to you. To better understand the Business Combination and the proposals to be considered at the Special Meeting, you should read this entire proxy statement carefully, including the annexes. See also the section entitled “Where You Can Find More Information.” Certain figures included in this section have been rounded for ease of presentation and, as a result, percentages may not sum to 100%.
Parties to the Business Combination
SportsMap Tech Acquisition Corp.
SportsMap is a blank check company incorporated as a Delaware corporation on May 14, 2021. SportsMap was formed for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities.
SportsMap’s business plan is dependent on the completion of a business combination by July 20, 2023 (as extended monthly at the election of the SportsMap Board, ultimately until as late as December 20, 2023). If a business combination is not consummated by the required date, there will be a mandatory liquidation and subsequent dissolution. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. As a result, our independent registered public accounting firm included an explanatory paragraph in its report on our financial statements with respect to the substantial doubt about our ability to continue as a going concern.
The closing prices of the SportsMap Common Stock, SportsMap Units and Public Warrants as of the SportsMap Record Date, were $[•], $[•] and $[•], respectively.
Upon consummation of the Business Combination, New ICI will have one class of common stock which will be listed on Nasdaq under the symbol “[•]” and its warrants will be listed on Nasdaq under the symbol “[•]W”.
The mailing address of SportsMap’s principal executive offices is 5353 West Alabama, Suite 415 Houston, Texas 77056, and its telephone number is (713) 479-5302.
Merger Sub
ICH Merger Sub Inc. is a Delaware corporation and a direct wholly-owned subsidiary of SportsMap. Merger Sub was incorporated on November 16, 2022. Merger Sub was formed solely in contemplation of the Business Combination, has not commenced any operations, has only nominal assets and has no liabilities or contingent liabilities, nor any outstanding commitments other than in connection with the Business Combination. At the Effective Time, Merger Sub will merge with and into ICI, with ICI surviving as a direct wholly-owned subsidiary of SportsMap. In connection with the Merger, SportsMap will change its name to “Infrared Cameras Holdings, Inc.”
ICI
ICI is a Delaware corporation incorporated on July 14, 2020. ICI is a provider of sensing solutions built around high-resolution thermal imaging along with visible, acoustic, and laser spectroscopy imagers and sensors, that perceive and measure heat, sound, and gas in the surrounding environment, helping companies gain insight to efficiently manage their most important assets and infrastructure. The mailing address of ICI’s principal executive offices is 2105 West Cardinal Drive, Beaumont, Texas 77705 and its telephone number is (866) 861-0788.
ICI builds thermal imaging and sensing platforms that are utilized by organizations to protect critical assets across a wide range of industries. ICI are a provider of sensing solutions built around high-resolution thermal imaging along with visible, acoustic, and laser spectroscopy imagers and sensors, that perceive and measure heat, sound, and gas in the surrounding environment, helping companies gain insight to efficiently manage their most important assets and infrastructure. ICI also offers edge and cloud-based software solutions to accompany its thermal imaging and sensing platforms. ICI believes its products to be high performing and attractively priced across each of their four target markets: distribution & logistics; oil & gas; manufacturing; and utilities.
ICI has a history of losses or low income, and expects to incur significant expenses and continuing losses for the foreseeable future. ICI incurred a net loss of $13.3 million for the year ended December 31, 2022 and $4.5 million for the three months ended March 31, 2023. ICI had an accumulated deficit of $12.7 million as of March 31, 2023. For more information, you are encouraged to consider the matters discussed under “Risk Factors” beginning on page 40.
The Business Combination
The Business Combination Agreement
On December 5, 2022, SportsMap, ICI and Merger Sub entered into the Business Combination Agreement, which contains customary representations and warranties, covenants, closing conditions, termination provisions and other terms relating to the Business Combination and the other transactions contemplated thereby, as summarized below. Capitalized terms used in this section but not otherwise defined herein have the meanings given to them in the Business Combination Agreement.
The Structure of the Business Combination
Pursuant to the Business Combination Agreement, on the Closing Date, at the Effective Time, Merger Sub will merge with and into ICI, with ICI the surviving company in the Merger and, after giving effect to the Merger, ICI, a wholly-owned subsidiary of SportsMap. In connection with the Merger, SportsMap will change its name to “Infrared Cameras Holdings, Inc.” For more information, see the section entitled “Proposal No. 1 — The Business Combination Proposal — The Business Combination Agreement — The Structure of the Business Combination”.
Consideration to be Received in the Business Combination
The aggregate consideration to be received by the ICI Stockholders is based on a pre-transaction equity value of $100,000,000. In accordance with the terms and subject to the conditions of the Business Combination Agreement, at the Effective Time, among other things and as more fully described elsewhere in this proxy statement: (i) each share of ICI Common Stock issued and outstanding immediately prior to the Effective Time (other than dissenting shares and shares held immediately prior to the Effective Time by ICI as treasury stock) will be converted into the right to receive a number of shares of SportsMap Common Stock equal to the Exchange Ratio, and (ii) each Participating Company Option will be converted into an option to purchase a number of shares of SportsMap Common Stock upon substantially the same terms and conditions (but taking into account any accelerated vesting provided for in ICI’s equity plan or any award agreement by reason of the Business Combination Agreement or the Business Combination) as are in effect with respect to such option prior to the Effective Time, except that such option shall represent the right to receive a number of shares of SportsMap Common Stock equal to the number of shares of ICI Class B Common Stock subject to such option prior to the Effective Time multiplied by the Exchange Ratio, and the exercise price per share shall be equal to the exercise price per share of such option prior to the Effective Time multiplied by the Exchange Ratio, and each Out-of-the-Money Option will be cancelled. The “Exchange Ratio” will be determined by (i) dividing the Adjusted Equity Value by $10.00, which is the value of one share of SportsMap Common Stock, and (ii) further dividing the quotient of the calculation in clause (i) by the aggregate number of shares of ICI Common Stock issued and outstanding immediately prior to the Effective Time (other than shares held immediately prior to the Effective Time by ICI as treasury stock) on a fully-diluted basis assuming the exercise of all Participating Company Options, excluding any such shares issuable upon exercise of Out-of-the-Money Options, which will be cancelled at the Effective Time. The “Adjusted Equity Value” will be equal to (a) $100,000,000, less (b) the aggregate amount of ICI’s outstanding indebtedness, plus (c) the aggregate exercise price that would be paid in respect of participating options to acquire shares of ICI Common Stock if all such options were exercised in full immediately prior to the Effective Time, plus (d) all cash and cash equivalents of ICI, plus (e) the aggregate principal amount of any ICI Convertible Notes entered into by ICI on or after the date of the Business Combination Agreement but prior to the Closing, in each case, on terms and subject to conditions set forth in the Business Combination Agreement. As of [•], we estimate the Adjusted Equity Value would be approximately $[•].
Pursuant to the Business Combination Agreement, SportsMap will reserve for issuance 2,400,000 shares of SportsMap Common Stock (the “Earnout Shares”). The Earnout Shares will be issued pro rata to the holders of ICI Common Stock if either (a) during the period beginning six months after the Closing and ending on December 31, 2024, the volume-weighted average price of the common stock of New ICI is greater than or equal to $12.50 per share over any 20 trading days within any 30 consecutive trading days, or the combined company consummates a transaction in which its stockholders have the right to receive consideration implying a value of at least $12.50 per share, or (b) New ICI achieves revenue of $68.5 million during the fiscal year ending December 31, 2024, subject to certain limitations set forth in the Business Combination Agreement.
In addition, the Business Combination Agreement provides that, if ICI raises additional capital by the issuance of the ICI Convertible Notes on or after the date of the Business Combination Agreement but prior to the Closing, such ICI Convertible Notes will convert into shares of ICI Class A Common Stock immediately prior to the Effective Time and will convert in the Merger in the same manner as ICI Common Stock.
For more information regarding the sources and uses of the funds utilized to consummate the transactions contemplated by the Business Combination Agreement, please see the section entitled “Proposal No. 1 — The Business Combination Proposal — The Business Combination Agreement — Merger Consideration”.
Conditions to the Closing
The obligation of SportsMap, ICI and Merger Sub to consummate the Business Combination is subject to the satisfaction (or waiver, if permitted by applicable law) of to the following closing conditions, (i) there being in effect no order or law issued, enacted or promulgated by any court or other governmental entity, or other legal restraint or prohibition, preventing or making unlawful, restraining or prohibiting the consummation of the Business Combination, (ii) this proxy statement receiving SEC clearance, (iii) New ICI Common Stock being approved for listing on Nasdaq or another National Exchange (as defined in the Business Combination Agreement), (iv) the Required SportsMap Stockholder Approval having been obtained, and (v) after giving effect to the Business Combination, SportsMap having at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) immediately after the Effective Time.
In addition, the obligation of SportsMap and Merger Sub to consummate the Business Combination is subject to the satisfaction (or waiver, if permitted by applicable law) of other closing conditions, including, but not limited to, (i) the representations and warranties of ICI being true and correct to the standards applicable to such representations and warranties and each of the covenants of ICI having been performed or complied with in all material respects, and (ii) no Material Adverse Effect (as defined below) having occurred.
The obligation of ICI to consummate the Business Combination is also subject to the satisfaction (or waiver, if permitted by applicable law) of other closing conditions, including, but not limited to, (i) the representations and warranties of SportsMap being true and correct to the standards applicable to such representations and warranties and each of the covenants of SportsMap having been performed or complied with in all material respects, (ii) the Aggregate Transaction Proceeds available to New ICI following the Business Combination being in excess of $10,000,000, and (iii) SportsMap having satisfied all initial and continued listing requirements of Nasdaq (or other applicable trading market) and not having received notice of non-compliance therewith that has not been cured prior to, or would not be cured at or immediately following, the Effective Time.
Termination Rights
The Business Combination Agreement may be terminated under certain customary and limited circumstances prior to the Closing, including, but not limited to, (i) by either SportsMap or ICI if the

Business Combination is not consummated by December 20, 2023, by SportsMap if there is a material breach of the representations, warranties or covenants of ICI, subject to a 30-day cure period following notice of such breach, and (iii) by ICI upon a material breach of the representations, warranties or covenants of SportsMap, subject to a 30-day cure period following notice of such breach. If the Business Combination Agreement is validly terminated, none of the parties to the Business Combination Agreement will have any liability or any further obligation under the Business Combination Agreement, other than customary confidentiality obligations, except in the case of willful breach or fraud.
Other Agreements Related to the Business Combination
Sponsor Letter Agreement
Concurrently with the execution of the Business Combination Agreement, the Sponsor, SportsMap, ICI and certain other holders of SportsMap Common Stock entered into the Sponsor Letter Agreement, pursuant to which the Sponsor and each such holder agreed, among other things, (a) to vote all of the shares of SportsMap Common Stock beneficially owned by the Sponsor and such holder in favor of the adoption of the Business Combination Agreement and the approval of the Business Combination, (b) not to redeem any of its shares of SportsMap Common Stock in connection with the Business Combination, (c) to be bound by certain other covenants and agreements related to the Business Combination, and (d) to be bound by certain transfer restrictions with respect to its shares in SportsMap prior to the Closing, in each case, on the terms and subject to the conditions set forth in the Sponsor Letter Agreement.
For more information about the Sponsor Letter Agreement, see the section entitled “Proposal No. 1 — The Business Combination Proposal — Sponsor Letter Agreement”.
Transaction Support Agreement
Concurrently with the execution of the Business Combination Agreement, SportsMap, ICI and each of the holders of ICI Class A Common Stock entered into the Transaction Support Agreement, pursuant to which each such holder agreed, among other things, (a) to vote all of the shares of ICI Common Stock beneficially owned by such holder (which vote may be done by executing a written consent) in favor of any actions required in furtherance of the Merger, the conversion of any ICI Convertible Notes entered into on or after the date of the Business Combination Agreement but prior to the Closing, and the transactions contemplated by the Business Combination Agreement, (b) to be bound by certain other covenants and agreements related to the Business Combination, and (c) to be bound by certain transfer restrictions with respect to its shares in ICI prior to the Closing, in each case, on the terms and subject to the conditions set forth in the Transaction Support Agreement.
For more information about the Transaction Support Agreement, see the section entitled “Proposal No. 1 — The Business Combination Proposal — Transaction Support Agreement”.
Registration Rights Agreement
The Business Combination Agreement provides that at the Closing, New ICI, the Sponsor, certain other holders of New ICI Common Stock, each current holder of ICI Class A Common Stock and certain holders of Participating Company Options will enter into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which, among other things, New ICI will grant to such holders certain customary registration rights with respect to the shares of New ICI Common Stock they hold or will receive in the Business Combination.
Pursuant to the Registration Rights Agreement, New ICI will agree to file a registration statement within 30 calendar days after the Closing registering the resale of the New ICI Common Stock under the Registration Rights Agreement, and New ICI must use its commercially reasonable efforts to have the registration statement declared effective by the SEC as soon as practicable after the filing thereof, but no later than the earlier of (a) the 90th calendar day following the filing date thereof if the SEC notifies New ICI that it will “review” the registration statement and (b) the 10th business day after the date New ICI is notified by the SEC that the registration statement will not be “reviewed” or will not be subject to further review. New ICI thereafter will be required to maintain a registration statement that is continuously effective and to cause the registration statement to regain effectiveness in the event that it ceases to be effective.
At any time the registration statement is effective, the Sponsor Majority Holders (as defined in the Registration Rights Agreement) may collectively demand not more than one underwritten shelf takedown and the ICI Holders (as defined in the Registration Rights Agreement) may collectively demand not more than three underwritten shelf takedowns, in each case, in any 12 month period, in order to sell all or a portion of its securities that are registrable pursuant to the registration statement for a total offering price reasonably expected to exceed, in the aggregate, $25 million. In addition, such holders will have certain “piggyback” registration rights with respect to registrations initiated by New ICI and other New ICI stockholders. New ICI will bear the expenses incurred in connection with the filing of any registration statements pursuant to the Registration Rights Agreement, subject to limited exceptions.
The foregoing description of the Registration Rights Agreement is subject to and qualified in its entirety by reference to the full text of the form Registration Rights Agreement, a copy of which is attached hereto as Annex H, and the terms of which are incorporated herein by reference.
Lock-Up Agreements
At the Closing, New ICI, the Sponsor, certain holders of New ICI Common Stock, each current holder of ICI Class A Common Stock and certain holders of Participating Company Options are expected to enter into lock-up agreements (the “Lock-Up Agreements”), pursuant to which, among other things, such holders will agree to be subject to restrictions on the transfer of the shares of New ICI Common Stock (or shares issuable in respect of options to purchase shares of New ICI Common Stock) they hold or will receive in the Business Combination for, (i) with respect to 50% of such shares, the earlier of (a) six months after the date of Closing and (b) the first date on which the closing price of a share of New ICI Common Stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and similar transactions) for any 20 trading days within any 30-trading day period commencing after the Closing, and, (ii) with respect to the remainder of such shares, six months after the Closing Date.
The foregoing description of the Lock-Up Agreements is subject to and qualified in its entirety by reference to the full text of the form of Lock-Up Agreement, a copy of which is included as Annex G hereto, and the terms of which are incorporated herein by reference.
Interests of Certain Persons in the Business Combination
In considering the recommendation of the SportsMap Board to vote in favor of Proposal No. 1 (the Business Combination Proposal), SportsMap Stockholders should be aware that, aside from their interests as stockholders, the Sponsor and SportsMap’s directors and officers have interests in the Business Combination that are different from, or in addition to, those of other SportsMap Stockholders and warrant holders generally. SportsMap’s directors were aware of and considered these interests, among other matters, in evaluating the Business Combination, and in recommending to stockholders that they approve the Business Combination. SportsMap Stockholders should take these interests into account in deciding whether to approve the Business Combination. These interests include, among other things:

•
The SportsMap Founder Shares held by the Sponsor and the other SportsMap Initial Stockholders would become worthless, as the holders have, for no consideration, waived any right to receive liquidation distributions with respect to these shares. Prior to the IPO, the SportsMap Initial Stockholders purchased an aggregate of 2,875,000 SportsMap Founder Shares for $25,000, or approximately $0.009 per share. Such SportsMap Founder Shares had an aggregate market value of approximately $[•] million, based upon the closing price of $[•] of SportsMap Common Stock on Nasdaq on the SportsMap Record Date.

•
The Sponsor and the other SportsMap Initial Stockholders also beneficially own 675,000 Private Placement Units, consisting of an aggregate of 675,000 shares of SportsMap Common Stock and an aggregate of 506,250 Private Placement Warrants, for which they paid $6,750,000 and which will expire and be worthless if SportsMap does not complete a business combination within the applicable time period. Such Private Placement Units had an aggregate market value of approximately $[•] million, based upon the closing price of $[•] and $[•] of SportsMap Common Stock and SportsMap Warrants, respectively, on Nasdaq on the SportsMap Record Date.
•
SportsMap’s officers and directors have an aggregate of $1,173,000 invested in the Sponsor, which will be lost in the event that the Business Combination is not approved and consummated.

•
We pay the Sponsor a total of $10,000 per month for office space, utilities, secretarial support and other administrative and consulting services pursuant to an administrative services agreement. Upon completion of the initial business combination or SportsMap’s liquidation, we will cease paying these monthly fees. If we fail to complete the Business Combination, there may not be sufficient funds available to pay any outstanding amounts due under the administrative services agreement. As of March 31, 2023, we had accrued and unpaid administrative service fees to our Sponsor of $21,356.

•
SportsMap’s directors will not receive reimbursement for the out-of-pocket expenses incurred by them on SportsMap’s behalf incident to identifying, investigating and consummating a business combination, unless a business combination is consummated. As of the date hereof, there are no such unpaid out-of-pocket expenses.

•
The Sponsor and its affiliates can earn a positive rate of return on their investments, even if the SportsMap public stockholders experience a negative rate of return on their investments in SportsMap and New ICI.

•
Two of SportsMap’s directors, David Gow and Reid Ryan, are expected to continue as directors of New ICI if the Business Combination is completed.

•
Because the Sponsor and the SportsMap directors will benefit from the completion of a business combination, they may be incentivized to recommend and complete a business combination of a less favorable target company or on terms less favorable to SportsMap Stockholders, rather than liquidate SportsMap.

•
SportsMap would be unable to indemnify its current directors and officers or continue to provide directors’ and officers’ liability insurance unless the Business Combination is completed.

•
In addition, Roth, the representative of the underwriters of SportsMap’s IPO, purchased an aggregate of 575,000 SportsMap Founder Shares for $5,000 and purchased 135,000 Private Placement Units for $10.00 per unit in connection with the IPO. None of those shares or Private Placement Units will have any value if SportsMap fails to complete an initial business combination and liquidates. Also, pursuant to a business combination marketing agreement executed by Roth, in connection with the IPO, Roth is entitled to receive a fee from SportsMap in connection with the Business Combination in an amount equal to, in the aggregate, $4,025,000. This fee is payable only in the event that the Business Combination closes.

•
Additionally, Craig-Hallum and Roth will receive 175,000 and 75,000 shares, respectively, of New ICI Common Stock upon closing of the Business Combination as payment of the M&A Advisory Fee (as defined below).

These interests may have influenced SportsMap’s directors in approving the Business Combination and making their recommendation to vote in favor of the approval of the Business Combination Proposal and the other proposals described in this proxy statement. You should also read the section entitled “Proposal No. 1 — The Business Combination Proposal — Interests of SportsMap’s Directors and Officers in the Business Combination”.
Reasons for the Approval of the Business Combination
After careful consideration, the SportsMap Board recommends that the SportsMap Stockholders vote “FOR” each proposal being submitted to a vote of the stockholders at the Special Meeting. For a description of SportsMap’s reasons for the approval of the Business Combination and the recommendation of the SportsMap Board, see the section entitled “Proposal No. 1 — The Business Combination Proposal — The SportsMap Board’s Reasons for the Business Combination”.

Redemption Rights
Pursuant to the Current Certificate of Incorporation, we are providing our public stockholders with the opportunity to redeem all or a portion of their public shares of SportsMap Common Stock for cash upon consummation of the Business Combination. The per share redemption price will be equal to the aggregate amount then on deposit in the Trust Account that holds the proceeds of our IPO, including interest (net of taxes payable), divided by the number of then outstanding public shares. For illustrative purposes, based on funds in the Trust Account of approximately $17.2 million, on June 27, 2023, the estimated per share redemption price would have been approximately $10.54, less any taxes payable from interest proceeds. In no event, however, will SportsMap redeem shares of SportsMap Common Stock in an amount that would cause SportsMap’s net tangible assets to be less than $5,000,001.
If you properly exercise your redemption rights, your shares of SportsMap Common Stock will cease to be outstanding immediately prior to the Business Combination and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own the shares for which you have demanded redemption. However, you will continue to own any SportsMap Warrants you now hold, which will become exercisable for, or converted into, shares of New ICI Common Stock upon consummation of the Business Combination. See the section entitled “The Special Meeting of SportsMap Stockholders — Redemption Rights”.
SportsMap’s public stockholders previously elected to redeem 9,865,056 shares of SportsMap Common Stock in connection with a stockholder meeting on April 14, 2023, pursuant to a stockholder vote to amend SportsMap’s certificate of incorporation to extend our business combination period monthly, for up to eight months, from April 20, 2023, ultimately until as late as December 20, 2023. The 9,865,056 public shares of SportsMap Common Stock redeemed at the stockholder meeting on April 14, 2023 represented approximately 65.5% of the shares of SportsMap Common Stock issued and outstanding on such date and approximately 85.8% of the public shares then-outstanding.
Impact of the Business Combination and Potential Sources of Dilution on New ICI’s Public Float
It is anticipated that, upon completion of the Business Combination, (i) former equityholders of ICI will own, collectively, approximately 60.0% of the outstanding New ICI Common Stock; (ii) SportsMap’s public stockholders will retain an ownership interest of approximately 11.2% of the outstanding New ICI Common Stock; (iii) the Sponsor (and its affiliates) will own approximately 19.5% of the outstanding New ICI Common Stock; and (iv) the SportsMap Advisors will own approximately 9.3% of the outstanding New ICI Common Stock, in each case, on a fully diluted net-exercise basis.
The percentages set forth above are based on a number of assumptions. If the actual facts are different to such assumptions, the percentage ownership of each group of stockholders will be different.
The table below shows the relative ownership levels of holders of New ICI Common Stock following the Business Combination under varying redemption scenarios.
	Assuming No Additional Redemptions		Assuming Maximum Redemptions
	Shares	Ownership Percentage	Shares	Ownership Percentage
Ownership Group:
SportsMap Sponsor and Insiders	2,840,000	19.5%	2,840,000	20.0%
SportsMap Public Stockholders(1)	1,634,944	11.2%	1,246,292	8.8%
SportsMap Advisors(2)	1,362,500	9.3%	1,362,500	9.6%
ICI Securityholders(3)	8,751,651	60.0%	8,751,651	61.6%
Total(4)	14,589,095	100.0%	14,200,443	100.0%

(1)
Number of shares owned by SportsMap Public Stockholders shown is the number of shares outstanding following the redemption of 9,865,056 public shares of SportsMap Common Stock at the special meeting of SportsMap Stockholders on April 14, 2023. The 9,865,056 public shares of SportsMap

Common Stock redeemed represented approximately 65.5% of the shares of SportsMap Common Stock issued and outstanding on such date and approximately 85.8% of the public shares then-outstanding.

(2)
Includes (i) 575,000 shares of SportsMap Common Stock purchased by Roth in connection with the IPO, (ii) 135,000 Private Shares included as part of the Private Placement Units purchased by Roth in connection with the IPO, (iii) 402,500 shares of New ICI Common Stock to be issued to Roth at Closing as payment of their $4,025,000 fee to serve as underwriter for the IPO, (iv) 175,000 shares of New ICI Common Stock to be issued to Craig-Hallum at Closing as payment of their portion of the M&A Advisory Fee and (v) 75,000 shares of New ICI Common Stock to be issued to Roth as payment of their portion of the M&A Advisory Fee. The fees described in (iii), (iv) and (v) will not be reduced or altered due to redemptions.

(3)
Includes (i) 8,538,040 shares of New ICI Common Stock to be issued in exchange for shares held by existing ICI stockholders and (ii) 213,611 shares of New ICI Common Stock to be issued to ICI Convertible Note Investors. Shares of ICI Common Stock have been converted into shares of New ICI Common Stock at an assumed Exchange Ratio of 13.08; however, the actual Exchange Ratio will be calculated based on ICI’s outstanding capital stock as of immediately prior to the Effective Time.

(4)
Public Stockholders will experience additional dilution to the extent New ICI issues additional shares after the Closing. The tables above do not include (i) up to 8,625,000 shares of New ICI Common Stock that will be issuable upon exercise of the public warrants at an exercise price of $11.50 per share, (ii) 1,958,642 shares of New ICI Common Stock that will be issuable upon the exercise of existing Participating Company Options, (iii) shares up to 2,400,000 Earnout Shares that will be issuable if certain conditions are met, as described elsewhere in this proxy statement, (iv) up to 506,250 shares of New ICI Common Stock that will be issuable upon exercise of the private warrants at an exercise price of $11.50 per share, or (v) shares of New ICI Common Stock that will be available for issuance under the 2023 Plan, which will initially be equal to 12% of the fully-diluted shares as of the Closing. The following table illustrates the impact on relative ownership levels assuming the issuance of all such shares.

	Assuming No Additional Redemptions		Assuming Maximum Redemptions
	Shares	Ownership Percentage	Shares	Ownership Percentage
Total shares of New ICI Common Stock outstanding at closing of the transaction	14,589,095	46.4%	14,200,443	45.8%
Earnout Shares	2,400,000	7.6%	2,400,000	7.8%
Shares underlying public warrants	8,625,000	27.4%	8,625,000	27.8%
Shares underlying private warrants	506,250	1.6%	506,250	1.6%
Option shares	1,958,642	6.2%	1,958,642	6.3%
Shares initially reserved for issuance under 2023 Plan	3,369,478	10.7%	3,322,840	10.7%
Total	31,448,465	100.0%	31,013,175	100.0%

Organizational Structure
Prior to the Business Combination
The following diagram shows the current ownership structure of SportsMap.
The following diagram shows the current ownership structure of ICI.
The following diagram shows the proposed ownership structure of New ICI. Ownership percentages are shown assuming no additional redemptions.

SportsMap Sponsors and Insiders
SportsMap Public Stockholders
SportsMap Advisors
ICI Securityholders
19.5%
11.2%
9.3%
60.0%
Infrared Cameras Holdings, Inc. (f/k/a SportsMap Tech Acquisition Corp.)
Wholly Owned
Infrared Cameras Holdings, Inc. (to be renamed at closing)
Wholly Owned
Infrared Cameras, Inc. (TX)
Wholly Owned
Wholly Owned
Digatherm LLC
Infrared Inspections LLC

Board of Directors of New ICI following the Business Combination
The parties have agreed to take actions such that, effective immediately after the Closing, the New ICI Board shall consist of [seven] directors, consisting of two SportsMap designees, three ICI designees, and [two] “independent” directors]. Additionally, certain current ICI management personnel will become officers of SportsMap.
Material Tax Consequences
For a detailed discussion of the material U.S. federal income tax consequences to holders of shares of SportsMap Common Stock that elect to have their SportsMap Common Stock redeemed for cash if the Business Combination is completed, see the section entitled “Material U.S. Federal Income Tax Considerations.”
Anticipated Accounting Treatment
The Business Combination contemplated by the Business Combination Agreement will be accounted for as a reverse acquisition in accordance with GAAP. Under this method of accounting, SportsMap will be treated as the “acquired” company for accounting purposes. The net assets of SportsMap will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination will be those of ICI. Under this method of accounting, ICI has been determined to be the accounting acquirer, as it will hold the majority composition of the board of directors and voting rights and is greater in overall asset, revenue and employee size following the Business Combination.
Matters Being Voted On
At the Special Meeting, SportsMap Stockholders will be asked to consider and vote on the following proposals:
•
a proposal to approve the Business Combination described in this proxy statement, including (a) adopting the Business Combination Agreement and (b) approving the other transactions contemplated by the Business Combination Agreement and related agreements described in this proxy statement. Please see the section entitled “Proposal No. 1 — The Business Combination Proposal”;
•
a proposal to approve and adopt the Proposed Certificate of Incorporation to replace the Current Certificate of Incorporation. Please see the section entitled “Proposal No. 2 — The Charter Proposal”;

•
a proposal to consider and vote upon, on a non-binding advisory basis, proposals to approve certain governance provisions contained in the Proposed Certificate of Incorporation. Please see the section entitled “Proposal No. 3 — The Advisory Governance Proposals”;

•
a proposal to approve, for purposes of complying with the applicable provisions of Nasdaq Listing Rule 5635, the issuance of more than 20% of the issued and outstanding shares of SportsMap Common Stock in connection with the Business Combination. Please see the section entitled “Proposal No. 4 — The Nasdaq Proposal”;

•
a proposal to elect the [seven] individuals as directors to the New ICI Board, effective immediately upon the Closing, until their respective successor is duly elected and qualified, or until their earlier resignation, removal or death. Please see the section entitled “Proposal No. 5 — The Director Election Proposal”;

•
a proposal to approve the Equity Incentive Plan. Please see the section entitled “Proposal No. 6 — The Equity Incentive Plan Proposal”; and

•
a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal Nos. 1 through 6. Please see the section entitled “Proposal No. 7 — The Adjournment Proposal.”

Appraisal or Dissenters’ Rights
No appraisal or dissenters’ rights are available to holders of shares of SportsMap Common Stock or SportsMap Warrants in connection with the Business Combination.
Date, Time and Place of Special Meeting
The Special Meeting will be held at [•] am, Eastern Time, on [•], 2023, or such other date and time to which such meeting may be adjourned or postponed, for the purpose of considering and voting upon the proposals. The Special Meeting will be completely virtual. There will be no physical meeting location and the Special Meeting will only be conducted via live webcast at the following address:[     ].
Record Date and Voting
You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned shares of SportsMap Common Stock at the close of business on [•], 2023, which is the record date for the Special Meeting. You are entitled to one vote for each share of SportsMap Common Stock that you owned as of the close of business on the SportsMap Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the SportsMap Record Date, there were [     ] shares of SportsMap Common Stock outstanding.
The Sponsor, SportsMap directors and officers and certain other SportsMap Stockholders have agreed to vote all of their shares of SportsMap Common Stock in favor of the Business Combination Proposal and the other proposals described in this proxy statement. The SportsMap Warrants are not entitled to vote at the Special Meeting.
Proxy Solicitation
Proxies may be solicited by mail. SportsMap has engaged [•] to assist in the solicitation of proxies. If a stockholder grants a proxy, it may still vote its shares in person if it revokes its proxy before the Special

Meeting. A stockholder may also change its vote by submitting a later-dated proxy as described in the section entitled “The Special Meeting of SportsMap Stockholders — Revocability of Proxies”.
Quorum and Required Vote for Proposals for the Special Meeting
A quorum of SportsMap Stockholders is necessary to hold a valid meeting. A quorum will be present at the Special Meeting if a majority of the issued and outstanding shares of SportsMap Common Stock entitled to vote as of the SportsMap Record Date is represented in person (which would include presence at a virtual meeting) or by proxy. Abstentions and broker non-votes will be counted as present for the purpose of determining a quorum. The SportsMap Common Stock owned by the Sponsor, which currently owns 68.5% of the issued and outstanding shares of SportsMap Common Stock, will count towards this quorum. As a result, as of the SportsMap Record Date, quorum has been achieved.
The approval of each of the Business Combination Proposal, the Advisory Governance Proposals, the Nasdaq Proposal, the Equity Incentive Plan Proposal and the Adjournment Proposal, if presented, will require the affirmative vote of the majority of the votes cast by the stockholders present in person (which would include presence at a virtual meeting) or represented by proxy at the Special Meeting and entitled to vote thereon. Accordingly, a stockholder’s failure to vote by proxy or to vote in person (which would include presence at a virtual meeting) at the Special Meeting, as well as an abstention from voting and a broker non-vote with regard to each of the Business Combination Proposal, the Advisory Governance Proposals, the Nasdaq Proposal, the Equity Incentive Plan Proposal or the Adjournment Proposal, if presented, will have no effect on the Business Combination Proposal, the Advisory Governance Proposals, the Equity Incentive Plan Proposal or the Adjournment Proposal. The Sponsor, the SportsMap Initial Stockholders, the Insiders and SportsMap’s directors and officers have agreed to vote their shares of SportsMap Common Stock in favor of each of the proposals presented at the Special Meeting.
The approval of the Charter Proposal will require the affirmative vote of the holders of a majority of the outstanding shares of SportsMap Common Stock. Accordingly, a stockholder’s failure to vote by proxy or to vote in person (which would include presence at a virtual meeting) at the Special Meeting, as well as an abstention from voting and a broker non-vote with regard to the Charter Proposal, will have the same effect as a vote “AGAINST” such proposal.
The Business Combination is conditioned on the approval of the Business Combination Proposal, the Charter Proposal, the Nasdaq Proposals and the Equity Incentive Plan Proposal at the Special Meeting, subject to the terms of the Business Combination Agreement. The Business Combination is not conditioned on the Advisory Governance Proposals, the Director Election Proposal or the Adjournment Proposal. If the Business Combination Proposal is not approved, the other proposals (except the Adjournment Proposal) will not be presented to the stockholders for a vote.
Recommendation to SportsMap Holders
The SportsMap Board believes that the Business Combination Proposal and the other proposals to be presented at the Special Meeting are fair to, and in the best interest of, SportsMap Stockholders and unanimously recommends that its stockholders vote “FOR” the Business Combination Proposal, “FOR” the Charter Proposal, “FOR” the Advisory Governance Proposals, “FOR” the Nasdaq Proposal, “FOR” the Director Election Proposal, “FOR” the Equity Incentive Plan Proposal and “FOR” the Adjournment Proposal, if presented.
When you consider the SportsMap Board’s recommendation of the proposals, you should keep in mind that the Sponsor and SportsMap’s directors and officers have interests in the Business Combination that are different from, or in addition to, the interests of SportsMap Stockholders generally. Please see the section entitled “Proposal No. 1 — The Business Combination Proposal — Interests of SportsMap’s Directors and Executive Officers in the Business Combination” for additional information. The SportsMap Board was aware of and considered these interests, among other matters, in evaluating and negotiating the transactions contemplated hereby and in recommending to the SportsMap Stockholders that they vote “FOR” the proposals presented at the Special Meeting.

Risk Factors and Risk Factor Summary
This proxy statement provides you with detailed information about the Business Combination and related transactions. You are encouraged to carefully read the entire document and the documents incorporated by reference. IN PARTICULAR, YOU SHOULD CAREFULLY CONSIDER THE MATTERS DISCUSSED UNDER “RISK FACTORS” BEGINNING ON PAGE 40. Some of the risks related to ICI, SportsMap, and New ICI are summarized below:
Risks Related to ICI’s Business and Industry
•
ICI has a history of losses or low income, and ICI expects to incur significant expenses and continuing losses for the foreseeable future.

•
ICI’s revenue and margins could be adversely affected if ICI fails to maintain competitive average selling prices, high sales volumes, and/or fails to reduce product costs.

•
If ICI fails to successfully manage the expansion of its SaaS capabilities and offerings, its business and financial results could be adversely affected.

•
ICI has a limited operating history providing SaaS solutions, which makes it difficult to evaluate its future prospects and the risks and challenges it may encounter.

•
If ICI’s products are not adopted in its targeted end markets, its business will be materially and adversely affected.

•
Certain trends relating to the global COVID-19 pandemic positively impacted ICI’s business during 2020 and 2021, and ICI’s performance during the periods that were most impacted by COVID-19 should not be considered indicative of ICI’s future performance.

•
ICI expects to incur substantial research and development costs and devote significant resources to developing and commercializing new products, which could significantly affect its ability to become profitable and may never result in revenue to ICI. Any delay or interruption of the development and commercialization of new products may adversely affect its existing business and prospects for winning future business.

•
Product liability claims, product recalls and field service actions could have a material adverse effect on ICI’s reputation, business, results of operations and financial condition and it may have difficulty obtaining product liability and other insurance coverage.

•
ICI creates innovative technology by designing and developing unique hardware and software solutions. A failure to achieve scale may affect ICI’s ability to sell at competitive prices, limit its customer base or lead to losses.

•
If ICI is not able to effectively grow its sales and marketing organization, or maintain or grow an effective network of distributors, its business prospects, results of operations and financial condition could be adversely affected.

•
Certain of ICI’s commercial contracts with its customers, suppliers or co-development agreements could be terminated or may not materialize into long-term contract partnership arrangements.

•
The loss of large customers could result in a material adverse effect to ICI’s financial results.

•
Components used in ICI’s sensors may fail as a result of manufacturing, design or other defects over which it has no control and render its devices permanently inoperable.

Risks Related to the Business Combination and New ICI
•
New ICI’s ability to successfully operate the business after consummation of the Business Combination will be largely dependent upon the efforts of certain key personnel of ICI.

•
The unaudited pro forma financial information included elsewhere in this proxy statement may not be indicative of what New ICI’s actual financial position or results of operations would have been.

•
New ICI’s expected management team as of Closing has limited experience in operating a public company.

•
Following the completion of the Business Combination, New ICI will incur significant increased expenses and administrative burdens as a public company, which could negatively impact its business, financial condition and results of operations.

•
Following the completion of the Business Combination we may still require substantial additional funding to finance our operations, but adequate additional financing may not be available when we need it, on acceptable terms or at all.

•
There can be no assurance that the New ICI Warrants and the New ICI Common Stock that will be issued in connection with the Business Combination (including New ICI Common Stock underlying the New ICI Warrants) will be approved for listing on Nasdaq or, if approved, will continue to be so listed following the Closing, or that New ICI will be able to comply with the continued listing standards of Nasdaq.

•
Even after the Business Combination, New ICI may need to raise additional capital in the future in order to execute its business plan, which may not be available on terms acceptable to it, or at all.

Risks Related to SportsMap and the Business Combination
•
SportsMap has no operating or financial history and its results of operations and those of New ICI may differ significantly from the unaudited pro forma financial data included in this proxy statement.

•
SportsMap may not be able to complete its initial business combination July 20, 2023, as extended monthly at the election of SportsMap upon the contribution of $0.05 per public share outstanding (ultimately as late as December 20, 2023, unless further extended by the SportsMap Stockholders), in which case SportsMap would cease all operations except for the purpose of winding up and SportsMap would redeem its public shares and liquidate. If this occurs, SportsMap’s public stockholders may only receive $10.20 per share of SportsMap Common Stock, or less than such amount in certain circumstances, and the SportsMap Warrants will expire worthless.

•
The exercise by the SportsMap Stockholders of redemption rights with respect to a large number of shares of SportsMap Common Stock could increase the probability that the Business Combination will be unsuccessful and that SportsMap Stockholders will have to wait for liquidation in order to redeem their SportsMap Common Stock.

•
If a SportsMap Stockholder wishing to redeem its SportsMap Common Stock in connection with the Business Combination fails to comply with the procedures for tendering its shares, such shares may not be redeemed.

•
You will not have any rights or interests in funds from the Trust Account, except under certain limited circumstances. To liquidate your investment, therefore, you may be forced to sell your public shares or warrants, potentially at a loss.

•
SportsMap Stockholders cannot be sure of the market value of the New ICI Common Stock upon completion of the Business Combination.

Market Prices and Dividends
SportsMap Securities
SportsMap Common Stock, SportsMap Units, and SportsMap warrants are currently listed and traded on the Nasdaq Stock Market under the symbols “SMAP”, “SMAPU” and “SMAPW”, respectively. The closing price of SportsMap Common Stock, SportsMap Warrants and SportsMap Units on December 2, 2022, the last trading day prior to the public announcement of the merger, was $10.12 per share, $0.05 per warrant and $10.20 per unit, respectively, and the closing price of SportsMap Common Stock, SportsMap Warrants and SportsMap Units on [•], 2023, the last practicable trading day prior to the date of this proxy statement, was $[•] per share, $[•] per warrant and $[•] per unit, respectively, each as reported on the Nasdaq Global Market. Because the market price of SportsMap Common Stock is subject to fluctuation, the market value of the shares of SportsMap Common Stock that ICI Stockholders will be entitled to receive in the merger may increase or decrease.

Assuming stockholder approval of the Business Combination Proposal, the Charter Proposal, the Nasdaq Proposal and the Equity Incentive Plan Proposal, and successful application for initial listing on Nasdaq, following the consummation of the Business Combination, SportsMap Common Stock and SportsMap Warrants will trade on Nasdaq under the new name, “Infrared Cameras Holdings, Inc.” and new trading symbols “[•]” and “[•]W”, respectively.
Dividend Policy
SportsMap has not paid any cash dividends on the SportsMap securities to date and does not intend to pay any cash dividends prior to the Closing of the Business Combination. The payment of cash dividends in the future will be dependent upon New ICI’s revenues and earnings, if any, capital requirements and general financial condition subsequent to the Closing of the Business Combination. The payment of any cash dividends subsequent to the Business Combination will be within the discretion of the New ICI’s board at such time.

SUMMARY OF THE MATERIAL TERMS OF THE TRANSACTIONS
This summary term sheet, together with the sections entitled “Questions and Answers About the Proposals” and “Summary of the Proxy Statement,” summarizes certain information contained in this proxy statement, but does not contain all of the information that is important to you. You should read carefully this entire proxy statement, including the attached annexes, for a more complete understanding of the matters to be considered at the Special Meeting. In addition, for definitions used commonly throughout this proxy statement, including this summary term sheet, see “Selected Definitions”.
•
SportsMap Tech Acquisition Corp., a Delaware corporation, which we refer to as “SportsMap”, “we”, “us”, or “our”, is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

•
On October 21, 2021, we consummated the initial public offering of 11,500,000 units at a price of $10.00 per unit (including 1,500,000 units from the full exercise of the underwriters’ over-allotment option), generating gross proceeds of $115,000,000. Simultaneously with the closing of the IPO, we consummated the sale of 675,000 Private Placement Units to the Sponsor and Roth Capital, LLC, at a price of $10.00 per unit, generating gross proceeds of $6,750,000.

•
Following the IPO, the exercise of the over-allotment option and the sale of the Private Placement Units, a total of $117,300,000 was deposited into a U.S.-based trust account with Continental Stock Transfer & Trust Company, acting as trustee. Except as described in the prospectus for SportsMap’s IPO, these proceeds will not be released until the earlier of the completion of an initial business combination and SportsMap’s redemption of 100% of the outstanding public shares upon its failure to consummate a business combination within the completion window.

•
In connection with a special meeting of SportsMap Stockholders, held on April 14, 2023, the SportsMap Stockholders elected to redeem 9,865,056 public shares of SportsMap Common Stock and to extend SportsMap’s business combination period monthly, for up to eight months, from April 20, 2023, ultimately until as late as December 20, 2023. Each monthly extension shall require Sponsor to contribute $0.05 per public share outstanding to the Trust Account. As of June 27, 2023, SportsMap had 1,634,944 public shares of SportsMap Common Stock outstanding, and held approximately $17.2 million in the Trust Account. The 9,865,056 public shares of SportsMap Common Stock redeemed at the stockholder meeting on April 14, 2023 represented approximately 65.5% of the shares of SportsMap Common Stock issued and outstanding on such date and approximately 85.8% of the public shares then-outstanding.

•
Infrared Cameras Holdings, Inc., a Delaware corporation, which we refer to as “ICI”, is a provider of sensing solutions built around high-resolution thermal imaging along with visible, acoustic, and laser spectroscopy imagers and sensors, that perceive and measure heat, sound, and gas in the surrounding environment, helping companies gain insight to efficiently manage their most important assets and infrastructure.

•
On December 5, 2022, SportsMap entered into a Business Combination Agreement with Merger Sub and ICI, which, among other things, provides for Merger Sub to be merged with and into ICI with ICI being the surviving company in the Merger and a wholly-owned subsidiary of SportsMap.

•
Subject to the terms of the Business Combination Agreement, the aggregate merger consideration payable to holders of ICI Common Stock and Participating Company Options will be shares of SportsMap Common Stock having a value equal to the Adjusted Equity Value, together with any Earnout Shares to which the holder of ICI Common Stock and Participating Company Options may be entitled following the Closing.

•
Shares of SportsMap Common Stock were originally sold in the IPO as a component of the SportsMap Units for $10.00 per unit. Each SportsMap Unit consists of one share of SportsMap Common Stock and three-quarters of one SportsMap Warrant. As of the SportsMap Record Date, the closing price on Nasdaq of a share of SportsMap Common Stock was $[•] per share and the closing price of a SportsMap Warrant was $[•] per warrant.

•
SportsMap management and the SportsMap Board considered various factors in determining whether to approve the Business Combination Agreement and the transactions contemplated thereby, including the Merger. For more information about the factors the SportsMap Board considered in determining its recommendation, see “Proposal No. 1 — The Business Combination Proposal — The SportsMap Board’s Reasons for the Business Combination”. When you consider the SportsMap Board’s recommendation of these proposals, you should keep in mind that the Sponsor and SportsMap directors and officers have interests in the Business Combination that are different from, or in addition to, the interests of SportsMap’s shareholders generally. The SportsMap Board was aware of and considered these interests, among other matters, in evaluating and negotiating the Business Combination Agreement and the Merger and in recommending to SportsMap Stockholders that they vote “FOR” the proposals presented at the Special Meeting.

•
At the Special Meeting, SportsMap Stockholders will be asked to consider and vote on the following proposals:

•
a proposal to approve the Business Combination described in this proxy statement, including (a) adopting the Business Combination Agreement and (b) approving the Merger and the other transactions contemplated by the Business Combination Agreement and related agreements described in this proxy statement. Please see the section entitled “Proposal No. 1 — The Business Combination Proposal”;

•
a proposal to approve and adopt the Proposed Certificate of Incorporation to replace the Current Certificate of Incorporation. Please see the section entitled “Proposal No. 2 — The Charter Proposal”;

•
a proposal to approve, for purposes of complying with SEC requirements, certain other matters set forth in the Proposed Certificate of Incorporation of New ICI. Please see the section entitled “Proposal No. 3 — The Advisory Governance Proposals”;

•
a proposal to approve, for purposes of complying with the applicable provisions of Nasdaq Listing Rule 5635, the issuance of more than 20% of SportsMap’s issued and outstanding shares of SportsMap Common Stock in connection with the Business Combination. Please see the section entitled “Proposal No. 4 — The Nasdaq Proposal”;

•
a proposal to elect the [seven] individuals as directors to the New ICI Board, effective immediately upon the Closing, until their respective successor is duly elected and qualified, or until their earlier resignation, removal or death. Please see the section entitled “Proposal No. 5 — The Director Election Proposal”;

•
a proposal to approve the Equity Incentive Plan. Please see the section entitled “Proposal No. 6 — The Equity Incentive Plan Proposal”; and

•
a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal Nos. 1 through 6. Please see the section entitled “Proposal No. 7 — The Adjournment Proposal”.

SELECTED HISTORICAL FINANCIAL DATA OF SPORTSMAP
The following tables summarize certain financial data for SportsMap’s business and should be read in conjunction with the section entitled “SportsMap Management’s Discussion and Analysis of Financial Condition and Results of Operations” and SportsMap’s audited financial statements, and the notes related thereto, which are included elsewhere in this proxy statement.
SportsMap’s balance sheet data as of December 31, 2022 and December 31, 2021, and statement of operations data for the year ended December 31, 2022, and for the period from May 14, 2021 (inception), through December 31, 2021, are derived from SportsMap’s audited financial statements included elsewhere in this proxy statement. SportsMap’s balance sheet data as of March 31, 2023 and statement of operations data for the three months ended March 31, 2023 are derived from SportsMap’s unaudited interim financial statements included elsewhere in this proxy statement.
The historical results presented below are not necessarily indicative of the results to be expected for any future period. You should read the following selected financial information in conjunction with SportsMap’s financial statements and related notes and the section entitled “SportsMap Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained elsewhere in this proxy statement.
	For the Three Months Ended March 31, 2023	For the Year Ended December 31, 2022	For the period from May 14, 2021 (inception) through December 31, 2021
Statement of Operations Data:
Loss from operations	$520,185	$1,385,573	$424,882
Other income:
Interest earned on investments held in Trust Account	1,284,042	1,739,145	10,928
Income (Loss) before provision for income taxes	763,857	353,572	(413,954)
Provision for income taxes	(258,665)	(316,711)	—
Net income (loss)	$505,192	$36,861	$(413,954)
Basic and diluted weighted average shares outstanding, redeemable shares	11,500,000	11,500,000	3,568,966
Basic and diluted income (loss) per common stock, redeemable shares	$0.03	$0.00	$(0.07)
Basic and diluted weighted average shares outstanding, non-redeemable shares	3,550,000	3,550,000	2,588,793
Basic and diluted net income per common stock, non-redeemable shares	$0.03	$0.00	$(0.07)
	March 31, 2023 (Unaudited)	December 31, 2022	December 31, 2021
Balance Sheet Data:
Working capital	$(343,046)	$124,865	$1,194,449
Cash	13,981	222,266	931,271
Total assets	119,930,602	119,128,173	118,738,383
Total liabilities	850,440	553,203	200,274
Common stock subject to possible redemption	119,427,659	118,454,587	117,300,000
Total stockholders’ equity	(347,497)	120,383	1,238,109

SELECTED HISTORICAL FINANCIAL DATA OF ICI
The selected historical consolidated statements of operations and statements of cash flow data of ICI for the years ended December 31, 2022 and 2021, and the historical consolidated balance sheet data as of December 31, 2022 and 2021, are derived from ICI’s audited consolidated financial statements included elsewhere in this proxy statement. The summary historical consolidated statements of operations and statements of cash flow data of ICI for the three months ended March 31, 2023 and 2022, and the historical consolidated balance sheet data as of March 31, 2023 are derived from ICI’s unaudited interim condensed consolidated financial statements included elsewhere in this proxy statement. ICI’s historical results are not necessarily indicative of the results that may be expected in the future, and ICI’s results for the three months ended March 31, 2023 are not necessarily indicative of the results that may be expected for the full year ending December 31, 2023, or any other period. You should read the following summary historical consolidated financial data together with “ICI Management’s Discussion and Analysis of Financial Condition and Results of Operations” and ICI’s consolidated financial statements and related notes included elsewhere in this proxy statement.
Consolidated Statements of Operations Data
	Three Months Ended March 31,		Year Ended December 31,
(in thousands)	2023	2022	2022	2021
Revenue, net	$980	$1,147	$7,268	$28,786
Cost of goods sold (exclusive of depreciation)	465	794	4,964	10,282
Operating expenses:
Selling, general and administrative	3,511	3,027	13,606	14,120
Depreciation	180	108	561	318
Casualty losses, net of recoveries	—	—	155	—
Total operating expenses	3,691	3,135	14,322	14,438
Operating loss	(3,176)	(2,782)	(12,018)	4,066
Other expenses (income), net	(254)	29	67	635
Loss before income taxes	(2,922)	(2,811)	(12,085)	3,431
Income tax benefit	(15)	(680)	1,205	1,118
Net loss	$(2,907)	$(2,131)	$(13,290)	$2,313
Consolidated Balance Sheets Data
(in thousands)	As of March 31, 2023	As of December 31, 2022	As of December 31, 2021
Cash and cash equivalents	$79	$654	$3,374
Total assets	16,977	17,461	24,704
Total liabilities	28,006	25,670	20,267
Total shareholders’ equity (deficit)	(11,029)	(8,209)	4,437
Total liabilities and shareholders’ equity	$16,977	$17,461	$24,704
Consolidated Statements of Cash Flow Data
	Three Months Ended March 31,		Year Ended December 31,
(in thousands)	2023	2022	2022	2021
Net cash (used in) provided by operating activities	$(418)	$(1,880)	$(3,170)	$4,412
Net cash (used in) investing activities	(507)	(612)	(1,600)	(1,414)
Net cash provided by (used in) financing activities	350	400	2,050	(4,041)

TRADING SYMBOLS, MARKET PRICE AND DIVIDEND INFORMATION
SportsMap
Market Price of SportsMap Securities
SportsMap Common Stock, SportsMap Warrants and SportsMap Units are listed on the Nasdaq Global Market under the symbols “SMAP”, “SMAPW” and “SMAPU”, respectively.
The closing price of SportsMap Common Stock, SportsMap Warrants and SportsMap Units on December 2, 2022, the last trading day prior to the public announcement of the merger, was $10.12 per share, $0.05 per warrant and $10.20 per unit, respectively, and the closing price of SportsMap Common Stock, SportsMap Warrants and SportsMap Units on [•], 2023, the last practicable trading day prior to the date of this proxy statement, was $[•] per share $[•] per warrant and $[•] per unit, respectively, each as reported on the Nasdaq Global Market. Because the market price of SportsMap Common Stock is subject to fluctuation, the market value of the shares of SportsMap Common Stock that ICI Stockholders will be entitled to receive in the merger may increase or decrease.
Assuming stockholder approval of the Business Combination Proposal, the Charter Proposal, the Nasdaq Proposal and the Equity Incentive Plan Proposal, and successful application for initial listing on Nasdaq, following the consummation of the Business Combination, SportsMap Common Stock and SportsMap Warrants will trade on Nasdaq under the new name, “Infrared Cameras Holdings, Inc.” and new trading symbols “[ • ]” and “[ • ]W”, respectively.
Holders
As of February 8, 2023, there were fourteen holders of record for shares of SportsMap Common Stock, two holders of SportsMap Warrants and fifteen holders of SportsMap Units. These numbers do not include SportsMap Stockholders and warrant holders for whom shares and warrants, respectively, were held in “street name”.
Dividends
SportsMap has not paid any cash dividends on the SportsMap Common Stock to date and does not intend to pay cash dividends prior to the completion of the Business Combination.
ICI
Market Price of ICI Securities
Historical market price information regarding ICI is not provided because there is no public market for its securities.
Dividends
ICI has not paid any cash dividends on its shares to date and does not intend to pay cash dividends prior to the completion of the Business Combination.
Merger Sub
Price Range of Merger Sub Securities
Historical market price information regarding Merger Sub is not provided because there is no public market for its securities.
Dividends
Merger Sub has not paid any cash dividends to date and does not intend to pay cash dividends prior to the completion the Business Combination.

RISK FACTORS
In addition to the other information contained in this proxy statement, including the matters addressed under the heading “Cautionary Note Regarding Forward-Looking Statements,” you should carefully consider the following risk factors in deciding how to vote on the proposals presented in this proxy statement. The occurrence of one or more of the events or circumstances described in these risk factors, alone or in combination with other events or circumstances, may have a material adverse effect on ICI’s and New ICI’s business, reputation, revenue, financial condition, results of operations and future prospects, in which event the market price of the New ICI Common Stock could decline, and you could lose part or all of your investment. Unless otherwise indicated, references in this section and elsewhere in this proxy statement to the ICI business being adversely affected, negatively impacted or harmed will include an adverse effect on, or a negative impact or harm to, the business, reputation, revenue, financial condition, results of operations and future prospects of New ICI.
Risks Related to ICI’s Business and Industry
Unless the context otherwise requires, all references in this subsection to the “Company,” “we,” “us” or “our” refer to ICI prior to the consummation of the Business Combination and New ICI after the consummation of the Business Combination.
ICI has a history of losses or low income, and ICI expects to incur significant expenses and continuing losses for the foreseeable future.
ICI has incurred net losses or low income in many years since its inception. ICI incurred a net loss of $13.3 million for the year ended December 31, 2022, and $4.5 million for the three months ended March 31, 2023. ICI recorded net income of $2.3 million for the year ended December 31, 2021, due in part to substantial sales that ICI believes were attributable to customers using its products in response to the COVID-19 pandemic. ICI believes that it will continue to incur operating and net losses each quarter until at least such time as it begins to realize the anticipated benefits of its planned investment in sales and marketing efforts, though those benefits may not be as great as ICI anticipates or may occur later that ICI anticipates or not at all. Even if ICI successfully develops and sells its devices and software solutions, there can be no assurance that it will be commercially successful. ICI believes its sustained profitability will be dependent upon the successful development and successful commercial introduction and acceptance of its solutions, which may not occur.
ICI expects to continue to incur losses in future periods as it:
•
expands its sales and marketing presence;

•
increases investment in SaaS solutions;

•
executes on its product roadmaps;

•
grows wallet share with enterprise customers;

•
expands its distribution network; and

•
pursues strategic acquisitions.

Because ICI will incur the costs and expenses from these efforts before it experiences any incremental revenue growth as a result of these initiatives, its losses in future periods may be significant. In addition, ICI may find that these efforts are more expensive than it currently anticipates or that these efforts may not result in revenues, which would further increase its losses.
These initiatives may prove more expensive than ICI currently anticipates, and it may not succeed in increasing its revenue, if at all, in an amount sufficient to offset these higher expenses and to achieve and maintain profitability. Certain of the market opportunities ICI is pursuing are at an early stage of development, and it may be many years before the end markets it expects to serve generate demand for its products at scale. ICI’s revenue may be adversely affected for a number of reasons, including an inability to up-sell or cross-sell SaaS offerings that ICI is seeking to expand or develop, the development and/or market acceptance of new technology that competes with its thermal imaging products, its ability to create, validate, and manufacture at high volume, and ship product to customers, its inability to effectively manage its inventory or manufacture products at scale, its inability to enter new markets or help its customers adapt its products for new applications or its failure to attract new customers or expand orders from existing customers or increasing competition. Furthermore, it is difficult to predict the size and growth rate of ICI’s target markets, customer demand for its products, commercialization timelines, the entry of competitive products or the success of existing competitive products and services. If ICI’s revenue does not grow, its ability to achieve and maintain profitability may be adversely affected, and the value of its business may significantly decrease.
ICI’s revenue and margins could be adversely affected if ICI fails to maintain competitive average selling prices, high sales volumes, and/or fails to reduce product costs.
Cost-cutting initiatives adopted by ICI’s customers can place increased downward pressure on ICI’s average selling prices. ICI also expects that any long-term or high-volume agreements with customers may require step-downs in pricing over the term of the agreement. ICI’s average selling price may be driven down by customer-specific selling price fluctuations such as non-standard discounts on large volume purchases. These lower average selling prices on large volume purchases may cause fluctuations in revenue and gross margins on a quarterly and annual basis and ultimately adversely affect its profitability.
ICI may also experience declines in the average selling prices of its products generally as its customers negotiate lower prices and as its competitors continue to produce and commercialize lower cost competing technologies. To achieve profitability and maintain margins, ICI will also need to continually reduce product and manufacturing costs. Reductions in product and manufacturing costs are principally achieved by scaling its production volumes and through step changes in manufacturing and continued engineering of the most cost-effective designs for its products. In addition, ICI must continuously drive initiatives to reduce labor cost, improve worker efficiency, reduce the cost of materials, use fewer materials and further lower overall product costs by carefully managing component prices, inventory and shipping cost. ICI needs to continually increase sales volume and introduce new, lower-cost products in order to maintain its overall gross margin. If ICI is unable to maintain competitive average selling prices, increase its sales volume or successfully introduce new, low-cost products, its revenue and overall gross margin would likely decline.
If ICI fails to successfully manage the expansion of its SaaS capabilities and offerings, its business and financial results could be adversely affected.
Expanding ICI’s SaaS capabilities and offerings will require considerable additional investment by ICI in its business. Whether this expansion will be successful and will accomplish ICI’s business and financial objectives is subject to uncertainties, including, but not limited to, customer demand, attach and renewal rates, channel adoption, ICI’s ability to further develop and scale infrastructure, ICI’s ability to include functionality and usability in such offerings that address customer requirements, and the related costs. If ICI is unable to successfully expand its existing offerings or establish new offerings and navigate its business expansion due to these risks and uncertainties, its business and financial results could be adversely impacted.
ICI has a limited operating history providing SaaS solutions, which makes it difficult to evaluate its future prospects and the risks and challenges it may encounter.
While ICI has been in operation since 1995, the company has a limited operating history providing SaaS solutions that it introduced to its industrial customers in 2022. ICI’s limited operating history providing SaaS solutions makes it difficult for it to evaluate its future prospects. Certain factors that could alone or in combination prevent ICI from successfully commercializing these solutions or its other products include:
•
its reliance on third parties to supply significant parts of its production process or to manufacture its products;

•
its ability to establish and maintain successful relationships with its suppliers or manufacturers;

•
its ability to achieve commercial scale production of its products on a cost-effective basis and in a timely manner;

•
its ability to successfully expand its product offerings;

•
its ability to develop and protect intellectual property;

•
its ability to gain market acceptance of its products with customers and maintain and expand customer relationships, whether through strategic customer agreements or otherwise;

•
the adaptability of its products and the ability of its customers to integrate its products into their products and processes in a timely and effective manner;

•
the actions of direct and indirect competitors that may seek to enter the markets in which ICI expects to compete or that may seek to impose barriers to one or more markets that ICI intends to target;

•
the long-lead time for development of market opportunities for which ICI is only at an early stage of development;

•
its ability to forecast its revenue and budget for, and manage, its expenses;

•
its ability to comply with existing and new or modified laws and regulations applicable to its business, or laws and regulations applicable to its customers for applications in which they may use its products;

•
its ability to plan for and manage capital expenditures for its current and future products, and manage its supply chain and supplier relationships related to these current and future products;

•
its ability to anticipate and respond to macroeconomic changes and changes in the markets in which ICI operates and expects to operate;

•
its ability to maintain and enhance the value of its reputation and brand;

•
its ability to effectively manage its growth and business operations, including the impacts of the global COVID-19 pandemic on its business; and

•
its ability to recruit and retain talented people at all levels of its organization.

ICI’s relationships with many of its existing customers are limited as they may not be prepared to select ICI as a long-term supplier given the more recent nature of its business relationship. To establish preliminary relationships with certain customers and to build their confidence, ICI has entered, and may continue to enter, into pilot agreements, spot buy purchase orders, non-binding letters of intent and strategic customer agreements. These agreements are largely non-binding, often do not include any minimum obligation to purchase any quantities of any products, and do not require that the parties enter into a subsequent definitive, long-term, binding agreement. If ICI is unable to build confidence with its existing customers, either through these preliminary agreements (due to any failure to enter into or perform under the agreements) or otherwise, or if ICI is unable secure opportunity from these non-binding agreements, involving strategic customer agreements, it may be unable to produce accurate forecasts or increase its sales.
With respect to new customers, they may be less confident in ICI and less likely to purchase ICI’s products because of a lack of awareness about its products. They may also not be convinced that ICI’s business will succeed because of the absence of an established sales, service, support and operating history. To address this, ICI must, among other activities, grow and improve its marketing capability and brand awareness, which may be costly. These activities may not be effective or could delay ICI’s ability to capitalize on the opportunities that it believes are suitable to its technology and products and may prevent ICI from successfully commercializing its products.
To build and maintain ICI’s business, it must maintain confidence in its products, long-term financial viability and business prospects. Failure to establish and maintain customer confidence may also adversely affect ICI’s reputation and business among its suppliers, analysts, ratings agencies and other interested parties.
If ICI fails to understand fully or adequately address the challenges that it is currently encountering or that it may encounter in the future, including those challenges described here and elsewhere in this “Risk Factors” section, its business, financial condition and results of operations could be adversely and materially affected. If the risks and uncertainties that ICI plans for when operating its business is incorrect or change, or if it fails to manage these risks successfully, ICI’s results of operations could differ materially from its expectations and its business, financial condition and results of operations could be adversely affected.

If ICI’s products are not adopted in its targeted end markets, its business will be materially and adversely affected.
Although ICI’s products are designed for use in multiple markets, each of its target or new markets may have unique barriers to entry. If ICI is unsuccessful in overcoming these barriers, it may affect its entrance into, or adoption by, these target or new markets, which could adversely affect its future results of operations.
ICI’s products are used in a wide variety of existing and emerging use cases in the distribution and logistics market, where ICI’s products provide conveyor system monitoring solutions assisting customers with process automation, predictive maintenance and failure avoidance. These customers tend to be large companies that move slowly to larger scale implementation, often with years-long timelines. If ICI’s products are not chosen for deployment in these projects, or ICI loses a program under any circumstances, ICI may not have an opportunity to obtain that business again for many years. Even if ICI’s products are chosen for deployment, implementation and adoption by ICI’s customers may not be on terms consistent with initial forecasts or agreements between ICI and the customer. Industrial automation is a demanding industry with product specifications that its products may not always meet.
ICI’s products also are used in a wide variety of existing and emerging use cases in the oil and gas market, which generally consists of gas and liquid leak detection, tank-level monitoring, pipeline leak detection and gas processing safety monitoring. This is a nascent market, and while this industry is experimenting with the use of thermal imaging in these applications, ICI’s customers may decide that thermal imaging is not a feasible solution for one of a variety of reasons, including current price points of sensors using thermal imaging technology.
ICI’s products also are used in a wide variety of existing and emerging use cases in the manufacturing market, in which ICI’s customers are generally engaged in power panel monitoring, early fire detection and electrified transport battery monitoring. Additionally, ICI’s products are also used in a wide variety of existing and emerging use cases in the utilities market. Both of these markets are competitive and customers often have strict functional and pricing requirements for products. If ICI is unable to make products that meet these requirements, or sell products at the required price point, it could lose this business to competitors or competitive technologies. ICI’s target markets involve risks of program delay, loss, and cancellation.
Certain trends relating to the global COVID-19 pandemic positively impacted ICI’s business during 2020 and 2021, and ICI’s performance during the periods that were most impacted by COVID-19 should not be considered indicative of ICI’s future performance.
Certain trends relating to the global COVID-19 pandemic positively impacted certain of ICI’s products and demand for such products. As a result of the global COVID-19 pandemic and the related monitoring procedures for febrile individuals implemented by numerous businesses and governmental organizations, ICI experienced significant demand for certain of its products in 2020 for biorisk applications, which declined substantially in 2021 and further in 2022. ICI generated total revenue of $83.2 million and $28.8 million for the years ended December 31, 2020 and 2021, respectively. ICI estimates that revenue of $75.7 million and $23.1 million, respectively, for the years ended December 31, 2020 and 2021 related to sales of products that were deployed primarily for biorisk applications in response to the COVID-19 pandemic. ICI generated total revenue of $7.3 million for the year ended December 31, 2022, which ICI estimates includes revenue of $0.9 million related to sales of products that were deployed primarily for biorisk applications in response to the COVID-19 pandemic. In future periods, ICI expects the use of its products for biorisk applications will continue to decline.
ICI expects to incur substantial research and development costs and devote significant resources to developing and commercializing new products, which could significantly affect its ability to become profitable and may never result in revenue to ICI. Any delay or interruption of the development and commercialization of new products may adversely affect its existing business and prospects for winning future business.
ICI’s future growth depends on penetrating new markets, adapting existing products to new applications and customer requirements, and introducing new and effective products on a timely basis that then achieve market acceptance. To remain competitive, ICI develops new products and upgrades to its software and will need to continue to do so. In connection with this development, ICI plans to incur substantial, and potentially increasing, research and development costs. Because ICI accounts for research and development as an operating expense, these expenditures could adversely affect its results of operations in the future.
Further, ICI’s research and development program may be delayed and may not produce timely results. If ICI cannot produce successful results in time to accommodate customers’ or potential customers’ implementation timelines, ICI may lose business. If ICI is unsuccessful in introducing these products in accordance with its product launch plans or any publicly announced launch dates, it may be injurious to ICI’s reputation and brand and adversely affect its ability to be competitive in its target and new markets.
ICI expects to rely on products it is currently developing for a significant portion of its future growth. However, even if its research and development efforts are successful and completed on time, there is no guarantee that ICI will be successful in adapting its business to its new products or that its new products will achieve market acceptance or generate sufficient revenue to make ICI profitable. ICI’s future products, such as any software solutions it develops, may be products ICI has limited or no experience commercializing. In launching such products, ICI may face foreseen and unforeseen difficulties that adversely affect such the commercialization and could have a material adverse effect on its operations and business. Additionally, the success of its competitors’ research and development efforts, including producing higher performing products, may result in loss of business for ICI.
The promise of new products and successful research and development may even decrease ICI’s expected and actual revenue attributable to existing products as customers may delay or cancel outstanding purchasing commitments for current generation products in anticipation of the release of new generation products from ICI.
Additionally, new products may trigger increased warranty costs as information on such products is augmented by actual usage.
Product liability claims, product recalls and field service actions could have a material adverse effect on ICI’s reputation, business, results of operations and financial condition and it may have difficulty obtaining product liability and other insurance coverage.
As a manufacturer and distributor of a wide variety of products used in the oil and gas, distribution and logistics, manufacturing and utilities markets, ICI’s results of operations are susceptible to adverse publicity regarding the quality or safety of its products. Product liability claims challenging the quality or safety of its products may result in a decline in sales for a product, which could adversely affect its results of operations. This could be the case even if the claims themselves are proven to be untrue or settled for immaterial amounts.
While ICI has general liability and other insurance policies concerning product liabilities and errors and omissions, it has deductibles under such policies with respect to a portion of these liabilities. Awarded damages could be more than ICI’s accruals. ICI could incur losses above the aggregate annual policy limit as well. ICI cannot ensure that insurance carriers will be willing to renew coverage or provide new coverage for product liability.
Product recalls can be expensive and tarnish ICI’s reputation and have a material adverse effect on the sales of its products. ICI cannot assure that it will not have additional product liability claims or that it will not recall any products.
ICI may face risks associated with its reliance on certain artificial intelligence and machine learning models.
ICI relies on artificial intelligence and machine learning (“AI/ML”) in the development of its deterministic artificial intelligence-driven sensing system for industrial applications. The AI/ML models that ICI uses are trained using various data sets. If the AI/ML models are incorrectly designed, the data ICI uses to train them is incomplete, inadequate, or biased in some way, or if ICI does not have sufficient rights to use the data on which its AI/ML models rely, the performance of its products, services, and business, as well as ICI’s reputation, could suffer or ICI could incur liability through the violation of laws, third-party privacy, or other rights, or contracts to which ICI is a party.

ICI faces risks related to sales through distributors and other third parties which could harm its business.
ICI sells a portion of its products through third parties such as distributors and manufacturers representatives (collectively, “distributors”). Using third parties for distribution exposes ICI to many risks, including concentration risk, credit risk and legal risk because, under certain circumstances, ICI may be held responsible for the actions of those third-party sales channels. ICI may rely on one or more key distributors for selling a product, and the loss of these distributors could reduce its revenue. Distributors may face financial difficulties, including bankruptcy, which could harm ICI’s collection of accounts receivables and financial results. Violations of the Foreign Corrupt Practices Act (“FCPA”) or similar anti-bribery laws by distributors or other third-party intermediaries could have a material impact on ICI’s business. Competitors could also block ICI’s access to such parties. Failing to manage risks related to ICI’s use of third-party sales channels may reduce sales, increase expenses, and weaken its competitive position, and could result in sanctions against ICI.
The period of time from initiating dialogue with potential customers to implementation is long and ICI is subject to the risks of cancellation or postponement of the contract or unsuccessful implementation.
Prospective customers generally must make significant commitments of resources to test and validate products like those produced by ICI and confirm that they can integrate these products with other technologies before including them in any particular system, product, or process. The selling cycle for ICI’s products with new customers varies widely depending on the application, market, customer, and the complexity of the product. In the warehouse and logistics market, for example, this selling cycle can be a year (or more). These selling cycles result in ICI investing its resources prior to realizing any revenue from commercialization. Further, ICI is subject to the risk that customers cancel or postpone implementation of its technology solution or its customers are unable to integrate its technology solution successfully into a larger system. If ICI’s customers face financial difficulties, they may also cancel current or future product programs that could materially and adversely impact ICI’s financial results. Further, ICI’s revenue could be less than forecasted if the system, product, or process that includes its products is unsuccessful, including for reasons unrelated to its technology. Long selling cycles and product cancellations or postponements may adversely affect its business, results of operations, and financial condition.
Developments in alternative technologies may adversely affect the demand for ICI’s technology.
Significant developments in alternative technologies may materially and adversely affect ICI’s business, prospects, financial condition, and operating results in ways it does not currently anticipate. Existing and future infrared technologies may emerge as customers’ preferred alternative to ICI’s solutions. Any failure by ICI to develop new or enhanced technologies or processes, or to react to changes in existing technologies, could materially delay ICI’s development and introduction of new and enhanced products in the industries it serves, which could result in the loss of competitiveness of its solutions, decreased revenue and a loss of market share to competitors (or a failure to increase revenue and/or market share). ICI’s research and development efforts may not be sufficient to adapt to changes in technology. As technologies change, ICI plans to upgrade or adapt its solutions with the latest technology. However, ICI’s solutions may not compete effectively with alternative systems if ICI is not able to source and integrate the latest technology into its existing products.
ICI’s manufacturing business model and use of contract manufacturers may not be successful, which could harm its ability to deliver products and recognize revenue.
ICI’s manufacturing strategy focuses on engaging contract manufacturers for its manufacturing needs while maintaining the design, engineering, prototyping, testing, and pilot manufacturing in-house at ICI’s facility in Beaumont, Texas. ICI currently has agreements with certain contract manufacturers to provide contract manufacturing, testing, and delivery of certain of its products. These arrangements are intended to lower ICI’s operating costs, but they also reduce its direct control over certain aspects of its operations. This diminished control may have an adverse effect on the quality or quantity of products or services, or ICI’s flexibility to respond to changing conditions.
Reliance on contract manufacturers reduces ICI’s control over the manufacturing process, including reduced control over quality, product costs, and product supply and timing. ICI may experience delays in shipments or issues concerning product quality from its contract manufacturers. If any of ICI’s contract manufacturers experience interruptions, delays, or disruptions in supplying its products, including by natural disasters, the global COVID-19 pandemic, other epidemics or outbreaks of other contagions, increased military conflict or tensions, such as in Eastern Europe or Asia, or work stoppages or capacity constraints, ICI’s ability to ship products would be delayed. In addition, unfavorable economic conditions could result in financial distress among contract manufacturers upon which ICI relies, thereby increasing the risk of disruption of supplies necessary to fulfill its production requirements and meet customer demands. Additionally, if any of ICI’s contract manufacturers experience quality control problems in their manufacturing operations and ICI’s products do not meet customer or regulatory requirements, such third parties could be required to cover the cost of repair or replacement of any defective products. These delays or product quality issues could have an immediate and material adverse effect on ICI’s ability to fulfill orders and could have a negative effect on ICI’s operating results. In addition, such delays or issues with product quality could adversely affect ICI’s reputation and its relationship with its channel partners. If ICI’s contract manufacturers experience financial, operational, manufacturing capacity, or other difficulties, or experience shortages in required components, or if they are otherwise unable or unwilling to continue to manufacture ICI’s products in required volumes or at all, its supply may be disrupted, ICI may be required to seek alternate manufacturers and ICI may be required to re-design its products. It would be time-consuming, and could be costly and impracticable, to begin to use new manufacturers or designs, and such changes could cause significant interruptions in supply. Such changes could also have an adverse effect on ICI’s ability to meet its scheduled product deliveries and may subsequently lead to the loss of sales. While ICI takes measures to protect its trade secrets, the use of contract manufacturers may also risk disclosure of ICI’s innovative and proprietary manufacturing methodologies, which could adversely affect its business.
ICI operates in a competitive landscape against market participants that may have substantially greater resources than it and against known and unknown market entrants who may disrupt its target markets.
ICI’s target markets are highly competitive and it may not be able to compete effectively in the market against these competitors. Competitors may offer products at lower prices than ICI’s products, including pricing that ICI believes is below their cost, or may offer superior performing products. These companies also compete with ICI indirectly by attempting to solve some of the same challenges with different technology. Certain competitors in the market for these devices and sensors may have significantly greater resources and more experience than ICI does. These competitors have commercialized technology that has achieved market adoption, strong brand recognition and may continue to improve in both anticipated and unanticipated ways. They may also have entered into commercial relationships with key customers and have built relationships and dependencies between themselves and those key customers.
In addition to the existing market competitors, new competitors may be preparing to enter or are entering the market in which ICI competes that may disrupt the commercial landscape of target markets in ways that ICI may not be able to prepare for, including customers of ICI’s products who may be developing their own competitive solutions. ICI does not know how close any of its current and potential competitors are to commercializing their similar products and services, if at all, nor what they intend to develop as part of their product roadmaps. The already competitive landscape of the thermal infrared technology market, along with both foreseeable and unforeseeable entries of competitors and similar technology from those competitors in ICI’s target markets, may result in pricing pressure, reduced margins and may impede its ability to increase the sales of its products or cause ICI to lose market share, any of which will adversely affect its business, results of operations and financial condition.
ICI’s manufacturing costs may increase and result in a market price for its products above the price that customers are willing to pay.
If the cost of manufacturing ICI’s products increases, ICI will be forced to charge its customers a higher price for the products in order to cover its costs and earn a profit. While ICI expects its products will benefit from continued cost reduction over time from scale and planned redesigns, there is no guarantee that these efforts will be successful, or that these savings would not be offset by additional required content. If the price of ICI’s products is too high, customers may be reluctant to purchase its products, especially if lower priced alternative products are available, and ICI may not be able to sell its products in sufficient volumes to recover its costs of development and manufacture or to earn a profit.

ICI, its contract manufacturers and its suppliers may rely on complex machinery for production, which involves a significant degree of risk and uncertainty in terms of operational performance and costs.
ICI, its contract manufacturers and its suppliers may rely on complex machinery for the production, assembly and installation of ICI’s devices, which will involve a significant degree of uncertainty and risk in terms of operational performance and costs. ICI’s production facilities and the facilities of its contract manufacturers and suppliers may suffer unexpected malfunctions from time to time and will depend on repairs and spare parts to resume operations, which may not be available when needed. Unexpected malfunctions of these components may significantly affect the intended operational efficiency. Operational performance and costs can be difficult to predict and are often influenced by factors outside of ICI’s control, such as, but not limited to, scarcity of natural resources, environmental hazards and remediation, costs associated with decommissioning of machines, labor disputes and strikes, difficulty or delays in obtaining governmental permits, damages or defects in electronic systems, industrial accidents, fire, seismic activity and natural disasters. Should operational risks materialize, it may result in the personal injury to or death of workers, the loss of production equipment, damage to production facilities, monetary losses, delays and unanticipated fluctuations in production, environmental damage, administrative fines, increased insurance costs and potential legal liabilities, all which could have a material adverse effect on its business, prospects, financial condition or operating results.
If ICI does not maintain the correct level of inventory or if it does not adequately manage its inventory, ICI could lose sales or incur higher inventory-related expenses, which could negatively affect its operating results.
To ensure the correct level of inventory supply, ICI forecasts inventory needs and expenses, places orders sufficiently in advance with its suppliers and manufacturing partners and manufactures products based on its estimates of future demand. Fluctuations in the adoption of its products may affect ICI’s ability to forecast its future operating results, including revenue, gross margins, cash flows and profitability. ICI’s ability to accurately forecast demand for its products could be affected by many factors, including the rapidly changing nature of its current target markets, the uncertainty surrounding the market acceptance and commercialization of its technology, the emergence of new markets, an increase or decrease in customer demand for its products or for products and services of its competitors, product introductions by competitors, the global COVID-19 pandemic, other health epidemics and outbreaks, and any associated work stoppages or interruptions, unanticipated changes in general market conditions and the weakening of economic conditions or consumer confidence in future economic conditions. ICI may face challenges acquiring adequate supplies to manufacture its products and ICI and its partners may not be able to manufacture its products at a rate necessary to satisfy the levels of demand, which would negatively affect ICI’s short-term and long-term growth. This risk may be exacerbated by the fact that ICI may not carry or be able to obtain from its suppliers a significant amount of inventory to satisfy short-term demand increases. If ICI fails to accurately forecast customer demand, ICI may experience excess inventory levels or a shortage of products available for sale.
Inventory levels in excess of customer demand may result in inventory write-downs or write-offs and the sale of excess inventory at discounted prices, which would adversely affect ICI’s financial results, including its gross margin, and have a negative effect on its brand. Conversely, if ICI underestimates customer demand for its products, ICI may not be able to deliver products to meet its requirements, and this could result in damage to its brand and customer relationships and adversely affect its revenue and operating results.
Risks Related to ICI’s Growth Strategy
Unless the context otherwise requires, all references in this subsection to the “Company,” “we,” “us” or “our” refer to ICI prior to the consummation of the Business Combination and New ICI after the consummation of the Business Combination.
ICI creates innovative technology by designing and developing unique hardware and software solutions. A failure to achieve scale may affect ICI’s ability to sell at competitive prices, limit its customer base or lead to losses.
ICI incurs significant costs related to procuring the materials and components required to manufacture and assemble its high-performance products as well as related to designing and developing its software solutions. If its product sales do not increase as planned, or if its SaaS offerings are not sufficiently adopted by its customers, ICI may be unable to obtain anticipated material cost benefits or expected levels of fixed cost absorption that are needed to achieve its targeted margins and its operating results, business and prospects will be harmed. Furthermore, many of the factors that impact ICI’s operating costs are beyond its control. For example, the costs of its materials and components could increase due to shortages as global demand for these products increases or the cost of maintaining its proprietary SaaS cloud could increase.
The manufacture of ICI’s products is a complex process, and it is often difficult for companies to achieve acceptable product yields that could decrease available supply and increase costs. Thermal imaging system yields depend on both its product design and manufacturing processes. Because low yields may result from either design defects or process difficulties, ICI may not identify yield problems until well into the production cycle, when an actual product defect exists and can be analyzed and tested. In addition, many of these yield problems are difficult to diagnose and time consuming or expensive to remedy.
If ICI is not able to effectively grow its sales and marketing organization, or maintain or grow an effective network of distributors, its business prospects, results of operations and financial condition could be adversely affected.
In order to generate future sales growth, ICI will need to expand the size and geographic coverage of its field organization, including marketing, direct sales, customer support and technical services. Accordingly, ICI’s future success will depend largely on its ability to hire, train, retain, and motivate skilled regional sales managers and direct sales representatives with significant technical knowledge and understanding of its products. Because of the competition for their skill set, ICI may not be able to attract or retain such personnel on reasonable terms, if at all. If ICI is unable to grow its sales and marketing organization, ICI may not be able to increase its revenue, which would adversely affect its business, financial condition and results of operations.
Additionally, ICI relies on a network of independent distributors to help generate sales of its products. If a dispute arises with a distributor, if ICI terminates its relationship with a distributor or if a distributor goes out of business, it may take time to identify an alternative distributor, to train new personnel to market its products, and its ability to sell those products in a region formerly serviced by a terminated distributor could be harmed. In addition, ICI’s distributors may not successfully market and sell its products and may not devote sufficient time and resources that it believes are necessary to enable its products to develop, achieve or sustain market acceptance. Any of these factors could reduce ICI’s revenue or impair its revenue growth in affected markets, increase its costs in those markets or damage its reputation. In addition, if an independent distributor were to depart and be retained by one of ICI’s competitors, ICI may be unable to prevent that distributor from soliciting business from its existing customers, which could further adversely affect ICI. As a result of its reliance on third-party distributors, ICI may be subject to disruptions and increased costs due to factors beyond its control, including labor strikes, third-party errors and other issues. If the services of any of these third-party distributors become unsatisfactory, ICI may experience delays in meeting its customers’ demands and it may be unable to find a suitable replacement on a timely basis or on commercially reasonable terms. Any failure to deliver products in a timely manner may damage its reputation and could cause ICI to lose potential customers.
Even after the Business Combination, New ICI may need to raise additional capital in the future in order to execute its business plan, which may not be available on terms acceptable to it, or at all.
Following the Business Combination, and particularly in the event that high volume of redemptions by SportsMap Stockholders reduce the cash available to New ICI, New ICI may require additional capital to respond to technological advancements, competitive dynamics or technologies, customer demands, business opportunities, challenges, acquisitions or unforeseen circumstances and it may determine to engage in equity or debt financings or enter into credit facilities for other reasons. In order to stay on New ICI’s growth trajectory and further business relationships with current or potential customers or partners, or for other reasons, it may issue equity or equity-linked securities to such current or potential customers or partners. New ICI may not be able to timely secure additional debt or equity financing on favorable terms, or at all. If New ICI raises additional funds through the issuance of equity or convertible debt or other equity-linked securities or if it issues equity or equity-linked securities to current or potential customers to further business relationships, its existing stockholders could experience significant dilution. Any debt financing obtained by New ICI in the future could involve restrictive covenants relating to its capital raising and operational matters, which may make it more difficult for New ICI to obtain additional capital and to pursue business opportunities, including potential acquisitions. If New ICI is unable to obtain adequate financing or financing on terms satisfactory to it, when New ICI requires it, its ability to continue to grow or support its business and to respond to business challenges could be significantly limited and its business could be materially and adversely affected.
If ICI engages in acquisitions to grow its business, it will incur a variety of costs and may potentially face numerous risks that could adversely affect its business and operations.
If appropriate opportunities become available, ICI may seek to acquire businesses, assets, technologies or products to enhance its business. In connection with any acquisitions, New ICI could issue additional equity securities, which would dilute its stockholders, incur substantial debt to fund the acquisitions or assume significant liabilities.
Acquisitions involve many and diverse risks and uncertainties, including problems evaluating or integrating the purchased operations, assets, technologies or products, as well as with unanticipated costs, liabilities, and economic, political, legal and regulatory challenges due to its inexperience operating in new regions or countries and ICI may fail to successfully integrate acquired companies or retain key personnel from the acquired company. To date, ICI has limited experience with acquisitions and the integration of acquired technology and personnel. Acquisitions may divert its attention from its core business. Acquisitions may require ICI to record goodwill and non-amortizable intangible assets that will be subject to testing on a regular basis and potential period impairment charges, incur amortization expenses related to certain intangible assets, and incur write offs and restructuring and other related expenses, any of which could harm its operating results and financial condition.
New business strategies, especially those involving acquisitions, are inherently risky and may not be successful. Failure to successfully identify, complete, manage and integrate acquisitions could materially and adversely affect its business, financial condition and results of operations.
ICI cannot guarantee it will optimally manage its lines of business or product lines.
Consistent with ICI’s strategy to emphasize growth in its core markets, ICI continually evaluates its businesses to ensure that they are aligned with its strategy and objectives. Over the years, ICI has also reorganized certain of its product lines, for example, to de-emphasize products used primarily for biorisk applications as the impact of the global COVID-19 pandemic began to lessen, among other reasons. ICI may not be able to realize efficiencies and cost savings from its reorganization activities. There is no assurance that ICI’s efforts will be successful. If ICI does not successfully manage its lines of business or product lines, or any other similar activities that it may undertake in the future, expected efficiencies and benefits might be delayed or not realized, and its operations and business could be disrupted. ICI’s ability to dispose of, exit or reconfigure businesses that may no longer be aligned with its growth strategy will depend on many factors, including the terms and conditions of any asset purchase and sale agreement or lease agreement, as well as industry, business and economic conditions. ICI cannot provide any assurance that it will be able to sell non-strategic businesses on terms that are acceptable to us, or at all. In addition, if the sale of any non-strategic business cannot be consummated or is not practical, alternative courses of action, including relocation of product lines or closure, may not be available to ICI or may be more costly than anticipated.
Risks Related to ICI’s Customers and Suppliers
Unless the context otherwise requires, all references in this subsection to the “Company,” “we,” “us” or “our” refer to ICI prior to the consummation of the Business Combination and New ICI after the consummation of the Business Combination.
Certain of ICI’s commercial contracts with its customers, suppliers or co-development agreements could be terminated or may not materialize into long-term contract partnership arrangements.
ICI has commercial contracts with its customers, agreements with suppliers and co-development agreements with partners. Some of these arrangements are evidenced by memorandums of understandings,

letters of intent or onboarding arrangements, each of which will require further negotiation at later stages of development to include additional terms relating to pricing, volume and payment terms, or replacement by production or master agreements that have yet to be implemented under separately negotiated statements of work, each of which could be terminated or might not materialize into next-stage contracts or long-term contract partnership arrangements. If these arrangements are terminated or if ICI is unable to enter into next-stage contracts or long-term operational contracts, or if these arrangements get delayed or postponed, its business, prospects, financial condition and operating results may be materially adversely affected. These arrangements may also be subject to renegotiation, which may affect product pricing or operating expenses. Therefore, even if ICI is successful in entering into long-term contract partnership arrangements, the discontinuation of, the loss of business with respect to, or a lack of commercial success of a particular product or technology package for which ICI is a significant supplier or an unfavorable adjustment in terms could mean that the expected sales of its products, or cost of inputs, will not materialize on the expected timeline or terms or will be less favorable than anticipated, potentially materially and adversely affecting its business and prospects.
The loss of large customers could result in a material adverse effect to ICI’s financial results.
For the years ended December 31, 2022 and 2021, ICI’s top 10 customers represented 45% and 81% of its revenue, respectively, which percentages may increase going forward as ICI continues to grow or develop additional relationships with new large customers. The loss of business from ICI’s large customers (whether by lower overall demand for ICI’s products, cancellation of existing contracts or product orders or the failure to incorporate ICI’s product designs or award ICI new business) could have a material adverse effect on its business.
There can be no assurance that ICI will be able to maintain its relationship with its large customers and secure orders for its products. If ICI is unable to maintain its relationship with its large customers, or if arrangements are modified so that the economic terms become less favorable to us, then ICI’s business, financial results and position could be materially adversely affected.
ICI generates revenue from companies in certain industries that may be subject to significant levels of volatility.
ICI generates revenue from companies in certain industries that may be subject to significant levels of volatility, such as the oil and gas industry. The oil and gas industry has historically been cyclical and characterized by significant changes in the levels of exploration and development activities, with resulting changes in midstream activities. ICI manufactures products used in the detection of gas or liquid leaks, monitoring of tank levels and flares, detection of pipeline leaks and safety monitoring of gas processing activities. When crude oil and natural gas prices are low, the level of midstream oil and gas activity typically decreases, potentially resulting in reduced demand for ICI’s products used in such activities. In addition, a decline in the level of capital spending by oil and natural gas companies may result in a reduced rate of development of new energy reserves, which could adversely affect demand for ICI’s products related to energy production, and, in certain instances, result in the cancellation, modification or rescheduling of existing orders and a reduction in customer-funded research and development related to next generation products. Other ICI end markets are similarly subject to potential volatility, including as a result of general economic factors.
ICI is exposed to credit risk on its trade accounts receivable, supplier non-trade receivables, prepayments to manufacturers and software as a service subscription agreements, and this risk is heightened during periods when economic conditions worsen.
ICI sells certain of its products directly to small and mid-sized businesses and other customers. ICI’s outstanding trade receivables are not covered by collateral, third-party bank support or financing arrangements or credit insurance. ICI’s exposure to credit and collectability risk on its trade receivables is higher in certain markets and its ability to mitigate such risks may be limited. If one or more of ICI’s major customers would be unable to pay its invoices as they become due or a customer simply refuses to make such payments if it experiences financial difficulties, its business would be adversely affected. If a major customer were to enter into bankruptcy proceedings or similar proceedings whereby contractual commitments are subject to stay of execution and the possibility of legal or other modification, ICI could be forced to record a substantial loss.
ICI also has unsecured supplier non-trade receivables resulting from purchases of components by contract manufacturers and other vendors that manufacture sub-assemblies or assemble final products for ICI. In addition, from time to time, ICI may make prepayments associated with long-term supply agreements to secure supply of inventory components. While ICI is implementing procedures to monitor and limit exposure to credit risk on its trade and supplier non-trade receivables, there can be no assurance such procedures will effectively limit its credit risk and avoid losses.
ICI may not be able to anticipate changing customer and consumer preferences or respond quickly enough to changes in technology and standards to be able to develop and introduce commercially viable products.
ICI’s ability to maintain and improve existing products, anticipate changes in technology, regulatory and other standards, and to successfully develop and introduce new and enhanced technologies and products on a timely basis will be a significant factor in its ability to be competitive and gain market acceptance. If ICI is unsuccessful or is less successful than its competitors in predicting the course of market development, developing innovative products, processes, and/or use of materials, or adapting to new technologies or evolving regulatory, industry or customer requirements, it will suffer from a competitive disadvantage. ICI may need to adjust its strategy and projected timelines based on how certain technological challenges evolve over time. There is a risk that these challenges will not be overcome, and that ICI’s investments in research and developments initiatives will not lead to successful new products and a corresponding increase in revenue, which could have a material adverse effect on its business, results of operations and financial condition.
ICI currently targets many customers that are large corporations with substantial negotiating power and exacting product standards.
Many of ICI’s current and potential customers are large corporations that often possess significant leverage over their suppliers, and can successfully demand contract terms favorable to themselves, such as reserving the right to terminate their supply contracts for convenience. This disparate power has required, and may require in the future, that ICI accepts less favorable contract terms. These large corporations also have exacting technical specifications and requirements that ICI may be unable to meet, thereby precluding its ability to secure sales. Meeting the technical requirements to secure and maintain significant contracts with any of these companies will require a substantial investment of ICI’s time and resources, and if ICI fails to comply with its customers’ technical specifications and standards, ICI may lose existing and future business. Even when ICI succeeds in securing contracts, these large companies have been and may continue to be uncertain about their technical specifications for its products and terminate its agreement or make a later determination that ICI’s products are not satisfactory. ICI therefore has no assurance that it can establish relationships with these companies, that its products will meet the needs of these or other companies, or that a contract with these companies will culminate in significant, or any, product sales. Even when ICI secures agreements with these companies, ICI may not be effective in negotiating contract terms or managing such relationships, which could adversely affect its future results of operations.
Furthermore, in some instances, these large companies may have internally developed products and solutions that are competitive to ICI’s products. These companies may have substantial research and development resources, which may allow them to acquire or develop independently, or in partnership with others, competitive technologies. Such activities may foreclose significant sales opportunities for ICI’s products.
ICI’s revenue from U.S. government contracts depends on the continued availability of funding from the U.S. government, and, accordingly, ICI has the risk that funding for its existing contracts may be canceled or diverted to other uses or delayed or that funding for new programs will not be available.
ICI has performed, and may in the future perform, work on contracts with the Department of Health and Human Services and other federal agencies and departments of the U.S. government, including subcontracts with government prime contractors. Sales under contracts with the U.S. government, including sales under contracts with an agency or department acting as prime contractor or subcontractor, represented approximately 5.2% and 1.5% of its total revenue for the years ended December 31, 2022 and 2021, respectively.

Performance under government contracts has inherent risks that could have a negative effect on ICI’s business, results of operations, and financial condition.
Government contracts are conditioned upon the continuing availability of congressional appropriations and the failure of Congress to appropriate funds for programs in which ICI participates could negatively affect its results of operations. U.S. government shutdowns have resulted in delays in anticipated contract awards and delayed payments of invoices for several of its businesses and any new shutdown could have similar or worse effects. The failure by Congress to approve future budgets on a timely basis could delay procurement of ICI’s products and services and cause ICI to lose future revenues. Any renewed emphasis on federal deficit and debt reduction could lead to a further decrease in overall defense spending. Budgetary concerns could result in future contracts being awarded more on price than on other competitive factors, and smaller budgets could result in government in-sourcing of programs and more intense competition on programs that are not in-sourced, which could result in lower revenues and profits.
Also, government spending does not necessarily correlate to continued business for ICI, because not all of the programs in which ICI has participated, or may participate, or has current capabilities may be provided with continued funding. It is also not uncommon for the U.S. government to delay the timing of awards or change orders for major programs for six to twelve months. These delays by the U.S. government could impact ICI’s revenues. Uncertainty over budgets or priorities with the U.S. presidential administration could result in further delays in funding and the timing of awards, and changes in funded programs that could have a material impact on ICI’s revenues. U.S. government operation under a continuing resolution could impact the business by preventing new programs from starting as planned and by limiting funding on existing programs. A significant shift in U.S. government priorities related to programs and acquisition strategies could have a material impact to ICI’s financial results.
Termination for convenience provisions provides only for the recovery of costs incurred or committed, settlement expenses, and profit on work completed prior to termination. Termination for default clauses imposes liability on the contractor for excess costs incurred by the U.S. government in re-procuring undelivered items from another source.
ICI’s suppliers could raise prices on key components, which may adversely affect its profitability.
Significant increases in the cost of certain components used in ICI’s products, to the extent they are not timely reflected in the price ICI charges its customers, could materially and adversely impact its results. For example, ICI has experienced significant increases in prices for certain electronic components, as well as significantly increased lead times. ICI sought to address these increases by carrying safety stock of critical components on deposit with its suppliers, evaluating alternative components, suppliers and processes, reviewing component substitution opportunities, and aggressively negotiating larger quantities with its vendors to ensure adequate supply. Certain of ICI’s key component manufacturers and suppliers have the ability, in its contracts, to periodically increase their prices. Accordingly, ICI cannot assure that it will not face increased prices in the future or, if ICI does, whether it will be effective in containing margin pressures from any further component price increases.
Additionally, supply chain constraints and improving economic conditions have resulted in increases in the prices ICI pays for many of the components and raw materials used in its products. In addition, ICI is experiencing higher costs due to increased competition for personnel in many regions in which it operates as well as general inflationary conditions, and higher shipping costs due to labor and vehicle shortages and rising energy prices. ICI expects inflationary pressures to persist through 2023. ICI may be unable to adjust its product pricing to reflect such higher costs. If ICI is unable to increase its product prices enough to offset these increased costs, its gross margins and profitability could decrease, perhaps significantly over a sustained period of time.
Key components in ICI’s products come from limited or single source third party suppliers. Interruptions in ICI’s relationships with these third parties could adversely impact its business.
ICI relies on third parties to supply key components of its products. If any of ICI’s major third-party component suppliers experience interruptions, delays or disruptions in supplying their products or services, including by natural disasters, the global COVID-19 pandemic, other health epidemics and outbreaks, or work stoppages or capacity constraints, ICI’s ability to ship products to distributors and customers may be delayed. In addition, unfavorable economic conditions could result in financial distress among third-party suppliers upon which ICI relies, thereby increasing the risk of disruption of supplies necessary to fulfill its production requirements and meet customer demands. Additionally, if any of these third parties on whom ICI relies were to experience quality control problems in their operations and its products do not meet customer or regulatory requirements, it could be required to cover the cost of repair or replacement of any defective products. These delays or product quality issues could have an immediate and material adverse effect on ICI’s ability to fulfill orders and could have a negative effect on its operating results. In addition, such delays or issues with product quality could adversely affect ICI’s reputation and its relationship with its customers and distributors.
If these third parties experience financial, operational, manufacturing capacity or other difficulties, or experience shortages in required components, ICI’s supply may be disrupted, it may be required to seek alternate suppliers and it may be required to re-design its products. It would be time-consuming, and could be costly and impracticable, to begin to use new suppliers and such changes could cause significant interruptions in supply. Such changes could also have an adverse effect on ICI’s ability to meet its scheduled product deliveries and may subsequently lead to the loss of sales. While ICI takes measures to protect its trade secrets, the use of third-party suppliers may also risk disclosure of its innovative and proprietary manufacturing methodologies, which could adversely affect its business.
ICI believes there are a limited number of competent, high-quality suppliers in the industry that meet its strict quality and control standards, and as ICI seeks to obtain additional or alternative supplier arrangements in the future, there can be no assurance that ICI would be able to do so on satisfactory terms, in a timely manner, or at all. ICI’s suppliers could also discontinue or modify components used in its products. In some cases, the lead times associated with certain components are lengthy and preclude rapid changes in quantities and delivery schedules. Developing alternate sources of supply for these components may be time-consuming, difficult, and costly and ICI may not be able to source these components on terms that are acceptable to it, or at all, which may undermine its ability to meet its requirements or to fill customer orders in a timely manner. Any interruption or delay in the supply of any of these parts or components, or the inability to obtain these parts or components from alternate sources at acceptable prices and within a reasonable amount of time, would adversely affect ICI’s ability to meet its scheduled product deliveries to its customers. This could adversely affect ICI’s relationships with customers and distributors and could cause delays in shipment of its products and adversely affect its operating results.
Risks Related to ICI’s Products
Unless the context otherwise requires, all references in this subsection to the “Company,” “we,” “us” or “our” refer to ICI prior to the consummation of the Business Combination and New ICI after the consummation of the Business Combination.
Components used in ICI’s sensors may fail as a result of manufacturing, design or other defects over which it has no control and render its devices permanently inoperable.
ICI relies on third-party component suppliers to provide certain functionalities needed for the operation and use of its devices. Any errors or defects in such third-party technology could result in errors in ICI’s sensors that could harm its business. If these components have a manufacturing, design or other defect, they can cause ICI’s sensors to fail and render them permanently inoperable. As a result, ICI may have to replace these sensors at its sole cost and expense. Should ICI have a widespread problem of this kind, its reputation in the market could be adversely affected and its replacement of these sensors would harm its business.
Product integration could face complications or unpredictable difficulties, which may adversely impact customer adoption of ICI’s products and its financial performance.
ICI’s products are typically integrated into customer workflows, applications and other technology solutions. Required integration efforts can be time-consuming and costly and there is no guarantee that results will be satisfactory to the end customer. While ICI works with system integrators that lend their experience to these workstreams, there is no guarantee that unforeseen delays or setback would not arise that would impair ICI’s ability to launch with key programs across its sectors of focus.
The complexity of ICI’s products could result in unforeseen delays or expenses from undetected defects, errors or reliability issues in hardware or software that could reduce the market adoption of its new products, damage its reputation with current or prospective customers, expose ICI to product liability and other claims and adversely affect its operating costs.
ICI’s products are highly technical and very complex. They require high standards to manufacture and have in the past, and will likely in the future, experience defects, errors or reliability issues at various stages of development. ICI may be unable to timely release new products, manufacture existing products, correct problems that have arisen or correct such problems to its customers’ satisfaction. Additionally, undetected errors, defects or reliability issues, especially as new products are introduced or as new versions are released, could result in serious injury to the end users of technology incorporating ICI’s products, or those in the surrounding area, its customers never being able to commercialize technology incorporating its products, litigation against us, negative publicity and other consequences. Some errors or defects in ICI’s products may only be discovered after they have been tested, commercialized and deployed by customers. If that is the case, ICI may incur significant additional development costs and product recall, repair or replacement costs. These problems may also result in claims, including class actions, against ICI by its customers or others. ICI’s reputation or brand may be damaged as a result of these problems and customers may be reluctant to buy its products, which could adversely affect its ability to retain existing customers and attract new customers and could adversely affect its financial results.
In addition, ICI could face material legal claims for breach of contract, product liability, fraud, tort or breach of warranty as a result of these problems. Defending a lawsuit, regardless of its merit, could be costly and may divert management’s attention and adversely affect the market’s perception of ICI and its products. In addition, ICI’s business liability insurance coverage could prove inadequate with respect to a claim and future coverage may be unavailable on acceptable terms or at all. These product-related issues could result in claims against ICI and its business could be adversely affected.
The markets in which ICI competes are characterized by technological change, which requires ICI to continue to develop new products and product innovations and could adversely affect market adoption of its products.
While ICI intends to invest substantial resources to remain on the forefront of technological development, continuing technological changes in sensing technology and the markets for these products could adversely affect adoption of ICI’s products, either generally or for particular applications. ICI’s future success will depend upon its ability to develop and introduce a variety of new capabilities and innovations to its existing product offerings, as well as introduce a variety of new product offerings, to address the changing needs of the markets in which ICI offers its products. Delays in delivering new products that meet customer requirements could damage ICI’s relationships with customers and lead them to seek alternative sources of supply. Delays in introducing products and innovations, the failure to choose correctly among technical alternatives or the failure to offer innovative products or configurations at competitive prices may cause existing and potential customers to purchase ICI’s competitors’ products or turn to alternative sensing technology.
If ICI is unable to devote adequate resources to develop products or cannot otherwise successfully develop products or system configurations that meet customer requirements on a timely basis or that remain competitive with technological alternatives, its products could lose market share, its revenue will decline, it may experience operating losses and its business and prospects will be adversely affected.
ICI may incur significant direct or indirect liabilities in connection with its product warranties which could adversely affect its business and operating results.
ICI typically offers a limited product warranty that requires its products to conform to the applicable specifications and be free from defects in materials and workmanship for a limited warranty period. As a result of increased competition and changing standards in ICI’s target markets, it may be required to increase its warranty period length and the scope of its warranty. To be competitive, ICI may be required to implement these increases before it is able to determine the economic impact of an increase. Accordingly, ICI may be at risk that any such warranty increase could result in foreseeable and unforeseeable losses.
In particular, the usage of ICI’s products by target customers could make ICI liable for warranty claims and pecuniary and reputational damages. In ICI’s target markets, its products may be placed in physical locations and environments that present harsh operating conditions, or that present a risk of product damage due to accidents or vandalism. This may result in more product failures than ICI anticipates, and may require ICI to provide warranties for its products beyond its knowledge of their performance. This could increase the rate of customer returns and warranty claims, resulting in higher than expected operating costs for us. Product failures may also affect market acceptance of ICI’s products and its ability to win future business. Any negative publicity related to the perceived quality of ICI’s products could affect its brand image, partner and customer demand, and adversely affect its operating results and financial condition.
Risks Related to ICI’s Financial Statements and Accounting
Unless the context otherwise requires, all references in this subsection to the “Company,” “we,” “us” or “our” refer to ICI prior to the consummation of the Business Combination and New ICI after the consummation of the Business Combination.
ICI’s operating results may fluctuate significantly, which makes its future operating results difficult to predict and could cause its operating results to fall below expectations or any guidance it may provide.
ICI’s quarterly and annual operating results may fluctuate significantly, which makes it difficult for ICI to predict its future operating results. ICI’s financial results may fluctuate as a result of a variety of factors, including:
•
the timing of ultimate end market and customer adoption of its products and particular versions of its products;

•
the varying length of time required for its customers to integrate its products into their broader platforms;

•
supply chain constraints and considerations and impacts on its costs of goods sold, such as shortages of semiconductor chips;

•
its product mix and average selling prices, including negotiated selling prices and long-term strategic customer agreements;

•
the cost of raw materials or supplied components critical for the manufacture of its products;

•
the timing and cost of, and level of investment in, research and development relating to its thermal infrared technology and related software;

•
developments involving its competitors;

•
changes in governmental regulations affecting ICI or applications in which its customers use its products;

•
future accounting pronouncements or changes in its accounting policies;

•
the impact of epidemics or pandemics, including current business disruption and related financial impact resulting from the global COVID-19 pandemic; and

•
general market conditions and other factors, including factors unrelated to its operating performance or the operating performance of its competitors.

Many of these factors are outside of ICI’s control and may not fully reflect the underlying performance of its business. The individual or cumulative effects of factors discussed above could result in large fluctuations and unpredictability in ICI’s quarterly and annual operating results. As a result, comparing ICI’s operating results on a period-to-period basis may not be meaningful.
This variability and unpredictability could also result in New ICI failing to meet the expectations of industry or financial analysts or investors for any period. If New ICI’s revenue or operating results fall below the expectations of analysts or investors or below any guidance it may provide, or if the guidance it provides is below the expectations of analysts or investors, the price of New ICI Common Stock could decline substantially. Such a stock price decline could occur even when New ICI has met any previously publicly stated guidance it may provide.
If New ICI fails to maintain an effective system of internal controls, its ability to produce timely and accurate financial statements or comply with applicable regulations could be adversely affected.
Following the Business Combination, New ICI will be subject to the reporting requirements of the Exchange Act, the Sarbanes-Oxley Act of 2002, and the rules and regulations of Nasdaq. New ICI expects that the requirements of these rules and regulations will increase New ICI’s legal, accounting, and financial compliance costs, make some activities more difficult, time-consuming, and costly and place significant strain on its personnel, systems, and resources.
The Sarbanes-Oxley Act requires, among other things, that New ICI maintains effective disclosure controls and procedures and internal control over financial reporting. ICI is continuing to establish, develop and refine its disclosure controls, internal control over financial reporting, and other procedures that are designed to ensure that information required to be disclosed by New ICI in the reports that it will file with the SEC are recorded, processed, summarized, and reported within the time periods specified in the rules of and on the forms required by the SEC, and that information required to be disclosed in reports under the Exchange Act is accumulated and communicated to its principal executive and financial officers. In connection with the preparation of the audited consolidated financial statements for the years ended December 31, 2022 and 2021, ICI identified material weaknesses in its internal controls over financial reporting. Specifically, these weaknesses related to having an insufficient number of personnel with an appropriate degree of accounting and internal controls knowledge, experience and training to appropriately analyze, record and disclose accounting matters commensurate with its accounting and reporting requirements, which resulted in an inability to consistently establish appropriate authorities and responsibilities in pursuit of its financial reporting objectives. See “ICI Management’s Discussion and Analysis of Financial Condition and Results of Operations — Internal Control Over Financial Reporting.”
Any new controls that New ICI develops may be inadequate because of changes in conditions in its business. Further, additional weaknesses in New ICI’s internal controls may be discovered in the future. Any failure to develop or maintain effective controls, or any difficulties encountered in their implementation or improvement, could adversely affect its operating results or cause New ICI to fail to meet its reporting obligations, and may result in a restatement of its financial statements for prior periods. Any failure to implement and maintain effective internal controls also could adversely affect the results of periodic management evaluations and annual independent registered public accounting firm attestation reports regarding the effectiveness of New ICI’s internal control over financial reporting that it is required to include in the periodic reports it will file with the SEC under Section 404 of the Sarbanes-Oxley Act. Ineffective disclosure controls and procedures and a lack of internal control over financial reporting could also cause investors to lose confidence in New ICI’s reported financial and other information.
In order to maintain and improve the effectiveness of New ICI’s disclosure controls and procedures and its internal control over financial reporting, it has expended, and anticipates that it will continue to expend, significant resources, including accounting-related costs, and provide significant management oversight. Any failure to maintain the adequacy of New ICI’s internal controls, or consequent inability to produce accurate financial statements on a timely basis, could increase its operating costs and could materially and adversely affect its ability to operate its business. If New ICI’s internal controls are perceived as inadequate or that it is unable to produce timely or accurate financial statements, investors may lose confidence in its operating results.
New ICI’s independent registered public accounting firm will not be required to formally attest to the effectiveness of New ICI’s internal control over financial reporting until after it is no longer an emerging growth company or smaller reporting company. At such time, New ICI’s independent registered public accounting firm may issue a report that is adverse in the event it is not satisfied with the level at which its controls are documented, designed, or operating. Any failure to maintain effective disclosure controls and internal control over financial reporting could have a material and adverse effect on New ICI’s business and operating results.

Since many of the markets in which ICI competes are new and rapidly evolving, it is difficult to forecast long-term end-customer adoption rates and demand for its products.
ICI is pursuing opportunities in markets that are undergoing rapid changes, including technological and regulatory changes, and it is difficult to predict the timing and size of the opportunities. ICI is in the process of developing necessary relationships with commercial partners that may not result in the commercialization of its technology immediately, or at all. Regulatory, safety or reliability developments, many of which are outside of ICI’s control, could also cause delays or otherwise impair commercial adoption of these new technologies, which will adversely affect its growth. ICI’s future financial performance will depend on its ability to make timely investments in emerging market opportunities. If one or more of these markets experience a shift in customer or prospective customer demand, ICI’s products may not compete as effectively, if at all, and they may not be designed into commercialized products. Given the evolving nature of the markets in which ICI operates, it is difficult to predict customer demand or adoption rates for its products or the future growth of these markets. If demand does not develop or if ICI cannot accurately forecast customer demand, the size or timing of ICI’s markets, inventory requirements, or its future financial results, its business, results of operations, and financial condition will be adversely affected.
ICI’s estimate of total addressable market is subject to numerous uncertainties. If ICI has overestimated the size of its total addressable market now or in the future, its future growth rate may be limited.
ICI’s estimates of total addressable market are based on a combination of the total number of estimated potential customers in a given market, its expectations regarding the scope of potential use cases for its thermal infrared technology solutions in such markets, its estimates of average selling prices for its products in those markets and the potential opportunity for software solutions to increase the utility of thermal infrared technology solutions.
ICI cannot assure you of the accuracy or completeness of its estimates. While ICI believes its market size estimates are reasonable, such information is inherently imprecise. If internally-generated data used in ICI’s estimates proves to be inaccurate or it makes errors in its assumptions based on such data, its actual market may be more limited than its estimates. In addition, these inaccuracies or errors may cause ICI to misallocate capital and other critical business resources, which could harm ICI’s business. Even if ICI’s total addressable market meets its size estimates and experiences growth, ICI may not continue to grow its share of the market. ICI’s growth is subject to many factors, including the successful implementation of its business strategy, which is subject to many risks and uncertainties. Accordingly, the estimates of ICI’s total addressable market included in this proxy statement should not be taken as indicative of its ability to grow.
ICI is exposed to the risk of write-downs on the value of its inventory and other assets, in addition to purchase commitment cancellation risk.
ICI records a write-down for product and component inventories that have become obsolete or exceed anticipated demand, or for which cost exceeds net realizable value. ICI reviews long-lived assets, including capital assets held at its suppliers’ facilities, for impairment whenever events or circumstances indicate the assets may not be recoverable. If ICI determines that an impairment has occurred, it records a write-down equal to the amount by which the carrying value of the asset exceeds its fair value. Although ICI believes its inventory, capital assets, and other assets and purchase commitments are currently recoverable, no assurance can be given that it will not incur write-downs, fees, impairments and other charges given the rapid and unpredictable pace of product obsolescence in the industries in which it competes.
ICI orders components for its products and builds inventory in advance of product manufacturing and shipments. Because ICI’s target markets are volatile, competitive and subject to rapid technology and price changes, and because it has limited sales history in certain new end-markets, there is a risk it will forecast incorrectly and order or produce excess or insufficient amounts of components or products or not fully utilize its purchase commitments.
Our ability to use ICI’s net operating loss carryforwards and certain other tax attributes may be limited.
As of December 31, 2022, ICI had $11.75 million of U.S. federal net operating loss carryforwards available to reduce future taxable income. ICI’s U.S. federal operating loss carryforwards will be carried forward indefinitely for U.S. federal tax purposes. Of ICI’s U.S. state net operating loss carryforwards, earliest that any will expire is 2027. It is possible that ICI will not generate taxable income in time to use these net operating loss carryforwards before their expiration (or that it will not generate taxable income at all). Under legislative changes made in December 2017, U.S. federal net operating losses incurred in 2018 and in future years may be carried forward indefinitely, but the deductibility of such net operating losses is limited. It is uncertain if and to what extent various states will conform to these in federal tax laws.
In addition, ICI’s federal and state net operating loss carryforwards and certain tax credits may be subject to significant limitations under Section 382 and Section 383 of the U.S. Tax Code, respectively, and similar provisions of state law. Under those sections of the U.S. Tax Code, if a corporation undergoes an “ownership change,” the corporation’s ability to use its pre-change net operating loss carryforwards and other pre-change attributes, such as research tax credits, to offset its post-change income or tax may be limited. In general, an “ownership change” will occur if there is a cumulative change in our ownership by “5-percent shareholders” that exceeds 50 percentage points over a rolling three-year period. Similar rules may apply under state tax laws. There has been no limitation or loss of net operating losses or tax credits as of December 31, 2022. It has not yet been determined whether the Business Combination will give rise to an “ownership change” for purposes of Section 382 and Section 383 of the Code. Furthermore, we may experience an ownership change in the future as a result of subsequent shifts in our stock ownership (some of which shifts are outside of our control). As a result, our ability to use ICI’s pre-change federal NOLs and other tax attributes to offset future taxable income and taxes could be subject to limitations. For these reasons, we may be unable to use a material portion of ICI’s NOLs and other tax attributes, which could adversely affect our future net income and cash flows.
Unanticipated changes in effective tax rates or adverse outcomes resulting from examination of our income or other tax returns could adversely affect our financial condition and results of operations.
We are subject to income taxes in the United States, and our tax liabilities are subject to the allocation of expenses in differing jurisdictions. Our future effective tax rates could be subject to volatility or adversely affected by a number of factors, including:
•
changes in the valuation of our deferred tax assets and liabilities;

•
expected timing and amount of the release of any tax valuation allowances;

•
tax effects of stock-based compensation;

•
costs related to intercompany restructurings;

•
changes in tax laws, regulations or interpretations thereof; or

•
lower than anticipated future earnings in jurisdictions where we have lower statutory tax rates and higher than anticipated future earnings in jurisdictions where we have higher statutory tax rates.

In addition, we may be subject to audits of our income, sales and other transaction taxes by taxing authorities. Outcomes from these audits could have an adverse effect on our financial condition and results of operations.
Risks Related to ICI’s Intellectual Property, Information Technology and Cybersecurity
Unless the context otherwise requires, all references in this subsection to the “Company,” “we,” “us” or “our” refer to ICI prior to the consummation of the Business Combination and New ICI after the consummation of the Business Combination.
ICI is subject to cybersecurity risks to operational systems, security systems, infrastructure, firmware in its thermal infrared technology and customer data processed by ICI or third-party vendors or suppliers and any material failure, weakness, interruption, cyber event, incident or breach of security could prevent ICI from effectively operating its business.
ICI has experienced and expects to continue to experience actual and attempted cyberattacks of its IT networks, such as through phishing scams and ransomware. Although none of these actual or attempted cyber-attacks has had a material adverse impact on ICI’s operations or financial condition, it cannot guarantee that any such incidents will not have such an impact in the future. For example, ICI is at risk for interruptions, outages and breaches of: operational systems, including business, financial, accounting, product development, data processing or production processes, owned by ICI or its third-party vendors or suppliers; facility security systems, owned by ICI or its third-party vendors or suppliers; in-product technology owned by ICI or its third-party vendors or suppliers; the integrated software in its thermal infrared solutions; or customer data that it process or its third-party vendors or suppliers process on its behalf. Such cyber incidents could materially disrupt operational systems; result in loss of intellectual property, trade secrets or other proprietary or competitively sensitive information; compromise certain information of customers, employees, suppliers, or others; jeopardize the security of ICI’s facilities; or affect the performance of in-product technology and the integrated software in its thermal infrared solutions. A cyber incident could be caused by disasters, insiders (through inadvertence or with malicious intent) or malicious third parties (including nation-states or nation-state-supported actors) using sophisticated, targeted methods to circumvent firewalls, encryption and other security defenses, including hacking, fraud, trickery or other forms of deception.
The techniques used by cyber attackers change frequently and may be difficult to detect for long periods of time. Although ICI maintains information technology measures designed to protect ICI against intellectual property theft, data breaches and other cyber incidents, such measures will require updates and improvements, and it cannot guarantee that such measures will be adequate to detect, prevent or mitigate cyber incidents. The implementation, maintenance, segregation and improvement of these systems requires significant management time, support and cost. Moreover, there are inherent risks associated with developing, improving, expanding and updating current systems, including the disruption of ICI’s data management, procurement, production execution, finance, supply chain and sales and service processes. These risks may affect ICI’s ability to manage its data and inventory, procure parts or supplies or produce, sell, deliver and service its solutions, adequately protect its intellectual property or achieve and maintain compliance with, or realize available benefits under, applicable laws, regulations and contracts. ICI cannot be sure that the systems upon which it relies, including those of its third-party vendors or suppliers, will be effectively implemented, maintained or expanded as planned. If ICI does not successfully implement, maintain or expand these systems as planned, its operations may be disrupted, its ability to accurately and timely report its financial results could be impaired, and deficiencies may arise in its internal control over financial reporting, which may impact its ability to certify its financial results. Moreover, ICI’s proprietary information or intellectual property could be compromised or misappropriated and its reputation may be adversely affected. If these systems do not operate as ICI expects them to, it may be required to expend significant resources to make corrections or find alternative sources for performing these functions.
A significant cyber incident could impact production capability, harm ICI’s reputation, cause ICI to breach its contracts with other parties or subject ICI to regulatory actions or litigation, any of which could materially affect its business, prospects, financial condition and operating results. In addition, ICI’s insurance coverage for cyberattacks may not be sufficient to cover all the losses it may experience as a result of a cyber-incident. Any problems with ICI’s third-party cloud hosting providers, whether due to cyber security failures or other causes, could result in lengthy interruptions in its business.
ICI’s intellectual property applications may not issue or be registered, which may have a material adverse effect on its ability to prevent others from commercially exploiting products similar to ICI’s.
ICI cannot be certain that it is the first inventor of the subject matter to which it has filed any particular patent application, or if ICI is the first party to file such a patent application. If another party has filed a patent application to, or otherwise publicly disclosed, subject matter that ICI is seeking to protect in a given patent application, it may not be entitled to the protection sought by the patent application. ICI also cannot be certain whether the claims included in a patent application will ultimately be granted as an issued patent since the patent office of the jurisdiction in which a patent application is filed may rule that the subject matter ICI is seeking to patent is not novel or is obvious or otherwise non-inventive or rule that the patent application and/or claims of the patent application do not comply with one or more other requirements of the patent laws of the jurisdiction. Further, the scope of protection of issued patent claims is often difficult to determine. As a result, ICI cannot be certain that its issued patents will afford protection against competitors with similar technology. In addition, ICI’s competitors may design around its issued patents, which may adversely affect its business, prospects, financial condition and operating results.

Claims that ICI is infringing third-party intellectual property, whether successful or not, could subject ICI to costly and time-consuming litigation or expensive licenses, and adversely affect ICI’s business.
Any intellectual property and related contractual litigation, if it is initiated in the future by ICI or a third party, would result in substantial costs and diversion of management resources, either of which could materially and adversely affect ICI’s business, operating results and financial condition. Such claims may also divert management resources and attention away from other business efforts and force ICI to acquire intellectual property rights and licenses, which may involve substantial royalty or other payments that may not be acceptable to us. Further, a party making such a claim against us, if successful, could secure a judgment that requires ICI to pay substantial damages or such a party could obtain an injunction. An adverse determination also could invalidate ICI’s intellectual property rights and adversely affect its ability to offer its products to its customers and may require that it procures or develops substitute products that do not infringe, which could require significant effort and expense. Even if ICI obtains favorable outcomes in any such litigation, it may not be able to obtain adequate remedies, or may have incurred costs that threaten its financial stability. Assertions of ICI’s attempts to enforce its rights against third parties could also lead these third parties to assert their own intellectual property or other rights against ICI or seek invalidation or a narrowed scope of its rights, in whole or in part. Any of these events could adversely affect ICI’s business, operating results, financial condition and prospects.
Thermal infrared technology is a heavily populated intellectual property field, in which many companies, both within and outside of the industry, hold patents covering such products and other adjacent technologies. In addition to patents, companies in the thermal infrared technology industry typically rely on copyrights and trade secrets to protect their technology. As a result, there has been frequent litigation in the thermal infrared technology industry based on allegations of patent infringement, misappropriation or other violations of intellectual property rights. ICI has, and in the future may, receive inquiries from other intellectual property holders and it may become subject to claims that ICI infringes others’ intellectual property rights, particularly as its market presence increases, as its products expand to new use cases and geographies, and as it faces increasing competition. In addition, parties may claim that ICI’s name and the branding of its products infringe their trademark rights in certain territories. If such a claim were to prevail, ICI may have to change the names of and branding of its products in the affected territories which would be costly and could cause market confusion.
Interruption or failure of ICI’s information technology and communications systems could impact its ability to effectively provide its services.
ICI products include services and functionality that utilize data connectivity to monitor performance and timely capture opportunities to enhance performance and functionality. The availability and effectiveness of ICI’s services depend on the continued operation of information technology and communications systems. ICI’s systems will be vulnerable to damage or interruption from, among others, physical theft, fire, terrorist attacks, natural disasters, power loss, war, telecommunications failures, viruses, denial or degradation of service attacks, ransomware, social engineering schemes, insider theft or misuse or other attempts to harm its systems. ICI utilizes reputable third-party service providers or vendors for its data other than its source code, and these providers could also be vulnerable to harms similar to those that could damage its systems, including sabotage and intentional acts of vandalism causing potential disruptions. Some of ICI’s systems will not be fully redundant, and its disaster recovery planning cannot account for all eventualities. Any problems with ICI’s third-party cloud hosting providers could result in lengthy interruptions in its business. In addition, ICI’s product services and functionality are highly technical and complex technology which may contain errors or vulnerabilities that could result in interruptions in its business or the failure of its systems.
Under certain of ICI’s agreements, it is required to provide indemnification in the event ICI’s technology is alleged to infringe upon the intellectual property rights of third parties.
In certain of ICI’s agreements, ICI indemnifies its licensees, manufacturing partners and suppliers. ICI could incur significant expenses defending these partners if they are sued for patent infringement based on allegations related to ICI’s technology. In addition, if a partner were to lose a lawsuit and in turn seek indemnification from ICI, ICI could be subject to significant monetary liabilities. While such contracts typically give ICI multiple remedies for addressing instances of infringements, such remedies, such as product modification or the purchase of licenses, could be expensive and difficult to administer.
ICI employs third-party licensed software for use in its business, and the inability to maintain these licenses, errors in the software, or the terms of open-source licenses could result in increased costs or reduced service levels, which would adversely affect its business.
ICI’s business relies on certain third-party software obtained under licenses from other companies. ICI anticipates that it will continue to rely on such third-party software in the future. Although ICI believes that there are commercially reasonable alternatives to the third-party software its currently license, these alternatives may not always be available, or it may be difficult or costly to switch to an alternative. In addition, integration of new third-party software may require significant work and require substantial investment of ICI’s time and resources. ICI uses of additional or alternative third-party software would require ICI to enter into license agreements with third parties, which may not be available on commercially reasonable terms, or at all. Many of the risks associated with the use of third-party software cannot be eliminated, and these risks could negatively affect ICI’s business.
Some of the third-party software used by ICI is licensed under the terms of open-source software licenses. Companies that incorporate open-source software into their technologies have, from time to time, faced claims challenging the use of open-source software and/or compliance with open-source license terms. As a result, ICI could be subject to lawsuits by parties claiming ownership of what ICI believes to be open-source software or claiming noncompliance with open-source licensing terms. Some open-source software licenses require users who distribute such software to publicly disclose all or part of the source code to such software and/or make available any derivative works of the open-source code, which could include valuable proprietary code of the user, on unfavorable terms or at no cost. While ICI monitors the use of open-source software and attempt to ensure that open-source software is not used in a manner that would require ICI to disclose its internally developed source code or that would otherwise breach the terms of an open-source agreement, such use could inadvertently occur. The terms of many open-source software licenses have not been interpreted by U.S. courts, and there is a risk that such licenses could be construed in a manner that could impose unanticipated conditions or restrictions on ICI’s ability to sell its products. Any requirement to disclose ICI’s internally developed source code or pay damages for breach of contract could have a material adverse effect on its business, financial condition, and results of operations and could help its competitors develop services that are similar to or better than ICI’s.
ICI may not be able to adequately protect or enforce its intellectual property rights or prevent competitors or other unauthorized parties from copying or reverse engineering its technology.
ICI’s success depends in part on its ability to obtain patents and other intellectual property rights covering its technology and products, and to maintain adequate legal protection for its technology and products in the United States. ICI relies primarily on trade secret protections and, to a lesser extent, on patent, trademark and copyright laws, along with confidentiality procedures and contractual restrictions, to establish and protect its proprietary rights, all of which provide only limited protections.
ICI can make no assurances whether any of its pending patent applications will mature into issued patents, or that any of its pending trademark applications will be registered, in a manner that gives ICI any or adequate defensive protection or competitive advantages. ICI also does not know whether any patents issued to ICI or any trademarks registered by ICI will not be challenged, invalidated or circumvented. ICI’s portfolio of currently-issued patents and registered trademarks, and any patents that may be issued, any copyrights and trademarks that may be registered in the future, may not provide sufficiently broad protections to us, or may not prove to be enforceable in actions against alleged infringers. ICI cannot be certain that the actions it has undertaken to protect its technology and products will prevent unauthorized use of its technology or the reverse engineering of its products. Moreover, others may independently develop technologies and products that compete with ICI’s, or infringe its intellectual property.
ICI has filed for patents and trademarks in the United States, but such protections may not be available, and it may not have applied for protections in all jurisdictions in which it operates or sells its products. Though ICI may have obtained, or may in the future obtain, intellectual property and related proprietary rights in various jurisdictions, it may prove difficult to enforce its intellectual property rights in practice. Discovering and protecting against unauthorized use of ICI’s intellectual property, products and other proprietary rights is expensive and difficult. ICI intends to enforce its intellectual property rights. Competitors and other unauthorized parties may attempt to copy or reverse engineer ICI’s technology and other aspects of its solutions that it considers proprietary. Litigation may be necessary in the future to enforce or defend ICI’s intellectual property rights, to prevent unauthorized parties from copying or reverse engineering its products, to determine the validity and scope of the proprietary rights of others or to block the importation of infringing products into the United States or other markets. Failure to adequately protect ICI’s intellectual property rights could result in its competitors offering similar products, potentially resulting in the loss of some of its competitive advantage, market share and a decrease in its revenue, which would adversely affect its business, operating results, financial condition and prospects.
In addition to patented technology, ICI relies on its unpatented proprietary technology, copyrights, trade secrets, proprietary processes and know-how.
ICI relies on proprietary information (including, for example, trade secrets, know-how and confidential information) to protect intellectual property that may not be patentable or subject to copyright or trademark protection, or that it believes is best protected by means that do not require public disclosure. ICI may seek to protect this proprietary information by entering into confidentiality agreements, or consulting, services or employment agreements that contain non-disclosure and non-use provisions with its employees, consultants, contractors and third parties. ICI may fail, however, to enter into the necessary agreements, and even if properly executed and entered into, these agreements may be breached or may otherwise fail to prevent disclosure, third-party infringement or misappropriation of its proprietary information, may be limited as to their term and may not provide an adequate remedy in the event of unauthorized disclosure or use of proprietary information. Additionally, ICI has limited control over the protection of trade secrets used by its current or future manufacturing partners and suppliers and could lose future trade secret protection if any unauthorized disclosure of such information occurs. In addition, ICI’s proprietary information may otherwise become known or be independently developed by its competitors or other third parties. To the extent that ICI’s employees, consultants, contractors, advisors and other third parties use intellectual property owned by others in their work for us, disputes may arise as to the rights in related or resulting know-how and inventions. Costly and time-consuming litigation could be necessary to enforce and determine the scope of its proprietary rights, and failure to obtain or maintain protection for its proprietary information could adversely affect its competitive business position. Furthermore, laws regarding trade secret rights in certain markets where ICI operates may afford little or no protection to its trade secrets.
ICI also relies on security measures, both physical and electronic, to protect its proprietary information, but ICI cannot provide assurance that these security measures will not be breached or provide adequate protection for its property. There is a risk that third parties may obtain and improperly utilize ICI’s proprietary information to its competitive disadvantage.
Also, ICI may not be able to detect or prevent the unauthorized use of such information or take appropriate and timely steps to enforce its proprietary information.
ICI may be subject to damages resulting from claims that it or its employees have wrongfully used or disclosed alleged trade secrets of its employees’ former employers.
ICI may be subject to claims that it or its employees have inadvertently or otherwise used or disclosed trade secrets or other proprietary information of one or more of an employee’s former employers. Litigation may be necessary to defend ICI against these claims. If ICI fails in defending such claims, in addition to paying monetary damages, ICI may lose valuable intellectual property rights or personnel. A loss of key personnel or their work product could hamper or prevent ICI’s ability to commercialize its products, which could severely harm its business. Even if ICI is successful in defending against any such claims, litigation could result in substantial costs and demand on management resources.
Risks Related to ICI’s Regulatory Compliance
Unless the context otherwise requires, all references in this subsection to the “Company,” “we,” “us” or “our” refer to ICI prior to the consummation of the Business Combination and New ICI after the consummation of the Business Combination.

If ICI fails to comply with the laws and regulations relating to the collection of sales tax and payment of income taxes in the various states in which it does business, ICI could be exposed to unexpected costs, expenses, penalties and fees as a result of its non-compliance, which could harm its business.
By engaging in business activities in the United States, ICI becomes subject to various state laws and regulations, including requirements to collect sales tax from its sales within those states, and the payment of income taxes on revenue generated from activities in those states. A successful assertion by one or more states that ICI was required to collect sales or other taxes or to pay income taxes where it did not could result in substantial tax liabilities, fees and expenses, including substantial interest and penalty charges, which could harm its business.
ICI’s U.S. government contracting activities are subject to government contracting regulations, including increasingly complex regulations on cybersecurity, and ICI’s failure to comply with such laws and regulations could harm its operating results and prospects.
ICI’s U.S. government contracting activities, like other government contractors, are subject to various audits, reviews and investigations (including private party “whistleblower” lawsuits) relating to ICI’s compliance with applicable federal and state laws and regulations. More routinely, the U.S. government may audit the costs ICI incurs on its U.S. government contracts, including allocated indirect costs. Such audits could result in adjustments to ICI’s contract costs. Any costs found to be improperly allocated to a specific contract will not be reimbursed, and such costs already reimbursed would need to be refunded. ICI has recorded contract revenues based upon costs it expects to realize after final audit. In a worst-case scenario, should ICI be charged with wrongdoing, ICI could be temporarily suspended or, in the event of a conviction, could be debarred for up to three years from receiving new government contracts or government-approved subcontracts. In addition, ICI could expend substantial amounts defending against such charges and in damages, fines and penalties if such charges were proven or were to result in negotiated settlements. Routine audits by U.S. government agencies of ICI’s various procurement and accounting systems have the potential to result in disapproval of the audited systems by the administrative contracting officer. Disapproval could significantly impact cash flow, as up to 10% may be withheld from payments.
Certain U.S. government contracting agencies have adopted rules and regulations requiring contractors to implement a set of cybersecurity measures to attain the safeguarding of contractor systems that process, store, or transmit certain information. Implementation and compliance with these cybersecurity requirements is complex and costly, and could result in unforeseen expenses, lower profitability and, in the case of non-compliance, penalties and damages, all of which could have an adverse effect on ICI’s business. The cybersecurity requirements also impact ICI’s supply base which could impact cost, schedule and performance on programs if suppliers do not meet the requirements and therefore, do not qualify to support the programs.
ICI is subject to U.S. anti-corruption and anti-money laundering laws. ICI can face criminal liability and other serious consequences for violations, which can harm its business.
ICI is subject to the U.S. Foreign Corrupt Practices Act, the U.S. domestic bribery statute contained in 18 U.S.C. § 201, the U.S. Travel Act, the Money Laundering Control Act 18 U.S.C. §§ 1956 and 1957, and other anti-bribery and anti-money laundering laws. Anti-corruption laws are interpreted broadly and prohibit companies and their employees, agents, contractors and other collaborators from authorizing, promising, offering or providing, directly or indirectly, improper payments or anything else of value to recipients in the public or private sector and failing to prevent bribery, and require that ICI keeps accurate books and records and maintain internal accounting controls designed to prevent any such actions. ICI can be held liable for the corrupt or other illegal activities of its employees, agents, contractors and other collaborators, even if it does not explicitly authorize or have actual knowledge of such activities. Any violations of the laws and regulations described above may result in substantial civil and criminal fines and penalties, imprisonment, the loss of export or import privileges, debarment, tax reassessments, breach of contract and fraud litigation, reputational harm and other consequences.
As ICI increases its international cross-border business and expands its operations abroad, ICI may continue to engage with business partners and third-party intermediaries to market its services and to obtain necessary permits, licenses and other regulatory approvals. In addition, ICI or its third-party intermediaries may have direct or indirect interactions with officials and employees of government agencies or state-owned or affiliated entities. ICI can be held liable for the corrupt or other illegal activities of these third-party intermediaries, its employees, representatives, contractors, partners and agents, even if ICI does not explicitly authorize such activities. ICI cannot assure you that all of its employees and agents will not take actions in violation of its policies and applicable law, for which ICI may be ultimately held responsible. As ICI increases its international business, its risks under these laws may increase.
Detecting, investigating and resolving actual or alleged violations of anti-corruption laws can require a significant diversion of time, resources and attention from management. In addition, noncompliance with anti-corruption or anti-bribery laws could subject ICI to whistleblower complaints, investigations, sanctions, settlements, prosecution, enforcement actions, fines, damages, other civil or criminal penalties, injunctions, suspension or debarment from contracting with certain persons, reputational harm, adverse media coverage and other collateral consequences. If any subpoenas are received or investigations are launched, or governmental or other sanctions are imposed, or if ICI does not prevail in any possible civil or criminal proceeding, its business, operating results and financial condition could be materially harmed.
ICI’s products are frequently used in applications that are subject to evolving regulations and standards.
ICI’s customers may use its products for regulated and standardized applications that require its products to comply with regulations and standards that are applicable to both its products and to those industries and applications, including functional safety and product reliability standards. New regulations and industry standards may be adopted that result in delays or cancellations of programs. If ICI decides not to pursue or fail to achieve these regulatory or industry certifications, ICI may lose existing or potential commercial opportunities or be exposed to legal liability from regulators.
ICI is subject to, and must remain in compliance with, numerous laws and governmental regulations concerning the manufacturing, use, distribution and sale of its products. Some of ICI’s customers also require that it complies with their own unique requirements relating to these matters.
ICI manufactures and sells products that contain components, which may contain materials or capabilities that are subject to government regulation in both the locations where it manufactures and assembles its products, as well as the locations where it sells its products. For example, ICI is subject to U.S. Department of Commerce regulations on its high-resolution cameras, which prevents it from selling certain products to certain potential foreign customers. Additionally, ICI is subject to U.S. Food and Drug Administration (“FDA”) regulations on certain biorisk products cleared by the FDA under Section 510(k) biorisk products it has sold in the past. Manufacturers are required to certify in product labeling and in reports to the FDA that their products comply with applicable performance standards as well as maintain manufacturing, testing, and distribution records for their products. Failure to comply with these requirements could result in enforcement action by the FDA, which could require ICI to cease distribution of such products, recall or remediate products already distributed to customers, or subject ICI to FDA enforcement.
Navigating these various regulatory regimes may be a complex process requiring continual monitoring of regulations and an ongoing compliance process to ensure that ICI and its suppliers are in compliance with existing regulations in each market where it operates. If there is an unanticipated new regulation that significantly impacts ICI uses and sourcing of various components or requires more expensive components, that regulation could materially adversely affect its business, results of operations and financial condition. If ICI is not currently in compliance with existing regulations, or it fails to adhere to new regulations or fail to continually monitor the updates, it may incur costs in remedying its non-compliance and it may disrupt its operations. In addition, current or proposed regulations may adversely impact the availability of supplies needed to manufacture ICI’s products. For example, the U.S. Senate has passed a bill to effectively ban all products from China’s Xinjiang province due to concerns that the goods were produced with forced labor, which, if enacted, is expected to have adverse impacts on global supply chains. In such circumstances, ICI may also be subject to litigation, lose customers, suffer negative publicity and its business, results of operations, and financial condition could be adversely affected.
Failures, or perceived failures, to comply with privacy, data protection, and information security requirements in the variety of jurisdictions in which ICI operates may adversely impact its business, and such legal requirements are evolving, uncertain and may require improvements in, or changes to, its policies and operations.
ICI’s current and potential future operations and sales subject ICI to laws and regulations addressing privacy and the collection, use, storage, disclosure, transfer and protection of a variety of types of data. For example, the European Commission has adopted the General Data Protection Regulation and California recently enacted the California Consumer Privacy Act of 2018, both of which provide for potentially material penalties for non-compliance. These regimes may, among other things, impose data security requirements, disclosure requirements, and restrictions on data collection, uses, and sharing that may impact ICI’s operations and the development of its business. While, generally, ICI does not have access to, collect, store, process, or share information collected by its customers using its products unless its customers choose to proactively provide such information to it, ICI’s products may evolve to address potential customer requirements or to add new features and functionality. Therefore, the full impact of these privacy regimes on ICI’s business is rapidly evolving across jurisdictions and remains uncertain at this time.
ICI is assessing the continually evolving privacy and data security regimes and measures it believes are appropriate in response. Since these data security regimes are evolving, uncertain and complex, ICI may need to update or enhance its compliance measures as its products, markets and customer demands further develop, and these updates or enhancements may require implementation costs. In addition, ICI may not be able to monitor and react to all developments in a timely manner. The compliance measures ICI does adopt may prove ineffective. Any failure, or perceived failure, by ICI to comply with current and future regulatory or customer-driven privacy, data protection, and information security requirements, or to prevent or mitigate security breaches, cyberattacks, or improper access to, use of, or disclosure of data, or any security issues or cyberattacks affecting us, could result in significant liability, costs (including the costs of mitigation and recovery), and a material loss of revenue resulting from the adverse impact on its reputation and brand, loss of proprietary information and data, disruption to its business and relationships, and diminished ability to retain or attract customers and business partners. Such events may result in governmental enforcement actions and prosecutions, private litigation, fines and penalties or adverse publicity, and could cause customers and business partners to lose trust in us, which could have an adverse effect on ICI’s reputation and business.
ICI is subject to governmental export and import controls and economic sanctions laws and regulations. ICI’s failures to comply with these laws and regulations could have an adverse effect on its business, prospects, financial condition and results of operations.
ICI’s products and solutions are subject to certain U.S. and foreign export controls, trade sanctions, and import laws and regulations, including the U.S. Export Administration Regulations, U.S. Customs regulations and various economic and trade sanctions regulations administered by the U.S. Treasury Department’s Office of Foreign Assets Controls. For example, exporting ICI’s thermal cameras, infrared cameras, or infrared sensors to certain countries may be restricted by the U.S. government’s thermal camera export restrictions and many fall under International Traffic in Arms Regulations (“ITAR”). U.S. export control laws and regulations and economic sanctions prohibit or restrict the shipment of certain products and services to countries, governments, and persons targeted by U.S. sanctions. Even though ICI takes precautions to prevent its productions and solutions from being provided to entities subject to these restrictions, its products could find their way to such prohibited entities. Any such provision could have negative consequences, including government investigations, penalties, or reputational harm. See “Information About ICI — Governmental Regulation.”
In addition, complying with export control and sanctions regulations for a particular sale may be time-consuming and create delays in the introduction of ICI’s products and solutions in some international markets, should ICI pursue such international expansion, and, in some cases, prevent the export of its software and services to some countries altogether. Exports of ICI’s products and technology must be made in compliance with these laws and regulations. If a license or approval is required from a government agency prior to sale, no exports may occur until the appropriate approvals are obtained. If ICI fails to comply with these laws and regulations, penalties could be imposed, including substantial monetary fines and/or denial of export privileges. In addition, in extreme cases responsible employees or managers can be held criminally liable for such violations.
Changes to trade policy, tariffs and import/export regulations may have a material adverse effect on ICI’s business, financial condition and results of operations.
Any new export or import restrictions, new legislation or shifting approaches in the enforcement or scope of existing regulations, or changes in global, political, regulatory and economic conditions affecting

U.S. trade, manufacturing, development or investment, could result in additional restrictions on ICI’s ability to conduct business. In recent years, the U.S. has instituted or proposed changes in trade policies that include the negotiation or termination of trade agreements, the imposition of higher tariffs on imports into the U.S. (including from China, where ICI sources certain of its supplies), economic sanctions on individuals, corporations or countries, and other government regulations affecting trade between the U.S. and other countries where ICI conducts its business. A number of other nations have proposed or instituted similar measures directed at trade with the United States in response. As a result of these developments, there may be greater restrictions and economic disincentives on international trade that could adversely affect ICI’s business. As additional trade-related policies are instituted, ICI needs to modify its business operations to comply and adapt to such developments, which may be time-consuming and expensive.
Failing to comply with increasing environmental regulations, as well as the effects of potential environmental liabilities, could have a material adverse financial effect on ICI.
ICI, like other industry participants, are subject to various federal, state, local and international environmental laws and regulations. ICI may be subject to increasingly stringent environmental standards in the future, particularly as greenhouse gas (“GHG”) emissions and climate change regulations and initiatives increase. Future developments, administrative actions or liabilities relating to environmental and climate change matters could have a material adverse effect on ICI’s business, results of operations or financial condition.
ICI’s manufacturing operations, including former operations, could expose it to material environmental liabilities. Additionally, companies that ICI acquires may have environmental liabilities that might not be accurately assessed or brought to its attention at the time of the acquisition.
The U.S. Environmental Protection Agency (“EPA”) has focused on GHGs, maintaining GHGs threaten the public health and welfare of the American people. The EPA also maintains that GHG emissions from on-road vehicles contribute to that threat. The EPA’s endangerment finding covers emissions of six GHGs. The EPA’s continuing efforts to limit GHG emissions could adversely affect ICI’s manufacturing operations, increase prices for energy, fuel and transportation, require ICI to accommodate changes in parameters, such as the way parts are manufactured, and may, in some cases, require ICI to redesign certain of its products. This, or other federal or state regulations, could lead to increased costs, which ICI may not be able to recover from customers, delays in product shipments and loss of market share to competitors. Regulatory changes or failure by a business to meet applicable requirements could disrupt that business or force a closure or relocation of the business.
Regulations associated with climate change could adversely affect ICI’s business.
Legislative and regulatory measures currently under consideration or being implemented by government authorities to address climate change could require reductions in ICI GHG or other emissions, establish a carbon tax or increase fuel or energy taxes. These legal requirements, in addition to emission reduction efforts that ICI may voluntarily undertake, are expected to result in increased capital expenditures and compliance costs, and could result in higher costs required to operate and maintain ICI’s facilities, procure raw materials and energy, and may require ICI to acquire emission credits or carbon offsets. These costs and restrictions could harm ICI’s business and results of operations by increasing its expenses or requiring ICI to alter its operations and product design activities. The inconsistent international, regional and/or national requirements associated with climate change regulations also create economic and regulatory uncertainty.
General Risk Factors
Unless the context otherwise requires, all references in this subsection to the “Company,” “we,” “us” or “our” refer to ICI prior to the consummation of the Business Combination and New ICI after the consummation of the Business Combination.
If ICI was to lose the services of members of its senior management team, it may not be able to execute its business strategy.
ICI’s success depends in large part upon the continued service of key members of its senior management team. In particular, each of ICI’s Chief Executive Officer, Gary Strahan, President, Steve Winch, and Chief

Financial Officer, Peter Baird, is critical to its overall management, as well as the continued development of its thermal infrared technology, its culture and its strategic direction. All of ICI’s executive officers are at will employees. The loss of any member of ICI’s senior management team could harm its business.
ICI’s future success depends, in part, on recruiting and retaining key personnel and, if ICI fails to do so, it may be more difficult for ICI to execute its business strategy. ICI is currently a small organization and will need to hire additional qualified personnel to effectively implement its strategic plan.
ICI’s success depends on its ability to attract, retain and motivate highly qualified management, technical, manufacturing, engineering and sales personnel. In particular, ICI’s success may depend on its ability to recruit and retain management personnel who are qualified to manage a public company. All of ICI’s employees are at-will employees. In addition, ICI’s ability to successfully execute on its strategic plan depends in part on its ability to continue to build its organization and hire qualified personnel, especially with engineering, sales, technical and manufacturing expertise. ICI may not be able to attract and retain qualified personnel on acceptable terms given the competition for such personnel. If ICI is unsuccessful in its recruitment efforts, it may adversely affect its business and its growth prospects.
Climate change may have a long-term impact on ICI’s business.
Climate change may have an increasingly adverse impact on ICI’s business and those of its customers, partners and suppliers. While ICI seeks to mitigate the risks associated with climate change on its operations, there are inherent climate-related risks globally. Some of ICI’s manufacturing facilities are located in regions that may be impacted by severe weather events, like hurricanes or unexpected cold snaps, the frequency and severity of which may increase as a result of climate change. These events could result in potential damage to ICI’s physical assets as well as disruptions in manufacturing activities. Moreover, some of ICI’s manufacturing facilities are in areas that could experience decreased access to water and reliable energy due to climate issues. Severe weather events may impair the ability of ICI’s employees to work effectively. Climate change, including the increasing frequency and intensity of extreme weather events, its impact on ICI’s supply chain and critical infrastructure worldwide and its potential to increase political instability in regions where ICI, its customers, partners and suppliers do business, may disrupt its business and may cause ICI to experience higher employee attrition and higher costs to maintain or resume operations. The effects of climate change also may impact ICI’s decisions to construct new facilities or maintain existing facilities in the areas most prone to physical risks, which could similarly increase its operating and material costs. ICI could also face indirect financial risks passed through the supply chain that could result in higher prices for its products and the resources needed to produce them.
ICI sells products to customers directly engaged in oil and gas exploration and production. Changes to regulations, social practices and preferences, energy generation and transportation technologies that may occur or be implemented to mitigate climate change could result in reduced demand for hydrocarbon products, which could result in a reduction in sales to these customers.
Investor sentiment towards climate change and sustainability could adversely affect ICI’s business.
Increased investor focus and activism related to climate change and sustainability may hinder ICI’s access to capital, as investors may reconsider their capital investment as a result of their assessment of its sustainability practices. ICI may face increasing pressure regarding its sustainability disclosures and practices. Additionally, members of the investment community may screen companies such as ICI for sustainability performance before investing in New ICI Common Stock. If ICI is unable to meet the sustainability standards set by these investors, or if it is unable meet any GHG reduction targets it communicates to the public, it may lose investors, the price of New ICI Common Stock may be negatively impacted and ICI’s reputation may be negatively affected.
ICI is currently operating in a period of economic uncertainty and capital markets disruption, which has been significantly impacted by geopolitical instability due to the ongoing military conflict between Russia and Ukraine. ICI’s business, financial condition and results of operations could be materially adversely affected by any negative impact on the global economy and capital markets resulting from the conflict in Ukraine or any other geopolitical tensions.
U.S. and global markets are experiencing volatility and disruption following the escalation of geopolitical tensions and the start of the military conflict between Russia and Ukraine. Although the length and impact of the ongoing military conflict is highly unpredictable, the conflict in Ukraine could lead to market disruptions, including significant volatility in commodity prices, credit and capital markets, as well as supply chain interruptions. ICI is continuing to monitor the situation in Ukraine and globally and assessing its potential impact on its business.
Additionally, the recent military conflict in Ukraine has led to sanctions and other penalties being levied by the United States, European Union and other countries against Russia. Additional potential sanctions and penalties have also been proposed and/or threatened. Russian military actions and the resulting sanctions could adversely affect the global economy and financial markets and lead to instability and lack of liquidity in capital markets, potentially making it more difficult for ICI to obtain additional funds.
It is impossible to predict the extent to which ICI’s operations, or those of its suppliers and manufacturers, will be impacted in the short and long term, or the ways in which the conflict may impact its business. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions may also magnify the impact of other risks described herein.
ICI’s business is subject to the risks of earthquakes, fire, floods and other natural catastrophic events, global pandemics, and interruptions by man-made problems, such as terrorism. Material disruptions of ICI’s business or information systems resulting from these events could adversely affect its operating results.
A significant natural disaster, such as an earthquake, fire, flood, hurricane or significant power outage or other similar events, such as infectious disease outbreaks or pandemic events, could have an adverse effect on ICI’s business and operating results. For example, in October 2022, ICI’s production facility in Beaumont, Texas was impacted by a flood that damaged certain of its inventory. In addition, natural disasters, acts of terrorism or war could cause disruptions in ICI’s manufacturing operations, ICI’s or its customers’ or channel partners’ businesses, its suppliers or the economy as a whole. ICI also relies on information technology systems to communicate among its workforce and with third parties. Any disruption to ICI’s communications, whether caused by a natural disaster or by man-made problems, such as power disruptions, could adversely affect its business. ICI does not have a formal disaster recovery plan or policy in place and does not currently require that its suppliers’ partners have such plans or policies in place. To the extent that any such disruptions result in delays or cancellations of orders or impede ICI’s suppliers’ ability to timely deliver product components, or the deployment of its products, its business, operating results and financial condition would be adversely affected.
Adverse conditions in the industries ICI’s target or the global economy more generally could have adverse effects on its results of operations.
While ICI makes its strategic planning decisions based on the assumption that the markets it is targeting will grow, its business is dependent, in large part on, and directly affected by, business cycles and other factors affecting the industries ICI serves. ICI’s target markets are highly cyclical and depend on general economic conditions and other factors, including consumer spending and preferences, changes in interest rates and credit availability, consumer confidence, inflation, environmental impact, governmental incentives and regulatory requirements, political volatility, labor relations issues, trade agreements and other factors.
ICI has been and may in the future become involved in legal and regulatory proceedings and commercial or contractual disputes, which could have a material adverse effect on ICI’s profitability and consolidated financial position.
ICI has been and may in the future be, from time to time, involved in litigation, regulatory proceedings and commercial or contractual disputes and these matters may be significant. These matters may include, without limitation, disputes with ICI’s distributors, suppliers and customers, intellectual property claims, government investigations, class action lawsuits, personal injury claims, environmental issues, customs and value-added tax disputes and employment and tax issues. In addition, ICI has in the past and could face in the future a variety of labor and employment claims against us, which could include but is not limited to general discrimination, wage and hour, privacy, ERISA or disability claims. In such matters, government agencies or private parties may seek to recover from ICI large, indeterminate amounts in penalties or monetary damages (including, in some cases, treble or punitive damages) or seek to limit ICI’s operations in some way. These types of lawsuits could require significant management time and attention or could involve substantial legal liability, adverse regulatory outcomes, or substantial expenses to defend. Often these cases raise complex factual and legal issues and create risks and uncertainties.
ICI could be forced to expend significant resources in the defense of these lawsuits or future ones, and ICI may not prevail. No assurances can be given that any proceedings and claims will not have a material adverse impact on ICI’s operating results and consolidated financial position or that its available insurance will mitigate this impact.
Risks Related to SportsMap and the Business Combination
Unless the context otherwise requires, all references in this subsection to the “Company,” “we,” “us” or “our” refer to SportsMap prior to the consummation of the Business Combination.
The Sponsor, the SportsMap Initial Stockholders, the Insiders and SportsMap’s officers and directors have agreed to vote in favor of the Business Combination, regardless of how SportsMap’s public stockholders vote.
As of the date of this proxy statement, the Sponsor, the SportsMap Initial Stockholders, the Insiders and SportsMap’s officers and directors collectively own of record and are entitled to vote an aggregate of approximately 68.5% of the outstanding shares of SportsMap Common Stock (excluding warrants). Pursuant to the Sponsor Letter Agreement, they have agreed to vote all shares of SportsMap Common Stock beneficially owned by them in favor of each of the proposals at the Special Meeting, regardless of how public stockholders vote. Accordingly, the agreement by the Sponsor, the SportsMap Initial Stockholders, the Insiders and SportsMap’s officers and directors to vote in favor of each of the proposals at the Special Meeting will increase the likelihood that SportsMap will obtain the Required SportsMap Stockholder Approval.
The Sponsor and SportsMap’s directors and executive officers have interests in the Business Combination that are different from or in addition to other stockholders in recommending that stockholders vote in favor of approval of the Business Combination proposal and approval of the other proposals described in this proxy statement.
When considering the SportsMap Board’s recommendation that our stockholders vote in favor of the approval of the Business Combination Proposal and the other proposals described in this proxy statement, our stockholders should be aware that the Sponsor and directors and officers of SportsMap have interests in the Business Combination that may be different from, or in addition to, the interests of our stockholders generally. These interests include:
•
the fact that the SportsMap Initial Stockholders have agreed not to redeem any of the SportsMap Founder Shares in connection with a stockholder vote to approve a proposed Business Combination;

•
the continued right of the SportsMap Initial Stockholders to hold the New ICI Common Stock and the shares of New ICI Common Stock to be issued to the SportsMap Initial Stockholders upon exercise of its Private Placement Warrants following the Closing, subject to certain lock-up periods;

•
if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the completion window, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.20 per public share, or such lesser amount per public share as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party (other than our independent public accountants) for services rendered or products sold to us, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account;

•
the continued indemnification of our existing directors and officers and the continuation of our directors’ and officers’ liability insurance after the Business Combination;

•
the fact that the Sponsor and officers and directors of SportsMap will lose their entire investment in SportsMap and will not be reimbursed for any out-of-pocket expenses if an initial business combination is not consummated within the completion window;

•
the fact that the Sponsor has, for no consideration, agreed to waive its rights to liquidating distributions from the Trust Account with respect to its SportsMap Founder Shares if we fail to complete an initial business combination within the completion window;

•
the fact that the SportsMap Initial Stockholders paid an aggregate of approximately $6,750,000 for their Private Placement Units; and

•
the fact that at the Closing, the Sponsor will enter into the Registration Rights Agreement, which provides for, among other things, registration rights, subject to certain restrictions and customary cut-back provisions with respect to the shares of New ICI Common Stock or warrants to purchase shares of New ICI Common Stock held by certain parties following the Closing.

The personal and financial interests of our officers and directors may have influenced their motivation in identifying and selecting ICI, completing the Business Combination and may influence their operation of New ICI following the Business Combination. This risk may become more acute as the deadline (July 20, 2023, as extended, ultimately until as late as December 20, 2023) for completing an initial business combination nears.
The SportsMap Board was aware of and considered these interests, among other matters, in evaluating and negotiating the transactions contemplated by the Business Combination Agreement and in recommending to the SportsMap Stockholders that they vote “FOR” the proposals presented at the Special Meeting. In considering the recommendations of the SportsMap Board to vote for the proposals, its stockholders should consider these interests.
Since the Sponsor and SportsMap’s executive officers and directors will not be eligible to be reimbursed for their out-of-pocket expenses if the Business Combination is not completed, a conflict of interest may arise in determining whether ICI is appropriate for SportsMap’s initial business combination.
At the Closing, our Sponsor, executive officers and directors, and any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred in connection with activities on our behalf. Unless SportsMap consummates an initial business combination, SportsMap’s officers, directors and the Sponsor will not receive reimbursement for any out-of-pocket expenses incurred by them to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account, and which amount as of June 27, 2023, is $17.2 million. The amount of such expenses may vary depending on the level of redemptions of SportsMap Common Stock in connection with the Business Combination. These financial interests of the Sponsor and executive officers and directors of SportsMap may have influenced their motivation in identifying and selecting ICI for SportsMap’s initial business combination.
The Sponsor and SportsMap’s directors, officers, advisors or their affiliates may elect to purchase shares of SportsMap Common Stock from SportsMap Stockholders, which may influence a vote on a proposed business combination and reduce the public float of SportsMap’s issued and outstanding capital stock.
The Sponsor and SportsMap’s directors, officers, advisors or their affiliates may purchase shares of SportsMap Common Stock in privately negotiated transactions or in the open market prior to the completion of the Business Combination, although they are under no obligation to do so. Such a purchase may include a contractual acknowledgement that such stockholder, although still the record holder of such shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that the Sponsor and SportsMap’s directors, officers, advisors or their affiliates purchase shares in privately negotiated transactions from SportsMap Stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares. The purpose of such purchases could be to increase the likelihood of obtaining stockholder approval of the Business Combination, or to satisfy the closing condition in the Business Combination Agreement that requires SportsMap to have a minimum amount of cash at the Closing. This may result in the completion of the Business Combination that may not otherwise have been possible. Any such purchases will be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent the purchasers are subject to such reporting requirements. Further, in the event the Sponsor, directors, officers, advisors or any of their respective affiliates were to purchase public shares in privately negotiated transactions from public stockholders, such purchases would be structured in compliance with the requirements of Rule 14e-5 under the Exchange Act, including, in relevant part, through adherence to the following:

•
this proxy statement discloses the possibility that the Sponsor, directors, officers, advisors or any of their respective affiliates may purchase public shares from public stockholders outside the redemption process, along with the purpose of such purchases;

•
if the Sponsor, directors, officers, advisors or any of their respective affiliates were to purchase public shares from public stockholders:

•
the Sponsor or such directors, officers, advisors or affiliates would do so at a price no higher than the price offered through our redemption process;

•
such purchased shares would not be voted in favor of approving the business combination transaction;

•
the Sponsor or such directors, officers, advisors or affiliates would not possess any redemption rights with respect to such purchased shares or, if they do acquire and possess redemption rights, they would waive such rights; and

•
we would disclose in a Current Report on Form 8-K, before the Special Meeting, the following:

•
the amount of our securities purchased outside of the redemption offer by our Sponsor, directors, officers, advisors or any of their respective affiliates, along with the purchase price;

•
the purpose of such purchases;

•
the impact, if any, of such purchases on the likelihood that the Business Combination will be approved;

•
the identities of our selling stockholders for such purchases (if not purchased on the open market) or the nature of our stockholders (e.g., 5% stockholders) who sold to our Sponsor, directors, officers, advisors or any of their respective affiliates; and

•
the number of our shares for which we have received redemption requests pursuant to the redemption offer.

In addition, if such purchases are made, the public float of SportsMap Common Stock and the number of beneficial holders of SportsMap’s securities may be reduced, possibly making it difficult for New ICI to obtain the quotation, listing or trading of its securities on a national securities exchange.
The Sponsor and SportsMap’s officers, directors and/or their affiliates anticipate that they may identify the shareholders with whom the Sponsor or SportsMap’s officers, directors or their affiliates may pursue privately negotiated purchases by either the shareholders contacting SportsMap directly or by SportsMap or its advisor’s receipt of redemption requests submitted by shareholders following our mailing of proxy materials in connection with the Business Combination. If the Sponsor or SportsMap’s officers, directors, advisors or their affiliates enter into a private purchase, they would identify and contact only potential selling shareholders who have expressed their election to redeem their shares for a pro rata share of the proceeds of the Trust Account or vote against the Business Combination but only if such shares have not already been voted at the Special Meeting. The Sponsor and SportsMap’s officers, directors, advisors or their affiliates will only purchase shares if such purchases comply with Regulation M under the Exchange Act and other applicable federal securities laws, including Rule 14e-5 under the Exchange Act.
Any purchases by the Sponsor or SportsMap’s officers, directors and/or their affiliates who are affiliated purchasers under Rule 10b-18 under the Exchange Act will only be made to the extent such purchases are able to be made in compliance with Rule 10b-18, which is a safe harbor from liability for manipulation under Section 9(a)(2) and Rule 10b-5 of the Exchange Act. Rule 10b-18 has certain technical requirements that must be complied with in order for the safe harbor to be available to the purchaser. The Sponsor and SportsMap’s officers, directors and/or their affiliates will not make any such purchases of shares of SportsMap Common Stock if the purchases would violate Section 9(a)(2) or Rule 10b-5 of the Exchange Act.

The Sponsor and SportsMap’s executive officers and directors have potential conflicts of interest in recommending that stockholders vote in favor of approval of the Business Combination Proposal and approval of the other proposals described in this proxy statement.
When you consider the recommendation of the SportsMap Board in favor of approval of Proposal No. 1 (the Business Combination Proposal) and the other proposals you should keep in mind that certain of SportsMap’s directors and officers have interests in the Business Combination that are different from, or in addition to, your interests as a stockholder. These interests include, among other things:
•
Certain of SportsMap’s directors could potentially continue as directors of New ICI if the Business Combination is completed.

•
Because the Sponsor and the SportsMap directors will benefit from the completion of a business combination, they may be incentivized to recommend and complete a business combination of a less favorable target company or on terms less favorable to SportsMap Stockholders, rather than liquidate SportsMap.

•
SportsMap would be unable to indemnify its current directors and officers or continue to provide directors’ and officers’ liability insurance unless the Business Combination is completed.

•
Each of SportsMap’s officers and directors has fiduciary or contractual obligations to other entities pursuant to which such officer or director is required to present business combination opportunities to such entity. In general, officers and directors of a corporation incorporated under the laws of the state of Delaware are required to present business opportunities to a corporation if the corporation could financially undertake the opportunity; the opportunity is within the corporation’s line of business; and it would not be fair to SportsMap and its stockholders for the opportunity not to be brought to the attention of the corporation. Accordingly, if any of SportsMap’s officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which he or she has then-current fiduciary or contractual obligations, he or she is obligated to honor his or her fiduciary or contractual obligations to present such opportunity to such entity. The Current Certificate of Incorporation provides that the doctrine of corporate opportunity will not apply with respect to any of SportsMap’s officers or directors in circumstances where the application of the doctrine would conflict with any fiduciary duties or contractual obligations they may have. Though SportsMap does not believe that the elimination of the corporate opportunity doctrine in its Current Certificate of Incorporation impacted the search for an acquisition target, the competing fiduciary duties or contractual obligations of its officers or directors may have limited the business combination opportunities considered by SportsMap and may have adversely impacted the value that may ultimately be realized by its stockholders.

The SportsMap Board has not obtained a third-party valuation or fairness opinion in determining whether or not to proceed with the Business Combination, and consequently, there is no assurance from an independent source that the Business Combination consideration is fair to its stockholders from a financial point of view.
The SportsMap Board is not required to, and did not, obtain a third-party valuation or fairness opinion in connection with its determination to approve the Business Combination. In analyzing the Business Combination, the SportsMap Board and management conducted due diligence on ICI and relied on the analysis of SportsMap’s management and its advisors. The SportsMap Board, in reviewing such analysis, and based on discussions with its legal and financial advisors, determined that it had sufficient information to determine the fair market value of ICI, and that a fairness opinion was not necessary. The fair market value of ICI has been determined by the SportsMap Board based upon standards generally accepted by the financial community, such as potential sales and the price for which comparable businesses or assets have been valued. SportsMap Stockholders will be relying on the judgment of its board of directors with respect to such matters.
Accordingly, investors will be relying solely on the judgment of the SportsMap Board in valuing ICI’s business, and assuming the risk that the SportsMap Board may not have properly valued such business. The lack of a third-party valuation or fairness opinion may also lead to an increased number of stockholders to vote against the proposed business combination or demand redemption of their shares for cash, which could potentially impact SportsMap’s ability to consummate the Business Combination. For more information on the SportsMap Board’s decision-making process, see “Proposal No. 1 — The Business Combination Proposal — SportsMap Board’s Reasons for Approval of the Business Combination”.
Furthermore, since the Sponsor and SportsMap’s directors and executive officers have interests that are different, or in addition to (and which may conflict with), the interests of our other stockholders, a conflict of interest may have existed in determining whether the Business Combination is appropriate as our initial business combination. See “Risk Factors  —  The Sponsor and some of SportsMap’s directors and executive officers have interests in the Business Combination that are different from or are in addition to other stockholders in recommending that stockholders vote in favor of approval of the Business Combination Proposal and approval of the other proposals described in this proxy statement.”
The Sponsor is liable to ensure that proceeds of the trust are not reduced by vendor claims in the event a business combination is not consummated. The Sponsor has also agreed to pay for any liquidation expenses if a business combination is not consummated. Such liability may have influenced the Sponsor’s decision to approve the transactions contemplated by the Business Combination Agreement.
If the Business Combination or another business combination are not consummated by SportsMap within the completion window, the Sponsor will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by SportsMap for services rendered or contracted for or products sold to SportsMap. If SportsMap consummates a business combination, including the Business Combination, on the other hand, SportsMap will be liable for all such claims. Neither SportsMap nor the Sponsor has any reason to believe that the Sponsor will not be able to fulfill its indemnity obligations to SportsMap. Please see the section entitled “Information About SportsMap — Redemption of Public Shares and Liquidation if No Initial Business Combination” for further information.
These obligations of the Sponsor may have influenced the Sponsor’s decision to approve the Business Combination and to continue to pursue the Business Combination. Each of the SportsMap Initial Stockholders has an indirect economic interest in the SportsMap Founder Shares and the SportsMap Warrants purchased by the Sponsor as a result of his or her membership interest in the Sponsor. In considering the recommendations of the SportsMap Board to vote for the Business Combination Proposal and the other proposals described in this proxy statement, SportsMap Stockholders should consider these interests.
The exercise of SportsMap’s directors’ and officers’ discretion in agreeing to changes or waivers in the terms of the Business Combination may result in a conflict of interest when determining whether such changes to the terms of the Business Combination or waivers of conditions are appropriate and in SportsMap Stockholders’ best interest.
In the period leading up to Closing, events may occur that, pursuant to the Business Combination Agreement, would require SportsMap to agree to amend the Business Combination Agreement, to consent to certain actions taken by ICI or to waive rights that SportsMap is entitled to under, or conditions of, the Business Combination Agreement. Such events could arise because of a request by ICI to undertake actions that would otherwise be prohibited by the terms of the Business Combination Agreement or the occurrence of other events that would have a material adverse effect on ICI’s business and would entitle SportsMap to terminate the Business Combination Agreement. In any of such circumstances, it would be at SportsMap’s discretion, acting through the SportsMap Board, to grant its consent or waive those rights or conditions. The existence of the financial and personal interests of the directors described in the preceding risk factors (and described elsewhere in this proxy statement) may result in a conflict of interest on the part of one or more of the directors between what he, she or they may believe is best for SportsMap and what he, she or they may believe is best for himself, herself or themselves in determining whether or not to take the requested action. As of the date of this proxy statement, SportsMap does not believe there will be any material changes or waivers that SportsMap’s directors and officers are likely to make after the mailing of this proxy statement. While certain changes could be made without further stockholder approval, SportsMap will circulate a new or amended proxy statement or supplement thereto if changes to the terms of the Business Combination that would have a material impact on its stockholders are required prior to the vote on the Business Combination Proposal.

If SportsMap is unable to complete the Business Combination or another initial business combination by July 20, 2023 (as extended, ultimately until as late as December 20, 2023), or such later date provided by any amendments to the Current Certificate of Incorporation, SportsMap will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares and, subject to the approval of its remaining stockholders and the SportsMap Board, dissolving and liquidating. In such event, third parties may bring claims against SportsMap and, as a result, the proceeds held in the Trust Account could be reduced and the per-share liquidation price received by stockholders could be less than $10.20 per share.
Under the terms of the Current Certificate of Incorporation, SportsMap must complete a business combination before the end of the completion window, or SportsMap must cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares and, subject to the approval of its remaining stockholders and the SportsMap Board, dissolving and liquidating. In such event, third parties may bring claims against SportsMap. Accordingly, the proceeds held in the Trust Account could be subject to claims which could take priority over those of SportsMap’s public stockholders. If SportsMap is unable to complete a business combination within the completion window, the Sponsor will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by SportsMap for services rendered or contracted for or products sold to SportsMap. However, they may not be able to meet such obligation. Therefore, the per-share distribution from the Trust Account in such a situation may be less than $10.20 due to such claims.
Additionally, if SportsMap is forced to file a bankruptcy case or an involuntary bankruptcy case is filed against it which is not dismissed, or if SportsMap otherwise enters compulsory or court supervised liquidation, the proceeds held in the Trust Account could be subject to applicable bankruptcy law, and may be included in its bankruptcy estate and subject to the claims of third parties with priority over the claims of its stockholders. To the extent any bankruptcy claims deplete the Trust Account, SportsMap may not be able to return to its public stockholders at least $10.20 per share.
SportsMap Stockholders may be held liable for claims by third parties against SportsMap to the extent of distributions received by them.
If SportsMap is unable to complete the Business Combination or another business combination within the completion window, SportsMap will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of its remaining stockholders and the SportsMap Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to its obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. SportsMap cannot assure you that it will properly assess all claims that may potentially be brought against SportsMap. As such, SportsMap Stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of its stockholders may extend well beyond the third anniversary of the date of distribution. Accordingly, SportsMap cannot assure you that third parties will not seek to recover from its stockholders amounts owed to them by SportsMap.
If SportsMap is forced to file a bankruptcy case or an involuntary bankruptcy case is filed against it which is not dismissed, any distributions received by stockholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover all amounts received by SportsMap Stockholders. Furthermore, because SportsMap intends to distribute the proceeds held in the Trust Account to its public stockholders promptly after the expiration of the time period to complete a business combination, this may be viewed or interpreted as giving preference to its public stockholders over any potential creditors with respect to access to or distributions from its assets. Furthermore, the SportsMap Board may be viewed as having breached their fiduciary duties to SportsMap’s creditors and/or may have acted in bad faith, and thereby exposing itself and SportsMap to claims of punitive damages, by paying public stockholders from the Trust Account prior to addressing the claims of creditors. SportsMap cannot assure you that claims will not be brought against it for these reasons.

Activities taken by SportsMap Stockholders to increase the likelihood of approval of the Business Combination Proposal and the other proposals described in this proxy statement could have a depressive effect on SportsMap’s securities.
At any time prior to the Special Meeting, during a period when they are not then aware of any material nonpublic information regarding SportsMap or its securities, the Sponsor, directors, officers, advisors or any of their respective affiliates and/or their respective affiliates may purchase shares from institutional and other investors who vote, or indicate an intention to vote, against the Business Combination Proposal, or execute agreements to purchase such shares from such investors in the future, or they may enter into transactions with such investors and others to provide them with incentives to acquire shares of SportsMap Common Stock. The purpose of such share purchases and other transactions would be to increase the likelihood of satisfaction of the requirements to consummate the Business Combination where it appears that such requirements would otherwise not be met. Entering into any such arrangements may have a depressive effect on SportsMap’s securities. For example, as a result of these arrangements, an investor or holder may have the ability to effectively purchase shares at a price lower than the market price and may therefore be more likely to sell the shares they own, either prior to or immediately after the Special Meeting. For further information please refer to the disclosure titled “The Sponsor and SportsMap’s directors, officers, advisors or their affiliates may elect to purchase shares of SportsMap Common Stock from SportsMap Stockholders, which may influence a vote on a proposed business combination and reduce the public float of SportsMap’s issued and outstanding capital stock.”
SportsMap Stockholders will experience dilution as a consequence of, among other transactions, the issuance of New ICI Common Stock as consideration in the Business Combination and due to, the issuance of the Earnout Shares, the issuance of shares underlying SportsMap’s warrants and future issuances pursuant to the Equity Incentive Plan. Having a minority share position in New ICI may reduce the influence that SportsMap’s current stockholders have on the management of New ICI.
It is anticipated that, upon completion of the Business Combination, (i) former equityholders of ICI will own, collectively, approximately 60.0% of the outstanding New ICI Common Stock; (ii) SportsMap’s public stockholders will retain an ownership interest of approximately 11.2% of the outstanding New ICI Common Stock; (iii) the Sponsor (and its affiliates) will own approximately 19.5% of the outstanding New ICI Common Stock; and (iv) the SportsMap Advisors will own approximately 9.3% of the outstanding New ICI Common Stock, in each case, on a fully diluted net-exercise basis. These indicative levels of ownership interest: (i) exclude the impact of the shares of SportsMap’s underlying warrants, (ii) assume that no public stockholder exercises redemption rights with respect to its shares for a pro rata portion of the funds in the Trust Account and (iii) assume the transaction expenses of the parties to the Business Combination Agreement of approximately $[   ] million. These indicative levels of ownership interest would amount to approximately 61.6%, 8.8%, 20.0% and 9.6%, respectively, assuming that the maximum amount of SportsMap’s outstanding public shares that can be redeemed while still retaining sufficient funds in the Trust Account to meet the minimum cash requirement pursuant to the Business Combination Agreement are redeemed in connection with the Business Combination.
In addition, ICI employees, directors and consultants hold, and after the Business Combination, may be granted, equity awards and/or purchase rights under the Equity Incentive Plan. You will experience additional dilution when those equity awards and purchase rights become vested and settled or exercisable, as applicable, for shares of New ICI Common Stock. Up to 2,400,000 Earnout Shares will be issuable if certain conditions are met, as described elsewhere in this proxy statement. You will experience further dilution upon the issuance of Earnout Shares.
The issuance of additional shares of New ICI Common Stock will significantly dilute the equity interests of existing holders of SportsMap securities and may adversely affect prevailing market prices for New ICI Common Stock or public warrants. Having a minority ownership interest in New ICI may reduce the influence that SportsMap’s current public stockholders have on the management of New ICI.
The Sponsor and the SportsMap Initial Stockholders, including certain of our officers and directors, will beneficially own a significant equity interest in SportsMap and may take actions that conflict with your interests.
The interests of the Sponsor and the SportsMap Initial Stockholders, including certain of our officers and directors, may not align with the interests of SportsMap and its other stockholders. Certain of the

SportsMap Initial Stockholders are in the business of making investments in companies and may acquire and hold interests in businesses that compete directly or indirectly with SportsMap. The Sponsor and the SportsMap Initial Stockholders, and their respective affiliates, may also pursue acquisition opportunities that may be complementary to SportsMap’s business and, as a result, those acquisition opportunities may not be available to us.
We may issue additional shares of New ICI Common Stock or other equity securities without your approval, which would dilute your ownership interests and may depress the market price of your shares.
We may issue additional shares of New ICI Common Stock or other equity securities of equal or senior rank in the future in connection with, among other things, future acquisitions, repayment of outstanding indebtedness or under the Equity Incentive Plan, without stockholder approval, in a number of circumstances.
Our issuance of additional shares of New ICI Common Stock or other equity securities of equal or senior rank could have the following effects:
•
your proportionate ownership interest in SportsMap will decrease;

•
the relative voting strength of each previously outstanding share of SportsMap Common Stock may be diminished; or

•
the market price of the shares of SportsMap Common Stock may decline.

SportsMap or New ICI may redeem the unexpired Public Warrants prior to their exercise at a time that is disadvantageous to you, thereby making your warrants worthless.
SportsMap has and, following the Business Combination, New ICI will have, the ability to redeem outstanding warrants (other than the Private Placement Warrants) at any time after they become exercisable and prior to their expiration at a price of $0.01 per warrant, provided that the last reported sales price of our shares equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and other similar transactions) for any 20 trading days within a 30 trading-day period ending on the third trading day prior to the date on which we give proper notice of such redemption and provided certain other conditions are met. If and when the warrants become redeemable by us (or, following the Business Combination, by New ICI), we may exercise our redemption right even if we are unable to register or qualify the underlying securities for sale under all applicable state securities laws. We will use our best efforts to register or qualify such shares of common stock under the blue sky laws of the state of residence in those states in which the warrants were offered by us. Redemption of the outstanding warrants could force you (i) to exercise your warrants and pay the exercise price therefor at a time when it may be disadvantageous for you to do so, (ii) to sell your warrants at the then-current market price when you might otherwise wish to hold your warrants or (iii) to accept the nominal redemption price which, at the time the outstanding warrants are called for redemption, is likely to be substantially less than the market value of your warrants.
The Private Placement Warrants (including the common stock issuable upon exercise of the Private Placement Warrants) are (with limited exceptions) not transferable, assignable or salable until 30 days after the completion of an initial business combination and they are not redeemable by SportsMap so long as they are held by the original holders or its permitted transferees. Otherwise, the Private Placement Warrants have terms and provisions that are identical to those of the Public Warrants. If the Private Placement Warrants are held by holders other than the original holders or their permitted transferees, the Private Placement Warrants will be redeemable by SportsMap (or, following the Business Combination, by New ICI), and exercisable by the holders on the same basis as the Public Warrants.
For context regarding the thresholds above, historical trading prices for our shares of SportsMap Common Stock have varied between a low of approximately $[    ] per share in [    ], to a high of approximately $[    ] per share in [    ]. For illustrative purposes, the closing price of SportsMap Common Stock was $[    ] on Nasdaq on the SportsMap Record Date.
Notice of any redemption will be mailed by first class mail, postage prepaid, by us not less than 30 days prior to the redemption date to the registered holders of the Public Warrants to be redeemed at their last addresses as they appear on the registration books. Any notice mailed in such manner will be conclusively presumed to have been duly given whether or not the registered holder received such notice. In addition, beneficial owners of the warrants will be notified of such redemption by our posting of the redemption notice to DTC.
SportsMap’s stockholders will have a reduced ownership and voting interest after consummation of the Business Combination and will exercise less influence over management.
After the completion of the Business Combination, SportsMap’s stockholders will own a smaller percentage of the combined company than they currently own in SportsMap. At the Closing, existing ICI stockholders, SportsMap Public Stockholders and holders of SportsMap Founder Shares are expected to hold approximately 60.0%, 11.2% and 19.5% of the issued and outstanding New ICI Common Stock, respectively, assuming no additional redemptions and approximately 61.7%, 8.7% and 20.0% of the issued and outstanding New ICI Common Stock, respectively, assuming maximum redemptions. In addition, such ownership and voting interest could be further reduced as a result of issuance of additional New ICI Common Stock. For example, assuming no additional redemptions, SportsMap Public Stockholders’ ownership and voting interest in the combined company will be reduced to 6.9% upon the issuance of New ICI Common Stock underlying all the issued and outstanding SportsMap Warrants; assuming maximum redemptions, SportsMap Public Stockholders’ ownership and voting interest in the combined company will be reduced to 5.3% upon the issuance of New ICI Common Stock underlying all the issued and outstanding SportsMap Warrants. Consequently, SportsMap’s stockholders, as a group, will have reduced ownership and voting power in the combined company compared to their ownership and voting power in SportsMap.
SportsMap Public Stockholders who redeem their public shares may continue to hold the Public Warrants that they own, which will result in additional dilution to non-redeeming SportsMap Public Stockholders upon exercise of such Public Warrants.
SportsMap Public Stockholders who redeem their public shares may continue to hold the Public Warrants that they own, which will result in additional dilution to non-redeeming SportsMap Public Stockholders upon exercise of such Public Warrants. Assuming that all the redeeming SportsMap Public Stockholders continue to hold the three-quarters of one SportsMap Warrant initially purchased as part of each SportsMap Unit along with one share of SportsMap Common Stock, an aggregate of 291,489 Public Warrants would be retained by these shareholders. Assuming that 388,652 SportsMap public shares are redeemed for an aggregate payment of approximately $3,886,520 from the Trust Account, which is the estimated maximum amount of redemptions that could occur while still satisfying the condition in the Business Combination Agreement that the Aggregate Transaction Proceeds be at least $10.0 million, the warrants held by persons whose shares were redeemed (assuming the holder of such share also held three-quarters of a SportsMap Warrant) would have had an aggregate market value of approximately $[    ] million based on the closing SportsMap Warrant price on Nasdaq of $[    ] as of [    ]. The actual market price of the SportsMap Warrants may be higher or lower on the date that holders seek to sell such SportsMap Warrants. As a result, the redeeming SportsMap Public Stockholders could recoup their entire investment and continue to hold ICI Warrants, while non-redeeming SportsMap Public Stockholders could suffer additional dilution in their percentage ownership and voting interest of the combined company upon exercise of the SportsMap Warrants held by redeeming SportsMap Public Stockholders. Further, while the level of redemptions of public shares will not directly change the value of the SportsMap Warrants, because the warrants will remain outstanding regardless of the level of redemptions, as redemptions of public shares increase, a holder of SportsMap Warrants who exercises such SportsMap Warrants will ultimately own a greater interest in ICI because there would be fewer shares outstanding overall.
After the completion of the Business Combination, SportsMap’s stockholders will own a smaller percentage of the combined company than they currently own in SportsMap. At the Closing, assuming no holder of SportsMap Common Stock exercises redemption rights as described in this proxy statement, existing ICI shareholders will hold approximately [    ]% of the issued and outstanding New ICI Common Stock and current shareholders of SportsMap (including the Sponsor) will hold approximately [    ]% of the issued and outstanding New ICI Common Stock. Consequently, SportsMap’s shareholders, as a group, will have reduced ownership and voting power in the combined company compared to their ownership and voting power in SportsMap.
ICI’s financial forecasts included in this proxy statement may not prove accurate.
Included in this proxy statement is certain forecasted financial information for ICI that was presented to the SportsMap Board in connection with their evaluation of the Business Combination, along with more recent forecasted financial information that reflects more current views of ICI’s management for the periods presented. The forecasts were based on numerous variables and assumptions known to ICI and SportsMap at the time of preparation. Such variables and assumptions are inherently uncertain and many are beyond the control of SportsMap or ICI. Important factors that may affect actual results and cause the forecasts to not be achieved include, but are not limited to, risks and uncertainties relating to ICI’s capital resources and the business of ICI (including its ability to achieve a timely buildout of operations, strategic goals, objectives and targets over applicable periods), industry performance, the competitive environment, changes in technology, general business and economic conditions. Various assumptions underlying the forecasts may prove to not have been, or may no longer be, accurate. The forecasts may not be realized, and actual results may be significantly higher or lower than projected in the forecasts. The forecasts also reflect assumptions as to certain business strategies or plans that are subject to change. As a result, the inclusion of such forecasts in this proxy statement should not be relied on as “guidance” or otherwise predictive of actual future events, and actual results may differ materially from the forecasts.
SportsMap and ICI have incurred and expect to incur significant costs associated with the Business Combination. Whether or not the Business Combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by SportsMap if the Business Combination is not completed.
Each of SportsMap and ICI has incurred and expects that it will incur significant, non-recurring costs in connection with the Business Combination and operating as a public company following the Closing. SportsMap and ICI may also incur additional costs to retain key employees. SportsMap and ICI will also incur significant legal, financial advisor, accounting, banking and consulting fees, fees relating to regulatory filings and notices, SEC filing fees, printing and mailing fees and other costs associated with the Business Combination, which will be paid by New ICI following the Closing. Even if the Business Combination is not completed, SportsMap expects to incur approximately $1.8 million in expenses. These expenses will reduce the amount of cash available to be used for other corporate purposes by SportsMap if the Business Combination is not completed.
Following the Business Combination, warrants will become exercisable for New ICI Common Stock, which would increase the number of shares eligible for future resale in the public market and result in dilution to our stockholders.
Outstanding warrants to purchase an aggregate of 9,131,250 shares of New ICI Common Stock will become exercisable in accordance with the terms of the Warrant Agreement governing those securities. The exercise price of these warrants will be $11.50 per share. To the extent such warrants are exercised, additional shares of New ICI Common Stock will be issued, which will result in dilution to the holders of New ICI Common Stock and increase the number of shares eligible for resale in the public market. Sales of substantial numbers of such shares in the public market or the fact that such warrants may be exercised could adversely affect the market price of New ICI Common Stock. However, there is no guarantee that the public warrants will ever be in the money prior to their expiration, and as such, the warrants may expire worthless. On [    ], the most recent practicable date prior to the date of this proxy statement, the SportsMap Common Stock and SportsMap Public Warrants closed at $[    ] and $[    ], respectively. See “Risk Factors — Risks Related to SportsMap and the Business Combination — Even if SportsMap consummates the Business Combination, there is no guarantee that the SportsMap Public Warrants will ever be in the money, and they may expire worthless”.
The process of taking a company public by means of a business combination with a special purpose acquisition company (a “SPAC”) is different from taking a company public through an underwritten public offering and may create risks for unaffiliated investors.
An underwritten offering involves a company engaging underwriters to purchase its shares and resell them to the public. An underwritten offering imposes statutory liability on the underwriters for material misstatements or omissions contained in the registration statement unless they are able to sustain the burden of providing that they did not know and could not reasonably have discovered such material misstatements or omissions. This is referred to as a “due diligence” defense and results in the underwriters undertaking a detailed review of the company’s business, financial condition and results of operations. While the Sponsor has undertaken a level of review that it believes was appropriate for the Business Combination, that level of review may be different from what an underwriter in a traditional initial public offering looking to establish a “due diligence” defense might have undertaken.
In addition, going public via a business combination with a SPAC does not involve a book-building process as is the case in an underwritten public offering. In any underwritten public offering, the initial value of a company is set by investors who indicate the price at which they are prepared to purchase shares from the underwriters. In the case of a SPAC transaction, the value of the company is established by means of negotiations between the target company, the SPAC and, in some cases, other investors who agree to purchase shares at the time of the business combination. The process of establishing the value of a company in a SPAC business combination may be less effective than the book-building process in an underwritten public offering and also does not reflect events that may have occurred between the date of the Business Combination Agreement and the closing of the transaction. In addition, underwritten public offerings are frequently oversubscribed resulting in additional potential demand for shares in the aftermarket following the underwritten public offering. There is no such book of demand built up in connection with a SPAC transaction and no underwriters with the responsibility of stabilizing the share price which may result in the share price being harder to sustain after the transaction.
Even if SportsMap consummates the Business Combination, there is no guarantee that the Public Warrants will ever be in the money, and they may expire worthless.
The exercise price for Public Warrants is $11.50 per share of SportsMap Common Stock. There is no guarantee that the Public Warrants will ever be in the money prior to their expiration, and as such, the Public Warrants may expire worthless. If SportsMap is unable to complete an initial business combination, the Public Warrants may expire worthless.
The consummation of the Business Combination is subject to a number of conditions and if those conditions are not satisfied or waived, the Business Combination Agreement may be terminated in accordance with its terms and the Business Combination may not be completed.
The Business Combination Agreement is subject to a number of conditions which must be fulfilled in order to complete the Business Combination. These conditions to the Closing may not be fulfilled in a timely manner or at all, and, accordingly, the Business Combination may not be completed. In addition, the parties can mutually decide to terminate the Business Combination Agreement at any time, before or after stockholder approval, or SportsMap or ICI may elect to terminate the Business Combination Agreement in certain other circumstances. See “Proposal No. 1 — The Business Combination Proposal — The Business Combination Agreement — Termination”.
Termination of the Business Combination could negatively impact SportsMap and ICI.
If the Business Combination is not completed for any reason, including as a result of SportsMap Stockholders or ICI Stockholders declining to approve the proposals required to effect the Business Combination, the ongoing business of SportsMap may be adversely impacted and, without realizing any of the anticipated benefits of completing the Business Combination, SportsMap would be subject to a number of risks, including the following:
•
SportsMap may experience negative reactions from the financial markets, including negative impacts on its stock price (including to the extent that the current market price reflects a market assumption that the Business Combination will be completed);

•
SportsMap will have incurred substantial expenses and will be required to pay certain costs relating to the Business Combination, whether or not it is completed; and

•
Since the Business Combination Agreement restricts the conduct of SportsMap’s businesses prior to completion of the Business Combination, SportsMap may not have been able to take certain actions during the pendency of the Business Combination that would have benefitted it as an independent company, and the opportunity to take such actions may no longer be available.
Following the Closing, New ICI’s only significant asset will be its ownership interest in the ICI business and such ownership may not be sufficiently profitable or valuable to enable New ICI to pay any dividends on New ICI Common Stock or satisfy New ICI’s other financial obligations.
Following the Closing, New ICI will have no direct operations and no significant assets other than its ownership interest in the ICI business. New ICI will depend on the ICI business for distributions, loans and other payments to generate the funds necessary to meet its financial obligations, including its expenses as a publicly traded company and to pay any dividends with respect to New ICI Common Stock. The earnings from, or other available assets of, the ICI business may not be sufficient to pay dividends or make distributions or loans to enable New ICI to pay any dividends on New ICI Common Stock or satisfy our other financial obligations.
This lack of diversification may subject us to numerous economic, competitive and regulatory risks, any or all of which may have a substantial adverse impact upon the particular industry in which we may operate subsequent to the Business Combination. Please see the sections titled “SportsMap Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources” and “ICI Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources” for more information.
Following the Closing, New ICI may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on New ICI’s financial condition, results of operations and its stock price, which could cause you to lose some or all of your investment.
Although SportsMap has conducted due diligence on the ICI business, SportsMap cannot assure you that this diligence will surface all material issues that may be present in such business, that it would be possible to uncover all material issues through a customary amount of due diligence, or that factors outside of the ICI business and outside SportsMap’s and ICI’s control will not later arise. As a result of these factors, New ICI may be forced to later write-down or write-off assets, restructure operations, or incur impairment or other charges that could result in losses. Even if SportsMap’s due diligence successfully identifies certain risks, unexpected risks may arise, and previously known risks may materialize in a manner not consistent with SportsMap’s preliminary risk analysis. If any of these risks materialize, this could have a material adverse effect on New ICI’s financial condition and results of operations and could contribute to negative market perceptions about our securities or New ICI.
Accordingly, any of SportsMap Stockholders or warrant holders who choose to remain stockholders or warrant holders of New ICI following the Business Combination could suffer a reduction in the value of their shares and warrants. Such stockholders or warrant holders are unlikely to have a remedy for such reduction in value unless they are able to successfully claim that the reduction was due to the breach by our directors or officers of a duty of care or other fiduciary duty owed to them, or if they are able to successfully bring a private claim under securities laws that the registration statement or proxy statement relating to the business combination contained an actionable material misstatement or material omission.
A market for New ICI’s securities may not develop or continue following the Business Combination, which would adversely affect the liquidity and price of New ICI’s securities.
SportsMap is currently a blank check company and there has not been a public market for shares of ICI Common Stock since it is a private company. Following the Business Combination, the price of New ICI’s securities may fluctuate significantly due to the market’s reaction to the Business Combination and general market and economic conditions. An active trading market for New ICI’ securities following the Business Combination may never develop or, if developed, it may not be sustained. In addition, the price of New ICI’s securities after the Business Combination may vary due to general economic conditions and forecasts, New ICI’s general business condition, events relating to others in New ICI’s industry, and the release of New ICI’s financial reports.
In the absence of a liquid public trading market:
•
you may not be able to liquidate your investment in New ICI’s securities;

•
you may not be able to resell New ICI’s securities at or above the price attributed to them in the Business Combination;

•
the market price of New ICI’s securities may experience significant price volatility; and

•
there may be less efficiency in carrying out your purchase and sale orders.

Additionally, if New ICI’s securities fail to list on Nasdaq or become delisted from Nasdaq for any reason, and are quoted on the OTC Bulletin Board, an inter-dealer automated quotation system for equity securities that is not a national securities exchange, the liquidity and price of New ICI’s securities may be more limited than if New ICI was quoted or listed on Nasdaq or another national securities exchange. You may be unable to sell your securities unless a market can be established or sustained.
The unaudited pro forma financial information included elsewhere in this proxy statement may not be indicative of what New ICI’s actual financial position or results of operations would have been.
SportsMap and ICI currently operate as separate companies and have had no prior history as a combined entity, and SportsMap’s and ICI’s operations have not previously been managed on a combined basis. The pro forma financial information included in this proxy statement is presented for informational purposes only and is not necessarily indicative of the financial position or results of operations that would have actually occurred had the Business Combination been completed at or as of the dates indicated, nor is it indicative of the future operating results or financial position of ICI. The pro forma statement of operations does not reflect future nonrecurring charges resulting from the Business Combination. The unaudited pro forma financial information does not reflect future events that may occur after the Business Combination and does not consider potential impacts of future market conditions on revenues or expenses. The pro forma financial information included in the section entitled “Unaudited Pro Forma Combined Financial Information” has been derived from SportsMap’s and ICI’s historical financial statements and certain adjustments and assumptions have been made regarding ICI after giving effect to the Business Combination. There may be differences between preliminary estimates in the pro forma financial information and the final acquisition accounting, which could result in material differences from the pro forma information presented in this proxy statement in respect of the estimated financial position and results of operations of ICI.
In addition, the assumptions used in preparing the pro forma financial information may not prove to be accurate and other factors may affect New ICI’s financial condition or results of operations following the Closing. Any potential decline in ICI’s financial condition or results of operations may cause significant variations in the stock price New ICI.
During the pendency of the Business Combination, SportsMap will not be able to solicit, initiate or take any action to facilitate or encourage any inquiries or the making, submission or announcement of, or enter into a business combination with another party because of restrictions in the Business Combination Agreement. Furthermore, certain provisions of the Business Combination Agreement will discourage third parties from submitting alternative takeover proposals, including proposals that may be superior to the arrangements contemplated by the Business Combination Agreement.
During the pendency of the Business Combination, SportsMap will not be able to enter into a business combination with another party because of restrictions in the Business Combination Agreement. Furthermore, certain provisions of the Business Combination Agreement will discourage third parties from submitting alternative takeover proposals, including proposals that may be superior to the arrangements contemplated by the Business Combination Agreement, in part because of the inability of the SportsMap Board to change its recommendation in connection with the Business Combination. The Business Combination Agreement does not permit the SportsMap Board to change, withdraw, withhold, qualify or modify, or publicly propose to change, withdraw, withhold, qualify or modify its recommendation in favor of adoption of the proposals described in this proxy statement.
Certain covenants in the Business Combination Agreement impede the ability of SportsMap to make acquisitions or complete certain other transactions pending completion of the Business Combination. As a result, SportsMap may be at a disadvantage to its competitors during that period. In addition, if the

Business Combination is not completed, these provisions will make it more difficult to complete an alternative business combination following the termination of the Business Combination Agreement due to the passage of time during which these provisions have remained in effect.
We are an emerging growth company and smaller reporting company for purposes of U.S. securities laws.
We are an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 (“JOBS Act”). We will remain an emerging growth company until the earlier of (i) December 31, 2026, the last day of the fiscal year following the fifth anniversary of our IPO; (ii) the last day of the fiscal year in which we have total annual gross revenues of $1.235 billion or more; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under applicable SEC rules.
We expect that we will remain an emerging growth company for the foreseeable future but cannot retain our emerging growth company status indefinitely and will no longer qualify as an emerging growth company on or before December 31, 2026. References herein to “emerging growth company” have the meaning associated with it in the JOBS Act.
For so long as we remain an emerging growth company, we are permitted and intend to rely on exemptions from specified disclosure requirements that are applicable to other public companies that are not emerging growth companies. These exemptions include:
•
being permitted to provide only two years of audited financial statements, in addition to any required unaudited interim financial statements, with correspondingly reduced “Management’s Discussion and Analysis of Financial Condition and Results of Operations” disclosure;

•
not being required to comply with the requirement of auditor attestation of our internal controls over financial reporting;

•
reduced disclosure obligations regarding executive compensation; and

•
not being required to hold a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

For as long as we continue to be an emerging growth company, we expect that we will take advantage of the reduced disclosure obligations available to us as a result of that classification. We have taken advantage of certain of those reduced reporting burdens in this proxy statement. Accordingly, the information contained herein may be different than the information you receive from other public companies in which you hold stock.
An emerging growth company can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. This allows an emerging growth company to delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have irrevocably elected to avail ourselves of this extended transition period and, as a result, we will not be required to adopt new or revised accounting standards on the dates on which adoption of such standards is required for other public reporting companies.
We are also a “smaller reporting company” as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and have elected to take advantage of certain of the scaled disclosure available for smaller reporting companies.
If the Merger does not qualify as a “reorganization” under Section 368(a) of the Code, holders of shares of ICI Common Stock (but not holders of shares of SportsMap Common Stock) may incur a substantially greater U.S. federal income tax liability as a result of the Business Combination.
The parties intend for the Merger contemplated by the Business Combination Agreement to be treated for U.S. federal income tax purposes as a “reorganization” within the meaning of Section 368(a) of the Code. There are technical uncertainties, however, as to whether the Merger qualifies for such intended tax treatment. If the Merger did not meet the requirements of either Section 368(a) of the Code, the Merger generally would be a taxable exchange of ICI Common Stock for New ICI Common Stock for U.S. federal income tax purposes, and holders of ICI Common Stock generally would recognize taxable gain or loss in such taxable exchange. However, because holders of shares of SportsMap Common Stock do not exchange their shares of SportsMap Common Stock in the Merger, holders of SportsMap Common Stock are not expected to recognize any gain or loss under U.S. federal income tax laws in the event the Merger fails to qualify as a “reorganization” within the meaning of Section 368 of the Code. The obligations of SportsMap, ICI and Merger Sub to complete the Business Combination are not conditioned on the Business Combination qualifying as a reorganization within the meaning of Section 368(a) of the Code, and the Business Combination will occur even if it does not so qualify. Neither SportsMap nor ICI has requested, and neither intends to request, a ruling from the U.S. Internal Revenue Service (the “IRS”) as to the U.S. federal income tax consequences of the Business Combination. Consequently, no assurance can be given that the IRS will not assert, or that a court would not sustain, a position to the contrary.
Risks Related to the Redemption
Unless the context otherwise requires, all references in this subsection to the “Company,” “we,” “us” or “our” refer to SportsMap prior to the consummation of the Business Combination.
There is no guarantee that a public stockholder’s decision whether to redeem its shares for a pro rata portion of the Trust Account will put such stockholder in a better future economic position.
No assurance can be given as to the price at which a public stockholder may be able to sell the shares of New ICI Common Stock in the future following the completion of the Business Combination. Certain events following the consummation of any business combination, including the Business Combination, may cause an increase in New ICI stock price, and may result in a realization of a lower value now than a SportsMap stockholder might realize in the future had the stockholder not elected to redeem such stockholder’s public shares.
Similarly, if a SportsMap public stockholder does not redeem his, her or its shares, such stockholder will bear the risk of ownership of New ICI Common Stock after the consummation of the Business Combination, and there can be no assurance that a stockholder can sell his, her or its shares of SportsMap Common Stock in the future for a greater amount than the redemption price set forth in this proxy statement. A public stockholder should consult his, her or its own tax and/or financial advisor for assistance on how this may affect its individual situation.
If SportsMap public stockholders fail to comply with the redemption requirements specified in this proxy statement, they will not be entitled to redeem their public shares for a pro rata portion of the funds held in the Trust Account.
Regardless whether they vote for or against the Business Combination Proposal or any other proposal described in this proxy statement and whether they held SportsMap Common Stock as of the SportsMap Record Date or acquired them after the SportsMap Record Date, holders of SportsMap public shares may exercise their rights to redeem their public shares for a pro rata portion of the Trust Account. To exercise their redemption rights, holders are required to deliver their stock, either physically or electronically using the DWAC System, to SportsMap’s transfer agent prior to the vote at the Special Meeting. If a holder properly seeks redemption as described in this proxy statement and the Business Combination with ICI is consummated, SportsMap will redeem these shares for a pro rata portion of funds deposited in the Trust Account, and the holder will no longer own such shares following the merger. See “Special Meeting of SportsMap Stockholders — Redemption Rights” for additional information on how to exercise your redemption rights.
SportsMap does not have a specified maximum redemption threshold. The absence of such a redemption threshold may make it possible for SportsMap to complete the Business Combination with which a substantial majority of SportsMap Stockholders do not agree.
SportsMap’s existing charter does not provide a specified maximum redemption threshold, except that SportsMap will not redeem public shares in an amount that would cause SportsMap’s net tangible assets to be less than $5,000,001 (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act). However, the Business Combination Agreement provides that SportsMap’s and ICI’s respective obligations to consummate the business combination are conditioned on SportsMap having at least $5,000,001 of net tangible assets as of Closing Date and the Aggregate Transaction Proceeds being least $10,000,000 as of the Closing. As a result, SportsMap may be able to complete the Business Combination even though a substantial portion of public stockholders do not approve the business combination and have redeemed their shares or have entered into privately negotiated agreements to sell their shares to the Sponsor, directors or officers or their affiliates. As of the date of this proxy statement, no agreements with respect to the private purchase of public shares by SportsMap or the persons described above have been entered into with any such investor or holder. SportsMap will file a Current Report on Form 8-K with the SEC to disclose private arrangements entered into or significant private purchases made by any of the aforementioned persons that would affect the vote on the Business Combination Proposal or the other proposals (as described in this proxy statement) at the Special Meeting.
SportsMap’s public stockholders previously elected to redeem 9,865,056 shares of SportsMap Common Stock in connection with a stockholder meeting on April 14, 2023, pursuant to a stockholder vote to amend SportsMap’s certificate of incorporation to extend our business combination period monthly, for up to eight months, from April 20, 2023, ultimately until as late as December 20, 2023. The 9,865,056 public shares of SportsMap Common Stock redeemed at the stockholder meeting on April 14, 2023, represented approximately 65.5% of the shares of SportsMap Common Stock issued and outstanding on such date and approximately 85.8% of the public shares then-outstanding.
If you or a “group” of stockholders of which you are a part is deemed to hold an aggregate of more than 20% of the public shares, you (or, if a member of such a group, all of the members of such group in the aggregate) will lose the ability to redeem all such shares in excess of 20% of the public shares.
A public stockholder, together with any of his, her or its affiliates or any other person with whom it is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming in the aggregate his, her or its public shares or, if part of such a group, the group’s public shares, in excess of 20% of the public shares unless such stockholder first obtains SportsMap’s prior consent. In order to determine whether a stockholder is acting in concert or as a group with another stockholder, SportsMap will require each public stockholder seeking to exercise redemption rights to certify to SportsMap whether such stockholder is acting in concert or as a group with any other stockholder. Such certifications, together with other public information relating to stock ownership available to SportsMap at that time, such as Schedule 13D, Schedule 13G and Section 16 filings under the Exchange Act, will be the sole basis on which SportsMap makes the above-referenced determination.
Your inability to redeem any such excess public shares will reduce your influence over SportsMap’s ability to consummate the Business Combination and could result in you suffering a material loss on your investment in SportsMap if you sell such excess public shares in open market transactions. Additionally, you will not receive redemption distributions with respect to such excess shares if SportsMap consummates the Business Combination. As a result, you will continue to hold that number of shares aggregating to more than 10% of the shares sold in SportsMap’s IPO and, in order to dispose of such excess shares, would be required to sell your stock in open market transactions, potentially at a loss. SportsMap cannot assure you that the value of such excess public shares will appreciate over time following the Business Combination or that the market price of the public shares will exceed the per-share redemption price. Notwithstanding the foregoing, stockholders may challenge SportsMap’s determination as to whether a stockholder is acting in concert or as a group with another stockholder in a court of competent jurisdiction.
However, SportsMap Stockholders’ ability to vote all of their public shares (including such excess shares) for or against the Business Combination Proposal or any other proposal described in this proxy statement is not restricted by this limitation on redemption.
Additional Risks Relating to Ownership of New ICI Common Stock Following the Business Combination
If the perceived benefits of the Business Combination do not meet the expectations of investors or securities analysts or for other reasons, the market price of SportsMap’s securities, prior to the Closing, or New ICI’s securities, following the Business Combination, may decline.
If the perceived benefits of the Business Combination do not meet the expectations of investors or securities analysts, the market price of SportsMap’s securities prior to the Closing may decline. The market values of New ICI’s securities at the time of the Business Combination may vary significantly from their prices on the date the Business Combination Agreement was executed, the date of this proxy statement, or the date on which SportsMap Stockholders vote on the Business Combination.
In addition, following the Business Combination, fluctuations in the price of New ICI’s securities could contribute to the loss of all or part of your investment. Prior to the Business Combination, there has not been a public market for ICI’s securities. Accordingly, the valuation ascribed to ICI may not be indicative of the price that will prevail in the trading market following the Business Combination. If an active market for New ICI’s securities develops and continues, the trading price of New ICI’s securities following the Business Combination could be volatile and subject to wide fluctuations in response to various factors, some of which are beyond New ICI’s control. Any of the factors listed below could have a negative impact on your investment in New ICI’s securities and New ICI’s securities may trade at prices significantly below the price you paid for them. In such circumstances, the trading price of New ICI’s securities may not recover and may experience a further decline.
Factors affecting the trading price of New ICI’s securities may include the following:
•
changes in financial estimates by New ICI or by any securities analysts who might cover its stock;

•
proposed changes to laws in the U.S. or foreign jurisdictions relating to New ICI’s business, or speculation regarding such changes;

•
stock market price and volume fluctuations of comparable companies;

•
announcements by New ICI or its competitors of significant acquisitions, strategic partnerships or divestitures;

•
significant lawsuits or announcements of investigations or regulatory scrutiny of its operations or lawsuits filed against New ICI;

•
recruitment or departure of key personnel;

•
investors’ general perception of New ICI’s business or management;

•
trading volume of New ICI Common Stock;

•
overall performance of the equity markets;

•
publication of research reports about New ICI or its industry or positive or negative recommendations or withdrawal of research coverage by securities analysts;

•
the impacts of the ongoing COVID-19 pandemic and related restrictions;

•
general political and economic conditions; and

•
other events or factors, many of which are beyond New ICI’s control.

In addition, in the past, stockholders have initiated class action lawsuits against public companies following periods of volatility in the market prices of these companies’ stock. Such litigation, if instituted against New ICI, could cause it to incur substantial costs and divert management’s attention and resources from its business.
Upon the completion of the Business Combination, the ICI Stockholders will be able to control or exert substantial influence over all matters submitted to our stockholders for approval, including the election of directors and amendments of our organizational documents, and an approval right over any acquisition or liquidation of New ICI.
Upon the completion of the Business Combination, the ICI Stockholders will hold between approximately [   ]% (if no public shares are redeemed) and [   ]% (if all [   ] public shares are redeemed). Accordingly, upon the completion of the Business Combination, the ICI Stockholders will be able to control or exert substantial influence over all matters submitted to our stockholders for approval, including the election of directors and amendments of our organizational documents, and an approval right over any acquisition or liquidation of New ICI. The ICI Stockholders may have interests that differ from those of the other stockholders and may vote in a way with which the other stockholders disagree and which may be adverse to their interests. This concentrated control may have the effect of delaying, preventing or deterring a change in control of New ICI, could deprive New ICI’s stockholders of an opportunity to receive a premium for their capital stock as part of a sale of New ICI, and might ultimately affect the market price of shares of New ICI Common Stock.
Following the completion of the Business Combination, New ICI will incur significant increased expenses and administrative burdens as a public company, which could negatively impact its business, financial condition and results of operations.
Following the completion of the Business Combination, New ICI will face increased legal, accounting, administrative and other costs and expenses as a public company that ICI does not incur as a private company. For example, we will be subject to the reporting requirements of the Exchange Act, and will be required to comply with the applicable requirements of the Sarbanes-Oxley Act and the Dodd-Frank Wall Street Reform and Consumer Protection Act, as well as rules and regulations of the SEC and Nasdaq, including the establishment and maintenance of effective disclosure and financial controls, changes in corporate governance practices and required filing of annual, quarterly and current reports with respect to our business and results of operations. Any failure to develop or maintain effective controls or any difficulties encountered in their implementation or improvement could harm our results of operations or cause us to fail to meet our reporting obligations. Compliance with public company requirements will increase costs and make certain activities more time-consuming. A number of those requirements will require New ICI to carry out activities ICI has not done previously. Furthermore, if any issues in complying with those requirements are identified (for example, if the auditors identify a material weakness or significant deficiency in the internal control over financial reporting), New ICI could incur additional costs rectifying those issues, and the existence of those issues could adversely affect New ICI’s reputation or investor perceptions of it. It may also be more expensive to obtain director and officer liability insurance.
We also expect that operating as a public company will make it more expensive for us to obtain director and officer liability insurance, and we may be required to accept reduced coverage or incur substantially higher costs to obtain coverage. This could also make it more difficult for us to attract and retain qualified people to serve on our board of directors, our board committees or as executive officers. Advocacy efforts by stockholders and third parties may also prompt additional changes in governance and reporting requirements, which could further increase costs.
If, following the Business Combination, securities or industry analysts do not publish or cease publishing research or reports about New ICI, its business, or its market, or if they change their recommendations regarding New ICI’s securities adversely, the price and trading volume of New ICI’s securities could decline.
The trading market for New ICI securities will be influenced by the research and reports that industry or securities analysts may publish about New ICI, its business, market or competitors. Securities and industry analysts do not currently, and may never, publish research on New ICI. If no securities or industry analysts commence coverage of New ICI, New ICI’s share price and trading volume would likely be negatively impacted. If any of the analysts who may cover New ICI change their recommendation regarding New ICI Common Stock adversely, or provide more favorable relative recommendations about its competitors, the price of New ICI Common Stock is likely to decline. If any analyst who may cover New ICI were to cease coverage of New ICI or fail to regularly publish reports on it, New ICI could lose visibility in the financial markets, which in turn could cause its share price or trading volume to decline.
Future sales, or the perception of future sales, by New ICI stockholders in the public market following the Business Combination could cause the market price for New ICI Common Stock to decline.
The sale of shares of New ICI Common Stock in the public market, or the perception that such sales could occur, could harm the prevailing market price of shares of New ICI Common Stock. These sales, or the possibility that these sales may occur, also might make it more difficult for New ICI to sell equity securities in the future at a time and at a price that it deems appropriate.
The future exercise of registration rights may adversely affect the market price of New ICI Common Stock upon consummation of the Business Combination.
Pursuant to the Registration Rights Agreement to be entered into in connection with the Closing (which is described elsewhere in this proxy statement), shares of New ICI Common Stock may be registered under certain circumstances. In addition, following the consummation of the Business Combination, New ICI is required to file and maintain an effective registration statement under the Securities Act covering such securities and certain other securities of New ICI.
The registration of these securities will permit the public sale of such securities. The registration and availability of such a significant number of securities for trading in the public market may have an adverse effect on the market price of New ICI Common Stock following the completion of the Business Combination.
Because there are no current plans to pay cash dividends on New ICI Common Stock for the foreseeable future, you may not receive any return on investment unless you sell New ICI Common Stock for a price greater than that which you paid for it.
New ICI may retain future earnings, if any, for future operations, expansion and debt repayment and has no current plans to pay any cash dividends for the foreseeable future. Any decision to declare and pay dividends as a public company in the future will be made at the discretion of New ICI’s board of directors and will depend on, among other things, New ICI’s results of operations, financial condition, cash requirements, contractual restrictions and other factors that New ICI’s board of directors may deem relevant. In addition, New ICI’s ability to pay dividends may be limited by covenants of any existing and future outstanding indebtedness it or its subsidiaries incur. As a result, you may not receive any return on an investment in New ICI Common Stock unless you sell your shares of common stock for a price greater than that which you paid for it.
New ICI may issue additional shares of its common stock or other equity securities without your approval, which would dilute your ownership interests and may depress the market price of New ICI Common Stock.
Pursuant to the Equity Incentive Plan, following the completion of the proposed transactions, New ICI may issue an aggregate of approximately 12% of the fully diluted shares of New ICI Common Stock. For additional information about this plan, please read the discussion under the headings “Proposal No. 6 — The Equity Incentive Plan Proposal”. New ICI may also issue additional shares of New ICI Common Stock or other equity securities of equal or senior rank in the future in connection with, among other things, the issuance of the Earnout Shares, the exchange or conversion of the SportsMap Warrants, future acquisitions or repayment of outstanding indebtedness, without stockholder approval, in a number of circumstances.
The issuance of additional shares or other equity securities of equal or senior rank would have the following effects:
•
existing stockholders’ proportionate ownership interest in New ICI will decrease;

•
the amount of cash available per share, including for payment of dividends in the future, may decrease;

•
the relative voting strength of each previously outstanding New ICI Common Stock may be diminished; and

•
the market price of New ICI Common Stock may decline.

Anti-takeover provisions in the Proposed Certificate of Incorporation and under Delaware law could make an acquisition of New ICI, which may be beneficial to its stockholders, more difficult and may prevent attempts by its stockholders to replace or remove New ICI’s current management.
The Proposed Certificate of Incorporation that will be in effect upon completion of the Business Combination will contain provisions that may delay or prevent an acquisition of New ICI or a change in its management in addition to the significant rights of [      ] as the holder of [   ]% of the outstanding shares of New ICI Common Stock. These provisions may make it more difficult for stockholders to replace or remove members of its board of directors. Because the board of directors is responsible for appointing the members of the management team, these provisions could in turn frustrate or prevent any attempt by its stockholders to replace or remove its current management. In addition, these provisions could limit the price that investors might be willing to pay in the future for shares of New ICI Common Stock. Among other things, these provisions include:

•
the limitation of the liability of, and the indemnification of, its directors and officers;

•
a prohibition on actions by its stockholders except at an annual or special meeting of stockholders;

•
a prohibition on actions by its stockholders by written consent; and

•
the ability of the board of directors to issue preferred stock without stockholder approval, which could be used to institute a “poison pill” that would work to dilute the stock ownership of a potential hostile acquirer, effectively preventing acquisitions that have not been approved by the board of directors.

Moreover, because New ICI is incorporated in Delaware, it is governed by the provisions of Section 203 of the DGCL,, which prohibits a person who owns 15% or more of its outstanding voting stock from merging or combining with New ICI for a period of three years after the date of the transaction in which the person acquired 15% or more of New ICI’s outstanding voting stock, unless such merger or combination is approved in a prescribed manner. This could discourage, delay or prevent a third party from acquiring or merging with New ICI, whether or not it is desired by, or beneficial to, its stockholders. This could also have the effect of discouraging others from making tender offers for New ICI Common Stock, including transactions that may be in its stockholders’ best interests. Finally, these provisions establish advance notice requirements for nominations for election to the board of directors or for proposing matters that can be acted upon at stockholder meetings. These provisions would apply even if the offer may be considered beneficial by some stockholders. For more information, see “Description of New ICI Securities”.
The Proposed Certificate of Incorporation that will be in effect upon the Closing will provide that the Court of Chancery of the State of Delaware and the federal district courts of the United States of America will be the exclusive forums for substantially all disputes between New ICI and its stockholders, which could limit its stockholders’ ability to obtain a favorable judicial forum for disputes with New ICI or its directors, officers or employees.
The Proposed Certificate of Incorporation will provide that the Court of Chancery of the State of Delaware will be the exclusive forum for the following types of actions or proceedings under Delaware statutory or common law:
•
any derivative action or proceeding brought on New ICI’s behalf;

•
any action asserting a breach of fiduciary duty;

•
any action asserting a claim against New ICI arising under the DGCL, the Proposed Certificate of Incorporation or its amended and restated bylaws; and

•
any action asserting a claim against New ICI that is governed by the internal-affairs doctrine or otherwise related to New ICI’s internal affairs.

To prevent having to litigate claims in multiple jurisdictions and the threat of inconsistent or contrary rulings by different courts, among other considerations, the Proposed Certificate of Incorporation further provides that the federal district courts of the United States of America will be the exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act. This provision would not apply to suits brought to enforce a duty or liability created by the Exchange Act. Furthermore, Section 22 of the Securities Act creates concurrent jurisdiction for federal and state courts over all such Securities Act actions. Accordingly, both state and federal courts have jurisdiction to entertain such claims. While the Delaware courts have determined that such choice of forum provisions are facially valid, a stockholder may nevertheless seek to bring a claim in a venue other than those designated in the exclusive forum provisions. In such instance, New ICI would expect to vigorously assert the validity and enforceability of the exclusive forum provisions of the Proposed Certificate of Incorporation. This may require significant additional costs associated with resolving such action in other jurisdictions and there can be no assurance that the provisions will be enforced by a court in those other jurisdictions.
These exclusive forum provisions may limit a stockholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with New ICI or its directors, officers or other employees, which may discourage lawsuits against New ICI and its directors, officers and other employees. If a court were to find either exclusive-forum provision in the Proposed Certificate of Incorporation to be inapplicable or unenforceable in an action, New ICI may incur further significant additional costs associated with resolving the dispute in other jurisdictions, all of which could harm its business.
We may be subject to securities litigation, which is expensive and could divert management attention.
The market price of our securities may be volatile and, in the past, companies that have experienced volatility in the market price of their securities have been subject to securities class action litigation. We may be the target of this type of litigation in the future. Securities litigation against us could result in substantial costs and divert management’s attention from other business concerns, which could seriously harm its business.
Risks If the Adjournment Proposal Is Not Approved
If the Adjournment Proposal is not approved by SportsMap Stockholders and an insufficient number of votes have been obtained to authorize the Closing, the SportsMap Board will not have the ability to adjourn the Special Meeting to a later date in order to solicit further votes, and, therefore, the Business Combination will not be approved.
The SportsMap Board is seeking approval to adjourn the Special Meeting to a later date or dates if, at the Special Meeting, SportsMap is unable to consummate the Business Combination. If the Adjournment Proposal is not approved, the SportsMap Board will not have the ability to adjourn the Special Meeting to a later date and, therefore, the Business Combination would not be completed. If we do not consummate the Business Combination and fail to complete an initial business combination by July 20, 2023 (as extended, and ultimately until as late as December 20, 2023), or such later date as provided by amendments to the Current Certificate of Incorporation (subject to the requirements of law), we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public stockholders.

INFORMATION ABOUT THE PARTIES TO THE BUSINESS COMBINATION
THE SPECIAL MEETING OF SPORTSMAP STOCKHOLDERS
The Special Meeting
SportsMap is furnishing this proxy statement to SportsMap Stockholders as part of the solicitation of proxies by the SportsMap Board for use at the Special Meeting to be held on [•], 2023, and at any adjournment or postponement thereof. This proxy statement is first being furnished to the SportsMap Stockholders on or about [•], 2023. This proxy statement provides you with information you need to know to be able to vote or instruct your vote to be cast at the Special Meeting of SportsMap Stockholders.
Date, Time and Place of the Special Meeting
The Special Meeting will be held at [•] am, Eastern Time, on [•], 2023, at [•], or such other date, time and place to which such meeting may be adjourned or postponed, for the purpose of considering and voting upon the proposals described herein. There will be no physical meeting location and the Special Meeting will only be conducted via live webcast at the following address: [           ].
Purpose of the Special Meeting
At the Special Meeting, SportsMap will ask the SportsMap Stockholders to vote in favor of the following proposals:
•
a proposal to approve the Business Combination described in this proxy statement, including (a) adopting the Business Combination Agreement and (b) approving the other transactions contemplated by the Business Combination Agreement and related agreements described in this proxy statement. Please see the section entitled “Proposal No. 1 — The Business Combination Proposal”;

•
a proposal to approve and adopt the Proposed Certificate of Incorporation to replace the Current Certificate of Incorporation. Please see the section entitled “Proposal No. 2 — The Charter Proposal”;

•
a proposal to consider and vote upon, on a non-binding advisory basis, proposals to approve certain governance provisions contained in the Proposed Certificate of Incorporation. Please see the section entitled “Proposal No. 3 — The Advisory Governance Proposals”;

•
a proposal to approve, for purposes of complying with the applicable provisions of Nasdaq Listing Rule 5635, the issuance of more than 20% of SportsMap’s issued and outstanding shares of SportsMap Common Stock in connection with the Business Combination. Please see the section entitled “Proposal No. 4 — The Nasdaq Proposal”;

•
a proposal to elect the [seven] individuals as directors to the New ICI Board, effective immediately upon the Closing, until their respective successor is duly elected and qualified, or until their earlier resignation, removal or death. Please see the section entitled “Proposal No. 5 — The Director Election Proposal”;

•
a proposal to approve the Equity Incentive Plan. Please see the section entitled “Proposal No. 6 — The Equity Incentive Plan Proposal”; and

•
a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Proposals. Please see the section entitled “Proposal No. 7 — The Adjournment Proposal.”

Recommendation of the SportsMap Board
The SportsMap Board believes that each of Proposal No. 1 (the Business Combination Proposal), Proposal No. 2 (the Charter Proposal), Proposal No. 3 (the Advisory Governance Proposals), Proposal No. 4 (the Nasdaq Proposal), Proposal No. 5 (the Director Election Proposal), Proposal No. 6 (the Equity Incentive Plan Proposal) and Proposal No. 7 (the Adjournment Proposal) is in the best interests of SportsMap and its stockholders and unanimously recommends that its stockholders vote “FOR” each of the proposals, as well as “FOR” the election of each of the nominees to the Board of Directors listed in this proxy statement.
When you consider the recommendation of the SportsMap Board in favor of approval of Proposal No. 1 (Business Combination Proposal), and the other proposals, you should keep in mind that certain of SportsMap’s directors and officers have interests in the Business Combination that are different from, or in addition to, your interests as a stockholder. These interests include, among other things:
•
the fact that the SportsMap Initial Stockholders have agreed not to redeem any of the SportsMap Founder Shares in connection with a stockholder vote to approve a proposed Business Combination;

•
the continued right of the SportsMap Initial Stockholders to hold the New ICI Common Stock and the shares of New ICI Common Stock to be issued to the SportsMap Initial Stockholders upon exercise of its Private Placement Warrants following the Closing, subject to certain lock-up periods;

•
if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the completion window, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.20 per public share, or such lesser amount per public share as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party (other than our independent public accountants) for services rendered or products sold to us, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account;

•
the continued indemnification of our existing directors and officers and the continuation of our directors’ and officers’ liability insurance after the Business Combination;

•
the fact that the Sponsor and officers and directors of SportsMap will lose their entire investment in SportsMap and will not be reimbursed for any out-of-pocket expenses if an initial business combination is not consummated within the completion window;

•
the fact that the Sponsor has, for no consideration, agreed to waive its rights to liquidating distributions from the Trust Account with respect to its SportsMap Founder Shares if we fail to complete an initial business combination within the completion window;

•
the fact that the SportsMap Initial Stockholders paid an aggregate of approximately $6,750,000 for their Private Placement Units; and

•
the fact that at the Closing, the Sponsor will enter into the Registration Rights Agreement which provides for, among other things, registration rights, subject to certain restrictions and customary cut-back provisions with respect to the shares of New ICI Common Stock or warrants to purchase shares of New ICI Common Stock held by certain parties following the Closing.

SportsMap Tech Acquisition Corp.
SportsMap is a blank check company incorporated as a Delaware corporation on May 14, 2021. SportsMap was formed for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities.
Merger Sub
ICH Merger Sub Inc. is a Delaware corporation and a direct wholly-owned subsidiary of SportsMap. Merger Sub was incorporated on November 16, 2022. Merger Sub was formed solely in contemplation of the Business Combination, has not commenced any operations, has only nominal assets and has no liabilities or contingent liabilities, nor any outstanding commitments other than in connection with the Business Combination. At the Effective Time, Merger Sub will merge with and into ICI, with ICI surviving as a direct wholly-owned subsidiary of SportsMap. In connection with the Merger, SportsMap will change its name to “Infrared Cameras Holdings, Inc.”

ICI
ICI is a Delaware corporation incorporated on July 14, 2020. ICI is a provider of sensing solutions built around high-resolution thermal imaging along with visible, acoustic, and laser spectroscopy imagers and sensors, that perceive and measure heat, sound, and gas in the surrounding environment, helping companies gain insight to efficiently manage their most important assets and infrastructure.
Record Date and Voting
You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned shares of SportsMap Common Stock at the close of business on [•], 2023, which is the record date for the Special Meeting. You are entitled to one vote for each share of SportsMap Common Stock that you owned as of the close of business on the SportsMap Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the SportsMap Record Date, there were [•] shares of SportsMap Common Stock outstanding.
The Sponsor, officers and directors have agreed to vote all of their SportsMap Common Stock in favor of Proposal No. 1 (the Business Combination Proposal), Proposal No. 2 (the Charter Proposal), Proposal No. 4 (the Nasdaq Proposal), Proposal No. 6 (the Equity Incentive Plan Proposal) and Proposal No. 7 (the Adjournment Proposal), if presented. Holders of SportsMap Warrants do not have voting rights at the Special Meeting by virtue of their ownership in SportsMap Warrants, respectively.
Voting Your Shares
Each share of SportsMap Common Stock that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your one or more proxy cards show the number of shares of SportsMap Common Stock that you own.
If you are a holder of record, there are two ways to vote your shares of SportsMap Common Stock at the Special Meeting:
•
You can vote by proxy, by telephone, online, or by completing, signing and returning the enclosed proxy card(s) in the postage-paid envelope provided. If you hold your shares or warrants in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the applicable special meeting(s). If you vote by proxy, your shares will be voted in accordance with your instructions. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of SportsMap Common Stock will be voted as recommended by the SportsMap Board, which is to say “FOR” each of the proposals presented at the Special Meeting.

•
You can attend the Special Meeting and vote virtually. However, if your shares of SportsMap Common Stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee.

Who Can Answer Your Questions About Voting Your Shares
If you have any questions about how to vote or direct a vote in respect of your shares of SportsMap Common Stock, you may contact SportsMap’s proxy solicitor:
[           ]
Quorum and Vote Required for the Proposals
A quorum of SportsMap Stockholders is necessary to hold a valid meeting. A quorum will be present at the Special Meeting if a majority of the SportsMap Common Stock outstanding and entitled to vote at the meeting is represented in person or by proxy.
Proposal No. 1 (the Business Combination Proposal), Proposal No. 3 (the Advisory Governance Proposals), Proposal No. 4 (the Nasdaq Proposal), Proposal No. 6 (the Equity Incentive Plan Proposal) and

Proposal No. 7 (the Adjournment Proposal), if presented, each requires the affirmative vote of the holders of a majority of the shares of SportsMap Common Stock that are voted thereon at the Special Meeting. Accordingly, a SportsMap stockholder’s failure to vote by proxy or in person at the Special Meeting or to instruct its broker how to vote, or an abstention from voting, will have no effect on the outcome of any vote on any of Proposal No. 1 (the Business Combination Proposal), Proposal No. 3 (the Advisory Governance Proposals), Proposal No. 4 (the Nasdaq Proposal), Proposal No. 6 (the Equity Incentive Plan Proposal) or Proposal No. 7 (the Adjournment Proposal). As of the SportsMap Record Date, the SportsMap Initial Stockholders beneficially own an aggregate of [•]% of the issued and outstanding shares of SportsMap Common Stock. As a result, holders of approximately [•]% of SportsMap Common Stock will need to vote in favor of Proposal No 1 (the Business Combination Proposal), Proposal No. 3 (the Advisory Governance Proposals), Proposal No. 4 (the Nasdaq Proposal), Proposal No. 6 (the Equity Incentive Plan Proposal) and Proposal No. 7 (the Adjournment Proposal) to approve each of those respective proposals.
The approval of Proposal No. 2 (the Charter Proposal) requires the affirmative vote of the holders of a majority of the outstanding shares of SportsMap Common Stock entitled to vote thereon at the Special Meeting. Accordingly, a SportsMap stockholder’s failure to vote by proxy or in person at the Special Meeting or to instruct its broker how to vote, or an abstention from voting, will have the same effect as a vote “AGAINST” Proposal No. 2 (the Charter Proposal). As of the SportsMap Record Date, the SportsMap Initial Stockholders beneficially own an aggregate of [•]% of the issued and outstanding shares of SportsMap Common Stock. As a result, holders of approximately [•]% of SportsMap Common Stock will need to vote in favor of the Charter Proposal for the Charter Proposal to be approved.
Directors are elected by a plurality of all of the votes cast by the stockholders present in person (which would include presence at a virtual meeting) or represented by proxy at the Special Meeting. This means that the [seven] director nominees who receive the most affirmative votes will be elected. Stockholders may not cumulate their votes with respect to the election of directors.
Abstentions and Uninstructed Shares
Under the rules of various national and regional securities exchanges, your broker, bank or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. SportsMap believes the proposals presented to its stockholders will be considered non-discretionary and therefore your broker, bank or nominee cannot vote your shares without your instruction. If you do not provide instructions with your proxy, your bank, broker or other nominee will not vote your shares, and they will not be represented at the Special Meeting or counted for purposes of determining the presence of a quorum. Shares that are not voted will have the same effect as a vote “AGAINST” Proposal No. 2 (the Charter Proposal) and no effect on Proposal No. 1 (the Business Combination Proposal), Proposal No. 3 (the Advisory Governance Proposals), Proposal No. 4 (the Nasdaq Proposal), Proposal No. 5 (the Director Election Proposal), Proposal No. 6 (the Equity Incentive Plan Proposal) and Proposal No. 7 (the Adjournment Proposal).
Abstentions will be counted for purposes of determining the presence of a quorum at SportsMap’s Special Meeting. Abstentions will have the same effect as a vote “AGAINST” Proposal No. 2 (the Charter Proposal) and no effect on Proposal No. 1 (the Business Combination Proposal), Proposal No. 3 (the Advisory Governance Proposals), Proposal No. 4 (the Nasdaq Proposal), Proposal No. 5 (the Director Election Proposal), Proposal No. 6 (the Equity Incentive Plan Proposal) and Proposal No. 7 (the Adjournment Proposal).
Revocability of Proxies
If you have submitted a proxy to vote your shares or warrants and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to [           ], SportsMap’s proxy solicitor, prior to the date of the Special Meeting or by voting in person at the Special Meeting. Attendance at the Special Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to: [           ], provided such revocation is received prior to the vote at the Special Meeting.

Redemption Rights
Pursuant to SportsMap’s Current Certificate of Incorporation, we are providing our public stockholders with the opportunity to redeem all or a portion of their public shares of SportsMap Common Stock for cash upon consummation of the Business Combination. The per share redemption price will be equal to the aggregate amount then on deposit in the Trust Account that holds the proceeds of our IPO, including interest (net of taxes payable), divided by the number of then outstanding public shares. For illustrative purposes, based on funds in the Trust Account of approximately $17.2 million on June 27, 2023, the estimated per share redemption price would have been approximately $10.54, less any taxes payable from interest proceeds. In no event, however, will SportsMap redeem shares of SportsMap Common Stock in an amount that would cause SportsMap’s net tangible assets to be less than $5,000,001. Holders of SportsMap Common Stock may elect to redeem their public shares even if they vote for the Business Combination Proposal and the other proposals set forth herein.
Redemption rights are not available to holders of SportsMap Warrants in connection with the Business Combination.
In order to exercise your redemption rights, you must, prior to 4:30 pm, Eastern Time, on [•], 2023 (two business days before the Special Meeting), both:
•
Submit a request in writing that SportsMap redeem your SportsMap Common Stock for cash to Continental Stock Transfer & Trust Company, SportsMap’s transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street,
30th Floor
New York, NY
10004
Attention: [           ]
Email: [           ]
•
Identify yourself as the beneficial holder and provide your legal name, phone number, and address in order to validly redeem your public shares; and

•
Deliver your public shares either physically or electronically through DTC to SportsMap’s transfer agent. Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent. It is SportsMap’s understanding that stockholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, SportsMap does not have any control over this process and it may take longer than one week. Stockholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with SportsMap’s consent, until the vote is taken with respect to the Business Combination. If you delivered your shares for redemption to SportsMap’s transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that SportsMap’s transfer agent return the shares (physically or electronically). You may make such request by contacting SportsMap’s transfer agent at the phone number or address listed above.
Each redemption of SportsMap Common Stock by the SportsMap Stockholders will decrease the amount in the Trust Account. In no event, however, will SportsMap redeem SportsMap Common Stock in an amount that would cause its net tangible assets to be less than $5,000,001 either before or upon completion of the Business Combination.
Prior to exercising redemption rights, stockholders should verify the market price of the SportsMap Common Stock as they may receive higher proceeds from the sale of their SportsMap Common Stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price.

SportsMap cannot assure you that you will be able to sell your shares of SportsMap Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in SportsMap Common Stock when you wish to sell your shares.
If you exercise your redemption rights, your shares of SportsMap Common Stock will cease to be outstanding immediately prior to the Business Combination and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares, although you will continue to own any SportsMap Warrants you may hold. You will be entitled to receive cash for your shares of SportsMap Common Stock only if you properly demand redemption.
If Proposal No. 1 (Business Combination Proposal) is not approved and SportsMap does not consummate an initial business combination by July 20, 2023 (as extended, ultimately until as late as December 20, 2023), or further amend our Current Certificate of Incorporation to extend the date by which SportsMap must consummate an initial business combination, SportsMap will be required to dissolve and liquidate. In such event, the holders of SportsMap public shares will be entitled to redeem their public shares for a pro rata share of the amount on deposit in the Trust Account, and the SportsMap Warrants will expire worthless.
Appraisal or Dissenters’ Rights
No appraisal or dissenters’ rights are available to holders of shares of SportsMap Common Stock or SportsMap Warrants in connection with the Business Combination.
Solicitation of Proxies
SportsMap will pay the cost of soliciting proxies for the Special Meeting. SportsMap has engaged [•] to assist in the solicitation of proxies for the Special Meeting. SportsMap has agreed to pay [•] a fee of $[•]. SportsMap will reimburse [•] for reasonable out-of-pocket expenses and will indemnify [•] and its affiliates against certain claims, liabilities, losses, damages and expenses. SportsMap also will reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of SportsMap Common Stock for their expenses in forwarding soliciting materials to beneficial owners of SportsMap Common Stock and in obtaining voting instructions from those owners. SportsMap’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the internet or in person. They will not be paid any additional amounts for soliciting proxies.
Stock Ownership
As of the SportsMap Record Date, the SportsMap Initial Stockholders beneficially own an aggregate of 68.5% of the outstanding shares of SportsMap Common Stock. The Sponsor, SportsMap’s officers and directors and the other SportsMap Initial Stockholders have agreed to vote all of their SportsMap Common Stock in favor of Proposal No. 1 (the Business Combination Proposal) and the other proposals described in this proxy statement.

PROPOSAL NO. 1 — THE BUSINESS COMBINATION PROPOSAL
Overview
We are asking our stockholders to adopt and approve the Business Combination Agreement, certain related agreements and the transactions contemplated thereby (including the Business Combination). SportsMap Stockholders should carefully read this proxy statement in its entirety for more detailed information concerning the Business Combination Agreement, which is attached as Annex A to this proxy statement, and the transactions contemplated thereby. You are urged to read carefully the Business Combination Agreement in its entirety before voting on this proposal.
Because we are holding a stockholder vote on the Business Combination, we may consummate the Business Combination only if it is approved by the affirmative vote of at least a majority of the votes cast by the holders of SportsMap’s public shares present in person or represented by proxy at the Special Meeting and entitled to vote on such matter.
The following table illustrates varying approximate ownership levels in New ICI Common Stock immediately following the consummation of the Business Combination based on the varying levels of redemptions by the public stockholders and the additional assumptions noted below.
	Assuming No Additional Redemptions		Assuming Maximum Redemptions
	Shares	Ownership Percentage	Shares	Ownership Percentage
Ownership Group:
SportsMap Sponsor and Insiders	2,840,000	19.5%	2,840,000	20.0%
SportsMap Public Stockholders(1)	1,634,944	11.2%	1,246,292	8.8%
SportsMap Advisors(2)	1,362,500	9.3%	1,362,500	9.6%
ICI Securityholders(3)	8,751,651	60.0%	8,751,651	61.6%
Total(4)	14,589,095	100.0%	14,200,443	100.0%

(1)
Number of shares owned by SportsMap Public Stockholders shown is the number of shares outstanding following the redemption of 9,865,056 public shares of SportsMap Common Stock at the special meeting of SportsMap Stockholders on April 14, 2023. The 9,865,056 public shares of SportsMap Common Stock redeemed represented approximately 65.5% of the shares of SportsMap Common Stock issued and outstanding on such date and approximately 85.8% of the public shares then-outstanding.

(2)
Includes (i) 575,000 shares of SportsMap Common Stock purchased by Roth in connection with the IPO, (ii) 135,000 Private Shares included as part of the Private Placement Units purchased by Roth in connection with the IPO, (iii) 402,500 shares of New ICI Common Stock to be issued to Roth at Closing as payment of their $4,025,000 fee to serve as underwriter for the IPO, (iv) 175,000 shares of New ICI Common Stock to be issued to Craig-Hallum at Closing as payment of their portion of the M&A Advisory Fee and (v) 75,000 shares of New ICI Common Stock to be issued to Roth as payment of their portion of the M&A Advisory Fee. The fees described in (iii) , (iv) and (v) will not be reduced or altered due to redemptions.

(3)
Includes (i) 8,538,040 shares of New ICI Common Stock to be issued in exchange for shares held by existing ICI stockholders and (ii) 213,611 shares of New ICI Common Stock to be issued to ICI Convertible Note Investors. Shares of ICI Common Stock have been converted into shares of New ICI Common Stock at an assumed Exchange Ratio of 13.08; however, the actual Exchange Ratio will be calculated based on ICI’s outstanding capital stock as of immediately prior to the Effective Time.

(4)
Public Stockholders will experience additional dilution to the extent New ICI issues additional shares after the Closing. The tables above do not include (i) up to 8,625,000 shares of New ICI Common Stock that will be issuable upon exercise of the public warrants at an exercise price of $11.50 per share, (ii) up to 2,400,000 Earnout Shares that will be issuable if certain conditions are met, as described elsewhere in this proxy statement, (iii) up to 506,250 shares of New ICI Common Stock that will be issuable upon exercise of the private warrants at an exercise price of $11.50 per share, (iv) 1,958,642 shares of New ICI Common Stock that will be issuable upon the exercise of existing Participating Company Options or (v) shares of New ICI Common Stock that will be available for issuance under the 2023 Plan, which will initially be equal to 12% of the fully-diluted shares as of the Closing. The following table illustrates the impact on relative ownership levels assuming the issuance of all such shares.
	Assuming No Additional Redemptions		Assuming Maximum Redemptions
	Shares	Ownership Percentage	Shares	Ownership Percentage
Total shares of New ICI Common Stock outstanding at closing of the transaction	14,589,095	46.4%	14,200,443	45.8%
Earnout Shares	2,400,000	7.6%	2,400,000	7.8%
Shares underlying public warrants	8,625,000	27.4%	8,625,000	27.8%
Shares underlying private warrants	506,250	1.6%	506,250	1.6%
Option shares	1,958,642	6.2%	1,958,642	6.3%
Shares initially reserved for issuance under 2023 Plan	3,369,478	10.7%	3,322,840	10.7%
Total	31,448,465	100.0%	31,013,175	100.0%
The Business Combination Agreement
The following is a summary of the material terms of the Business Combination Agreement. A copy of the Business Combination Agreement is attached as Annex A to this proxy statement and is incorporated by reference into this proxy statement. The Business Combination Agreement is attached to this proxy statement to provide you with information regarding its terms. It is not intended to provide any other factual information about SportsMap, Merger Sub or ICI. The following description does not purport to be complete and is qualified in its entirety by reference to the Business Combination Agreement. You should refer to the full text of the Business Combination Agreement for details of the Business Combination and the terms and conditions of the Business Combination Agreement.
The Business Combination Agreement contains representations, warranties and covenants that SportsMap and Merger Sub, on the one hand, and ICI, on the other hand, have made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties to the Business Combination Agreement and are subject to important qualifications and limitations agreed to by the parties to the Business Combination Agreement in connection with negotiating the Business Combination Agreement. The representations, warranties and covenants in the Business Combination Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. SportsMap and ICI do not believe that the disclosure schedules contain information that is material to an investment decision. Additionally, the representations and warranties of the parties to the Business Combination Agreement may or may not have been accurate as of any specific date and do not purport to be accurate as of the date of this proxy statement. Accordingly, you should not rely on the representations, warranties and covenants in the Business Combination Agreement or the summaries thereof in this proxy statement as current characterizations of factual information about SportsMap, Merger Sub or ICI, or any other matter.
General; Structure of the Business Combination
On December 5, 2022, SportsMap, Merger Sub and ICI entered into the Business Combination Agreement, pursuant to which, on the terms and subject to the conditions of the Business Combination Agreement, Merger Sub will merge with and into ICI (the “Merger”), with ICI surviving the Merger as a wholly-owned subsidiary of SportsMap. Following completion of the Merger, SportsMap will change its name to “Infrared Cameras Holdings, Inc.” and it will be the direct parent of ICI. We sometimes refer to SportsMap, as renamed following completion of the Merger, as “New ICI”.
The Merger is to become effective by the filing of the “Certificate of Merger” with the Secretary of State of the State of Delaware and will be effective on the date and time at which the Certificate of Merger is accepted for filing by the Secretary of State of the State of Delaware or at such later date and time as may be agreed by SportsMap and ICI and specified in the Certificate of Merger (such time, the “Effective Time”). The Certificate of Merger will be filed at the Closing, which is to be held as promptly as reasonably practicable, but in no event later than the third business day after the satisfaction (or waiver, if permitted by applicable law) of the conditions set forth in the Business Combination Agreement (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions at the Closing), or at such other date and time as SportsMap and ICI may agree in writing.
Consideration and Conversion of Securities
At the Effective Time, by virtue of the Merger and without any action on the part of SportsMap, Merger Sub, ICI or the holders of any of the following securities:
•
each share of ICI Common Stock issued and outstanding immediately prior to the Effective Time (other than dissenting shares and shares held immediately prior to the Effective Time by ICI as treasury stock) will be converted into the right to receive such number of shares of SportsMap Common Stock equal to the Exchange Ratio;

•
each Participating Company Option will be converted into an option to purchase a number of shares of SportsMap Common Stock upon substantially the same terms and conditions (but taking into account any accelerated vesting provided for in ICI’s equity plan or any award agreement by reason of the Business Combination Agreement or the Business Combination) as are in effect with respect to such Participating Company Option prior to the Effective Time, except that such option shall represent the right to receive a number of shares of SportsMap Common Stock equal to the number of shares of ICI Class B Common Stock subject to such Participating Company Option prior to the Effective Time multiplied by the Exchange Ratio, and the exercise price per share shall be equal to the exercise price per share of such prior to the Effective Time multiplied by the Exchange Ratio; and each Out-of-the-Money Option will be cancelled and terminated for no consideration;

•
each share of common stock, par value $0.0001 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time will be converted into one share of common stock, par value $0.001 per share, of SportsMap;

•
each share of ICI Common Stock held immediately prior to the Effective Time by ICI as treasury stock will be cancelled and extinguished for no consideration; and

•
each dissenting share of ICI will not convert in the Merger and will be entitled to rely on such rights as are granted pursuant to Delaware law, subject to certain conditions set forth in the Business Combination Agreement and in accordance with applicable law.

The “Exchange Ratio” will be determined by (i) dividing the Adjusted Equity Value by $10, which is the value of one share of SportsMap Common Stock, and (ii) further dividing the quotient of the calculation in clause (i) by the aggregate number of shares of ICI Common Stock issued and outstanding immediately prior to the Effective Time (other than shares held immediately prior to the Effective Time by ICI as treasury stock) on a fully-diluted basis assuming the exercise of all Participating Company Options, excluding any such shares issuable upon exercise of Out-of-the-Money Options, which will be cancelled at the Effective Time. The “Adjusted Equity Value” will be equal to (a) $100,000,000, less (b) the aggregate amount of ICI’s outstanding indebtedness at the Effective Time, plus (c) the aggregate exercise price that would be paid in respect of Participating Company Options if all Participating Company Options were exercised in full immediately prior to the Effective Time, plus (d) all cash and cash equivalents of ICI as of immediately prior to the Effective Time, plus (e) the aggregate principal amount of the ICI Convertible Notes in each case on terms and subject to conditions set forth in the Business Combination Agreement.

Earnout
Pursuant to the Business Combination Agreement, SportsMap will reserve for issuance of the Earnout Shares. The Earnout Shares will be issued pro rata to the holders of ICI Common Stock if either (a) during the period beginning six months after the Closing and ending on December 31, 2024, the volume-weighted average price of the common stock of New ICI is greater than or equal to $12.50 per share over any 20 trading days within any 30 consecutive trading days, or the combined company consummates a transaction in which its stockholders have the right to receive consideration implying a value of at least $12.50 per share, or (b) New ICI achieves revenue of $68.5 million during the fiscal year ending December 31, 2024, subject to certain limitations set forth in the Business Combination Agreement.
Convertible Notes
The Business Combination Agreement provides that, if ICI raises additional capital by the issuance of ICI Convertible Notes on or after the date of the Business Combination Agreement but prior to the Closing, such ICI Convertible Notes will convert into ICI Class A Common Stock in accordance with their terms immediately prior to the Effective Time and will convert in the Merger in the same manner as ICI Common Stock. Such conversion is referred to herein as the “ICI Convertible Note Conversion”.
Representations, Warranties and Covenants
Representations and Warranties
The Business Combination Agreement contains customary representations, warranties and covenants of (a) ICI and (b) SportsMap and Merger Sub. These representations and warranties are subject to materiality, knowledge and other similar qualifications in many respects and expire at the Effective Time. These representations and warranties have been made solely for the benefit of the other parties to the Business Combination Agreement.
The Business Combination Agreement contains representations and warranties made by ICI to SportsMap and Merger Sub relating to a number of matters, including the following:
•
organization and qualification to do business;

•
subsidiaries and equity investments;

•
capitalization;

•
authority to enter into the Business Combination Agreement and each ancillary agreement to which it is a party;

•
financial statements;

•
no conflicts and required filings and consents;

•
permits and compliance with permits;

•
material contracts;

•
government contracts and proposals;

•
absence of certain changes or events;

•
absence of litigation;

•
compliance with applicable law;

•
employee benefit plans;

•
environmental matters;

•
intellectual property matters;

•
labor and employment matters;

•
insurance;

•
tax matters;

•
brokers;

•
validity of rights with respect to real property, and title to personal property;

•
transactions with affiliates of ICI and its subsidiaries;

•
data privacy and security;

•
compliance with international trade and anti-corruption laws;

•
information supplied for purposes of this proxy statement;

•
product warranty and product liability;

•
ICI’s investigation and reliance with respect to the representations and warranties of SportsMap and Merger Sub; and

•
the exclusivity of the representations and warranties of SportsMap and Merger Sub.

The Business Combination Agreement contains representations and warranties made by SportsMap and Merger Sub to ICI relating to a number of matters, including the following:
•
organization and qualification to do business;

•
authority to enter into the Business Combination Agreement and each ancillary agreement to which they are a party;

•
no conflicts and required filings and consents;

•
brokers;

•
information supplied for purposes of this proxy statement;

•
capitalization;

•
SEC filings and compliance with the Sarbanes-Oxley Act;

•
the SportsMap Trust Account;

•
transactions with affiliates of SportsMap, Merger Sub or the Sponsor;

•
absence of litigation;

•
compliance with applicable law;

•
no prior business activities;

•
financial statements and internal controls;

•
compliance with applicable Nasdaq listing rules;

•
tax matters;

•
absence of certain changes or events;

•
no undisclosed liabilities;

•
compliance with international trade and anti-corruption laws;

•
SportsMap’s and Merger Sub’s investigation and reliance with respect to the representations and warranties of ICI;

•
the exclusivity of the representations and warranties of ICI.

Under the Business Combination Agreement, certain representations and warranties of SportsMap, Merger Sub and ICI are qualified in whole or in part by materiality thresholds. In addition, certain representations and warranties of ICI are qualified in whole or in part by a Material Adverse Effect standard for purposes of determining whether a breach of such representations and warranties has occurred.
Pursuant to the Business Combination Agreement, a “Material Adverse Effect” means any change, event, effect, facts, development, circumstance or occurrence that, individually or in the aggregate with any other change, event, effect, fact, development, circumstance or occurrence, has had or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on (a) the business, results of operations or condition (financial or otherwise) of ICI and its subsidiaries, taken as a whole, or (b) the ability of ICI to consummate the Merger in accordance with the terms of the Business Combination Agreement; provided, however, that, in the case of clause (a) above, none of the following (or the effect of any of the following) shall be deemed to constitute, or be taken into account in determining whether there has been or would reasonably be expected to be, a “Material Adverse Effect”: any change, event, effect, fact, development, circumstance or occurrence from, or resulting from, (i) general business or economic conditions in or affecting the United States, or changes therein, or the global economy generally, (ii) any national or international political or social conditions in the United States or any other country, including the engagement by the United States or any other country in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence in any place of any military or terrorist attack, sabotage or cyberterrorism, (iii) changes in conditions of the financial, banking, capital or securities markets generally in the United States or any other country or region in the world, or changes therein, including changes in interest rates in the United States or any other country and changes in exchange rates for the currencies of any countries, (iv) changes in any applicable laws or GAAP or any interpretation thereof, (v) any change, event, effect or occurrence that is generally applicable to the industries or markets in which ICI or any of its subsidiaries primarily operates, (vi) the execution or public announcement of the Business Combination Agreement or the pendency or consummation of the Business Combination, including the impact thereof on the relationships, contractual or otherwise, of ICI and its subsidiaries with employees, customers, investors, contractors, lenders, suppliers, vendors, partners, licensors, licensees, payors or other third parties related thereto (provided that the exception described in this clause (vi) does not apply to the representations and warranties of ICI regarding non-contravention to the extent that its purpose is to address the consequences resulting from the execution, public announcement or pendency or consummation of the Business Combination or the condition in clause (a) of the below section titled “— Conditions to Closing — Conditions to the Obligations of SportsMap” to the extent it relates to such representations and warranties), (vii) any failure by ICI and its subsidiaries to meet, or changes to, any internal or published budgets, projections, forecasts, estimates or predictions (provided that the underlying facts and circumstances resulting in such failure may be taken into account in determining whether a Material Adverse Effect has occurred), or (viii) any hurricane, tornado, flood, earthquake, tsunami, natural disaster, mudslides, wild fires, epidemics, pandemics (including COVID-19 and certain COVID-19 measures) or quarantines, acts of God or other natural disasters or force majeure or other comparable events in the United States or any other country or region in the world, or any escalation of the foregoing; provided, however, that any change, event, effect or occurrence resulting from a matter described in any of the foregoing clauses (i) through (v) or (viii) may be taken into account in determining whether a Material Adverse Effect has occurred or is reasonably likely to occur to the extent such change, event, effect or occurrence has had or would reasonably be expected to have a disproportionate adverse effect on ICI and its subsidiaries, taken as a whole, relative to other participants operating in the industries or markets in which ICI or any of its subsidiaries operates.
Covenants
Conduct of Business by ICI pending the Merger
From the date of the Business Combination Agreement and until the earlier of the Closing or the termination of the Business Combination Agreement, ICI agrees to, except as expressly contemplated by the Business Combination Agreement or any ancillary agreement, as required by applicable law (including certain COVID-19 measures), as set forth on the ICI disclosure schedules, or as otherwise consented to in writing by SportsMap (which consent shall not be unreasonably conditioned, withheld, delayed or denied), use commercially reasonable efforts to (i) operate its business in the ordinary course in all material respects and (ii) maintain and preserve intact its business organization, assets, properties and business relations in all material respects.
From the date of the Business Combination Agreement and until the earlier of the Closing or the termination of the Business Combination Agreement, ICI further agrees not to, except as expressly contemplated by the Business Combination Agreement or any ancillary agreement, as required by applicable law (including certain COVID-19 measures), as set forth on the ICI disclosure schedules, or as otherwise consented to in writing by SportsMap (which consent shall not be unreasonably conditioned, withheld, delayed or denied), do any of the following (subject to certain limitations and exceptions): (i) declare, set aside or pay a dividend or other distribution, or repurchase or redeem any outstanding equity securities of ICI; (ii) merge, consolidate, combine or amalgamate ICI with any other person or purchase or otherwise acquire any corporation, partnership or other business organization or division thereof; (iii) amend its governing documents; (iv) sell or dispose of any material assets or properties of ICI or incur any lien on any material assets or properties of ICI; (v) sell, assign, abandon, lease, license or let expire any intellectual property required for ICI’s business, disclose any material trade secrets, or make any material adverse change to the operation or security of any material ICI IT systems, except in each case as would not reasonably be expected to have a ICI Material Adverse Effect; (vi) transfer dispose of, or subject to a lien, issue or grant, or adjust, split, combine or reclassify any equity securities of ICI or options, warrants, rights of conversion or similar securities convertible into or exercisable for equity securities of ICI; (vii) incur, create or assume any indebtedness; (viii) amend, modify or terminate any real property lease or any material contract, waive any material benefit under a material contract, or enter into any contract that would meet the definition of material contract set forth in the Business Combination Agreement if entered into prior to the date of the Business Combination Agreement; (ix) make any loans, advances or capital contributions to, guarantees for the benefit of or investments in any person; (x) make certain changes to or take certain actions under ICI’s employee benefits plans, increase or decrease compensation or benefits to certain service providers of ICI, hire or engage, or terminate, furlough or layoff, service providers whose annual compensation opportunity exceeds $250,000, take certain actions with respect to collective bargaining agreements or unions or similar labor organizations, or engage in or announce layoffs or reductions-in-force; (xi) make, change or revoke any material tax election, or take certain other material actions with respect to taxes; (xii) enter into a settlement or similar contract that requires ICI to pay any amount in excess of $200,000, or commence a lawsuit or other legal proceeding; (xiii) authorize, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization, reorganization or similar transaction; (xiv) change ICI’s accounting method, other than in accordance with PCAOB standards; (xv) enter into a contract with a broker, finder, investment banker, advisor or other person under which such person is entitled to a brokerage fee, finders’ fee or other commission or fees in connection with the Business Combination; (xvi) make any Change of Control Payment (as defined in the Business Combination Agreement); (xvii) enter into, conduct, engage in or operate any new line of business, change its operating policies, or discontinue or make any material change to the business of ICI; or (xviii) enter into any contract to take or cause any of the foregoing actions.
Conduct of Business by SportsMap pending the Merger
From the date of the Business Combination Agreement and until the earlier of the Closing or the termination of the Business Combination Agreement, SportsMap agrees to, except as expressly contemplated by the Business Combination Agreement or any ancillary agreement, as required by applicable law (including certain COVID-19 measures), as set forth on the SportsMap disclosure schedules, or as otherwise consented to in writing by ICI (which consent shall not be unreasonably conditioned, withheld, delayed or denied), use commercially reasonable efforts to (i) operate its business in the ordinary course in all material respects and (ii) maintain and preserve intact its business organization, assets, properties and business relations in all material respects.
From the date of the Business Combination Agreement and until the earlier of Closing or the termination of the Business Combination Agreement, SportsMap further termination of the Business Combination Agreement, SportsMap agrees not to, except as expressly contemplated by the Business Combination Agreement or any ancillary agreement, as required by applicable law (including any COVID-19 measures), as set forth on the SportsMap disclosure schedules, or as otherwise consented to in writing by ICI (which consent shall not be unreasonably conditioned, withheld, delayed or denied), do any of the following (subject to certain limitations and exceptions): (i) amend trust agreement or SportsMap’s or Merger Sub’s governing documents; (ii) declare, set aside or pay a dividend or other distribution, or repurchase or redeem any outstanding equity securities of SportsMap (other than pursuant to the exercise by SportsMap Stockholders of redemption rights in connection with the Business Combination); (iii) split, combine or reclassify any of its equity securities or issue any security in respect of, in lieu of or in substitution for its capital stock; (iv) incur, create or assume any indebtedness; (v) make any loans or advances to, or capital contributions in, any other person; (vi) issue any equity securities or grant any additional options, warrants or stock appreciation rights with respect to its equity securities, other than in connection with the exercise of any SportsMap Warrant outstanding as of the date of the Business Combination Agreement; (vii) amend, modify or renew any related-party transaction; (viii) engage in any activities or business, or incur any material liabilities, other than as permitted under the Business Combination Agreement; (ix) authorize, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation or dissolution; (x) enter into any contract with any broker, finder, investment banker, advisor or other person for any brokerage fee, finders’ fee or other commission or fees in connection with the Business Combination; (xi) make, change or revoke any material tax election or take certain other material actions with respect to taxes; (xii) grant or establish any form of compensation or benefits to any current or former employee, officer, director or individual independent contractor or other consultant of SportsMap; or (xiii) enter into any contract to take, or cause to be taken, any of the actions.
SportsMap Stockholders’ Meeting
SportsMap has agreed to call and hold the Special Meeting of SportsMap Stockholders for the purpose of voting on the Transaction Proposals (as defined in the Business Combination Agreement) as promptly as reasonably practicable after this proxy statement is filed in definitive form (and in any event within three business days after such date). Sports has further agreed, through the SportsMap Board, to recommend to its stockholders the adoption and approval of each of the Transaction Proposals, and to include such recommendation in this proxy statement. SportsMap may postpone or adjourn the Special Meeting on one or more occasions for up to 15 days (1) to solicit additional proxies for the purpose of obtaining the approval of the SportsMap Stockholders of the Business Combination Proposal and the other proposals set forth in this proxy statement, (2) for the absence of a quorum, (3) to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosures that SportsMap has determined, based on the advice of outside legal counsel, is reasonably likely to be required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the SportsMap Stockholders prior to the Special Meeting, or (4) if the holders of SportsMap Common Stock have elected to redeem a number of shares of SportsMap Common Stock as of such time that would reasonably be expected to result in the condition set forth in subsection (c) under the heading “— Conditions to Closing — Mutual Conditions” not being satisfied, provided that, without the consent of ICI, in no event will SportsMap adjourn the Special Meeting for more than 15 business days later than the most recently adjourned meeting or to a date that is after the Termination Date (as defined below). SportsMap has agreed to, acting through the SportsMap Board (or a committee thereof), upon request by ICI, postpone or adjourn the Special Meeting one or more times until the date on which SportsMap has received proxies and votes representing a sufficient number of shares to obtain the SportsMap Stockholder Approval.
Exclusive Dealing
From the date of the Business Combination Agreement until the earlier of the Closing or the termination of the Business Combination Agreement, ICI agrees not to, and to cause its representatives not to, directly or indirectly: (i) solicit, initiate, knowingly encourage (including by means of furnishing or disclosing information), knowingly facilitate, discuss or negotiate, directly or indirectly, any inquiry, proposal or offer (written or oral) with respect to an ICI Acquisition Proposal; (ii) furnish or disclose any non-public information to any person in connection with, or that could reasonably be expected to lead to, an ICI Acquisition Proposal; (iii) enter into any contract or other arrangement or understanding regarding an ICI Acquisition Proposal; (iv) make any filings with the SEC in connection with a public offering of any securities of ICI (or any affiliate or successor of ICI), or (v) otherwise cooperate in any way with, or assist or participate in, or knowingly facilitate or encourage any effort or attempt by any person (other than SportsMap or Merger Sub) to do, or seek to do, any of the foregoing. ICI agrees to (A) notify SportsMap promptly upon receipt of any ICI Acquisition Proposal by ICI, and to describe the material terms and conditions of any such ICI Acquisition Proposal in reasonable detail (including the identity of any person or entity making such ICI Acquisition Proposal), and (B) keep SportsMap reasonably informed on a current basis of any modifications to such offer or information. An “ICI Acquisition Proposal” refers to (a) any transaction or series of related transactions under which any person(s), directly or indirectly, acquires or otherwise purchases ICI or any of its controlled affiliates or all or a material portion of assets, equity securities or business (whether by merger, consolidation, recapitalization, purchase or issuance of equity securities, purchase of assets, tender offer or otherwise), or (b) any equity or similar investment in ICI or any of its controlled affiliates (other than the issuance of the applicable class of shares of capital stock of ICI upon the exercise or conversion of any ICI Options outstanding on the date of the Business Combination Agreement in accordance with the terms of ICI’s equity plan and the underlying grant, award or similar agreement).
From the date of the Business Combination Agreement until the earlier of the Closing or the termination of the Business Combination Agreement, each of SportsMap and Merger Sub agrees not to, and to cause its representatives not to, directly or indirectly: (i) solicit, initiate, knowingly encourage (including by means of furnishing or disclosing information), knowingly facilitate, discuss or negotiate, directly or indirectly, any inquiry, proposal or offer (written or oral) with respect to a SportsMap Acquisition Proposal; (ii) furnish or disclose any non-public information to any person in connection with, or that could reasonably be expected to lead to, a SportsMap Acquisition Proposal; (iii) enter into any contract or other arrangement or understanding regarding a SportsMap Acquisition Proposal; or (iv) otherwise cooperate in any way with, or assist or participate in, or knowingly facilitate or encourage any effort or attempt by any person (other than ICI) to do, or seek to do, any of the foregoing. SportsMap agrees to (A) notify ICI promptly upon receipt of any SportsMap Acquisition Proposal by SportsMap or Merger Sub, and to describe the material terms and conditions of any such SportsMap Acquisition Proposal in reasonable detail (including the identity of any person or entity making such SportsMap Acquisition Proposal) and (B) keep ICI reasonably informed on a current basis of any modifications to such offer or information. A “SportsMap Acquisition Proposal” refers to (a) any transaction or series of related transactions under which SportsMap or any of its controlled affiliates, directly or indirectly, acquires or otherwise purchases any other person or entity, engages in a business combination with any other person or entity or acquires or otherwise purchases all or a material portion of the assets, equity securities or business of any other person or entity (whether by merger, consolidation, recapitalization, purchase or issuance of equity securities, purchase of assets, tender offer or otherwise) or (b) any equity or similar investment in SportsMap or any of its controlled affiliates.
Stock Exchange Listing
SportsMap will satisfy all applicable initial and continuing Nasdaq listing requirements, and will use its reasonable best efforts to (a) remain listed as a public company on Nasdaq from the date of the Business Combination Agreement through the Closing and (b) cause the SportsMap Common Stock issuable in the Business Combination to be approved for listing on Nasdaq or another National Exchange (as defined in the Business Combination Agreement), in each case, as promptly as reasonably practicable after the date of the Business Combination Agreement and in any event prior to the Effective Time. ICI agrees to reasonably cooperate with SportsMap with respect to such matters.
Other Covenants and Agreements
The Business Combination Agreement contains other customary covenants and agreements, including covenants related to:
•
the parties using reasonable best efforts to take all actions reasonably necessary to consummate and make effective as promptly as reasonably practicable the Business Combination and the other transactions contemplated by the Business Combination Agreement;

•
prompt notification by the parties to the other parties of certain matters;

•
confidentiality and access to information;

•
public announcements relating the Business Combination;

•
tax matters;

•
the preparation and filing of this proxy statement;

•
the disbursement of funds from the Trust Account in connection with the Closing;

•
director and officer indemnification and insurance;

•
SportsMap keeping current and timely its required filings with the Securities and Exchange Commission;

•
certain employee benefit matters;

•
ICI’s delivery of its audited financial statements.

•
the adoption of the Equity Incentive Plan prior to the Closing

•
ICI taking all actions necessary to terminate all transactions with any related party;

•
the election to the New ICI Board of the individuals designated by SportsMap and ICI pursuant to the Business Combination Agreement;

•
ICI’s negotiation and entry into employment agreements with certain key executives of ICI; and

•
ICI’s delivery to SportsMap of its calculations of any required payments under Section 280G of the Code;

Conditions to Closing
Mutual Conditions
The obligations of SportsMap, Merger Sub and ICI to consummate the Business Combination, including the Merger, are subject to the satisfaction (or waiver, if permitted by applicable law) of the following conditions:
(a)
there being in effect no order or law entered, issued, enacted or promulgated by any court of competent jurisdiction or other governmental entity, or other legal restraint or prohibition, preventing, making unlawful, restraining or prohibiting the consummation of the Business Combination;

(b)
this proxy statement receiving the required clearance from the SEC;

(c)
the SportsMap Common Stock issuable in the Business Combination having been approved for listing on Nasdaq or another National Exchange (as defined in the Business Combination Agreement);

(d)
the Required SportsMap Stockholder Approval having been obtained; and

(e)
after giving effect to the Business Combination, SportsMap having at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) immediately after the Effective Time.

Conditions to the Obligations of SportsMap and Merger Sub
The obligations of SportsMap and Merger Sub to consummate the Business Combination, including the Merger, are subject to the satisfaction (or waiver, if permitted by applicable law) of the following additional conditions:
(a)
the representations and warranties of ICI contained in the Business Combination Agreement being true and correct subject to various materiality standards set forth in the Business Combination Agreement;

(b)
ICI having performed and complied in all material respects with the covenants and agreements required by the Business Combination Agreement;

(c)
no Material Adverse Effect occurring since the date of the Business Combination Agreement;

(d)
the conversion of any ICI convertible promissory notes occurring; and

(e)
ICI delivering to SportsMap, or being ready to deliver at the Closing, duly executed copies of the Registration Rights Agreement and the Lock-Up Agreements, and certain other deliverables specified in the Business Combination Agreement.

Conditions to the Obligations of ICI
The obligation of ICI to consummate the Business Combination, including the Merger, is subject to the satisfaction (or waiver, if permitted by applicable law) of the following additional conditions:

(a)
the representations and warranties of SportsMap and Merger Sub contained in the Business Combination Agreement being true and correct subject to various materiality standards set forth in the Business Combination Agreement;

(b)
each of SportsMap and Merger Sub having performed or complied in all material respects with all agreements and covenants required by the Business Combination Agreement to be performed or complied with by it on or prior to the Effective Time;

(c)
SportsMap having satisfied all initial and continuing listing requirements of Nasdaq or other applicable trading market, and not having received any notice of non-compliance from Nasdaq or such other trading market which has not been cured prior to, or would not be cured at or immediately following, the Effective Time;

(d)
the Aggregate Transaction Proceeds being equal to or greater than $10,000,000; and

(e)
SportsMap delivering to ICI, or being ready to deliver at the Closing, duly executed copies of the Registration Rights Agreement and the Lock-Up Agreements, and certain other deliverables specified in the Business Combination Agreement.

Termination
The Business Combination Agreement may be terminated and the Business Combination may be abandoned at any time prior to the Closing:
(a)
by mutual written consent of SportsMap and ICI;

(b)
by SportsMap if there is a breach of any representation or warranty, or failure to perform any covenant or agreement on the part of ICI set forth in the Business Combination Agreement such that the conditions described in subsections (a) and (b) under the heading ““Conditions to Closing — Conditions to the Obligations of SportsMap and Merger Sub” could not be satisfied and the breach or breaches of such representations or warranties, or failure to perform any covenant or agreement, as applicable, is not cured or cannot be cured within the earlier of (i) 30 days after written notice thereof is delivered to ICI by SportsMap or (ii) the Termination Date, provided that neither of SportsMap nor Merger Sub is itself in breach of its obligations under the Business Combination Agreement so as to prevent the conditions described in subsections (a) and (b) under the heading “Conditions to Closing — Conditions to the Obligations of ICI” from being satisfied;

(c)
by ICI if there is a breach of any representation or warranty, or failure to perform any covenant or agreement on the part of SportsMap or Merger Sub set forth in the Business Combination Agreement such that the conditions described in subsections (a) and (b) under the heading “Conditions to Closing — Conditions to the Obligations of ICI” could not be satisfied and the breach or breaches of such representations or warranties, or failure to perform any covenant or agreement, as applicable, is not cured or cannot be cured within the earlier of (i) 30 days after written notice thereof is delivered to ICI by SportsMap or (ii) the Termination Date, provided that ICI is not itself in breach of its obligations under the Business Combination Agreement so as to prevent the conditions described in subsections (a) and (b) under the heading “Conditions to Closing — Conditions to the Obligations of SportsMap and Merger Sub” from being satisfied;

(d)
by either SportsMap or ICI if the transactions contemplated by the Business Combination Agreement have not been consummated on or prior to December 20, 2023 (the “Termination Date”); provided that the Business Combination Agreement may not be terminated on this basis by any party whose breach of any of its covenants or obligations under the Business Combination Agreement has proximately caused the failure to consummate the transactions contemplated by the Business Combination Agreement on or prior to the Termination Date;

(e)
by either SportsMap or ICI if any governmental entity has entered, issued, enacted, or promulgated any order or law or taken any other action permanently enjoining, preventing, restraining, making unlawful or otherwise prohibiting the transactions contemplated by the Business Combination Agreement and such order, law or other action has become final and nonappealable, provided that the Business Combination Agreement may not be terminated on this basis by any party whose breach of any of its covenants or obligations under the Business Combination Agreement has proximately caused the entry, issuance, enactment or promulgation of such order or law or the occurrence of such other action; or
(f)
the Special Meeting has been held (including any adjournment or postponement thereof) and the Required SportsMap Stockholder Approval was not obtained.

Effect of Termination
Subject to customary exceptions for confidentiality and certain other general provisions, if the Business Combination Agreement is terminated, the Business Combination Agreement will become void and have no effect, without any liability on the part of any party thereto, or such party’s respective affiliates, officers, directors, employees or stockholders, other than liability for any willful breach of any covenant or agreement set forth in the Business Combination Agreement or fraud.
Governing Law
The Business Combination Agreement is governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Delaware.
Amendments
The Business Combination Agreement may be amended or modified only by a written agreement executed and delivered by (a) SportsMap and ICI prior to the Closing and (b) SportsMap and the Sponsor after the Closing.
Ownership of New ICI
As of the date of this proxy statement, there are 5,184,944 shares of SportsMap Common Stock issued and outstanding, which includes an aggregate of 2,680,000 shares of SportsMap Common Stock held by the Sponsor. In addition, as of the date of this proxy statement, there is outstanding an aggregate of 9,131,250 warrants to acquire SportsMap Common Stock, comprised of 506,250 Private Placement Warrants held by the Sponsor and the other SportsMap Initial Stockholders and 8,625,000 Public Warrants. Each whole warrant entitles the holder thereof to purchase one share of New ICI Common Stock. Therefore, as of the date of this proxy statement (without giving effect to the Business Combination and assuming that none of SportsMap’s outstanding public shares are redeemed in connection with the Business Combination), SportsMap’s fully diluted share capital would be 14,316,194 shares of SportsMap Common Stock following an initial business combination.
The following table illustrates varying approximate ownership levels in New ICI Common Stock immediately following the consummation of the Business Combination based on the varying levels of redemptions by the public stockholders and the additional assumptions noted below.
	Assuming No Additional Redemptions		Assuming Maximum Redemptions
	Shares	Ownership Percentage	Shares	Ownership Percentage
Ownership Group:
SportsMap Sponsor and Insiders	2,840,000	19.5%	2,840,000	20.0%
SportsMap Public Stockholders(1)	1,634,944	11.2%	1,246,292	8.8%
SportsMap Advisors(2)	1,362,500	9.3%	1,362,500	9.6%
ICI Securityholders(3)	8,751,651	60.0%	8,751,651	61.6%
Total	14,589,095	100.0%	14,200,443	100.0%

(1)
Number of shares owned by SportsMap Public Stockholders shown is the number of shares outstanding following the redemption of 9,865,056 public shares of SportsMap Common Stock at the special meeting of SportsMap Stockholders on April 14, 2023. The 9,865,056 public shares of SportsMap Common Stock redeemed represented approximately 65.5% of the shares of SportsMap Common Stock issued and outstanding on such date and approximately 85.8% of the public shares then-outstanding.

(2)
Includes (i) 575,000 shares of SportsMap Common Stock purchased by Roth in connection with the IPO, (ii) 135,000 Private Shares included as part of the Private Placement Units purchased by in connection with the IPO, (iii) 402,500 shares of New ICI Common Stock to be issued to Roth at Closing as payment of their $4,025,000 fee to serve as underwriter for the IPO, (iv) 175,000 shares of New ICI Common Stock to be issued to the Craig-Hallum at Closing as payment of their portion of the M&A Advisory Fee and (v) 75,000 shares of New ICI Common Stock to be issued to Roth as payment of their portion of the M&A Advisory Fee. The fees described in (iii), (iv) and (v) will not be reduced or altered due to redemptions.

(3)
Includes (i) 8,538,040 shares of New ICI Common Stock to be issued in exchange for shares held by existing ICI stockholders and (ii) 213,611 shares of New ICI Common Stock to be issued to ICI Convertible Note Investors. Shares of ICI Common Stock have been converted into shares of New ICI Common Stock at an assumed Exchange Ratio of 13.08; however, the actual Exchange Ratio will be calculated based on ICI’s outstanding capital stock as of immediately prior to the Effective Time.

(4)
Public Stockholders will experience additional dilution to the extent New ICI issues additional shares after the Closing. The tables above do not include (i) up to 8,625,000 shares of New ICI Common Stock that will be issuable upon exercise of the public warrants at an exercise price of $11.50 per share, (ii) 1,958,642 shares of New ICI Common Stock that will be issuable upon the exercise of existing Participating Company Options or (iii) shares up to 2,400,000 Earnout Shares that will be issuable if certain conditions are met, as described elsewhere in this proxy statement, (iv) up to 506,250 shares of New ICI Common Stock that will be issuable upon exercise of the private warrants at an exercise price of $11.50 per share, or (v) shares of New ICI Common Stock that will be available for issuance under the 2023 Plan, which will initially be equal to 12% of the fully-diluted shares as of the Closing. The following table illustrates the impact on relative ownership levels assuming the issuance of all such shares.

	Assuming No Additional Redemptions		Assuming Maximum Redemptions
	Shares	Ownership Percentage	Shares	Ownership Percentage
Total shares of New ICI Common Stock outstanding at closing of the transaction	14,589,095	46.4%	14,200,443	45.8%
Earnout Shares	2,400,000	7.6%	2,400,000	7.8%
Shares underlying public warrants	8,625,000	27.4%	8,625,000	27.8%
Shares underlying private warrants	506,250	1.6%	506,250	1.6%
Option shares	1,958,642	6.2%	1,958,642	6.3%
Shares initially reserved for issuance under 2023 Plan	3,369,478	10.7%	3,322,840	10.7%
Total	31,448,465	100.0%	31,013,175	100.0%
Related Agreements
This section describes certain additional agreements entered into or to be entered into pursuant to the Business Combination Agreement, but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of each of the agreements. The forms of these agreements are attached as annexes hereto. You are urged to read such forms of agreements in their entirety prior to voting on the proposals presented at the Special Meeting.
Sponsor Letter Agreement
Concurrently with the execution of the Business Combination Agreement, the Sponsor, SportsMap, ICI and certain other holders of SportsMap Common Stock entered into the Sponsor Letter Agreement,

pursuant to which the Sponsor and each such holder agreed, among other things, (a) to vote all of the shares of SportsMap Common Stock beneficially owned by the Sponsor and such holders in favor of the adoption of the Business Combination Agreement and the approval of the Business Combination, (b) not to redeem any of its shares of SportsMap Common Stock in connection with the Business Combination, (c) to be bound by certain other covenants and agreements related to the Business Combination, and (d) to be bound by certain transfer restrictions with respect to its shares of SportsMap Common Stock prior to the Closing, in each case, on the terms and subject to the conditions set forth in the Sponsor Letter Agreement.
For more information about the Sponsor Letter Agreement, see the section entitled “Proposal No. 1 — The Business Combination Proposal — Sponsor Letter Agreement.”
Transaction Support Agreement
Concurrently with the execution of the Business Combination Agreement, SportsMap, ICI and each of the holders of ICI Class A Common Stock entered into the Transaction Support Agreement, pursuant to which each such holder agreed, among other things, (a) to vote all of the shares of ICI Common Stock beneficially owned by such holder (which vote may be done by executing a written consent) in favor of any actions required in furtherance of the Merger, the conversion of any ICI Convertible Notes entered into by ICI on or after the date of the Business Combination Agreement but prior to the Closing, and the transactions contemplated by the Business Combination Agreement, (b) to be bound by certain other covenants and agreements related to the Business Combination, and (c) to be bound by certain transfer restrictions with respect to its shares in ICI prior to the Closing, in each case, on the terms and subject to the conditions set forth in the Transaction Support Agreement.
For more information about the Transaction Support Agreement, see the section entitled “Proposal No. 1 — The Business Combination Proposal — Transaction Support Agreement.”
Registration Rights Agreement
The Business Combination Agreement provides that, at Closing, SportsMap, the Sponsor, certain other holders of SportsMap Common Stock, each current holder of ICI Class A Common Stock and certain holders of Participating Company Options will enter into the Registration Rights Agreement pursuant to which, among other things, SportsMap will grant to such holders certain customary registration rights with respect to the shares of SportsMap Common Stock they hold or will receive in the Business Combination.
Pursuant to the Registration Rights Agreement, SportsMap will agree to file a registration statement within 30 calendar days after the Closing registering the resale of the SportsMap Common Stock under the Registration Rights Agreement, and SportsMap must use its commercially reasonable efforts to have the registration statement declared effective by the SEC as soon as practicable after the filing thereof, but no later than the earlier of (a) the 90th calendar day following the filing date thereof if the SEC notifies the Company that it will “review” the registration statement and (b) the 10th business day after the date SportsMap is notified by the SEC that the registration statement will not be “reviewed” or will not be subject to further review. SportsMap thereafter will be required to maintain a registration statement that is continuously effective and to cause the registration statement to regain effectiveness in the event that it ceases to be effective.
At any time the registration statement is effective, the Sponsor Majority Holders (as defined in the Registration Rights Agreement) may collectively demand not more than one underwritten shelf takedown and the ICI Holders (as defined in the Registration Rights Agreement) may collectively demand not more than three underwritten shelf takedowns, in each case, in any 12 month period, in order to sell all or a portion of its securities that are registrable pursuant to the registration statement for a total offering price reasonably expected to exceed, in the aggregate, $25 million. In addition, such holders will have certain “piggyback” registration rights with respect to registrations initiated by SportsMap and other SportsMap Stockholders. SportsMap will bear the expenses incurred in connection with the filing of any registration statements pursuant to the Registration Rights Agreement, subject to limited exceptions.

The foregoing description of the Registration Rights Agreement is subject to and qualified in its entirety by reference to the full text of the form Registration Rights Agreement, a copy of which is attached hereto as Annex H, and the terms of which are incorporated herein by reference.
Lock-Up Agreements
At the Closing, SportsMap, the Sponsor, certain holders of SportsMap Common Stock, each current holder of ICI Class A Common Stock and certain holders of Participating Company Options are expected to enter into the Lock-Up Agreements, pursuant to which, among other things, such holders will agree to be subject, to restrictions on the transfer of the shares of New ICI Common Stock (or shares issuable in respect of options to purchase shares of New ICI Common Stock) they hold or will receive in the Business Combination for (i) with respect to 50% of such shares, the earlier of (a) six months after the date of Closing and (b) the first date on which the closing price of a share of New ICI Common Stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and similar transactions) for any 20 trading days within any 30-trading day period commencing after the Closing; and (ii) with respect to the remainder of such shares, six months after the Closing Date.
The foregoing description of the Lock-Up Agreements is subject to and qualified in its entirety by reference to the full text of the form of Lock-Up Agreement, a copy of which is included as Annex G hereto, and the terms of which are incorporated herein by reference.
ICI Convertible Notes
From December 2022 through May 2023, ICI issued the ICI Convertible Notes to the ICI Convertible Noteholders in an aggregate principal amount of approximately $1.1 million. The ICI Convertible Notes have a maturity date of six months from the effective date and bear a paid-in-kind interest rate of 10% per annum, which increased to 12% effective on February 15, 2023.
At the Closing, the ICI Convertible Notes will convert into shares of ICI Class A Common Stock immediately prior to the Effective Time and will convert in the Merger in the same manner as ICI Common Stock.
SportsMap and ICI are currently in discussions with potential investors regarding the purchase of additional ICI Convertible Notes. No agreements for additional funding through the sale of additional ICI Convertible Notes have been entered into at this time, but the terms of any additional ICI Convertible Notes are currently expected to bear the same terms as the existing ICI Convertible Notes.
PIPE and Private Placements Agreements
SportsMap, ICI and their advisors are currently in discussion with potential PIPE investors regarding the raising of additional funds in order to help ensure that the condition in the Business Combination Agreement that the Aggregate Transaction Proceeds be at least $10.0 million is satisfied. Each such potential PIPE investor either has prior business relationships with the SportsMap or ICI management teams or were introduced to the parties by their advisors, Roth Capital Partners, LLC, and Craig-Hallum Capital Group. No agreements for PIPE funding have been entered into at this time and the terms of potential PIPE agreements have not yet been determined.
The Background of the Business Combination: SportsMap Tech Acquisition Corp. and Infrared Cameras Holdings, Inc.
SportsMap was incorporated in Delaware as a blank check company in May 2021, with the objective to acquire, through a merger, share exchange, asset acquisition, stock purchase, recapitalization, or other similar business combination, one or more businesses or entities. Although the efforts of SportsMap to identify a prospective target have not been limited to any particular industry or geographic region, SportsMap initially intended to focus on operating entities in sports technology, specifically businesses aiming to use technology to transform the sports industry.
On October 21, 2021, SportsMap consummated its initial public offering of 11,500,000 units at a price of $10.00 per unit (including 1,500,000 units from the full exercise of the underwriters’ over-allotment option), generating gross proceeds of $115,000,000. Simultaneously with the closing of the IPO, SportsMap consummated the sale of 675,000 Private Placement Units to the Sponsor and Roth Capital, LLC, at a price of $10.00 per unit, generating gross proceeds of $6,750,000. Following the IPO, the exercise of the over-allotment option and the sale of the Private Placement Units, a total of $117,300,000 was deposited into a U.S.-based trust account with Continental Stock Transfer & Trust Company, acting as trustee.
In connection with a special meeting of SportsMap Stockholders, held on April 14, 2023, the SportsMap Stockholders elected to redeem 9,865,056 public shares of SportsMap Common Stock and to extend SportsMap’s business combination period monthly, for up to eight months, from April 20, 2023, ultimately until as late as December 20, 2023. The 9,865,056 public shares of SportsMap Common Stock redeemed at the stockholder meeting on April 14, 2023 represented approximately 65.5% of the shares of SportsMap Common Stock issued and outstanding on such date and approximately 85.8% of the public shares then-outstanding.
The holders of the private SportsMap Units have agreed (A) to vote the SportsMap Common Stock underlying their private SportsMap Units in favor of any proposed business combination, (B) not to propose, or vote in favor of, an amendment to SportsMap’s amended and restated certificate of incorporation with respect to SportsMap’s activities prior to the consummation of a merger unless SportsMap provides dissenting public shareholders with the opportunity to convert their public shares in connection with any such vote, (C) not to convert any SportsMap Common Stock underlying the private SportsMap Units into the right to receive cash from SportsMap’s Trust Account in connection with a shareholder vote to approve an initial business combination or a vote to amend the provisions of SportsMap’s amended and restated certificate of incorporation relating to shareholders’ rights or pre-business combination activity or sell their SportsMap Common Stock to SportsMap in connection with a tender offer SportsMap engages in and (D) that the SportsMap Common Stock underlying the private SportsMap Units shall not participate in any liquidating distribution upon winding up if a business combination is not consummated. The purchasers have also agreed not to transfer, assign or sell any of the Private Placement Units or underlying securities (except to transferees that agree to the same terms and restrictions) until the completion of an initial business combination.
SportsMap paid an up-front underwriting fee of $2,300,000 (2.0%) of the per unit offering price to the underwriter at the closing of the IPO and over-allotment, with an additional fee of $4,025,000 of 3.5% of the gross offering proceeds payable upon SportsMap’s completion of its initial business combination as a commission under a business combination marketing agreement with Roth Capital Partners, LLC. The commission will become payable to the underwriter from the amounts held in the Trust Account solely in the event SportsMap completes its initial business combination. In the event that SportsMap does not close its initial business combination, the underwriter has waived its right to receive the commission. The underwriter is not entitled to any interest accrued on the commission. Craig-Hallum Capital Group and Roth Capital Partners, LLC (collectively, “the SportsMap Advisors”), acted as the underwriters of the IPO.
Immediately after the closing of the IPO and exercise of the over-allotment option, the officers and directors of SportsMap began to contact potential targets for a business combination. In addition, SportsMap was contacted by a number of individuals and entities with respect to business combination opportunities. The transactional criteria for David Gow, Lawson Gow and Jacob Swain (“SportsMap’s management team”) included: (1) that the target had a strong strategic position and was poised for growth; (2) that SportsMap’s management team determined that the target had a management team capable of running a public entity and scaling its business; (3) that the target operated in a large addressable market; (4) that the target would benefit from support of the SportsMap Board and SportsMap’s access to capital; and (5) that the target would have an enterprise value within a range of $95M to $700M.
Between November 1, 2021, and September 23, 2022, SportsMap reviewed approximately 60 potential merger targets and submitted nine preliminary proposals to certain of those potential targets, including ICI. SportsMap did not provide formal proposals to the other 51 potential targets primarily due to the target’s valuation expectations, early stage, desire for a large amount of capital at closing, or SportsMap’s determination that the target lacked a scalable business plan. SportsMap’s management team held frequent discussions regarding various targets during the November 1, 2021, to September 23, 2022, period, both internally and externally with potential target management teams, and held meetings with sector professionals and experts. No discussions regarding a potential merger target were held prior to SportsMap’s IPO.
With regard to the eight targets with which SportsMap submitted proposals and did not pursue a business combination:
Target One:   Target One, an entity that provides venues for playing a particular sports alongside high-quality food and beverage, was introduced to SportsMap by an investor in Gow Media, a business run by David Gow, CEO of SportsMap. SportsMap first met Target One on November 12, 2021, and shortly thereafter attended Target One’s opening of a new venue on December 17, 2021. On January 6, 2022, Mr. Gow, Lawson Gow and Ryan Hulstrand of Craig-Hallum met in person with the owner of Target One at Target One’s headquarters. Both parties were positive about proceeding with the combination but acknowledged a need to wait until Target One’s financials were audited. On June 8, 2022, SportsMap sent to Target One a preliminary proposal that included a pre-transaction enterprise value of $120 million. Target One was concerned about high redemption rates for SPACs and notified SportsMap on June 20, 2022, that it would pursue other financing alternatives.
Target Two:   SportsMap contacted to Target Two, a company that provides training and social venues with food and beverage around a particular sport, on January 24, 2022, after reading about the company’s growth on a public website. Mr. Gow first met with an executive at Target Two in person on February 8, 2022, and on March 16, 2022, Mr. Gow met representatives of the executive team of Target Two in person at a conference hosted by a SportsMap Advisor. The parties ceased discussions in April 2022 as there appeared to be a difference in the parties’ valuation expectations. Mr. Gow reconnected with the executives at Target Two on June 8, 2022, and SportsMap made a proposal on July 14, 2022, that included a pre-transaction enterprise value of $450 million. Target Two communicated to SportsMap that it was no longer interested in combining with a SPAC due to high redemption rates.
Target Three:   SportsMap met Target Three, a leading provider of CBD products, at a conference hosted by a SportsMap Advisor on March 16, 2022. The parties conducted several follow up calls between March 23 and May 4, 2022. On May 6, 2022, SportsMap made a proposal that included a pre-transaction enterprise value of $175 million. Target Three communicated that the entity was not ready to be a public company.
Target Four:   SportsMap contacted Target Four, which provides ecommerce solutions for the procurement of industrial parts, on April 18, 2022, after reading about the company on a public website. Mr. Gow met with the CEO of Target Four in person on May 5, 2022, and held a follow-up call with representatives of the SportsMap Advisors on May 11, 2022. On May 24, 2022, SportsMap made a proposal that included a pre-transaction enterprise value of $270 million. Target Four decided that it would rather pursue private financing.
Target Five:   Target Five, a leading retailer of outdoor sports gear and apparel, was introduced to SportsMap on June 5, 2022, by an investment bank engaged by Target Five. Between June 12 and June 30, 2022, the SportsMap team held several conference calls with Target Five’s investment bank and then with Target Five’s management. On July 13, 2022, SportsMap management made a proposal in person to the owners of Target Five that included a pre-transaction enterprise value of $95 million. Target Five informed SportsMap that it wished to remain a private company.
Target Six:   SportsMap contacted Target Six, an entity that provides indoor venues for a particular sport alongside quality food and beverage, on August 8, 2022, after hearing about the business on public television. The parties held a second conference call on August 18, 2022, which led to an in-person meeting on August 23, 2022, that included the ownership group of Target Six, Mr. Gow, and representatives from the SportsMap Advisors, including Matt Day of Roth Capital Partners and Jack Obrien of Craig-Hallum. On August 31, 2022, SportsMap made a proposal that included a pre-transaction enterprise value of $125 million. Target Six declined the proposal due to concerns regarding high redemption rates for SPACs and the potential long-term dilutive impact of the SportsMap Warrants.
Target Seven:   Target Seven, a manufacturer of sports and other health supplements, contacted SportsMap on June 24, 2022, which was known to Target Seven due to a longstanding business relationship between a key executive at Target Seven and a SportsMap Advisor. On July 28, 2022, Mr. Gow met with the largest owner of Target Seven at their company headquarters, and on September 6, 2022, Target Seven made a presentation to SportsMap’s Board. On September 8, 2022, SportsMap submitted a proposal that included a pre-transaction enterprise value of $125 million. Target Seven countered with a proposal that required a large amount of capital at closing, including a large cash payment to the owner. SportsMap believed it could not meet the proposed cash requirements and ceased discussions with Target Seven on September 10, 2022.
Target Eight:   SportsMap was introduced to Target Eight, a manufacturer of rehabilitation equipment for severe injuries, on July 18, 2022, by an investment bank engaged by Target Eight. After several conference calls with Target Eight between July 20 and August 31, 2022, SportsMap met in person with the primary owner of Target Eight on September 9, 2022. The following week, on September 13, 2022, the primary owner of Target Eight made a presentation to the SportsMap Board. On September 15, 2022, SportsMap submitted a proposal that included a pre-transaction enterprise value of $250 million. SportsMap believes that Target Eight was in discussions with at least one other SPAC and was not ready to make a commitment within SportsMap’s desired timeline for a business combination, and discussions ceased on September 22, 2023.
The Background of SportsMap’s Interaction with ICI
In March of 2022, SportsMap officially expanded its search for a target company outside of sports-related industries, and in early July of 2022 SportsMap’s management team read about ICI in a media publication regarding growing private companies based in Texas. The SportsMap team then reached out to ICI’s founder and majority stockholder, Gary Strahan, in early July to arrange for an initial meeting between representatives of the two companies.
On July 22, 2022, representatives of SportsMap, including David Gow, Mr. Lawson Gow and Justin Chang had an initial call with Mr. Strahan. Mr. Strahan presented the history of ICI and shared that the company had considered a SPAC combination earlier in the year. The two sides agreed to set up further discussions and entered into an NDA on July 27, 2022.
On August 1, 2022, Mr. Gow travelled to ICI’s company headquarters in Beaumont, Texas for a meeting with ICI management, which was attended in person by Mr. Strahan, ICI’s president Steve Winch and its general counsel Steve Guidry, and via Zoom by CFO Peter Baird and CIO Jeff Guida. Mr. Winch led a presentation regarding ICI’s business plan, with contributions from Mr. Strahan, Mr. Baird and Mr. Guida. Mr. Gow requested additional information regarding ICI’s financial projections. The meeting ended with both ICI and SportsMap expressing a desire to continue the discussions.
On August 9, 2022, a call was held to discuss ICI’s financial projections, with a focus on understanding ICI’s revenue sources. Mr. Winch, Mr. Baird and Mr. Strahan were in attendance from ICI. Mr. Gow, along with Mr. Lawson Gow and Mr. Chang were present representing SportsMap. At the meeting, ICI provided clarity about the breakdown of revenue between biorisk (e.g., COVID-19 detection) applications versus industrial uses (e.g., measuring the overheating of equipment) of ICI’s products.
On August 21, 2022, SportsMap arranged a virtual meeting at which the ICI management team shared their investor presentation with the SportsMap Advisors. ICI was represented on the call by Mr. Winch, Mr. Baird, Mr. Strahan and Mr. Guida. On the call from Craig-Hallum were Mr. Hulstrand and Mr. Lipman. Roth Capital was represented by Mr. Day and Managing Director Dave Farina. The presentation included information regarding the size of the market in which ICI operates, the potential for growth and the backgrounds of ICI’s management team.
On August 22, 2022, SportsMap sent a draft non-binding letter of intent (the “Form LOI”) to ICI. Many key terms, such as the valuation of ICI, were not included in the draft, as SportsMap and the SportsMap Advisors were still determining the value of ICI’s business. The intent of sending this draft of the Form LOI was to enable ICI’s legal team to review the form of the Form LOI.
On September 7, 2022, SportsMap set up another virtual meeting for the ICI management team to present their business plan to the SportsMap Advisors for additional due diligence. ICI was represented by Mr. Winch, Mr. Strahan and Mr. Guida. The team from Craig-Hallum consisted of Mr. Hulstrand, Mr. Lipman and Partner Rick Hartfiel. The team from Roth Capital included Mr. Day and Mr. Farina.

This meeting was focused on ICI’s strategy, long-term vision and financial forecast. The purpose of the meeting was to review, with Mr. Hartfiel in attendance, the material that had been reviewed at the August 21 meeting. ICI again presented its business plan, focusing on the company’s unit economics, specifically, the cost and revenue associated with camera hardware and a subscription to the software as a service.
On September 12, 2022, a call was set up to review the layout of the LOI and the process for raising capital. On the call were Mr. Hulstrand from Craig-Hallum and Mr. Day from Roth Capital; Mr. Gow participated from SportsMap. ICI’s team included Mr. Winch, Mr. Strahan, Mr. Baird Mr. Steve Guidry. Most of the discussion focused on the process of raising capital in a PIPE and a timeline to close.
On September 16, 2022, Mr. Gow sent to Mr. Strahan a draft letter of intent (the “LOI”). Unlike the Form LOI provided in August, this LOI included specific deal terms of a potential combination, such as a valuation on ICI, amount of cash SportsMap would commit to delivering upon closing of the combination and other terms.
On September 23, 2022, Mr. Gow met in Beaumont with Mr. Strahan and the parties both signed the LOI. The key terms of the LOI, which were consistent with the draft LOI sent on September 16, 2022, included:
•
A pre-money equity valuation of $100 million, with consideration consisting of the issuance of shares of SportsMap common stock at a deemed price of $10.00 per share (based on the assumption that ICI would have no net indebtedness outstanding at the closing of the proposed business combination, and not subject to any adjustment for transaction expenses or working capital).

•
ICI would have no additional indebtedness outstanding (other than certain indebtedness previously disclosed to SportsMap) between the date of the LOI and the closing of the proposed business combination, other than with the prior written consent of SportsMap (which consent would not be unreasonably withheld).

•
An opportunity for existing shareholders of ICI to receive 2,400,000 additional shares of SportsMap common stock (“Earnout Shares”) upon the achievement of certain performance metrics following the closing of the proposed business combination. Specifically, existing shareholders of ICI would receive Earnout Shares if the combined company’s common stock were to trade at or above $12.50 for 20 out of any 30 consecutive trading days during the period commencing six months after the closing of the proposed business combination and lasting through December 31, 2024. On November 9, 2022, an additional earnout trigger that was not reflected in the LOI was proposed by SportsMap and included in a revised draft of the Business Combination Agreement delivered by AFS to LW, which was subsequently agreed to by the parties. Under the second earnout trigger, the existing shareholders of ICI will be entitled to receive the Earnout Shares if the combined company achieves a specified level of revenue during the fiscal year ended December 31, 2024. The parties ultimately agreed to set the revenue target at $68.5 million.

•
A minimum cash requirement at closing of $10 million, after giving effect to any redemptions and the payment of SportsMap’s transaction expenses.

SportsMap considered several factors to arrive at the valuation, including:

•
The comparable company analysis, as detailed below in the section entitled “Valuation of ICI’s Business”. Notably, the comparable companies had an average multiple on forward-looking revenue of 7x.

•
Its belief that, due to the decline in costs of infrared cameras, the number of use cases would expand significantly.

•
The enhanced value proposition related to the addition of software as a service, enabling remote and continuous monitoring.

•
Its belief that ICI’s solutions offer a strong competitive advantage as compared to comparable companies.

•
Its observation of the relatively fragmented nature of the infrared camera market among several providers, and its belief that this creates an opportunity for ICI to make accretive acquisitions of companies with an industry expertise and coupling those companies’ products with a SaaS solution.

•
Its belief that businesses with recurring revenue business models (SaaS) generally have higher valuation multiples, and its observation that although ICI was still developing a recurring revenue business model, it was gaining traction with key clients.

•
ICI’s expected uses for capital, including hiring additional sales personnel.

On October 4, 2022, SportsMap set up a call for ICI to share its data room with SportsMap and the SportsMap Advisors. On the call from the SportsMap Advisors were Mr. Hulstrand, Mr. Obrien and associate John Demarais from Craig-Hallum and Mr. Day from Roth Capital. Mr. Gow and SportsMap’s CFO, Jacob Swain, also attended the call. From ICI, the call was attended by Mr. Strahan, Mr. Guidry, Mr. Winch, Mr. Baird and Mr. Guida. ICI thereafter made available a data room which contained much of the material SportsMap required for its preliminary due diligence of ICI, including historical financial statements and forecasts, ICI’s corporate documents and other essential information.
On October 4, 2022, an “all-hands” call was set up to begin work on the proposed business combination agreement. The call included participants from both of the SportsMap Advisors; legal counsel for SportsMap, ArentFox Schiff LLP (“AFS”), and for ICI, Latham & Watkins LLP (“LW”); and accountants representing ICI, including Riveron Consulting, LP and Deloitte & Touche LLP. Such “all-hands” calls continued to take place weekly, in parallel to the due diligence described below, to ensure a timely completion of the business combination agreement and other matters required in connection with the execution of the business combination agreement.
On October 14, 2022, a due diligence call on the management presentation took place with Mr. Hulstrand and Mr. Demarais from Craig-Hallum and Mr. Day from Roth Capital. Mr. Gow joined from SportsMap; ICI’s team included Mr. Strahan, Mr. Winch, Mr. Baird, Mr. Guidry and Mr. Guida. The call focused on the background support of certain claims in the presentation, including the total addressable market size for the business. ICI indicated that the costs of ICI’s cameras had declined significantly, which had served to increase the number of potential use cases for infrared camera products. ICI reported that the decline in hardware costs, coupled with ICI’s software that enabled remote and continuous heat monitoring, created a large total market opportunity.
Later on October 14, 2022, a second call was held with the same parties focused on technology due diligence. ICI’s team shared a demonstration on how their cameras plus software enable remote and continuous monitoring of equipment in industrial settings.
On October 18, 2022, a due diligence call was held, with a focus on ICI’s value proposition, key sales efforts and activities and client development. In attendance from the SportsMap Advisors were Mr. Day and Mr. Farina from Roth Capital, and Mr. Hulstrand and Mr. Demarais from Craig-Hallum. Mr. Gow attended from SportsMap. ICI was represented by Mr. Strahan, Mr. Winch, Mr. Baird and Mr. Guida. Since the call was focused on sales, the call included two members of ICI’s sales team, Joshua Bondele and Taimen Taylor.
On October 24, 2022, another due diligence call was held with a focus on the different industry verticals of ICI’s business. ICI made clear that it believed the biorisk applications due to COVID-19-related demand was not part of its go-forward financial forecasts (though they noted that ICI’s biorisk business could return); instead ICI would focus on growing industrial uses for its products and key industrial clients. ICI expressed a belief that a focus on industrial growth would enable the company to achieve its financial objectives.
Later on October 24, 2022, the same parties assembled by phone again to discuss due diligence on ICI’s competitive landscape, including one competitor’s history of leadership in the industry and ICI’s new competitive advantage enabled by its software. The conversation focused on a competitor that had been an industry leader in selling infrared cameras but after having been sold was focusing most of its growth in the defense sector, which the SportsMap board believed would open up new opportunities in industrial-commercial for ICI. Additionally, ICI expressed its belief that the development of its software would provide a competitive advantage since the software enabled remote and continuous monitoring.
Also on October 24, 2022, AFS sent to LW an initial draft of the Business Combination Agreement.

On October 26, 2022, Mr. Hulstrand, Mr. Day and Mr. Obrien travelled to Houston for a dinner with Mr. Winch and Mr. Strahan of ICI, Mr. Gow and Reid Ryan, a director serving on the SportsMap Board. The parties discussed Mr. Winch’s and Mr. Strahan’s backgrounds and of the composition and qualifications of members of the board of directors of the combined company.
On October 27, 2022, Mr. Hulstrand, Mr. Day and Mr. Obrien, along with Mr. Gow, travelled to Beaumont for an ICI site visit. Mr. Strahan hosted the site visit, presented the ICI product line and provided a tour of the warehouse, including an inspection of ICI’s inventory.
On October 31, 2022, Mr. Hulstrand, Mr. Day, and Mr. Demarais, along with Mr. Gow, participated in two due diligence calls with Mr. Winch, Mr. Baird, Mr. Guida and Mr. Strahan. The first call addressed additional due diligence questions regarding ICI’s sales process, including a review of ICI’s customer relationship management tool. The second call, with the same parties, focused on ICI’s financial forecast, and particularly the prospects for 2023. The key considerations were the timing of securing new capital to fund the hiring of additional salespersons and the status of some significant large accounts in the pipeline. The call did not end with a specific new revenue forecast for 2023, but SportsMap and its advisors asked ICI management to consider these issues and revise their forecast accordingly.
On November 3, 2022, LW sent to AFS a revised draft of the Business Combination Agreement. The revised draft included, among other changes, the following changes: (i) the deletion of language which would have permitted the SportsMap Board to change its recommendation to SportsMap’s stockholders with respect to the business combination under certain circumstances (the SportsMap Board’s “fiduciary out”); (ii) the addition of the ability of ICI to extend the outside date for the business combination under certain circumstances if certain regulatory and stockholder approvals are not obtained; (iii) the addition of customary representations and warranties of SportsMap; and (iv) various changes to the materiality and other thresholds and qualifiers in the representations, warranties and covenants set forth in the Business Combination Agreement.
On November 7, 2022, Mr. Gow, Mr. Hulstrand and Mr. Day participated in a due diligence call with one of ICI’s largest customers, a leading ecommerce company that is using ICI’s solution to monitor against potential overheating of conveyor belts in their warehouses. In attendance from ICI was Mr. Bondele, Mr. Strahan, Mr. Baird and Mr. Winch.
On November 9, 2022, AFS sent to LW a revised draft of the Business Combination Agreement, which included, among other changes, the following changes: (i) a revised calculation of the amount of transaction proceeds to be counted in assessing whether the $10 million minimum cash requirement closing condition is satisfied; (ii) the addition of a second earnout trigger based on ICI’s achievement of a to-be-agreed specified level of revenue (excluding the impacts of post-combination acquisitions and dispositions of business units or assets) during the fiscal year ended December 31, 2024; (iii) reinsertion of the SportsMap Board’s fiduciary out; (iv) provision for cancellation (as opposed to conversion) of all out-of-the-money and unvested ICI Options at the closing of the business combination; and (v) various changes to the materiality and other thresholds and qualifiers in the representations, warranties and covenants set forth in the Business Combination Agreement.
On November 16, 2022, LW sent to AFS a revised draft of the Business Combination Agreement. The revised draft included, among other changes, the following changes: (i) further revisions regarding the calculation of the amount of transaction proceeds to be counted in assessing whether the $10 million minimum cash requirement closing condition is satisfied; (ii) a revised definition of revenue for purposes of the second earnout trigger to take into account (in addition to organic revenue) the impacts of post-combination acquisitions and dispositions of business units or assets; (iii) deletion of the SportsMap Board’s fiduciary out, which was subsequently accepted by SportsMap; (iv) reinsertion of language providing for the conversion (as opposed to cancellation) of unvested ICI Options at the closing of the business combination, which was subsequently accepted by SportsMap; and (v) various changes to the materiality and other thresholds and qualifiers in the representations, warranties and covenants set forth in the Business Combination Agreement.
On November 18, 2022, Mr. Gow, Mr. Hulstrand and Mr. Day held a call with Mr. Strahan, Mr. Winch, Mr. Baird and Mr. Guidry to discuss questions regarding the Business Combination Agreement.

On November 22, 2022, AFS sent to LW a revised draft of the Business Combination Agreement, which included, among other changes, the following changes: (i) further revisions regarding the calculation of the amount of transaction proceeds to be counted in assessing whether the $10 million minimum cash requirement closing condition is satisfied; and (ii) a revised definition of revenue for proposes of the second earnout trigger to take into account (in addition to organic revenue) the impacts of any acquisition of any business units or assets at an enterprise value/last-twelve-months revenue multiple of less than a to-be-agreed threshold (but to exclude the impact of any other acquisitions or dispositions of business units or assets), which ICI subsequently accepted.
On November 23, 2022, representatives of AFS and representatives of LW participated in a call to discuss the remaining material issues raised by the latest draft of the Business Combination Agreement.
On November 30, 2022, Mr. Gow, Mr. Hulstrand, Mr. Day and Mr. Obrien joined Mr. Strahan, Mr. Winch and Mr. Baird for another review of the financial forecast, which had been revised to be more conservative since the call on October 31 in light of the fact that ICI’s 2023 growth would be affected by the timing of ICI securing new capital.
On December 1, 2022, LW sent to AFS a revised draft of the Business Combination Agreement, which included, among other changes, the following changes: (i) with respect to the definition of revenue for purposes of the second earnout trigger, a proposal to set the enterprise value/last-twelve-months revenue multiple cap at 5.0, as previously agreed by ICI and SportsMap; (ii) the addition of an upward adjustment to the consideration payable by SportsMap in the business combination for the amount of cash and cash equivalents on ICI’s balance sheet at the closing to offset the downward adjustment for certain indebtedness on ICI’s balance sheet at the closing; (iii) further revisions regarding the calculation of the amount of transaction proceeds to be counted towards the $10 million minimum cash requirement; and (iv) a proposal to set an outside date of the Business Combination Agreement of June 30, 2023.
On December 2, 2022, AFS sent to LW a revised draft of the Business Combination Agreement, which included further revisions regarding the calculation of the amount of transaction proceeds to be counted towards the $10 million minimum cash requirement, which ICI subsequently accepted.
On December 3, 2022, LW sent to AFS a revised draft of the Business Combination Agreement, which included a proposed revenue target of $68.5 million for purposes of the second earnout trigger, as previously agreed by ICI and SportsMap.
The parties continued to finalize the Business Combination Agreement, and on December 5, 2022, LW sent to AFS, SportsMap and ICI a proposed execution version of the Business Combination Agreement.
From early November 2022 through December 5, 2022, AFS and LW also negotiated various ancillary agreements relating to the business combination, including the Registration Rights Agreement, the Sponsor Letter Agreement, the Transaction Support Agreement and the Lock-Up Agreements. Proposed execution versions of such ancillary agreements were circulated by LW to AFS, SportsMap and ICI together with the Business Combination Agreement on December 5, 2022.
On December 5, 2022, the SportsMap Board held a virtual meeting, which was attended by Mr. Hulstrand and Mr. Day, in addition to representatives of AFS. At the meeting, representatives of AFS reviewed the fiduciary duties of the members of the board of directors of SportsMap and provided the SportsMap Board with an overview of the material provisions of the proposed business combination agreement and the ancillary agreements related thereto and the resolutions to be approved by the SportsMap Board in connection with the entry into the Business Combination Agreement. At the meeting, the SportsMap Board (i) unanimously approved and declared that the Business Combination Agreement, the Business Combination and the other transactions contemplated by the Business Combination Agreement were advisable and in the best interests of SportsMap and its stockholders; (ii) approved the form, terms and provisions of, and the transactions contemplated by, the Business Combination Agreement, including the Business Combination, and the ancillary agreements related thereto and other transactions contemplated thereby, (iii) authorized SportsMap to enter into the Business Combination Agreement and the ancillary agreements related thereto and perform each of its obligations thereunder, including the Business Combination, and (iv) directed that the Business Combination Agreement, the Business Combination and

the related transaction documentation required to be approved by SportsMap’s stockholders be submitted to SportsMap’s stockholders for approval.
On December 6, 2022, SportsMap and ICI executed the Business Combination Agreement and related ancillary agreements. Thereafter, SportsMap issued a press release announcing the proposed Business Combination and filed a Current Report on Form 8-K attaching the Business Combination Agreement with the SEC. SportsMap filed a Current Report on Form 8-K attaching ICI’s management presentation with the SEC on December 19, 2022.
On June 27, 2023, the parties to the Business Combination Agreement entered into an Amendment No. 1 to the Business Combination Agreement (“Amendment No. 1 to the Business Combination Agreement”) pursuant to which the parties agreed to extend the date by the parties must consummate the Business Combination, or otherwise have the right to terminate the Business Combination Agreement, from June 30, 2023 to December 20, 2023, without any right of extension. On June 28, 2023, SportsMap filed a Current Report on Form 8-K attaching the Amendment No. 1 to the Business Combination Agreement with the SEC.
Valuation of ICI’s Business
Throughout the due diligence process, ICI provided SportsMap with a data room of legal, financial and strategic information. The management team of SportsMap, including Mr. David Gow, Lawson Gow, and the SportsMap Advisors, including Mr. Hulstrand and Mr. Day, held numerous due diligence calls with ICI during the period from August 1, 2022, to November 30, 2022. In particular, ICI provided access to its customer relationship management software pipeline of new business opportunities and an opportunity to speak with a procurement executive at ICI’s largest customer. SportsMap believes the due diligence calls were constructive in enabling its understanding of ICI’s value proposition and growth prospects.
In order to arrive at the $100 million valuation of ICI, SportsMap and its advisors considered several factors, including trends in infrared imaging, the competitive landscape, the value of adding ICI’s new software to its cameras, sales prospects to existing and future customers, scalability of the business, and the ICI management team’s ability to scale the business. Over several months, SportsMap management, the SportsMap Board and the SportsMap Advisors considered the quantitative and qualitative analyses described in this proxy statement. The significant qualitative factors that SportsMap considered include:

•
The comparable company analysis, as detailed below in the section entitled “— The Comparable Companies Approach”. Notably, the comparable companies had an average multiple on forward-looking revenue of 7x.

•
Its belief that, due to the decline in costs of infrared cameras, the number of use cases will expand significantly.

•
The enhanced value proposition related to the addition of software as a service, enabling remote and continuous monitoring.

•
Its belief that ICI’s solutions offer a strong competitive advantage as compared to comparable companies.

•
The infrared camera market being fragmented among several providers is fragmented, and its belief that this creates an opportunity for ICI to make accretive acquisitions of companies with an industry expertise and coupling those companies’ products with a SaaS solution.

•
Businesses with recurring revenue business models (SaaS) generally have higher valuation multiples. Though ICI is still developing a recurring revenue business model, it is getting some traction with key clients.

•
ICI’s expected uses for capital, including hiring additional sales personnel.

SportsMap’s management team worked closely with Craig-Hallum to identify the companies to be included in the comparable companies analysis described below, and Craig-Hallum representatives utilized the CapitalIQ platform to further analyze the comparable companies and their metrics. During SportsMap’s Board meeting on December 5, 2022, in which the SportsMap Board reviewed and approved the Business

Combination Agreement and the Manager, Mr. Gow, Mr. Hulstrand from Craig-Hallum, and Mr. Day from Roth Capital provided an explanation and background of the analysis.
The SportsMap Board did not obtain a third-party valuation or fairness opinion in connection with its determination to approve the Business Combination, but rather relied on the analysis of SportsMap’s management and its advisors. The SportsMap Board, in reviewing such analysis, and based on discussions with its legal and financial advisors, determined that it had sufficient information to determine the fair market value of ICI, and that a fairness opinion was not necessary.
The SportsMap Board and management, and the SportsMap Advisors, considered, but did not rely solely, on the valuation methodologies and analysis described below.
The Comparable Companies Approach
SportsMap management and its advisors performed a preliminary comparable companies analysis in September of 2022, in order to determine the $100 million pre-transaction equity value included in the LOI. Subsequently, on December 15, 2022, SportsMap management and its advisors revisited and updated the comparable companies analysis, specifically analyzing the list of companies included in the comparable company group utilizing the CapitalIQ platform. The criteria used to select the comparable companies were based on public companies that provide business-to-business industrial solutions with the following product or service offerings (as provided by the CapitalIQ platform): factory automation solutions, electronic instruments, machine vision product solutions, precision industrial instruments, imaging and inspection solutions, and tech-enabled engineered products. None of the companies meeting the selection criteria, as provided by the CapitalIQ platform, were excluded from the list of comparable companies.
SportsMap reviewed, among other things, ICI’s historical performance and financial forecasts provided by ICI management. SportsMap examined the breakdown of the use of ICI’s products, specifically for non-contact detection of elevated body temperatures in humans, referred to as biorisk use cases, and industrial uses. SportsMap noted that, as a response to the COVID-19 pandemic, numerous businesses and governmental organizations implemented workplace screening procedures that required FDA-approved systems such as ours. As a result, ICI experienced a significant increase in demand for related products in 2020 and the first half of 2021 for biorisk application, as it successfully positioned itself to sell cameras to corporations that sought to detect fevers in people. Unless there is a widespread return of COVID-19 or another similar pandemic, neither SportsMap nor ICI expects this to represent a meaningful business opportunity. However, in 2021, looking ahead to industrial opportunities, ICI used the cash flow generated by its outsized sales in 2020 and 2021 to invest in three areas: (1) to hire a strong management team; (2) to build software to work with its cameras; and (3) to acquire inventory to reduce the risk of potential supply chain issues. SportsMap believes that these three areas of investment position ICI to accelerate its growth and development of a service-oriented business, in providing continuous and remote monitoring of potential overheating of equipment in industrial settings, and to develop a SaaS-based monthly recurring revenue stream. As a result, SportsMap’s financial analysis did not attribute material value to the recurring nature of the revenue associated with product sales that were deployed primarily for detection of elevated body temperature at the height of the COVID-19 pandemic in 2020 and 2021, but rather focused on ICI’s historical revenue in the industrial sector (non-biorisk applications) and its future growth prospects in that sector.
Though no company is identical to ICI, SportsMap and the SportsMap Advisors believe that the best comparable companies are businesses providing industrial monitoring solutions to large corporate accounts. The SportsMap Advisors identified other publicly traded companies that provide similar solutions, including the following companies, hereinafter referred to as the “Comparable Group”. The identification of comparable companies, and tracking their valuation multiples resulted in the analysis below, which was prepared for SportsMap by Craig-Hallum.

Company(1)	Enterprise Value (in thousands)	2022 – 2023E Revenue Growth(3)	LTM Gross Margin	EV / 2023E Revenue
Keyence Corporation	$91,398	6.9%	81.9%	13.0x
KLA Corporation	$57,996	-14.4%	61.2%	6.6x
Roper Technologies, Inc.	$50,325	10.4%	67.4%	8.5x
AMETEK, Inc.	$33,964	5.5%	34.9%	5.3x
Mettler-Toledo International Inc.	$33,471	1.8%	58.6%	8.4x
Hexagon AB (publ)	$33,792	3.9%	64.8%	5.9x
Fortive Corporation	$25,633	3.8%	57.6%	4.3x
Trimble Inc.	$14,176	5.3%	58.7%	3.6x
Halma plc	$10,489	15.9%	54.4%	4.6x
Cognex Corporation	$8,096	0.0%	72.0%	8.0x
75th Percentile	$46,235	6.5%	66.8%	8.3x
Average	$35,934	3.9%	61.2%	6.8x
25th Percentile	$17,040	2.3%	57.9%	4.8x
Infrared Cameras, Inc.(2)(4)	$140,000	143.0%	69.0%	7x

(1)
This table shows the valuations of the Comparable Group as of December 15, 2022, though the corresponding analysis was performed over a period of several months beginning August 10, 2022.

(2)
Projected revenue for 2022 and 2023 and gross profit was based on projections provided by ICI management.

(3)
Projected 2023 revenue for the comparable companies was based on equity research analysts’ consensus estimates.

(4)
SportsMap management and the SportsMap Advisors applied the Comparable Group EV/2023E revenue trading multiples to ICI’s estimated 2023 revenue of $20 million. SportsMap managements valuation of ICI includes certain assumptions based on the cash proceeds of the Business Combination and requires that such post-transaction cash proceeds be deducted in order to align with ICI’s $100 million pre-transaction equity value.

ICI’s 2022E to 2023E revenue growth is higher than that of the Comparable Group, based on SportsMap’s belief that ICI will be able to secure new capital and hire quality sales persons to spur growth following the closing of the Business Combination. Additionally, SportsMap believes that ICI will win new clients as a result of the attractiveness of its new software offering. SportsMap also believes that ICI’s year-over-year percentage growth will be affected by its starting from a lower revenue base than the Comparable Group.
ICI’s gross margin is higher than that of the Comparable Group, as SportsMap determined that its product sales mix and infrared cameras generally achieve higher gross margin than other products represented in the Comparable Group.
The $100 million pre-transaction valuation is in line with the range of multiples of 2023E revenue of the Comparable Group and the $140 million post-transaction valuation.

The following table depicts the components of ICI’s post-closing enterprise value at the time that SportsMap performed its valuation analysis (amounts in millions):
ICI Equity Value	$100.0
Founder Shares	$35.5
Transaction fees & expenses (equity)(1)	$7.1
Transaction fees & expenses (cash)	$3.0
SportsMap Public Shares(2)	$115.0
Less: Cash from Public Shares(2)	$(117.3)
Total Enterprise Value	$143.3

(1)
Assumes that in lieu of cash payment, certain transaction fees and expenses are paid in shares of common stock of the new company at close of the business combination.

(2)
Based on SportsMap Public Shares outstanding and the cash amount held in the Trust Account at the time of SportsMap’s valuation analysis.

The SportsMap Board’s Reasons for the Business Combination
As described under “— The Background of the Business Combination: SportsMap Tech Acquisition Corp. and Infrared Cameras Holdings, Inc.” above, the SportsMap Board, in evaluating the Business Combination, consulted with SportsMap’s management, SportsMap advisors, financial advisors and legal advisors. The members of the SportsMap Board and management have extensive transactional experience, and in reaching its unanimous decision to approve the Business Combination Agreement and the transactions contemplated by the Business Combination Agreement, the SportsMap Board considered a range of factors, including, but not limited to, the factors discussed below. In light of the number and wide variety of factors considered in connection with its evaluation of the proposed Business Combination, the SportsMap Board did not consider it practicable to, and did not attempt to, quantify or otherwise assign relative weights to the specific factors that it considered in reaching its determination and supporting its decision. The SportsMap Board contemplated its decision as in the context of all of the information available and the factors presented to and considered by it. In addition, individual directors may have given different weight to different factors. This explanation of SportsMap’s reasons for approving the Business Combination and all other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed under the section titled “Cautionary Note Regarding Forward-Looking Statements”.
The SportsMap Board considered a number of factors pertaining to the Business Combination as generally supporting its decision to enter into the Business Combination Agreement and the transactions contemplated thereby, including, but not limited to, the following:

•
Organic Growth Potential.   ICI expects to continue to grow revenue across ICI’s industrial focus areas;

•
Attractive Business Model:   SportsMap’s management and the SportsMap Board believe that ICI will experience sustainable high gross margins through its shift to SaaS revenue model;

•
Due Diligence.   SportsMap’s management and the SportsMap Board conducted due diligence examinations of ICI, including a technical assessment of ICI’s operations, and held discussions with ICI’s management and SportsMap’s financial and legal advisors concerning SportsMap’s due diligence examination of ICI;

•
Financial Condition.   The SportsMap Board considered factors such as ICI’s outlook, financial plan and capital structure, as well as valuations using projected multiples for ICI on a combined company basis (see “Valuation of ICI’s Business”);

•
Other Alternatives.   The SportsMap Board believes, after a thorough review of other business combination opportunities reasonably available to SportsMap, that the Business Combination represents the best potential business combination for SportsMap and the most attractive opportunity for SportsMap based upon the process utilized to evaluate and assess other potential combination targets, and the SportsMap Board’s belief that such process has not presented a better alternative; and

•
Management Team.   The SportsMap Board also considered and expressed its confidence in ICI’s management team and its ability to grow the SaaS solutions business.

The SportsMap Board also considered a variety of uncertainties, risks and other potentially negative factors relating to the Business Combination including, but not limited to, the following: redemptions, complexities related to the shareholder vote, litigation and threats of litigation and broader macroeconomic risks.
Specifically, the SportsMap Board considered the following issues and risks:
•
Macro-economic Risks.   Macro-economic uncertainty and the effects it could have on the combined company’s operating results;

•
Redemption Risk.   The potential that a significant number of the SportsMap Stockholders elect to redeem their shares prior to the consummation of the Business Combination and pursuant to SportsMap’s existing certificate of incorporation, which would potentially make the Business Combination more difficult or impossible to complete, and/or reduce the amount of cash available to the combined company following the Closing;

•
Stockholder Vote.   The risk that the SportsMap Stockholders may fail to provide the respective votes necessary to effect the Business Combination;

•
Closing Conditions.   The fact that the completion of the Business Combination is conditioned on the satisfaction of certain closing conditions that are not within SportsMap’s control, including the minimum cash requirement;

•
Litigation.   The possibility of litigation challenging the Business Combination or that an adverse judgment granting permanent injunctive relief could indefinitely enjoin consummation of the Business Combination;

•
Benefits May Not Be Achieved.   The risks that the potential benefits of the Business Combination may not be fully achieved or may not be achieved within the expected timeframe;

•
SportsMap Stockholders Receive a Minority Position.   The fact that the SportsMap Stockholders may hold a minority position in the combined company;

•
Potential Conflicts of Interest of SportsMap’s Directors and Officers.   The potential conflicts of interest of the SportsMap Board and SportsMap’s officers in the Business Combination (see “Proposal No. 1 — The Business Combination Proposal —  Interests of SportsMap’s Directors and Officers in the Business Combination”);

•
Pre-existing Fiduciary or Contractual Duties of SportsMap’s Directors and Officers.   The fact that SportsMap’s directors and officers have pre-existing fiduciary or contractual duties to other entities pursuant to which they were required to present business combination opportunities to such other entity prior to presenting them to us (see “Information about SportsMap — Conflicts of Interest”);

•
Lack of SaaS History.   The SportsMap Board acknowledged ICI’s limited operating history in providing SaaS solutions. SportsMap’s Board was aware that ICI’s projections were based on a probability of realizing revenue associated with enterprise Saas, and believed that ICI’s SaaS solutions provided a significant growth opportunity given its perceived competitive advantage and the potential for a recurring revenue business model; and

•
Other Risks Associated with the Business Combination.   Various other risks associated with the business of ICI, as described in the section titled “Risk Factors” appearing elsewhere in this proxy statement.

The SportsMap Board concluded that the potential benefits expected for SportsMap and its stockholders as a result of the Business Combination outweighed the any potentially negative factors related to the Business Combination. Accordingly, the SportsMap Board unanimously determined that the

Business Combination Agreement, and the transactions contemplated thereby, including the Business Combination, were advisable, fair to and in the best interests of SportsMap and its stockholders.]
Interests of SportsMap’s Directors and Officers in the Business Combination
When you consider the recommendation of the SportsMap Board to vote in favor of approval of the Business Combination Proposal, you should keep in mind that certain of SportsMap’s directors and officers have interests in the Business Combination that are different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•
The SportsMap Founder Shares held by the Sponsor and the other SportsMap Initial Stockholders would become worthless, as the holders have, for no consideration, waived any right to receive liquidation distributions with respect to those shares. Prior to the IPO, the SportsMap Initial Stockholders purchased an aggregate of 2,875,000 SportsMap Founder Shares for $25,000, or approximately $0.009 per share. Such SportsMap Founder Shares had an aggregate market value of approximately $[•] million, based upon the closing price of $[•] of SportsMap Common Stock on Nasdaq on the SportsMap Record Date.

•
The Sponsor and the other SportsMap Initial Stockholders also beneficially own 675,000 Private Placement Units, consisting of an aggregate of 675,000 shares of SportsMap Common Stock and an aggregate of 506,250 Private Placement Warrants, for which they paid $6,750,000 and which will expire and be worthless if SportsMap does not complete a business combination within the applicable time period. Such Private Placement Units had an aggregate market value of approximately $[•] million, based upon the closing price of $[•] and $[•] of SportsMap Common Stock and SportsMap Warrants, respectively, on Nasdaq on the SportsMap Record Date.

•
SportsMap’s officers and directors have an aggregate of $1,173,000 invested in the Sponsor, which will be lost in the event that the Business Combination is not approved and concluded.

•
SportsMap pays the Sponsor a total of $10,000 per month for office space, utilities, secretarial support and other administrative and consulting services pursuant to an administrative services agreement. Upon completion of the initial business combination or SportsMap’s liquidation, we will cease paying these monthly fees. If we fail to complete the Business Combination, there may not be sufficient funds available to pay any outstanding amounts due under the administrative services agreement. As of March 31, 2023, we had accrued and unpaid administrative service fees to our Sponsor of $21,356.

•
SportsMap’s directors will not receive reimbursement for the out-of-pocket expenses incurred by them on SportsMap’s behalf incident to identifying, investigating and consummating a business combination, unless a business combination is consummated. As of the date hereof, there are no such unpaid out-of-pocket expenses.

•
The Sponsor and its affiliates can earn a positive rate of return on their investments, even if the SportsMap public stockholders experience a negative rate of return on their investments in SportsMap and New ICI.

•
Certain of SportsMap’s directors could potentially continue as directors of New ICI if the Business Combination is completed.

•
Because the Sponsor and the SportsMap directors will benefit from the completion of a business combination, they may be incentivized to recommend and complete a business combination of a less favorable target company or on terms less favorable to SportsMap Stockholders, rather than liquidate SportsMap.

•
SportsMap would be unable to indemnify its current directors and officers or continue to provide directors’ and officers’ liability insurance unless the Business Combination is completed.

•
In addition, Roth Capital Partners, LLC, the representative of the underwriters of SportsMap’s IPO, purchased an aggregate of 575,000 SportsMap Founder Shares for $5,000, and purchased 135,000 Private Placement Units for $10.00 per unit, in connection with the IPO. None of those shares or Private Placement Units will have any value if SportsMap fails to complete an initial business combination and liquidates. Also, pursuant to a business combination marketing agreement executed by Roth Capital Partners, LLC, in connection with the IPO, Roth Capital Partners is entitled to receive a fee from SportsMap in connection with the Business Combination in an amount equal to, in the aggregate, $4,025,000. This fee is payable only in the event that the Business Combination closes.

•
Additionally, Craig-Hallum and Roth will receive 175,000 and 75,000 shares, respectively, of New ICI Common Stock upon closing of the Business Combination as payment of the M&A Advisory Fee (as defined below).

Potential Actions to Secure Requisite Stockholder Approvals
In connection with the stockholder vote to approve the Business Combination, the Sponsor and SportsMap’s directors, officers, advisors or their affiliates may privately negotiate transactions to purchase shares of SportsMap Common Stock from stockholders who would have otherwise elected to have their shares redeemed in conjunction with the Business Combination for a per-share pro rata portion of the Trust Account. None of the Sponsor or SportsMap’s directors, officers, advisors or their affiliates will make any such purchases when they are in possession of any material non-public information not disclosed to the seller. Such a purchase of shares may include a contractual acknowledgement that such stockholder, although still the record holder of the shares of SportsMap Common Stock is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that the Sponsor or SportsMap’s directors, officers, advisors or their affiliates purchase shares in privately negotiated transactions from SportsMap Stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares. Any such transaction would be separately negotiated at the time of the transaction. The consideration for any such transaction would consist of cash and/or SportsMap Common Stock owned by the Sponsor and/or SportsMap’s directors, officers, advisors, or their affiliates. Any such privately negotiated purchases may be effected at purchase prices that are in excess of the per-share pro rata portion of the Trust Account. The purpose of such share purchases would be to increase the likelihood of obtaining stockholder approval of the Business Combination or to satisfy the closing condition in the Business Combination Agreement that New ICI has, in the aggregate, cash (held both in and outside of the Trust Account) that is equal to or greater than $10 million.
Listing of New ICI Common Stock
Approval of the listing on Nasdaq of the New ICI Common Stock to be issued in the Business Combination, subject to official notice of issuance, is a condition to each party’s obligation to complete the Business Combination.
Accounting Treatment of the Business Combination
The Business Combination contemplated by the Business Combination Agreement will be accounted for as a reverse acquisition in accordance with GAAP. Under this method of accounting, SportsMap will be treated as the “acquired” company for accounting purposes. The net assets of SportsMap will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination will be those of ICI. Under this method of accounting, ICI has been determined to be the accounting acquirer, as it will hold the majority composition of the executive management and is greater in overall asset, revenue and employee size following the Business Combination. See the accounting treatment discussed elsewhere in this proxy statement.
Certain Forecasted Financial Information for ICI
As a private company, ICI does not as a matter of course make public projections as to future sales, earnings, or other results. However, ICI’s management has prepared the prospective financial information set forth below to present forecasts related to ICI’s business, which were provided to the SportsMap Board in December 2022 as part of its evaluation of a business combination transaction with ICI (the “Initial Forecast”). Updated prospective financial information reflecting ICI’s present forecast related to its business

(the “Updated Forecast” and, together with the Initial Forecast, the “Forecasts”) are included in this proxy statement. The Forecasts should not be viewed as public guidance.
The accompanying Forecasts were not prepared with a view toward public disclosure or with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, but, in the view of ICI’s management, were prepared on a reasonable basis, reflect the best currently available estimates and judgments at the time the Forecasts were prepared and speak only as of such time, and present, to the best of management’s knowledge and belief, the expected course of action and the expected future financial performance of ICI. However, this information is not fact and is not necessarily indicative of future results. The Forecasts are subjective in many respects and therefore susceptible to varying interpretations and the need for periodic revision based on actual experience and business developments.
Neither ICI’s independent auditors, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the Forecasts contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the Forecasts.
ICI’s management prepared the Initial Forecast in December 2022 and prepared the Updated Forecast in June 2023. In connection with the preparation of the Forecasts, ICI considered the following material estimates and assumptions:

•
Revenue:   ICI expects to realize revenue growth in correlation with its planned investment in sales and marketing and ongoing investment in technology. ICI plans to spend approximately half of the capital it raises in the Business Combination and related transactions on increasing its marketing spend and building out a nationwide sales force as it concentrates on selling its SaaS-enabled, fixed-mount offerings into enterprise industrial customers. A failure to hire, retain and educate its salesforce could materially impact ICI’s revenue growth rate.

•
Gross Margin:   While some of ICI’s forecasted gross margin expansion is expected to be realized from a reduction in cost of inputs for its key products, the majority of ICI’s forecasted gross margin expansion is expected to be realized from a greater mix of revenue from its newer SaaS offerings, which yield gross margins that are in excess of those from the sales of ICI’s hardware products.

•
Operating Expenses and Profitability:   ICI generally anticipates realizing benefits of fixed-cost leverage on its sales in the forecasted periods. However, ICI also anticipates material growth in operating expenses, primarily driven by its planned investment in its commercial capabilities, which is expected to lead to significant growth in employee headcount, as well as a normalization of research and development spend as a percentage of revenue over time as compared to other SaaS-focused businesses. ICI expects the focus of its research and development build-out to coincide with the continued improvement of its devices and proprietary software offerings.

ICI’s revenue projections are based on a combination of two methodologies. The first methodology has two parts. The first part is a bottoms-up, pipeline driven analysis based on specific individual customer opportunities identified by the ICI sales force and assessed by management to help estimate near- and medium-term revenue trends. For the Updated Forecast, ICI has calculated probability adjusted gross pipeline for realized enterprise SaaS revenues from identified customers and “in process” opportunities of approximately $4.2 million for the twelve-month period ending June 30, 2024. This figure exceeds the total forecast SaaS revenue of $3.4 million. It is derived from an end-of-period run rate ARR (also probability adjusted) of approximately $9 million. Using the same methodology, the probability adjusted gross pipeline for hardware sales over the same period is approximately $10.9 million, implying a “go get” revenue target on the hardware side of approximately $5.8 million over the period.
The second part of the first methodology, for developing the “go get” NTM revenue forecasts revenues that are not part of the pipeline analysis of specific opportunities, takes into account that ICI’s cloud-based SaaS platform is new to the market. ICI has limited historical revenue to build trend analysis from in forecasting, though ICI developed its SaaS product with significant technical and business-requirement input from launch customers and strategic channel partners in the core industry verticals. The application software that overlays the core cloud-based solution was developed to meet specific customer-articulated needs in preventive maintenance, manufacturing process improvement, gas and liquid spill detection, and early fire detection. ICI believes that its SaaS offering has demonstrated market fit, in the sense that it is being sold into high return-on-investment business imperatives, and based on positive feedback from many of those same launch customers.
The projected increase in revenue is predicated on a significant build out of commercial capabilities (marketing, sales, technical sales, key account management) and increase in commercial activity (webinars and outreach, development of market-qualified leads, conversion into pilot projects, expansion through roll-out across multiple facilities). This increased commercial activity will be undertaken by ICI directly and by its strategic channel partners (e.g., distributors). The rate-limiting variable in revenue growth appears to be primarily commercial in nature — driving awareness and trial — rather than depending on additional product development or adaptation to uncharacterized need.
The NTM forecast assumes that the management team executes on building out the additional commercial capabilities across ICI’s four core verticals and deploys these capabilities directly and through strategic channel partners into existing hardware customers and identified new customers in those core verticals.
The second revenue-projection methodology is a top-down market driven analysis based on estimates of the total addressable market (“TAM”) for sensing solutions, adoption rates of sensing technology in both established and emerging market segments and ICI market share, to help estimate medium- and long-term revenue trends. ICI’s revenue forecast for the NTM period based on the Updated Forecast represents less than 0.2% penetration of the estimated total addressable market. ICI’s market driven analysis is based on a combination of third-party research and management analysis.
The net gross margin expansion included in the Updated Forecast is driven by a shift in the mix of revenues toward greater software sales, which generate significantly higher gross margins than those generated by hardware sales. Of the 33 percentage point increase in average gross margins in the Updated Forecast, the majority of the net improvement is driven by this “devices to software” mix shift, with the remainder driven by moderate improvements in average devices gross margins due to mix shift toward higher-margin devices and increased economies of scale in COGS labor. There are some seasonal and promotional fluctuations around device gross margins during the forecast period.
ICI’s operating expenses and profitability projections reflect increased expenditures required to achieve ICI’s strategic and commercial objectives. Growth in research and development expenses are based largely on planned headcount additions and outsourced development costs related to ICI’s software and hardware technology road map. Sales and marketing expenditures are expected to grow slightly ahead of increased revenues, reflecting increased direct sales and marketing headcount and activity, and support for the strategic channel partner relationships described above. Included in these increased costs are additional headcount for technical sales, account management and implementation teams, as well additional outsourced marketing spend and economic incentives for our distributors. Increases in ongoing general and administrative expenses (as opposed to one-off expenses relating to the transaction) reflect both additional headcount and costs associated with operating as a public company, including director and officer liability insurance, additional legal and accounting expenses and information technology enhancements. Projected operating expenses also include assumed growth in the depreciation of capital assets (primarily software) required to support ICI’s expansion plans. Depreciation expenses are expected to increase linearly with ICI’s capital base.
ICI believes that its operating history has provided a reasonable basis for the estimates and assumptions underlying the Forecasts, particularly with respect to the performance of its business due to hardware sales. ICI believes it has a reasonable basis for the forecasted growth of sales of its software offerings on account of purchase orders and forecasts from new and existing customers and anticipated adoption by other customers which are earlier in the sales cycle. The reasonableness of these assumptions is supported by significant increases in “upstream” commercial activity (e.g., marketing qualified leads, demonstrations, pad and unpaid pilot projects). However, multiple factors, including those described in this proxy statement in “Risk Factors,” could cause the Forecasts or the underlying assumptions to be inaccurate. The assumptions and estimates underlying the Forecasts are inherently uncertain and, though considered reasonable by the management of ICI as of the date of its preparation, are subject to a wide variety of significant business, economic, and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the Forecasts. As a result, there can be no assurance that the Forecasts will be realized or that actual results will not be significantly higher or lower than projected.
The inclusion of the selected forecasted financial information in this proxy statement should not be regarded as an indication that SportsMap, the SportsMap Board, or their respective affiliates, advisors or other representatives considered, or now considers, such selected forecasted financial information to be material or necessarily to be predictive of actual future results or to support or fail to support your decision whether to vote for or against the Business Combination Proposal. No person has made or makes any representation or warranty to any SportsMap stockholder regarding the information included in these Forecasts. The Forecasts are not fact and are not necessarily indicative of future results, and New ICI does not plan to refer back to the selected forecasted financial information following the Business Combination.
Nonetheless, a summary of the Forecasts is provided in this proxy statement because the Forecasts were made available to SportsMap in its evaluation of the Business Combination. For more information on how the SportsMap Board considered such projections in its evaluation of the Business Combination, see the section entitled “— The SportsMap Board’s Reasons for the Business Combination.”
Since the Initial Forecast was finalized in December 2022 and presented to the SportsMap Board, ICI has identified several factors that are likely to impact ICI’s near- to mid-term outlook. As a result of such factors, the Updated Forecast, and not the Initial Forecast, now reflects the current view of ICI’s management with respect to ICI’s future performance for the periods presented. The following table sets forth a summary comparison of ICI’s actual 2022 results, the Initial Forecast and the Updated Forecast, which includes the twelve months ending June 30, 2024. The Updated Forecast reflects updates attributable to the following primary factors:

•
Transaction Timeline:   The Initial Forecast was predicated on ICI raising significant capital in the first quarter of 2023, and completing the transaction in the second quarter of 2023. Delays in the raising of capital have delayed the expansion and upgrade of ICI commercial capabilities, which has had a direct negative effect on short-term revenue projections.

•
Reduced Operating Expenditures:   As noted, the delays in capital raising have delayed the upgrade and expansion of ICI’s commercial capabilities. As a result, operating expenditures related to headcount, incentive compensation, and outsourced marketing expenditure) in the Updated Forecast are materially lower than those in the Initial Forecast. After raising capital, ICI’s expect to increase operating expenditure.

•
Adjustments to Historical Costs of Goods Sold:   The primary driver of changes to historical COGS was a flood in ICI’s warehouse in Beaumont, Texas in October 2022. The flood resulted in the write-off of approximately $1.2 million of inventories. In addition, in connection with the audit of its financial statements for the year ended December 31, 2022 (which was preceded by the preparation of the Initial Forecasts), ICI made adjustments to its accounting for unit costs that adversely impacted its cost of goods sold compared to what was presented in the Initial Forecasts. These adjustments were primarily related to $0.6 million of shipping costs and $0.5 million of material costs, each of which was expensed in cost of goods sold in the financial statements for the year ended December 31, 2022, rather than capitalized into inventory as they were in the Initial Forecast and will be going forward.

•
Reduced Gross Margin:   The reduced gross margins were primarily a function of adjustments in historical Cost of Goods Sold, with some additional Gross Margin negative variance due to discounting of slow-moving legacy inventory (primarily low-end handheld devices).

	Historical	Initial Forecast		Updated Forecast
(USD in millions)	2022(A)	2022(E)	2023(E)	Twelve Months Ending June 30, 2024(E)
Revenue(1)	$7.3	$8.4	$20.5	$22.1
Gross Margin	32%	69%	69%	66%
EBITDA(2)	$(11.4)	$(3.3)	$(0.3)	$0.5
Adjusted EBITDA(2)	$(10.0)	$(1.9)	$(2.6)	$2.0

(1)
Estimated revenues for the NTM period are comprised of (i) approximately $18.7 million in product sales, and (ii) approximately $3.4 million in SaaS and services.

(2)
The prospective financial information provided by ICI included EBITDA and Adjusted EBITDA, financial measures that are not calculated in accordance with GAAP. For purposes of the prospective financial information, ICI defines EBITDA as net income before (i) interest expense (income), (ii) depreciation and amortization and (iii) tax expense (benefit). ICI defines Adjusted EBITDA as EBITDA before share-based compensation expense, goodwill impairment and other non-operating income and expense that ICI believes are not indicative of ongoing operations. For more information regarding ICI’s use of Adjusted EBITDA, as well as the limitations of financial measures that are not calculated in accordance with GAAP, see the section of this proxy statement titled “ICI Management’s Discussion and Analysis of Financial Condition and Results of Operations — Non-GAAP Financial Measures.”

The following is a reconciliation of EBITDA and Adjusted EBITDA to net loss, its most directly comparable GAAP measure, for the periods presented above:
	Historical	Initial Forecast		Updated Forecast
(USD in millions)	2022(A)	2022E	2023E	Twelve Months Ending June 30, 2024(E)
Net income (loss)	(13.3)	(2.6)	(0.3)	—
Interest expense (income)	0.1	0.1	(0.1)	(0.1)
Income tax benefit	1.2	(1.1)	(0.1)	—
Depreciation and amortization (including impairment)	0.6	(0.3)	0.6	0.4
EBITDA	(11.4)	(3.3)	0.1	0.5
Share-based compensation(a)	0.6	0.6	1.1	0.7
One-time transaction costs(b)	0.4	0.4	1.2	0.8
One-time financial consulting fees(b)	0.4	0.4	0.2	—
Adjusted EBITDA	(10.0)	(1.9)	(2.6)	2.0

(a)
Share-based compensation reflects expenses related to stock option awards issued to employees and certain non-employee consultants.

(b)
Reflects one-time expenses primarily related to professional and transaction advisory fees in connection with becoming a public company.

Vote Required for Approval
This Business Combination Proposal (and consequently, the Business Combination Agreement and the transactions contemplated thereby, including the Business Combination) will be adopted and approved only if at least a majority of the votes cast by the stockholders present in person (which would include presence at a virtual meeting) or represented by proxy at the Special Meeting vote “FOR” the Business Combination Proposal.
Failure to vote by proxy or to vote in person (which would include presence at a virtual meeting) at the Special Meeting, abstentions and broker non-votes will have no effect on the Business Combination Proposal.
The Sponsor, the SportsMap Initial Stockholders, the Insiders and SportsMap’s directors and officers have agreed to vote the SportsMap Founder Shares and any SportsMap public shares owned by them in favor of the Business Combination Proposal. See “Proposal No. 1 — The Business Combination Proposal —  Related Agreements — Sponsor Letter Agreement” for more information.

Recommendation of the SportsMap Board
THE SPORTSMAP BOARD UNANIMOUSLY RECOMMENDS THAT SPORTSMAP STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE BUSINESS COMBINATION PROPOSAL.
The existence of financial and personal interests of one or more of SportsMap’s directors may result in a conflict of interest on the part of such director(s) between what he, she, or they may believe is in the best interests of SportsMap and its stockholders and what he, she, or they may believe is best for himself, herself, or themselves in determining to recommend that stockholders vote for the proposals. In addition, SportsMap’s officers have interests in the Business Combination that may conflict with your interests as a stockholder. See the section entitled “Proposal No. 1 — The Business Combination Proposal — Interests of SportsMap’s Directors and Officers in the Business Combination” for a further discussion of these considerations.

PROPOSAL NO. 2 — THE CHARTER PROPOSAL
Overview
SportsMap is asking its stockholders to approve the Charter Proposal. If the Condition Precedent Proposals are approved and the Business Combination is to be consummated, the Proposed Certificate of Incorporation, attached hereto as Annex B, will be adopted to replace the Current Certificate of Incorporation.
The following is a summary of the key changes effected by the Proposed Certificate of Incorporation, but this summary is qualified in its entirety by reference to the full text of the Proposed Certificate of Incorporation, a copy of which is included as Annex B:
•
Name Change — the Proposed Certificate of Incorporation provides that New ICI’s name will be “Infrared Cameras Holdings, Inc.”;

•
Changes to Authorized Capital Stock — the Current Certificate of Incorporation authorizes the issuance of 101,000,000 total shares, consisting of (a) 100,000,000 shares of common stock and (b) 1,000,000 shares of preferred stock; the Proposed Certificate of Incorporation authorizes the issuance of [•] total shares, consisting of (x) [•] shares of common stock, and (y) [•] shares of preferred stock;

•
Required Vote for Director Removal — the Proposed Certificate of Incorporation provides that, subject to any rights of any preferred stockholders, the New ICI Board or any individual director may be removed only for cause and only by affirmative vote of the holders of at least two-thirds (66 and 2/3%) of the voting power of all of the then outstanding shares of voting stock of New ICI entitled to vote generally in an election of directors, whereas the Current Certificate of Incorporation allows removal only for cause but requires the affirmative vote of a majority of the voting power of all the then outstanding shares of capital stock of SportsMap entitled to vote generally in an election of directors;

•
Required Vote to Amend or Repeal the Bylaws — the Proposed Certificate of Incorporation provides that, subject to the rights of any preferred stockholders, any adoption, amendment or repeal of the bylaws by the stockholders of New ICI will require an affirmative vote of the holders of at least two-thirds (66 and 2/3%) of the voting power of all of the then outstanding shares of voting stock of New ICI entitled to vote generally in an election of directors, whereas the Current Certificate of Incorporation requires the affirmative vote of a majority of the voting power of all the then outstanding shares of capital stock of SportsMap entitled to vote generally in an election of directors;

•
Required Vote to Amend or Repeal the Proposed Certificate of Incorporation — the Proposed Certificate of Incorporation provides that the following provisions in the Proposed Certificate of Incorporation may be amended or repealed only by the affirmative vote of the holders of at least two-thirds (66 and 2/3%) of the voting power of all of the then outstanding shares of voting stock of New ICI entitled to vote thereon, voting together as a single class: (a) Part B of Article IV regarding the New ICI Board’s ability to create and issue preferred stock, (b) Article V regarding the number, election, removal and term of directors, (c) Article VI regarding the adoption, amendment or repeal of the bylaws, (d) Article VII regarding actions by the stockholders, (e) Article VIII regarding limitation of liability of directors, (f) Article IX regarding indemnification of officers and directors, (g) Article X regarding forum for stockholder actions and proceedings and (h) Article XI regarding amendments of the Proposed Certificate of Incorporation;

•
Removal of Action by Written Consent — the Proposed Certificate of Incorporation provides that action by stockholders must be effected by a duly called meeting of the stockholders of New ICI and may not be taken by written consent of the stockholders in lieu of a meeting, except that, if at any time voting preferred stock is outstanding, the preferred stockholders, voting separately as a series or separately as a class with one or more such series, may take action by written consent of the minimum number of such stockholders that would be necessary to take such action at a meeting, in lieu of a meeting and without prior notice and without a vote; and

•
Removal of Blank Check Company Provisions — the Proposed Certificate of Incorporation eliminates various provisions applicable only to blank check companies, including business combination requirements.

Reasons for the Amendments
Each of these amendments was negotiated as part of the Business Combination. The SportsMap Board’s reasons for proposing each of these amendments to the Current Certificate of Incorporation is set forth below.
Name Change
The Proposed Certificate of Incorporation provides that New ICI’s name will be “Infrared Cameras Holdings, Inc.”
The SportsMap Board believes that changing the post-business combination corporate name is desirable to reflect the Business Combination and to clearly identify New ICI as the publicly traded entity.
Changes to Authorized Capital Stock
SportsMap Stockholders are being asked to authorize the change in authorized capital stock of SportsMap from 101,000,000 total shares, consisting of (a) 100,000,000 shares of common stock and (b) 1,000,000 shares of preferred stock, to [•] total shares, consisting of (x) [•] shares of common stock, and (y) [•] shares of preferred stock.
As of the date of this proxy statement, there are 5,184,944 shares of SportsMap Common Stock issued and outstanding, and no shares of preferred stock issued and outstanding. In addition, as of the date of this proxy statement, there is an aggregate of 9,131,250 SportsMap Warrants issued and outstanding, consisting of 8,625,000 Public Warrants and 506,250 Private Placement Warrants. Subject to the terms and conditions of the Warrant Agreement, upon consummation of the Business Combination, the Public Warrants and the Private Placement Warrants shall, by their terms, entitle the holders to purchase shares of SportsMap Common Stock at a purchase price of $11.50 per share beginning 30 days after the consummation of the Business Combination.
Pursuant to the Business Combination Agreement, New ICI will reserve for issuance in respect of Participating ICI Options that will be converted into options to purchase shares of New ICI Common Stock, an aggregate of [•] shares of New ICI Common Stock.
In order to ensure that New ICI has sufficient authorized capital for future issuances, the SportsMap Board has approved, subject to stockholder approval, that the Proposed Certificate of Incorporation change the authorized capital stock of SportsMap from 101,000,000 total shares, consisting of (a) 100,000,000 shares of common stock and (b) 1,000,000 shares of preferred stock, to [•] total shares, consisting of (x) [•] shares of common stock, and (y) [•] shares of preferred stock.
The Proposed Certificate of Incorporation increases the authorized number of shares because the SportsMap Board believes that it is important for New ICI to have available for issuance a number of authorized shares of common stock and preferred stock sufficient to support growth and to provide flexibility for future corporate needs. The shares would be issuable as consideration for the Business Combination and the other transactions contemplated by this proxy statement, and for any other proper corporate purpose, including future acquisitions, capital raising transactions consisting of equity or convertible debt, stock dividends or issuances under current and any future stock incentive plans.
The SportsMap Board believes that these additional shares will provide New ICI with the flexibility needed to issue shares in the future in a timely manner and under circumstances considered favorable without incurring the risk, delay and potential expense incident to obtaining stockholder approval for a particular issuance.
Required Vote for Director Removal
The Proposed Certificate of Incorporation provides that, subject to any rights of any preferred stockholders, the New ICI Board or any individual director may be removed only for cause and only by affirmative vote of the holders of at least two-thirds (66 and 2/3%) of the voting power of all of the then outstanding shares of voting stock of New ICI entitled to vote generally in an election of directors, whereas the Current Certificate of Incorporation allows removal only for cause but requires the affirmative vote of a majority of the voting power of all the then outstanding shares of capital stock of SportsMap entitled to vote generally in an election of directors.
The SportsMap Board believes that this amendment will enhance the likelihood of continuity and stability in the composition of the New ICI Board, avoid costly takeover battles, reduce New ICI’s vulnerability to a hostile change of control and enhance the ability of the New ICI Board to maximize shareholder value in connection with any unsolicited offer to acquire New ICI. The SportsMap Board also believes that permitting stockholders to remove directors only for cause is a prudent corporate governance measure to reduce the possibility that a relatively small number of stockholders could seek to implement a sudden and opportunistic change in control of New ICI’s board of directors without the support of the then incumbent board of directors.
Required Vote to Amend or Repeal the Bylaws
The Proposed Certificate of Incorporation provides that, subject to the rights of any preferred stockholder, any adoption, amendment or repeal of the bylaws by the stockholders of New ICI requires an affirmative vote of the holders of at least two-thirds (66 and 2/3%) of the voting power of all of the then outstanding shares of voting stock of New ICI entitled to vote generally in an election of directors, whereas the Current Certificate of Incorporation requires the affirmative vote of a majority of the voting power of all the then outstanding shares of capital stock of SportsMap entitled to vote generally in an election of directors.
The SportsMap Board believes that this amendment will enhance the likelihood of continuity and stability in the composition of the New ICI Board, avoid costly takeover battles, reduce New ICI’s vulnerability to a hostile change of control and enhance the ability of the New ICI Board to maximize shareholder value in connection with any unsolicited offer to acquire New ICI. The SportsMap Board also believes that increasing the percentage of voting power required to adopt, amend or repeal the bylaws is a prudent corporate governance measure to reduce the possibility that a relatively small number of stockholders could take action to change the bylaws in a manner that the board of directors deems undesirable, including for purposes of seeking to implement an opportunistic change in control of New ICI without the support of the then incumbent board of directors.
Required Vote to Amend or Repeal the Proposed Certificate of Incorporation
The Proposed Certificate of Incorporation provides that the following provisions in the Proposed Certificate of Incorporation may be amended or repealed only by the affirmative vote of the holders of at least two-thirds (66 and 2/3%) of the voting power of all of the then outstanding shares of voting stock of New ICI entitled to vote thereon, voting together as a single class: (a) Part B of Article IV regarding the New ICI Board’s ability to create and issue preferred stock, (b) Article V regarding the number, election, removal and term of directors, (c) Article VI regarding the adoption, amendment or repeal of the bylaws, (d) Article VII regarding actions by the stockholders, (e) Article VIII regarding limitation of liability of directors, (f) Article IX regarding indemnification of officers and directors, (g) Article X regarding forum for stockholder actions and proceedings and (h) Article XI regarding amendments of the Proposed Certificate of Incorporation. The SportsMap Board believes these changes reflect good governance practice and require approval by a significant majority of the voting power of all then outstanding shares of capital stock of New ICI for matters that affect the fundamental way in which New ICI would be governed post-closing.
Removal of Action by Written Consent
The Proposed Certificate of Incorporation provides that action by stockholders must be effected by a duly called meeting of the stockholders of New ICI and may not be taken by written consent of the stockholders in lieu of a meeting, except that, if at any time voting preferred stock is outstanding, the preferred stockholders, voting separately as a series or separately as a class with one or more such series, may take action by written consent of the minimum number of such stockholders that would be necessary to take such action at a meeting, in lieu of a meeting and without prior notice and without a vote.

The SportsMap Board believes that this amendment reflects good governance practice to reduce the possibility that a block of stockholders could take corporate actions without the benefit of a stockholder meeting to consider important corporate issues.
Removal of Blank Check Company Provisions
The Proposed Certificate of Incorporation eliminates various provisions applicable only to blank check companies, including business combination requirements.
This amendment is desirable because the blank check company related provisions will serve no purpose following the Business Combination. For example, these proposed amendments remove the requirement to dissolve the corporation and allow it to continue as a corporate entity with perpetual existence following consummation of the Business Combination. Perpetual existence is the usual period of existence for corporations and we believe it is the most appropriate period for New ICI following the Business Combination. Additionally, certain other provisions in our Current Certificate of Incorporation require that proceeds from the IPO be held in the Trust Account until a business combination or a liquidation has occurred. These provisions cease to apply once the Business Combination is consummated.
Vote Required for Approval
If the Business Combination Proposal is not approved, the Charter Proposal will not be presented at the Special Meeting. The Charter Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of SportsMap Common Stock entitled to vote thereon at the Special Meeting. Accordingly, a SportsMap Stockholder’s failure to vote by proxy or in person at the Special Meeting or to instruct its broker how to vote, or an abstention from voting, will have the same effect as a vote “AGAINST” the Charter Proposal.
The Charter Proposal is conditioned on the approval and adoption of each of the other Condition Precedent Proposals. The Business Combination is conditioned upon the approval of the Charter Proposal, subject to the terms of the Business Combination Agreement. Notwithstanding the approval of the Charter Proposal, if the Business Combination is not consummated for any reason, the actions contemplated by the Charter Proposal will not be effected. The SportsMap Board will abandon the Charter Approval Proposal in the event the Business Combination is not consummated.
A copy of the Proposed Certificate of Incorporation, as will be in effect assuming approval of the Charter Proposal and upon consummation of the Business Combination and filing with the Secretary of State of the State of Delaware, is attached to this proxy statement as Annex B.
The Sponsor, the SportsMap Initial Stockholders and SportsMap’s directors and officers have agreed to vote the SportsMap Founder Shares and any other SportsMap Common Stock owned by them in favor of the Charter Proposal. See “Proposal No. 1 — The Business Combination Proposal — Related Agreements — Sponsor Letter Agreement” for more information.”
Recommendation of the SportsMap Board
THE SPORTSMAP BOARD UNANIMOUSLY RECOMMENDS THAT SPORTSMAP STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE CHARTER PROPOSAL.
The existence of financial and personal interests of one or more of SportsMap’s directors may result in a conflict of interest on the part of such director(s) between what he, she, or they may believe is in the best interests of SportsMap and its stockholders and what he, she, or they may believe is best for himself, herself, or themselves in determining to recommend that stockholders vote for the proposals. In addition, SportsMap’s officers have interests in the Business Combination that may conflict with your interests as a stockholder. See the section entitled “Proposal No. 1 — The Business Combination Proposal — Interests of SportsMap’s Directors and Officers in the Business Combination” for a further discussion of these considerations.

PROPOSAL NO. 3 — THE ADVISORY GOVERNANCE PROPOSALS
SportsMap is asking its stockholders to vote upon, on a non-binding advisory basis, the below proposals to approve certain governance provisions in the Proposed Certificate of Incorporation, which are separately being presented in accordance with SEC guidance and while will be voted upon on a non-binding advisory basis. In the judgment of the SportsMap Board, these provisions are necessary to adequately address the needs of New ICI following the Business Combination. Furthermore, the Business Combination is not conditioned on the separate approval of the Advisory Governance Proposals (separate and apart from approval of the Charter Proposal). Accordingly, regardless of the outcome of the non-binding, advisory vote on these proposals, SportsMap and ICI intend the Proposed Certificate of Incorporation, in the form attached hereto as Annex B, will take effect at the consummation of the Business Combination, assuming adoption of the Charter Proposal.
Proposal No. 3A:   Name Change
See section entitled “Proposal No. 2 — The Charter Proposal — Reasons for the Amendments — Name Change” for a description of and reasons for the amendment.
Proposal No. 3B:   Changes to Authorized Capital Stock
See section entitled “Proposal No. 2 — The Charter Proposal — Reasons for the Amendments — Changes to Authorized Capital Stock” for a description of and reasons for the amendment.
Proposal No. 3C:   Required Vote for Director Removal
See section entitled “Proposal No. 2 — The Charter Proposal — Reasons for the Amendments — Required Vote for Director Removal” for a description of and reasons for the amendment.
Proposal No. 3D:   Required Vote to Amend or Repeal the Bylaws
See section entitled “Proposal No. 2 — The Charter Proposal — Reasons for the Amendments — Required Vote to Amend or Repeal the Bylaws” for a description of and reasons for the amendment.
Proposal No. 3E:   Required Vote to Amend or Repeal the Proposed Certificate of Incorporation
See section entitled “Proposal No. 2 — The Charter Proposal — Reasons for the Amendments — Required Vote to Amend or Repeal the Proposed Certificate of Incorporation” for a description of and reasons for the amendment.
Proposal No. 3F:   Removal of Action by Written Consent
See section entitled “Proposal No. 2 — The Charter Proposal — Reasons for the Amendments — Removal of Action by Written Consent” for a description of and reasons for the amendment.
Proposal No. 3G:   Removal of Blank Check Company Provisions
See section entitled “Proposal No. 2 — The Charter Proposal — Reasons for the Amendments — Removal of Blank Check Company Provisions” for a description of and reasons for the amendment.
Vote Required for Approval
If the Business Combination Proposal is not approved, the Advisory Governance Proposals will not be presented at the Special Meeting. The approval of each of the Advisory Governance Proposals requires the vote of a majority of the votes cast by the stockholders present in person (which would include presence at a virtual meeting) or represented by proxy at the Special Meeting and entitled to vote thereon.
Failure to vote by proxy or to vote in person (which would include presence at a virtual meeting) at the Special Meeting, abstentions and broker non-votes will have no effect on the Advisory Governance Proposals.

The Business Combination is not conditioned upon the approval of the Advisory Governance Proposals. As discussed above, a vote to approve the Advisory Governance Proposals is an advisory vote, and therefore, is not binding. Accordingly, regardless of the outcome of the non-binding advisory vote on these proposals, SportsMap and ICI intend that the Proposed Charter, in the form attached hereto as Annex B and containing the provisions noted above, will take effect at the consummation of the Business Combination, assuming adoption of the Charter Proposal.
The Sponsor, the SportsMap Initial Stockholders and SportsMap’s directors and officers have agreed to vote the SportsMap Founder Shares and any other SportsMap Common Stock owned by them in favor of the Advisory Governance Proposals. See “Proposal No. 1 — The Business Combination Proposal — Related Agreements — Sponsor Letter Agreement” for more information.
Recommendation of the SportsMap Board
THE SPORTSMAP BOARD UNANIMOUSLY RECOMMENDS THAT THE SPORTSMAP STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADVISORY GOVERNANCE PROPOSALS.
The existence of financial and personal interests of one or more of SportsMap’s directors may result in a conflict of interest on the part of such director(s) between what he or they may believe is in the best interests of SportsMap and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. In addition, SportsMap’s officers have interests in the Business Combination that may conflict with your interests as a stockholder. See the section entitled “Proposal No. 1 — The Business Combination Proposal — Interests of SportsMap’s Directors and Officers in the Business Combination” for a further discussion of these considerations.

PROPOSAL NO. 4 — THE NASDAQ PROPOSAL
For purposes of complying with Rule 5635(a), (b) and (d) of the Nasdaq Stock Market Listing Rules, stockholders of SportsMap are being asked to approve the issuance of up to 12,400,000 shares of SportsMap Common Stock in connection with the Business Combination.
Under Nasdaq Rule 5635(a), stockholder approval is required prior to the issuance of securities in connection with the acquisition of another company if such securities are not issued in a public offering and (i) have, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of common stock (or securities convertible into or exercisable for common stock); or (ii) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities. Collectively, the Business Combination consideration and the Earnout Shares (which together comprise 12,400,000 shares of SportsMap Common Stock), will exceed 20% or more of the outstanding SportsMap Common Stock and 20% or more of the voting power, in each case outstanding before the issuance of such shares in connection with the Business Combination.
Under Nasdaq Rule 5635(b), stockholder approval is required when any issuance or potential issuance will result in a “change of control” of the issuer. Although Nasdaq has not adopted any rule on what constitutes a “change of control” for purposes of Rule 5635(b), Nasdaq has previously indicated that the acquisition of, or right to acquire, by a single investor or affiliated investor group, as little as 20% of the common stock (or securities convertible into or exercisable for common stock) or voting power of an issuer could constitute a change of control. Under Nasdaq Rule 5635(b), the issuance of the Business Combination consideration and the Earnout Shares will result in a “change of control” of SportsMap.
Under Nasdaq Listing Rule 5635(d), stockholder approval is required for a transaction other than a public offering involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) at a price that is less than the lower of (i) the closing price immediately preceding the signing of the binding agreement or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement, if the number of shares of common stock (or securities convertible into or exercisable for common stock) to be issued equals 20% or more of the common stock, or 20% or more of the voting power, outstanding before the issuance. Because shares of SportsMap Common Stock will be issued in exchange for all of the equity interests of ICI, the deemed issuance price of the shares of SportsMap Common Stock may be less than the lower of (i) the closing price immediately preceding the signing of the Business Combination Agreement or (ii) the average closing price of the SportsMap Common Stock for the five trading days immediately preceding the signing of the Business Combination Agreement. If the Business Combination Proposal is approved, the issuance of the shares of SportsMap Common Stock will exceed 20% of the shares of SportsMap Common Stock currently outstanding. Because the issuance price may be deemed to be below the lower of (i) the closing price immediately preceding the signing of the Business Combination Agreement or (ii) the average closing price of the SportsMap Common Stock for the five trading days immediately preceding the signing of the Business Combination Agreement, the Nasdaq Rules may require that SportsMap obtain stockholder approval of the issuance of the shares of SportsMap Common Stock in connection with the consummation of the Business Combination.
As a result of the foregoing, SportsMap is required to obtain stockholder approval pursuant to The Nasdaq Stock Market Listing Rule 5635.
Vote Required for Approval
The approval of the Nasdaq Proposal requires the affirmative vote of the holders of a majority of the shares of SportsMap Common Stock cast in respect of the relevant Proposal and entitled to vote thereon at the Special Meeting.
If the Business Combination Proposal is not approved, the Nasdaq Proposal will not be presented at the Special Meeting.
The Sponsor, the SportsMap Initial Stockholders and SportsMap’s directors and officers have agreed to vote the SportsMap Founder Shares and any other SportsMap Common Stock owned by them in favor of the Nasdaq Proposal. See “Proposal No. 1 — The Business Combination Proposal — Related Agreements — Sponsor Letter Agreement” for more information.
Recommendation of the SportsMap Board
THE SPORTSMAP BOARD UNANIMOUSLY RECOMMENDS THAT SPORTSMAP STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE NASDAQ PROPOSAL.
The existence of financial and personal interests of one or more of SportsMap’s directors may result in a conflict of interest on the part of such director(s) between what he, she, or they may believe is in the best interests of SportsMap and its stockholders and what he, she, or they may believe is best for himself, herself, or themselves in determining to recommend that stockholders vote for the proposals. In addition, SportsMap’s officers have interests in the Business Combination that may conflict with your interests as a stockholder. See the section entitled “Proposal No. 1 — The Business Combination Proposal — Interests of SportsMap’s Directors and Officers in the Business Combination” for a further discussion of these considerations.

PROPOSAL NO. 5 — THE DIRECTOR ELECTION PROPOSAL
Overview
Assuming the Business Combination Proposal, the Charter Proposal, the Nasdaq Proposal and the Equity Incentive Plan Proposal are approved at the Special Meeting, we are requesting that stockholders approve and adopt a proposal to elect the individuals below as directors to the New ICI Board, effective immediately upon the Closing, in each case, until their respective successor is duly elected and qualified, or until their earlier resignation, removal or death.
Name	Age	Position
David Gow	60	Director
Reid Ryan	52	Director
Gary Strahan	63	Director Nominee
Steven Winch	51	Director Nominee
[ • ]	[•]	[•]
[ • ]	[•]	[•]
[ • ]	[•]	[•]
Information regarding each nominee is set forth in the section entitled “Management of New ICI Following the Business Combination”.
Vote Required for Approval
If a quorum is present, directors are elected by a plurality of the votes cast by the stockholders present in person (which would include presence at a virtual meeting) or represented by proxy at the Special Meeting and entitled to vote thereon. This means that the nominees who receive the most affirmative votes will be elected. Votes marked “FOR” a nominee will be counted in favor of that nominee. Proxies will have full discretion to cast votes for other persons in the event any nominee is unable to serve. Failure to vote by proxy or to vote in person (which would include presence at a virtual meeting) at the Special Meeting, abstentions and broker non-votes will have no effect on the vote.
If the Business Combination Proposal, the Charter Proposal, the Nasdaq Proposal or the Equity Incentive Plan Proposals are not approved and the applicable conditions in the Business Combination Agreement are not waived, the director election proposal will not be presented at the meeting.
The Closing is conditioned on the approval of each of the Condition Precedent Proposals, which does not include the Director Election Proposal. It is important for you to note that in the event that the Condition Precedent Proposals do not receive the requisite vote for approval, we will not consummate the Business Combination. Notwithstanding the approval of each of director nominees to the New ICI Board as a result of the Director Election Proposal, if the Business Combination is not consummated for any reason, the actions contemplated by the Director Election Proposal will not be effected.
Following consummation of the Business Combination, the election of directors of New ICI will be governed by its charter documents and the laws of the State of Delaware.
The Sponsor, the SportsMap Initial Stockholders and SportsMap’s directors and officers have agreed to vote the SportsMap Founder Shares and any other SportsMap Common Stock owned by them in favor of the Director Election Proposal. See “Proposal No. 1 — The Business Combination Proposal — Related Agreements — Sponsor Letter Agreement” for more information.
Recommendation of the SportsMap Board
THE SPORTSMAP BOARD UNANIMOUSLY RECOMMENDS THAT SPORTSMAP STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE DIRECTOR ELECTION PROPOSAL.
The existence of financial and personal interests of one or more of SportsMap’s directors may result in a conflict of interest on the part of such director(s) between what he, she, or they may believe is in the best interests of SportsMap and its stockholders and what he, she, or they may believe is best for himself, herself, or themselves in determining to recommend that stockholders vote for the proposals. In addition, SportsMap’s officers have interests in the Business Combination that may conflict with your interests as a stockholder. See the section entitled “Proposal No. 1 — The Business Combination Proposal — Interests of SportsMap’s Directors and Officers in the Business Combination” for a further discussion of these considerations.

PROPOSAL NO. 6 — THE EQUITY INCENTIVE PLAN PROPOSAL
Overview
SportsMap is asking its stockholders to approve the New ICI 2023 Incentive Award Plan (the “2023 Plan”) and the material terms thereunder. The SportsMap board of directors adopted the 2023 Plan prior to the special meeting, subject to stockholder approval at the special meeting. The 2023 Plan will become effective upon the closing of the Business Combination assuming approval of this proposal by our stockholders.
The 2023 Plan is described in more detail below. A copy of the 2023 Plan is attached to this proxy statement as Annex F.
The 2023 Plan
The purpose of the 2023 Plan is to enhance New ICI’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to New ICI by providing these individuals with equity ownership opportunities and/or equity-linked compensatory opportunities. The SportsMap board of directors believes that equity awards are necessary to remain competitive in its industry and are essential to recruiting and retaining the highly qualified employees who help us meet our goals.
Description of the Material Features of the 2023 Plan
This section summarizes certain principal features of the 2023 Plan. The summary is qualified in its entirety by reference to the complete text of the 2023 Plan.
Eligibility and Administration
Employees, consultants and directors of the combined company and its subsidiaries will be eligible to receive awards under the 2023 Plan. Following the closing of the Business Combination, the combined company is expected to have approximately 50 employees, four non-employee directors and zero other individual service providers who will be eligible to receive awards under the 2023 Plan.
Following the closing of the Business Combination, the 2023 Plan will be administered by our board of directors, which may delegate its duties and responsibilities to one or more committees of our directors and/or officers (referred to collectively as the plan administrator), subject to the limitations imposed under the 2023 Plan, Section 16 of the Exchange Act, stock exchange rules and other applicable laws. The plan administrator will have the authority to take all actions and make all determinations under the 2023 Plan, to interpret the 2023 Plan and award agreements and to adopt, amend and repeal rules for the administration of the 2023 Plan as it deems advisable. The plan administrator will also have the authority to determine which eligible service providers receive awards, grant awards and set the terms and conditions of all awards under the 2023 Plan, including any vesting and vesting acceleration provisions, subject to the conditions and limitations in the 2023 Plan.
Shares Available for Awards
The initial aggregate number of shares of our common stock that will be available for issuance under the 2023 Plan will be equal to (a) 12% of the number of the total shares of common stock outstanding on a fully-diluted basis at the time of the Closing, plus (b) any shares which, as of the effective date of the 2023 Plan, are subject to an award outstanding under the 2020 Plan (each, a “Prior Plan Award”), and which, on or following the effective date of the 2023 Plan, become available for issuance under the 2023 Plan as provided in the 2023 Plan. Any shares issued pursuant to the 2023 Plan may consist, in whole or in part, of authorized and unissued common stock, treasury common stock or common stock purchased on the open market.
Assuming a “no additional redemptions” scenario, the estimated number of fully-diluted shares as of the closing of the Business Combination will be [•]; therefore, the maximum potential initial share limit for the 2023 Plan as of the closing of the Business Combination will be [•]. The maximum number of shares that may be issued pursuant to the exercise of incentive stock options (“ISOs”) granted under the 2023 Plan, will be [•].
If an award under the 2023 Plan (or, as applicable, a Prior Plan Award) expires, lapses or is terminated, exchanged for or settled in cash, any shares subject to such award (or portion thereof) may, to the extent of such expiration, lapse, termination or cash settlement, be used again for new grants under the 2023 Plan. Shares tendered or withheld to satisfy the exercise price or tax withholding obligation for any award granted under the 2023 Plan will become or again be available for grant under the 2023 Plan. Further, the payment of dividend equivalents in cash in conjunction with any awards under the 2023 Plan (or, as applicable, a Prior Plan Award) will not reduce the shares available for grant under the 2023 Plan. However, the following shares may not be used again for grant under the 2023 Plan: (i) shares subject to stock appreciation rights (“SARs”) that are not issued in connection with the stock settlement of the SAR on exercise, and (ii) shares purchased on the open market with the cash proceeds from the exercise of options.
Awards granted under the 2023 Plan upon the assumption of, or in substitution for, awards authorized or outstanding under a qualifying equity plan maintained by an entity with which we enter into a merger or similar corporate transaction will not reduce the shares available for grant under the 2023 Plan but will count against the maximum number of shares that may be issued upon the exercise of ISOs.
The 2023 Plan provides that the sum of any cash compensation and the aggregate grant date fair value (determined as of the date of the grant under Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of all awards granted to a non-employee director as compensation for services as a non-employee director during any fiscal year, or director limit, may not exceed $750,000 (or $1,000,000 in the initial calendar year of a non-employee director’s service). These limits will not apply to the compensation for any non-employee director who serves in any capacity in addition to that of a non-employee director for which he or she receives additional compensation.
Awards
The 2023 Plan provides for the grant of stock options, including ISOs and nonqualified stock options (“NSOs”), SARs, restricted stock, dividend equivalents, restricted stock units (“RSUs”) and other stock or cash based awards. Certain awards under the 2023 Plan may constitute or provide for payment of “nonqualified deferred compensation” under Section 409A of the Code, which may impose additional requirements on the terms and conditions of such awards. All awards under the 2023 Plan will be evidenced by award agreements, which will detail the terms and conditions of awards, including any applicable vesting and payment terms and post-termination exercise limitations. Awards other than cash awards generally will be settled in shares of our common stock, but the applicable award agreement may provide for cash settlement of any award. A brief description of each award type follows.
•
Stock Options and SARs.   Stock options provide for the purchase of shares of our common stock in the future at an exercise price set on the grant date. ISOs, in contrast to NSOs, may provide tax deferral beyond exercise and favorable capital gains tax treatment to their holders if certain holding period and other requirements of the Code are satisfied. SARs entitle their holder, upon exercise, to receive from us an amount equal to the appreciation of the shares subject to the award between the grant date and the exercise date. Unless otherwise determined by our board of directors, the exercise price of a stock option or SAR may not be less than 100% of the fair market value of the underlying share on the grant date (or 110% in the case of ISOs granted to certain significant stockholders), except with respect to certain substitute awards granted in connection with a corporate transaction. The term of a stock option or SAR may not be longer than ten years (or five years in the case of ISOs granted to certain significant stockholders).

•
Restricted Stock.   Restricted stock is an award of nontransferable shares of our common stock that are subject to certain vesting conditions and other restrictions.

•
RSUs.   RSUs are contractual promises to deliver shares of our common stock in the future, which may also remain forfeitable unless and until specified conditions are met and may be accompanied by the right to receive the equivalent value of dividends paid on shares of our common stock prior to the delivery of the underlying shares (i.e., dividend equivalent rights). The plan administrator may provide that the delivery of the shares underlying RSUs will be deferred on a mandatory basis or at the election of the participant. The terms and conditions applicable to RSUs will be determined by the plan administrator, subject to the conditions and limitations contained in the 2023 Plan.
•
Other Stock or Cash Based Awards.   Other stock or cash based awards are awards of cash, fully vested shares of our common stock and other awards valued wholly or partially by referring to, or otherwise based on, shares of our common stock. Other stock or cash based awards may be granted to participants and may also be available as a payment form in the settlement of other awards, as standalone payments and as payment in lieu of compensation to which a participant is otherwise entitled.

•
Dividend Equivalents.   Dividend equivalents represent the right to receive the equivalent value of dividends paid on shares of our common stock and may be granted alone or in tandem with awards other than stock options or SARs. Dividend equivalents are credited as of the dividend record dates during the period between the date an award is granted and the date such award vests, is exercised, is distributed or expires, as determined by the plan administrator. Dividend equivalents payable with respect to an award prior to the vesting of such award instead will be paid out to the participant only to the extent that the vesting conditions are subsequently satisfied and the award vests.

Certain Transactions
The plan administrator has broad discretion to take action under the 2023 Plan, as well as make adjustments to the terms and conditions of existing and future awards, to prevent the dilution or enlargement of intended benefits and facilitate necessary or desirable changes in the event of certain transactions and events affecting our common stock, such as stock dividends, stock splits, mergers, acquisitions, consolidations and other corporate transactions. In addition, in the event of certain non-reciprocal transactions with our stockholders known as “equity restructurings,” the plan administrator will make equitable adjustments to the 2023 Plan and outstanding awards. In the event of a change in control (as defined in the 2023 Plan), to the extent that the surviving entity declines to continue, convert, assume or replace outstanding awards, then all such awards will become fully vested and exercisable in connection with the transaction.
Repricing
Our board of directors may, without approval of the stockholders, reduce the exercise price of any stock option or SAR, or cancel any stock option or SAR in exchange for cash, other awards or stock options or SARs with an exercise price per share that is less than the exercise price per share of the original stock options or SARs.
Plan Amendment and Termination
Our board of directors may amend or terminate the 2023 Plan at any time; however, no amendment, other than an amendment that increases the number of shares available under the 2023 Plan, may materially and adversely affect an award outstanding under the 2023 Plan without the consent of the affected participant, and stockholder approval will be obtained for any amendment to the extent necessary to comply with applicable laws. The 2023 Plan will remain in effect until the tenth anniversary of the effective date of the 2023 Plan, unless earlier terminated. No awards may be granted under the 2023 Plan after its termination.
Foreign Participants, Claw-Back Provisions, Transferability and Participant Payments
The plan administrator may modify award terms, establish subplans and/or adjust other terms and conditions of awards, subject to the share limits described above, in order to facilitate grants of awards subject to the laws and/or stock exchange rules of countries outside of the United States. All awards will be subject to any company clawback policy as set forth in such clawback policy or the applicable award agreement. Awards under the 2023 Plan are generally non-transferrable, except by will or the laws of descent and distribution, or, subject to the plan administrator’s consent, pursuant to a domestic relations order, and are generally exercisable only by the participant. With regard to tax withholding, exercise price and purchase price obligations arising in connection with awards under the 2023 Plan, the plan administrator may, in its discretion, accept cash or check, shares of our common stock that meet specified conditions, a “market sell order” or such other consideration as it deems suitable.
Material U.S. Federal Income Tax Considerations
The following is a general summary under current law of the principal United States federal income tax consequences related to awards under the 2023 Plan. This summary deals with the general federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. This summary is not intended as tax advice to participants, who should consult their own tax advisors.
•
Non-Qualified Stock Options.   If an optionee is granted an NSO under the 2023 Plan, the optionee should not have taxable income on the grant of the option. Generally, the optionee should recognize ordinary income at the time of exercise in an amount equal to the fair market value of the shares acquired on the date of exercise, less the exercise price paid for the shares. The optionee’s basis in the common stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our common stock on the date the optionee exercises such option. Any subsequent gain or loss will be taxable as a long-term or short-term capital gain or loss. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the optionee recognizes ordinary income.

•
Incentive Stock Options.   A participant receiving ISOs should not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant should not recognize taxable income at the time of exercise. However, the excess of the fair market value of the shares of our common stock received over the option exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an ISO is held for a minimum of two years from the date of grant and one year from the date of exercise and otherwise satisfies the ISO requirements, the gain or loss (in an amount equal to the difference between the fair market value on the date of disposition and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and we will not be entitled to any deduction. If the holding period requirements are not met, the ISO will be treated as one that does not meet the requirements of the Code for ISOs and the participant will recognize ordinary income at the time of the disposition equal to the excess of the amount realized over the exercise price, but not more than the excess of the fair market value of the shares on the date the ISO is exercised over the exercise price, with any remaining gain or loss being treated as capital gain or capital loss. We or our subsidiaries or affiliates generally are not entitled to a federal income tax deduction upon either the exercise of an ISO or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income on disposition of the shares.

•
Other Awards.   The current federal income tax consequences of other awards authorized under the 2023 Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as NSOs; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant through a Section 83(b) election); RSUs, dividend equivalents and other stock or cash based awards are generally subject to tax at the time of payment. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the optionee recognizes ordinary income.

Section 409A of the Code
Certain types of awards under the 2023 Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest, penalties and additional state taxes). To the extent applicable, the 2023 Plan and awards granted under the 2023 Plan are intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary or appropriate by the plan administrator, the 2023 Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code.
Plan Benefits
Benefits or amounts that may be received or allocated to directors, officers and employees under the 2023 Plan will be determined at the discretion of the plan administrator and are not currently determinable. Therefore, it is not possible at this time to determine the future benefits or amounts that will be received or to participants in the 2023 Plan.
Vote Required for Approval
If the Business Combination Proposal is not approved, the Equity Incentive Plan Proposal will not be presented at the Special Meeting. The approval of the Equity Incentive Plan Proposal requires the majority of the votes cast by the stockholders present in person (which would include presence at a virtual meeting) or represented by proxy at the Special Meeting and entitled to vote thereon.
Failure to vote by proxy or to vote in person (which would include presence at a virtual meeting) at the Special Meeting, abstentions and broker non-votes will have no effect on the Equity Incentive Plan Proposal.
The Business Combination is conditioned upon the approval of the Equity Incentive Plan Proposal, subject to the terms of the Business Combination Agreement. Notwithstanding the approval of the Equity Incentive Plan Proposal, if the Business Combination is not consummated for any reason, the actions contemplated by the Equity Incentive Plan Proposal will not be effected.
The Sponsor, the SportsMap Initial Stockholders and SportsMap directors and officers have agreed to vote the SportsMap Founder Shares and any public shares owned by them in favor of the Equity Incentive Plan Proposal. See “Proposal No.1 — The Business Combination Proposal — Related Agreements — Sponsor Letter Agreement” for more information.
Resolution
The full text of the resolution to be passed is as follows:
“RESOLVED, as an ordinary resolution, that the New ICI Equity Incentive Plan, a copy of which is attached to the proxy statement as Annex F, be adopted and approved.”
Recommendation of the SportsMap Board
THE SPORTSMAP BOARD UNANIMOUSLY RECOMMENDS THAT SPORTSMAP STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE EQUITY INCENTIVE PLAN PROPOSAL.
The existence of financial and personal interests of one or more of SportsMap’s directors may result in a conflict of interest on the part of such director(s) between what he, she, or they may believe is in the best interests of SportsMap and its stockholders and what he, she, or they may believe is best for himself, herself, or themselves in determining to recommend that stockholders vote for the proposals. In addition, SportsMap’s officers have interests in the Business Combination that may conflict with your interests as a stockholder. See the section entitled “Proposal No. 1 — The Business Combination Proposal — Interests of SportsMap’s Directors and Officers in the Business Combination” for a further discussion of these considerations.

PROPOSAL NO. 7 — THE ADJOURNMENT PROPOSAL
The Adjournment Proposal
The Adjournment Proposal, if adopted, will allow the SportsMap Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to SportsMap Stockholders in the event that, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve Proposal No. 1 (Business Combination Proposal), Proposal No. 2 (Nasdaq Proposal), and/or SportsMap Stockholders have elected to redeem an amount of SportsMap Common Stock such that the minimum available cash condition to the obligation to Closing would not be satisfied. In no event will the SportsMap Board adjourn the Special Meeting or consummate the Business Combination beyond the date by which it may properly do so under the Current Certificate of Incorporation and Delaware law.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by SportsMap Stockholders, the SportsMap Board may not be able to adjourn the Special Meeting to a later date in the event that, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve Proposal No. 1 (Business Combination Proposal), Proposal No. 2 (Nasdaq Proposal) and/or if SportsMap Stockholders have elected to redeem an amount of SportsMap Common Stock such that the minimum available cash condition to the obligation to Closing would not be satisfied. If the board of directors cannot adjourn the Special Meeting and the Business Combination Proposal is not approved, SportsMap will be unable to consummate the Business Combination and, if SportsMap does not consummate another business combination by July 20, 2023 (as extended, ultimately until as late as December 20, 2023), SportsMap will be required to dissolve and liquidate, and the holders of SportsMap public shares will be entitled to redeem their public shares for a pro rata share of the amount on deposit in the Trust Account.
Vote Required for Approval
The Adjournment Proposal will be approved and adopted if the holders of a majority of the shares of SportsMap Common Stock represented in person or by proxy and voted thereon at the Special Meeting vote “FOR” the Adjournment Proposal. Adoption of the Adjournment Proposal is not conditioned upon the adoption of any of the other proposals.
The Sponsor, the SportsMap Initial Stockholders and SportsMap’s directors and officers have agreed to vote the SportsMap Founder Shares and any SportsMap public shares owned by them in favor of the Adjournment Proposal. See “Proposal No. 1 — The Business Combination Proposal — Related Agreements — Sponsor Letter Agreement” for more information.”
Recommendation of the SportsMap Board
THE SPORTSMAP BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

INFORMATION ABOUT SPORTSMAP
References in this section to “we”, “our”, “us”, the “Company”, or “SportsMap” generally refer to SportsMap Tech Acquisition Corp.
Overview
We are a Delaware blank check company formed on May 14, 2021. We were incorporated for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities, which we refer to as a “target business.” Our efforts to identify a prospective target business are not be limited to a particular industry or geographic location.
Business Strategy
We are generally sought to target companies with the following criteria.
•
High Growth Strategic Position:   The entity will have secured a strong strategic position and will be poised for rapid growth and value creation.

•
Management:   We will look for a quality management team, capable of running as a public entity and/or we will augment the team to support the demands of transitioning from private to public.

•
Our Value-Add:   We envision our board and management team will be able to provide strategic and/or management expertise to the target company.

•
Target Size:   Because our SPAC size is smaller than most, our targets will likely be also. As a result, we believe the marketplace for targets will be less competitive.

•
Needs:   A target company will likely have a need for growth capital, liquidity and potentially benefit from higher multiples in the public markets.

Our Team:
The experiences of our management team members include running major league teams, a multi-platform media company, a successful sports tech business and a large innovation hub that includes sports tech ventures. The group also possesses public company, M&A, and financial management experience, and a strong track record of private equity investments, including in sports tech. We believe our management team positions our company to efficiently find, screen and consummate an attractive transaction.
The past performance of our management team or of their affiliates is not a guarantee either (i) that we will be able to identify a suitable candidate for our initial business combination or (ii) of success with respect to any business combination we may consummate. Investors should not rely on the historical record of our management team’s or their affiliates’ performance as indicative of our future performance.
We are a blank check company formed under the laws of the State of Delaware April 19, 2021. We were formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses, which we refer to throughout this annual report as our initial business combination.
Lack of Business Diversification
For an indefinite period of time after consummation of our initial business combination, the prospects for our success may depend entirely on the future performance of a single business. Unlike other entities that have the resources to complete business combinations with multiple entities in one or several industries, it is probable that we will not have the resources to diversify our operations and mitigate the risks of being in a single line of business. By consummating our initial business combination with only a single entity, our lack of diversification may:
•
subject us to negative economic, competitive and regulatory developments, any or all of which may have a substantial adverse impact on the particular industry in which we operate after our initial business combination, and

•
cause us to depend on the marketing and sale of a single product or limited number of products or services.

Redemption Rights for Public Stockholders upon Consummation of Our Initial Business Combination
We will provide our public stockholders with the opportunity to redeem all or a portion their shares upon the consummation of our initial business combination at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then outstanding public shares, subject to the limitations described herein. The amount in the Trust Account is approximately $10.54 per share, less any taxes payable from interest proceeds. The SportsMap Initial Stockholders have, for no consideration, agreed to waive their right to receive liquidating distributions if we fail to consummate our initial business combination within the requisite time period. However, if the SportsMap Initial Stockholders or any of our officers, directors or affiliates acquires public shares, they will be entitled to receive liquidating distributions with respect to such public shares if we fail to consummate our initial business combination within the required time period.
Manner of Conducting Redemptions
At any meeting of stockholders called to approve an initial business combination, public stockholders may seek to redeem their shares, regardless of whether they vote for or against the proposed business combination or do not vote at all, into their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the initial business combination, less any taxes then due but not yet paid. Alternatively, we may provide our public stockholders with the opportunity to sell their common stock to us through a tender offer (and thereby avoid the need for a stockholder vote) for an amount equal to their pro rata share of the aggregate amount then on deposit in the Trust Account, less any taxes then due but not yet paid.
Notwithstanding the foregoing, a public stockholder, together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act) will be restricted from seeking redemption rights with respect to 20% or more of the shares sold in the IPO. Such a public stockholder would still be entitled to vote against a proposed business combination with respect to all shares owned by him or his affiliates. We believe this restriction will prevent stockholders from accumulating large blocks of shares before the vote held to approve a proposed business combination and attempt to use the redemption right as a means to force us or our management to purchase their shares at a significant premium to the then current market price. By limiting a stockholder’s ability to redeem no more than 20% of the shares sold in the IPO, we believe we have limited the ability of a small group of stockholders to unreasonably attempt to block a transaction which is favored by our other public stockholders.
The SportsMap Initial Stockholders, and our officers and directors will not have redemption rights with respect to any SportsMap Common Stock owned by them, directly or indirectly, whether acquired prior to the IPO or purchased by them in the aftermarket.
We may require public stockholders, whether they are a record holder or hold their shares in “street name,” to either (i) tender their certificates (if any) to our transfer agent or (ii) deliver their shares to the transfer agent electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, at the holder’s option, in each case prior to a date set forth in the proxy materials sent in connection with the proposal to approve the business combination.
There is a nominal cost associated with the above-referenced delivery process and the act of certificating the shares or delivering them through the DWAC System. The transfer agent will typically charge the tendering broker a nominal amount and it would be up to the broker whether or not to pass this cost on to the holder. However, this fee would be incurred regardless of whether or not we require holders seeking to exercise redemption rights to deliver their shares prior to a specified date. The need to deliver shares is a requirement of exercising conversion rights regardless of the timing of when such delivery must be effectuated. However, in the event we require stockholders seeking to exercise redemption rights to deliver their shares prior to the consummation of the proposed business combination and the proposed business combination is not consummated this may result in an increased cost to stockholders.

Any proxy solicitation materials we furnish to stockholders in connection with a vote for any proposed business combination will indicate whether we are requiring stockholders to satisfy such certification and delivery requirements. Accordingly, a stockholder would have from the time the stockholder received our proxy statement up until the vote on the proposal to approve the business combination to deliver his shares if he wishes to seek to exercise his redemption rights. This time period varies depending on the specific facts of each transaction. However, as the delivery process can be accomplished by the stockholder, whether or not he is a record holder or his shares are held in “street name,” in a matter of hours by simply contacting the transfer agent or his broker and requesting delivery of his shares through the DWAC System, we believe this time period is sufficient for an average investor. However, we cannot assure our stockholders of this fact. Please see the risk factor titled “In connection with any meeting of stockholders called to approve a proposed initial business combination, we may require stockholders who wish to redeem their shares in connection with a proposed business combination to comply with specific requirements for redemption that may make it more difficult for them to exercise their redemption rights prior to the deadline for exercising their rights” for further information on the risks of failing to comply with these requirements.
Any request to redeem such shares once made, may be withdrawn at any time up to the vote on the proposed business combination or the expiration of the tender offer. Furthermore, if a holder of public shares delivered his certificate in connection with an election of their redemption and subsequently decides prior to the applicable date not to elect to exercise such rights, he may simply request that the transfer agent return the certificate (physically or electronically).
If we seek stockholder approval, we will complete our initial business combination only a majority of the outstanding shares of common stock voted are voted in favor of the business combination. A quorum for a meeting is the holders of a majority of the shares being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy. The SportsMap Initial Stockholders will count toward this quorum and pursuant to the Sponsor Letter Agreement, the SportsMap Initial Stockholders and our officers and directors have agreed to vote their SportsMap Founder Shares, Private Shares and any public shares purchased (including in open market and privately negotiated transactions) in favor of our initial business combination. For purposes of seeking approval of the majority of our outstanding common stock voted, abstentions and broker non-votes will have no effect on the approval of our initial business combination once a quorum is obtained. These quorum and voting thresholds, and the voting agreements of the SportsMap Initial Stockholders, may make it more likely that we will consummate our initial business combination. Each public stockholder may elect to redeem its public shares irrespective of whether they vote for or against the proposed transaction.
If the initial business combination is not approved or completed for any reason, then our public stockholders who elected to exercise their redemption rights would not be entitled to redeem their shares for the applicable pro rata share of the Trust Account as of two business days prior to the consummation of the initial business combination. In such case, we will promptly return any shares delivered by public stockholders.
Permitted Purchases of Our Securities by Our Affiliates
If we seek stockholder approval of our business combination and we do not conduct redemptions in connection with our business combination pursuant to the tender offer rules, the SportsMap Initial Stockholders, our directors, officers or their affiliates may purchase shares in privately negotiated transactions or in the open market either prior to or following the consummation of our initial business combination. Such a purchase would include a contractual acknowledgement that such stockholder, although still the record holder of our shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that the SportsMap Initial Stockholders, or our directors, officers or their affiliates purchase shares in privately negotiated transactions from public stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares.
The purpose of such purchases would be to (1) increase the likelihood of obtaining stockholder approval of the business combination or (2) to satisfy a closing condition in an agreement with a target that requires us to have a minimum net worth or a certain amount of cash at the closing of the business combination, where it appears that such requirement would otherwise not be met. The SportsMap Founder

Shares and the Private Shares represent approximately 68.5% of our issued and outstanding common stock. This may result in the consummation of an initial business combination that may not otherwise have been possible. Any such purchases will be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent the purchasers are subject to such reporting requirements. Further, in the event the Sponsor, directors, officers, advisors or any of their respective affiliates were to purchase public shares in privately negotiated transactions from public stockholders, such purchases would be structured in compliance with the requirements of Rule 14e-5 under the Exchange Act, including, in relevant part, through adherence to the following:

•
this proxy statement discloses the possibility that the Sponsor, directors, officers, advisors or any of their respective affiliates may purchase public shares from public stockholders outside the redemption process, along with the purpose of such purchases;

•
if the Sponsor, directors, officers, advisors or any of their respective affiliates were to purchase public shares from public stockholders:

•
the Sponsor or such directors, officers, advisors or affiliates would do so at a price no higher than the price offered through our redemption process;

•
such purchased shares would not be voted in favor of approving the business combination transaction;

•
the Sponsor or such directors, officers, advisors or affiliates would not possess any redemption rights with respect to such purchased shares or, if they do acquire and possess redemption rights, they would waive such rights; and

•
we would disclose in a Current Report on Form 8-K, before the Special Meeting, the following:

•
the amount of our securities purchased outside of the redemption offer by our Sponsor, directors, officers, advisors or any of their respective affiliates, along with the purchase price;

•
the purpose of such purchases;

•
the impact, if any, of such purchases on the likelihood that the Business Combination will be approved;

•
the identities of our selling stockholders for such purchases (if not purchased on the open market) or the nature of our stockholders (e.g., 5% stockholders) who sold to our Sponsor, directors, officers, advisors or any of their respective affiliates; and

•
the number of our shares for which we have received redemption requests pursuant to the redemption offer.

As a consequence of any such purchases, the public “float” of SportsMap Common Stock may be reduced and the number of beneficial holders of our securities may be reduced, which may make it difficult to maintain the listing or trading of our securities on a national securities exchange following consummation of a business combination.
Redemption of Public Shares and Liquidation if No Initial Business Combination
We must complete our initial business combination by the end of our combination period. If we are unable to consummate our initial business combination within the allotted time period, we will, as promptly as reasonably possible but not more than ten business days thereafter, distribute the aggregate amount then on deposit in the Trust Account (net of taxes payable, and less up to $50,000 of interest to pay liquidation expenses), pro rata to our public stockholders by way of redemption and cease all operations except for the purposes of winding up of our affairs. This redemption of public stockholders from the Trust Account shall be effected as required by function of our Current Certificate of Incorporation and prior to any voluntary winding up, although at all times subject to applicable law.
The SportsMap Initial Stockholders have agreed to waive their redemption rights with respect to their SportsMap Founder Shares and Private Shares if we fail to consummate our initial business combination within the combination period. However, if the SportsMap Initial Stockholders, or any of our officers, directors or affiliates acquire public shares, they will be entitled to redemption rights with respect to such public shares if we fail to consummate our initial business combination within the required time period. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event we do not consummate our initial business combination within the allotted time period.
If we were to expend all of the net proceeds from the IPO, other than the proceeds deposited in the Trust Account, and without taking into account interest, if any, earned on the Trust Account, the per-share redemption amount received by stockholders upon our dissolution would be approximately $10.20. The proceeds deposited in the Trust Account could, however, become subject to the claims of our creditors, which would have higher priority than the claims of our public stockholders. The actual per-share redemption amount received by stockholders may be less than $10.20, plus interest (net of any taxes payable, and less up to $50,000 of interest to pay liquidation expenses).
Although we seek to have all vendors, service providers, prospective target businesses or other entities with which we do business execute agreements with us waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account for the benefit of our public stockholders, there is no guarantee that they will execute such agreements or even if they execute such agreements that they would be prevented from bringing claims against the Trust Account including but not limited to fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain an advantage with respect to a claim against our assets, including the funds held in the Trust Account. If any third party refuses to execute an agreement waiving such claims to the monies held in the Trust Account, our management will perform an analysis of the alternatives available to it and will only enter into an agreement with a third party that has not executed a waiver if management believes that such third party’s engagement would be significantly more beneficial to us than any alternative. Making such a request of potential target businesses may make our acquisition proposal less attractive to them and, to the extent prospective target businesses refuse to execute such a waiver, it may limit the field of potential target businesses that we might pursue. Our independent registered public accounting firm has not executed agreements with us waiving such claims to the monies held in the Trust Account, nor did the underwriters in the IPO.
If any third party refuses to execute an agreement waiving such claims to the monies held in the Trust Account, our management will perform an analysis of the alternatives available to it and will only enter into an agreement with a third party that has not executed a waiver if management believes that such third party’s engagement would be significantly more beneficial to us than any alternative. Examples of possible instances where we may engage a third party that refuses to execute a waiver include the engagement of a third party consultant whose particular expertise or skills are believed by management to be significantly superior to those of other consultants that would agree to execute a waiver or in cases where management is unable to find a service provider willing to execute a waiver. In addition, there is no guarantee that such entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with us and will not seek recourse against the Trust Account for any reason. In order to protect the amounts held in the Trust Account, our sponsor has agreed that it will be liable to us, if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amounts in the Trust Account to below $10.20 per share, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. In the event that an executed waiver is deemed to be unenforceable against a third party, our sponsor will not be responsible to the extent of any liability for such third party claims. However, our sponsor may not be able to satisfy those obligations. Other than as described above, none of our officers or directors will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses. We have not independently verified whether our sponsor has sufficient funds to satisfy its indemnity obligations. We therefore believe it is unlikely our sponsor would be able to satisfy its indemnity obligations if it was required to do so. However, we believe the likelihood of our sponsor having to indemnify the Trust Account is limited because we will endeavor to have all vendors and prospective target businesses as well as other entities execute agreements with us waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

In the event that the proceeds in the Trust Account are reduced below $10.20 per share and our sponsor asserts that it is unable to satisfy any applicable obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action to enforce such indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf to enforce such indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. Accordingly, due to claims of creditors, the actual value of the per-share redemption price may be less than $10.20 per share.
Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of our Trust Account distributed to our public stockholders upon the redemption of our public shares in the event we do not complete our initial business combination by the end of our combination period may be considered a liquidation distribution under Delaware law. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.
Furthermore, if the pro rata portion of our Trust Account distributed to our public stockholders upon the redemption of our public shares in the event we do not complete our initial business combination within the combination period, is not considered a liquidation distribution under Delaware law and such redemption distribution is deemed to be unlawful (potentially due to the imposition of legal proceedings that a party may bring or due to other circumstances that are currently unknown), then pursuant to Section 174 of the DGCL, the statute of limitations for claims of creditors could then be six years after the unlawful redemption distribution, instead of three years, as in the case of a liquidation distribution. If we are unable to complete our initial business combination within the combination period, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of the amount of interest which may be withdrawn to pay taxes, and less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Accordingly, it is our intention to redeem our public shares as soon as reasonably possible following our combination period and, therefore, we do not intend to comply with those procedures. As such, our stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of our stockholders may extend well beyond the third anniversary of such date.
Because we will not be complying with Section 280, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent 10 years. However, because we are a blank check company, rather than an operating company, and our operations will be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses. As described above, pursuant to the obligation contained in our underwriting agreement, we will seek to have all vendors, service providers, prospective target businesses or other entities with which we do business execute agreements with us waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account.
If we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, the proceeds held in the Trust Account could be subject to applicable bankruptcy law, and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our stockholders. To the extent any bankruptcy claims deplete the Trust Account, we cannot assure our stockholders we will be able to return $10.20 per share to our public stockholders. Additionally, if we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, any distributions received by stockholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover some or all amounts received by our stockholders. Furthermore, our board may be viewed as having breached its fiduciary duty to our creditors and/or may have acted in bad faith, and thereby exposing itself and our company to claims of punitive damages, by paying public stockholders from the Trust Account prior to addressing the claims of creditors. We can provide no assurance that claims will not be brought against us for these reasons.
Our public stockholders will be entitled to receive funds from the Trust Account only (i) in the event of a redemption of the public shares prior to any winding up in the event we do not consummate our initial business combination within the allotted time period, (ii) if they redeem their shares in connection with an initial business combination that we consummate or (iii) if they redeem their shares in connection with a stockholder vote to amend our Current Certificate of Incorporation, (A) to modify the substance or timing of our obligation to allow redemption rights or to redeem 100% of our public shares if we do not complete our initial business combination within the allotted time period or (B) with respect to any other provision relating to stockholders’ rights or pre-business combination activity. In no other circumstances shall a stockholder have any right or interest of any kind to or in the Trust Account. In the event we seek stockholder approval in connection with our initial business combination, a stockholder’s voting in connection with the business combination alone will not result in a stockholder’s redeeming its shares to us for an applicable pro rata share of the Trust Account. Such stockholder must have also exercised its redemption rights described above.
Competition
In identifying, evaluating and selecting a target business for our initial business combination, we may encounter intense competition from other entities having a business objective similar to ours, including other blank check companies, private equity groups, venture capital funds leveraged buyout funds, and operating businesses seeking strategic acquisitions. Many of these entities are well established and have significant experience identifying and effecting business combinations directly or through affiliates. Moreover, many of these competitors possess greater financial, technical, human and other resources than us. Our ability to acquire larger target businesses will be limited by our available financial resources. This inherent limitation gives others an advantage in pursuing the acquisition of a target business.
In addition, in recent years, the number of special purpose acquisition companies that have been formed has increased substantially. Many potential targets for special purpose acquisition companies have already entered into an initial business combinations, and there are still many special purpose acquisition companies seeking targets for their initial business combinations, as well as many such companies currently in registration. As a result, at times, fewer attractive targets may be available, and it may require more time, more effort and more resources to identify a suitable target and to consummate an initial business combination.
Furthermore, the requirement that we acquire a target business or businesses having a fair market value equal to at least 80% of the value of the Trust Account (less any taxes payable on interest earned) at the time of the agreement to enter into the business combination, our obligation to pay cash in connection with our public stockholders who exercise their redemption rights and the future dilution they potentially represent, may not be viewed favorably by certain target businesses. Any of these factors may place us at a competitive disadvantage in successfully negotiating our initial business combination.
Employees
We currently have three executive officers. These individuals are not obligated to devote any specific number of hours to our matters but they intend to devote as much of their time as they deem necessary to our affairs until we have completed our initial business combination. The amount of time they will devote in any time period will vary based on whether a target business has been selected for our initial business combination and the stage of the business combination process we are in. We do not intend to have any full time employees prior to the consummation of our initial business combination.
Periodic Reporting and Financial Information
We have registered our units, common stock and warrants under the Exchange Act and have reporting obligations, including the requirement that we file annual, quarterly and current reports with the SEC.
We will provide stockholders with audited financial statements of the prospective target business as part of the tender offer materials or proxy solicitation materials sent to stockholders to assist them in assessing the target business. These financial statements must be prepared in accordance with GAAP and the historical financial statements must be audited in accordance with the standards of the PCAOB. These financial statement requirements may limit the pool of potential target businesses we may acquire because some targets may be unable to provide such statements in time for us to disclose such statements in accordance with federal proxy rules and consummate our initial business combination within our time frame.
We will be required to have our internal control procedures evaluated for the fiscal year ending December 31, 2022 required by Section 404(a) of the Sarbanes-Oxley Act. A target company may not be in compliance with the provisions of the Sarbanes-Oxley Act regarding adequacy of their internal controls. The development of the internal controls of any such entity to achieve compliance with the Sarbanes-Oxley Act may increase the time and costs necessary to complete any such acquisition.
We are an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the JOBS Act. As such, we are eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a non-binding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved. If some investors find our securities less attractive as a result, there may be a less active trading market for our securities and the prices of our securities may be more volatile.
In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We intend to continue to take advantage of the benefits of this extended transition period.
We will remain an emerging growth company until the earlier of (1) the last day of the fiscal year (a) following the fifth anniversary of the completion of our IPO, (b) in which we have total annual gross revenue of at least $1.235 billion, or (c) in which we are deemed to be a large accelerated filer, which means the market value of SportsMap Common Stock that is held by non-affiliates exceeds $700 million as of the prior June 30th, and (2) the date on which we have issued more than $1.00 billion in non-convertible debt securities during the prior three-year period. References herein to “emerging growth company” shall have the meaning associated with it in the JOBS Act.
Legal Proceedings
There is no material litigation, arbitration or governmental proceeding currently pending against us or any members of our management team in their capacity as such.

Directors and Executive Officers
SportsMap’s directors and executive officers are as follows:
Name	Age	Position
David Gow	60	Chief Executive Officer and Director
Jacob Swain	43	Chief Financial Officer
Lawson Gow	34	Chief Strategy Officer
David Graff	41	Director
Oliver Luck	63	Director
Reid Ryan	52	Director
Steve Webster	72	Director
David Gow has served as our CEO and Director since inception. In August 2007, Mr. Gow founded Gow Media, a multi-platform media company with a portfolio of platforms, including ESPN Radio Houston, the SportsMap Radio Network and digital content sites, CultureMap, SportsMap, InnovationMap and AutomotiveMap, and he has continued to serve as its Chairman and CEO since such time. Prior to Gow Media, between April 2002 to August 2007, Mr. Gow worked as a management consultant, providing advisory services involving strategic planning, fundraising, financial reviews and identification of new business opportunities for a portfolio of clients with a focus on ecommerce. From January 1999 through April 2002, Mr. Gow worked at Ashford.com, first as the CFO, leading a successful IPO, and ultimately as the CEO. From January 1996 to December 1998, Mr. Gow was the Director of Corporate Strategy at Compaq Computers, and from August 1993 to January 1996, Mr. Gow was a consultant at McKinsey & Co. He received his BA in Economics from Williams College in 1985 and a MPP degree from Harvard University in 1993. Mr. Gow is the father of Lawson Gow, who serves as our Chief Strategy Officer has been a Director since October 18, 2021. We believe Mr. Gow is qualified to serve on our board of directors due to his extensive experience in the sports industry, as well as his corporate finance and public company experience.
Jacob Swain serves as our CFO. Mr. Swain is the CEO of Incrementum, LLC, a company he founded in 2019 specializing in financial and information systems consulting. Before founding Incrementum, Mr. Swain served as the CEO of BBB Tank Services from 2016 through 2019 and the CFO from 2009 through 2016. BBB Tank Services provides construction and repair services for the aboveground storage tank industry. Mr. Swain served as the CTO and CFO of Bellatorum Resources, a company specializing in mineral rights investments, from March through November of 2019. Mr. Swain earned a BA from the University of Hawaii, a MS from the University of Houston, and a MBA from Rice University. Mr. Swain served in the United States Air Force from 2000 through 2004 with duty assignments in Texas, Germany, Qatar, and Hawaii.
Lawson Gow serves as our Chief Strategy Officer. He is the son of David Gow, who serves as our CEO. Lawson Gow is the Founder & President of The Cannon, an organization that provides startup businesses, investment groups, governments, corporations, and other strategic organizations with a variety of innovation solutions and incubator workspace, which he launched in 2017. Prior to The Cannon, Mr. Gow worked as an investment analyst for the global corporate venture capital firm, KPMG Capital, where he led the investment decisions of the $100M fund into technology startups, a role he held from 2013 to 2017. Mr. Gow is a board member of Central Houston Organization, an entity responsible for managing much of the funding and strategy associated with the growth and development of Downtown Houston, and a member of the Houston 2026 World Cup Bid Committee, an entity formed to develop a formal bid to the FIFA World Cup international site selection team on behalf of The City of Houston. Mr. Gow received the Houston Business Journal’s 40 Under 40 Award in 2019. Mr. Gow earned a B.A. from Rice University.
Reid Ryan has been a Director since October 18, 2021. In 2000, Mr. Ryan became the Founder & CEO of Ryan-Sanders Baseball, Inc., an entity that owns the Round Rock Express, the Triple-A affiliate of the Texas Rangers of Major League Baseball. Ryan-Sanders Baseball, Inc. is an ownership group that includes his father, Hall of Fame pitcher Nolan Ryan, his brother, Reese, and former Houston Astros part-owner Don Sanders. Mr. Ryan also serves on the board for Major League Baseball player development license group. In 2013, Mr. Ryan left Ryan-Sanders to become the president of the Houston Astros and served in this position from 2013 to 2019, which included two trips to the World Series and a World Championship in 2017, and thereafter became Executive Advisor of Business Relations in 2020. He was the executive producer for a feature length “30-for-30 style” documentary on Nolan Ryan which debuted in 2022. Mr. Ryan also runs a family office that invests in sports tech properties and other sports-related companies. Mr. Ryan is also a former college and professional baseball player. He attended the University of Texas at Austin before transferring to Texas Christian University, where he finished his collegiate career. We believe Mr. Ryan is qualified to serve on our board of directors due to his knowledge and experience in the sports industry.
David Graff has been a Director since October 18, 2021. Mr. Graff is the CEO of Hudl, a large sports technology company headquartered in Lincoln, Nebraska, that he co-founded in 2006. Hudl is a software platform that helps coaches and athletes prepare for and stay ahead of the competition with video. Hudl offers a suite of products that over 180,000 global sports teams use at every level — from youth to professional organizations — to combine video and data to improve performance and showcase talent. Mr. Graff also serves on the board of directors for Nelnet (NYSE: NNI) and Assurity, both headquartered in Lincoln, Neb., and is a trustee for the University of Nebraska Foundation and an advisory board member for the Raikes School. In 2010, Mr. Graff was named on Forbes’ 30 Under 30 list. Mr. Graff received a undergraduate degree in accounting and an MBA from the University of Nebraska-Lincoln in the Jeffrey S. Raikes School in Computer Science and Management. We believe Mr. Graff is qualified to serve on our board of directors due to his executive leadership expertise in the sports technology area, as well as his corporate governance experience.
Oliver Luck has been a Director since October 18, 2021. From June 2018 to April 2020, Mr. Luck served as the CEO and Commissioner of the XFL until it suspended operations due to the COVID-19 pandemic. From June 2010 through 2017, Mr. Luck served as the Athletic Director at West Virginia University, his alma mater. In October 2013, Mr. Luck was one of 13 members unanimously chosen by the College Football Playoff Management Committee to select the four teams to compete in the first College Football Playoff which was to be held in 2015. In December 2014, Mr. Luck became the EVP for Regulatory Affairs for the NCAA. From 2005 to 2010, Mr. Luck was the first president and general manager of the Houston Dynamo of Major League Soccer. From 2001 to 2005, he was the CEO of the Houston Sports Authority, the governmental entity created in 1997 to provide the financing, construction, and management oversight of the three large sports and entertainment venues in Houston — Minute Maid Park (home of the Houston Astros), NRG Stadium, (home of the Houston Texans), and the Toyota Center (home of the Houston Rockets). Prior to joining the Sports Authority, Mr. Luck was a top-ranking executive with the National Football League for more than ten years, where he served as Vice President of Business Development and President and CEO of NFL Europe. Mr. Luck spent five seasons in the National Football League as a quarterback for the Houston Oilers (1982-1986). After retiring from pro football, Mr. Luck earned a J.D. from the University of Texas School of Law. We believe Mr. Luck is qualified to serve on our board of directors due to his executive leadership experience at all levels of the sports industry.
Steve Webster has been a Director since October 18, 2021. In 2005, Mr. Webster co-founded Avista Capital Partners, a large private equity firm, where he continues to serve as a Managing Director. In 2017, Mr. Webster co-founded Avista Energy Capital, a private equity firm making direct equity investments in energy companies. During his career, Mr. Webster has served on numerous public boards, including currently on Callon Petroleum (NYSE) since 2020, Oceaneering International (NYSE) since 2015 and Camden Property Trust (NYSE) since 1993. He is also active on numerous boards of private companies in which he holds investments. Mr. Webster is Managing Partner of AEC Partners (investing in energy) which he co-founded as well as Kestrel Capital, a family-owned partnership which has invested in a variety of businesses, including Gow Media. Since 2010, Mr. Webster has been an active investor in multi-family housing, land and other real estate with several different partners. Mr. Webster earned a BS and honorary doctorate from Purdue University and a MBA from Harvard Business School, where he was named a Baker Scholar. We believe Mr. Webster is qualified to serve on our board of directors due to his private equity expertise, as well as his corporate finance experience.
Number of Officers and Directors
We have seven directors. In accordance with Nasdaq corporate governance requirements, we are not required to hold an annual meeting until one full year after our first fiscal year end following our listing on Nasdaq. We may not hold an annual meeting of stockholders until after we consummate our initial business combination.

Our officers are elected by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate.
Director Independence
The Nasdaq listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that each of Reid Ryan, David Graff, Oliver Luck, and Steve Webster are “independent directors” as defined in Nasdaq listing standards and applicable SEC rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.
Committees of the Board of Directors
Our board of directors has three standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee. Each committee operates under a charter that has been approved by our board and has the composition and responsibilities described below. Our audit committee, compensation committee and nominating and corporate governance committee is composed solely of independent directors.
Audit Committee
Messrs. Graf, Ryan and Webster serve as members of our audit committee. Mr. Graff chairs the audit committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have three members of the audit committee all of whom must be independent. Messrs. Graf, Ryan and Webster are independent.
Each member of the audit committee is financially literate and our board of directors has determined that Mr. Graff qualifies as an “audit committee financial expert” as defined in applicable SEC rules.
Responsibilities of the audit committee include:
•
the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm and any other independent registered public accounting firm engaged by us;

•
pre-approving all audit and non-audit services to be provided by the independent registered public accounting firm or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•
reviewing and discussing with the independent registered public accounting firm all relationships the auditors have with us in order to evaluate their continued independence;

•
setting clear hiring policies for employees or former employees of the independent registered public accounting firm;

•
setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•
obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing the independent auditor’s internal quality-control procedures and any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within, the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•
reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•
reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee
The members of our Compensation Committee are Messrs. Luck, Ryan and Webster. Mr. Luck chairs the compensation committee. We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:
•
reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation in executive session at which the Chief Executive Officer is not present;

•
reviewing and approving the compensation of all of our other officers;

•
reviewing our executive compensation policies and plans;

•
implementing and administering our incentive compensation equity-based remuneration plans;

•
assisting management in complying with our proxy statement and annual report disclosure requirements;

•
approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•
producing a report on executive compensation to be included in our annual proxy statement; and

•
reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.
Nominating Committee
Our nominating committee (the “Nominating Committee”) consists of Messrs. Ryan, Luck and Graff, each of whom is an independent director under Nasdaq’s listing standards. Mr. Ryan chairs the nominating committee. The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on our board of directors. The nominating committee considers persons identified by its members, management, stockholders, investment bankers and others.
Guidelines for Selecting Director Nominees
The guidelines for selecting nominees, which are specified in the Nominating Committee’s charter, generally provide that persons to be nominated:
•
should have demonstrated notable or significant achievements in business, education or public service;

•
should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

•
should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.

The Nominating Committee will consider a number of qualifications relating to management and leadership experience, background, integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating committee does not distinguish among nominees recommended by stockholders and other persons.
Code of Ethics
We have adopted a code of ethics applicable to our directors, officers and employees (the “Code of Ethics”). We have filed a copy of our form of Code of Ethics and our committee charters as exhibits to the registration statement we filed for our IPO. Our stockholders are able to review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.
Conflicts of Interest
Our stockholders should also be aware of the following other potential conflicts of interest:
•
None of our officers or directors is required to commit his or her full time to our affairs and, accordingly, may have conflicts of interest in allocating his or her time among various business activities.

•
In the course of their other business activities, our officers and directors may become aware of investment and business opportunities which may be appropriate for presentation to us as well as the other entities with which they are affiliated. Our management may have conflicts of interest in determining to which entity a particular business opportunity should be presented.

•
Our SportsMap Initial Stockholders purchased SportsMap Founder Shares prior to our IPO and our Sponsor purchased the Private Placement Units at such time. The SportsMap Initial Stockholders have, for no consideration, agreed to waive their right to liquidating distributions with respect to their SportsMap Founder Shares and Private Shares if we fail to consummate our initial business combination within the required time period. However, if the SportsMap Initial Stockholders acquire public shares, they will be entitled to receive liquidating distributions with respect to such public shares if we fail to consummate our initial business combination within the required time period. If we do not complete our initial business combination within such applicable time period, the proceeds of the sale of the Private Placement Units will be used to fund the redemption of our public shares, and the Private Placement Units will expire worthless.

•
Our officers and directors may have a conflict of interest with respect to evaluating a particular business combination if the retention or resignation of any such officers and directors was included by a target business as a condition to any agreement with respect to our initial business combination.

In general, officers and directors of a corporation incorporated under the laws of the State of Delaware are required to present business opportunities to a corporation if:
•
the corporation could financially undertake the opportunity;

•
the opportunity is within the corporation’s line of business; and

•
it would not be fair to the corporation and its stockholders for the opportunity not to be brought to the attention of the corporation.

In relation to the foregoing, our Current Certificate of Incorporation provides that:
•
we renounce any interest or expectancy in, or being offered an opportunity to participate in, any business opportunities that are presented to us or our officers or directors or stockholders or affiliates thereof, including but not limited to, the SportsMap Initial Stockholders and their affiliates, except as may be prescribed by any written agreement with us; and
•
our officers and directors will not be liable to our company or our stockholders for monetary damages for breach of any fiduciary duty by reason of any of our activities or any of the SportsMap Initial Stockholders or their affiliates to the fullest extent permitted by Delaware law.

As a result of multiple business affiliations, our officers and directors may have similar legal obligations relating to presenting business opportunities to multiple entities. In addition, conflicts of interest may arise when our board evaluates a particular business opportunity. We cannot assure our stockholders that any of the above mentioned conflicts will be resolved in our favor. Furthermore, each of our officers and directors currently has and may in the future have fiduciary obligations to other businesses, including other blank check companies similar to our company, of which they are now or may in the future be officers or directors. To the extent they identify business opportunities which may be suitable for the entities to which they owe fiduciary obligations, our officers and directors will honor those fiduciary obligations. Accordingly, it is possible they may not present opportunities to us that otherwise may be attractive to us unless the entities to which they owe fiduciary obligations and any successors to such entities have declined to accept such opportunities.
In order to minimize potential conflicts of interest which may arise from multiple corporate affiliations, each of our officers and directors has contractually agreed, pursuant to a written agreement with us, until the earliest of a business combination, our liquidation or such time as he ceases to be an officer or director, to present to our company for our consideration, prior to presentation to any other entity, any suitable business opportunity which may reasonably be required to be presented to us, subject to any fiduciary or contractual obligations he might have.
Below is a table summarizing the entities to which our officers and directors currently have fiduciary duties or contractual obligations which will take priority over our officers and directors.
Individual	Entity	Role
David Gow	Gow Media	Chairman & CEO
	Vype Media	Board Member
Jacob Swain	Gow Media	Chief Technology Officer
	Incrementum, LLC	Chief Executive Officer
Lawson Gow	Gow Companies, LLC	Founder, President
Reid Ryan	Round Rock Express	President
	Documentary film on Nolan Ryan	Executive Producer
	Family office	Partner
Oliver Luck	American Campus Communities	Board Member
	Altius Sports Partners, LLC	Advisor
David Graff	Hudl	CEO
	NelNet	Board Member
Steve Webster	Avista Capital	Managing Director
	AEC Partners	Managing Director
	Callon Petroleum	Board Member
	Oceaneering International	Board Member
	Camden Property Trust	Board Member
To further minimize conflicts of interest, we have agreed not to consummate an initial business combination with an entity that is affiliated with any of the SportsMap Initial Stockholders or our officers or directors unless we have obtained an opinion from an independent investment banking firm, or another independent entity that commonly renders valuation opinions, and the approval of a majority of our disinterested independent directors that the business combination is fair to our company (or stockholders) from a financial point of view. Notwithstanding the foregoing, our Current Certificate of Incorporation provides that, subject to fiduciary duties under Delaware law, we renounce our interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of our company and such opportunity is one we are legally and contractually permitted to undertake and would otherwise be reasonable for us to pursue.
Our officers and directors, as well as the SportsMap Initial Stockholders, have agreed (i) to vote any shares owned by them in favor of any proposed business combination and (ii) not to redeem any shares in connection with a stockholder vote to approve a proposed initial business combination or any amendment to our charter documents prior to the consummation of our initial business combination or sell any shares to us in a tender offer in connection with a proposed initial business combination.
Limitation on Liability and Indemnification of Officers and Directors
Our Current Certificate of Incorporation provides that our officers and directors will be indemnified by us to the fullest extent authorized by Delaware law, as it now exists or may in the future be amended. In addition, our Current Certificate of Incorporation provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except to the extent such exemption from liability or limitation thereof is not permitted by the DGCL.
We entered into agreements with our officers and directors to provide contractual indemnification in addition to the indemnification provided for in our Current Certificate of Incorporation. Our bylaws also permit us to maintain insurance on behalf of any officer, director or employee for any liability arising out of his or her actions, regardless of whether Delaware law would permit such indemnification. We have obtained a policy of directors’ and officers’ liability insurance that insures our officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify our officers and directors.
These provisions may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against officers and directors, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against officers and directors pursuant to these indemnification provisions.
We believe that these provisions, the directors’ and officers’ liability insurance and the indemnity agreements are necessary to attract and retain talented and experienced officers and directors.

SPORTSMAP MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS
All statements other than statements of historical fact included in this proxy statement including, without limitation, statements under “SportsMap Management’s Discussion and Analysis of Financial Condition and Results of Operations” regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, are forward-looking statements. When used in this proxy statement, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or the Company’s management, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in our filings with the SEC.
The following discussion and analysis of our financial condition and results of operations should be read in conjunction with the financial statements and the notes thereto contained elsewhere in this proxy statement. Certain information contained in the discussion and analysis set forth below includes forward-looking statements that involve risks and uncertainties.
Overview
We are blank check company incorporated as a Delaware corporation on May 14, 2021 and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. We intend to consummate an initial business combination using cash from the proceeds of the IPO that closed on October 21, 2021, and the private placement, and from additional issuances of, if any, our equity and our debt, or a combination of cash, equity and debt.
Our sponsor is SportsMap, LLC, a Delaware limited liability company (the “Sponsor”). The registration statement for the IPO was declared effective on October 18, 2021.
On April 14, 2023, we held a special meeting of stockholders (the “Meeting”), at which the Company’s stockholder of record voted to approve the amendment of the Company’s amended and restated certificate of incorporation to extend the date by which the Company must consummate a business combination or, if it fails to do so, cease its operations and redeem or repurchase 100% of the shares of the Company’s common stock issued in the Company’s initial public offering, from April 20, 2023, monthly for up to eight additional months at the election of the Company, ultimately until as late as December 20, 2023 (“Extension”). With this amendment, the Company has agreed to deposit into the Trust Account $0.05 for each outstanding public share for each monthly extension of the date by which the Company must complete its initial business combination. Since the Meeting, we have deposited $245,242 into the Trust Account to extend the date by which SportsMap must consummate a business combination or cease operations until July 20, 2023.
In connection with the Extension, 9,865,056 shares of SportsMap Common Stock were redeemed (the “Redemption”), with 5,184,944 shares of SportsMap Common Stock remaining outstanding after the Redemption, of which 1,634,944 shares of SportsMap Common Stock remaining outstanding after the Redemption are shares issued in connection with our IPO (the “Public Shares”). Our public stockholders will continue to have the opportunity to redeem all or a portion of their Public Shares upon the completion of our initial business combination at a per-share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account as of two business days prior to the vote to approve the consummation of the business combination, including interest (which interest shall be net of taxes payable) divided by the number of then outstanding Public Shares.
Following the Redemption, approximately $17,000,000 remains on deposit in our Trust Account.
Liquidity and Capital Resources
On October 21, 2021, we consummated the IPO of 11,500,000 units, including the full exercise of the underwriters’ over-allotment option to purchase 1,500,000 units, at a purchase price of $10.00 per unit generating a profit of $115,000,000.

Simultaneously with the consummation of the IPO, we consummated the private placement of 675,000 units (the “Private Placement Units”) at a price of $10.00 per Private Placement Unit to the Sponsor and the representative of the underwriters and/or certain of their designees or affiliates, generating gross proceeds to the Company of $6,750,000.
Following the closing of the IPO on October 21, 2021, $117,300,000 ($10.20 per unit) from the net proceeds of the sale of units in the IPO and a portion of the proceeds of the sale of the Private Placement Units was deposited into the Trust Account located in the United States with Continental Stock Transfer & Trust Company acting as trustee, and will be invested only in U.S. government treasury bills, notes or bonds with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act and which invest solely in U.S. Treasuries. Except as set forth below, the proceeds held in the Trust Account will not be released until the earlier of: (1) the completion of the initial business combination within the required time period; (2) our redemption of 100% of the outstanding public shares if we have not completed an initial business combination in the required time period; and (3) the redemption of any public shares properly tendered in connection with a stockholder vote to amend our Current Certificate of Incorporation (A) to modify the substance or timing of the Company’s obligation to allow redemption of public shares as described in the IPO or redeem 100% of the public shares if we do not complete an initial business combination within the required time period or (B) with respect to any other provision relating to stockholders’ rights or pre-business combination activity.
After consummation of the IPO on October 21, 2021, we had $24,991 in our operating bank account, and working capital of $1,463,454, which included $2,150,000 of private placement proceeds receivable from the Sponsor which was received into our operating bank account on October 22, 2021. In addition, in order to finance transaction costs in connection with a business combination, our Sponsor or an affiliate of our Sponsor or certain of our officers and directors may, but are not obligated to, provide our working capital loans (the “Working Capital Loans”). As of March 31, 2023, there were no amounts outstanding under any Working Capital Loans.
In connection with a special meeting of SportsMap Stockholders, held on April 14, 2023, the SportsMap Stockholders elected to redeem 9,865,056 public shares of SportsMap Common Stock and to extend SportsMap’s business combination period monthly, for up to eight months at the election of SportsMap, from April 20, 2023, ultimately until as late as December 20, 2023. As of June 27, 2023, SportsMap had 1,634,944 public shares of SportsMap Common Stock outstanding, and held approximately $17.2 million in the Trust Account. The 9,865,056 public shares of SportsMap Common Stock redeemed at the stockholder meeting on April 14, 2023, represented approximately 65.5% of the shares of SportsMap Common Stock issued and outstanding at meeting on such date and approximately 85.8% of the public shares then- outstanding.
As of March 31, 2023, we had $13,981 in our operating bank account, and working capital deficit of $343,046, excluding taxes. Our liquidity needs through October 21, 2021 were satisfied through a payment from the Sponsor of $25,000 for the Founder Shares to cover certain offering costs and the loan under an unsecured promissory note from the Sponsor of up to $400,000. The outstanding balance under the promissory note of $323,190 was paid in full on October 22, 2021.
In April and May 2023, a number of lenders agreed to loan the Company $1,000,000. The loans are non-interest bearing, unsecured and due at the consummation of an initial business combination; provided that the Company has the right to extend the repayment date for up to 12 months. These notes are non-convertible into any securities of the Company. In consideration for the loans, the lenders received 165,598 SportsMap Founder Shares from the SportsMap Initial Stockholders. In consideration for the loans, the lenders received 165,598 SportsMap Founder Shares from the SportsMap Initial Stockholders.
Based on the foregoing, management believes that we will have sufficient working capital to meet our needs through the earlier of the consummation of a business combination or one year from this filing. Over this time period, we will be using these funds for paying existing accounts payable, identifying and evaluating prospective initial business combination candidates, performing due diligence on prospective target businesses, paying for travel expenditures, selecting the target business to merge with or acquire, and structuring, negotiating and consummating the business combination.

Risks and Uncertainties
Management continues to evaluate the impact of the COVID-19 pandemic and Russia-Ukraine war and has concluded that while it is reasonably possible that the virus could have a negative effect on our financial position, results of our operations, and/or search for a target company, the specific impact is not readily determinable as of the date of these financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
Inflation Reduction Act of 2022
On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. The excise tax is imposed on the repurchasing corporation itself, not its shareholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury (the "Treasury") has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the excise tax.
Any redemption or other repurchase that occurs after December 31, 2022, in connection with a business combination, extension vote or otherwise, may be subject to the excise tax. Whether and to what extent we would be subject to the excise tax in connection with a business combination, extension vote or otherwise would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the business combination, extension or otherwise, (ii) the structure of a business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with a business combination (or otherwise issued not in connection with a business combination but issued within the same taxable year of a business combination) and (iv) the content of regulations and other guidance from the Treasury. In addition, because the excise tax would be payable by us and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete a business combination and in our ability to complete a business combination.
Results of Operations
Three months ended March 31, 2023, compared to the three months ended March 31, 2022
As of March 31, 2023, we had not commenced any operations. All activity for the period from May 14, 2021 (inception) through March 31, 2023 relates to our formation and the IPO. We have neither engaged in any operations nor generated any revenues to date. We will not generate any operating revenues until after the completion of the Business Combination, at the earliest. We will generate non-operating income in the form of interest income on cash and cash equivalents from the proceeds derived from the IPO. We expect to incur increased expenses as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), as well as for due diligence expenses.
For the three months ended March 31, 2023, we had a net income of $505,192, which consisted of interest earned on cash and securities held in Trust Account of $1,284,042, offset by operating costs of $520,185 and provision for income taxes of $258,665.
For the three months ended March 31, 2022, we had a net loss of $186,893, which consisted of $227,175 in formation and operating costs, offset by interest earned on cash and securities held in Trust Account of $40,282.
Year ended December 31, 2022, compared to the year ended December 31, 2021
As of December 31, 2022, we had not commenced any operations. All activity for the period from May 14, 2021 (inception) through December 31, 2022 relates to our formation and the IPO, and since the

IPO, the search for a suitable business combination. We have neither engaged in any operations nor generated any revenues to date. We will not generate any operating revenues until after the completion of the Business Combination, at the earliest. We will generate non-operating income in the form of interest income on cash and cash equivalents from the proceeds derived from the IPO. We expect to incur increased expenses as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), as well as for due diligence expenses.
For the year ended December 31, 2022, we had net income of $36,861 which consisted of interest earned on cash and securities held in Trust Account of $1,739,145, partially offset by operating costs of $1,385,573 and provision for income taxes of $316,711.
For the period from May 14, 2021 (inception) through December 31, 2021, we had a net loss of approximately $413,954, which consisted of formation and operating costs of $424,882, offset by interest earned on cash and securities held in Trust Account of $10,928.
Contractual Obligations
We do not have any long-term debt obligations, capital lease obligations, operating lease obligations, purchase obligations or long-term liabilities.
Administrative Services Agreement
We entered into an administrative services agreement on October 18, 2021, pursuant to which we will pay the Sponsor a total of $10,000 per month for office space, utilities, secretarial support and other administrative and consulting services. Upon completion of the initial business combination or its liquidation, we will cease paying these monthly fees. At March 31, 2023 and December 31, 2022, we had accrued $21,356 and $13,505, respectively, of administrative service fees, net of payments made. For the three months ended March 31, 2023 and 2022, the Company incurred $30,000 and $30,000 of administrative service fees expense, respectively. For the year ended December 31, 2022, the Company incurred $120,000 of administrative service fees expense. Included in the Administrative Service Fee paid to the Sponsor is $100,000 the Sponsor pays to Lawson Gow, the Company’s Chief Strategy Officer, in connection with services related to identifying and consummating the initial business combination.
Registration Rights
The SportsMap Initial Stockholders and their permitted transferees can demand that the Company registers the SportsMap Founder Shares, the Private Placement Units and the underlying Private Shares and private warrants, and the units issuable upon conversion of Working Capital Loans and the underlying common stock and warrants, pursuant to an agreement to be signed prior to or on the date of the IPO. The holders of such securities are entitled to demand that the Company registers these securities at any time after the Company consummates an initial business combination. Notwithstanding anything to the contrary, any holder that is affiliated with an underwriter participating in the IPO may only make a demand on one occasion and only during the five-year period beginning on the commencement date of sales in the IPO. In addition, the holders have certain “piggy-back” registration rights on registration statements filed after the Company’s consummation of a business combination; provided that any holder that is affiliated with an underwriter participating in the IPO may participate in a “piggy-back” registration only during the seven-year period beginning on the commencement date of sales in the IPO.
Underwriting Agreement
On October 21, 2021, we paid a cash underwriting discount of 2.0% per unit, or $2,300,000.
Business Combination Marketing Agreement
We have engaged Roth, the representative of the underwriters in the IPO, as an advisor in connection with the initial business combination to assist it in holding meetings with its stockholders to discuss the potential business combination and the target business’ attributes, introduce the Company to potential investors that are interested in purchasing its securities in connection with the initial business combination, assist the Company in obtaining stockholder approval for the initial business combination and assist the Company with its press releases and public filings in connection with the initial business combination. We will pay the representative a fee for such services upon the consummation of the initial business combination in an amount equal to 3.5% of the gross proceeds of the IPO, or $4,025,000 (exclusive of any applicable finders’ fees which might become payable).
Additionally, the Company engaged Craig-Hallum to act as its placement agent and its merger and acquisition advisor in connection with any offering in respect to a business combination with a target. Craig-Hallum assisted with identifying and selecting a potential target company, the formation of a letter of intent, evaluating proposals for a potential business combination, structuring the formation of a potential business combination, identifying and selecting investors and other activities related to a business combination. In the event an offering of securities in connection with the business combination any other evidence of commitment for the business combination, the Company will pay Craig-Hallum a cash fee of 6.0% of the gross proceeds raised and only if Craig- Hallum is the source of introduction to the specific transaction.
Additionally, if the Company completes an initial business combination during the term of the contract with Craig-Hallum, Craig-Hallum will be owed a fee, payable in stock, equal to the greater of (i) 2.0% of the aggregate transaction value of the business combination; and (ii) 250,000 shares of newly issued common stock, to be registered within 90 days of closing of the business combination (the “M&A Advisory Fee”). Craig-Hallum and Roth Capital have agreed that Roth Capital will be entitled to 30% of the total M&A Advisory Fee.
Critical Accounting Policies
Common Stock Subject to Possible Redemption
We will account for SportsMap Common Stock subject to possible redemption in accordance with the guidance in FASB ASC Topic 480 “Distinguishing Liabilities from Equity” (“ASC 480”). Common stock subject to mandatory redemption (if any) is classified as a liability instrument and measured at fair value. Conditionally redeemable common stock (including shares of common stock that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within our control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. Our common stock will feature certain redemption rights that are considered to be outside of our control and will be subject to the occurrence of uncertain future events. Accordingly, common stock subject to possible redemption will be presented at redemption value as temporary equity, outside of the stockholders’ equity section of our balance sheet.
Net Loss Per Common Stock
We comply with the accounting and disclosure requirements of FASB ASC Topic 260, “Earnings Per Share.” Net loss per common stock is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period, excluding common stock subject to forfeiture. At March 31, 2023 and December 31, 2022, we did not have any dilutive securities and other contracts that could, potentially, be exercised or converted into common stock and then share in our earnings. As a result, diluted loss per common stock is the same as basic loss per common stock for the periods presented.
Warrants
We account for warrants as either equity-classified or liability-classified instruments based on an assessment of the warrant’s specific terms and applicable authoritative guidance in ASC 480 and ASC 815, Derivatives and Hedging (“ASC 815”). The assessment considers whether the warrants are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and whether the warrants meet all of the requirements for equity classification under ASC 815, including whether the warrants are indexed to our own common stocks and whether the warrant holders could potentially require “net cash settlement” in a circumstance outside of our control, among other conditions for equity classification. This assessment, which requires the use of professional judgment, is conducted at the time warrant issuance and as of each subsequent quarterly period end date while the warrants are outstanding.

For issued or modified warrants that meet all of the criteria for equity classification, the warrants are required to be recorded as a component of additional paid-in capital at the time of issuance. For issued or modified warrants that do not meet all of the criteria for equity classification, the warrants are required to be recorded at their initial fair value on the date of issuance, and each balance sheet date thereafter. We account for our outstanding warrants as equity-classified instruments.
Recent Accounting Pronouncements
In August 2020, the FASB issued ASU No. 2020-06, Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging-Contracts in Entity’s Own Equity (Subtopic 815-40) (“ASU 2020-06”), which simplifies the accounting for convertible instruments. The guidance removes certain accounting models that separate the embedded conversion features from the host contract for convertible instruments. ASU 2020-06 allows for a modified or full retrospective method of transition. For smaller reporting companies, this update is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. Early adoption is permitted. We are currently evaluating the impact this change will have on our financial statements.
Management does not believe that any other recently issued, but not effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statements.
Off-Balance Sheet Arrangements
As of March 31, 2023 and December 31, 2022, we did not have any off-balance sheet arrangements.
Inflation
We do not believe that inflation had a material impact on our business, revenues or operating results during the period presented.
Emerging Growth Company Status
We are an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended, (the “Securities Act”), as modified by the Jumpstart our Business Startups Act of 2012, (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statement, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.
Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. We have elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, us, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of our financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

INFORMATION ABOUT ICI
Unless the context otherwise requires, all references in this subsection to the “Company,” “we,” “us” or “our” refer to ICI prior to the consummation of the Business Combination and New ICI after the consummation of the Business Combination.
Business Overview
ICI builds thermal imaging and sensing platforms that are utilized by organizations to protect critical assets across a wide range of industries. We are a provider of sensing solutions built around high-resolution thermal imaging along with visible, acoustic, and laser spectroscopy imagers and sensors, that perceive and measure heat, sound, and gas in the surrounding environment, helping companies gain insight to efficiently manage their most important assets and infrastructure.
We design and manufacture digital thermal sensing solution platforms with edge and cloud-based software that we believe to be high performing and attractively priced across each of our four target markets: distribution & logistics; oil & gas; manufacturing; and utilities. ICI’s infrared sensor devices achieve a high degree of accuracy through proprietary calibration processes, which are the result of thousands of hours of engineering and research and development (“R&D”). We believe this to be a distinct competitive advantage in the infrared industry. ICI also offers a wide range of form factors for our sensor devices, ranging from small to large handheld designs with built-in displays and controls, to fixed-mounted single- and multi-sensor camera systems, with or without displays and controls, to mobile multi-sensor payload and gimbal systems for unmanned aerial vehicles (“UAVs”), and more.
We believe that our digital thermal technology platform positions us at the center of a global revolution in thermal sensing, as the introduction of continuous streaming thermal data coupled with automated insights replaces intermittent manual thermal analysis, and cloud-connected thermal big data capture enables artificial intelligence and machine learning (“AI/ML”) to elevate critical asset management to a new level. Partnering with several blue-chip multinational customers throughout the development process, we have validated dozens of high-value use cases for our SmartIR cloud-software across our four core verticals.
We estimate the global total addressable market (“TAM”) for thermal solutions in our target markets to be approximately $15 billion, consisting of approximately $9.5 billion in hardware sales and $5.5 billion in software and service sales. Our revenue is distributed across four industry verticals, the largest of which represented 21% of our revenue for the year ended December 31, 2022. We believe this revenue distribution illustrates both the flexibility of our technology and the significant addressable opportunity across our target markets globally.
Industry Background
A Brief History of Applied Infrared Technology
Thermal imaging and sensing technologies were first discovered and leveraged in the early part of the 19th century. Originally used for radiation detection, the technology began being used in military applications for night vision, as well as in scientific and astronomical applications throughout the early portions of the 20th century. In the late 20th century, infrared technology was incorporated into thermal cameras, used in manufacturing and other industrial settings to identify faulty equipment in need of maintenance, as well as other potential operational and safety issues by sensing “hotspots” or raised temperatures that often presage equipment failure. As the technology grew in sophistication, so did the breadth of applications. In the past three decades, thermal sensing technology has been applied across numerous applications such as electrical equipment monitoring, industrial plant monitoring, early fire detection, pressure vessel monitoring, tank level monitoring, liquid and gas leak detection, and more.
Continuous Monitoring & Data-Driven Insight
In industrial settings, thermal technology has typically been applied through handheld devices in order to inspect equipment on an ad hoc basis. With the decline in thermal camera prices and advancements in technology over the last decade, there has been an increase in fixed thermal sensing technologies used to continuously monitor critical assets. In doing so, organizations have been able to minimize downtime and process waste through enhanced preventative and predictive maintenance.
We have been at the forefront of the movement towards using thermal imaging and sensing technology for continuous monitoring of critical assets. Most of the focus in the industry, historically, has been on the development of the sensing technology itself in an effort to enhance accuracy and reliability. Having optimized the fixed mounted hardware and associated thermal devices, we have shifted our focus towards the acquisition, storage and analysis of data through our proprietary SmartIR SaaS software.
Our SmartIR Technology
We are continuing to develop and implement our SmartIR SaaS platform to support our customers as they increasingly adopt continuous monitoring solutions and data driven analytics. Our SmartIR technology has been developed and continues to be refined primarily for use in four core industrial markets that we believe are at the forefront of the transition to continuous monitoring thermal solutions: the distribution & logistics, oil & gas, manufacturing, and utilities markets.
Market Opportunity
Overall Market Opportunity
We believe our thermal sensing technology has potential application across many markets. As the benefits of data-driven infrared technology become more widely accepted, we believe there are significant market opportunities available for our product offerings. We define our TAM as applications in the distribution & logistics, oil & gas, manufacturing, and utilities markets in the United States, where we actively engage and maintain customer relationships. We estimate the TAM in these target markets based on a combination of the total number of estimated potential customers in each market, our expectations regarding the scope of potential uses of thermal sensing solutions in those markets, and our estimates of average selling prices in those markets and potential opportunity for software solutions to increase the utility of thermal imaging and sensing solutions. Our TAM calculations are based upon third-party industry and governmental sources of the total number of facilities in the U.S. that could utilize thermal sensing solutions. These facilities include, but are not limited to, distribution centers, large commercial and freight airports, industrial mills, oil & gas producing wellheads, chemical manufacturing plants, electrical substations and earthen damns. Based on the number of these facilities in the United States and our estimates of how many of our thermal sensing systems could be deployed at these facilities, we estimate a total market opportunity for 1.6 million total systems. Using this methodology and based on our average sale prices, we estimate the TAM for both thermal solutions in our target markets to be approximately $15 billion, consisting of approximately $9.5 billion in hardware sales and $5.5 billion in software and service sales in 2023. Our current market share in each of our four target markets represent less than 0.2% penetration of the estimated TAM.
Distribution & Logistics Market Opportunity
We estimate that the distribution & logistics TAM in 2023 to be approximately $2.4 billion, with approximately $1.5 billion in hardware and $900 million in software revenue opportunity. This distribution & logistics TAM includes conveyor system anomaly detection, hotspot detection, process automation, predictive maintenance, and failure avoidance, among other applications, with demand expected to be driven by both financial incentives related to process improvements and increased regulation pertaining to facility safety.
Oil & Gas Market Opportunity
We estimate that the oil & gas TAM in 2023 to be approximately $5.4 billion, with over $3.4 billion in hardware and $2.0 billion in software revenue opportunity. This oil & gas TAM includes gas and liquid leak detection, tank level and flare monitoring, pipeline leak detection, and gas processing safety monitoring, among other applications. We expect demand to be stimulated by both increased regulations and the general demand for safe and cost-effective thermal sensing and monitoring solutions.

Manufacturing Market Opportunity
We estimate that the manufacturing TAM in 2023 will be approximately $2.8 billion, with $1.8 billion in hardware and $1.0 billion in software revenue opportunity. This manufacturing market TAM includes power panel monitoring, production motor drives and vehicles, early fire detection, and electrified transport battery monitoring, among other applications. We expect demand in the manufacturing market to be driven by safety legislation and ongoing commercial adoption of data-driven manufacturing processes.
Utilities Market Opportunity
We estimate that the TAM for the power generation and utilities market in 2023 will be approximately $4.2 billion, with $2.7 billion in hardware and $1.6 billion in software revenue opportunity. This utilities TAM includes transformer leak detection, fault detection, and solar field and wind turbine inspection, amongst dozens of other applications. We expect demand to be stimulated by both increased regulations and customer demand for safe monitoring solutions and process efficiency enhancements.
Products
Infrared Sensing Technology
Infrared is a portion of the electromagnetic spectrum that is adjacent to the visible spectrum, but is invisible to the human eye due to its longer wavelengths. Unlike visible light, infrared radiation (or heat) is emitted directly by all objects above absolute zero in temperature. Thermal imaging systems detect this infrared radiation and convert it into an electronic signal, which is then processed for display as a video signal or analyzed by sophisticated software to conduct temperature data analysis. Thermal sensors provide several benefits over ubiquitous visible, light-based sensing technologies, including the ability to measure temperature remotely and without touching the surface of the object, detect and image many types of otherwise invisible gases, observe in complete darkness, image through obscurants such as smoke and fog, detect and discriminate living beings in an efficient and reliable way, and see over long distances with minimal atmospheric interference. For these reasons, we feel the potential of our core technology to grow in prevalence and importance is significant, particularly as the cost of the technology continues to decline, opening up large new end markets.
Our founders and engineering team have many years of infrared industry experience. By leveraging our deep knowledge of infrared technology as well as complementary sensor technology, we have designed, manufactured, and sourced a range of industry-leading infrared and multi-sensor cameras and payloads. We have also developed specialized software to ingest, store, and analyze this sensor data. We often combine our sensor devices with our edge and cloud software to create tailored, end-to-end solutions for numerous industrial use cases. Our sensor, sensor hardware, and sensor software products separately or collectively create new solutions to challenging problems across the industries we serve, and, as a result, we believe we are well-positioned to compete in the large new end markets we see emerging in infrared technology.
Sensor Devices
Our sensor devices cover a large range of the electromagnetic and mechanical spectrums, encompassing visible-light imagers, shortwave (“SWIR”), midwave (“MWIR”), and longwave (“LWIR”) infrared imagers, ultraviolet (“UV”) imagers, acoustic imagers, and tunable diode laser emitter-detector pairs for laser absorption spectrometry (“TDLAS”). While our sensor devices generally include an infrared imager as a core sensor technology, many of them are multi-sensor and include two or more of the aforementioned sensor devices.
Many of our infrared sensor devices achieve enhanced accuracy as a result of our proprietary calibration process, which corrects manufacturing variances inherent in infrared sensors and enables our products to outperform those of some competitors. We have invested thousands of hours of engineering R&D in creating and refining this calibration process and believe it to be a distinct competitive advantage in the infrared industry.
We offer a wide range of form factors for our sensor devices, ranging from small to large handheld designs with built-in displays and controls, fixed-mounted single- and multi-sensor camera systems with or without displays and controls, fixed-mounted pan-tilt-zoom (“PTZ”) single- and multi-sensor camera standalone systems, and mobile multi-sensor payload and gimbal systems for UAVs and unmanned ground vehicles (“UGVs”). A partial list of our sensor devices follows below:
Fixed-Mount Infrared Cameras
FMX 400	Longwave Infrared (LWIR) Auto-focus Ethernet camera
8640 P	Longwave Infrared (LWIR) Manual-focus USB camera
Mirage	Cooled Midwave Infrared (MWIR) Optical Gas Imaging (OGI) camera
Fixed-Mount Infrared + Visible & Multi-Sensor Cameras
APEX 200	Compact IP67-rated IoT Dual-spectrum Longwave Infrared (LWIR) + Visible camera
FM 700XP	High resolution IP66-rated Dual-spectrum Longwave Infrared (LWIR) + Visible camera
Handheld Infrared + Visible Cameras
T-Cam 600P	High resolution handheld Dual-spectrum Longwave Infrared (LWIR) + Visible camera
Titan HD	Ultra-high resolution handheld Dual-spectrum Longwave Infrared (LWIR) + Visible camera
IR-Pad	High resolution handheld IR Tablet PC with Dual-spectrum Longwave Infrared (LWIR) + Visible sensors with integrated edge processing software

Unmanned Vehicle Multi-Sensor Payloads
Methane Mapper	Multi-sensor payload with TDLAS + Visible sensors and ICI edge processing device
OGI Inspector Plus	Multi-sensor payload with Cooled Midwave Infrared (MWIR) Optical Gas Imaging (OGI), TDLAS + Visible sensors and ICI edge processing device
Sensor Software
We have developed a suite of edge and cloud software systems to ingest, store, analyze, and automatically activate responses to sensor data. The edge and cloud software systems can operate independently or be combined for maximum capability. We believe that the combination of our edge and cloud software together creates a multitude of turn-key software solutions for our customers that solve industrial problems in ways previously unavailable.
Edge Software
Our edge software is highly specialized because, in addition to performing standard, visible-light video processing, it also processes the raw radiometric data output from our infrared sensors, consisting of high-precision absolute temperature values for every pixel in the sensor array. Our software is able to display a video image of the sensor output using customizable color palettes to represent temperature values and features automatic or adjustable minimum and maximum temperature values for this video image conversion. Our edge software is also able to perform analytics on the sensor output, with powerful data processing, capture, charting, and the creation of configurable temperature alerts and alarms for both the overall sensor array as well as for customizable regions of the array, or Regions of Interest (“ROI”). Additionally, powerful features like comparing temperatures between ROIs and measuring ROI temperature changes over time enable our software to provide extended insight into industrial equipment and processes. Built-in report generation features enable easy documentation of findings for customers still performing manual inspections.
Our edge software also features multiple notification methods for communicating an uncovered anomaly, including automatic email and text message generation as well as automatic light and sound generation. In addition, our software features flexible integration with customer systems using various industrial protocols to enable automatic, anomaly-driven remediation, whether dynamically adjusting operating parameters, shutting down production lines at risk of imminent failure, or triggering fire suppression systems. Versions of our edge software are also capable of capturing, storing, and analyzing sensor data from UV imagers, acoustic imagers, and TDLAS devices. Also, our edge software designed for UAV and UGV usage enables partial to complete integration with the unmanned system’s control architecture to not only capture sensor data, but also control gimbal devices and communicate with the unmanned system’s flight or ground controls.
A variation of our edge software is designed to measure human skin temperature in order to identify individuals who have an elevated body temperature. This software features artificial intelligence (“AI”) capabilities and includes computer vision modules to automatically detect and locate a temperature reference source, automatically detect one or more human faces in the scene, and determine if a hat, glasses, or face mask is being worn so that appropriate actions can be taken. This edge software can generate notifications via multiple communication channels in response to elevated body temperature detection. It also can identify employees via badge-worn QR codes, validate employee status, perform temperature checks, and grant facility access only upon proper compliance, thus functioning as an access-control system.
Our edge software can be run on many types of edge devices, generally any PC, workstation, or server, and can be run on either Windows or Linux operating systems. Customer implementation needs will determine the type and location of the edge device relative to the sensor device.

Cloud Software
Our cloud software, which currently runs on the Amazon Web Services platform, communicates bilaterally with one or more devices running our edge software via any suitable internet connection, including via mobile and satellite networks, thereby receiving and storing sensor data from our sensor devices, including metadata such as ROI temperature values and generated ROI temperature alerts, full frame temperature data, and streaming video. In addition to receiving and storing this data, our cloud software provides a rich dashboard that enables users to simultaneously view live data and video streams from multiple sensor devices as well as related ROI temperature values and ROI temperature alerts. For customers with multiple facilities distributed geographically, this central monitoring capability provides a new and powerful tool for thermal anomaly detection and management.
Our cloud software is distinguished by its capability to not only transmit metadata and streaming RGB video from the edge to the cloud, but also transmit radiometric image data. This radiometric capability enables the full analytical power of infrared cameras to be harnessed in the cloud as well as at the edge. In particular, this cloud radiometry enables vastly broader AI/ML capabilities, as models can be trained on radiometric data from enormous infrared datasets gathered from every camera connected at the edge. We expect this “big data” capability to be a significant competitive advantage as we continue to develop transformative computer vision models for all of our customers’ use cases.
Our cloud software features comprehensive user access management and security protocols to enable flexible and secure provisioning of sensor data access and visibility for multiple users across a company’s platform. Our cloud software also features customizable Enterprise Asset Management (“EAM”) integrations to automatically generate work orders in the customer’s EAM system when an alert is triggered.
A variation of our cloud software is designed to provide centralized monitoring of employee health and safety across facilities by communicating with edge devices running our elevated body temperature monitoring software, leveraging the same core infrared cloud architecture that underpins our industrial monitoring software. This software provides robust analytics for measuring and responding to health trends and features AI capabilities, including computer vision modules to automatically track the location of employees who display elevated body temperature.
Product Roadmap and Development
Our sensing platforms integrate multiple sensors into sensor devices paired with edge and cloud software to create solutions that protect critical industrial assets in multiple end markets. Our product development is therefore focused on improving and expanding our sensor portfolio to include sensors with superior performance, price, or sensing capabilities, improving our sensor device portfolio to incorporate superior form factors with improved performance, including handheld, fixed, and mobile device forms, and improving our edge and cloud software to incorporate superior performance and additional functionality, with a particular focus on utilizing AI to automate and improve industrial anomaly detection and response.
Our product roadmap has expanded significantly over the past several years as the company has transitioned from a transactional device and edge software focus to a comprehensive subscription service approach incorporating devices, edge software, and cloud software in combination to offer unprecedented turn-key infrared technology solutions to numerous industrial challenges. Our product roadmap now also includes significant development efforts in AI/ML on top of our sensor, device, and software platform, enabled by our revolutionary new infrared solutions approach.
Our Customers
We primarily target four markets globally: distribution & logistics, oil & gas, manufacturing, and utilities. In total, we shipped more than 9,000 infrared devices to over 300 paying customers from 2020 through 2022 across these diversified end markets which may provide ICI cross selling opportunities to sell its more comprehensive cloud-based solution and analytics platform. For the year ended December 31, 2022, one customer accounted 11.3% of total net revenue and no other customer accounted for more than 10% of total net revenue. For the three months ended March 31, 2023, 4 customers accounted for more than 10% of total net revenue.

Distribution & Logistics
Our customers in the distribution & logistics market are generally engaged in the maintenance and upkeep of facilities and their critical assets. This includes conveyor systems, transportation and machinery, facilities and building envelopes and electrics, and much more. Traditionally, target users include mechanical engineers and maintenance and facilities professionals. We believe that our data driven solutions will expand the user base to include operations and safety executives, process engineers, and other process-oriented leaders.
Oil & Gas
Our customers in the oil & gas market leverage our technologies for a wide variety of uses, including facilities maintenance, asset performance assessment, tank level monitoring, leak detection, pipeline monitoring, and processing safety. This market includes commercial businesses as well as some governmental agencies. Traditionally, our solutions have been sold to maintenance professionals, safety professionals, and engineers. We believe that our data driven software and all-encompassing solutions will expand users to include operational and manufacturing leaders, as well as other organizational leaders involved in enterprise-level sales.
Manufacturing
Our customers in the manufacturing market are numerous and include automotive and vehicle manufacturers, chemical and paper manufacturers, and aerospace and defense manufacturers, among other complex systems manufacturers. Our target users in the manufacturing market traditionally include mechanical engineers and facilities and maintenance professionals. As our software solutions continue to evolve, we are increasingly targeting process design, safety, and operational leaders whose priorities involve process waste reduction, enhanced safety protocols, and improved consistency and quality in manufacturing outputs.
Utilities
Our customers in the utilities market include all organizations involved in electrical power generation, transmission, and distribution. Target applications include transformer and substation monitoring, power generation monitoring, and electrical line maintenance. We also target organizations involved in green energy production, including wind and solar power generation. Traditionally targeting linemen, substation managers, and maintenance professionals, our data driven solutions have expanded this user base to include operations, safety, environmental and reliability leaders.
Our Competitive Strengths
We believe the following strengths will allow us to maintain and extend our position as a provider of thermal sensing and software solutions.
Proprietary SaaS Technology
We have developed a proprietary cloud-based platform, SmartIR, used by our customers to analyze key data points and patterns acquired by our thermal and other sensors. This proprietary platform allows users to identify failure points and patterns to inform safety protocols, enhance predictive maintenance to minimize unplanned downtime, and improve manufacturing processes. We believe our SaaS platform represents a significant financial opportunity to continue to convert our more than 230 enterprise customers, which we define as Fortune 1000 companies, and equivalent government agencies and academic institutions, with revenues of greater than $5,000, to a recurring revenue model presented by our software solution. As our platform capabilities expand, we believe our target applications, use cases, and points of differentiation in the marketplace will similarly expand.
High Performance At an Affordable Price
Our thermal imaging and sensing technologies represent one of the best price-to-quality ratios in the industry. Our thermal devices provide high pixel resolution and accuracy, as well as industry-leading user software, at competitive prices. This provides us with an ability to penetrate new markets and customers; solution quality has also promoted customer retention. We believe our SmartIR software also provides value to customers that is differentiated within the industry by our turn-key cloud architecture, which enables customers to launch multi-facility thermal image monitoring without any software development work.
Leading Sensor Platform
Our sensor platform utilizes precise device sensor technology coupled with software-defined products that continue to drive low-cost customization. With this combination, we expect to develop new solutions for industry-specific applications, expanding our product offering without requiring significant manufacturing or inventory changes.
Large and Diversified Enterprise Customer Base
We believe that the diversity of our customer base and our established presence in our four target markets gives us several advantages. First, our customer diversity adds stability to our business. By having a diverse customer base, we have reduced exposure to individual customers. Second, we believe our participation across these four target markets provides some level of resilience to market or regulatory changes within a particular end market. Third, our enterprise customers provide the potential for growth across these customers’ respective global footprints, enabling benefits of scale should we be successful in further penetrating these customers’ accounts. As an example, an increase in our sales volume may result in a lower cost per device, allowing us to compete more effectively in each of the target markets. Finally, we believe our early entrance into these markets with our SmartIR SaaS solution will enable us to gain market-specific expertise, informing our product development decisions so that we may more effectively customize our solutions’ fit for the end market customers’ needs. We also believe that our early entrance into our target markets affords us an early-mover advantage useful to establish strong relationships globally with key customers in each market.
Proven Management Team
To achieve our vision of making our technology platform widely available to enterprise customers, we have attracted an experienced executive leadership team. Our company executives have extensive backgrounds in technology, finance, and operations.
Our Growth Strategies
Our goal is to increase our market share. In order to achieve that goal, key elements of our growth strategy include:
Expand Our Sales and Marketing Presence
To further grow our market share in our target markets, we intend to strategically hire, scaling our dedicated business units to serve each end market. As our market presence grows through targeted sales and marketing activity, we believe our customer base will grow. In addition, we are increasingly cross-selling within accounts, accessing new projects and opportunities within accounts where we have a beachhead position and increasing the number of addressable opportunities even within single accounts.
Increase Investment in SaaS Solution
Our SmartIR SaaS platform has been sold and is being used by key blue-chip accounts across our core vertical markets. We believe the opportunity to cross-sell our value-added SaaS solutions alongside our sensors is an attractive opportunity to grow revenue. We plan to continue to develop our software development capabilities in order to bring to market software products that fulfill current and evolving market applications and customer needs.
Execute On Our Product Roadmap
We continue to place a priority on innovation and product development to be competitive in our target markets over time in order to win new and expanded business opportunities. We believe the high performance of our thermal sensors, in conjunction with the flexibility of our software will allow us to continue providing new solutions to our customers, and further expand the use cases for our systems across various vertical markets.
Grow Wallet Share with Enterprise Customers
We possess an established customer base in each of our four target markets that we believe can be further strengthened as our relationships with customers mature. As our hardware and device customers also become users of our SmartIR SaaS solution, we expect we will be able to increase our order volumes. We expect these deep relationships to inform our product development strategy while simultaneously increasing customer retention rates via multi-year agreements. Sales for these programs are often, but not always, memorialized in multi-year contracts that provide a closer relationship to the customer and increased growth opportunities.
Expand Our Distribution Network
While the majority of our sales are direct to customers, we also sell our thermal sensors through a distribution network. We believe these distributors enable us to reach more end customers in an operationally efficient manner. We plan to grow our existing network and establish new distribution partnerships in regions where we do not currently have partnerships. By leveraging these relationships, we believe we will be able to reach more customers faster and rapidly grow our sales. As accounts grow, we maintain the right to begin selling directly to ensure close relationships with our most strategically and commercially important accounts.
Pursue Strategic Acquisitions
We may pursue acquisitions as a means to complement our technology and corporate capabilities should they represent a strategic fit and are consistent with our overall growth strategy. While there is demand for our products today, we believe such acquisitions could create more expansive use cases for our products or provide greater access to our current target markets or access additional markets.
Manufacturing
We leverage our years of expertise in infrared and related sensors and devices to design, develop, source, and manufacture a variety of engineered products. We have developed a flexible manufacturing strategy combining contract manufacturing for high-volume products and in-house manufacturing for lower-volume specialized products. For our in-house manufacturing we purchase many subcomponents pre-assembled, including certain detectors, coolers and optics, as well as other sensors. These components are then assembled into finished systems and tested at our primary production facility located in Beaumont, Texas. For both of these manufacturing approaches, we often apply our proprietary calibration process as part of final assembly, in order to achieve superior sensor accuracy than competitors.
Competition
The global market for infrared sensing devices is well established with large scale manufacturers, such as Teledyne FLIR and Fortive, selling into military and commercial applications. Newer and lower-cost manufacturers, both domestic and overseas, have made inroads into the market in recent decades, contributing to a meaningful decline in sensing device prices as well as an expansion of device capabilities. This in turn has led to new end market applications for which infrared sensing devices are a useful and cost-effective solution.
We believe that our infrared sensing platform is competitive in this current market, as we offer high resolution and accuracy at an attractive price, and we offer differentiated device form factors, including multi-sensor devices. While we expect our product costs to continue to decline and our functionality to continue to increase, we have faced and will continue to face competition from existing competitors and new entrants both on a cost and functionality basis.

The market for cloud-based, infrared sensing software is less developed, as larger infrared device manufacturers have historically been more focused on device design and manufacturing than on software development or cloud-based solutions.
The market for turn-key infrared sensing solutions is even less mature, as complete solutions have either been “Build-Your-Own” or installed by integrators. We have established a differentiated position in the market providing turn-key infrared sensing solutions for specific end markets, including sensors, sensor devices, edge software, and cloud software, along with specific software modules such as integrations or AI/ML, tailor-made for each specific end market. Although we believe our position as a market leader here is strong and that our continued innovation will support our position, we have faced and will continue to face competition from existing competitors and new companies, as well as the potential for customers to develop their own end-to-end infrared sensing solutions.
We believe our competitive landscape varies somewhat across our four target markets. In distribution & logistics, we mainly compete with large scale manufacturers of handheld sensor devices that provide on-device thermal image display and basic on-device software. In manufacturing, we generally compete with handheld sensor devices offered by large scale manufacturers as well as less-common fixed camera solutions installed by industry-specialist consultants and integrators that source and install sensor devices from large scale manufacturers and offer limited software solutions without cloud or AI/ML feature sets. In utilities, we mainly compete with large scale manufacturers of handheld sensor devices that provide on-device thermal image display and basic on-device software, as well as smaller integrators that offer sensing device payloads for fixed-wing or UAV applications. In oil & gas, we generally compete with handheld sensor devices offered by large scale manufacturers, with smaller integrators that offer sensing device payloads for fixed-wing or UAV applications, and with fixed camera solutions installed by industry specialists that offer more fully-featured software solutions that sometimes include basic AI/ML capabilities.
Sales And Marketing
We plan to expand our sales and marketing efforts to attract new customers and grow orders from existing customers. We maintain a global sales presence and sell directly to the majority of our customers. Members of our sales team are technical and understand use cases and value drivers across our four core vertical target markets.
While we maintain direct relationships with the majority of our customers, we have also developed a global network of active direct dealers and distributors to sell, install, and support our solutions. We collect feedback directly from our customers to generate insights that drive our business and innovation strategies. We will continue to expand and optimize our dealer network to ensure that we have sufficient geographic coverage across both existing and new markets.
We take a targeted, data-driven marketing approach to each of our four focused markets. We develop and publish digital content, including blogs, webinars, videos, and other digital solutions to educate potential customers and expand our reach. We leverage a full technology stack, including a CRM system, marketing automation platforms, and account-based marketing tools to optimize target end user interactions and to drive efficient digital marketing efforts. We also actively pursue thought-leaderships opportunities to present and speak at market-specific conferences, executive events, trade shows and industry events to further develop our brand and reputation. These opportunities also allow us to showcase our technology and attract additional customer interest. We also sponsor universities and other non-profit organizations to increase awareness of our technology and demonstrate its capabilities.
Research and Development
We have invested significant resources into research and development of our infrared sensor platform. Our success has been, and will continue to be, substantially affected by our ability to innovate these new products and technologies to both augment our existing offerings and create new avenues for growth. We strive to differentiate ourselves from our competition with our R&D capabilities. We intend to continue to have significant internal R&D expenses in the future to provide a continuing flow of innovative and high-quality products to maintain and enhance our competitive position in each of our business segments.

In addition to these internally funded activities, we may engage in R&D projects that are reimbursed by government agencies or prime contractors pursuant to development contracts we undertake.
Government Regulation
The laws governing exportation of ICI’s thermal imaging technology vary from country to country and product to product. Exporting ICI’s thermal cameras, infrared cameras, or infrared sensors to certain countries may be restricted by the United States Government’s thermal camera export restrictions and many fall under International Traffic in Arms Regulations (ITAR). All ITAR items are designated by the U.S. Department of State. Some of ICI’s thermal cameras fall under specific Export Control Classification Number (ECCN) codes. ECCN items are governed by the U.S. Department of Commerce Bureau of Industry and Security. Likewise, most but not all of ICI’s cameras also have Commodity Jurisdiction (CJ) codes. Depending on the sensor size and pixel pitch, ICI can export many of its thermal imaging cameras to most non U.S.-embargoed countries without restriction. Other countries can receive thermal imaging cameras with restrictions and proper licensing and documentation.
Intellectual Property
We own and control various intellectual property rights, including patents, trade secrets, confidential information, trademarks, trade names, and copyrights. We are licensed to use certain patents, technology and other intellectual property rights owned and controlled by others. Similarly, other companies are licensed to use certain patents, technology and other intellectual property rights owned and controlled by us. The annual royalties received or paid under license agreements are not significant to our overall operations. Patents, patent applications and license agreements will expire or terminate over time by operation of law, in accordance with their terms or otherwise. We do not expect the expiration or termination of these patents, patent applications and license agreements to have a material adverse effect on our business, results of operations or financial condition. The table below sets out summary information for each patent that we consider to be material to our business, each of which is owned by us.
Patent	Title	Type of Patent	Jurisdiction	Scheduled Year of Expiration
9,745,059 B2	System to Adapt An Optical Device To Calculate A Condition Value	Machine	United States	2036
9,880,552 B1	Wireless Remote Control To Operate A Radiometric Camera Mounted To An Aerial Vehicle	Machine	United States	2036
11,549,827 B1	System And Method For Automated Condition Value Reporting	Machine and Method of Use	United States	2037
Provisional Application	Apparatus For Noninvasive Veterinary Screening And Diagnosis	Machine	United States	2023
Legal Proceedings
From time to time, we may become involved in actions, claims, suits and other legal proceedings arising in the ordinary course of our business, including assertions by third parties relating to intellectual property infringement, breaches of contract or warranties or employment-related matters. We are not currently a party to any actions, claims, suits or other legal proceedings the outcome of which, if determined adversely to us, would individually or in the aggregate have a material adverse effect on our business, financial condition, and results of operations.
Employees
As of December 31, 2022, we employed a total of 41 people, including 37 people on a full-time basis in the United States and 4 people on a full-time basis internationally, through a professional employer organization. We employ 16 engineers and technical talent, and we are continuing to look to significantly expand our technical employee count in order to meet our goals. We also engage numerous consultants and contractors to supplement our permanent workforce. None of our employees are represented by a labor union or covered by collective bargaining agreements. We believe we have strong and positive relations with our employees.
Facilities
Our corporate headquarters is located in Beaumont, Texas where we lease approximately 6,380 square feet of office space and 7,320 square feet of warehouse space. Our office space is leased pursuant to two three-year written leases that expire on December 31, 2023. Our warehouse space is leased pursuant to a one-year written lease that expires on July 30, 2023. We expect to be able to extend these leases prior to their expiration on commercially reasonable terms. Our office space contains engineering, manufacturing, research and development and administrative functions of the company. Our warehouse space houses our inventory, stock items and quality control operations. We believe that our office and warehouse space is adequate for our current needs and, should we need additional space, we believe we will be able to obtain additional space on commercially reasonable terms.

ICI MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
Unless the context otherwise requires, all references in this subsection to the “Company,” “we,” “us” or “our” refer to ICI prior to the consummation of the Business Combination and New ICI after the consummation of the Business Combination.
The following discussion and analysis of our financial condition and results of operations provides information that ICI’s management believes is relevant to an assessment and understanding of our consolidated results of operations and financial condition. This discussion should be read in conjunction with our audited consolidated financial statements as of and for the years ended December 31, 2022, and 2021, and our unaudited interim condensed consolidated financial statements as of March 31, 2023 and for the three months ended March 31, 2023, and 2022, together with the related notes thereto, included elsewhere in this proxy statement (collectively, the “consolidated financial statements”).
This proxy statement includes forward-looking statements based on the Company’s current assumptions, expectations and projections about future events that involve risks and uncertainties. Our actual results may differ materially from those anticipated in these forward-looking statements as a result of various factors, including those set forth under “Risk Factors” or in other parts of this proxy statement. For more information on these and other factors, see “Cautionary Note Regarding Forward-Looking Statements” herein.
Overview
We manufacture and distribute highly sensitive and accurate infrared camera systems, comprising hardware and software, for thermographic use in a variety of industrial applications. We also provide services, including training, calibration, and repairs for our customers. Most of our customers are in the United States and operate in the oil and gas, distribution and logistics, manufacturing, and utility sectors.
Growth and Long-Term Strategy
Our long-term strategy is to grow hardware and software revenues over the medium term by:

•
Expanding our sales and marketing capabilities.   We will strive to increase market share by scaling our commercial capabilities, including sales, marketing, account management, and technical support, to meet customers’ requirements in the oil and gas, distribution and logistics, manufacturing, and utility sectors.

•
Increasing software capabilities and applications.   We will continue to invest in our SmartIR SaaS platform in order to increase its user-case-specific functionality and value to customers across the four main industry verticals.

•
Executing on our product roadmaps.   We will focus on innovation and product development in hardware, software, and implementations in our four main industry verticals. We believe these investments and innovations will help drive improved functionality for our customers, and reduce the total cost of ownership for their critical assets. We will also work to improve compatibility with various complementary software platforms and competing hardware.

•
Growing wallet share with existing enterprise customers and acquiring new customers.   We plan to continue expanding our presence in our existing large enterprise customers by rolling out integrated solutions for more of their relevant facilities and manufacturing processes, in addition to acquiring new customers.

•
Expanding our network of distributors and strategic channel partners.   We will continue to build and capitalize on our extensive network of specialty distributors and strategic channel partners to drive revenue growth in our four main industry verticals.

•
Pursuing strategic acquisitions.   We intend to secure additional commercial capabilities and technology through opportunistic acquisitions of key strategic targets, focused on increasing market penetration in our four main industry verticals.

Merger and Public Company Costs
On December 5, 2022, we entered into the Business Combination Agreement with SportsMap and Merger Sub. The Business Combination contemplated by the Business Combination Agreement will be accounted for as a reverse acquisition in accordance with GAAP. Under this method of accounting, SportsMap will be treated as the “acquired” company for accounting purposes. The net assets of SportsMap will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination will be those of ICI. Under this method of accounting, ICI has been determined to be the accounting acquirer, as it will hold the majority composition of the executive management and is greater in overall asset, revenue and employee size following the Business Combination. New ICI will be the successor for financial reporting purposes, meaning that New ICI’s financial statements for previous periods will be disclosed in the registrant’s future periodic reports filed with the SEC. As a consequence of the Business Combination, New ICI Common Stock will be registered under the Exchange Act and is expected to be listed on a U.S. national stock exchange, which will require New ICI to hire additional personnel and implement procedures and processes to address public company regulatory requirements and customary practices. New ICI expects to incur additional annual expenses as a public company for, among other things, directors’ and officers’ liability insurance, director fees and additional internal and external accounting and legal and administrative resources, including increased audit and legal fees.
Impact of COVID-19 Pandemic on our Business
In addition to our industrial applications, our systems have been approved by the U.S. Food & Drug Administration (“FDA”) for non-contact detection of elevated body temperatures in humans, which we refer to as biorisk applications. As a response to the COVID-19 pandemic, numerous businesses and governmental organizations implemented workplace screening procedures that required FDA-approved systems such as ours. As a result, we experienced a significant increase in demand for our products in 2020 and the first half of 2021 specifically for biorisk applications. Beginning in the second half of 2021 and continuing into 2022, as businesses and governmental organizations eased restrictions and screening requirements related to the COVID-19 pandemic, demand for our products for biorisk applications declined substantially. In 2022, demand for our hardware and software products and other services returned to comparative pre-pandemic levels. For the years ended December 31, 2022 and 2021, we generated total revenue of $7.3 million and $28.8 million, respectively, of which we estimate that approximately $0.6 million and $27.4 million, respectively, related to sales of products deployed primarily for biorisk applications. For the three months ended March 31, 2023 and 2022, we generated total revenue of $1.0 million and $1.1 million, respectively, of which we estimate that approximately 5% of revenues and 10% of revenues, respectively, related to sales of products deployed primarily for biorisk applications.
Components of Our Operating Results
Revenue, net
Our revenues are derived mainly from product sales (infrared cameras and other parts), Software as a Service (SaaS) and ancillary services. The majority of our products are sold directly to customers or through distributors, and they are frequently bundled as multiple-camera systems, with integrated software and ancillary services in multi-year subscriptions. These systems require initial and ongoing technical support, which is bundled into system pricing.
Revenue is recognized net of allowances for returns and any sales taxes collected from customers.
Cost of Goods Sold
Cost of goods sold primarily consists of inventory, materials, supplies, and shipping costs. Cost of goods sold also includes employee costs related to our production process and to services provided to our clients and impairment of inventories.
Selling, General and Administrative Expense
Selling, general and administrative (“SG&A”) expense consists mainly of payroll and benefits, marketing and advertising, travel, insurance, leases, professional fees, taxes, and stock-based compensation expense. We recognize SG&A expenses in the period incurred.

Depreciation
Depreciation includes the depreciation expense on property, plant and equipment, as well as on the proprietary software deployed as part of our camera systems.
Casualty losses, net of recoveries
Casualty losses relate to losses due to a flood that occurred in October 2022 in our Beaumont, Texas warehouse, net of the proceeds recovered from the insurance claim relating to the inventory loss.
Interest Expense
Interest expense relates to the line of credit and convertible notes.
Interest Expense, related parties
Interest expense, related parties relates to the shareholder promissory notes issued in July 2020.
Change in fair value of convertible note
Loss on convertible notes includes the gain or loss related to the fair value of the convertible notes issued in December 2022 and January 2023.
Other (Income) Expenses, net
Other expenses, net includes mainly donations, a gain on disposal of assets, and miscellaneous expenses.
Income Tax Expense (Benefit)
Income tax expense (benefit) consists of federal and state income taxes in the United States and related deferred taxes.
Results of Operations
Three Months Ended March 31, 2023 Compared to Three Months Ended March 31, 2022
The following table presents summary results of operations for the periods indicated, in thousands:
	Three Months Ended March 31,		Amount Change	% Change
	2023	2022
Revenue, net	$980	$1,147	$(167)	-15%
Cost of goods sold (exclusive of depreciation)	465	794	(329)	-41%
Operating expenses:
Selling, general and administrative	3,511	3,027	484	16%
Depreciation	180	108	72	67%
Total operating expenses	3,691	3,135	556	18%
Operating loss	(3,176)	(2,782)	(394)	14%
Interest expense	29	8	21	252%
Interest expense, related parties	21	21	—	100%
Change in fair value of convertible note	(287)	—	(287)	100%
Other income, net	(17)	—	(17)	100%
Loss before income taxes	(2,922)	(2,811)	(111)	4%
Income tax benefit	(15)	(680)	665	-98%
Net loss	$(2,907)	$(2,131)	$(776)	36%

Revenue:   Revenue for the three months ended March 31, 2023, was approximately $1.0 million, and decreased $0.2 million, or 15%, from $1.1 million for the three months ended March 31, 2022. The decrease in revenue was primarily attributable to a $0.3 million decrease in demand for our products for biorisk applications for the three months ended March 31, 2023, compared with the three months ended March 31, 2022, with reductions both in units shipped and in average selling price, due to product mix. The decrease in revenue was partially offset by an increase in software subscription sales of $0.1 million for the three months ended March 31, 2023 when compared to March 31, 2022.
Cost of Goods Sold:   Cost of goods sold for the three months ended March 31, 2023 was approximately $0.5 million and decreased $0.3 million, or 41%, from approximately $0.8 million for the three months ended March 31, 2022. The decrease in cost of goods sold was attributable to the corresponding decrease in product sales, resulting in a decrease in materials and supplies purchased as well as outbound shipping costs.
Selling, General and Administrative Expense:   Selling, general and administrative expense for the three months ended March 31, 2023 was approximately $3.5 million and increased $0.5 million, or 16%, from approximately $3.0 million for the three months ended March 31, 2022. The increase in selling, general and administrative expense relates to increases in audit and consulting fees.
Depreciation Expense:   Depreciation expense for the three months ended March 31, 2023 was approximately $0.2 million and increased by $0.07 million, or 67% from approximately $0.1 million for the three months ended March 31, 2022. The increase in depreciation expense relates to an increase in additions to property, plant, and equipment during the three months ended March 31, 2023.
Interest Expense and Interest Expense, related parties:   Interest expense for the three months ended March 31, 2023 was approximately $.03 million and increased by $0.02 million, or 252% from approximately $0.01 million for the three months ended March 31, 2022. The increase in interest expense was due to a $0.3 million draw on the line of credit in January 2023.
Change in fair value of convertible note:   Change in fair value of convertible note includes the gain related to the fair value of the convertible notes issued in December 2022 and January 2023. The gain on convertible note for the three months ended March 31, 2023 was approximately $0.3 million.
Other (Income) Expenses, net:   Other income, net for the three months ended March 31, 2023 was approximately $0.02 million and increased $0.02 million, or 100%, from $0 for the three months ended March 31, 2022. The increase in other income, net was primarily attributable to a gain on a property, plant and equipment disposal during the three months ended March 31, 2023.
Year Ended December 31, 2022 Compared to Year Ended December 31, 2021
The following table presents summary results of operations for the periods indicated, in thousands:
	Years Ended December 31,		Amount Change	% Change
	2022	2021
Revenue, net	$7,268	$28,786	$(21,518)	-75%
Cost of goods sold (exclusive of depreciation)	4,964	10,282	(5,318)	-52%
Operating expenses:
Selling, general and administrative	13,606	14,120	(514)	-4%
Depreciation	561	318	243	76%
Casualty losses, net of recoveries	155	—	155	100%
Total operating expenses	14,322	14,438	(116)	-1%
Operating (loss) income	(12,018)	4,066	(16,084)	-396%
Interest expense	32	226	(194)	-86%
Interest expense, related parties	83	89	(6)	-7%
Other (income) expenses, net	(48)	320	(368)	-115%
(Loss) income before income taxes	(12,085)	3,431	(15,516)	-452%
Income tax expense (benefit)	1,205	1,118	87	8%
Net (loss) income	$(13,290)	$2,313	$(15,603)	-675%

Revenue:   Revenue for the year ended December 31, 2022, was approximately $7.3 million, and decreased $21.5 million, or 75%, from approximately $28.8 million for the year ended December 31, 2021. The decrease in revenue was primarily attributable to the decrease in demand in 2022 for our products for biorisk applications, with reductions both in units shipped and in average selling price, due to product mix. Independent of mix, average unit prices stayed relatively constant between 2022 and 2021. In 2022, as demand in the biorisk market receded, the Company’s traditional core business, selling infrared solutions into the industrial market, was steady. Having invested internally generated cash flows into proprietary cloud-based software for industrial applications, the Company embarked on a new software-driven sales trajectory. This industrial business has demonstrated steady growth over the last four years, with good differentiation through proprietary software, and encouraging growth in marketing leads and pilot projects.
Cost of Goods Sold:   Cost of goods sold for the year ended December 31, 2022 was approximately $5.0 million and decreased $5.3 million, or 52%, from approximately $10.3 million for the year ended December 31, 2021. The decrease in cost of goods sold was attributable to the corresponding decrease in product sales, resulting in a decrease in materials and supplies purchased as well as outbound shipping costs.
Selling, General and Administrative Expense:   Selling, general and administrative expense for the year ended December 31, 2022 was approximately $13.6 million and decreased $0.5 million, or 4%, from approximately $14.1 million for the year ended December 31, 2021. The decrease in selling, general and administrative expense relates to decreases in professional fees by approximately $2.0 million, commissions and fees by approximately $0.3 million, and stock-based compensation expense by approximately $0.3 million, respectively, partially offset by legal fees related to advisory support in connection with the Business Combination of approximately $1.5 million, an impairment adjustment of $0.5 million and an increase in payroll expenses of $0.2 million.
Depreciation Expense:   Depreciation expense for the year ended December 31, 2022 was approximately $0.6 million and increased by $0.2 million, or 76% from approximately $0.3 million for the year ended December 31, 2021. The increase in depreciation expense relates to an increase in additions to property, plant, and equipment during the year ended December 31, 2022.
Casualty losses, net of recoveries:   On October 8, 2022, the Company incurred a casualty loss, net of insurance recoveries related to a flood in the Beaumont warehouse in the amount of $0.2 million.
Interest Expense and Interest Expense, related parties:   Interest expense for the year ended December 31, 2022 was approximately $0.03 million and decreased by $0.2 million, or 63% from approximately $0.3 million for the year ended December 31, 2021. The decrease in interest expense was due to the termination of the line of credit agreement in July 2022.
Other (Income) Expenses, net:    Total Other expenses, net for the year ended December 31, 2022 was approximately $0.05 million and decreased $0.4 million, or 115%, as compared to $0.3 million of other expenses, net for the year ended December 31, 2021. The decrease in other expenses, net was primarily attributable to a decrease in donations and non-operating income and expenses.
Non-GAAP Financial Measures
EBITDA, Adjusted EBITDA, EBITDA Margin, and Adjusted EBITDA Margin
Earnings before interest, taxes, depreciation and amortization (“EBITDA”), Adjusted EBITDA, EBITDA Margin, and Adjusted EBITDA Margin are supplemental non-GAAP financial measures used by management. We define EBITDA as net (loss) income before (i) interest expense (net interest income), (ii) depreciation and (iii) taxes. We define Adjusted EBITDA as EBITDA before share-based compensation expenses and other (non-operating) income and expense. We define EBITDA Margin as EBITDA divided by revenue and Adjusted EBITDA Margin as Adjusted EBITDA divided by revenue.
We believe EBITDA, Adjusted EBITDA, EBITDA Margin, and Adjusted EBITDA Margin are useful performance measures because they facilitate comparison of our results of operations from period to period without regard to our financing methods or capital structure or other items that impact comparability of financial results from period to period such as fluctuations in interest expense or effective tax rates, levels of depreciation, non-cash charges such as share based compensation expenses or unusual items that are not considered an indicator of ongoing performance of our operations. EBITDA and Adjusted EBITDA should not be considered as alternatives to, or more meaningful than, net income or any other measure as determined in accordance with GAAP. Our computations of EBITDA and Adjusted EBITDA may not be comparable to EBITDA or Adjusted EBITDA of other companies. We present EBITDA and Adjusted EBITDA because we believe they provide useful information regarding the factors and trends affecting our business.
The following table presents a reconciliation of EBITDA, Adjusted EBITDA, EBITDA Margin, and Adjusted EBITDA Margin to the GAAP financial measure of net income for each of the periods indicated (unaudited), in thousands:
	Three Months Ended March 31,		Years Ended December 31,
	2023	2022	2022	2021
Net (loss) income	$(2,907)	$(2,131)	$(13,290)	$2,313
Interest expense	29	8	32	226
Interest expense, related parties	21	21	83	89
Income tax expense (benefit)	(15)	(680)	1,205	1,118
Depreciation	180	108	561	318
EBITDA	$(2,692)	$(2,674)	$(11,409)	$4,064
EBITDA margin % (of revenue)	-275%	-233%	-157%	14%
	Three Months Ended March 31,		Years Ended December 31,
	2023	2022	2022	2021
Net (loss) income	$(2,907)	$(2,131)	$(13,290)	$2,313
Interest expense	29	8	32	226
Interest expense, related parties	21	21	83	89
Income tax expense (benefit)	(15)	(680)	1,205	1,118
Depreciation	180	108	561	318
Transaction costs	—	—	1,898	—
Change in fair value of convertible note	(287)	—	—	—
Share based compensation expense(1)	87	175	644	971
Casualty losses, net of recoveries(2)	—	—	155	—
Inventories impairment	—	—	—	710
Other (income) expenses, net(3)	(17)	—	(48)	320
Adjusted EBITDA	$(2,909)	$(2,499)	$(8,760)	$6,065
Adjusted EBITDA margin % (of revenue)	-297%	-218%	-121%	21%

(1)
Share-based compensation expense: This adjustment reflects the recognition of stock compensation expense related to the 2020 Equity Incentive Plan .

(2)
Casualty losses: This adjustment relates to the inventory damaged in the flood that occurred in the Beaumont, TX warehouse in October 2022 and the recovery from the insurance.

(3)
Other (income) expenses, net: This adjustment reflects mainly expense recognized related to property, plant and equipment disposals as well as donations. For the year ended December 31, 2022 the Company incurred $0.06 million of gains related to disposals. For the year ended December 31, 2021, the Company incurred $0.4 million of expense related to donations. Additionally, this adjustment represents a gain on a property, plant and equipment disposal during the three months ended March 31, 2023.

Liquidity and Capital Resources
We incurred losses and negative cash flow from operations for the year ended December 31, 2022 and the three months ended March 31, 2023, in both cases due to the decrease in revenue and increase in investment in technology innovation and commercial capabilities compared to the prior year periods. We have historically funded our operations with internally generated cash flows, lines of credit with banks, and promissory notes with shareholders and related parties.
In 2022, the Company issued $950,000 of convertible promissory notes to several accredited private investors, a $1.0 million related party promissory note and $0.2 million in promissory notes to its majority shareholder. Furthermore, in January 2023, the Company issued an additional $150,000 of convertible promissory notes to several accredited private investors, and the Company entered into a revolving line of senior-secured credit with B1 Bank, with an initial maximum amount of $3.0 million, subject to a borrowing base consisting of eligible accounts receivable and to assist with the operating expenses and liquidity needs for the upcoming twelve months.
Following the Business Combination, and particularly in the event that a high volume of redemptions by SportsMap Stockholders reduce the cash available to New ICI, we may require additional capital to fund our operations or to respond to technological advancements, competitive dynamics or technologies, customer demands, business opportunities, challenges, acquisitions or unforeseen circumstances, and we may determine to raise capital through equity or debt financings or enter into credit facilities for other reasons. In order to stay on our anticipated growth trajectory and to further business relationships with current or potential customers or partners, or for other reasons, we may issue equity or equity-linked securities to such current or potential customers or partners. We may not be able to timely secure additional debt or equity financing on favorable terms, or at all. If we raise additional funds through the issuance of equity or convertible debt or other equity-linked securities or if we issue equity or equity-linked securities to current or potential customers to further business relationships, our existing stockholders could experience significant dilution. Any debt financing obtained by us in the future could involve restrictive covenants relating to our capital raising and operational matters, which may make it more difficult for us to obtain additional capital and to pursue business opportunities, including potential acquisitions. If we are unable to obtain adequate financing or financing on terms satisfactory to us, when we require it, our ability to continue to grow or support our business and to respond to business challenges could be significantly limited and our business could be materially and adversely affected.
Cash Flows
Three Months Ended March 31, 2023, Compared to Three Months Ended March 31, 2022
The following table summarizes our cash flows for the periods indicated, in thousands:
	Three Months Ended March 31,
	2023	2022
Net cash used in operating activities	$(418)	$(1,880)
Net cash used in investing activities	(507)	(612)
Net cash provided by financing activities	350	400
Net decrease in cash and cash equivalents	(575)	(2,092)
Operating Activities
Net cash used in operating activities was $0.4 million for the three months ended March 31, 2023, a decrease of $1.5 million as compared to $1.9 million of net cash used in operating activities for the three months ended March 31, 2022. The decrease in net cash used in operating activities was primarily attributable to a decrease in operating activity, including cash received from insurance related to the inventory flood and increase in account payable balances for the three months ended March 31, 2023 compared to the three months ended March 31, 2022.
Investment Activities
Net cash used in investing activities was $0.5 million for the three months ended March 31, 2023, a decrease of $0.1 million as compared to $0.6 million of net cash used in investing activities for the three months ended March 30, 2022. The decrease in net cash used in investing activities was primarily due to a decrease in capitalized investment in proprietary software for the three months ended March 31, 2023 compared to the three months ended March 31, 2022.
Financing Activities
Net cash provided by financing activities was $0.4 million for the three months ended March 31, 2023, a decrease of $0.05 million as compared to $0.4 million of net cash provided by financing activities for the three months ended March 31, 2022. The $0.4 million of net cash provided by financing activities for the three months ended March 31, 2022 is primarily attributable to $0.4 million of borrowings under the line of credit. The $0.4 million of net cash provided by financing activities for the three months ended March 31, 2023 is primarily attributable to $0.3 million of borrowings under the line of credit and $0.2 million of issuances of convertible promissory notes to several accredited private investors, partially offset by the $0.1 million repayment on shareholder promissory notes for the three months ended March 31, 2023.
Year Ended December 31, 2022 Compared to Year Ended December 31, 2021
The following table summarizes our cash flows for the periods, in thousands:
	Year Ended December 31,
	2022	2021
Net cash (used in) provided by operating activities	$(3,170)	$4,413
Net cash (used in) provided by investing activities	(1,600)	(1,414)
Net cash (used in) provided by financing activities	2,050	(4,042)
Net decrease in cash and cash equivalents	(2,720)	(1,043)
Operating Activities
Net cash used in operating activities was $3.2 million for the year ended December 31, 2022, a decrease of $7.6 million as compared to $4.4 million of net cash provided by operating activities for the year ended December 31, 2021. The decrease in net cash provided by operating activities was primarily attributable to a decrease in revenues combined with an extensive investment in software and hardware development and ramp up of commercial and corporate functions in the year ended December 31, 2022 compared to the year ended December 31, 2021.
Investment Activities
Net cash used in investing activities was $1.6 million for the year ended December 31, 2022, an increase of $0.2 million as compared to $1.4 million of net cash used in investing activities for the year ended December 31, 2021. The increase in net cash used in investing activities was primarily due to an increase in capitalized investment in proprietary software for the year ended December 31, 2022, compared to the year ended December 31, 2021.
Financing Activities
Net cash provided by financing activities was $2.1 million for the year ended December 31, 2022, an increase of $6.1 million as compared to $4.0 million of net cash used in financing activities for the year ended December 31, 2021. The $4.0 million of net cash used in financing activities for the year ended December 31, 2021 is primarily attributable to repayments on shareholder promissory notes. The increase in net cash provided by financing activities was primarily attributable to the issuances of promissory notes to shareholders and related parties and convertible promissory notes to several accredited private investors for the year ended December 31, 2022.
Contractual Obligations
Our principal commitments consist of lease obligations for corporate offices and production facilities. The net present value of operating lease liabilities as of March 31, 2023 is $0.08 million. The net present value of operating lease liabilities for the years ended December 31, 2022 and 2021 is $0.1 million and $0, respectively.

Off-Balance Sheet Arrangements
As of March 31, 2023, we did not have any off-balance sheet arrangements.
Critical Accounting Policies and Estimates
Our financial statements are prepared in accordance with GAAP. The preparation of these financial statements requires us to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue, and expenses, as well as related disclosures. We evaluate our estimates and assumptions on an ongoing basis. Our estimates are based on historical experience and various other assumptions that we believe to be reasonable under the circumstances. Our actual results could differ from these estimates.
The critical accounting policies, assumptions, and judgements that we believe have the most significant impact on our consolidated financial statements are described below.
Revenue Recognition
Revenue is accounted for under ASC 606, Revenue from Contracts with Customers through the following steps:
•
Identify the contract with a customer;

•
Identify the performance obligations in the contract;

•
Determine the transaction price;

•
Allocate the transaction price to performance obligations in the contract; and

•
Recognize revenue when or as we satisfy a performance obligation.

Revenue is recognized net of allowances for returns and any sales taxes collected from customers.
Revenue Sources
Our revenues are derived from multiple sources. The following are descriptions of principal revenue generating activities, performance obligations and revenue recognition criteria:
 —  Product Sales
Products sales related to infrared cameras and sensor devices are considered separate performance obligations. We recognize revenue from product sales at a point in time, at the amount to which it expects to be entitled when control of the products is transferred to its customers. Control is transferred at FOB Destination. Payment for products is collected within 30-90 days following transfer of control.
Product sales are distinct from the SaaS subscriptions as product sales have a standalone functionality and can work independently of SaaS.
 —  Software as a Service (“SaaS”) and Related Services
We sell SaaS subscriptions that comprise access to the cloud platform and technical support and upgrades of the software.
The software license is accounted for as a separate service performance obligation as it can be used with another infrared camera or sensor device not sold by ICI. The access to the cloud platform has standalone functionality and represents a distinct performance obligation. The technical support and upgrades of the software are considered distinct from each other and are not considered critical for the functionality of the software. Therefore, they are considered a stand ready obligation and are accounted as a series of distinct services as a distinct performance obligation.
Our SaaS subscriptions services are generally contracted for a period of 12-36 months. Annual subscription payments are made in advance, are initially recognized as customer prepayments and revenue is recognized ratably over the subscription period.

 —  Ancillary Services
Ancillary services derived from the calibration of infrared cameras, maintenance and training are recognized at a point in time when service is provided to the client. Clients send the cameras to our warehouse to perform the calibration and maintenance. This service is considered a different promise, distinct and separately identifiable as the customer benefits from the service on its own. Therefore, it is considered a separate performance obligation. Additionally, we arrange training with clients to teach the use and functionality of cameras. Training is considered a different promise, distinct and separately identifiable as the customer benefits from the service on its own. Therefore, it is considered a separate performance obligation.
Shipping and Handling
Shipping and handling costs associated with outbound freight are accounted for as a fulfillment cost and included in cost of goods sold as incurred.
Transaction Price Allocated to Performance Obligations
We allocate the transaction price to each performance obligation identified in the contract on a relative stand-alone selling price (SSP) basis.
Contract Liabilities and Customer Prepayments
Contract liabilities include billed and unbilled amounts resulting from in-transit shipments, as we have an unconditional right to payment upon the completion of all performance obligations.
Customer prepayments mainly consist of advances from customers related to products and SaaS subscriptions, as well as repair and service agreements, for which we have not yet recognized revenue.
Share-Based Compensation
We use a simplified method available to non-public companies to determine the expected term for the valuation of options. This method effectively assumes that exercise occurs over the period from vesting until expiration, and therefore the expected term is the midpoint between the employee’s service period or the nonemployee’s vesting period and the contractual term of the award.
We recognize all employee and non-employee stock-based compensation as a cost in the consolidated financial statements. Equity-classified awards are measured at the grant date fair value of the award and are amortized on straight line basis over the employee’s requisite service period, generally the vesting period of the award.
We estimate grant-date fair value using the Black-Scholes-Merton option-pricing model. The use of a valuation model requires management to make certain assumptions with respect to selected model inputs. We grant stock options at exercise prices determined equal to the fair value of common stock on the date of the grant. The fair value of the ICI Common Stock is based on our historical and projected financial performance (as determined by an independent 409A valuation Section 409A means Section 409A of the Code and all regulations, guidance, compliance programs and other interpretative authority thereunder.) and by observable arms-length sales of our capital stock. The computation of the expected option life is based on an average of the vesting term and the maximum contractual life of our stock options, as we do not have sufficient history to use an alternative method to the simplified method to calculate expected life for employees. Since our shares have not historically been publicly or privately traded, expected volatility is estimated based on the average historical volatility of similar entities with publicly traded shares. The risk-free rate for the expected term of the options is based on the U.S. Treasury yield curve at the date of the grant. Forfeitures are recognized as they occur.
Recently Issued Accounting Standards
Refer to Note 2 of the notes to our annual and interim consolidated financial statements in this proxy statement for our assessment of recently issued and adopted accounting standards.

Internal Control Over Financial Reporting
A company’s internal control over financial reporting is a process designed by, or under the supervision of, that company’s principal executive and principal financial officers, or persons performing similar functions, and influenced by that company’s board of directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with generally accepted accounting principles. Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with policies or procedures may deteriorate.
Prior to the Business Combination, the Company was a privately held company and has historically had limited accounting and financial reporting personnel and other resources with which to address our internal control over financial reporting. In connection with the preparation of our interim unaudited condensed consolidated financial statements for the three months ended March 31, 2023 and 2022 and the audited consolidated financial statements as of and for the years ended December 31, 2022 and 2021, we identified material weaknesses in our internal control over financial reporting. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of our annual consolidated financial statements will not be prevented or detected on a timely basis.
Historically, we did not have a sufficient number of personnel with an appropriate degree of accounting and internal controls knowledge, experience, and training to appropriately analyze, record and disclose accounting matters commensurate with our accounting and reporting requirements. This resulted in an inability to consistently establish appropriate segregation of responsibilities in pursuit of their financial reporting objectives.
These material weaknesses did not result in a material misstatement to the consolidated financial statements. However, these material weaknesses could result in a misstatement of substantially all accounts or disclosures that would result in a material misstatement to the annual or interim consolidated financial statements that would not be prevented or detected. We have designed a remediation plan to strengthen our accounting and finance functions, through additional qualified personnel, internal and outsourced systems, and standard operating procedures to address these weaknesses.
Emerging Growth Company and Smaller Reporting Company Status
We are an emerging growth company under the JOBS Act. The JOBS Act provides that an emerging growth company can delay adopting new or revised accounting standards until such time as those standards apply to private companies. We expect that we will be an emerging growth company after the completion of the reverse acquisition and will continue not to opt out of the extended transition period.
Subject to certain conditions set forth in the JOBS Act, if, as an “emerging growth company”, we choose to rely on such exemptions we may not be required to, among other things, (i) provide an auditor’s attestation report on our system of internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act, (ii) provide all of the compensation disclosure that may be required of non-emerging growth public companies under the Dodd-Frank Wall Street Reform and Consumer Protection Act, (iii) comply with any requirement that may be adopted by the PCAOB regarding mandatory audit firm rotation or a supplement to the auditor’s report providing additional information about the audit and the financial statements (auditor discussion and analysis), or (iv) disclose certain executive compensation related items such as the correlation between executive compensation and performance and comparisons of the CEO’s compensation to median employee compensation. These exemptions will apply for a period of five years following the completion of SportsMap’s initial public offering or until we are no longer an “emerging growth company,” whichever is earlier.
Additionally, we are a “smaller reporting company” as defined in Item 10(f)(1) of Regulation S-K. Smaller reporting companies may take advantage of certain reduced disclosure obligations, including, among other things, providing only two years of audited financial statements.

EXECUTIVE COMPENSATION
EXECUTIVE AND DIRECTOR COMPENSATION OF INFRARED CAMERAS
In this section, “we,” “us” and “our” generally refer to ICI in the present tense or New ICI from and after the Business Combination.
This section discusses the material components of the executive compensation program for our executive officers who are named in the “2022 Summary Compensation Table” below. In 2022, our “named executive officers” and their positions were as follows:
•
Gary Strahan, Chief Executive Officer;

•
Steve Winch, President;

•
Peter Baird, Chief Financial Officer; and

This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt following the Closing may differ materially from the currently planned programs summarized in this discussion.
2022 Summary Compensation Table
The following table sets forth information concerning the compensation of our named executive officers for the year ended December 31, 2022.
Name and Principal Position	Salary ($)	All Other Compensation ($)(1)	Total ($)
Gary Strahan, CEO	119,944	—	—
Steve Winch, President(2)	839,912	149,400	989,312
Peter Baird, Chief Financial Officer(3)	—	—	238,345

(1)
Amounts for Mr. Winch reflect severance consisting of $147,446 of cash salary continuation and $1,953 of healthcare continuation benefits.

(2)
Mr. Winch terminated employment September 14, 2022 and recommenced employment effective December 1, 2022; therefore, certain amounts for Mr. Winch, such as base salary, reflect a partial year of service.

(3)
Mr. Baird terminated employment September 9, 2022 and recommenced employment effective October 1, 2022; therefore, certain amounts for Mr. Baird, such as base salary, reflect a partial year of service.

Narrative to Summary Compensation Table
2022 Salaries
The named executive officers receive a base salary to compensate them for services rendered to our company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. The 2022 annual base salaries for our named executive officers were $175,000 for Mr. Strahan after a raise (from $40,000) in October 2022, $1,000,000 for Mr. Winch during the period prior to his September termination, and $350,000 after his December employment recommencement and $240,000 for Mr. Baird. In December 2022, Mr. Strahan agreed to reduce his annual base salary to $130,000. The actual base salaries earned by our named executive officers for services in 2022 are set forth above in the Summary Compensation Table in the column entitled “Salary.”

2022 Bonuses
Our named executive officers were eligible to earn discretionary cash bonuses for calendar year 2022, as determined by our board of directors. Our board of directors decided not to grant any discretionary bonuses for 2022.
Equity Compensation
2022 Equity Grants
We currently maintain the 2020 Equity Incentive Plan of Infrared Cameras Holdings, Inc. (the “2020 Plan”) in order to provide our employees and consultants the opportunity to acquire an equity interest in our value creation. We award options to purchase Class B Non-Voting Common Stock of (each, an “Option”) to eligible employees and consultants providers, including certain of our named executive officers, pursuant to the 2020 Plan. For additional information about the 2020 Plan, please see the section titled “— Equity Incentive Plan — 2020 Equity Incentive Plan” below. No Options were awarded to any of our named executive officers in 2022. Following the effectiveness of the New ICI Incentive Plan, as described below, we expect the 2020 Plan will terminate and we will not make any further awards under the 2020 Plan.
2023 Plan
In connection with the Business Combination, the SportsMap Board intends to adopt, and its stockholders will be asked to approve, the 2023 Plan, referred to in this proxy statement as the New ICI Incentive Plan, in order to facilitate the grant of cash and equity incentives to directors, employees (including our named executive officers) and consultants of our company and certain of its affiliates and to enable our company and certain of its affiliates to obtain and retain services of these individuals, which is essential to our long-term success. We expect that the New ICI Incentive Plan will be effective on the Closing Date. For additional information about the New ICI Incentive Plan, please see “Proposal No. 6 — The Equity Incentive Plan Proposal” in this proxy statement.
Other Elements of Compensation
In 2022, the named executive officers also participated in standard health plans maintained by ICI. We do not provide any perquisites to any of our named executive officers.
We do not make gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation paid or provided by our company.
Outstanding Equity Awards at Fiscal Year-End
The following table summarizes the number of shares of ICI Class B Non-Voting Common Stock underlying outstanding equity incentive plan Option awards held by each named executive officer as of December 31, 2022. All outstanding Options will become fully vested immediately prior to the Closing pursuant to the terms of the 2020 Plan.
	Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Steve Winch	—	—	—	—	—
Peter Baird	October 9, 2020	6,625	—	59.91	October 8, 2030
	January 18, 2021	7,794	—	59.91	January 17, 2031
	July 30, 2021	3,100	—	74.73	July 29, 2031
	December 7, 2021	2,378	—	74.73	December 6, 2031

Director Compensation
No director received compensation for services provided as a director in 2022. Steve Guidry, an ICI executive officer who was not a named executive officer in 2022, served as a director in 2022 but did not receive any additional compensation for his services as a director. In connection with the Business Combination, we intend to approve and implement a compensation program for our non-employee directors that consists of annual cash retainer fees and long-term equity awards. The details of this program have not yet been determined, but compensation under the program will be subject to the annual limits on non-employee director compensation set forth in the New ICI Incentive Plan.
Equity Incentive Plan
2020 Equity Incentive Plan
We currently maintain the 2020 Equity Incentive Plan of Infrared Cameras Holdings, Inc., referred to in this proxy statement as the 2020 Plan, in order to encourage eligible service providers to increase their efforts to make our company more successful, to provide an additional inducement for them to remain with our company, to reward them by providing an opportunity to acquire equity ownership and to provide a means through which we may attract persons to enter service with us. Historically, we have offered awards of ICI Options to eligible service providers, including certain of our named executive officers, pursuant to the 2020 Plan. As mentioned below, in connection with the completion of the Business Combination and the adoption of the New ICI Incentive Plan, we expect to amend and restate the 2020 Plan to reflect the Business Combination and to provide that, following the Business Combination, awards may not be granted under the 2020 Plan. The material terms of the 2020 Plan are summarized below.
Eligibility and Administration
Our employees, directors, and consultants are eligible to receive grants of options to purchase Class B Non-Voting Common Stock. The 2020 Plan is administered by our board of directors. Subject to the provisions of the 2020 Plan, the plan administrator has the authority to among other things, prescribe the terms and conditions of awards granted pursuant to the 2020 Plan and to exercise discretion to take any actions it deems necessary or advisable for the administration of the 2020 Plan.
Limitation on Awards and Units Available
Currently, an aggregate 109,757 shares of ICI Class B Common Stock have been authorized for issuance under the 2020 Plan; following the Business Combination this amount will be adjusted to New ICI Common Stock. If an award (i) expires or terminates without having been exercised in full or (ii) is cancelled by mutual consent, then the shares subject to such award will again be available for grant of awards under the 2020 Plan. Shares that may be issued under the 2020 Plan may be either authorized but unissued shares or shares previously issued and thereafter acquired by ICI.
Awards
The 2020 Plan provides for the grant of awards of options, stock appreciation rights, restricted stock and restricted stock units, stock awards, other stock-based awards and dividend equivalents. Currently, the only awards outstanding under the 2020 Plan are options. The terms and conditions of outstanding options under the 2020 Plan are set forth in award agreements, including any applicable vesting and payment terms and post-termination exercise limitations. Awards of options provide for the purchase of ICI Class B Common Stock in the future at an exercise price set on the grant date; following the Business Combination, outstanding options will be adjusted to cover New ICI Common Stock. The exercise price of an option may not be less than 100% of the fair market value of the underlying shares on the grant date. The term of an option may not be longer than ten years.
Certain Transactions
In the event of certain changes in our capitalization such as a recapitalization, merger, stock split or reorganization, the plan administrator will make appropriate and proportionate adjustments to the classes, issuer and maximum number of securities subject to the 2020 Plan and to the classes, number of securities, issuer and exercise price subject to outstanding awards. In the event of certain corporate transaction, which includes us being a party to a merger or consolidation, or the sale of substantially all of our assets, (i) all outstanding awards will become vested and exercisable in full and (ii) the administrator may provide for the cancellation of outstanding awards in exchange for payment equal to the excess, if any, of (A) the consideration the holder of the option would have received upon exercise of the option, over (B) any exercise price payable in connection with such exercise. We expect outstanding options under the 2020 Plan will vest in full upon the closing of the Business Combination.
New Infrared Camera Incentive Plan
In connection with the Business Combination, the SportsMap Board intends to adopt the New ICI Incentive Plan, subject to approval by its shareholders, under which we may grant cash and equity incentive awards to eligible service providers in order to attract, motivate and retain the talent for which we compete, which is essential to our long-term success. The New ICI Incentive Plan will become effective on the Closing Date. For additional information about the New ICI Incentive Plan, please see “Proposal No. 6 — The Equity Incentive Plan Proposal” in this proxy statement.
Interests of Directors and Executive Officers in the Business Combination
Treatment of Equity-Based Awards
As described further below, certain of ICI’s directors and executive officers hold outstanding Options. In connection with the Business Combination, each Option will become fully vested immediately prior to the Closing, provided that the grantee remains in service or employment through the Closing, and will be assumed by SportsMap and converted into a comparable option to purchase shares of New ICI common stock (each, a “Converted Option”), based upon the Exchange Ratio. Each Converted Option will otherwise be subject to the same terms and conditions as applied to the underlying Option immediately prior to the Closing.
The following table sets forth, for each of ICI’s directors and executive officers, the number of vested and unvested Options held by the director or executive officer as of January 27, 2023, the latest practicable date to determine such amounts before the filing of this proxy statement. Depending on when the Closing Date occurs, certain time-based Options shown in the table may vest prior to the Closing Date.
Name	Vested Options	Unvested Options
Executive Officers and Directors
Gary Strahan	0	0
Steve Winch	0	0
Peter Baird	19,897	0
Steve Guidry	868	788
Post-Closing Director Compensation
As described above, in connection with the Business Combination, we intend to approve and implement a compensation program for our non-employee directors that consists of annual cash retainer fees and long-term equity awards. The details of this program have not yet been determined.

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION
The following unaudited pro forma combined financial information is provided to aid you in your analysis of the financial aspects of the Business Combination. This information should be read together with SportsMap’s and ICI’s financial statements and related notes, the sections entitled “Selected Historical Financial Data of SportsMap”, “SportsMap Management’s Discussion and Analysis of Financial Condition and Results of Operations” “Selected Historical Financial Data of ICI”, “ICI Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the other financial information, in each case, contained elsewhere in this proxy statement.
Unless the context otherwise requires, all references in this subsection to the “Company,” “we,” “us” or “our” refer to ICI prior to the consummation of the Business Combination and New ICI after the consummation of the Business Combination. The amounts in this subsection are presented in thousands of U.S. dollars except share and per share amounts.
Introduction
The following unaudited pro forma combined financial information presents the combination of the financial information of SportsMap and ICI as adjusted to give effect to the Business Combination. The following unaudited pro forma combined financial information has been prepared in accordance with Article 11 of Regulation S-X.
The unaudited pro forma combined financial information was derived from and should be read in conjunction with the following historical financial statements and accompanying notes, which are included in this proxy statement:

•
(i) the historical audited financial statements of SportsMap for the year ended December 31, 2022 and (ii) the historical unaudited condensed financial statements of SportsMap as of and for the three months ended March 31, 2023; and

•
(i) the historical audited consolidated financial statements of ICI for the year ended December 31, 2022 and (ii) the historical unaudited condensed consolidated financial statements of ICI as of and for the three months ended March 31, 2023.

The Business Combination will be accounted for as a reverse acquisition in accordance with GAAP. Under this method of accounting, SportsMap will be treated as the “acquired” company for financial reporting purposes. The net assets of ICI will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination will be those of ICI.
The unaudited pro forma combined balance sheet as of March 31, 2023 combines the historical unaudited condensed consolidated balance sheet of ICI as of March 31, 2023 and the historical unaudited condensed balance sheet of SportsMap as of March 31, 2023 on a pro forma basis as if the Business Combination had been consummated on March 31, 2023.
The unaudited pro forma combined statement of operations for the three months ended March 31, 2023 combines ICI’s historical unaudited condensed consolidated statement of operations for the three months ended March 31, 2023, and SportsMap’s historical unaudited condensed statement of operations for the three months ended March 31, 2023, on a pro forma basis as if the Business Combination had been consummated on January 1, 2022, the beginning of the earliest period presented.
The unaudited pro forma combined statement of operations for the year ended December 31, 2022 combines ICI’s historical consolidated statement of operations for the year ended December 31, 2022 and SportsMap’s historical statement of operations for the year ended December 31, 2022 on a pro forma basis as if the Business Combination had been consummated on January 1, 2022, the beginning of the earliest period presented.
This unaudited pro forma combined financial information is for informational purposes only and does not purport to indicate the results that would have been obtained had the Business Combination actually been completed on the assumed date or for the periods presented, nor which may be realized or expected in the future. The pro forma adjustments are based on the information currently available and the assumptions and estimates underlying the pro forma adjustments are described in the accompanying notes. The unaudited combined pro forma financial statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those illustrated. See “Notes to the Unaudited Pro Forma Combined Financial Information” below.
The unaudited pro forma combined financial information has been prepared using the assumptions below with respect to the potential redemption for cash of shares of SportsMap Common Stock by SportsMap public stockholders in connection with the Business Combination:

•
Assuming No Additional Redemptions:   In connection with a special meeting of SportsMap Stockholders held on April 14, 2023, the SportsMap Stockholders elected to redeem 9,865,056 public shares of SportsMap Common Stock and to extend SportsMap’s business combination period monthly, for up to eight months, from April 20, 2023, until as late as December 20, 2023. As of June 27, 2023, SportsMap had 1,634,944 public shares of SportsMap Common Stock outstanding. This represents no additional redemptions in connection with the Business Combination.

•
Assuming Maximum Redemptions:   This presentation assumes that SportsMap Public Stockholders holding approximately 0.4 million shares of SportsMap Common Stock will exercise their redemption rights for their pro rata share of the funds in the Trust Account in connection with the Business Combination after the special meeting of SportsMap Stockholders in April 2023. This represents the estimated maximum number of shares of SportsMap Common Stock that can be redeemed in order for the condition in the Business Combination Agreement that the Aggregate Transaction Proceeds be at least $10.0 million to be satisfied.

“Aggregate Transaction Proceeds” means an amount equal to (a) the sum of (i) the aggregate cash proceeds available for release to SportsMap or Merger Sub (or any designees thereof) from the Trust Account in connection with the transactions contemplated hereby (after giving effect to any redemptions by the SportsMap Stockholders), (ii) the Aggregate Closing PIPE Proceeds, (iii) the aggregate principal amount of the ICI Convertible Notes, and (iv) the aggregate principal amount of any indebtedness of ICI incurred on or after the date of the Business Combination Agreement and prior to the Closing and convertible into equity securities of ICI, in the case of clauses (iii) and (iv), to the extent facilitated by SportsMap, the Sponsor or any of their respective affiliates, less (b) the aggregate amount of any unpaid transaction expenses of SportsMap incurred in connection with the Business Combination. The term “Aggregate Transaction Proceeds” was a negotiated term between SportsMap and ICI and may not be indicative of net transaction proceeds received by ICI. For example, the term “Aggregate Transaction Proceeds” excludes any unpaid transaction expenses of ICI. As a result, pro forma cash to New ICI may be less than $10.0 million even if the condition in the Business Combination Agreement that the Aggregate Transaction Proceeds be at least $10.0 million is satisfied.
Actual results may differ materially from the assumptions within the accompanying unaudited pro forma combined financial information.
As SportsMap and ICI are not related parties, no pro forma adjustments are required to eliminate intercompany transactions.

UNAUDITED COMBINED PRO FORMA BALANCE SHEET
AS OF MARCH 31, 2023
(Amounts in thousands of U.S. dollars)
						Assuming No Additional Redemptions			Assuming Maximum Redemptions
	(1) SportsMap (Historical)	(2) SportsMap April 14, 2023 Redemptions		(3) Subtotal (1)+(2)	ICI (Historical)	Pro Forma Adjustments	Note Reference	Pro Forma Combined	Pro Forma Adjustments	Note Reference	Pro Forma Combined
Assets
Current assets
Cash and cash equivalents	$14	$—		$14	$79	$10,705	B,D, I,M,O	$10,798	$4,289	F, H, I,M,O	$4,382
Trade accounts receivable, net of allowances of $290	—	—		—	763	—		763	—		763
Inventories, net	—	—		—	9,723	—		9,723	—		9,723
Deferred transaction costs.	—	—		—	1,633	(1,633)	N	—	(1,633)	N	—
Income taxes receivable	—	—		—	97	—		97	—		97
Other current assets	29	—		29	1,832	(29)	E	1,832	(29)	E	1,832
Total current assets	43	—		43	14,127	9,043		23,213	2,627		16,797
Property, plant and equipment, net	—	—		—	2,770	—		2,770	—		2,770
Right-of-use assets, net	—	—		—	77	—		77	—		77
Cash and securities held in Trust Account	119,888	(102,977)	A	16,911	—	(16,911)	B	—	(16,911)	F	—
Other noncurrent assets	—			—	3	—		3	—		3
Total assets	$119,931	$(102,977)		$16,954	$16,977	$(7,867)		$26,063	$(14,283)		$19,647
Liabilities and shareholders’ equity
Current liabilities
Trade accounts payable	—	—		—	3,125	(2,498)		627	(2,498)		627
Income taxes payable	414	—		414	520	—		934	—		934
Accrued offering costs and expenses	350	—		350	3,039	(487)	C,D	2,902	(487)	G,H	2,902
Franchise taxes payable	50	—		50	—	—		50	—		50
Contract liabilities	—	—		—	221	—		221	—		221
Customer prepayments	—	—		—	138	—		138	—		138
Warranty Reserve	—	—		—	38	—		38	—		38
Line of Credit	—	—		—	300	(300)	M	—	(300)	M	—
Convertible note	—	—		—	813	(813)	J	—	(813)	J	—
Related party promissory note	35	—		35	1,000	(1,000)	I	35	(1,000)	I	35
Right-of-use liabilities, current	—	—		—	79	—		79	—		79
Total current liabilities	850	—		850	9,273	(5,099)		5,024	(5,099)		5,024
Shareholder promissory note	—	—		—	18,492	(18,492)	L	—	(18,492)	L	—
Contract liablities, noncurrent	—	—		—	151	—		151	—		151
Deferred tax liabilities, net	—	—		—	90	—		90	—		90
Total liabilities	$850	$—		$850	$28,006	$(23,591)		$5,265	$(23,591)		$5,265
Commitments and contingencies
Common stock subject to possible redemption	119,428	(102,977)	A	16,451	—	(16,451)	B	—	(16,451)	F	—
Shareholders’ equity
Preferred Stock	—	—		—	—	—		—	—		—
Common Stock	—	—		—	—	—		—	—		—
Additional paid-in capital	1	—		1	2,741	31,826	B,C,E,J,K,L,N,O	34,568	25,410	E,F,G,J,K,N,O	28,152
Retained earnings (accumulated deficit)	(348)	—		(348)	(13,770)	348	K	(13,770)	348	K	(13,770)
Total shareholders’ equity (deficit)	(347)	—		(347)	(11,029)	32,174		20,798	25,758		14,382
Total liabilities and shareholders’ equity	$119,931	$(102,977)		$16,954	$16,977	$(7,867)		$26,063	$(14,283)		$19,647
The accompanying notes are an integral part of the unaudited combined pro forma financial information.

UNAUDITED COMBINED PRO FORMA STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2023
(Amounts in thousands of U.S. dollars, except share and per share data)
			Assuming No Additional Redemptions			Assuming Maximum Redemptions
	SportsMap (Historical)	ICI (Historical)	Pro Forma Adjustments	Note Reference	Total Pro Forma	Pro Forma Adjustments	Note Reference	Total Pro Forma
Revenue, net	$—	$980	$—		$980	$—		$980
Cost of goods sold (exclusive of depreciation)	—	465	—		465	—		465
Operating expenses:	—		—		—	—		—
Selling, general and administrative	520	3,511	—		4,031	—		4,031
Earnout compensation expense	—	—	—		—	—		—
Depreciation	—	180	—		180	—		180
Casualty losses, net of recoveries	—	—	—		—	—		—
Total operating expenses	520	3,691	—		4,211	—		4,211
Operating Loss	(520)	(3,176)	—		(3,696)	—		(3,696)
Interest expense	—	29	(29)	A	—	(29)	A	—
Interest expense, related parties	—	21	(21)	A	—	(21)	A	—
Change in fair value of convertible note	—	(287)	—		(287)	—		(287)
Other income, net	—	(17)	—		(17)	—		(17)
Interest earned on cash and securities held in Trust Account	1,284	—	(1,284)	B	—	(1,284)	B	—
Income (loss) before Income Taxes	764	(2,922)	(1,234)		(3,392)	(1,234)		(3,392)
Tax expense (benefit)	259	(15)	—	C	244	—	C	244
Net Income (Loss)	$505	$(2,907)	$(1,234)		$(3,636)	$(1,234)		$(3,636)
Weighted-average shares outstanding, basic and diluted
Basic and diluted	11,500,000	514,946			14,589,095			14,200,443
Basic and diluted, non-redeemable shares	3,550,000	—			—			—
Net income per share, basic and diluted
Basic and diluted	0.03	(5.65)			(0.25)			(0.26)
The accompanying notes are an integral part of the unaudited combined pro forma financial information.

UNAUDITED COMBINED PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2022
(Amounts in thousands of U.S. dollars, except share and per share data)
			Assuming No Additional Redemptions			Assuming Maximum Redemptions
	SportsMap (Historical)	ICI (Historical)	Pro Forma Adjustments	Note Reference	Total Pro Forma	Pro Forma Adjustments	Note Reference	Total Pro Forma
Revenue, net	$—	$7,268	$—		$7,268	$—		$7,268
Cost of goods sold (exclusive of depreciation)	—	4,964	—		4,964	—		4,964
Operating expenses:	—		—		—	—		—
Selling, general and administrative	1,385	13,606	2,981	A,B	17,972	2,981	A,B	17,972
Earnout compensation expense	—	—	13,538	C	13,538	13,538	C	13,538
Depreciation	—	561	—		561	—		561
Casualty losses, net of recoveries	—	155	—		155	—		155
Total operating expenses	1,385	14,322	16,519		32,226	16,519		32,226
Operating Loss	(1,385)	(12,018)	(16,519)		(29,922)	(16,519)		(29,922)
Interest expense	—	32	(32)	D	—	(32)	D	—
Interest expense, related parties	—	83	(83)	D	—	(83)	D	—
Other (income) expenses, net	—	(48)	2,205	E,F	2,157	2,205	E,F	2,157
Interest earned on cash and securities held in Trust Account	(1,739)	—	1,739	G	—	1,739	G	—
Loss before income tax expense	354	(12,085)	(20,349)		(32,080)	(20,349)		(32,080)
Tax expense (benefit)	317	1,205	—	H	1,522	—	H	1,522
Net Income (Loss)	$37	$(13,290)	$(20,349)		$(33,602)	$(20,349)		$(33,602)
Weighted-average shares outstanding, basic and diluted
Basic and diluted	11,500,000	514,946			14,589,095			14,200,443
Basic and diluted, non-redeemable shares	3,550,000	—			—			—
Net income per share, basic and diluted
Basic and diluted	—	(25.81)			(2.30)			(2.37)
Basic and diluted, non-redeemable	—	—			—			—
The accompanying notes are an integral part of the unaudited combined pro forma financial information.

NOTES TO THE UNAUDITED PRO FORMA COMBINED
FINANCIAL INFORMATION
Note 1 — Description of the Transaction
On December 5, 2022, SportsMap and ICI entered into the Business Combination Agreement. The Business Combination Agreement and the Business Combination contemplated thereby have been unanimously approved by the board of directors of each of SportsMap, Merger Sub, and ICI and by the stockholders of ICI and Merger Sub.
At the Effective Time, in accordance with the terms and subject to the conditions of the Business Combination Agreement:
•
Each share of ICI Common Stock issued and outstanding immediately prior to the Effective Time (other than dissenting shares and shares held immediately prior to the Effective Time by ICI as treasury stock) will be converted into the right to receive such number of shares of SportsMap Common Stock equal to the Exchange Ratio.

•
Each Participating Company Option will be converted into an option to purchase a number of shares of SportsMap Common Stock upon substantially the same terms and conditions (but taking into account any accelerated vesting provided for in ICI’s equity plan or any award agreement by reason of the Business Combination Agreement or the Business Combination) as are in effect with respect to such Participating Company Option prior to the Effective Time, except that such option shall represent the right to receive a number of shares of SportsMap Common Stock equal to the number of shares of ICI Class B Common Stock subject to such Participating Company Option prior to the Effective Time multiplied by the Exchange Ratio, and the exercise price per share shall be equal to the exercise price per share of such prior to the Effective Time multiplied by the Exchange Ratio; and each Out-of-the-Money Option will be cancelled and terminated for no consideration.

•
Each share of common stock, par value $0.0001 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time will be converted into one share of common stock, par value $0.001 per share, of New ICI.

•
Each share of ICI Common Stock held immediately prior to the Effective Time by ICI as treasury stock will be cancelled and extinguished for no consideration.

•
Each Dissenting Share of ICI will not convert in the Merger and will be entitled to rely on such rights as are granted pursuant to Delaware law, subject to certain conditions set forth in the Business Combination Agreement and in accordance with applicable law.

The “Exchange Ratio” will be determined by (i) dividing the Adjusted Equity Value by $10, which is the value of one share of SportsMap Common Stock, and (ii) further dividing the quotient of the calculation in clause (i) by the aggregate number of shares of ICI Common Stock issued and outstanding immediately prior to the Effective Time (other than shares held immediately prior to the Effective Time by ICI as treasury stock) on a fully-diluted basis assuming the exercise of all Participating Company Options, excluding any such shares issuable upon exercise of Out-of-the-Money Options, which will be cancelled at the Effective Time.
The “Adjusted Equity Value” will be equal to (a) $100,000,000, less (b) the aggregate amount of ICI’s outstanding indebtedness at the Effective Time, plus (c) the aggregate exercise price that would be paid in respect of Participating Company Options if all Participating Company Options were exercised in full immediately prior to the Effective Time, plus (d) all cash and cash equivalents of ICI as of immediately prior to the Effective Time, plus (e) the aggregate principal amount of any convertible promissory notes entered into by ICI on or after the date of the Business Combination Agreement but prior to the Closing in each case on terms and subject to conditions set forth in the Business Combination Agreement. The “Aggregate Equity Value” (as defined in the Business Combination Agreement) is estimated to be $[•] as of [•], 2023.

Other events in connection with the Business Combination
The following other events that will take place in connection with the Business Combination are summarized as follows:
Earnout Provision
Pursuant to the Business Combination Agreement, SportsMap will reserve for issuance 2,400,000 shares of SportsMap Common Stock (the “Earnout Shares”). The Earnout Shares will be issued pro rata to the holders of ICI Common Stock if either (a) during the period beginning six months after the Closing and ending on December 31, 2024, the volume-weighted average price of the common stock of New ICI is greater than or equal to $12.50 per share over any 20 trading days within any 30 consecutive trading days, or the combined company consummates a transaction in which its stockholders have the right to receive consideration implying a value of at least $12.50 per share, or (b) New ICI achieves revenue of $68.5 million during the fiscal year ending December 31, 2024, subject to certain limitations set forth in the Business Combination Agreement.
ICI Shareholder Promissory Note
The outstanding ICI Shareholder Promissory Note and accrued and unpaid interest thereon will be converted into a number of shares of ICI Class A Common Stock at or prior to the Effective Time and will be converted into SportsMap Common Stock at the Exchange Ratio at the Effective Time.
Investors Convertible Promissory Notes
In December 2022 and January 2023, ICI issued convertible promissory notes (the “Investors Convertible Promissory Notes”) in an amount of $1.1 million and maturity date of six months from the issuance date. The Investors Convertible Promissory Notes bear interest at a rate of 10% per annum, calculated and accrued on a quarterly basis within 30 days of April 1, July 1, October 1 and January 1. The outstanding principal balance and accrued unpaid interest will be converted to shares of ICI Class A Common Stock at or prior to the Effective Time, and in turn will be converted into SportsMap Common Stock at the Exchange Ratio at the Effective Time.
ICI has the right to accelerate principal repayment from available cash flow without penalty.
The ICI Convertible Notes
In addition, the Business Combination Agreement provides that, if ICI raises additional capital by the issuance of ICI Convertible Notes on or after the date of the Business Combination Agreement but prior to the Closing, such convertible notes will convert into ICI Class A Common Stock immediately prior to the Effective Time and will be exchanged for shares of SportsMap Common Stock in the Business Combination in the same manner as ICI Class A Common Stock.
SportsMap’s Working Capital Loan
In April and May 2023, a number of lenders agreed to loan SportsMap $1.0 million. The loan is non-interest bearing, unsecured and due at the consummation of an initial business combination; provided that SportsMap has the right to extend the repayment date for up to 12 months. The loan is non-convertible into any securities of SportsMap. In consideration for the loan, the lenders received 165,598 SportsMap Founder Shares from the SportsMap Initial Stockholders.

The table below shows the relative ownership levels of holders of New ICI Common Stock following the Business Combination under two redemptions scenarios.
	Assuming No Additional Redemptions		Assuming Maximum Redemptions
	Shares	Ownership Percentage	Shares	Ownership Percentage
Ownership Group:
SportsMap Sponsor and Insiders	2,840,000	19.5%	2,840,000	20.0%
SportsMap Public Stockholders(1)	1,634,944	11.2%	1,246,292	8.8%
SportsMap Advisors(2)	1,362,500	9.3%	1,362,500	9.6%
ICI Securityholders(3)	8,751,651	60.0%	8,751,651	61.6%
Total(4)	14,589,095	100.0%	14,200,443	100.0%

(1)
Number of shares owned by SportsMap Public Stockholders shown is the number of shares outstanding following the redemption of 9,865,056 public shares of SportsMap Common Stock at the special meeting of SportsMap Stockholders on April 14, 2023. The 9,865,056 public shares of SportsMap Common Stock redeemed represented approximately 65.5% of the shares of SportsMap Common Stock issued and outstanding on such date and approximately 85.8% of the public shares then-outstanding.

(2)
Includes (i) 575,000 shares of SportsMap Common Stock purchased by Roth in connection with the IPO, (ii) 135,000 Private Shares included as part of the Private Placement Units purchased by Roth in connection with the IPO, (iii) 402,500 shares of New ICI Common Stock to be issued to Roth at Closing as payment of their $4,025,000 fee to serve as underwriter for the IPO, (iv) 175,000 shares of New ICI Common Stock to be issued to Craig-Hallum at Closing as payment of their portion of the M&A Advisory Fee and (v) 75,000 shares of New ICI Common Stock to be issued to Roth as payment of their portion of the M&A Advisory Fee. The fees described in (iii), (iv) and (v) will not be reduced or altered due to redemptions.

(3)
Includes (i) 8,538,040 shares of New ICI Common Stock to be issued in exchange for shares held by existing ICI stockholders and (ii) 213,611 shares of New ICI Common Stock to be issued to ICI Convertible Note Investors. Shares of ICI Common Stock have been converted into shares of New ICI Common Stock at an assumed Exchange Ratio of 13.08; however, the actual Exchange Ratio will be calculated based on ICI’s outstanding capital stock as of immediately prior to the Effective Time.

(4)
Public Stockholders will experience additional dilution to the extent New ICI issues additional shares after the Closing. The tables above do not include (i) up to 8,625,000 shares of New ICI Common Stock that will be issuable upon exercise of the public warrants at an exercise price of $11.50 per share, (ii) up to 2,400,000 Earnout Shares that will be issuable if certain conditions are met, as described elsewhere in this proxy statement, (iii) up to 506,250 shares of New ICI Common Stock that will be issuable upon exercise of the private warrants at an exercise price of $11.50 per share, (iv) 1,958,642 shares of New ICI Common Stock that will be issuable upon the exercise of existing Participating Company Options or (v) shares of New ICI Common Stock that will be available for issuance under the 2023 Plan, which will initially be equal to 12% of the fully-diluted shares as of the Closing. The following table illustrates the impact on relative ownership levels assuming the issuance of all such shares.

	Assuming No Additional Redemptions		Assuming Maximum Redemptions
	Shares	Ownership Percentage	Shares	Ownership Percentage
Total shares of New ICI Common Stock outstanding at closing of the transaction	14,589,095	46.4%	14,200,443	45.8%
Earnout Shares	2,400,000	7.6%	2,400,000	7.8%
Shares underlying public warrants	8,625,000	27.4%	8,625,000	27.8%
Shares underlying private warrants	506,250	1.6%	506,250	1.6%
Option shares	1,958,642	6.2%	1,958,642	6.3%
Shares initially reserved for issuance under 2023 Plan	3,369,478	10.7%	3,322,840	10.7%
Total	31,448,465	100.0%	31,013,175	100.0%
The “Aggregate Equity Value” (as defined in the Business Combination Agreement) is estimated to be $[•] as of [•].
Note 2 — Basis of Presentation
The Business Combination will be accounted for as a reverse acquisition under GAAP. Under this method of accounting, SportsMap will be treated as the “acquired” company for financial reporting purposes. This determination is primarily based on ICI’s senior management comprising a majority of the senior management and voting rights of New ICI. Accordingly, for accounting purposes the Business Combination will be treated as the equivalent of ICI issuing stock for the net assets of SportsMap, accompanied by a recapitalization. The net assets of SportsMap will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination will be presented as those of ICI in future reports of the New ICI. Further, the financial statements of SportsMap will represent a continuation of financial statements of ICI.
The unaudited pro forma combined financial information contained herein assumes that SportsMap stockholders approve the Business Combination.
The unaudited pro forma combined financial information has been prepared using the assumptions below with respect to the potential redemption for cash of shares of SportsMap Common Stock:
•
Assuming No Additional Redemptions:   In connection with a special meeting of SportsMap Stockholders, held on April 14, 2023, the SportsMap Stockholders elected to redeem 9,865,056 public shares of SportsMap Common Stock and to extend SportsMap’s business combination period monthly, for up to eight months, from April 20, 2023, ultimately until as late as December 20, 2023. As of April 30, 2023, SportsMap had 1,634,944 public shares of SportsMap Common Stock outstanding. This represents no additional redemptions after the special meeting of SportsMap Stockholders in April 2023.

•
Assuming Maximum Redemptions:   This presentation assumes that SportsMap Public Stockholders holding approximately 0.4 million shares of SportsMap Common Stock will exercise their redemption rights for their pro rata share of the funds in the Trust Account in connection with the Business Combination after the special meeting of SportsMap Stockholders in April 2023. This represents the estimated maximum number of shares of SportsMap Common Stock that can be redeemed in order for the condition in the Business Combination Agreement that the Aggregate Transaction Proceeds be at least $10.0 million to be satisfied.

“Aggregate Transaction Proceeds” means an amount equal to (a) the sum of (i) the aggregate cash proceeds available for release to SportsMap or Merger Sub (or any designees thereof) from the Trust Account in connection with the transactions contemplated hereby (after giving effect to any redemptions by the SportsMap Stockholders), (ii) the Aggregate Closing PIPE Proceeds, (iii) the aggregate principal amount of the ICI Convertible Notes, and (iv) the aggregate principal amount of any indebtedness of ICI incurred on or after the date of the Business Combination Agreement and prior to the Closing and convertible into equity securities of ICI, in the case of clauses (iii) and (iv), to the extent facilitated by SportsMap, the

Sponsor or any of their respective affiliates, less (b) the aggregate amount of any unpaid transaction expenses of SportsMap incurred in connection with the Business Combination. The term “Aggregate Transaction Proceeds” was a negotiated term between SportsMap and ICI and may not be indicative of net transaction proceeds received by ICI. For example, the term “Aggregate Transaction Proceeds” excludes any unpaid transaction expenses of ICI. As a result, pro forma cash to New ICI may be less than $10.0 million even if the condition in the Business Combination Agreement that the Aggregate Transaction Proceeds be at least $10.0 million is satisfied.
Potentially dilutive instruments are discussed in Note 3 — Loss per Share, of the Notes to the Unaudited Pro Forma Combined Financial Information.
SportsMap’s Public Warrants and Private Placement Warrants are reflected in the unaudited pro forma financial information as equity classified instruments.
The Company evaluated the post-closing accounting treatment for the contingent obligation to issue the Earnout Shares and concluded that the arrangement qualifies as an equity classified instrument. Through the evaluation, the Company concluded that the arrangement falls withing the scope of ASC 718, which also qualifies for scope exception under ASC 815. The Company concluded on equity classification for the arrangement because the Earnout Shares: are settleable only in shares; are not mandatorily redeemable; are not subjected to liability classification under ASC 480; and are indexed to the Company’s share price and a factor that is a market/performance/service condition. The Company estimated that the requisite service period under the arrangement is one year and this is the period over which the compensation expense will be recorded. Consistent with guidance at ASC 718, the fair value of the contingent obligation was determined through a Monte Carlo simulation. The simulation was performed independently on each of the trigger events and the grant date fair value using the market condition was deemed as the compensation cost as such condition is expected to be satisfied before December 31, 2024. In summary, the contingent obligation is reflected in the unaudited combined pro forma balance sheet as an equity classified instrument and the compensation expense is reflected in the unaudited combined pro forma statement of operations Pro Forma statement of operation. These contingent transaction costs are recorded as equity issuance costs (reduction of equity), debiting and crediting common stock at par value and Additional Paid-in Capital. This results in a net 0 impact on the equity section of the Unaudited Combined Pro-Forma Balance Sheet.
The post-closing accounting treatment for the ICI Shareholder Promissory Note and the Investors Convertible Promissory Notes are reflected as equity, since all principal and accrued unpaid interest will be converted into a number of shares of ICI Class A Common Stock no later than immediately prior to the Effective Time, and in turn will be converted into SportsMap Common Stock at the Exchange Ratio at the Effective Time.
One-time direct and incremental transaction costs anticipated to be incurred prior to, or concurrent with, the Effective Time are reflected in the unaudited pro forma combined balance sheet.

•
The transaction costs related to equity instruments that are not subjected to fair value measurements in subsequent periods are charged against additional paid-in capital as a pro forma adjustment.

•
Other audit and advisory costs that are not considered incremental to the Business Combination are charged against selling, general and administrative expenses in the unaudited pro forma statement of operations as a pro forma as of January 1, 2022.

•
Contingent transaction costs paid to third parties settled in SportsMap Common Stock at the Effective Time are considered equity issuance costs. Such shares of SportsMap Common Stock are presented in the figures for “SportsMap Advisors” in the ownership table included in Note 1.

The Company estimates total transaction costs of $15.4 million in the no additional redemptions scenario and total transaction costs of $13.7 million in the maximum redemptions scenario, of which $7.2 million and $8.9 million, respectively, would be cash settled and the remaining $6.5 million would be settled with the issuance of shares of SportsMap Common Stock at the Effective Time. The difference of $1.7 million of transaction costs between the no additional redemptions scenario and maximum redemptions scenario relates to additional incremental costs to be incurred in the maximum redemptions scenario related to excise tax and placement agent fees that are recorded as pro forma adjustments in Additional Paid in Capital.

SportsMap’s May 2023 loan is reflected as cash-in cash-out in the pro forma financial statements. In addition, the Company recognized $1.5 million of financing fees related to the transfer of SportsMap’s Founder Shares as consideration for the May 2023 loan.
The unaudited pro forma combined balance sheet as of March 31, 2023 and the unaudited pro forma combined statements of operations for the three months ended March 31, 2023 and for the year ended December 31, 2022, are based on the historical financial statements of ICI and SportsMap. The unaudited pro forma adjustments are based on information currently available, and assumptions and estimates underlying the unaudited pro forma adjustments are described in these Notes to the Unaudited Pro Forma Combined Financial Information. The unaudited combined pro forma financial information has been prepared in a manner consistent with the accounting policies of ICI and SportsMap. If the actual facts are different than these assumptions, then the amounts and shares outstanding in the unaudited pro forma combined financial information that follows will be different, and those changes could be material.
Note 3 — Loss per Share
Represents the net loss per share calculated using the historical weighted average shares outstanding, and the issuance of additional shares in connection with the Business Combination, assuming the shares were outstanding since January 1, 2022. As the Business Combination is being reflected as if it had occurred at the beginning of the period presented, the calculation of weighted average shares outstanding for basic and diluted net loss per share assumes that the shares issuable relating to the Business Combination have been outstanding for the entire period presented.
Following the Closing, the holders of ICI Common Stock will have the right to receive up to 2,400,000 Earnout Shares, issuable upon the occurrence of the certain triggering events described above in Note 1. Because the Earnout Shares are contingently issuable based upon the share price of New ICI Common Stock reaching specified thresholds that have not been achieved, the Earnout Shares have been excluded from basic and diluted pro forma net loss per share.
SportsMap Public Warrants and Private Warrants are excluded from the basic and diluted pro forma net loss since they are considered out of the money in terms of presentation of the unaudited combined pro forma financial statements.
ICI stock options are excluded from basic and diluted pro forma net loss per share since they are considered fully vested but not issued in terms of presentation of the unaudited combined pro forma financial statements.
The unaudited pro forma combined financial information has been prepared based on the following pro forma weighted average shares outstanding:
	For the Three Months Ended March 31, 2023
	No Additional Redemptions	Maximum Redemptions
Pro forma net (loss), Basic and Diluted	$(3,636)	$(3,636)
Basic and Diluted weighted average shares outstanding	14,589,095	14,200,443
Pro forma Basic and Diluted net (loss) Per Share	$(0.25)	$(0.26)
	For the Year Ended December 31, 2022
	No Additional Redemptions	Maximum Redemptions
Pro forma net (loss), Basic and Diluted	$(33,602)	$(33,602)
Basic and Diluted weighted average shares outstanding	14,589,095	14,200,443
Pro forma Basic and Diluted net (loss) Per Share	$(2.30)	$(2.37)

The net loss per share amounts exclude the anti-dilutive impact of the following securities:

Public Warrants	1,226,208
Private Warrants	506,250
Earnout Shares	2,400,000
Stock options	1,958,642
Total	4,132,458
The number of shares is based on the maximum number of shares issuable on exercise or conversion of the related securities as of the period end. Such amounts have not been adjusted for the treasury stock method or weighted average outstanding calculations as required if the securities were dilutive.
Note 4 — Unaudited Combined Pro Forma Balance Sheet Adjustments and Assumptions
A.   Reflects the redemption of 9,865,056 public shares of SportsMap Common Stock in connection with the special meeting of SportsMap Stockholders on April 14, 2023 at approximately $10.44 per share.
B.   Reflects the no additional redemptions scenario under which the marketable securities held in the Trust Account and interest earned in an amount of $17.2 million are transferred to cash and cash equivalents, and 1.6 million shares of SportsMap Common Stock subject to possible redemptions in an amount of $16.5 million are transferred to permanent equity.
C.   Represents the additional accrual by ICI of $1.6 million and SportsMap of $1.6 million of direct and incremental transaction costs incurred prior to, or concurrent with the Closing of the Business Combination related to law firms, bankers and accounting advisory fees which are charged to Additional Paid-in Capital in the no additional redemptions scenario.
D.   Represents the preliminary estimated payment of ICI and SportsMap direct, incremental and accrued transaction costs of $6.1 million incurred prior to, or concurrent with the Effective Time related to law firms, bankers and accounting advisory fees, and approximately $1.1 million related to audit and advisory costs in the no additional redemptions scenario.
E.   Reflects the reclassification of SportsMap deferred costs of $0.03 million related to the Business Combination to Additional Paid-in Capital.
F.   Reflects the maximum redemptions scenario under which 0.4 million shares are redeemed, the marketable securities held in the Trust Account in an amount of $12.4 million are transferred to cash and cash equivalents, and 1.2 million shares of SportsMap Common Stock subject to possible redemptions in an amount of $12.0 million are transferred to permanent equity.
G.   Represents the additional accrual by ICI of $1.6 million and SportsMap of $3.2 million of direct and incremental transaction costs incurred prior to, or concurrent with the Closing of the Business Combination related to law firms, bankers, accounting advisory fees, placement agent fee and excise tax in the maximum redemptions scenario.
H.   Represents the preliminary estimated payment of ICI and SportsMap direct and incremental, accrued transaction costs of $7.8 million incurred prior to, or concurrent with the Effective Time, and approximately $1.1 million related to audit and advisory costs in the maximum redemptions scenario.
I.   Reflects the payment of $1.0 million of an unsecured non-interest bearing promissory note with a related party to fund short-term working capital needs.
J.    Reflects the conversion of the Investors Convertible Notes with a fair value of $0.8 million into approximately 214,000 shares of ICI Class A Common Stock pursuant to the exchange rate effective immediately prior to the Effective Time.
K.   Reflects the reclassification of SportsMap historical retained losses of $0.3 million to Additional Paid-in Capital.

L.   Reflects the conversion of the ICI Shareholder Promissory Note of $18.5 million in May 31, 2023 into 1.8 million shares of ICI Class A Common Stock.
M.   Reflects the payment of $0.3 million on the Line of Credit with B1 Bank.
N.   Reflects the reclassification of deferred transaction costs to additional paid-in capital.
O.    Reflects the cash proceeds received from borrowings of $0.8 million related to the Investors Convertible Notes into shares of New ICI Class A Common Stock pursuant to the exchange rate effective immediately prior to the Effective Time.
The following table provides further detail on the pro forma Additional Paid-in Capital adjustments as of March 31, 2023:
	Assuming No Additional Redemptions		Assuming Maximum Redemptions
	Additional paid-in capital	Notes Reference	Additional paid-in capital	Notes Reference
SportsMap (Historical)	$1		$1
Infrared Cameras (Historical)	2,741		2,741
Pro Forma Adjustments
ICI incremental transaction costs	(1,550)	C	(1,550)	G
SportsMap incremental transaction costs and deferred costs	(1,582)	C,E	(3,242)	G,E
Reclassification retained earnings SportsMap	(348)	K	(348)	K
Release of restricted cash trust account	16,759	B	12,003	F
ICI shareholder promissory note	18,492	L	18,492	L
Investors convertible promissory notes	813	J	813	J
Deferred transaction costs . . . . . . . . . . . . . . . . . . . . . . .	(1,633)	N	(1,633)	N
Investors Convertible promissory note	875	O	875	O
Total Pro Forma Adjustments	31,826		25,410
Pro Forma Combined	$34,568		$28,152
The following table provides further detail on the pro forma combined Cash and Cash Equivalents adjustments as of March 31, 2023:
	Assuming No Additional Redemptions		Assuming Maximum Redemptions
	Cash	Notes Reference	Cash	Notes Reference
SportsMap (Historical)	$14		$14
Infrared Cameras (Historical)	79		79
Pro Forma Adjustments
ICI incremental transaction costs	(4,186)	D	(4,186)	H
SportsMap incremental transaction costs and deferred costs	(1,903)	D,E	(3,563)	H,E
Release of restricted cash trust account	17,219	B	12,463	F
Repayment of related party note	(1,000)	I	(1,000)	I
Payment LOC with B1 Bank	(300)	M	(300)	M
Investors Convertible promissory note	875	O	875	O
Total Pro Forma Adjustments	10,705		4,289
Pro Forma Combined	$10,798		$4,382

Note 5 — Unaudited Combined Pro Forma Statements of Operations Adjustments and Assumptions for the Three Months Ended March 31, 2023
A.   Reflects the elimination of interest expense of $0.05 million related to the ICI Shareholder Promissory Note and ICI’s line of credit.
B.   Reflects the elimination of SportsMap’s interest income of $1.3 million related to the Trust Account.
C.   No tax benefit is recognized as part of the pro forma adjustments.
Note 6 — Unaudited Combined Pro Forma Statements of Operations Adjustments and Assumptions for the Year Ended December 31, 2022
A.   Reflects the recognition of audit and advisory fees of $1.9 million.
B.   Reflects the recognition by ICI of $1.1 million of share-based compensation expense, related to the accelerated vesting of all outstanding stock options upon a change in control of ICI.
C.   Reflects earnout accrued compensation expense of $13.5 million as of January 1, 2022. The fair value of the Earnout compensation expense was estimated based on a Monte Carlo simulation. Pursuant to the conditions of the Earnout Shares, the share price and forecasted revenues were simulated over the Earnout term using a risk-free interest rate of 4.2%, peer equity volatility of 35.0%, and revenue volatility of 15.0%.
The change in the per share market price of New ICI Common Stock would have a respective proportional impact on the per share value of the contingent consideration. A 10% increase in the per share market price of New ICI Common Stock would cause the fair value of the earnout to increase by approximately $3.5 million. A 10% decrease in the per share market price of New ICI Common Stock would cause the fair value of the earnout to decrease by approximately $3.1 million.
D.   Reflects the elimination of interest expense of $0.1 million related to the ICI Shareholder Promissory Note and ICI’s line of credit.
E.   Reflects the recognition of SportsMap’s $1.5 million of finance fees as of January 1, 2022, related to the transfer of SportsMap Founder Shares as consideration for the May 2023 loan.
F.   Reflects the recognition of $0.7 million expense related to the Investors Convertible Promissory Notes converted into shares of New ICI Common Stock.
G.   Reflects the elimination of SportsMap’s interest income of $1.7 million related to the Trust Account.
H.   No tax benefit is recognized as part of the pro forma adjustments.

DESCRIPTION OF NEW ICI SECURITIES
As a result of the Business Combination, SportsMap Stockholders and ICI Stockholders who receive New ICI Common Stock in the Business Combination will become New ICI stockholders. Your rights as New ICI stockholders will be governed by the laws of the State of Delaware and New ICI’s Proposed Certificate of Incorporation. The following description of the material terms of New ICI’s securities, including the New ICI Common Stock to be issued in the Business Combination, reflects the anticipated state of affairs upon completion of the Business Combination. The terms of the warrants to purchase New ICI Common Stock will be governed by the terms of SportsMap’s warrant agreement, dated October 18, 2021, with Continental Stock Transfer & Trust Company. We urge you to read the applicable provisions of Delaware law and New ICI’s forms of Proposed Certificate of Incorporation and bylaws (which are included as annexes to this proxy statement), as well as the terms of the warrant agreement, carefully and in their entirety because they describe your rights as a holder of New ICI Common Stock and warrants.
General
New ICI’s purpose is to engage in any lawful act or activity for which corporations may be organized under the DGCL as it now exists or may hereafter be amended or supplemented. New ICI’s Proposed Certificate of Incorporation will authorize [           ] shares of common stock, $0.0001 par value per share, and [           ] shares of undesignated preferred stock, $0.0001 par value per share, the rights, preferences and privileges of which may be designated from time to time by our board of directors.
Common Stock
Dividend Rights
Subject to preferences that may apply to shares of preferred stock outstanding at the time, the holders of outstanding shares of New ICI Common Stock will be entitled to receive dividends out of funds legally available if New ICI’s board of directors, in its discretion, determines to issue dividends and only then at the times and in the amounts that New ICI’s board of directors may determine, and will share in any such dividends pro rata in proportion to the number of shares of common stock held by each such holder.
Liquidation
Subject to preferences that may apply to shares of preferred stock outstanding at the time, in the event New ICI is liquidated or dissolved, the holders of outstanding shares of New ICI Common Stock will be entitled to receive the net assets of New ICI legally available for distribution to stockholders after the payment of all debts and other liabilities of New ICI and after making provision for preferential and other amounts (if any) to which holders of shares of preferred stock outstanding at the time are entitled, and will share in any such distribution pro rata in proportion to the number of shares of common stock held by each such holder.
Voting Rights
The holders of New ICI Common Stock will be entitled to one vote per share on all matters submitted to a vote of the stockholders. The holders of New ICI common stock will not have cumulative voting rights.
No Preemptive or Similar Rights
New ICI Common Stock will not be entitled to preemptive rights and will not be subject to redemption or sinking fund provisions.
Preferred Stock
Upon consummation of the Business Combination and pursuant to the Proposed Certificate of Incorporation that will become effective upon the consummation of the Business Combination, the total authorized shares of preferred stock of New ICI will be [•] shares. Upon the consummation of the Business Combination, no shares of preferred stock will be issued or outstanding.

Under the Proposed Certificate of Incorporation, the New ICI Board will be authorized to issue shares of preferred stock in one or more series without stockholder approval. The New ICI Board has the discretion to determine the rights, designations, preferences, qualifications, limitations and restrictions of any series of preferred stock, including dividend rights, dividend rates, conversion rights, exchange rights, redemption privileges and prices, liquidation and dissolution preferences, and distribution rights. to the New ICI Board will also have discretion to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series of preferred stock. However, under the Proposed Certificate of Incorporation, the affirmative vote of the holders of a majority of the outstanding stock of New ICI entitled to vote thereon will be required to increase or decrease (but not below the number of shares of preferred stock then outstanding) the number of authorized shares of preferred stock.
The purpose of authorizing the New ICI Board to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing flexibility in connection with possible acquisitions, future financings and other corporate purposes, could have the effect of making it more difficult for a third party to acquire, or could discourage a third party from seeking to acquire, a majority of the outstanding voting stock. Additionally, the issuance of preferred stock may adversely affect the holders of common stock by restricting dividends on the common stock, diluting the voting power of the common stock or subordinating the liquidation rights of the common stock. As a result of these or other factors, the issuance of preferred stock could have an adverse impact on the market price of the common stock.
Anti-Takeover Provisions
The provisions of the DGCL, the Proposed Certificate of Incorporation and New ICI’s bylaws could have the effect of delaying, deferring or discouraging another person from acquiring control of New ICI. These provisions, which are summarized below, are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and encourage persons seeking to acquire control of New ICI to first negotiate with New ICI’s board of directors. SportsMap believes that the benefits of increased protection of our potential ability to negotiate with an unfriendly or unsolicited acquirer outweigh the disadvantages of discouraging a proposal to acquire New ICI because negotiation of these proposals could result in an improvement of their terms.
Section 203 of the DGCL
New ICI is subject to the provisions of Section 203 of the DGCL regulating corporate takeovers. In general, Section 203 prohibits a publicly held Delaware corporation from engaging in a “business combination” with an “interested stockholder” for a three-year period following the date that this stockholder becomes an interested stockholder, unless the business combination is approved in a prescribed manner. Under Section 203, a business combination between a corporation and an interested stockholder is prohibited unless it satisfies one of the following conditions:
•
before the stockholder became interested, the New ICI Board approved either the business combination or the transaction, which resulted in the stockholder becoming an interested stockholder;

•
upon consummation of the transaction, which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of New ICI outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding, shares owned by persons who are directors and also officers, and employee stock plans in some instances, but not the outstanding voting stock owned by the interested stockholder; or

•
at or after the time the stockholder became interested, the business combination was approved by our board and authorized at an annual or special meeting of the stockholders by the affirmative vote of at least two-thirds of the outstanding voting stock, which is not owned by the interested stockholder.

Section 203 defines a business combination to include:
•
any merger or consolidation involving the corporation and the interested stockholder;

•
any sale, transfer, lease, pledge or other disposition involving the interested stockholder of 10% or more of the assets of the corporation;

•
subject to exceptions, any transaction that results in the issuance of transfer by the corporation of any stock of the corporation to the interested stockholder;

•
subject to exceptions, any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation beneficially owned by the interested stockholder; and

•
the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

In general, Section 203 defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by the entity or person.
Authorized but Unissued Shares
The authorized but unissued shares of New ICI Common Stock and preferred stock are available for future issuance without stockholder approval, subject to any approvals required under the listing requirements of any stock exchange on which the New ICI Common Stock is listed or quoted. These additional shares may be used for a variety of corporate finance transactions, acquisitions and employee benefit plans. The existence of authorized but unissued and unreserved New ICI Common Stock and preferred stock could make more difficult or discourage an attempt to obtain control of New ICI by means of a proxy contest, tender offer, merger or otherwise.
Special Meetings of Stockholders; Stockholder Action
The Proposed Certificate of Incorporation provides that, subject to the rights of the holders of any preferred stock, special meetings of the stockholders may be called only by (i) the New ICI Board, (ii) the chairperson of the New ICI Board, or (iii) the chief executive officer or president of New ICI, and special meetings of stockholders may not be called by any other person or persons. The Proposed Certificate of Incorporation and the Proposed Bylaws also prohibit the conduct of any business at a special meeting other than as specified in the notice for such meeting. These provisions might delay the ability of stockholders to force consideration of a proposal or for stockholders controlling a majority of New ICI capital stock to take any action, including the removal of directors.
Advance Notice Requirements for Stockholder Proposals and Director Nominations
In addition, the Proposed Bylaws will establish an advance notice procedure for stockholder proposals to be brought before an annual meeting or special meeting of stockholders. Generally, in order for any matter to be “properly brought” before a meeting, the matter must be (a) specified in a notice of meeting given by or at the direction of the New ICI Board, (b) otherwise properly brought before the meeting by the New ICI Board or the Chairman of the New ICI Board, or (c) otherwise properly brought before the meeting by any stockholder present in person (x) who was a stockholder of record entitled to vote at such annual meeting on the date on which notice of the meeting was given pursuant to the Proposed Bylaws and on the record date for the determination of stockholders entitled vote at such meeting and is entitled to vote at such meeting, and (y) who complies with the notice procedures set forth in the Proposed Bylaws, or properly makes such proposal in accordance with Rule 14a-8 under the Exchange Act and the rules and regulations thereunder and complies with requirements of such rules for inclusion of the proposal in the proxy statement for the annual meeting. Further, for business to be properly brought before an annual meeting by a stockholder, the stockholder must provide timely notice thereof in proper written form to the Secretary of New ICI and the proposed business must be a proper matter for stockholder action. To be timely, a stockholder’s notice must be received by the Secretary of New ICI at the executive offices of New ICI not later than close of business on the 90th day nor earlier than the opening of business on the 120th day before the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than close of business on the 120th day before the annual meeting or, if later, not later than the later of (x) the close of business on the 90th day before the meeting and (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting was first made.
Stockholders at an annual meeting or special meeting may only consider proposals or nominations “properly brought” before such meeting by the New ICI Board or stockholders pursuant to the requirements described above. These provisions could have the effect of delaying stockholder actions that are favored by the holders of a majority of the outstanding voting securities until the next stockholder meeting.
Stockholder Action by Written Consent
Pursuant to Section 228 of the DGCL, any action required to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of our stock entitled to vote thereon were present and voted, unless the Proposed Certificate of Incorporation otherwise. The Proposed Certificate of Incorporation precludes stockholder action by written consent once New ICI ceases to qualify as a Controlled Company.
Amendment of Certificate of Incorporation and Bylaws
The Proposed Certificate of Incorporation further provides that the affirmative vote of the holders of at least two-thirds (66 and 2/3%) of the voting power of all of the then outstanding shares of voting stock of New ICI entitled to vote thereon, voting as a single class, is required to amend certain provisions of the Proposed Certificate of Incorporation, including, among other things, provisions relating to the New ICI Board’s ability to create and issue preferred stock, the size of the New ICI Board, the election and removal of directors, actions by stockholders, limitation of liability of directors, indemnification of directors and officers, and forum for stockholder actions and proceedings. The affirmative vote of holders of at least 66 2∕3% of the voting power of all of the then outstanding shares of voting stock of New ICI entitled to vote generally in an election of directors, voting as a single class, is required for stockholders to adopt, amend or repeal the bylaws of New ICI, although the bylaws may be adopted, amended or repealed by the New ICI Board.
Forum Selection
The Proposed Certificate of Incorporation will provide that, unless New ICI consents in writing to the selection of an alternative forum, the Delaware Chancery Court (or, in the event that the Chancery Court does not have jurisdiction, the federal district court for the District of Delaware or other state courts of the State of Delaware) will be the sole and exclusive forum for (1) any derivative action brought on behalf of New ICI, (2) any claim of breach of a fiduciary duty owed by any director or officer of New ICI to New ICI or to New ICI’s stockholders, (3) any action, suit or proceeding arising pursuant to any provision of the DGCL, the Proposed Certificate of Incorporation or the Proposed Bylaws (as either may be amended from time to time) or (4) any claim against New ICI governed by the internal affairs doctrine. The Proposed Certificate of Incorporation designates the federal district courts of the United States as the exclusive forum for the resolution of any complaint asserting a cause or causes of action arising under the Securities Act, The Proposed Certificate of Incorporation will provide that the foregoing forum selection provisions will not apply to any claim as to which the Delaware Chancery Court or the federal courts, as applicable, determines that there is an indispensable party not subject to the jurisdiction of such court (and the indispensable party does not consent to the personal jurisdiction of such court within ten days following such determination), or for which such court does not have subject matter jurisdiction. Notwithstanding the foregoing, the foregoing forum selection provisions shall not apply to any suits brought to enforce any liability or duty created by the Exchange Act, as amended, or any other claim for which the federal courts of the United States have exclusive jurisdiction.
Although New ICI believes this provision benefits New ICI by providing increased consistency in the application of Delaware law in the types of lawsuits to which it applies, a court may determine that this provision is unenforceable, and to the extent it is enforceable, the provision may have the effect of discouraging lawsuits against New ICI’s directors and officers, although New ICI stockholders will not be deemed to have waived New ICI’s compliance with federal securities laws and the rules and regulations thereunder.
Limitations on Liability and Indemnification of Officers of Directors
The Proposed Certificate of Incorporation and the Proposed Bylaws will provide indemnification and advancement of expenses for New ICI’s directors and officers to the fullest extent permitted by the applicable law, subject to certain limited exceptions. New ICI has entered into, or will enter into, indemnification agreements with each of its directors and officers. In some cases, the provisions of those indemnification agreements may be broader than the specific indemnification provisions contained under the applicable law. In addition, as permitted by applicable law, the Proposed Certificate of Incorporation will include provisions that eliminate the personal liability of directors for monetary damages resulting from breaches of certain fiduciary duties as a director. The effect of this provision is to restrict New ICI’s rights and the rights of New ICI’s stockholders in derivative suits to recover monetary damages against a director for breach of fiduciary duties as a director.
These provisions may be held not to be enforceable for violations of the federal securities laws of the United States.
Dissenters’ Rights of Appraisal and Payment
Under the DGCL, with certain exceptions, New ICI’s stockholders will have appraisal rights in connection with a merger or consolidation of New ICI. Pursuant to Section 262 of the DGCL, stockholders who properly demand and perfect appraisal rights in connection with such merger or consolidation will have the right to receive payment of the fair value of their shares as determined by the Delaware Court of Chancery.
Stockholders’ Derivative Actions
Under the DGCL, any of New ICI’s stockholders may bring an action in the company’s name to procure a judgment in its favor, also known as a derivative action, provided that the stockholder bringing the action is a holder of New ICI’s shares at the time of the transaction to which the action relates.
Transfer Agent and Registrar
The transfer agent and registrar for the SportsMap Common Stock is [           ]. The transfer agent’s address is [           ], and its telephone number is [           ].
Trading Symbol and Market
SportsMap has applied to list the New ICI Common Stock on Nasdaq under the symbol “         ”.

SECURITIES ACT RESTRICTIONS ON RESALE OF SPORTSMAP’S SECURITIES
Pursuant to Rule 144 under the Securities Act (“Rule 144”), a person who has beneficially owned restricted New ICI Common Stock for at least six months would be entitled to sell their securities provided that (i) such person is not deemed to have been an affiliate of New ICI at the time of, or at any time during the three months preceding, a sale and (ii) New ICI is subject to the Exchange Act periodic reporting requirements for at least three months before the sale and have filed all required reports under Section 13 or 15(d) of the Exchange Act during the twelve months (or such shorter period as New ICI was required to file reports) preceding the sale.
Persons who have beneficially owned restricted New ICI Common Stock shares for at least six months but who are affiliates of New ICI at the time of, or at any time during the three months preceding, a sale, would be subject to additional restrictions, by which such person would be entitled to sell within any three-month period only a number of securities that does not exceed the greater of:
•
1% of the total number of New ICI Common Stock then outstanding; or

•
the average weekly reported trading volume of the New ICI Common Stock during the four calendar weeks preceding the filing of a notice on Form 144 with respect to the sale.

Sales by affiliates of New ICI under Rule 144 are also limited by manner of sale provisions and notice requirements and to the availability of current public information about New ICI.
Restrictions on the Use of Rule 144 by Shell Companies or Former Shell Companies
Rule 144 is not available for the resale of securities initially issued by shell companies (other than business combination related shell companies) or issuers that have been at any time previously a shell company. However, Rule 144 also includes an important exception to this prohibition if the following conditions are met:
•
the issuer of the securities that was formerly a shell company has ceased to be a shell company;

•
the issuer of the securities is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act;

•
the issuer of the securities has filed all Exchange Act reports and material required to be filed, as applicable, during the preceding twelve months (or such shorter period that the issuer was required to file such reports and materials), other than Form 8-K reports; and

•
at least one year has elapsed from the time that the issuer filed current Form 10 type information with the SEC reflecting its status as an entity that is not a shell company.

We anticipate that following the consummation of the Business Combination, New ICI will no longer be a shell company, and as a result, once the conditions set forth in the exceptions listed above are satisfied, Rule 144 will become available for the resale of the above noted restricted securities.
As a result, it is anticipated that the Sponsor will be able to sell its SportsMap Common Stock and Warrants, and any shares of New ICI Common Stock received as a result thereof, as applicable, pursuant to Rule 144 without registration one year after we have completed our initial business combination.

BENEFICIAL OWNERSHIP
The following table sets forth information regarding the beneficial ownership of SportsMap Common Stock as of June [  ], 2023, by:
•
each person known by SportsMap to be the beneficial owner of more than 5% of our outstanding shares of SportsMap Common Stock;

•
each of SportsMap’s executive officers and directors that beneficially owns shares of SportsMap Common Stock; and

•
all SportsMap’s executive officers and directors as a group.

The Sponsor and SportsMap’s directors, officers, advisors or their affiliates may purchase shares of SportsMap Common Stock in privately negotiated transactions or in the open market either prior to or following the completion of the Business Combination, although they are under no obligation to do so and have no current plans to do so. Such a purchase may include a contractual acknowledgement that such stockholder, although still the record holder of such shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that the Sponsor and SportsMap’s directors, officers, advisors or their affiliates purchase shares in privately negotiated transactions from SportsMap Stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares. Any such transaction would be separately negotiated at the time of the transaction. The consideration for any such transaction would consist of cash and/or SportsMap Common Stock owned by the Sponsor and/or SportsMap’s directors, officers, advisors, or their affiliates. The purpose of such purchases could be to vote such shares in favor of the Business Combination and thereby increase the likelihood of obtaining stockholder approval of the Business Combination, or to satisfy the closing condition in the Business Combination Agreement that requires SportsMap to have a minimum amount of cash at the Closing. This may result in the completion of the Business Combination that may not otherwise have been possible.
In addition, if such purchases are made, the public “float” of SportsMap Common Stock and the number of beneficial holders of SportsMap securities may be reduced, possibly making it difficult for New ICI to obtain the quotation, listing or trading of its securities on a national securities exchange.
Unless otherwise indicated, SportsMap believes that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the SportsMap Warrants because such warrants are not exercisable within 60 days of the date of this proxy statement. In the table below, percentage ownership is based on 5,184,944 shares of SportsMap Common Stock as of June [  ], 2023.
Name and Address of Beneficial Owner(1)	Number of Shares of SportsMap Common Stock	Percentage of Outstanding SportsMap Common Stock(2)
SportsMap, LLC	2,680,000	51.7%
David Gow(3)	2,689,598	51.9%
Jacob Swain(4)	—	—
Lawson Gow(4)	—	—
David Graff(4)	—	—
Oliver Luck(4)	—	—
Reid Ryan(4)	—	—
Steve Webster(4)	20,000	*
All directors and officers (7 individuals) as a group	2,689,598	51.9%
Periscope Capital Inc.(5)	931,619	18.0%
Barclays PLC(6)	774,624	14.9%

*
Less than 1%.

(1)
Unless otherwise noted, the business address of each of the following entities or individuals is 5353 West Alabama, Suite 415 Houston, Texas 77056.

(2)
Based on 15,050,000 shares of SportsMap Common Stock outstanding.

(3)
Represents shares held by our sponsor. David Gow has voting and dispositive power over the shares held of record by our sponsor. David Gow disclaims any beneficial ownership of the shares held by our sponsor, except to the extent of his pecuniary interest therein.

(4)
Does not include any securities held by our sponsor, of which each person is a direct or indirect equity owner. Each such person disclaims beneficial ownership of the reported securities, except to the extent of his pecuniary interest therein.

(5)
Based solely on a Schedule 13G filed with the SEC on February 14, 2023 on behalf of Periscope Capital Inc. (“Periscope”), which is the beneficial owner of 791,819 shares of common stock, and acts as investment manager of, and exercises investment discretion with respect to, certain private investment funds (each, a “Periscope Fund”) that collectively directly own 139,800 shares of common stock. The filing of this statement should not be construed as an admission that Periscope is, for the purpose of Section 13 of the Act, the beneficial owner of the common stock owned by the Periscope Funds. The address of the principal business office of Periscope is 333 Bay Street, Suite 1240, Toronto, Ontario, Canada M5H 2R2.

(6)
Based solely on a Schedule 13G filed with the SEC on February 11, 2022 on behalf of Barclays PLC, Barclays Bank PLC, and Barclays Capital Inc. The securities being reported on by Barclays PLC, as a parent holding company, are owned, or may be deemed to be beneficially owned, by Barclays Bank PLC, a non-US banking institution registered with the Financial Conduct Authority authorized by the Prudential Regulation Authority and regulated by the Financial Conduct Authority and the Prudential Regulation Authority in the United Kingdom. Barclays Bank PLC, is a wholly-owned subsidiary of Barclays PLC. The address of the principal business office of Barclays PLC and Barclays Bank PLC is 1 Churchill Place, London, E14 5HP, England. The address of the principal business office of Barclays Capital Inc. is 745 Seventh Ave, New York, NY 10019.

The following table shows the beneficial ownership of New ICI Common Stock following the consummation of the Business Combination by:

•
each person known to New ICI who will beneficially own more than 5% of the New ICI Common Stock issued and outstanding immediately after the consummation of the Business Combination;

•
each person who will be a director or executive officer of New ICI upon consummation of the Business Combination; and

•
all of the executive officers and directors of New ICI as a group upon consummation of the Business Combination

In connection with a special meeting of SportsMap Stockholders, held on April 14, 2023, the SportsMap Stockholders elected to redeem 9,865,056 public shares of SportsMap Common Stock and to extend SportsMap’s business combination period monthly, for up to eight months, from April 20, 2023, ultimately until as late as December 20, 2023. As of June 30, 2023, SportsMap had 1,634,944 public shares of SportsMap Common Stock outstanding.
The expected beneficial ownership of New ICI Common Stock after the Business Combination, assuming no additional redemptions, has been determined based on the following: (i) no additional redemptions are made after the special meeting of SportsMap Stockholders in April 2023; (ii) 8,751,651 shares of New ICI Common Stock have been issued pursuant to the Business Combination Agreement; and (iii) there will be an aggregate of 14,589,095 shares of New ICI Common Stock issued and outstanding after the Closing.
The expected beneficial ownership of New ICI Common Stock after the Business Combination, assuming that the maximum number of public shares are redeemed has been determined based on the following: (i) holders of approximately 388,652 shares of SportsMap Common Stock exercise their redemption rights to receive cash from the Trust Account in exchange for their shares of SportsMap Common Stock (representing the estimated maximum number of shares of SportsMap Common Stock that can be redeemed in order for the condition in the Business Combination Agreement that the Aggregate Transaction Proceeds be at least $10.0 million to be satisfied); (ii) 8,751,651 shares of New ICI Common Stock have been issued pursuant to the Business Combination Agreement, and (iii) there will be an aggregate of 14,200,443 shares of New ICI Common Stock issued and outstanding after the Closing. The expected beneficial ownership percentages set forth below do take into account warrants that may be exercised commencing 30 days after the Closing.
If the actual facts are different than the assumptions set forth above, the share numbers and ownership percentages set forth above and below will be different.
Post-Business Combination
	Assuming No Additional Redemptions			Assuming Maximum Redemptions
Name and Address of Beneficial Owner	Number of Shares of New ICI Common Stock	Percentage of New ICI Common Stock		Number of Shares of New ICI Common Stock	Percentage of New ICI Common Stock
Expected Directors and Executive Officers of New ICI Immediately After Closing	—	—			—
Gary Strahan	[•]	[•]	—	[•]	[•]
Steven Winch	[•]	[•]		[•]	[•]
Peter Baird	[•]	[•]		[•]	[•]
[•]	[•]	[•]	—	[•]	[•]
[•]	[•]	[•]		[•]	[•]
David Gow	[•]	[•]	—	[•]	[•]
Reid Ryan	[•]	[•]	—	[•]	[•]
All directors and executive officers upon Closing as a group ([ ] individuals)	[•]	[•]		[•]	[•]
Expected Five Percent Holders of New ICI Immediately After Closing	—	—		—	—
SportsMap, LLC	[•]	[•]		[•]	[•]
[•]	[•]	[•]		[•]	[•]
[•]	[•]	[•]		[•]	[•]
[•]	[•]	[•]		[•]	[•]
[•]	[•]	[•]		[•]	[•]

*
Represents less than 1%

MANAGEMENT OF NEW ICI AFTER THE BUSINESS COMBINATION
References in this section to “we”, “our”, “us” and the “Company” generally refer to ICI and its consolidated subsidiaries, prior to the Business Combination and New ICI and its consolidated subsidiaries after giving effect to the Business Combination.
Management and Board of Directors
The following table sets forth the persons SportsMap and ICI anticipate will become the executive officers and directors of New ICI.
Name	Age	Position
Gary Strahan	64	Director Nominee and Chief Executive Officer
Steve Winch	51	Director Nominee and President
Peter Baird	57	Chief Financial Officer
Steve Guidry	65	General Counsel
David Gow	59	Director
Reid Ryan	50	Director
The New ICI Board is expected to be composed of [seven] directors, consisting of two SportsMap designees, three ICI designees and [two] “independent” directors.
Gary Strahan.   Upon the Closing, Gary Strahan will serve as a director and our Chief Executive Officer. Mr. Strahan has served as our Chief Executive Officer since our founding in 1995, using his experience in the infrared technology space and non-destructive testing (“NDT”) and other technologies to grow ICI’s business into the provider of high-resolution thermal sensing solutions it is today. Prior to starting ICI, Mr. Strahan worked at Mobil Oil from 1989 to 1994 as an Inspection Engineer, Inspection Manager and, eventually, Senior NDT Level III, during which time he established Mobil Oil’s NDT procedures. From 1994 to 1995, Mr. Strahan was a Mechanical Integrity Manager at Ameripol Synpol Corporation. Mr. Strahan was a Manufacturer’s Representative for Agema from 1995 to 1998. He was also a District Manager at FLIR Systems through its merger (now a subsidiary of Teledyne Technologies) in 1998 before leaving FLIR Systems Inc. in 2000 to work as a Manufacturer’s Representative of Mikron Infrared, Inc. until Mikron was purchased by LumaSense Technologies, Inc. in 2007. Mr. Strahan is a veteran of the U.S. Navy, where he was a Hull Technician and Diver. He is a Level III Certified Thermographer and attended Lamar University prior to joining the U.S. Navy. He attended UCSD after USN service. Mr. Strahan received certification as a mixed gas saturation diver from the College of Oceaneering and attended Don Boscoe Technical Institute where he was certified in multiple NDT methods including radiography, ultrasonics, magnetic particle, and liquid penetrant inspection from. Mr. Strahan is an Authorized Inspector for the NBBI and has had API and AWS certifications. He currently serves on the ASTM E-20 Committee and SPIE Thermosense Committee. Mr. Strahan is well qualified to serve on the New ICI Board due to having over 30 years of experience with infrared technology and NDT methods, including in his capacity as ICI’s Chief Executive Officer.
Steve Winch.   Upon the Closing, Steve Winch will serve as a director and our President. Mr. Winch has served as our president since May 2020. Since 2014, he has also been the Managing Partner of Villard Capital, LLC, a private equity firm focused on investments in technology and industrial sectors. Previously, Mr. Winch was a Managing Director at The Blackstone Group focused on private equity and special situations investing. At Blackstone, Mr. Winch sourced, evaluated, and executed direct investment opportunities in both private and public markets. Before Blackstone, Mr. Winch was a senior advisor to Cornwall Capital Management LP. Prior to that, Mr. Winch worked at Ripplewood Holdings LLC where he sourced, analyzed, and executed direct private equity investments in technology and industrial sectors. Previously, Mr. Winch was an Engagement Manager at McKinsey & Company working across a range of industries in the U.S., Europe, Asia, South America, and Australia. He began his career in the Mergers & Acquisitions group of Salomon Brothers Inc. He previously served on the board of directors of Keweenaw Land Association, Ltd. from April 2018 to December 2021. Mr. Winch received an A.B. from Duke University, where he graduated magna cum laude and was elected Phi Beta Kappa, as well as an M.B.A. with Distinction from Harvard Business School. He is a member of the Council on Foreign Relations. Mr. Winch is well qualified to serve on the New ICI Board due to his familiarity with ICI’s business and his extensive management experience.
Peter Baird.   Upon the Closing, Peter Baird will serve as our Chief Financial Officer. Since August 2020, Mr. Baird has served as our Chief Financial Officer, where he has established and managed a range of corporate functions from accounting, treasury and finance, among others. Prior to joining ICI, Mr. Baird worked at 91 Asset Management (formerly Investec Asset Management) as Head of African Private Equity from January 2017 to March 2020, and at Standard Chartered Bank as a Senior Managing Director and Head of African Private Equity from September 2011 to December 2016. In both of these roles he managed a team of professionals investing in and managing growth companies. Prior to this, Mr. Baird was a Principal at McKinsey & Company, where he worked from September 1995 to June 2006. During his investing career he has served on and/or chaired more than 25 corporate boards. He received a Bachelor of Arts degree with Honors in Economics and Political Science from Bates College, a Master of Arts degree in Quantitative Economics from the University of Cape Town, and a Master of Business Administration degree from the Stanford Graduate School of Business. At Stanford he was an Arjay Miller Scholar (top 10% of the class) and was also awarded certificates in Public Management and Global Management. Mr. Baird is also a Charted Financial Analyst.
Steve Guidry.   Upon the Closing, Steve Guidry will serve as our General Counsel. Mr. Guidry has served as our General Counsel since April 2020. Previously, Mr. Guidry was a solo practitioner at his own law firm from October 2013 to April 2020 and, prior to that, he was a partner at the law firm of Germer Gertz, LLP from April 2001 to October 2012. Mr. Guidry received an Associate of Applied Science and a Bachelor of Science in Industrial Engineering and Industrial Technology from Lamar University and a Juris Doctor degree from the University of Texas at Austin.
David Gow.   Upon the Closing, David Gow will continue to serve as our director. For Mr. Gow’s biographical information, please see “Information About SportsMap — Directors and Executive Officers.” Mr. Gow is well qualified to serve on the New ICI Board due to his corporate finance, general management and public company experience.
Reid Ryan.   Upon the Closing, Reid Ryan will continue to serve as our director. For Mr. Ryan’s biographical information, please see “Information About SportsMap — Directors and Executive Officers.” Mr. Ryan is well qualified to serve on the New ICI Board due to general management and sales and marketing experience.
Corporate Governance
We will structure our corporate governance in a manner SportsMap and ICI believe will closely align our interests with those of our shareholders following the Business Combination. Notable features of this corporate governance include:
•
we will have a majority of independent directors and independent director representation on our audit, compensation and nominating committees immediately following the consummation of the Business Combination, and our independent directors will meet regularly in executive sessions without the presence of our corporate officers or non-independent directors;

•
at least one of our directors will qualify as an “audit committee financial expert” as defined by the SEC; and

•
we will implement a range of other corporate governance practices, including implementing a robust director education program.

Classification of Board of Directors
[           ]
Independence of our Board of Directors
SportsMap currently expects that upon consummation of the Business Combination, [four of its seven] directors will be independent directors and New ICI’s Board will have an independent audit committee,

nominating committee and compensation committee. We anticipate that will be “independent directors,” as defined in Nasdaq listing standards and applicable SEC rules.
Board Committees
Audit Committee
Our audit committee will be responsible for, among other things:
•
appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm;

•
discussing with our independent registered public accounting firm their independence from management;

•
reviewing, with our independent registered public accounting firm, the scope and results of their audit;

•
approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

•
overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the annual financial statements that we file with the SEC;

•
overseeing our financial and accounting controls and compliance with legal and regulatory requirements;

•
reviewing our policies on risk assessment and risk management;

•
reviewing related person transactions; and

•
establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.

Upon consummation of the Business Combination, we anticipate that New ICI’s audit committee will consist of [•],[•], and [•], each of whom will qualify as independent directors according to the rules and regulations of the SEC and Nasdaq with respect to audit committee membership. In addition, all of the audit committee members will meet the requirements for financial literacy under applicable SEC and Nasdaq rules and will qualify as an “audit committee financial expert,” as such term is defined in Item 407(d) of Regulation S-K. New ICI’s Board will adopt a new written charter for the audit committee, which will be available on New ICI’s website after adoption. The reference to New ICI’s website address in this proxy statement does not include or incorporate by reference the information on New ICI’s website into this proxy statement.
Compensation Committee
Our compensation committee will be responsible for, among other things:
•
reviewing and approving the corporate goals and objectives, evaluating the performance of and reviewing and approving, (either alone or, if directed by the board of directors, in conjunction with a majority of the independent members of the board of directors) the compensation of our Chief Executive Officer;

•
overseeing an evaluation of the performance of and reviewing and setting or making recommendations to our board of directors regarding the compensation of our other executive officers;

•
reviewing and approving or making recommendations to our board of directors regarding our incentive compensation and equity-based plans, policies and programs;

•
reviewing and approving all employment agreement and severance arrangements for our executive officers;

•
making recommendations to our board of directors regarding the compensation of our directors; and

•
retaining and overseeing any compensation consultants.

Upon consummation of the Business Combination, we anticipate that New ICI’s compensation committee will consist of [•],[•] and [•], each of whom will qualify as independent directors according to the rules and regulations of the SEC and Nasdaq with respect to compensation committee membership, including the heightened independence standards for members of a compensation committee. New ICI’s Board will adopt a new written charter for the compensation committee, which will be available on New ICI’s website after adoption. The reference to New ICI’s website address in this proxy statement does not include or incorporate by reference the information on New ICI’s website into this proxy statement.
Nominating Committee
Our nominating committee will be responsible for, among other things:
•
identifying individuals qualified to become members of our board of directors, consistent with criteria approved by our board of directors;

•
overseeing succession planning for our Chief Executive Officer and other executive officers;

•
periodically reviewing our board of directors’ leadership structure and recommending any proposed changes to our board of directors;

•
overseeing an annual evaluation of the effectiveness of our board of directors and its committees; and

•
developing and recommending to our board of directors a set of corporate governance guidelines.

Upon consummation of the Business Combination, we anticipate that New ICI’s nominating committee will consist of [•],[•] and [•], each of whom will qualify as independent directors according to the rules and regulations of the SEC and Nasdaq with respect to nominating committee membership. New ICI’s Board will adopt a new written charter for the nominating committee, which will be available on New ICI’s website after adoption. The reference to New ICI’s website address in this proxy statement does not include or incorporate by reference the information on New ICI’s website into this proxy statement.
Risk Oversight
Our board of directors is responsible for overseeing our risk management process. Our board of directors focuses on our general risk management strategy, the most significant risks facing us, and oversees the implementation of risk mitigation strategies by management. Our audit committee is also responsible for discussing our policies with respect to risk assessment and risk management. Our board of directors believes its administration of its risk oversight function has not negatively affected our board of directors’ leadership structure.
Code of Ethics
New ICI’s board of directors will adopt a Code of Ethics applicable to our directors, executive officers and team members that complies with the rules and regulations of Nasdaq and the SEC. The Code of Ethics will be available on New ICI’s website. In addition, New ICI intends to post on the Corporate Governance section of its website all disclosures that are required by law or Nasdaq listing standards concerning any amendments to, or waivers from, any provision of the Code of Ethics. The reference to New ICI’s website address in this proxy statement does not include or incorporate by reference the information on New ICI’s website into this proxy statement.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
SportsMap
Prior to our IPO, we issued an aggregate of 2,875,000 SportsMap Founder Shares to the SportsMap Initial Stockholders for an aggregate purchase price of $25,000, or approximately $0.009 per share.
Subject to certain limited exceptions, the SportsMap Initial Stockholders have agreed not to transfer, assign or sell their SportsMap Founder Shares until six months after the date of the consummation of our initial business combination or earlier if, subsequent to our initial business combination, we consummate a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of our stockholders having the right to exchange their SportsMap Common Stock for cash, securities or other property.
The SportsMap Initial Stockholders purchased an aggregate of 675,000 Private Placement Units at a price of $10.00 per unit in a private placement that occurred simultaneously with the closing of our IPO. The SportsMap Initial Stockholders agreed not to transfer, assign or sell any of the Private Placement Units and underlying common stock until 30 days after the completion of our initial business combination.
We have entered into agreements with our officers and directors to provide contractual indemnification in addition to the indemnification provided for in our Current Certificate of Incorporation.
We are party to an administrative services agreement pursuant to which we pay Gow Media, LLC, a total of $10,000 per month for office space, utilities, secretarial support and other administrative and consulting services. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees. Accordingly, in the event the consummation of our initial business combination takes the maximum 18 months, we will pay a total of $180,000 ($10,000 per month) for office space, utilities, secretarial support and other administrative and consulting services. Gow Media, LLC pays Lawson Gow, who serves as our Chief Strategy Officer, approximately $100,000 per year in connection with services related to identifying and consummating the initial business combination.
Other than reimbursement of any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations, no compensation or fees of any kind, including finder’s fees, consulting fees or other similar compensation, has been or will be paid to our sponsor, officers or directors, or to any of their respective affiliates, prior to or with respect to our initial business combination (regardless of the type of transaction that it is). Our audit committee reviews on a quarterly basis all payments that were made to our sponsor, officers, directors or our or their affiliates and is responsible for reviewing and approving all related party transactions as defined under Item 404 of Regulation S-K, after reviewing each such transaction for potential conflicts of interests and other improprieties.
As of June 23, 2021, our sponsor advanced us, pursuant to a promissory note, a total of $50,025 used for a portion of the expenses of our IPO. The loan was, at the discretion of the sponsor, due on the earlier of February 28, 2022, the consummation of our IPO or the abandonment of our IPO. The promissory note was payable without interest. The promissory note was repaid out of the proceeds of our IPO available to us for payment of offering expenses.
In addition, in order to finance transaction costs in connection with an intended initial business combination, the SportsMap Initial Stockholders, our officers and directors and their affiliates may, but are not obligated to, loan us funds as may be required. Such loans would be evidenced by promissory notes. In the event that we are unable to consummate an initial business combination, we may use a portion of the offering proceeds held outside the Trust Account to repay such loaned amounts but no proceeds from our Trust Account would be used for such repayment. If we consummate an initial business combination, the notes would either be paid upon consummation of our initial business combination, without interest, or, at the lender’s discretion, up to $1,000,000 of the notes may be converted upon consummation of our business combination into additional Private Placement Units at a price of $10.00 per unit (which, for example, would result in the holders being issued 100,000 units if the full amount of notes are issued and converted). As of May 10, 2023, we are in the process of issuing such notes in an aggregate amount of $1,000,000 to the SportsMap Initial Stockholders, our officers and directors and their affiliates. As of May 10,

2023, we have received commitments and cash transfers from the SportsMap Initial Stockholders, our officers and directors and their affiliates in an amount of $950,000. Such issuance is expected to close in May 2023.
After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a meeting of stockholders held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.
All ongoing and future transactions between us and any member of our management team or his or her respective affiliates will be on terms believed by us at that time, based upon other similar arrangements known to us, to be no less favorable to us than are available from unaffiliated third parties. It is our intention to obtain estimates from unaffiliated third parties for similar goods or services to ascertain whether such transactions with affiliates are on terms that are no less favorable to us than are otherwise available from such unaffiliated third parties. If a transaction with an affiliated third party were found to be on terms less favorable to us than with an unaffiliated third party, we would not engage in such transaction.
We are not prohibited from pursuing an initial business combination with a company that is affiliated with the SportsMap Initial Stockholders, or our officers or directors. In the event we seek to complete our initial business combination with a target that is affiliated with the SportsMap Initial Stockholders, or our officers or directors, we, or a committee of independent directors, would obtain an opinion from an independent investment banking firm or another independent entity that commonly renders valuation opinions that our initial business combination is fair to our company (or stockholders) from a financial point of view.
We have entered into a registration rights agreement with respect to the SportsMap Founder Shares and Private Placement Units, among other securities.
Policy for Approval of Related Party Transactions
The audit committee of our board of directors has adopted a policy setting forth the policies and procedures for its review and approval or ratification of “related party transactions.” Pursuant to the policy, the audit committee will consider (i) the relevant facts and circumstances of each related party transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party, (ii) the extent of the related party’s interest in the transaction, (iii) whether the transaction contravenes our code of ethics or other policies, (iv) whether the audit committee believes the relationship underlying the transaction to be in the best interests of the company and its stockholders and (v) the effect that the transaction may have on a director’s status as an independent member of the board and on his or her eligibility to serve on the board’s committees. Management will present to the audit committee each proposed related party transaction, including all relevant facts and circumstances relating thereto. Under the policy, we may consummate related party transactions only if our audit committee approves or ratifies the transaction in accordance with the guidelines set forth in the policy. The policy will not permit any director or executive officer to participate in the discussion of, or decision concerning, a related person transaction in which he or she is the related party.
ICI
In this section, the “Company,” “we,” “us” and “our” generally refer to ICI in the present tense or New ICI from and after the Business Combination.
Promissory Notes
Shareholder Promissory Note
On July 14, 2020, the Company issued a promissory note to its majority shareholder and chief executive officer, Gary Strahan, in an amount of $29,718,000, representing the retained earnings of the

Company prior to July 15, 2020 (the “Shareholder Promissory Note”). The Shareholder Promissory Note bears interest at the rate of 0.45% per annum, with all principal and accrued interest due and payable in full on July 14, 2025.
The Shareholder Promissory Note is unsecured and was subordinate to the Credit Agreement. Principal and interest payments can be made by the Company in cash or in-kind prior to maturity so long as the Company is in compliance with the covenants under the Credit Agreement.
During the years ended December 31, 2022 and 2021 the Company made principal cash payments of $100,000 and $3,989,000, respectively. The Company received additional proceeds in the amount of $200,000 in November and December 2022.
On March 31, 2023, the principal outstanding balance was $18,247,000 and accrued unpaid interest were $245,000. On December 31, 2022, the principal outstanding balance was $18,347,000 and accrued unpaid interest were $224,000.
Interest expense for the three months ended March 31, 2023 and the year ended December 31, 2022 were $21,000 and $83,000, respectively. Interest expense is paid-in-kind.
On May 31, 2023, the Company completed the conversion of the outstanding principal and accrued and unpaid interests of the Shareholder Promissory Note of $18,504,000 into 142,207 shares of ICI Common Stock.
Related Party Promissory Note
On August 9, 2022, the Company borrowed $1,000,000 under an unsecured non-interest bearing promissory note with an immediate family member of Mr. Strahan to fund short-term working capital needs (the “Related Party Promissory Note”). The Related Party Promissory Note shall be payable in full on any future date on which the lender demands repayment and, if still outstanding, will be repaid in full in connection with the Business Combination.
Convertible Notes
From December 2022 through May 2023, ICI issued the unsecured convertible notes to several accredited private investors in an aggregate principal amount of $1,100,000. The convertible notes have a maturity date of 6 months from the effective date and bear a paid-in-kind interest rate of 10% per annum increasing to 12% effective on February 15, 2023. Of the $1,100,000 aggregate principal amount of the convertible Notes, $300,000 are held by related parties of SportsMap and ICI, including $100,000 held by David Gow, $50,000 held by Reid Ryan, $25,000 held by each of Peter Baird and Steven Winch and $100,000 held by an immediate family member of Reid Ryan.
In the event of and prior to the consummation of an initial public offering or de-SPAC transaction, the unpaid principal balance and accrued interest of the convertible notes shall be automatically converted into ICI Class A Common Stock at the imputed price per share of Common Stock of the initial public offering, discounted at 50%. In the event of and prior to the consummation of a de-SPAC transaction, merger, acquisition, reorganization or similar transaction, the unpaid principal balance and accrued interest shall be automatically converted into the equity value per share of the public company common stock, discounted at 50%.
On March 31, 2023, the principal outstanding balance was $1,100,000 and accrued unpaid interest was $27,000.
Compensation of Immediate Family Member of Gary Strahan
ICI employs two immediate family members of Mr. Strahan in non-executive officer positions. In the years ended December 31, 2022, 2021 and 2020, Mr. Strahan’s family members each received total compensation from ICI of less than $200,000 per year.

APPRAISAL RIGHTS
Holders of SportsMap Common Stock do not have appraisal rights in connection with the Business Combination under the DGCL.
MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following is a discussion of the material U.S. federal income tax considerations (i) to U.S. holders and Non-U.S. holders (each as defined below, and together, “holders”) of shares of SportsMap Common Stock that elect to have their SportsMap Common Stock redeemed for cash if the Business Combination is completed and (ii) to holders of shares of SportsMap Common Stock of the Merger. This discussion applies only to SportsMap Common Stock that is held as a “capital asset” for U.S. federal income tax purposes (generally, property held for investment). This discussion is limited to U.S. federal income tax considerations, and does not address estate or any gift tax considerations or considerations arising under the tax laws of any state, local or non-U.S. jurisdiction. This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and the different consequences that may apply if holders are subject to special rules under U.S. federal income tax law that apply to certain types of investors, such as:
•
financial institutions or financial services entities;

•
broker-dealers;

•
insurance companies;

•
dealers or traders subject to a mark-to-market method of accounting;

•
persons holding SportsMap Common Stock as part of a “straddle”, hedge, integrated transaction or similar transaction;

•
U.S. holders (as defined below) whose functional currency is not the U.S. dollar;

•
“specified foreign corporations” (including “controlled foreign corporations”), “passive foreign investment companies” and corporations that accumulate earnings to avoid U.S. federal income tax;

•
U.S. expatriates or former long-term residents of the United States;

•
governments or agencies or instrumentalities thereof;

•
regulated investment companies (RICs) or real estate investment trusts (REITs);

•
persons that directly, indirectly or constructively own five percent or more (by vote or value) of SportsMap Common Stock;

•
persons who received their shares of SportsMap Common Stock pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•
the Sponsor or its affiliates, officers or directors;

•
partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes); and

•
tax-exempt entities.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds SportsMap Common Stock, the U.S. federal income tax treatment of the partners in the partnership will generally depend on the status of the partners and the activities of the partnership. Partnerships (and entities or arrangements treated as partnerships) and their partners should consult their tax advisors with respect to the tax consequences to them of electing to have their SportsMap Common Stock redeemed for cash in connection with the Business Combination.
This discussion is based on the Code and administrative pronouncements, judicial decisions and final, temporary and proposed Treasury Regulations as of the date hereof, which are subject to change, possibly on a retroactive basis, and changes to any of which subsequent to the date of this proxy statement may affect the tax consequences described herein. This discussion does not address any aspect of state, local or non-U.S. taxation, or any U.S. federal taxes other than income taxes (such as gift and estate taxes).
We have not sought, and do not expect to seek, a ruling from the IRS as to any U.S. federal income tax consequence described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.
All holders are urged to consult their own tax advisors with respect to the application of U.S. federal tax laws to their particular situation, as well as any tax consequences arising under the laws of any state, local or non-U.S. jurisdiction.
Adoption of the Proposed Certificate of Incorporation
Holders of SportsMap Common Stock are not expected to recognize any gain or loss under U.S. federal income tax laws as a result of the adoption of the Proposed Certificate of Incorporation in connection with the Business Combination. It is expected that each such holder would have the same basis in its New ICI Common Stock after the adoption of the Proposed Certificate of Incorporation as that holder has in the corresponding SportsMap Common Stock immediately prior to the adoption of the Proposed Certificate of Incorporation, and such holder’s holding period in the New ICI Common Stock would include the holder’s holding period in the corresponding SportsMap Common Stock. Although the matter is not entirely clear, this discussion assumes, and we intend to take the position, that the adoption of the Proposed Certificate of Incorporation does not result in an exchange by the holders of SportsMap Common Stock for New ICI Common Stock for U.S. federal income tax purposes. If, contrary to this characterization, the adoption of the Proposed Certificate of Incorporation does result in an exchange, it is expected that such exchange would be treated as a recapitalization for U.S. federal income tax purposes. The consequences to holders of a recapitalization could be different than those discussed above. Each holder should consult its own tax advisor regarding the U.S. federal income tax consequences to it of the adoption of the Proposed Certificate of Incorporation in connection with the Business Combination.
The remainder of this discussion assumes that the adoption of the Proposed Certificate of Incorporation will not result in an exchange for U.S. federal income tax purposes.
Tax Consequences to Holders Electing to Exercise Redemption Rights
In the event that a holder’s shares of SportsMap Common Stock are redeemed, the treatment of the redemption for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of shares of SportsMap Common Stock under Section 302 of the Code. If the redemption qualifies as a sale of shares of SportsMap Common Stock, a U.S. holder (as defined below) will be treated as described below under the section entitled “— U.S. Holders — Taxation of Redemption Treated as a Sale of SportsMap Common Stock,” and a Non-U.S. holder (as defined below) will be treated as described under the section entitled “— Non-U.S. Holders — Taxation of Redemption Treated as a Sale of SportsMap Common Stock.” If the redemption does not qualify as a sale of shares of SportsMap Common Stock, a holder will be treated as receiving a corporate distribution with the tax consequences to a U.S. holder described below under the section entitled “— U.S. Holders — Taxation of Redemption Treated as a Distribution,” and the tax consequences to a Non-U.S. holder described below under the section entitled “— Non-U.S. Holder — Taxation of Redemption Treated as a Distribution.”
Whether a redemption of shares of SportsMap Common Stock qualifies for sale treatment will depend largely on the total number of shares of SportsMap Common Stock treated as held by the redeemed holder, and by certain entities or individuals related to the redeemed holder, before and after the redemption (including any stock constructively owned by the holder as a result of owning Private Placement Warrants or Public Warrants and any SportsMap Common Stock that a holder would directly or indirectly acquire pursuant to the Business Combination) relative to all SportsMap shares outstanding both before and after the redemption. The redemption of SportsMap Common Stock generally will be treated as a sale of SportsMap Common Stock (rather than as a corporate distribution) if the redemption (1) is “substantially disproportionate” with respect to the holder, (2) results in a “complete termination” of the holder’s interest in

SportsMap or (3) is “not essentially equivalent to a dividend” with respect to the holder. These tests are explained more fully below.
In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a holder takes into account not only shares of SportsMap stock actually owned by the holder, but also shares of SportsMap stock that are constructively owned by it under certain attribution rules set forth in the Code. A holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the holder has an interest or that have an interest in such holder, as well as any stock that the holder has a right to acquire by exercise of an option, which would generally include SportsMap Common Stock which could be acquired pursuant to the exercise of the Private Placement Warrants or the Public Warrants. Moreover, any SportsMap Common Stock that a holder directly or constructively acquires pursuant to the Business Combination generally should be included in determining the U.S. federal income tax treatment of the redemption.
In order to meet the substantially disproportionate test, the percentage of SportsMap outstanding voting stock actually and constructively owned by the holder immediately following the redemption of shares of SportsMap Common Stock must, among other requirements, be less than eighty percent (80%) of the percentage of SportsMap outstanding voting stock actually and constructively owned by the holder immediately before the redemption (taking into account both redemptions by other holders of SportsMap Common Stock and the SportsMap Common Stock to be issued pursuant to the Business Combination). There will be a complete termination of a holder’s interest if either (1) all of the shares of SportsMap Common Stock actually and constructively owned by the holder are redeemed or (2) all of the shares of SportsMap Common Stock actually owned by the holder are redeemed and the holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the holder does not constructively own any other shares of SportsMap Common Stock (including any stock constructively owned by the holder as a result of owning warrants). The redemption of SportsMap Common Stock will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation where such stockholder exercises no control over corporate affairs may constitute such a “meaningful reduction.”
If none of the foregoing tests is satisfied, then the redemption of shares of SportsMap Common Stock will be treated as a corporate distribution to the redeemed holder, the tax effects to such a U.S. holder will be as described below under the section entitled “U.S. Holders — Taxation of Redemption Treated as a Distribution,” and the tax effects to such a Non-U.S. holder will be as described below under the section entitled “Non-U.S. Holders — Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the holder in the redeemed SportsMap Common Stock will be added to the holder’s adjusted tax basis in its remaining stock, or, if it has none, to the holder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.
Each holder should consult with its own tax advisors as to the tax consequences of a redemption.
Tax Consequences to Holders of the Merger
On the basis of the representations of SportsMap and the Company, it is the opinion of ArentFox Schiff LLP that the Merger should qualify as a “reorganization” within the meaning of Section 368 of the Code, and the parties to the Business Combination Agreement have agreed to report the Meger in a manner consistent with such tax treatment to the extent permitted under applicable law. Such opinion is filed as Annex [  ] to the proxy statement and is based on customary assumptions, representations and covenants. There are many requirements that must be satisfied in order for Merger to qualify as a reorganization under Section 368(a) of the Code, some of which are based upon factual determinations, and others which are fundamental to corporate reorganizations. No ruling has been requested, nor is one intended to be requested, from the IRS as to the U.S. federal income tax consequences of the Merger. Consequently, no assurance can be given that the IRS will not assert, or that a court would not sustain, a position contrary to any of those set forth below.

However, because holders of shares of SportsMap Common Stock do not exchange their shares of SportsMap Common Stock in the Merger, holders of SportsMap Common Stock are not expected to recognize any gain or loss under U.S. federal income tax laws in the event the Merger fails to qualify as a “reorganization” within the meaning of Section 368 of the Code.
U.S. Holders
This section applies to you if you are a “U.S. holder.” A U.S. holder is a beneficial owner of SportsMap Common Stock who, or that, is, for U.S. federal income tax purposes:
•
an individual who is a citizen or resident of the United States;

•
a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia;

•
an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•
a trust if (i) a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more United States persons (as defined in the Code) have the authority to control all substantial decisions of such trust or (ii) it has a valid election in effect under Treasury Regulations to be treated as a United States person.

Taxation of Redemption Treated as a Distribution.   If a redemption of a U.S. holder’s shares of SportsMap Common Stock is treated as a corporate distribution, as discussed above under the section entitled “— Tax Consequences to Holders Electing to Exercise Redemption Rights,” the amount of cash received in the redemption generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from SportsMap’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of SportsMap’s current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in its shares of SportsMap Common Stock. Any remaining excess will be treated as gain realized on the sale of shares of SportsMap Common Stock and will be treated as described below under the section entitled “— U.S. Holders — Taxation of Redemption Treated as a Sale of SportsMap Common Stock.”
Dividends SportsMap pays to a U.S. holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends SportsMap pays to a non-corporate U.S. holder generally will constitute “qualified dividend income” that will be subject to tax at the maximum tax rate accorded to long-term capital gains. It is unclear whether the redemption rights with respect to the SportsMap Common Stock described in this proxy statement may prevent a U.S. holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.
Taxation of Redemption Treated as a Sale of SportsMap Common Stock.   If a redemption of a U.S. holder’s shares of SportsMap Common Stock is treated as a sale, as discussed above under the section entitled “— Tax Consequences to Holders Electing to Exercise Redemption Rights,” a U.S. holder generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received in the redemption and the U.S. holder’s adjusted tax basis in the shares of SportsMap Common Stock redeemed. A U.S. holder’s adjusted tax basis in its SportsMap Common Stock generally will equal the U.S. holder’s acquisition cost less any prior distributions paid to such U.S. holder with respect to its shares of SportsMap Common Stock treated as a return of capital. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period for the SportsMap Common Stock so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the SportsMap Common Stock described in this proxy statement may suspend the running of the applicable holding period for this purpose. Long-term capital gains recognized by non-corporate U.S. holders generally will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

U.S. holders who hold different blocks of SportsMap Common Stock (shares of SportsMap Common Stock purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.
Non-U.S. Holders
This section applies to you if you are a “Non-U.S. holder”. A Non-U.S. holder is a beneficial owner of SportsMap Common Stock who, or that, is, for U.S. federal income tax purposes:
•
a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

•
a foreign corporation; or

•
an estate or trust that is not a U.S. holder.

Taxation of Redemption Treated as a Distribution.   If a redemption of a Non-U.S. holder’s shares of SportsMap Common Stock is treated as a corporate distribution, as discussed above under the section entitled “— Tax Consequences to Holders Electing to Exercise Redemption Rights”, the amount of cash received in the redemption generally will constitute a dividend for U.S. federal income tax purposes to the extent paid out of SportsMap’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles) and, provided such dividend is not effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of thirty percent (30%), unless such Non-U.S. holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and timely provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or IRS Form W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. holder’s adjusted tax basis in its shares of SportsMap Common Stock redeemed and, to the extent such distribution exceeds the Non-U.S. holder’s adjusted tax basis, as gain realized on the sale of the SportsMap Common Stock, which will be treated as described below under the section entitled “— Non-U.S. Holders — Taxation of Redemption Treated as a Sale of SportsMap Common Stock.”
Because it may not be certain at the time a Non-U.S. holder is redeemed whether such Non-U.S. holder’s redemption will be treated as a sale of shares or a distribution constituting a dividend, and because such determination will depend in part on a Non-U.S. holder’s particular circumstances, we or the applicable withholding agent may not be able to determine whether (or to what extent) a Non-U.S. holder is treated as receiving a dividend for U.S. federal income tax purposes. Therefore, we or the applicable withholding agent may withhold tax at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty) on the gross amount of any consideration paid to a Non-U.S. holder in redemption of such Non-U.S. holder’s SportsMap Common Stock, unless (i) we or the applicable withholding agent have established special procedures allowing Non-U.S. holders to certify that they are exempt from such withholding tax and (ii) such Non-U.S. holders are able to certify that they meet the requirements of such exemption (e.g., because such Non-U.S. holders are not treated as receiving a dividend under the Section 302 tests described above under the section entitled “— Tax Consequences to Holders Electing to Exercise Redemption Rights”). However, there can be no assurance that we or any applicable withholding agent will establish such special certification procedures. If we or an applicable withholding agent withhold excess amounts from the amount payable to a Non-U.S. holder, such Non-U.S. holder generally may obtain a refund of any such excess amounts by timely filing an appropriate claim for refund with the IRS. Non-U.S. holders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances and any applicable procedures or certification requirements.
The withholding tax described above does not apply to dividends paid to a Non-U.S. holder who provides an IRS Form W-8ECI certifying that the dividends are effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the Non-U.S. holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A corporate Non-U.S. holder that is receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of thirty percent (30%) (or a lower applicable income tax treaty rate).

Taxation of Redemption Treated as a Sale of SportsMap Common Stock.   If a redemption of a Non-U.S. holder’s shares of SportsMap Common Stock is treated as a sale of SportsMap Common Stock, as discussed above under the section entitled “— Tax Consequences to Holders Electing to Exercise Redemption Rights”, subject to the discussions of FATCA (as defined below) and backup withholding below, a Non-U.S. holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized in connection with the redemption, unless:
•
the gain is effectively connected with the conduct of a trade or business by the Non-U.S. holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. holder);

•
such Non-U.S. holder is an individual who is present in the United States for 183 days or more during the taxable year in which the disposition takes place and certain other conditions are met; or

•
SportsMap is or has been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of redemption or the period that the Non-U.S. holder held SportsMap Common Stock and, in the case where shares of SportsMap Common Stock are regularly traded on an established securities market, the Non-U.S. holder has owned, directly or constructively, more than five percent (5%) of SportsMap Common Stock at any time within the shorter of the five-year period preceding the redemption or such Non-U.S. holder’s holding period for the shares of SportsMap Common Stock. There can be no assurance that SportsMap Common Stock is or has been treated as regularly traded on an established securities market for this purpose.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. holder were a U.S. resident. Any gains described in the first bullet point above of a corporate Non-U.S. holder may also be subject to an additional “branch profits tax” at a thirty percent (30%) rate (or a lower applicable income tax treaty rate). If the second bullet point applies to a Non-U.S. holder, such Non-U.S. holder generally will be subject to U.S. tax on such Non-U.S. holder’s net capital gain for such year (including any gain realized in connection with the redemption) at a tax rate of thirty percent (30%).
If the third bullet point above applies to a Non-U.S. holder, gain recognized by such holder in connection with the redemption will be subject to tax at generally applicable U.S. federal income tax rates. In addition, we may be required to withhold U.S. federal income tax at a rate of fifteen percent (15%) of the amount realized upon such redemption.
SportsMap believes that it is not, and has not been at any time since formation, a United States real property holding corporation and does not expect to be a United States real property holding corporation immediately after the Business Combination is completed. However, this is a factual determination, and there can be no assurance regarding New ICI’s future status as a United States real property holding corporation.
Information Reporting and Backup Withholding
Payments of cash as a result of a redemption of SportsMap Common Stock may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.
A Non-U.S. holder generally will eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.
Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a holder’s U.S. federal income tax liability, and a holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.
FATCA Withholding Taxes
Provisions under the Foreign Account Tax Compliance Act (“FATCA”) generally impose withholding of thirty percent (30%) on payments of dividends (including amounts treated as dividends received pursuant to a redemption of stock) on SportsMap Common Stock. Thirty percent (30%) withholding under FATCA was scheduled to apply to the gross proceeds of a disposition of any stock, debt instrument, or other property that can produce U.S.-source dividends or interest beginning on January 1, 2019, but on December 13, 2018, the IRS released proposed regulations that, if finalized in their proposed form, would eliminate the obligation to withhold on gross proceeds. Although these proposed Treasury Regulations are not final, taxpayers generally may rely on them until final Treasury Regulations are issued.
In general, no such withholding will be required with respect to a U.S. holder or an individual Non-U.S. holder that timely provides the certifications required on a valid IRS Form W-9 or a valid IRS Form W-8, respectively. Holders potentially subject to withholding include “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied, or an exemption applies (typically certified as to by the delivery of a properly completed IRS Form W-8BEN-E). If FATCA withholding is imposed, a beneficial owner that is not a foreign financial institution generally will be entitled to a refund of any amounts withheld by filing a U.S. federal income tax return (which may entail significant administrative burden). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Non-U.S. holders should consult their tax advisors regarding the effects of FATCA on a redemption of SportsMap Common Stock.

ADDITIONAL INFORMATION
Submission of Future Stockholder Proposals
The SportsMap Board is aware of no other matter that may be brought before the Special Meeting. Under Delaware law, only business that is specified in the notice of special meeting to stockholders may be transacted at the Special Meeting.
In light of the timing of the Special Meeting for the Business Combination, SportsMap and ICI do not expect New ICI to hold a separate 2023 annual meeting of stockholders. Alternatively, if by July 20, 2023 (as extended, ultimately until as late as December 20, 2023), SportsMap does not consummate a business combination, or further amend the Current Certificate of Incorporation to extend the date by which it must consummate an initial business combination in accordance with the terms thereof, SportsMap is required to begin the dissolution process provided for in the Current Certificate of Incorporation. SportsMap will be liquidated as soon as practicable following such dissolution and will conduct no annual meetings thereafter.
Stockholder Communications and Delivery Of Documents To Stockholders
Shareholders and interested parties may communicate with the SportsMap Board, any committee chairperson or the non-management directors as a group by writing to the board or committee chairperson in care SportsMap Acquisition Corp., 5353 West Alabama, Suite 415, Houston, Texas 77056. Following the Business Combination, such communications should be sent in care of Infrared Cameras Holdings, Inc., 2105 W Cardinal Drive, Beaumont, Texas 77705. Each communication will be forwarded, depending on the subject matter, to the board of directors, the appropriate committee chairperson or all non-management directors.
Transfer Agent; Warrant Agent; Rights Agent and Registrar
The registrar and transfer agent for the shares of common stock of SportsMap and New ICI and the warrant agent for SportsMap’s warrants is Continental Stock Transfer & Trust Company. SportsMap has agreed to indemnify Continental Stock Transfer & Trust Company in its roles as transfer agent, warrant agent, and rights agent against all liabilities, including judgments, costs and reasonable counsel fees that may arise out of acts performed or omitted for its activities in that capacity, except for any liability due to any gross negligence, willful misconduct or bad faith of the indemnified person or entity.
Householding Information
Pursuant to the rules of the SEC, SportsMap and services that it employs to deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of each of SportsMap’s annual report to stockholders and SportsMap’s proxy statement. Upon written or oral request, SportsMap will deliver a separate copy of the annual report and/or proxy statement to any stockholder at a shared address to which a single copy of each document was delivered and who wishes to receive separate copies of such documents. Stockholders receiving multiple copies of such documents may likewise request that SportsMap deliver single copies of such documents in the future. Stockholders receiving multiple copies of such documents may request that SportsMap deliver single copies of such documents in the future. Stockholders may notify SportsMap of their requests by calling or writing SportsMap at its principal executive offices at 5353 WEST ALABAMA, SUITE 415, HOUSTON, TEXAS 77056 or (713) 479-5302.
WHERE YOU CAN FIND MORE INFORMATION
SportsMap files annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read SportsMap’s SEC filings, including this proxy statement, on the internet at the SEC’s website at http://www.sec.gov.
All documents subsequently filed by SportsMap pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the date on which the Special Meeting is held, shall be deemed to be incorporated by reference into this proxy statement.

If you would like additional copies of this proxy statement or if you have questions about the Business Combination or the proposals to be presented at the Special Meeting, you should contact us by telephone or in writing:
SportsMap Tech Acquisition Corp.
Attn: David Gow
5353 WEST ALABAMA, SUITE 415
HOUSTON, TEXAS 77056
(713) 479-5302
You may also obtain these documents by requesting them in writing or by telephone from SportsMap’s proxy solicitation agent at the following address, telephone number and email:
[           ]
If you are a stockholder of SportsMap and would like to request documents, please do so by [•], 2023, to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.
All information in this proxy statement relating to SportsMap has been supplied by SportsMap, and all such information relating to ICI has been supplied by ICI. Information provided by either SportsMap or ICI does not constitute any representation, estimate or projection of any other party.
ICI does not file any annual, quarterly and current reports, proxy statements and other information with the SEC.
None of SportsMap, Merger Sub or ICI has authorized anyone to give any information or make any representation about the Business Combination or their companies that is different from, or in addition to, that contained in this proxy statement or in any of the materials that have been incorporated in this proxy statement.
Therefore, if anyone does give you information of such nature, you should not rely on it. If you are in a jurisdiction where offers to exchange or sell, or solicitations of offers to exchange or purchase, the securities offered by this proxy statement or the solicitation of proxies is unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the offer presented in this proxy statement does not extend to you.
The information contained in this proxy statement speaks only as of the date of this proxy statement unless the information specifically indicates that another date applies.

Unaudited Interim Financial Statements
Unaudited Condensed Consolidated Balance Sheets as of March 31, 2023 and December 31, 2022	F-27
Unaudited Condensed Consolidated Statements of Operations for the Three Months Ended March 31, 2023 and 2022	F-28
Unaudited Condensed Consolidated Statements of Changes in Shareholders’ Equity for the Three Months Ended March 31, 2023 and 2022	F-29
Unaudited Condensed Consolidated Statements of Cash Flows for the Three Months Ended March 31, 2023 and 2022	F-30
Notes to Condensed Consolidated Financial Statements	F-31 – F-39
SPORTSMAP TECH ACQUISITION CORP.
Audited Financial Statements
Report of Independent Registered Public Accounting Firm (PCAOB ID Number 688)	F-40
Balance Sheets as of December 31, 2022 and 2021	F-41
Statement of Operations for the year ended December 31, 2022 and for the Period from May 14, 2021 (inception) through December 31, 2022	F-42
Statement of Changes of Stockholders’ Equity for the year ended December 31, 2022 and for the Period from May 14, 2021 (inception) through December 31, 2021	F-43
Statement of Cash Flows for the year ended December 31, 2022 and for the Period from May 14, 2021 (inception) through December 31, 2022	F-44
Notes to Financial Statements	F-45
Unaudited Interim Financial Statements
Condensed Balance Sheets as of March 31, 2023 (Unaudited) and December 31, 2022	F-61
Unaudited Condensed Statements of Operations for the three months ended March 31, 2023 and 2022	F-62
Unaudited Condensed Statements of Changes in Stockholders’ (Deficit) Equity for the three months ended March 31, 2023 and 2022	F-63
Unaudited Condensed Statements of Cash Flows for the three months ended March 31, 2023 and 2022	F-64
Notes to Unaudited Condensed Financial Statements	F-65

INFRARED CAMERAS HOLDINGS, INC.
CONSOLIDATED FINANCIAL STATEMENTS
As of March 31, 2023 and December 31, 2022, and for the Three Months Ended March 31, 2023 and 2022

Infrared Cameras Holdings, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Infrared Cameras Holdings, Inc.
Opinion on the Financial Statements
We have audited the accompanying consolidated balance sheets of Infrared Cameras Holdings, Inc. (the “Company”) as of December 31, 2022 and 2021, the related consolidated statements of operations, statements of changes in shareholders’ equity, and statements of cash flows for each of the two years in the period ended December 31, 2022, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Houston, TX
May 9, 2023
We have served as the Company’s auditor since 2021.

Infrared Cameras Holdings, Inc.
Consolidated Balance Sheets
(Amounts in thousands of U.S. dollars, except share and per share data)
	As of December 31,
	2022	2021
Assets
Current assets
Cash and cash equivalents	$654	$3,374
Trade accounts receivable, net of allowances of $290 and $145, respectively	1,508	1,451
Inventories, net	9,634	11,296
Income taxes receivable	58	1,703
Other current assets	3,075	4,381
Total current assets	14,929	22,205
Property, plant and equipment, net	2,426	1,387
Right-of-use assets, net	103	—
Deferred tax assets, net	—	1,110
Other noncurrent assets	3	2
Total assets	$17,461	$24,704
Liabilities and shareholders’ equity
Current liabilities
Trade accounts payable	$1,360	$899
Income taxes payable	511	—
Accrued expense	2,564	667
Sales tax payable	—	74
Contract liabilities	287	75
Customer prepayments	197	65
Warranty reserve	27	99
Convertible note	950	—
Related party promissory note	1,000	—
Right-of-use liabilities, current	103	—
Total current liabilities	6,999	1,879
Shareholder promissory note	18,571	18,388
Contract liabilities, noncurrent	10	—
Deferred tax liabilities, net	90	—
Total liabilities	$25,670	$20,267
Commitments and contingencies (Note 14)
Shareholders’ equity (deficit)
Preferred Stock, $0.001 par value, 200,000 shares authorized as of December 31, 2022 and 2021 and no shares issued or outstanding as of December 31, 2022 and 2021.	—	—
Class A Common stock, $0.001 par value; 750,000 shares authorized as of December 31, 2022 and 2021 and 514,946 shares issued and outstanding as of December 31, 2022 and 2021.	—	—
Class B Non-Voting Common Stock, $0.001 par value, 149,747 shares authorized as of December 31, 2022 and 2021 and no shares issued or outstanding as of December 31, 2022 and 2021	—	—
Additional paid-in capital	2,654	2,010
Retained earnings (accumulated deficit)	(10,863)	2,427
Total shareholders’ equity (deficit)	(8,209)	4,437
Total liabilities and shareholders’ equity	$17,461	$24,704
The accompanying notes are an integral part of these consolidated financial statements.

Infrared Cameras Holdings, Inc.
Consolidated Statements of Operations
(Amounts in thousands of U.S. dollars, except share and per share data)
	Year Ended December 31,
	2022	2021
Revenue, net	$7,268	$28,786
Cost of goods sold (exclusive of depreciation)	4,964	10,282
Operating expenses:
Selling, general and administrative	13,606	14,120
Depreciation	561	318
Casualty losses, net of recoveries	155	—
Total operating expenses	14,322	14,438
Operating (loss) income	(12,018)	4,066
Interest expense	32	226
Interest expense, related parties	83	89
Other (income) expenses, net	(48)	320
(Loss) income before income taxes	(12,085)	3,431
Income tax expense	1,205	1,118
Net (loss) income	$(13,290)	$2,313
Weighted-average shares outstanding, basic and diluted
Basic	514,946	509,461
Diluted	514,946	584,144
Net (loss) income per share, basic and diluted
Basic	(25.81)	4.54
Diluted	(25.81)	3.96
The accompanying notes are an integral part of these consolidated financial statements.

Infrared Cameras Holdings, Inc.
Consolidated Statements of Changes in Shareholders’ Equity
(Amounts in thousands of U.S. dollars, except share data)
	Class A Common Stock		Additional Paid- In Capital	Retained Earnings (Deficit)	Total Shareholders’ Equity (Deficit)
	Shares	Amount
Balance at January 1, 2021	504,953	$—	$1,038	$166	$1,204
Net income	—	—	—	2,313	2,313
Distribution to shareholders	—	—	—	(52)	(52)
Issuance of common stock	9,993	—	—	—	—
Share-based compensation	—	—	972	—	972
Balance at December 31, 2021	514,946	$—	$2,010	$2,427	$4,437
Net loss	—	—	—	(13,290)	(13,290)
Share-based compensation	—	—	644	—	644
Balance at December 31, 2022	514,946	$—	$2,654	$(10,863)	$(8,209)
The accompanying notes are an integral part of these consolidated financial statements.

Infrared Cameras Holdings, Inc.
Consolidated Statements of Cash Flows
(Amounts in thousands of U.S. dollars)
	Year Ended December 31,
	2022	2021
Operating Activities
Net (loss) income	$(13,290)	$2,313
Adjustments to reconcile net (loss) income to net cash: (used in) provided by operating activities
Depreciation	561	318
Allowance for doubtful accounts	158	45
Inventories impairment	—	710
Non-cash lease expense	102	—
Inventory casualty losses	1,376	—
Property, plant and equipment impairment	—	54
Deferred income tax expense (benefit)	1,200	(505)
Share-based compensation	644	972
Non-cash PIK interest	83	—
Increase (decrease) in cash resulting from changes in:
Trade accounts receivable	(211)	5,254
Inventories	284	298
Other current assets	1,306	1,262
Other noncurrent assets	(1)	—
Trade accounts payable	461	775
Sales tax payable	(74)	(3,027)
Income taxes payable	511	(1,478)
Income taxes receivable	1,645	(1,703)
Contract liability	212	(844)
Customer prepayments	132	(100)
Warranty reserve	(72)	(83)
Right of use liabilities	(105)	—
Accrued expenses	1,897	152
Other liabilities	11	—
Net cash (used in) provided by operating activities	(3,170)	4,413
Investing Activities
Capital expenditures	(1,600)	(1,414)
Net cash used in investing activities	(1,600)	(1,414)
Financing Activities
Borrowings under line of credit	1,400	2,000
Repayments of line of credit	(1,400)	(2,000)
Proceeds from related party promissory note	1,000	—
Proceeds from shareholder promissory note	200	—
Repayments on shareholder promissory note	(100)	(3,989)
Proceeds from convertible note	950	—
Distributions to shareholder	—	(53)
Net cash (used in) provided by financing activities	2,050	(4,042)
Net decrease in cash and cash equivalents	(2,720)	(1,043)
Cash and cash equivalents, beginning of year	3,374	4,417
Cash and cash equivalents, end of the year	$654	$3,374
Supplemental cash flow information
Interest paid	$29	$2
Income taxes paid	33	4,617
The accompanying notes are an integral part of these consolidated financial statements.

Infrared Cameras Holdings, Inc.
Notes to Consolidated Financial Statements
(Dollars in thousands)
Note 1 — Organization and Business Operations
Infrared Cameras Holdings, Inc. (“ICI”, “the Company”, “we” or “our”) and its wholly owned subsidiaries (Infrared Cameras Inc., Digatherm LLC. and Infrared Inspection LLC.) manufacture and distribute infrared camera systems (hardware and software) for thermographic use in a variety of industrial applications. The Company also provides software and services, including training, calibration, and repairs for its customers. Most of the Company’s customers are in the United States and operate in the oil and gas, distribution and logistics, manufacturing, and utility sectors.
The Company is domiciled in Delaware and is a C corporation for tax purposes.
Business Combination Agreement
On December 5, 2022, SportsMap Tech Acquisition Corp., a Delaware corporation (“SportsMap”), entered into a Business Combination Agreement, by and among SportsMap, the Company, and ICH Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of SportsMap (“Merger Sub”), by which Merger Sub will merge with and into the Company (the “Merger”) with the Company surviving the Merger as a wholly-owned subsidiary of SportsMap (the “Surviving Company”) subject to conditions discussed below.
The Business Combination is expected to close following the receipt of the required approval of SportsMap’s stockholders and the fulfillment or waiver (if permitted by applicable law) of other customary closing conditions.
Note 2 — Summary of Significant Accounting Policies
Basis of Presentation
The accompanying consolidated financial statements are presented in U.S. dollars in conformity with accounting principles generally accepted in the United States (“U.S. GAAP”) and pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”).
Principles of Consolidation
The Company’s consolidated financial statements include the accounts of the Company and its subsidiaries. Intercompany accounts and transactions have been eliminated in consolidation. There are no items of comprehensive income.
Use of Estimates
The preparation of consolidated financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect the reported amounts and disclosures of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Estimates are adjusted to reflect actual experience when necessary. Significant estimates reflected in these consolidated financial statements include, but are not limited to revenue recognition, useful life of fixed assets, allowance for doubtful accounts receivable, capitalization of internal-use software, share-based compensation, estimation of contingencies and estimation of income taxes. The Company assesses estimates on an ongoing basis, however, actual results could materially differ from those estimates.
Segments and geographical information
Segments are defined as components of an enterprise for which separate financial information is evaluated regularly by the chief operating decision maker (“CODM”) to allocate resources and assess performance. The CODM reviews financial information presented on a consolidated basis for the purposes of allocating resources and evaluating financial performance. Accordingly, the Company operates and manages its business as one operating segment.
The following table summarizes revenue based upon the customers country of origin:
	2022	2021
United States	$5,813	$26,501
International	1,455	2,285
Total revenue, net	$7,268	$28,786
The Company holds 100% of its assets within the United Sates.
Revenue Recognition
Revenue is accounted for under ASC 606, Revenue from Contracts with Customers through the following steps:
•
Identify the contract with a customer;

•
Identify the performance obligations in the contract;

•
Determine the transaction price;

•
Allocate the transaction price to performance obligations in the contract; and

•
Recognize revenue when or as the Company satisfies a performance obligation.

Revenue is recognized net of allowances for returns and any sales taxes collected from customers.
Revenue Sources
The Company’s revenues are derived from multiple sources. The following are descriptions of principal revenue generating activities.
—
Product Sales

The Company recognizes revenue from product sales at point of time, at the amount to which it expects to be entitled when control of the products is transferred to its customers. Control is transferred at Free On Board (“FOB”) Destination. Payment for products is collected within 30 – 90 days following transfer of control. Products sales are considered one performance obligation.
—
Software as a Service (“SaaS”) and Related Services

The Company sells SaaS subscriptions that comprise access to the cloud platform and technical support and upgrades of the software.
The software license is accounted as service obligation. The access to the cloud platform has standalone functionality and represents one performance obligation, and the technical support and upgrades of the software are considered distinct one of each other, are not considered critical for the functionality of the software and are considered a separate stand ready performance obligation.
The Company’s SaaS subscriptions services are generally contracted for a period of 12 – 36 months. Annual subscription payments are made in advance, are initially recognized as customer prepayments and revenue is recognized ratably over the subscription period.
—
Ancillary Services

Ancillary services derived from the calibration of infrared cameras, maintenance and training are recognized at a point in time when service is provided to the customer.
Shipping and Handling
Shipping and handling costs associated with outbound freight are accounted for as a fulfillment cost and included in cost of goods sold as incurred.

Transaction Price Allocated to Performance Obligations
The Company allocates the transaction price to each performance obligation identified in the contract on a relative stand-alone selling price (SSP) basis.
Contract Liabilities and Customer Prepayments
Contract liabilities include billed and unbilled amounts resulting from in-transit shipments.
Customer prepayments mainly consist of advances from customers related to products and SaaS subscriptions, as well as repair and service agreements, for which the Company has not yet recognized revenue.
Product Warranties
The Company provides a warranty for the repair or replacement of any defective products within one year of purchase. Estimated future warranty costs are accrued and charged to cost of goods sold in the period that the related revenue is recognized. These estimates are derived from historical data and trends of product reliability and costs of repairing and replacing defective products.
Accounts Receivable
Accounts receivable are stated at net realizable value. The allowance for doubtful accounts is determined through an evaluation of the aging of the Company’s accounts receivable balances, and considers such factors as the customer’s creditworthiness, the customer’s payment history and current economic conditions. A provision is recognized to bad debt expense and the allowance for doubtful accounts for accounts determined to be uncollectible. Bad debt written-off and any recovery of bad debt write-off is applied to the allowance for doubtful accounts.
Customer Concentration
For the year ended December 31, 2022, two customers accounted for 21% and 10%, respectively of accounts receivables and two customers accounted for 11% and 6%, respectively of revenue.
For the year ended December 31, 2021, two customers accounted for 13% and 12%, respectively of accounts receivables and two customers accounted for 46% and 20%, respectively of revenue.
Cash, Cash Equivalents and Restricted Cash
The Company considers all highly liquid investments with a maturity of three months or less at the time of purchase to be cash equivalents. The carrying values of cash and cash equivalents approximate their fair values due to the short-term nature of these instruments. Cash in the Company’s bank accounts may exceed federally insured limits. Restricted cash, if any, represents amounts that the Company is unable to access for operational purposes. As of December 31, 2022 and 2021, the Company had no restricted cash.
Inventories
Inventories are carried at the lower of cost or net realizable value and primarily consist of infrared cameras and various other components and parts. The Company accounts for inventory using the weighted average cost method. Inventory is evaluated and adjusted for excess or obsolete quantities when conditions exist to indicate that inventories are likely to be in excess of anticipated demand or are obsolete based upon the Company’s assumptions about future demand for its products. No allowance for inventory obsolescence was recorded as of December 31, 2022. The Company recorded an allowance for inventory obsolescence in the amount of $382 as of December 31, 2021. For the year ended December 31, 2022 no impairment was recognized in inventories and for the year ended December 31, 2021 the Company recognized impairment of inventories in an amount $710 to cost of goods sold.
On October 8, 2022, the Company incurred a casualty loss of $1,376 related to a flood in the Beaumont warehouse. This amount is offset by insurance recoveries of $1,221, resulting in a net $155 of casualty losses, net of recoveries presented on the consolidated statement of operations. Of the $1,221 in insurance recoveries, $225 was received in cash in December 2022 and the remaining $996 is included as other current assets on the consolidated balance sheet.
Property, Plant and Equipment
Property, plant, and equipment is recorded at cost and is depreciated on the straight-line basis over their estimated useful lives. Upon retirement or sale, the cost of assets disposed, and the related accumulated depreciation are removed from the accounts and any resulting gain or loss is credited or charged to operating income (loss). Expenditures for major additions and improvements are capitalized and minor replacements, maintenance, and repairs are charged to expense as incurred.
All property, plant, and equipment is depreciated (to the extent of estimated salvage values) on the straight-line method based on estimated useful lives of the assets as follows:
Assets	Estimated Useful Life
Vehicles	5 years
Buildings	25 – 39 years
Computer equipment	3 – 5 years
Furniture and fixtures	7 years
Machinery and equipment	4 – 7 years
Capitalized Software
The Company capitalizes certain internal and external costs incurred to acquire or create internal use software in the development stage. Internal costs capitalized are directly attributable to the development of the software. Capitalized software is included in property, plant and equipment and is amortized over 5 years on the straight-line method once development is complete.
Advertising
The Company expenses advertising costs as incurred. Advertising costs were $609 and $798 for the years ended December 31, 2022, and 2021, respectively.
Impairment
Long-Lived Assets
The Company reviews the carrying value of property, plant and equipment and other long-lived assets for impairment whenever events and circumstances indicate that the carrying value of an asset may not be recoverable. If a long-lived asset is tested for recoverability and the undiscounted estimate future cash flows expected to result from the use and eventual disposition of the asset is less than the carrying amount of the asset, the asset cost is adjusted to fair value and an impairment loss is recognized as the amount by which the carrying amount of a long-lived asset exceeds its fair value. Fair value is determined through various valuation techniques including discounted cash flow models, quoted market values and third-party independent appraisals, as considered necessary. No impairment was recognized for the year ended December 31, 2022 and $54 of impairment was recognized in 2021.
Leases
Leases are accounted under ASC 842, Leases. The Company’s lease portfolio consists of real estate leases. Some leases have the option to extend or terminate the lease and the Company recognizes these terms when it is reasonably certain that the option will be exercised.
As a lessee, the Company determines if an arrangement is a lease at commencement. The Right-of-Use (ROU) lease assets represent the Company’s right to use an underlying asset for the lease term and lease liabilities represent the Company’s obligation to make lease payments related to the lease. Operating lease

ROU assets and liabilities are recognized at the commencement date based on the present value of lease payments over the lease term. We use incremental borrowing rates based on information available at the commencement date to determine the present value of our lease payments. The Company leases relate to its corporate office and production facilities. As of December 31, 2022, and 2021, all leases are classified as operating leases.
Income Taxes
The Company accounts for income taxes under the asset and liability method in accordance with ASC 740, Income Taxes. The income tax accounting guidance results in two components of income tax expense: current and deferred. Current income tax expense reflects taxes to be paid or refunded for the current period by applying the provisions of the enacted tax law to the taxable income or excess of deductions over revenues. The Company recognizes a net deferred tax asset or liability based on the tax effects of the differences between the book and tax basis of assets and liabilities. Enacted changes in tax rates and laws are recognized in the period in which they occur. Deferred income tax expense results from the change in the net deferred tax asset or liability between periods. The deferred tax asset is reduced by a valuation allowance if, based on the weight of evidence available, it is more likely than not some portion or all of a deferred tax asset will not be realized.
The Company recognizes the effect of income tax positions only if those positions are more likely than not to be sustained. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. The Company does not have any uncertain tax positions that require recognition or measurement in the Company’s consolidated financial statements. The Company recognizes interest and penalties related to unrecognized tax benefits on the income tax expense line in the accompanying consolidated statement of operations. Accrued interest and penalties are included on the related tax liability line in the consolidated balance sheet.
ASC 740, “Income Taxes,” requires the Company to reduce its deferred tax assets by a valuation allowance if, based on the weight of the available evidence, it is more likely than not that all or a portion of a deferred tax asset will not be realized. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that all or a portion of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income of appropriate character during the periods in which those temporary differences become deductible. Management considers the weight of available evidence, both positive and negative, including the scheduled reversal of deferred tax assets and liabilities (including the impact of available carryback and carryforward periods), projected future taxable income, and tax planning strategies in making this assessment. To the extent the Company believes that it does not meet the test that recovery is more likely than not, it establishes a valuation allowance. To the extent that the Company establishes a valuation allowance or changes this allowance in a period, it adjusts the tax provision or tax benefit in the consolidated statement of operations. Management uses its best judgment in determining provisions or benefits for income taxes, and any valuation allowance recorded against previously established deferred tax assets. The Company has measured the value of deferred tax assets for the year ended December 31, 2022 based on the cumulative weight of positive and negative evidence that exists as of the date of the financial statements. Should the cumulative weight of all available positive and negative evidence change in the forecast period, the expectation of realization of deferred tax assets existing as of December 31, 2022 and prospectively may change.
As a result, the Company established a valuation allowance, based on the weight of available evidence, both positive and negative, including results of recent and current operations and our estimates of future taxable income or loss. In order to determine the amount of deferred tax assets or liabilities, as well as the valuation allowances, the Company used estimates and assumptions regarding future taxable income and other business considerations. Changes in these estimates and assumptions, including changes in tax laws and other changes impacting the ability to recognize the underlying deferred tax assets, could require adjustments to the valuation allowances.
Shared-Based Compensation
The Company issues share-based awards to certain employees and non-employees in form of stock options, which are measured at fair value at the date of grant. The fair value determined at the grant date and is expensed on a straight-line basis over the vesting period. The share-based awards are classified as equity. Share-based compensation expense is included within selling and general administrative expense in the consolidated statements of operations.
The Company estimates grant date fair value using the Black-Scholes-Merton option-pricing model. The use of a valuation model requires management to make certain assumptions with respect to selected model inputs. The Company grants stock options at exercise prices determined equal to the fair value of common stock on the date of the grant. The fair value of the Company’s common stock is based on the Company’s historical financial performance and observable arms-length sales of the Company’s capital stock.
The expected term represents the period that the stock-based awards are expected to be outstanding. The stock option grants are considered to be “plain vanilla” and the Company determines the expected term using the simplified method as provided by the Securities and Exchange Commission. The simplified method deems the term to be the average of the time-to-vesting and the contractual life of the options. Since the Company’s shares are not publicly or privately traded, expected volatility is estimated based on the average historical volatility of similar entities with publicly traded shares. The risk-free rate for the expected term of the options is based on the U.S. Treasury yield curve at the date of the grant. Forfeitures are recognized as they occur (Note 9).
Contingencies
The Company accrues for costs relating to litigation claims and other contingent matters when such liabilities become probable and reasonably estimable. Such estimates may be based on advice from third parties or on management’s judgment, as appropriate. Revisions to contingent liabilities are reflected in the consolidated statements of operations in the period in which different facts or information become known or circumstances change that affect the Company’s previous judgments with respect to the likelihood or amount of loss. Amounts paid upon the ultimate resolution of contingent liabilities may be materially different from previous estimates and could require adjustments to the estimated reserves to be recognized in the period such new information becomes known.
In circumstances where the most likely outcome of a contingency can be reasonably estimated, the Company accrues a liability for that amount. Where the most likely outcome cannot be estimated, a range of potential losses is established and if no one amount in that range is more likely than others, the low end of the range is accrued.
Fair Value
The Company uses valuation approaches that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible. A three-tiered hierarchy is established as a basis for considering such assumptions and for inputs used in the valuation methodologies in measuring fair value. This hierarchy requires that the Company use observable market data, when available, and minimize the use of unobservable inputs when determining fair value:
—
Level 1: observable inputs such as quoted prices in active markets;

—
Level 2: inputs other than the quoted prices in active markets that are observable either directly or indirectly; and

—
Level 3: unobservable inputs in which there is little or no market data, which requires that the Company develop its own assumptions.

New Accounting Pronouncements
Recently Adopted Accounting Standards
In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842) (“ASU 2016-02”), which supersedes the current lease requirements in ASC 840, Leases. ASU 2016-02 requires lessees to recognize a right-of-use asset and related right-of-use liabilities for all leases, with a limited exception for short-term leases. Leases will be classified as either finance or operating, with the classification affecting the pattern of expense recognition in the statement of operations. The reporting of lease-related expenses in the consolidated statements of operations and cash flows will be generally consistent with the current guidance. The new lease guidance will be effective for fiscal years beginning after December 15, 2021 and will be applied using a modified retrospective transition method to either the beginning of the earliest period presented or the beginning of the year of adoption. The Company adopted ASC Topic 842 as of January 1, 2022 which resulted in the recognition of right-of-use assets of $198, and operating lease liabilities of $198. No cumulative effect adjustment was recorded in retained earnings.
In December 2019, the FASB issued ASU 2019-12, Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes, which removes certain exceptions for recognizing deferred taxes for investments, performing intra-period allocation and calculating income taxes in interim periods. The ASU also adds guidance to reduce complexity in certain areas, including recognizing deferred taxes for tax goodwill and allocating taxes to members of a consolidated group. ASU 2019-12 is effective for the Company’s annual periods beginning after December 15, 2021. Early adoption is permitted. The adoption of ASU 2019-12 on January 1, 2022 did not have a material impact on the Company’s consolidated financial statements.
Recently Issued Accounting Standards Not Yet Adopted
In June 2016, the FASB issued ASU 2016-13, Measurement of Credit Losses on Financial Instruments (Topic 326). This standard requires a new method for recognizing credit losses that is referred to as the current expected credit loss (“CECL”) method. The CECL method requires the recognition of all losses expected over the life of a financial instrument upon origination or purchase of the instrument unless the Company elects to recognize such instruments at fair value with changes in profit and loss (the fair value option). This standard is effective for the Company for fiscal years beginning after December 15, 2022. Management is currently evaluating the potential impact of this guidance on its consolidated financial statements.
Note 3 — Revenue
The following table summarizes the Company’s revenue disaggregated by type of product and service.
	2022	2021
Product sales	$6,681	$27,322
Software as a service and related services	348	1,306
Ancillary services	239	158
Total revenue	$7,268	$28,786
In 2022 and 2021, $6,920 and $27,667 of the Company’s revenues were recognized as a point in time and $348 and $1,119 revenues were recognized over time, respectively.
Contract Liabilities
Contract liabilities consist of sales of SaaS subscriptions and related services, as well as repair and service agreements, where in most cases, the Company receives prepayments and recognizes revenue over the support term of 12-36 months. The Company classifies these contract liabilities as either current or non-current liabilities based on the expected timing of recognition of related revenue. The following table summarizes the change in contract liabilities:
Contract liabilities
Balance at January 1, 2021	$920
Prepayments	274
Revenue recognition	(1,119)
Balance at December 31, 2021	75
Prepayments	570

Contract liabilities
Revenue recognition	(348)
Balance at December 31, 2022	$297
Contract liabilities, non-current	10

Remaining performance obligations
As of December 31, 2022, the Company had $297 in remaining performance obligations, of which $287 will be completed by the year ended December 31, 2023 and $10 will be completed by the year ended December 31, 2027.
Accounts Receivables Allowance
The following table summarizes the change in the accounts receivables allowance:
	December 31,
	2022	2021
Beginning balance	$145	$280
Reversal of account receivables allowance	(13)	(180)
Bad debt expense	158	45
Ending balance	$290	$145
Note 4 — Property, Plant and Equipment
The following table summarizes our property, plant and equipment:
	December 31,
	2022	2021
Vehicles	$386	$386
Buildings	43	43
Computer equipment	23	18
Furniture and fixtures	3	5
Machinery and equipment	1,140	1,047
Internal-use software	1,851	392
Property, plant and equipment, gross	$3,446	$1,891
Less: accumulated depreciation	(1,020)	(504)
Property, plant and equipment, net	$2,426	$1,387
Depreciation expense was $561 and $318 for the years ended December 31, 2022 and 2021, respectively.
Note 5 — Other Current Assets
The following table summarizes our other current assets:
	December 31,
	2022	2021
Deposits	$1,962	$4,148
Prepaid expenses	102	156
Other receivables	1,011	—
Other	—	77
Total other current assets	$3,075	$4,381

As of December 31, 2022, other receivables reflect the amount recoverable by the insurance, related to the damage of inventories in the production facility in Beaumont, Texas as noted in Note 2.
Note 6 — Accrued Expenses
The following table summarizes accrued expenses:
	December 31,
	2022	2021
Professional fees	$1,705	$—
Salaries and wages	615	364
Interest payable	184	250
Taxes payable	54	—
Other	6	53
Total accrued expenses	$2,564	$667
Note 7 — Debt
Line of Credit
On April 2, 2021, the Company entered into an asset based revolving credit agreement with Wells Fargo Bank, National Association (“Wells Fargo”), as amended on June 18, 2021 (the “Credit Agreement”). The Credit Agreement provided an aggregate revolving credit commitment of $15 million, subject to a borrowing base consisting of eligible accounts receivable and inventory. The Credit Agreement included borrowing capacity available for letters of credit and revolving loans available for working capital and other general corporate purposes. This Credit Agreement had a maturity date of April 3, 2023.
The interest rate applicable to the Credit Agreement was either (i) the Base Rate, which is the higher of the Prime Rate, the Federal Funds Rate plus 0.5% and the Daily Floating LIBOR Rate plus 1.0%, or (ii) LIBOR plus a margin of 2.0%. The Company was subjected to a non-use fee of 0.375% on the daily average unused portion of the commitment under the Credit Agreement.
Obligations under the Credit Agreement were secured (with certain exceptions) by first priority security interests on all of the Company’s assets.
The Credit Agreement permitted voluntary prepayments (without reducing availability for future revolving borrowings) and voluntary commitment reductions at any time, in each case without premium or penalty.
During June 2021, we borrowed and repaid $2,000 under the Credit Agreement and paid cash for interest of $2 during 2021.
As of December 31, 2021, no amounts were outstanding under the Credit Agreement.
In March and May 2022, the Company borrowed $400 and $1,000, respectively and in June 2022, the Company repaid the entire $1,400 borrowing.
On July 12, 2022, the Company voluntarily reduced the revolving credit commitment to zero ($0) and terminated the Credit Agreement. At the time of the termination, the interest expense was $10 and termination fees were $51, which were charged to selling, general and administrative expenses in the Consolidated Statements of Operations.
Shareholder Promissory Note
On July 14, 2020, the Company issued a promissory note to its majority shareholder in an amount of $29,718 (the “Shareholder Promissory Note”). The Shareholder Promissory Note bears interest at the rate of 0.45% per annum, with all principal and accrued interest due and payable in full on July 14, 2025.

The Shareholder Promissory Note is unsecured. Principal and interest payments can be made by the Company in cash or in-kind prior to maturity.
During the years ended December 31, 2022 and 2021 the Company made principal cash payments of $100 and $3,989, respectively. The Company received additional proceeds in the amount of $200 in 2022.
On December 31, 2022, the principal outstanding balance was $18,347 and accrued unpaid interest were $224. On December 31, 2021, the principal outstanding balance was $18,247 and accrued unpaid interest were $141.
Interest expense for the years ended December 31, 2022 and 2021 were $83 and $89, respectively. Interest expense is paid-in-kind.
Related Party Promissory Note
On August 9, 2022, the Company borrowed $1,000 under an unsecured non-interest bearing promissory note with a related party to fund short-term working capital needs (the “Related Party Promissory Note”). The Related Party Promissory Note shall be payable in full on any future date on which the lender demands repayment.
Distributions to shareholder
In 2021, the Company declared and paid a distribution to its majority shareholder in an amount of $52.
Convertible Notes
In December 2022, the Company issued unsecured Convertible Notes (“the Notes”) to several accredited private investors in an aggregate principal amount of $950. The Notes have a maturity date of 6 months from the effective date and bear a paid-in-kind interest rate of 10% per annum increasing to 12% effective on February 15, 2023.
In the event of and prior to the consummation of an initial public offering (“IPO”) or de-SPAC transaction, the unpaid principal balance and accrued interest shall be automatically converted into ICI Class A Common Stock at the imputed price per share of Common Stock of the IPO, discounted at 50%.
The Company elected the fair value option (FVO) under ASC 825, Financial Instruments (ASC 825), as the Notes are qualified financial instruments and are, in whole, classified as liabilities. Under the FVO, the Company recognized the Note instrument at fair value, inclusive of the embedded features with changes in fair value being recognized as a component of accumulated other comprehensive income in the consolidated balance sheet.
As of December 31, 2022, the book value amount of $950 approximates fair value and no fair value adjustment has been recognized as a component of accumulated other comprehensive income in the balance sheet or in the income statement.
On December 31, 2022, the principal outstanding balance was $950 and accrued unpaid interest were $3.
Debt Obligations and Schedule Maturities
As of December 31, 2022, aggregate principal repayments of total debt for the next five years were as follows:
2023	$1,950
2024	—
2025	18,571
2026	—
2027	—
Thereafter	—
$20,521

Note 8 — Share-Based Compensation
On October 9, 2020, the Company implemented the 2020 Equity Incentive Plan, (the “Plan”) pursuant to which the Company’s Board of Directors may grant stock options to employees and non-employees. The Plan initially authorized grants to purchase up to 26,500 shares of authorized but unissued Class B non-voting Common Stock of the Company.
In December 2020, May 2021 and December 2021, the Plan was amended to increase the number of stock options granted for issuance under the Plan by an additional 43,257, 40,000 and 40,000 shares, respectively. As of December 31, 2022 the amount of stock options granted was 149,757 shares.
Stock options can be granted under the Plan with an exercise price equal to the share’s fair value at the grant date. The options vest and become fully exercisable over service periods ranging from two to four years from the date of grant. The options expire ten years after issuance.
In October 2020 and January 2021, the Company granted options to purchase 25,679 and 34,860 shares, respectively, with an exercise price and fair value of $59.91 per share. In addition, in July, September and December 2021, the Company granted options to purchase 18,600, 28,591 and 18,221 shares, respectively, with an exercise price and fair value of $74.73 per share.
As of December 31, 2022, there were 40,891 additional shares available for the Company to grant under the Plan.
The grant date fair value of each option award is estimated on the date of grant using the Black-Scholes-Merton option-pricing model based on the following weighted average assumptions:
	2022	2021
Valuation assumptions:
Exercise Price per share	$74.73	$74.73
Expected term (in years)	6.0	5.7
Expected share volatility	37.07%	37.15%
Expected dividend yield	—	—
Risk free rate	3.16%	0.90%
The following table summarizes the Company’s stock option activity during the year ended December 31, 2022 and 2021:
	Number of shares	Weighted average exercise price	Weighted average remaining term	Aggregate Intrinsic Value
Balance at January 1, 2021	25,679	59.91	9.8	—
Granted	100,272	69.58	—	—
Exercised	—	—	—	—
Forfeited	(1,679)	66.09
Expired	(468)	59.91	—	—
Balance at December 31, 2021	123,804	67.66	9.3	—
Exercisable at December 31, 2021	—	—	—	—

	Number of shares	Weighted average exercise price	Weighted average remaining term	Aggregate Intrinsic Value
Balance at January 1, 2022	123,804	$67.66	9.3	$—
Granted	30,956	74.56	—	—
Exercised	—	—	—	—
Forfeited	(35,634)	71.87
Expired	(10,260)	72.80	—	—
Balance at December 31, 2022	108,866	$67.69	7.2	$—
Exercisable at December 31, 2022	—	—	—	—
The weighted average grant-date fair value of options granted during the years 2022 and 2021 was $30.91 and $24.18, respectively. No options were exercised during the years ended December 31, 2022 and 2021.
Total share-based compensation expense recognized in selling, general and administrative expenses in 2022 and 2021 was $644 and $972, respectively.
At December 31, 2022 and 2021, there was $1,129 and $1,814, respectively, of total unrecognized compensation cost related to unvested stock options granted under the Plan. That cost is expected to be recognized over a weighted-average period of 2.6 years.
The total fair value of shares vested during the years ended December 31, 2022 and 2021 was $841 and $809, respectively.
Note 9 — Shareholders Equity
Total authorized capital stock of the Company is 1,099,757 shares of stock, consisting of 200,000 Preferred Stock, 750,000 Class A Common Stock, and 149,757 Class B Non-Voting Common Stock.
As of December 31, 2022 and 2021, there were 514,946 shares of Class A common stock issued and outstanding, respectively, and no shares of Class B common stock or preferred shares issued.
Issuance of Common Stock
On January 18, 2021, September 17, 2021 and December 7, 2021, the Company issued 3,507 shares, 3,246 shares and 3,240 shares respectively, of Class A common stock to its existing Class A common shareholders, to maintain their ownership percentages by offsetting the dilutive effects of the outstanding stock options. No shares were issued during 2022.
Note 10 — Earnings (loss) per Share
Basic earnings (loss) per share is computed in accordance with ASC 260, Earnings Per Share, by dividing the net income (loss) attributable to holders of common stock by the weighted average shares of common stock outstanding during the period. Diluted earnings (loss) per share is computed by dividing net income by the weighted average shares of common stock outstanding, including the dilutive effects of stock options. There are no other antidilutive financial instruments.
Since the Company was in a net loss position for the year ended 2022, basic net loss per share is the same as diluted net loss per share as the inclusion of all potential common shares outstanding would have been antidilutive. As of December 31, 2022, 131,041 shares were excluded as being antidilutive relating to stock options.

The following table summarizes the computation of basic and diluted earnings (loss) per share:
	2022	2021
Numerator:
Basic and Diluted Net income (loss) attributable to common stockholders	$(13,290)	$2,313
Denominator:
Weighted average number of shares:
Basic – Class A Common Stocks	514,946	509,461
Add: Dilutive effects, as shown separately below
Unvested Stock Options	—	74,683
Diluted – Class A and Class B Common Stocks	514,946	584,144
Basic Net income (loss) per share attributable to common stockholders	$(25.81)	$4.54
Diluted Net income (loss) per share attributable to common stockholders	$(25.81)	$3.96
Note 11 — Related Party Transactions
Shareholder Promissory Note and Related Party Promissory Note
See Note 8.
Leases
The Company leases its corporate office and one production facility from its majority shareholder under three operating lease agreements. The Company paid the majority shareholder total lease payments $102, for the years ended December 31, 2022 and 2021, under these lease agreements.
Consulting fees
For the years ended December 31, 2022 and 2021, the Company paid its minority shareholder, Villard Capital, LLC, consulting fees totaling $0 and $416, respectively.
Note 12 — Leases
Operating leases
The Company leases consist of operating leases related to corporate offices and production facilities.
Supplemental Consolidated Balance Sheet information for operating leases on December 31, 2022, is as follows:
December 31, 2022
Assets
Right-of-use assets, net	$103
Liabilities
Right-of-use liabilities, current	103
Components of operating lease expense for the twelve months ending December 31, 2022:
2022
Components operating lease cost
Operating lease cost	$102
Short-term leases	124
For the year ended December 31, 2022, the Company incurred operating lease expense totaling $225 and operating lease expense was recognized on a straight-line basis over the term of the lease.

Remaining operating lease term and discounted rates as of December 31, 2022, are as follows:
December 31, 2022
Weighted-average remaining lease term (years)	0.9
Weighted-average discount rate	8%
Supplemental cash flow information related to leases for the twelve months ending December 31, 2022, is as follows:
2022
Right of use assets obtained in exchange for lease liabilities	$198
Cash paid for amounts included in the measurement of lease liabilities	105
Cash paid for short term operating leases
Operating lease payments	124
Maturities of operating lease liabilities for continuing operations under the new lease standard as of December 31, 2022, are as follows:
For the twelve months ending December 31,
2023	$136
2024	—
2025	—
2026	—
2027	—
Thereafter	—
Total operating lease payments	$136
Less: imputed interest	(33)
Present value of operating lease liabilities	$103
Note 13 — Commitments and Contingencies
Liabilities for loss contingencies arising from claims, assessments, litigation, fines, and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount can be reasonably estimated. Legal costs incurred in connection with loss contingencies are expensed as incurred.
In the ordinary course of the business, the Company is subject to periodic legal or administrative proceedings. As of December 31, 2022, the Company was not involved in any material claims or legal actions which, in the opinion of management, the ultimate disposition would have a material adverse effect on the Company’s consolidated financial position, results of operations, or liquidity.
Note 14 — Income taxes
The components of the provision (benefit) for income taxes for the years ended December 31, 2022 and 2021 were as follows:
	2022	2021
Current:
Federal	$—	$1,383
State	5	240
Total current	5	1,623

	2022	2021
Deferred:
Federal	1,096	(474)
State	104	(31)
Total deferred	1,200	(505)
Total income tax provision	$1,205	$1,118

	2022	2021
Deferred Tax Assets:
Impairment	$1,147	$1,129
Accruals	108	141
Reserves	75	57
Interest carryforward	31	—
Net operating losses	2,387	—
Other	40	—
UNICAP 263A	395	451
Valuation allowance	(3,583)	—
Total deferred tax assets	$600	1,778
Deferred Tax Liabilities:
Prepaid Expense	$24	36
Other	157	311
Depreciation	509	321
Total deferred tax liabilities	690	668
Deferred tax (liabilities) assets, net	$(90)	$1,110
The total provision (benefit) for income taxes for the years ended December 31, 2022 and 2021 varies from the federal statutory rate as a result of the following:
	2022	2021
Income (loss) before income tax expense	$(12,085)	$3,431
Statutory tax rate	21%	21%
Income tax (benefit) expense at federal statutory rate	(2,538)	721
Increase (decrease) resulting from:
Permanent differences	494	222
State income tax, net of federal benefit	(343)	127
Valuation allowance	3,583
Other, net	9	48
Income tax (benefit) expense	1,205	1,118
Current income tax expense	5	1,623
Deferred income tax benefit	1,200	(505)
Total	$1,205	$1,118
Deferred income taxes reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. As a result of the Company’s evaluation of both the positive and negative evidence, the Company determined it does not believe it is more likely than not that its deferred tax assets will be utilized in the foreseeable future and has recorded a valuation allowance. For the year ended December 31, 2022, the Company recognized income tax expense as a result of a change in valuation allowance of $3.6 million primarily on U.S. net operating losses and other deferred tax assets of $4.2 million.
Changes in the valuation allowance are as follows:
2022
Balance, beginning of the year	$—
Additions to valuation allowance	3,583
Balance, end of the year	3,583
The Company intends to continue maintaining a valuation allowance on its deferred tax assets until there is sufficient evidence to support reversal of all or some portion of these allowances.
The Company reported U.S. net operating loss carryforwards of $10,200 and state net operating loss carryforward of $4,400. Of these losses, $2,700 of state NOLs will expire no later than December 31, 2042 if they are not utilized prior to that date. The remaining 11,900 of federal and state NOLs will not expire. In addition, the Company also had U.S. interest limitation carryforwards of $133 with indefinite expiration dates. The Company did not have any attribute carryforwards such as net operating losses or section 163(j) carryforward for the period ending December 31, 2021.
As of December 31, 2022 and 2021, the Company did not have any unrecognized tax benefits. The Company recognizes interest and penalties related to unrecognized tax benefits within the provision for income taxes in the consolidated statement of operation and as of December 31, 2022 and 2021, the Company did not accrue interest and penalties. The Company does not expect its unrecognized tax benefits to change significantly in the next twelve months. We file income tax returns in the U.S. as well as in various states and the Company notes that the earliest year open to examination is 2020. The Company is not currently under examination by any major tax jurisdictions.
Note 15 — Fair Value Measurements
The Company’s financial instruments consist of cash and cash equivalents, accounts receivable and accounts payable where the carrying value approximates fair value due to the short term nature of each instrument.
The common stock granted as part of the Plan were recorded in equity and classified as Level 3 within the fair value hierarchy.
The fair value of the shareholder promissory note as of December 31, 2022 and 2021 was $15,595 and $14,464, respectively, and is classified as Level 3 within the fair value hierarchy.
The fair value of the convertible note as of December 31, 2022 is $950 and is classified as Level 3 within the fair value hierarchy.
Note 16 — Subsequent Events
For the consolidated financial statements as of December 31, 2022, the Company has evaluated subsequent events through May 8, 2023, the date the financial statements were available to be issued.
Revolving Line of Credit
On January 22, 2023, the Company entered into a revolving line of senior-secured credit with B1 Bank, with an initial maximum amount of $3,000 subject to a borrowing base consisting of eligible accounts receivable and inventories. The revolving line of credit bears an interest rate of 8.5% and is secured by ICI inventories and cash flows (with a personal guaranty from the primary shareholder). The line of credit has a maturity date of twelve months and expires January 22, 2024. In March 22, 2023, the Company drew down $300 on the line of credit.

Convertible Notes
As noted in Note 8, the Company issued the Notes to several accredited private investors. In January 2023, an additional $150 of Notes were issued.
Tariff Refund
On April 10, 2023, the Company received $698 of a tariff refund from the U.S. Treasury Department via the Customs and Border Patrol due to sales in the ordinary course of the business.

Infrared Cameras Holdings, Inc.

Infrared Cameras Holdings, Inc.
Condensed Consolidated Balance Sheets
(Amounts in thousands of U.S. dollars, except share and per share data)
	March 31, 2023 (unaudited)	December 31, 2022
Assets
Current assets
Cash and cash equivalents	$79	$654
Trade accounts receivable, net of allowances of $481 and $290, respectively	763	1,508
Inventories, net	9,723	9,634
Deferred transaction costs	1,633	—
Income taxes receivable	97	58
Other current assets	1,832	3,075
Total current assets	14,127	14,929
Property, plant and equipment, net	2,770	2,426
Right-of-use assets, net	77	103
Other noncurrent assets	3	3
Total assets	$16,977	$17,461
Liabilities and shareholders’ equity
Current liabilities
Trade accounts payable	$3,125	$1,360
Income taxes payable	520	511
Accrued expense	3,039	2,564
Contract liabilities	221	287
Customer prepayments	138	197
Warranty reserve	38	27
Line of credit	300	—
Convertible note	813	950
Related party promissory note	1,000	1,000
Right-of-use liabilities, current	79	103
Total current liabilities	9,273	6,999
Shareholder promissory note	18,492	18,571
Contract liabilities, noncurrent	151	10
Deferred tax liabilities, net	90	90
Total liabilities	$28,006	$25,670
Commitments and contingencies (Note 11)
Shareholders’ equity (deficit)
Preferred Stock, $0.001 par value, 200,000 shares authorized as of March 31, 2023 and December 31, 2022 and no shares issued or outstanding as of March 31, 2023 and December 31, 2022	—	—
Class A Common stock, $0.001 par value; 750,000 shares authorized as of March 31, 2023 and December 31, 2022 and 514,946 shares issued and outstanding as of March 31, 2023 and December 31, 2022	—	—
Class B Non-Voting Common Stock, $0.001 par value, 149,747 shares authorized as of March 31, 2023 and December 31, 2022 and no shares issued or outstanding as of March 31, 2023 and December 31, 2022	—	—
Additional paid-in capital	2,741	2,654
Retained earnings (accumulated deficit)	(13,770)	(10,863)
Total shareholders’ equity (deficit)	(11,029)	(8,209)
Total liabilities and shareholders’ equity	$16,977	$17,461
The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

Infrared Cameras Holdings, Inc.
Condensed Consolidated Statements of Operations
(unaudited)
(Amounts in thousands of U.S. dollars, except share and per share data)
	Three Months Ended March 31,
	2023	2022
Revenue, net	$980	$1,147
Cost of goods sold (exclusive of depreciation)	465	794
Operating expenses:
Selling, general and administrative	3,511	3,027
Depreciation	180	108
Total operating expenses	3,691	3,135
Operating loss	(3,176)	(2,782)
Interest expense	29	8
Interest expense, related parties	21	21
Change in fair value of convertible note	(287)	—
Other income, net	(17)	—
Loss before income taxes	(2,922)	(2,811)
Income tax benefit	(15)	(680)
Net loss	$(2,907)	$(2,131)
Weighted-average shares outstanding, basic and diluted
Basic	514,946	514,946
Diluted	514,946	514,946
Net loss income per share, basic and diluted
Basic	(5.65)	(4.14)
Diluted	(5.65)	(4.14)
The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

Infrared Cameras Holdings, Inc.
Condensed Consolidated Statements of Changes in Shareholders’ Equity
(unaudited)
(Amounts in thousands of U.S. dollars, except share data)
	Class A Common Stock		Additional Paid-In Capital	Retained Earnings (Accumulated Deficit)	Total Shareholders’ Equity (Deficit)
	Shares	Amount
Balance at January 1, 2022	514,946	$—	$2,010	$2,427	$4,437
Net loss	—	—	—	(2,131)	(2,131)
Share-based compensation	—	—	175	—	175
Balance at March 31, 2022	514,946	$—	$2,185	$296	$2,481
Balance at January 1, 2023	514,946	$—	$2,654	$(10,863)	$(8,209)
Net loss	—	—	—	(2,907)	(2,907)
Share-based compensation	—	—	87	—	87
Balance at March 31, 2023	514,946	$—	$2,741	$(13,770)	$(11,029)
The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

Infrared Cameras Holdings, Inc.
Condensed Consolidated Statements of Cash Flows
(unaudited)
(Amounts in thousands of U.S. dollars)
	March 31, 2023	March 31, 2022
Operating Activities
Net (loss)	$(2,907)	$(2,131)
Adjustments to reconcile net (loss) income to net cash: (used in) provided by operating activities
Depreciation	180	108
Allowance for doubtful accounts	191	—
Non-cash lease expense	26	26
Deferred income tax expense (benefit)	—	(678)
Change in fair value of convertible note	(287)	—
Gain on sale of equipment	(17)	—
Share-based compensation	87	175
Non-cash PIK interest	21	21
Increase (decrease) in cash resulting from changes in:
Trade accounts receivable	554	634
Inventories	(89)	502
Deferred transaction costs	(1,633)	—
Other current assets	1,243	(76)
Other noncurrent assets	—	(3)
Trade accounts payable	1,765	(333)
Sales tax payable	—	(46)
Income taxes payable	9	—
Income taxes receivable	(39)	35
Contract liabilities	(66)	21
Customer prepayments	(59)	(2)
Warranty reserve	11	(84)
Right of use liabilities	(24)	(105)
Accrued expenses	475	56
Contract liabilities, noncurrent	141	—
Net cash used in operating activities	(418)	(1,880)
Investing Activities
Capital expenditures	(537)	(612)
Proceeds from sale of equipment	30	—
Net cash used in investing activities	(507)	(612)
Financing Activities
Borrowings under line of credit	300	400
Repayments on shareholder promissory note	(100)	—
Proceeds from convertible note	150	—
Net cash provided by financing activities	350	400
Net decrease in cash and cash equivalents	(575)	(2,092)
Cash and cash equivalents, beginning of year	654	3,374
Cash and cash equivalents, end of the year	$79	$1,282
Supplemental cash flow information
Interest paid	$—	$1
Income taxes paid	27	—
The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

Infrared Cameras Holdings, Inc.
Notes to Condensed Consolidated Financial Statements
(Unaudited) (Dollars in thousands)
Note 1 — Organization and Business Operations
Infrared Cameras Holdings, Inc. (“ICI”, “the Company”, “we” or “our”) and its wholly owned subsidiaries (Infrared Cameras Inc., Digatherm LLC. and Infrared Inspection LLC.) manufacture and distribute infrared camera systems (hardware and software) for thermographic use in a variety of industrial applications. The Company also provides software and services, including training, calibration, and repairs for its customers. Most of the Company’s customers are in the United States and operate in the oil and gas, distribution and logistics, manufacturing, and utility sectors.
The Company is domiciled in Delaware and is a C corporation for tax purposes.
Business Combination Agreement
On December 5, 2022, SportsMap Tech Acquisition Corp., a Delaware corporation (“SportsMap”), entered into a Business Combination Agreement subject to conditions discussed below, by and among SportsMap, the Company, and ICH Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of SportsMap (“Merger Sub”), by which Merger Sub will merge with and into the Company (the “Merger”) with the Company surviving the Merger as a wholly-owned subsidiary of SportsMap (the “Surviving Company”).
The Business Combination is expected to close following the receipt of the required approval of SportsMap’s stockholders and the fulfillment or waiver (if permitted by applicable law) of other customary closing conditions.
Note 2 — Summary of Significant Accounting Policies
Basis of Presentation
The accompanying condensed consolidated financial statements include the accounts of the Company and have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and applicable rules and regulations of the Securities and Exchange Commission (“SEC”) regarding interim financial reporting. References to GAAP issued by the Financial Accounting Standards Board (“FASB”) in these accompanying notes to the condensed consolidated financial statements are to the FASB Accounting Standards Codification (“ASC”).
The condensed consolidated financial statements have been prepared on the same basis as the annual consolidated financial statements and reflect all normal and recurring adjustments that are, in the opinion of management, necessary for a fair statement of the Company’s financial position, results of operations, changes in shareholders’ equity (deficit), and cash flows for the periods presented. The results of operations for three months ended March 31, 2023 are not necessarily indicative of the results to be expected for the year ending December 31, 2023 or for any other future annual or interim period. The unaudited condensed consolidated balance sheet as of December 31, 2022 included herein was derived from the audited financial statements as of that date, but does not include all disclosures including certain notes required by GAAP on an annual reporting basis.
These condensed consolidated financial statements should be read in conjunction with the audited consolidated financial statements of the Company for the year ended December 31, 2022 and 2021 (“2022 Annual Report”).
Principles of Consolidation
The Company’s condensed consolidated financial statements include the accounts of the Company and its subsidiaries. All significant intercompany transactions and balances have been eliminated upon consolidation. There are no items of comprehensive income.

Significant Accounting Policies
The significant accounting policies followed by the Company are set forth in Note 2 to the Company’s consolidated financial statements in its 2022 Annual Report and are supplemented by the notes to the unaudited condensed consolidated financial statements in this report. The unaudited condensed consolidated financial statements in this report should be read in conjunction with the consolidated financial statements and notes included in the Company’s 2022 Annual Report.
Deferred transaction costs
Deferred transaction costs directly attributable to the Business Combination.
Use of Estimates
The preparation of condensed consolidated financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect the reported amounts and disclosures of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Estimates are adjusted to reflect actual experience when necessary. Significant estimates reflected in these condensed consolidated financial statements include, but are not limited to revenue recognition, useful life of fixed assets, allowance for doubtful accounts receivable, warranty reserves, capitalization of internal-use software, share-based compensation, estimation of contingencies and estimation of income taxes. The Company assesses estimates on an ongoing basis; however, actual results could materially differ from those estimates.
Significant Accounting Policies
Customer Concentration
For the three months ended March 31, 2023, four customers accounted for 40%, 16%, 12% and 11%, respectively of accounts receivables and one customer accounted for 11% or $103 of total net revenue, which is recorded under the entity’s one operating segment.
For the year ended December 31, 2022, two customers accounted for 21% and 10%, respectively of accounts receivables and one customer accounted for 11% or $837 of total net revenue, which is recorded under the entity’s one operating segment.
Segment and Geographical information
Segments are defined as components of an enterprise for which separate financial information is evaluated regularly by the chief operating decision maker (“CODM”) to allocate resources and assess performance. The CODM reviews financial information presented on a consolidated basis for the purposes of allocating resources and evaluating financial performance. Accordingly, the Company operates and manages its business as one operating segment.
The following table summarizes revenue based upon the customers country of origin:
	Three Months Ended March 31,
	2023	2022
United States	$916	$1,010
International	64	137
Total revenue	$980	$1,147
The Company holds 100% of its assets within the United States.
New Accounting Pronouncements
Recently Adopted Accounting Standards
In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842) (“ASU 2016-02”), which supersedes the current lease requirements in ASC 840, Leases. ASU 2016-02 requires lessees to recognize a right-of-use asset and related lease liability for all leases, with a limited exception for short-term leases. The Company adopted ASU 2016-02 following the optional transition method starting on January 1, 2022. As part of the adoption, the Company elected the package of practical expedients permitted under the transition guidance that includes not to reassess historical lease classification, and not to recognize short-term leases on the balance sheet, nor separate lease and non-lease components for all its leases. In addition, the Company used hindsight to determine the lease term and applied its incremental borrowing rate based on the remaining term of the lease as of the adoption date. The impact upon adoption, related to operating leases in continuing operations, as of January 1, 2022, resulted in the recognition of right-of-use assets of $198, and operating lease liabilities of $198. No cumulative effect adjustment was recorded in retained earnings. See Note 12.
In December 2019, the FASB issued ASU 2019-12, Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes, which removes certain exceptions for recognizing deferred taxes for investments, performing intraperiod allocation and calculating income taxes in interim periods. The ASU also adds guidance to reduce complexity in certain areas, including recognizing deferred taxes for tax goodwill and allocating taxes to members of a consolidated group. ASU 2019-12 is effective for the Company’s annual periods beginning after December 15, 2021. Early adoption is permitted. The adoption of ASU 2019-12 on January 1, 2022, did not have a material impact on the Company’s condensed consolidated financial statements.
In June 2016, the FASB issued ASU 2016-13, Measurement of Credit Losses on Financial Instruments (Topic 326). This standard requires a new method for recognizing credit losses that is referred to as the current expected credit loss (“CECL”) method. The CECL method requires the recognition of all losses expected over the life of a financial instrument upon origination or purchase of the instrument unless the Company elects to recognize such instruments at fair value with changes in profit and loss (the fair value option). This standard is effective for the Company for fiscal years beginning after December 15, 2022. The adoption of ASU 2016-13 did not have a material impact on the Company’s condensed consolidated financial statements.
Recently Issued Accounting Standards Not Yet Adopted
In March 2020, the FASB issued ASU 2020-04, Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides temporary optional expedients and exceptions to the GAAP guidance on contract modifications and hedge accounting to ease the financial reporting burdens of the expected market transition from the LIBOR and other interbank offered rates to alternative reference rates, such as the SOFR. If certain criteria are met, entities can elect not to apply certain modification accounting requirements to contracts affected by what the guidance calls reference rate reform. An entity that makes this election would not have to remeasure the contract at the modification date or reassess a previous accounting determination. In January 2021, the FASB issued ASU 2021-01, Reference Rate Reform (Topic 848), Scope ASU 2021-01, which clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. ASU 2022-06, Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848, amended ASU 2020-04, deferring the sunset date of Topic 848 to December 31, 2024. The Company does not expect the adoption of ASU 2020-04 to have a material impact on the Company’s condensed consolidated financial statements.
Note 3 — Revenue
The following table summarizes the Company’s revenue, net disaggregated by type of product and service:
	Three Months Ended March 31,
	2023	2022
Product sales	$755	$1,018
Software as a service and related services	179	80
Ancillary services	46	49
Total revenue	$980	$1,147

Contract Liabilities
Contract liabilities consist of sales of SaaS subscriptions and related services, as well as repair and service agreements, where in most cases, the Company receives up-front payment and recognizes revenue over the support term of 12-60 months. The Company classifies these contract liabilities as either current or non-current liabilities based on the expected timing of recognition of related revenue. The following table summarizes the change in contract liabilities:
Contract liabilities
Balance at January 1, 2022	$75
Prepayments	570
Revenue recognition	(348)
Balance at December 31, 2022	297
Contract liabilities, non-current	$10
Balance at January 1, 2023	$297
Prepayments	215
Revenue recognition	(140)
Balance at March 31, 2023	372
Contract liabilities, non-current	$151
Remaining performance obligations
As of March 31, 2023, the Company had $372 in remaining performance obligations, of which $221 will be completed by the three months ended March 31, 2024 and $151 will be completed by the three months ended March 31, 2028.
Note 4 — Property, Plant and Equipment
The following table summarizes our property, plant and equipment, net:
	March 31, 2023	December 31, 2022
Vehicles	$354	$386
Buildings and improvements	43	43
Computer equipment	25	23
Furniture and fixtures	3	3
Machinery and equipment	1,199	1,140
Internal-use software	2,326	1,851
Property, plant and equipment, gross	$3,950	$3,446
Less: accumulated depreciation	(1,180)	(1,020)
Property, plant and equipment, net	$2,770	$2,426
Depreciation expense was $180 and $108 for the three months ended March 31, 2023 and 2022, respectively.

Note 5 — Other Current Assets
The following table summarizes other non-current assets:
	March 31, 2023	December 31, 2022
Deposits	$1,669	$1,962
Prepaid expenses	135	102
Other receivables	28	1,011
Total other current assets	$1,832	$3,075
Note 6 — Accrued Expense
The following table summarizes accrued expenses:
	March 31, 2023	December 31, 2022
Professional fees	$2,511	$1,705
Salaries and wages	251	615
Interest payable	213	184
Taxes payable	54	54
Other	10	6
Total accrued expenses	$3,039	$2,564
Note 7 — Debt
Line of Credit
On January 22, 2023, the Company entered into an asset-based revolving credit agreement with B1 Bank (the “Credit Agreement”). The Credit Agreement provided an aggregate revolving credit commitment of $3,000, subject to a borrowing base consisting of eligible accounts receivable and inventory. The Credit Agreement included borrowing capacity available for letters of credit and revolving loans available for working capital and other general corporate purposes. The maturity date is January 22, 2024.
The interest rate applicable to the Credit Agreement is 8.5% and is secured by ICI inventories and cash flows (with a personal guaranty from the primary shareholder).
As of March 31, 2023, the Company borrowed $300 under the Credit Agreement with an available borrowing capacity of $2,700 and accrued $3 in interest expense.
Shareholder Promissory Note
On July 14, 2020, the Company issued a promissory note to its majority shareholder in an amount of $29,718 (the “Shareholder Promissory Note”). The Shareholder Promissory Note bears interest at the rate of 0.45% per annum, with all principal and accrued interest due and payable in full on July 14, 2025. On May 31, 2023, the Company completed the conversion of the outstanding principal and accrued and unpaid interests of the Shareholder Promissory Note into shares of Class A Common Stock. Refer to Note 14 for further discussion.
The Shareholder Promissory Note is unsecured. Principal and interest payments can be made by the Company in cash or in-kind prior to maturity.
During the period ended March 31, 2023 and December 31, 2022 the Company made principal cash payments of $100 and $100, respectively. The Company received additional proceeds in the amount of $200 in 2022.

On March 31, 2023, the principal outstanding balance was $18,247 and accrued unpaid interest were $245. On December 31, 2022, the principal outstanding balance was $18,347 and accrued unpaid interest were $224.
Interest expense for the three months ended March 31, 2023 and 2022 were $21 and $21, respectively. Interest expense is paid-in-kind.
Related Party Promissory Note
On August 9, 2022, the Company borrowed $1,000 under an unsecured non-interest bearing promissory note with a related party to fund short-term working capital needs (the “Related Party Promissory Note”). The Related Party Promissory Note shall be payable in full on any future date on which the Lender demands repayment.
Convertible Note
In January 2023 and December 2022, the Company issued unsecured Convertible Notes (“the Notes”) with several accredited private investors in an aggregate principal amount of $150 and $950, respectively. The Notes have a maturity date of 6 months from the effective date and bore a paid-in-kind interest rate of 10% per annum, which was increased to 12% effective on February 15, 2023.
In the event of and prior to the consummation of an initial public offering (“IPO”) or de-SPAC transaction, including the Merger, the unpaid principal balance and accrued interest shall be automatically converted into ICI Class A Common Stock at the imputed price per share of Common Stock of the IPO or de-SPAC transaction, as applicable, discounted at 50%.
The Company elected the fair value option (FVO) under ASC 825, Financial Instruments (ASC 825), as the Notes are qualified financial instruments and are, in whole, classified as liabilities. Under the FVO, the Company recognized the Note instrument at fair value, inclusive of the embedded features with changes in fair value being recognized as change in fair value of convertible note in the consolidated statement of operations.
As of March 31, 2023, the fair value of the note is $813 and a fair value gain of $287 has been recognized as a component of the consolidated statements of operations under change in fair value of convertible note.
On March 31, 2023, the principal outstanding balance was $1,100 and accrued unpaid interest was $27.
Debt Obligations and Schedule Maturities
As of March 31, 2023, aggregate principal repayments of total debt for the next five years are as follows:
For the three months ending March 31,
2024	$2,400
2025	18,492
2026
2027	—
2028	—
Thereafter	—
$20,892
Note 8 — Shareholders Equity
Total authorized capital stock of the Company is 1,099,757 shares of stock, consisting of 200,000 shares of Preferred Stock, 750,000 shares of Class A Common Stock, and 149,757 shares of Class B Non-Voting Common Stock.

As of March 31, 2023 and December 31, 2022, there were 514,946 shares of Class A common stock issued and outstanding, respectively, and no shares of Class B common stock or preferred shares issued.
Note 9 — Earnings per Share
Basic earnings (loss) per share is computed in accordance with ASC Topic 260, Earnings Per Share, by dividing the net income (loss) attributable to holders of common stock by the weighted average shares of common stock outstanding during the period. Diluted earnings (loss) per share is computed by dividing net income (loss) by the weighted average shares of common stock, including the dilutive effect of stock options. There are no other antidilutive financial instruments.
The diluted earnings (loss) per share is the same as the basic earnings (loss) share for the three months ended March 31, 2023 and 2022 as all potential common shares including stock options are anti-dilutive and are therefore excluded from the computation of diluted net profit per share.
The following table summarizes the computation of basic and diluted earnings per share:
	Three Months Ended March 31,
	2023	2022
Numerator:
Basic and Diluted Net loss attributable to common stockholders	$(2,907)	$(2,131)
Denominator:
Weighted average number of shares:
Basic – Class A Common Stock	514,946	514,946
Add: Dilutive effects, as shown separately below
Unvested Stock Options	—	—
Diluted – Class A and Class B Common Stock	514,946	514,946
Basic Net loss per share attributable to common stockholders	$(5.65)	$(4.14)
Diluted Net loss per share attributable to common stockholders	$(5.65)	$(4.14)
Note 10 — Related Party Transactions
Shareholder Promissory Note
See Note 7.
Related Party Promissory Note
See Note 7.
Leases
The Company leases its corporate office and one production facility from its majority shareholder under three operating lease agreements. During the three months ended March 31, 2023 and 2022, the Company paid the majority shareholder total lease payments $26 and $26, respectively, under these lease agreements.
Note 11 — Commitment and Contingency
Liabilities for loss contingencies arising from claims, assessments, litigation, fines, and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount can be reasonably estimated. Legal costs incurred in connection with loss contingencies are expensed as incurred.
In the ordinary course of the business, the Company is subject to periodic legal or administrative proceedings. As of March 31, 2023, the Company is not involved in any material claims or legal actions which, in the opinion of management, the ultimate disposition would have a material adverse effect on the Company’s condensed consolidated financial position, results of operations, or liquidity.
Note 12 — Income Taxes
The Company’s provision for income taxes was a $15 tax benefit for the three months ended March 31, 2023 and a $680 tax benefit for the three months ended March 31, 2022. For the three months ended March 31, 2023 and 2022, income from operations before taxes consisted of amounts related to U.S. operations. The Company maintains a valuation allowance on its deferred tax assets, and intends to do so until there is sufficient evidence to support the reversal of all or some portion of this allowance. Management’s decision to put up a valuation allowance against the Company’s deferred tax assets was based upon cumulative considerations taken during tax year 2022. For the three months ended March 31, 2022, the Company’s position was that all deferred tax assets would be fully realized and did believe it would be appropriate to put up a valuation allowance.
For the three-month periods ended March 31, 2023, and 2022, the Company’s effective income tax rates were as follows:
	2023	2022
Three months ended March 31,	$0.53%	24.20%
The effective tax rate for the three-month period ended March 31, 2023, was below the U.S. statutory tax rate of 21% primarily due to the Company’s valuation allowance and state income tax activity. The effective tax rate for the three-month period ended March 31, 2022, was above the U.S. statutory tax rate of 21% primarily due to additional deferred taxes as a result of the Company’s incremental state taxes.
Note 13 — Fair value
The Company uses valuation approaches that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible. A three-tiered hierarchy is established as a basis for considering such assumptions and for inputs used in the valuation methodologies in measuring fair value. This hierarchy requires that the Company use observable market data, when available, and minimize the use of unobservable inputs when determining fair value:

—
Level 1: observable inputs such as quoted prices in active markets;

—
Level 2: inputs other than the quoted prices in active markets that are observable either directly or indirectly; and

—
Level 3: unobservable inputs in which there is little or no market data, which requires that the Company develop its own assumptions.

The Company’s financial instruments consist of cash and cash equivalents, accounts receivables and accounts payables, where the carrying amount approximates fair value due to the short-term nature of each instrument.
On October 9, 2020, the Company implemented the 2020 Equity Incentive Plan, (the “Plan”) pursuant to which the Company’s Board of Directors may grant stock options to employees and non-employees. The common stock granted as part of the Plan were recorded in equity and classified as Level 3 within the fair value hierarchy.
The fair value of the shareholder promissory note as of March 31, 2023 and December 31, 2022 was $15,710 and $15,595, respectively, and is classified as Level 2 within the fair value hierarchy. The promissory note was valued using a discount cash flow analysis, discounting the contractual debt payments at a market yield of 7%. The market yield is a Level 2 input based on observable yields for convertible notes as sourced from CapitalIQ and Bloomberg.
The fair value of the convertible note as of March 31, 2023 and December 31, 2022 was $814 and $950, respectively, and is classified as Level 3 within the fair value hierarchy. The convertible note was valued using a probability-weighted expected return method (“PWERM”) based on the probabilities of different potential outcomes for the note. The outcomes the Company considered included (i) SPAC Merger, (ii) maturity, and (iii) default. The fair value of the convertible note was determined using the following significant unobservable inputs:
Fair Value Assumption – Convertible Promissory Note	March 31,2023
Principal	$1,100,000
Discount rate	17.44%
Maturity date	6/17/2023
Interest rate (Before February 15, 2023)	10%
Interest rate (After February 15, 2023)	12%
Note 14 — Subsequent events
The Company has evaluated its March 31, 2023 financial statements for subsequent events through July 7, 2023, the date the financial statements were available to be issued. Based upon this review, other than as described below, the Company did not identify any additional subsequent events that would have required adjustment or disclosure in the condensed consolidated financial statements.
Tariff Refund
On April 10, 2023, the Company received $698 of a tariff refund from the U.S. Treasury Department via the Customs and Border Patrol due to sales in the ordinary course of the business.
Conversion of Shareholder Promissory Note
On May 31, 2023, the Company completed the conversion of the outstanding principal and accrued and unpaid interests of the Shareholder Promissory Note of $18,504 held by the majority shareholder into 142,207 shares of Class A Common Stock.
ICI Convertible Notes Issuance
Between May to July 2023, the Company issued an additional $875,000 of ICI Convertible Notes with substantially the same terms and conditions as the previously issued ICI Convertible Notes.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Stockholders and Board of Directors of
Sportsmap Tech Acquisition Corp.
Opinion on the Financial Statements
We have audited the accompanying balance sheets of Sportsmap Tech Acquisition Corp. (the “Company”) as of December 31, 2022 and 2021, the related statements of operations, changes in stockholders’ equity and cash flows for the year ended December 31, 2022 and for the period from May 14, 2021 (inception) through December 31, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for the year ended December 31, 2022 and for the period from May 14, 2021 (inception) through December 31, 2021, in conformity with accounting principles generally accepted in the United States of America.
Explanatory Paragraph — Going Concern
The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As more fully described in Note 1 to the financial statements, the Company’s business plan is dependent on the completion of a business combination by April 20, 2023. If a Business Combination is not consummated by the required date, there will be a mandatory liquidation and subsequent dissolution. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1 to the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ Marcum LLP
Marcum LLP
We have served as the Company’s auditor since 2021.
New York, NY
March 31, 2023

SPORTSMAP TECH ACQUISITION CORP.
BALANCE SHEETS
	December 31,
	2022	2021
Assets:
Cash	$222,266	$931,271
Prepaid expenses-current	162,979	384,730
Total current assets	385,245	1,316,001
Prepaid expenses-non-current	—	111,454
Cash and securities held in Trust Account	118,742,928	117,310,928
Total assets	$119,128,173	$118,738,383
Liabilities, Redeemable Common Stock and Stockholders’ Equity
Accrued offering costs and expenses	$239,024	$175,661
Franchise taxes payable	137,112	—
Income tax payable	83,543	—
Deferred tax liability	72,168	—
Due to related party	21,356	24,613
Total liabilities	553,203	200,274
Commitments and Contingencies (Note 6)
Common stock subject to possible redemption, 11,500,000 shares at redemption value of $10.30	118,454,587	117,300,000
Stockholders’ Equity:
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $0.0001 par value; 100,000,000 shares authorized; 3,550,000 shares issued and outstanding (excluding 11,500,000 shares subject to possible redemption) as of December 31, 2022 and 2021	356	356
Additional paid-in capital	497,120	1,651,707
Accumulated earnings	(377,093)	(413,954)
Total Stockholders’ Equity	120,383	1,238,109
Total Liabilities, Redeemable Common Stock and Stockholders’ Equity	$119,128,173	$118,738,383
The accompanying notes are an integral part of these financial statements.

SPORTSMAP TECH ACQUISITION CORP.
STATEMENTS OF OPERATIONS
	For the Year Ended December 31, 2022	For the Period from May 14, 2021 (Inception) to December 31, 2021
Formation and operating cost	$1,385,573	$424,882
Loss from operations	(1,385,573)	(424,882)
Other income:
Interest earned on cash and securities held in Trust Account	1,739,145	10,928
Total other income	1,739,145	10,928
Income (loss) before provision for income taxes	353,572	(413,954)
Provision for income taxes	(316,711)	—
Net income (loss)	$36,861	$(413,954)
Basic and diluted weighted average shares outstanding, redeemable shares	11,500,000	3,568,966
Basic and diluted income (loss) per common stock, redeemable shares	$0.00	$(0.07)
Basic and diluted weighted average shares outstanding, non-redeemable shares	3,550,000	2,588,793
Basic and diluted income (loss) per common stock, non-redeemable shares	$0.00	$(0.07)
The accompanying notes are an integral part of these financial statements.

SPORTSMAP TECH ACQUISITION CORP.
STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2022 AND FOR THE PERIOD FROM MAY 14, 2021
(INCEPTION) THROUGH DECEMBER 31, 2021
	Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total Stockholders’ Equity
	Shares	Amount
Balance as of May 14, 2021 (inception)	—	$—	$—	$—	$—
Common stock issued to Sponsors	2,875,000	288	24,712	—	25,000
Sale of 675,000 private placement units, net of offering costs	675,000	68	6,748,463	—	6,748,463
Allocated proceeds to public warrants, net of offering costs	—	—	5,383,059	—	5,383,059
Re-measurement of common shares subject to possible redemption	—	—	(10,504,527)	—	(10,504,527)
Net loss	—	—	—	(413,954)	(413,954)
Balance as of December 31, 2021	3,550,000	356	1,651,707	(413,954)	1,238,109
Remeasurement of carrying value to redemption value of shares subject to possible redemption	—	—	(1,154,587)	—	(1,154,587)
Net income	—	—	—	36,861	36,861
Balance as of December 31, 2022	3,550,000	$356	$497,120	$(377,093)	$120,383
The accompanying notes are an integral part of these financial statements.

SPORTSMAP TECH ACQUISITION CORP.
STATEMENTS OF CASH FLOWS
	For the Year Ended December 31, 2022	For the Period from May 14, 2021 (inception) through December 31, 2021
Cash Flows from Operating Activities:
Net income (loss)	$36,861	$(413,954)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Interest earned on cash and securities held in Trust Account	(1,739,145)	(10,928)
Changes in operating assets and liabilities:
Prepaid expenses	333,205	(496,184)
Accrued offering costs and expenses	63,363	175,661
Income tax payable	83,543	—
Deferred tax liability	72,168	—
Franchise taxes payable	137,112	—
Due to related party	(3,257)	24,613
Net cash used in operating activities	(1,016,150)	(720,792)
Cash Flows from Investing Activities:
Principal deposited in Trust Account	—	(117,300,000)
Cash withdrawn from Trust Account to pay taxes	307,145	—
Net cash provided by (used in) investing activities	307,145	(117,300,000)
Cash Flows from Financing Activities:
Proceeds from initial public offering, net of costs	—	112,700,000
Proceeds from sale of founder shares	—	25,000
Proceeds from private placement units	—	6,750,000
Payment of promissory note – related party	—	(323,190)
Payment of deferred offering costs	—	(199,747)
Net cash provided by financing activities	—	118,952,063
Net Change in Cash	(709,005)	931,271
Cash – Beginning of period	931,271	—
Cash – End of period	$222,266	$931,271
Supplemental disclosure of non-cash financing activities:
Deferred offering costs paid by related party	$—	$323,190
Remeasurement of common stock subject to possible redemption	$1,154,587	$—
The accompanying notes are an integral part of these financial statements.

SPORTSMAP TECH ACQUISITION CORP.
Note 1 — Organization and Business Operations
SportsMap Tech Acquisition Corp. (the “Company”) is a newly organized, blank check company incorporated as a Delaware corporation on May 14, 2021. The Company was formed for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities (the “Business Combination”).
As of December 31, 2022, the Company had not commenced any operations. All activity for the period from May 14, 2021 (inception) through December 31, 2022 relates to the Company’s formation and the initial public offering described below and, subsequent to the initial public offering, identifying a target company for a Business Combination. The Company will not generate any operating revenues until after the completion of its initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income on cash and cash equivalents from the proceeds derived from the Initial Public Offering (the “IPO”). The Company has selected December 31 as its fiscal year end.
The Company’s sponsor is SportsMap, LLC, a limited liability company (the “Sponsor”). The registration statement for the Company’s IPO was declared effective on October 18, 2021 (the “Effective Date”). On October 21, 2021, the Company consummated the IPO of 11,500,000 units (the “Units” and, with respect to the Common stock included in the Units being offered, the “public shares”) at $10.00 per Unit, including the full exercise of the underwriters’ over-allotment of 1,500,000 units, generating gross proceeds to the Company of $115,000,000, which is discussed in Note 3.
Simultaneously with the consummation of the IPO, the Company consummated the private placement of 675,000 units (the “Private Placement Units”) at a price of $10.00 per Private Placement Unit to the Sponsor and the representative of the underwriters and/or certain of their designees or affiliates, generating gross proceeds to the Company of $6,750,000, which is described in Note 4.
Transaction costs amounted to $2,822,937 consisting of $2,300,000 of underwriting commissions and $522,937 of other offering costs. $2,686,076 was all charged to temporary equity and $136,861 was charged to additional paid-in capital.
The Company’s management has broad discretion with respect to the specific application of the net proceeds of the IPO and sale of the Private Placement Units, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. The Company’s Business Combination must be with one or more target businesses that together have a fair market value equal to at least 80% of the net balance in the Trust Account (as defined below) (less any taxes payable on interest earned) at the time of the signing a definitive agreement in connection with the initial Business Combination. However, the Company will only complete a Business Combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). There is no assurance that the Company will be able to successfully effect a Business Combination.
Following the closing of the IPO on October 21, 2021, $117,300,000 ($10.20 per Unit) from the net proceeds of the sale of Units in the IPO and a portion of the proceeds of the sale of the Private Placement Units was deposited into a trust account (“Trust Account”) located in the United States with Continental Stock Transfer & Trust Company acting as trustee, and will be invested only in U.S. government treasury bills, notes or bonds with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act and which invest solely in U.S. Treasuries. Except as set forth below, the proceeds held in the Trust Account will not be released until the earlier of: (1) the completion of the initial Business Combination within the required time period; (2) the Company’s redemption of 100% of the outstanding public shares if the Company has not completed an initial Business Combination in the required time period; and (3) the redemption of any public shares properly tendered in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation (A) to modify the substance or timing of the Company’s obligation to allow redemption of public shares as described in the IPO or redeem 100% of the public shares if the Company does not complete the initial Business Combination within the required time period or (B) with respect to any other provision relating to stockholders’ rights or pre-Business Combination activity.
In connection with any proposed initial Business Combination, the Company will either (1) seek stockholder approval of such initial Business Combination at a meeting of stockholders called for such purpose at which stockholders may seek to redeem their shares, regardless of whether they vote for or against the proposed Business Combination or do not vote at all, for their pro rata share of the aggregate amount then on deposit in the Trust Account (net of taxes payable), or (2) provide the Company’s stockholders with the opportunity to sell their shares to the Company by means of a tender offer (and thereby avoid the need for a stockholder vote) for an amount equal to their pro rata share of the aggregate amount then on deposit in the Trust Account (net of taxes payable), in each case subject to the limitations described herein. The decision as to whether the Company will seek stockholder approval of a proposed Business Combination or will allow stockholders to sell their shares to the Company in a tender offer will be made by the Company, solely in its discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require the Company to seek stockholder approval.
The Company will have only 18 months from the closing of the IPO (the “Combination Period”) to complete the initial Business Combination. If the Company is unable to complete the initial Business Combination within such 18-month period, the Company will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining holders of common stock and the board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject (in the case of (ii) and (iii) above) to the Company’s obligations to provide for claims of creditors and the requirements of applicable law.
The initial stockholders have agreed to (i) waive their redemption rights with respect to their private shares in connection with the completion of the initial Business Combination, (ii) waive their redemption rights with respect to their private shares in connection with a stockholder vote to approve an amendment to the Company’s amended and restated certificate of incorporation (A) to modify the substance or timing of the Company’s obligation to redeem 100% of the public shares if the Company does not complete the initial Business Combination within the Combination Period or (B) with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity and (iii) waive their rights to liquidating distributions from the Trust Account with respect to their private shares if the company fail to complete the initial Business Combination within the Combination Period.
The Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a vendor for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amounts in the Trust Account to below $10.20 per share, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under the Company’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. In the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of the Company. The Company has not asked the Sponsor to reserve for such obligations and therefore believes the Sponsor will be unlikely to satisfy its indemnification obligations if it is required to do so.
However, the Company believes the likelihood of the Sponsor having to indemnify the Trust Account is limited because the Company will endeavor to have all vendors and prospective target businesses as well as other entities execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.
For the year ended December 31, 2022, the Company withdrew $307,146 from the Trust Account to pay taxes. No amounts were withdrawn in the period ended 2021.

Business Combination Agreement
On December 5, 2022, SportsMap Tech Acquisition Corp., a Delaware corporation (“SportsMap”), entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among SportsMap, Infrared Cameras Holdings, Inc., a Delaware corporation (“ICI”), and ICH Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of SportsMap (“Merger Sub”).
The Business Combination
The Business Combination Agreement provides that, on the terms and subject to the conditions of the Business Combination Agreement, Merger Sub will merge with and into ICI (the “Merger”) with ICI surviving the Merger as a wholly-owned subsidiary of SportsMap (the “Surviving Company”).
The Business Combination is expected to close in the third quarter of 2023, following the receipt of the required approval of SportsMap’s stockholders and the fulfillment or waiver (if permitted by applicable law) of other customary closing conditions. The closing of the Business Combination is referred to herein as the “Closing”.
Business Combination Consideration
At the effective time of the Merger (the “Effective Time”), in accordance with the terms and subject to the conditions of the Business Combination Agreement:
•
each share of ICI common stock issued and outstanding immediately prior to the Effective Time (other than Dissenting Shares (as defined in the Business Combination Agreement) and shares held immediately prior to the Effective Time by ICI as treasury stock) will be converted into the right to receive such number of shares of SportsMap common stock equal to the Exchange Ratio (as defined below),

•
each option (a “Company Option”) to purchase shares of ICI Class B Common Stock that is outstanding and unexercised immediately prior to the Effective Time, whether vested or unvested, other than any Out-of-the-Money Option (as defined in the Business Combination Agreement) (the “Participating Company Options”), will be converted into an option to purchase a number of shares of SportsMap common stock upon substantially the same terms and conditions (but taking into account any accelerated vesting provided for in ICI’s equity plan or any award agreement by reason of the Business Combination Agreement or the transactions contemplated by the Business Combination Agreement) as are in effect with respect to such Company Option prior to the Effective Time, except that such option shall represent the right to receive a number of shares of SportsMap common stock equal to the number of shares of Company Class B Common Stock subject to such Company Option prior to the Effective Time multiplied by the Exchange Ratio, and the exercise price per share shall be equal to the exercise price per share of such Company Option prior to the Effective Time multiplied by the Exchange Ratio; and each Out-of-the-Money Option will be cancelled and terminated for no consideration;

•
each share of common stock of Merger Sub issued and outstanding immediately prior to the Effective Time will be converted into one share of common stock of the Surviving Company;

•
each share of ICI common stock held immediately prior to the Effective Time by ICI as treasury stock will be cancelled and extinguished for no consideration; and

•
each Dissenting Share of ICI will not convert in the Merger and will be entitled to rely on such rights as are granted pursuant to Delaware law, subject to certain conditions set forth in the Business Combination Agreement and in accordance with applicable law.

The “Exchange Ratio” will be determined by (i) dividing the Adjusted Equity Value by $10, which is the value of one share of Sports Map common stock, and (ii) further dividing the quotient of the calculation in clause (i) by the aggregate number of shares of ICI Common Stock issued and outstanding immediately prior to the Effective Time (other than shares held immediately prior to the Effective Time by ICI as treasury stock) on a fully-diluted basis assuming the exercise of all Participating Company Options, excluding any such shares issuable upon exercise of Out-of-the-Money Options, which will be cancelled at the Effective Time. The “Adjusted Equity Value” will be equal to (a) $100,000,000, less (b) the aggregate amount of ICI’s outstanding indebtedness at the Effective Time, plus (c) the aggregate exercise price that would be paid in respect of Participating Company Options if all Participating Company Options were exercised in full immediately prior to the Effective Time, plus (d) all cash and cash equivalents of ICI as of immediately prior to the Effective Time, plus (e) the aggregate principal amount of any convertible promissory notes entered into by ICI on or after the date of the Business Combination Agreement but prior to the Closing in each case on terms and subject to conditions set forth in the Business Combination Agreement.
Pursuant to the Business Combination Agreement, SportsMap will reserve for issuance 2,400,000 shares of SportsMap common stock (the “Earnout Shares”). The Earnout Shares will be issued pro rata to the holders of ICI common stock if either (a) during the period beginning six months after the closing of the Business Combination and ending on December 31, 2024, the common stock of the post-closing public company (“PubCo”) achieves a market price of $12.50 per share for a specified number of days, or the combined company consummates a transaction in which its stockholders have the right to receive consideration implying a value of at least $12.50 per share, or (b) PubCo achieves revenue of $68.5 million during the fiscal year ending December 31, 2024, subject to certain limitations set forth in the Business Combination Agreement.
In addition, the Business Combination Agreement provides that, if ICI raises additional capital by the issuance of convertible promissory notes on or after the date of the Business Combination Agreement but prior to the Closing, such convertible notes will convert into ICI Class A Common Stock (as defined in the Business Combination Agreement) immediately prior to the Effective Time and will convert in the Merger in the same manner as ICI Common Stock.
Termination
The Business Combination Agreement may be terminated under certain customary and limited circumstances prior to the closing of the Business Combination, including, but not limited to, (i) by either SportsMap or ICI if the Business Combination is not consummated by June 30, 2023, provided that such date may be extended by ICI by an additional 60 days under certain circumstances set forth in the Business Combination Agreement, (ii) by SportsMap if there is a material breach of the representations, warranties or covenants of ICI, subject to a thirty (30)-day cure period following notice of such breach, and (iii) by ICI upon a material breach of the representations, warranties or covenants of SportsMap, subject to a thirty (30)-day cure period following notice of such breach. If the Business Combination Agreement is validly terminated, none of the parties to the Business Combination Agreement will have any liability or any further obligation under the Business Combination Agreement, other than customary confidentiality obligations, except in the case of willful breach or fraud.
Contingent Business Combination Fees
As discussed in Note 6, the Company has engaged various parties to assist in the selection and consummation of a Business Combination. These fees are not due or payable until the consummation of a Business Combination. At December 31, 2022, none of these amounts are reported in the Company’s financial statements.
Liquidity and Capital Resources
As of December 31, 2022, the Company had $222,266 in its operating bank account and working capital of $124,865, excluding taxes.
The Company’s liquidity needs through December 31, 2022 were satisfied through a payment from the Sponsor of $25,000 (see Note 5) for the Founder Shares to cover certain offering costs and the loan under an unsecured promissory note from the Sponsor of up to $400,000. The outstanding balance under the promissory note of $323,190 was paid in full and the unsecured promissory note is no longer available to the Company. As of December 31, 2022, no amounts were outstanding under the unsecured promissory note.
After consummation of the IPO on October 21, 2021, the Company had $24,991 in its operating bank account, and working capital of $1,463,454, which included $2,150,000 of private placement proceeds receivable from the Sponsor which was received into the Company’s operating bank account on October 22, 2021. In addition, in order to finance transaction costs in connection with a Business Combination, the Company’s Sponsor or an affiliate of the Sponsor or certain of the Company’s officers and directors may, but are not obligated to, provide the Company Working Capital Loans, as defined below (see Note 5). As of December 31, 2022, there were no amounts outstanding under any Working Capital Loans.
Going Concern
The Company anticipates that the $222,266 held outside the Trust Account as of December 31, 2022 may not be sufficient to allow the Company to operate for at least 12 months from the issuance of the financial statements, assuming that a business combination is not consummated during that time. Until consummation of its business combination, the Company will be using the funds not held in the Trust Account, and any additional Working Capital Loans (as defined in Note 5) from the initial shareholders, certain of the Company’s officers and directors (see Note 5), for identifying and evaluating prospective acquisition candidates, performing business due diligence on prospective target businesses, traveling to and from the offices, plants or similar locations of prospective target businesses, reviewing corporate documents and material agreements of prospective target businesses, selecting the target business to acquire and structuring, negotiating and consummating the business combination.
The Company can raise additional capital through Working Capital Loans from the initial shareholders, certain of the Company’s officers, and directors (see Note 5), or through loans from third parties. None of the sponsor, officers or directors are under any obligation to advance funds to, or to invest in, the Company. If the Company is unable to raise additional capital, it may be required to take additional measures to conserve liquidity, which could include, but not necessarily be limited to, curtailing operations, suspending the pursuit of its business plan, and reducing overhead expenses. The Company cannot provide any assurance that new financing will be available to it on commercially acceptable terms, if at all. These conditions raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time, which is considered to be one year from the issuance date of these financial statements.
The Company has until April 20, 2023 to consummate a Business Combination. It is uncertain that the Company will be able to consummate a Business Combination by that date, which is less than 12 months from the issuance of these financial statements. If a Business Combination is not consummated by the required date, there will be a mandatory liquidation and subsequent dissolution. In connection with the Company’s assessment of going concern considerations in accordance with the authoritative guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2014-15, “Disclosure of Uncertainties About an Entity’s Ability to Continue as a Going Concern,” management has determined that mandatory liquidation, and subsequent dissolution, should the Company be unable to complete a business combination, raises substantial doubt about the Company’s ability to continue as a going concern for the next 12 months from the issuance of these financial statements. No adjustments have been made to the carrying amounts of assets and liabilities should the Company be required to liquidate after April 20, 2023.
Risks and Uncertainties
Management is currently evaluating the impact of the COVID-19 pandemic and Russia-Ukraine war and has concluded that while it is reasonably possible that the virus and war could have a negative effect on the Company’s financial position, results of its operations and/or search for a target company, the specific impact is not readily determinable as of the date of these financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
Inflation Reduction Act of 2022
On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. The excise tax is imposed on the repurchasing corporation itself, not its shareholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the excise tax.
Any redemption or other repurchase that occurs after December 31, 2022, in connection with a Business Combination, extension vote or otherwise, may be subject to the excise tax. Whether and to what extent the Company would be subject to the excise tax in connection with a Business Combination, extension vote or otherwise would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the Business Combination, extension or otherwise, (ii) the structure of a Business Combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with a Business Combination (or otherwise issued not in connection with a Business Combination but issued within the same taxable year of a Business Combination) and (iv) the content of regulations and other guidance from the Treasury. In addition, because the excise tax would be payable by the Company and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete a Business Combination and in the Company’s ability to complete a Business Combination.
Note 2 — Significant Accounting Policies
Basis of Presentation
The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the SEC.
Emerging Growth Company Status
The Company is an “emerging growth company,” as defined in Section2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012, (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and approval of any golden parachute payments not previously approved.
Further, Section102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.
Use of Estimates
The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period.

Making estimates requires management to exercise significant judgement. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, actual results could differ from those estimates.
Cash and Cash Equivalents
The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of December 31, 2022 and 2021 other than those in the Trust Account.
Cash and Securities Held in Trust Account
As of December 31, 2022 and 2021, the company had $118,742,928 and $117,310,928, respectively, in cash and securities held in the trust account which were invested in US Treasury bills. Net proceeds of the sale of the Units in the Public Offering and the sale of the Private Placement Units were placed in the Trust Account which will only be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. All of the Company’s investments held in the trust account are classified as held-to-maturity securities. Held-to-maturity securities are presented on the balance sheet at amortizable cost at inception and at the end of each subsequent reporting period. Interest earned on the investments during each reporting period is recorded at the end of each reporting period and is reported as interest income in the accompanying statements of operations.
Offering Costs
The Company complies with the requirements of the ASC 340-10-S99-1 and SEC Staff Accounting Bulletin (“SAB”) Topic 5A — “Expenses of Offering”. Offering costs consist of underwriting, legal, accounting and other expenses incurred through the balance sheet date that are directly related to the IPO. Offering costs are allocated to the separable financial instruments to be issued in the IPO based on a relative fair value basis, compared to total proceeds received. Offering costs directly attributable to the issuance of an equity contract to be classified in equity are recorded as a reduction of equity. Offering costs for equity contracts that are classified as assets and liabilities are expensed immediately. Upon closing of the IPO on October 21, 2021, offering costs associated with the common stock and the warrants were charged to temporary equity. Transaction costs amounted to $2,822,937, consisting of $2,300,000 of underwriting commissions and $522,937 of other offering costs. $2,686,076 was all charged to temporary equity and $136,861 was charged to additional paid-in capital.
Fair Value of Financial Instruments
The fair value of the Company’s assets and liabilities, which qualify as financial instruments under the FASB ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the balance sheets, primarily due to its short-term nature.
Common Stock Subject to Possible Redemption
The Company accounts for its common stock subject to possible redemption in accordance with the guidance in FASB ASC Topic 480 “Distinguishing Liabilities from Equity.” Common stock subject to mandatory redemption (if any) is classified as a liability instrument and measured at fair value. Conditionally redeemable common stock (including shares of common stock that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Company’s Common stock will feature certain redemption rights that are considered to be outside of the Company’s control and will be subject to the occurrence of uncertain future events. Accordingly, common stock subject to possible redemption will be presented at redemption value as temporary equity, outside of the stockholders’ equity section of the Company’s balance sheets.

Derivative Financial Instruments
The Company evaluates its financial instruments to determine if such instruments are derivatives or contain features that qualify as embedded derivatives in accordance with ASC Topic 815, “Derivatives and Hedging”. Derivative instruments are initially recorded at fair value on the grant date and re-valued at each reporting date, with changes in the fair value reported in the statements of operations. Derivative assets and liabilities are classified in the balance sheets as current or non-current based on whether or not net-cash settlement or conversion of the instrument could be required within 12 months of the balance sheet date.
Income Taxes
The Company accounts for income taxes under FASB ASC 740, “Income Taxes” (“ASC 740”). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statement and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized.
ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statement and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim period, disclosure and transition. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of December 31, 2022 and 2021. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.
The Company has identified the United States as its only “major” tax jurisdiction.
The Company is subject to income tax examinations by major taxing authorities since inception. These examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with federal and state tax laws. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.
Warrants
The Company accounts for warrants as either equity-classified or liability-classified instruments based on an assessment of the warrant’s specific terms and applicable authoritative guidance in FASB ASC 480, Distinguishing Liabilities from Equity (“ASC 480”) and ASC 815, Derivatives and Hedging (“ASC 815”). The assessment considers whether the warrants are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and whether the warrants meet all of the requirements for equity classification under ASC 815, including whether the warrants are indexed to the Company’s own common stock and whether the warrant holders could potentially require “net cash settlement” in a circumstance outside of the Company’s control, among other conditions for equity classification. This assessment, which requires the use of professional judgment, is conducted at the time warrant issuance and as of each subsequent quarterly period end date while the warrants are outstanding.
For issued or modified warrants that meet all of the criteria for equity classification, the warrants are required to be recorded as a component of additional paid-in capital at the time of issuance. For issued or modified warrants that do not meet all of the criteria for equity classification, the warrants are required to be recorded at their initial fair value on the date of issuance, and each balance sheet date thereafter. The Company accounts for its outstanding warrants as equity-classified instruments.
Net Income (Loss) Per Common Stock
The Company complies with the accounting and disclosure requirements of FASB ASC Topic 260, “Earnings Per Share.” Net income (loss) per common stock is computed by dividing net income (loss) by the weighted average number of shares of common stock outstanding during the period. At December 31, 2022 and 2021, the Company did not have any dilutive securities and other contracts that could, potentially, be exercised or converted into common stock and then share in the earnings of the Company. As a result, diluted income (loss) per common stock is the same as basic income (loss) per common stock for the period presented. The table below presents a reconciliation of the numerator and denominator used to compute basic and diluted net income (loss) per share for each component of common stock for the year ended December 31, 2022 and for the period from May 14, 2021 (inception) through December 31, 2021:
	For the Year Ended December 31, 2022		For the period from May 14, 2021 (inception) through December 31, 2021
	Redeemable	Non-redeemable	Redeemable	Non-redeemable

Basic and diluted net income (loss) per common stock:
Numerator:
Allocation of net income (loss)	$28,166	$8,695	$(239,923)	$(174,031)
Denominator:
Basic and diluted weighted-average shares outstanding	11,500,000	3,550,000	3,568,966	2,588,793
Basic and diluted net income (loss) per share	$0.00	$0.00	$(0.07)	$(0.07)
Concentration of Credit Risk
Financial instruments that potentially subject the Company to concentration of credit risk consist of a cash account in a financial institution which, at times may exceed the federal depository insurance coverage of $250,000. At December 31, 2022 and 2021, the Company had not experienced losses on this account.
Recent Accounting Pronouncements
In August 2020, the FASB issued ASU No. 2020-06, Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging-Contracts in Entity’s Own Equity (Subtopic 815-40) (“ASU 2020-06”), which simplifies the accounting for convertible instruments. The guidance removes certain accounting models that separate the embedded conversion features from the host contract for convertible instruments. ASU 2020-06 allows for a modified or full retrospective method of transition. For smaller reporting companies, this update is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. Early adoption is permitted. We are currently evaluating the impact this change will have on our financial statements.
Management does not believe that any other recently issued, but not effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statements.
Note 3 — Initial Public Offering
On October 21, 2021, the Company sold 11,500,000 Units, including the full exercise of the underwriters’ over-allotment option to purchase 1,500,000 units, at a purchase price of $10.00 per Unit. Each unit consists of one share of common stock, an aggregate of 11,500,000 shares, and three-quarters of one warrant (“public warrants”), an aggregate of 8,625,000 public warrants. Each whole public warrant entitles the holder to purchase one share of common stock at an exercise price of $11.50 per whole share, subject to adjustment (see Note 7).
All of the 11,500,000 common stock sold as part of the Units in the IPO contain a redemption feature which allows for the redemption of such public shares in connection with the Company’s liquidation, if there is a stockholder vote or tender offer in connection with the Business Combination and in connection with certain amendments to the Company’s certificate of incorporation. In accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity” and with the SEC and its staff’s guidance on redeemable equity instruments, which has been codified in ASC 480-10-S99, redemption provisions not solely within the control of the Company require common stock subject to redemption to be classified outside of permanent equity.
The common stock is subject to SEC and its staff’s guidance on redeemable equity instruments, which has been codified in ASC 480-10-S99. If it is probable that the equity instrument will become redeemable, the Company has the option to either accrete changes in the redemption value over the period from the date of issuance (or from the date that it becomes probable that the instrument will become redeemable, if later) to the earliest redemption date of the instrument or to recognize changes in the redemption value immediately as they occur and adjust the carrying amount of the instrument to equal the redemption value at the end of each reporting period. The Company recognizes changes in redemption value immediately as they occur. Immediately upon the closing of the IPO, the Company recognized the accretion from initial book value to redemption amount value. The change in the carrying value of redeemable common stock resulted in charges against additional paid-in capital and accumulated deficit.
As of December 31, 2022 and 2021, the common stock reflected on the balance sheets are reconciled in the following table:
Gross proceeds	$115,000,000
Less:
Proceeds allocated to Public Warrants	(5,518,451)
Redeemable common stock issuance costs	(2,686,076)
Plus:
Remeasurement of carrying value to redemption value	10,504,527
Common stock of shares subject to possible redemption at December 31, 2021	$117,300,000
Plus:
Remeasurement of carrying value to redemption value	1,154,587
Common stock of shares subject to possible redemption at December 31, 2022	$118,454,587
Note 4 — Private Placement
Simultaneously with the closing of the IPO, the Company’s Sponsor, and the representative of the underwriters and/or certain of their designees or affiliates (collectively, the “initial stockholders”) purchased an aggregate of 675,000 Private Placement Units at a price of $10.00 per unit in a private placement, for an aggregate purchase price of $6,750,000, in a private placement. Each unit consists of one share of common stock, an aggregate of 675,000 shares, and three-quarters of one warrant (“private warrants”), an aggregate of 506,250 private warrants.
Private Placement Units are identical to the units sold in the IPO, except that the Private Placement Units (including the private warrants or private shares issuable upon exercise of such warrants) will not be transferable, assignable or saleable until 30 days after the Business Combination. The initial stockholders have agreed not to transfer, assign or sell any of the Private Placement Units and underlying common stock until after the completion of the initial Business Combination.
Additionally, the initial stockholders have agreed to (i) waive their redemption rights with respect to their private shares in connection with the completion of the initial Business Combination, (ii) waive their redemption rights with respect to their private shares in connection with a stockholder vote to approve an amendment to the Company’s amended and restated certificate of incorporation (A) to modify the substance or timing of the Company’s obligation to redeem 100% of the public shares if the Company does not complete the initial Business Combination within the Combination Period or (B) with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity and (iii) waive their rights to liquidating distributions from the Trust Account with respect to their private shares if the company fail to complete the initial Business Combination within the Combination Period.

Note 5 — Related Party Transactions
Founder Shares
In June 2021, the initial stockholders paid $25,000 in exchange for 2,875,000 shares of common stock (the “Founder Shares”). The number of Founder Shares outstanding was determined based on the expectation that the total size of the IPO would be a maximum of 11,500,000 Units if the underwriter’s over-allotment option is exercised in full, and therefore that such Founder Shares would represent 20% of the outstanding shares after the IPO. As of December 31, 2022 and 2021, of the 2,875,000 shares outstanding, none of which were subject to forfeiture due to the full exercise of the over-allotment option by the underwriters upon the consummation of the IPO.
The initial stockholders have agreed not to transfer, assign or sell (i) any of the Founder Shares until nine months after the date of the consummation of the initial Business Combination or earlier if, subsequent to the initial Business Combination, the Company consummates a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of the stockholders having the right to exchange their common stock for cash, securities or other property or (ii) any of the Private Placement Units until the completion of the initial Business Combination. The representative’s Private Placement Units are identical to the Units sold in the IPO except that they may not (including the common stock issuable upon exercise of these warrants), subject to certain limited exceptions, be transferred, assigned or sold by the holders until after the completion of the initial Business Combination. Additionally, for so long as the warrants underlying the Private Placement Units are held by the representative and its designees, they will not be exercisable more than five years from the commencement date of sales in the IPO in accordance with FINRA Rule 5110(g)(8)(A).
Promissory Note — Related Party
The Sponsor agreed to loan the Company up to $400,000 to be used for a portion of the expenses of the IPO. These loans were non-interest bearing, unsecured and due at the earlier of February 28, 2022 or the closing of the IPO. At December 31, 2021, the outstanding balance under the promissory note of $323,190 had been paid in full and the unsecured promissory note is no longer available to the Company. As of December 31, 2022 and 2021, no amounts were outstanding under the unsecured promissory note.
Working Capital Loans
In order to finance transaction costs in connection with an intended initial Business Combination, the initial stockholders, officers and directors and their affiliates may, but are not obligated to, loan the Company funds as may be required (the “Working Capital Loans”). The Working Capital Loans would be evidenced by promissory notes. In the event that the Company is unable to consummate an initial Business Combination, the Company may use a portion of the offering proceeds held outside the Trust Account to repay such loaned amounts but no proceeds from the Trust Account would be used for such repayment. If the Company consummates an initial Business Combination, the notes would either be paid upon consummation of the initial Business Combination, without interest, or, at the lender’s discretion, up to $1,000,000 of the notes may be converted upon consummation of the Business Combination into additional Private Placement Units at a price of $10.00 per unit (which, for example, would result in the holders being issued 100,000 units if the full amount of notes are issued and converted). At December 31, 2022 and 2021, no such Working Capital Loans were outstanding.
Administrative Service Fee
The Company entered into an administrative services agreement on October 18, 2021, pursuant to which the Company will pay the Sponsor a total of $10,000 per month for office space, utilities, secretarial support and other administrative and consulting services. Upon completion of the Company’s initial Business Combination or its liquidation, the Company will cease paying these monthly fees. At December 31, 2022 and 2021, the Company had accrued $21,356 and $24,516, respectively, of administrative service fees. For the year ended December 31, 2022, the Company incurred $120,000 of administrative service fees expense. For the period from May 14, 2021 (inception) through December 31, 2021, the Company incurred $24,516 of administrative service fees expense. Included in the Administrative Service Fee paid to the Sponsor is

$100,000 the Sponsor pays to Lawson Gow, the Company’s Chief Strategy Officer, in connection with services related to identifying and consummating the initial Business Combination.
Related Party Investments
In December 2022, the Chief Executive Officer of the Company, and a director of the Company, loaned a total of $600,000 to Infrared Cameras Holdings, Inc. (“the Borrower”) bearing interest at 10% per annum increasing to 12% per annum on February 15, 2023. Interest is due upon the Maturity Date, which is six months from the effective dates of the notes.
The unpaid principal balance of these notes and accrued and unpaid interest shall be converted into shares of common stock, par value $0.01 per share, of Borrower at the Automatic Conversion Price (“Automatic Conversion”), described below.
The automatic conversion date is immediately before the Borrower consummates an initial public offering or consummates a business combination resulting in the Borrower’s shares of common stock being publicly traded.
The Automatic Conversion Price is approximately 50% less than the publicly traded price if the Borrower consummates an initial public offering, or 50% less than the assigned value per share if the Borrow consummates a business combination resulting in the Borrower’s shares of common stock being publicly traded.
Note 6 — Commitments and Contingencies
Registration Rights
The initial stockholders and their permitted transferees can demand that the Company registers the founder shares, the Private Placement Units and the underlying private shares and private warrants, and the units issuable upon conversion of Working Capital Loans and the underlying common stock and warrants, pursuant to an agreement to be signed prior to or on the date of the IPO. The holders of such securities are entitled to demand that the Company registers these securities at any time after the Company consummates an initial Business Combination. Notwithstanding anything to the contrary, any holder that is affiliated with an underwriter participating in the IPO may only make a demand on one occasion and only during the five-year period beginning on the commencement date of sales in the IPO. In addition, the holders have certain “piggy-back” registration rights on registration statements filed after the Company’s consummation of a Business Combination; provided that any holder that is affiliated with an underwriter participating in the IPO may participate in a “piggy-back” registration only during the seven-year period beginning on the commencement date of sales in the IPO.
Underwriting Agreement
Upon closing the IPO on October 21, 2021, the Company paid a cash underwriting discount of 2.0% per Unit, or $2,300,000.
Business Combination Marketing Agreement
On October 18, 2021, the Company has engaged Roth Capital Partners, LLC, the representative, as an advisor in connection with the Business Combination to assist it in holding meetings with its stockholders to discuss the potential Business Combination and the target business’ attributes, introduce the Company to potential investors that are interested in purchasing its securities in connection with the initial Business Combination, assist the Company in obtaining stockholder approval for the Business Combination and assist the Company with its press releases and public filings in connection with the Business Combination. The Company will pay the representative a cash fee for such services upon the consummation of the initial Business Combination in an amount equal to 3.5% of the gross proceeds of the IPO, or $4,025,000 (exclusive of any applicable finders’ fees which might become payable).
Additionally, the Company engaged Craig-Hallum Capital Group LLC (“Craig-Hallum”) in February 2022 to act as its placement agent and its merger and acquisition advisor in connection with any offering in respect to a Business Combination with a Target. Craig-Hallum will assist with identifying selecting a potential target company, assisting with the formation of a letter of intent (“LOI”), evaluating proposals for potential business combination, assisting in structuring the formation of a potential business combination, identifying and selecting investors and other activities related to a potential business combination. In the event an offering of securities in connection with a Business Combination with a Target or any other evidence of commitment with a Business Combination with a Target, the Company will pay Craig-Hallum a cash fee of 6.0% of the gross proceeds raised and only if Craig-Hallum is the source of introduction to the specific transaction.
Additionally, if the Company completes a Business Combination with a target during the term of the contract with Craig Hallum, Craig-Hallum will be owed an M&A Advisory Fee in stock equal to the greater of (i) 2.0% of the aggregate transaction value of the target; and (ii) 250,000 shares of newley issued common stock registered within 90 days of closing of the Business Combination. Roth Capital will be due 30% of the M&A Advisory Fee in stock.
Legal fees
In October 2022 the Company has engaged ArentFox Schiff LLP (“AFS”) to assist with various routine and business combination related matters. AFS has agreed to perform the foregoing services at a discounted rate, and, subject to final consummation of the Business Combination, the Company will pay an additional amount to AFS equal to the cumulative amount earned by AFS up until the date of the consummation of the Business Combination. To the extent the Business Combination is not completed, the Company will not be required to pay AFS any additional amounts in excess of the discounted rate. For the year ended December 31, 2022 and 2021 the Company has incurred $297,453 and $3,500, respectively, in legal fees. At December 31, 2022 and 2021, $223,748 and $3,500 was unpaid.
Earnout Shares
Pursuant to the Business Combination Agreement, SportsMap will reserve for issuance 2,400,000 shares of SportsMap common stock (the “Earnout Shares”). The Earnout Shares will be issued pro rata to the holders of ICI common stock if either (a) during the period beginning six months after the closing of the Business Combination and ending on December 31, 2024, the common stock of the post-closing public company (“PubCo”) achieves a market price of $12.50 per share for a specified number of days, or the combined company consummates a transaction in which its stockholders have the right to receive consideration implying a value of at least $12.50 per share, or (b) PubCo achieves revenue of $68.5 million during the fiscal year ending December 31, 2024, subject to certain limitations set forth in the Business Combination Agreement.
Note 7 — Stockholders’ Equity
Preferred Stock
The Company is authorized to issue 1,000,000 shares of preferred stock with a par value of $0.0001 per share. At December 31, 2022 and 2021, there were no shares of preferred stock issued or outstanding.
Common Stock
The Company is authorized to issue 100,000,000 shares of common stock with a par value of $0.0001 per share. Holders of the common stock are entitled to one vote for each common stock. At December 31, 2022 and 2021, there were 3,550,000 shares of common stock issued and outstanding, none of which were subject to forfeiture due to the full exercise of the over-allotment option by the underwriters upon the consummation of the IPO.
Warrants
Upon closing of the IPO on October 21, 2021, there were 8,625,000 public warrants and 506,250 private warrants outstanding. Each whole warrant entitles the holder to purchase one share of the Company’s common stock at a price of $11.50 per share, subject to adjustment as described herein. if (x) the Company issues additional shares of common stock or equity-linked securities for capital raising purposes in connection with the closing of the initial Business Combination at an issue price or effective issue price of less than $9.20 per share (with such issue price or effective issue price to be determined in good faith by the board of directors and, in the case of any such issuance to the Company’s initial stockholders or their affiliates, without taking into account any founders’ shares held by the initial stockholders or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the initial Business Combination on the date of the consummation of the initial Business Combination (net of redemptions), and (z) the volume weighted average trading price of the common stock during the 20 trading day period starting on the trading day prior to the day on which the Company consummates the initial Business Combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, and the $18.00 per share redemption trigger price described below will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price.
Each whole warrant entitles the registered holder to purchase one share of the common stock at any time commencing 30 days after the completion of the initial Business Combination and will expire five years after the completion of the initial Business Combination or earlier upon redemption or liquidation.
No warrants will be exercisable for cash unless the Company has an effective and current registration statement covering the issuance of the common stock issuable upon exercise of the warrants and a current prospectus relating to such common stock. Notwithstanding the foregoing, if a registration statement covering the issuance of the common stock issuable upon exercise of the warrants is not effective within 60 days following the consummation of the initial Business Combination, warrant holders may, until such time as there is such an effective registration statement and during any period when the Company shall have failed to maintain such an effective registration statement, exercise warrants on a cashless basis pursuant to an available exemption from registration under the Securities Act. If an exemption from registration is not available, holders will not be able to exercise their warrants on a cashless basis.
Except as described above, no warrants will be exercisable and the Company will not be obligated to issue common stock unless at the time a holder seeks to exercise such warrant, a prospectus relating to the shares of common stock issuable upon exercise of the warrants is current and the shares of common stock have been registered or qualified or deemed to be exempt under the securities laws of the state of residence of the holder of the warrants. Under the terms of the warrant agreement, the Company has agreed to use its best efforts to meet these conditions and to maintain a current prospectus relating to the common stock issuable upon exercise of the warrants until the expiration of the warrants. However, the Company cannot assure you that the Company will be able to do so and, if the Company does not maintain a current prospectus relating to the common stock issuable upon exercise of the warrants, holders will be unable to exercise their warrants and the Company will not be required to settle any such warrant exercise. If the prospectus relating to the common stock issuable upon the exercise of the warrants is not current or if the common stock is not qualified or exempt from qualification in the jurisdictions in which the holders of the warrants reside, the Company will not be required to net cash settle or cash settle the warrant exercise, the warrants may have no value, the market for the warrants may be limited and the warrants may expire worthless.
Redemption of warrants
Once the warrants become exercisable, the Company may redeem the outstanding warrants, in whole and not in part, at a price of $0.01 per warrant:
•
at any time while the warrants are exercisable,

•
upon a minimum of 30 days’ prior written notice of redemption,

•
if, and only if, the last sales price of the common stock equals or exceeds $18.00 (as adjusted for share sub-divisions, share dividends, reorganizations and recapitalizations) for any 20 trading days within a 30 trading-day period commencing after the warrants become exercisable and ending three trading days before the Company sends the notice of redemption, and

•
if, and only if, there is a current registration statement in effect with respect to the issuance of the common stock underlying such warrants at the time of redemption and for the entire 30-day trading period referred to above and continuing each day thereafter until the date of redemption.

If the Company calls the warrants for redemption as described above, the management will have the option to require all holders that wish to exercise warrants to do so on a “cashless basis.” In such event, each holder would pay the exercise price by surrendering the warrants in exchange for that number of shares of common stock equal to the quotient obtained by dividing (x) the product of the number of shares of common stock underlying the surrendered warrants, multiplied by the difference between the exercise price of the surrendered warrants and the fair market value by (y) the fair market value. The “fair market value” for this purpose shall mean the average reported last sale price of the common stock for the 10 trading days ending on the trading day prior to the date of exercise. For example, if a holder held 150 warrants and the fair market value on the trading date prior to exercise was $15.00, that holder would receive 35 shares without the payment of any additional cash consideration. If an exemption from registration is not available, holders will not be able to exercise their warrants on a cashless basis.
Note 8 — Income Tax
The Company’s net deferred tax assets (liability) at December 31, 2022 and 2021 are as follows:
	December 31, 2022	December 31, 2021
Deferred tax liability
Federal net operating loss	$—	$19,227
Start-up costs	319,359	70,399
Unrealized gains on investments in trust account	(72,168)	(2,695)
Total deferred tax asset	247,191	86,930
Valuation allowance	(319,359)	(86,930)
Deferred tax liability, net of allowance	$(72,168)	$—
The income tax provision for the year ended December 31, 2022 and for the period from May 14, 2021 (inception) through December 31, 2021 consists of the following:
	December 31, 2022	December 31, 2021
Federal
Current	$244,544	$—
Deferred	(160,261)	(86,930)
State and Local
Current	—	—
Deferred	—	—
Valuation allowance	232,428	86,930
Income tax provision	$316,711	$—
As of December 31, 2022 and 2021, the Company had $0 and $91,556, respectively, of U.S. federal net operating loss carryovers available to offset future taxable income. The federal net operating loss can be carried forward indefinitely. As of December 31, 2022 and 2021 the Company had did not have any of state net operating loss carryovers available to offset future taxable income.
In assessing the realization of the deferred tax assets, management considers whether it is more likely than not that some portion of all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. After consideration of all of the information available, management believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a full valuation allowance. For the year ended December 31, 2022, the change in the valuation allowance was $232,428. For the period from May 14, 2021 (inception) through December 31, 2021, the change in the valuation allowance was $86,930.
A reconciliation of the federal income tax rate to the Company’s effective tax rate at December 31, 2022 and 2021 is as follows:
	December 31, 2022	December 31, 2021
Statutory federal income tax rate	21.0%	21.0%
Unrealized gains on investments in Trust Account	2.8%	—%
Valuation allowance	65.7%	(21.0)%
Income tax provision	89.5%	0.0%
The Company’s effective tax rates for the periods presented differ from the expected (statutory) rates due to permanent book to tax differenced related to change in fair value of warrants and full valuation allowances on deferred tax assets.
The Company files income tax returns in the U.S. federal jurisdiction and is subject to examination by the various taxing authorities. The Company’s tax returns for the year ended December 31, 2022 and 2021 remain open and subject to examination.
The Company currently owes $83,543 in federal income taxes and 137,115 in Delaware franchise taxes.
Note 9 — Held-to-Maturity Investments
A reconciliation from amortized cost basis to net carrying amount and fair value is provided below for the Company’s held-to-maturity investments:
	December 31, 2022	December 31, 2021
Held-to-maturity investments, amortized cost basis	$118,433,095	$117,299,993
Interest earned on investments	307,051	10,928
Held-to-maturity investments, net carrying amount	118,740,146	117,310,921
Unrealized gain on investments	36,854	1,912
Held-to-maturity investments, fair value	$118,177,000	$117,312,833
There are no indicators of impairment, including other-than-temporary impairments, with respect to the held-to-maturity investments as of December 31, 2022 and 2021. All investments mature within one year of the date of these financial statements; however, they are classified as non-current assets due to contractual restrictions that limit access to the cash and securities held in the Trust Account until the consummation of the Company’s initial Business Combination.
Note 10 — Subsequent Events
The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statements were issued. Based upon this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.

SPORTSMAP TECH ACQUISITION CORP.
CONDENSED BALANCE SHEETS
	March 31, 2023	December 31, 2022
	(Unaudited)
Assets:
Cash	$13,981	$222,266
Prepaid expenses	29,037	162,979
Total current assets	43,018	385,245
Cash and securities held in Trust Account	119,887,584	118,742,928
Total assets	$119,930,602	$119,128,173
Liabilities, Redeemable Common Stock and Stockholders’ (Deficit) Equity
Accrued expenses	$350,708	$239,024
Franchise taxes payable	50,000	137,112
Income tax payable	414,376	83,543
Deferred tax liability	—	72,168
Due to related party	35,356	21,356
Total liabilities	850,440	553,203
Commitments and Contingencies (Note 6)
Common stock subject to possible redemption, 11,500,000 shares at redemption value of $10.39 and $10.30, respectively, as of March 31, 2023 and December 31, 2022	119,427,659	118,454,587
Stockholders’ (Deficit) Equity:
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $0.0001 par value; 100,000,000 shares authorized; 3,550,000 shares issued and outstanding (excluding 11,500,000 shares subject to possible redemption) as of March 31, 2023 and December 31, 2022	356	356
Additional paid-in capital	—	497,120
Accumulated Deficit	(347,853)	(377,093)
Total Stockholders’ (Deficit) Equity	(347,497)	120,383
Total Liabilities, Redeemable Common Stock and Stockholders’ (Deficit) Equity	$119,930,602	$119,128,173
The accompanying notes are an integral part of these unaudited condensed financial statements.

SPORTSMAP TECH ACQUISITION CORP.
UNAUDITED CONDENSED STATEMENTS OF OPERATIONS
	For the Three Months Ended March 31,
	2023	2022
Operating cost	$520,185	$227,175
Loss from operations	(520,185)	(227,175)
Other income:
Interest earned on investments held in Trust Account	1,284,042	40,282
Total other income	1,284,042	40,282
Income (loss) before provision for income taxes	763,857	(186,893)
Provision for income taxes	(258,665)	—
Net income (loss)	$505,192	$(186,893)
Basic and diluted weighted average shares outstanding, redeemable shares	11,500,000	11,500,000
Basic and diluted income (loss) per common stock, redeemable shares	$0.03	(0.01)
Basic and diluted weighted average shares outstanding, non-redeemable shares	3,550,000	3,550,000
Basic and diluted income (loss) per common stock, non-redeemable shares	$0.03	(0.01)
The accompanying notes are an integral part of these unaudited condensed financial statements.

SPORTSMAP TECH ACQUISITION CORP.
UNAUDITED CONDENSED STATEMENTS OF CHANGES IN STOCKHOLDERS’ (DEFICIT) EQUITY
FOR THE THREE MONTHS ENDED MARCH 31, 2023
	Common stock		Additional Paid-in Capital	Accumulated Deficit	Total Stockholders’ Equity (Deficit)
	Shares	Amount
Balance as of December 31, 2022	3,550,000	$356	$497,120	$(377,093)	$120,383
Remeasurement of carrying value to redemption value of shares subject to possible redemption	—	—	(497,120)	(475,952)	(973,072)
Net loss	—	—	—	505,192	505,192
Balance as of March 31, 2023	3,550,000	$356	$—	$(347,853)	$(347,497)
FOR THE THREE MONTHS ENDED MARCH 31, 2022
	Common stock		Additional Paid-in Capital	Accumulated Deficit	Total Stockholders’ Equity
	Shares	Amount
Balance as of December 31, 2021	3,550,000	$356	$1,651,707	$(413,954)	$1,238,109
Net loss	—	—	—	(186,893)	(186,893)
Balance as of March 31, 2022	3,550,000	$356	$1,651,707	$(600,847)	$1,051,216
The accompanying notes are an integral part of these unaudited condensed financial statements.

SPORTSMAP TECH ACQUISITION CORP.
UNAUDITED CONDENSED STATEMENTS OF CASH FLOWS
	For the Three Months Ended March 31,
	2023	2022
Cash Flows from Operating Activities:
Net income (loss)	$505,192	$(186,893)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Interest earned on investments held in Trust Account	(1,284,042)	(40,282)
Changes in operating assets and liabilities:
Prepaid expenses	133,942	50,392
Accrued offering costs and expenses	111,684	(69,965)
Income tax payable	330,833	—
Deferred tax payable	(72,168)	—
Franchise tax payable	(87,112)	—
Due to related party	14,000	(4,454)
Net cash used in operating activities	(347,671)	(251,202)
Cash Flows from Investing Activities:
Cash withdrawn from Trust Account to pay taxes	139,386	—
Net cash provided by investing activities	139,386	—
Net Change in Cash	(208,285)	(251,202)
Cash – Beginning of period	222,266	931,271
Cash – End of period	$13,981	$680,069
Supplemental disclosure of non-cash financing activities:
Remeasurement of common stock subject to possible redemption	$973,072	$—
The accompanying notes are an integral part of these unaudited condensed financial statements.

SPORTSMAP TECH ACQUISITION CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
MARCH 31, 2023
Note 1 — Organization and Business Operations
SportsMap Tech Acquisition Corp. (the “Company”) is a newly organized, blank check company incorporated as a Delaware corporation on May 14, 2021. The Company was formed for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities (the “Business Combination”).
As of March 31, 2023, the Company had not commenced any operations. All activity for the period from May 14, 2021 (inception) through March 31, 2023 relates to the Company’s formation and the initial public offering described below and, subsequent to the initial public offering, identifying a target company for a Business Combination. The Company will not generate any operating revenues until after the completion of its initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income on cash and cash equivalents from the proceeds derived from the Initial Public Offering (the “IPO”).
The Company’s sponsor is SportsMap, LLC, a limited liability company (the “Sponsor”). The registration statement for the Company’s IPO was declared effective on October 18, 2021 (the “Effective Date”). On October 21, 2021, the Company consummated the IPO of 11,500,000 units (the “Units” and, with respect to the Common stock included in the Units being offered, the “public shares”) at $10.00 per Unit, including the full exercise of the underwriters’ over-allotment of 1,500,000 units, generating gross proceeds to the Company of $115,000,000, which is discussed in Note 3.
Simultaneously with the consummation of the IPO, the Company consummated the private placement of 675,000 units (the “Private Placement Units”) at a price of $10.00 per Private Placement Unit to the Sponsor and the representative of the underwriters and/or certain of their designees or affiliates, generating gross proceeds to the Company of $6,750,000, which is described in Note 4.
The Company’s management has broad discretion with respect to the specific application of the net proceeds of the IPO and sale of the Private Placement Units, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. The Company’s Business Combination must be with one or more target businesses that together have a fair market value equal to at least 80% of the net balance in the Trust Account (as defined below) (less any taxes payable on interest earned) at the time of the signing a definitive agreement in connection with the initial Business Combination. However, the Company will only complete a Business Combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). There is no assurance that the Company will be able to successfully effect a Business Combination.
Following the closing of the IPO on October 21, 2021, $117,300,000 ($10.20 per Unit) from the net proceeds of the sale of Units in the IPO and a portion of the proceeds of the sale of the Private Placement Units was deposited into a trust account (“Trust Account”) located in the United States with Continental Stock Transfer & Trust Company acting as trustee, and is invested only in U.S. government treasury bills, notes or bonds with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act and which invest solely in U.S. Treasuries. Except as set forth below, the proceeds held in the Trust Account will not be released until the earlier of: (1) the completion of the initial Business Combination within the required time period; (2) the Company’s redemption of 100% of the outstanding public shares if the Company has not completed an initial Business Combination in the required time period; and (3) the redemption of any public shares properly tendered in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation (A) to modify the substance or timing of the Company’s obligation to allow redemption of public shares as described in the IPO or redeem 100% of the public shares if the Company does not complete the initial Business Combination within the required time period or (B) with respect to any other provision relating to stockholders’ rights or pre-Business Combination activity.

In connection with any proposed initial Business Combination, the Company will either (1) seek stockholder approval of such initial Business Combination at a meeting of stockholders called for such purpose at which stockholders may seek to redeem their shares, regardless of whether they vote for or against the proposed Business Combination or do not vote at all, for their pro rata share of the aggregate amount then on deposit in the Trust Account (net of taxes payable), or (2) provide the Company’s stockholders with the opportunity to sell their shares to the Company by means of a tender offer (and thereby avoid the need for a stockholder vote) for an amount equal to their pro rata share of the aggregate amount then on deposit in the Trust Account (net of taxes payable), in each case subject to the limitations described herein. The decision as to whether the Company will seek stockholder approval of a proposed Business Combination or will allow stockholders to sell their shares to the Company in a tender offer will be made by the Company, solely in its discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require the Company to seek stockholder approval.
The Company has until May 20, 2023 (as extended) to complete the initial Business Combination. If the Company is unable to complete the initial Business Combination within such period, the Company will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining holders of common stock and the board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject (in the case of (ii) and (iii) above) to the Company’s obligations to provide for claims of creditors and the requirements of applicable law.
The initial stockholders have agreed to (i) waive their redemption rights with respect to their private shares in connection with the completion of the initial Business Combination, (ii) waive their redemption rights with respect to their private shares in connection with a stockholder vote to approve an amendment to the Company’s amended and restated certificate of incorporation (A) to modify the substance or timing of the Company’s obligation to redeem 100% of the public shares if the Company does not complete the initial Business Combination within the Combination Period or (B) with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity and (iii) waive their rights to liquidating distributions from the Trust Account with respect to their private shares if the company fail to complete the initial Business Combination within the Combination Period.
The Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a vendor for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amounts in the Trust Account to below $10.20 per share, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under the Company’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. In the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of the Company. The Company has not asked the Sponsor to reserve for such obligations and therefore believes the Sponsor will be unlikely to satisfy its indemnification obligations if it is required to do so.
However, the Company believes the likelihood of the Sponsor having to indemnify the Trust Account is limited because the Company will endeavor to have all vendors and prospective target businesses as well as other entities execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.
For the three months ended March 31, 2023, the Company withdrew $139,386 from the Trust Account to pay taxes. No amounts were withdrawn for the three months ended March 31, 2022.
Business Combination Agreement
On December 5, 2022, SportsMap Tech Acquisition Corp., a Delaware corporation (“SportsMap”), entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among SportsMap, Infrared Cameras Holdings, Inc., a Delaware corporation (“ICI”), and ICH Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of SportsMap (“Merger Sub”).
The Business Combination
The Business Combination Agreement provides that, on the terms and subject to the conditions of the Business Combination Agreement, Merger Sub will merge with and into ICI (the “Merger”) with ICI surviving the Merger as a wholly-owned subsidiary of SportsMap (the “Surviving Company”).
The Business Combination is expected to close in the third quarter of 2023, following the receipt of the required approval of SportsMap’s stockholders and the fulfillment or waiver (if permitted by applicable law) of other customary closing conditions. The closing of the Business Combination is referred to herein as the “Closing”.
Business Combination Consideration
At the effective time of the Merger (the “Effective Time”), in accordance with the terms and subject to the conditions of the Business Combination Agreement:

•
each share of ICI common stock issued and outstanding immediately prior to the Effective Time (other than Dissenting Shares (as defined in the Business Combination Agreement) and shares held immediately prior to the Effective Time by ICI as treasury stock) will be converted into the right to receive such number of shares of SportsMap common stock equal to the Exchange Ratio (as defined below),

•
each option (a “Company Option”) to purchase shares of ICI Class B Common Stock that is outstanding and unexercised immediately prior to the Effective Time, whether vested or unvested, other than any Out-of-the-Money Option (as defined in the Business Combination Agreement) (the “Participating Company Options”), will be converted into an option to purchase a number of shares of SportsMap common stock upon substantially the same terms and conditions (but taking into account any accelerated vesting provided for in ICI’s equity plan or any award agreement by reason of the Business Combination Agreement or the transactions contemplated by the Business Combination Agreement) as are in effect with respect to such Company Option prior to the Effective Time, except that such option shall represent the right to receive a number of shares of SportsMap common stock equal to the number of shares of Company Class B Common Stock subject to such Company Option prior to the Effective Time multiplied by the Exchange Ratio, and the exercise price per share shall be equal to the exercise price per share of such Company Option prior to the Effective Time multiplied by the Exchange Ratio; and each Out-of-the-Money Option will be cancelled and terminated for no consideration;

•
each share of common stock of Merger Sub issued and outstanding immediately prior to the Effective Time will be converted into one share of common stock of the Surviving Company;

•
each share of ICI common stock held immediately prior to the Effective Time by ICI as treasury stock will be cancelled and extinguished for no consideration; and

•
each Dissenting Share of ICI will not convert in the Merger and will be entitled to rely on such rights as are granted pursuant to Delaware law, subject to certain conditions set forth in the Business Combination Agreement and in accordance with applicable law.

The “Exchange Ratio” will be determined by (i) dividing the Adjusted Equity Value by $10.00, which is the value of one share of Sports Map common stock, and (ii) further dividing the quotient of the calculation in clause (i) by the aggregate number of shares of ICI Common Stock issued and outstanding immediately prior to the Effective Time (other than shares held immediately prior to the Effective Time by ICI as treasury stock) on a fully-diluted basis assuming the exercise of all Participating Company Options, excluding any such shares issuable upon exercise of Out-of-the-Money Options, which will be cancelled at the Effective Time. The “Adjusted Equity Value” will be equal to (a) $100,000,000, less (b) the aggregate amount of ICI’s outstanding indebtedness at the Effective Time, plus (b) the aggregate exercise price that would be paid in respect of Participating Company Options if all Participating Company Options were exercised in full immediately prior to the Effective Time, plus (c) all cash and cash equivalents of ICI as of immediately prior to the Effective Time, plus (d) the aggregate principal amount of any convertible promissory notes entered into by ICI on or after the date of the Business Combination Agreement but prior to the Closing in each case on terms and subject to conditions set forth in the Business Combination Agreement.
Pursuant to the Business Combination Agreement, SportsMap will reserve for issuance 2,400,000 shares of SportsMap common stock (the “Earnout Shares”). The Earnout Shares will be issued pro rata to the holders of ICI common stock if either (a) during the period beginning six months after the closing of the Business Combination and ending on December 31, 2024, the common stock of the post-closing public company (“PubCo”) achieves a market price of $12.50 per share for a specified number of days, or the combined company consummates a transaction in which its stockholders have the right to receive consideration implying a value of at least $12.50 per share, or (b) PubCo achieves revenue of $68.5 million during the fiscal year ending December 31, 2024, subject to certain limitations set forth in the Business Combination Agreement.
In addition, the Business Combination Agreement provides that, if ICI raises additional capital by the issuance of convertible promissory notes on or after the date of the Business Combination Agreement but prior to the Closing, such convertible notes will convert into ICI Class A Common Stock (as defined in the Business Combination Agreement) immediately prior to the Effective Time and will convert in the Merger in the same manner as ICI Common Stock.
Termination
The Business Combination Agreement may be terminated under certain customary and limited circumstances prior to the closing of the Business Combination, including, but not limited to, (i) by either SportsMap or ICI if the Business Combination is not consummated by June 30, 2023, provided that such date may be extended by ICI by an additional 60 days under certain circumstances set forth in the Business Combination Agreement, (ii) by SportsMap if there is a material breach of the representations, warranties or covenants of ICI, subject to a thirty (30)-day cure period following notice of such breach, and (iii) by ICI upon a material breach of the representations, warranties or covenants of SportsMap, subject to a thirty (30)-day cure period following notice of such breach. If the Business Combination Agreement is validly terminated, none of the parties to the Business Combination Agreement will have any liability or any further obligation under the Business Combination Agreement, other than customary confidentiality obligations, except in the case of willful breach or fraud.
Contingent Business Combination Fees
As discussed in Note 6, the Company has engaged various parties to assist in the selection and consummation of a Business Combination. These fees are not due or payable until the consummation of a Business Combination. At March 31, 2023 and December 31, 2022, none of these amounts are reported in the Company’s unaudited condensed financial statements.
Liquidity and Capital Resources
As of March 31, 2023, the Company had $13,981 in its operating bank account and working capital deficit of $343,046, excluding taxes.
The Company’s liquidity needs through March 31, 2023 were satisfied through a payment from the Sponsor of $25,000 (see Note 5) for the Founder Shares to cover certain offering costs and the loan under an unsecured promissory note from the Sponsor of up to $400,000. The outstanding balance under the promissory note of $323,190 was paid in full and the unsecured promissory note is no longer available to the Company.
After consummation of the IPO on October 21, 2021, the Company had $2,150,000 of private placement proceeds receivable from the Sponsor which was received into the Company’s operating bank account on October 22, 2021. In order to finance transaction costs in connection with a Business Combination, the Company’s Sponsor or an affiliate of the Sponsor or certain of the Company’s officers and directors may, but are not obligated to, provide the Company Working Capital Loans, as defined below (see Note 5). As of March 31, 2023, there were no amounts outstanding under any Working Capital Loans.
Going Concern
The Company anticipates that the $13,981 held outside the Trust Account as of March 31, 2023 may not be sufficient to allow the Company to operate for at least 12 months from the issuance of the financial statements, assuming that a business combination is not consummated during that time. Until consummation of its business combination, the Company will be using the funds not held in the Trust Account, and any additional Working Capital Loans (as defined in Note 5) from the initial shareholders, certain of the Company’s officers and directors (see Note 5), for identifying and evaluating prospective acquisition candidates, performing business due diligence on prospective target businesses, traveling to and from the offices, plants or similar locations of prospective target businesses, reviewing corporate documents and material agreements of prospective target businesses, selecting the target business to acquire and structuring, negotiating and consummating the business combination.
The Company can raise additional capital through Working Capital Loans from the initial shareholders, certain of the Company’s officers, and directors (see Note 5), or through loans from third parties. None of the sponsor, officers or directors are under any obligation to advance funds to, or to invest in, the Company. If the Company is unable to raise additional capital, it may be required to take additional measures to conserve liquidity, which could include, but not necessarily be limited to, curtailing operations, suspending the pursuit of its business plan, and reducing overhead expenses. The Company cannot provide any assurance that new financing will be available to it on commercially acceptable terms, if at all. These conditions raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time, which is considered to be one year from the issuance date of these unaudited condensed financial statements.
The Company has until May 20, 2023 (as extended) to consummate a Business Combination. It is uncertain that the Company will be able to consummate a Business Combination by that date, which is less than 12 months from the issuance of these unaudited condensed financial statements. If a Business Combination is not consummated by the required date, there will be a mandatory liquidation and subsequent dissolution. In connection with the Company’s assessment of going concern considerations in accordance with the authoritative guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2014-15, “Disclosure of Uncertainties About an Entity’s Ability to Continue as a Going Concern,” management has determined that mandatory liquidation, and subsequent dissolution, should the Company be unable to complete a business combination, raises substantial doubt about the Company’s ability to continue as a going concern for the next 12 months from the issuance of these unaudited condensed financial statements. No adjustments have been made to the carrying amounts of assets and liabilities should the Company be required to liquidate after May 20, 2023.
Risks and Uncertainties
Management is currently evaluating the impact of the COVID-19 pandemic and Russia-Ukraine war and has concluded that while it is reasonably possible that the virus and war could have a negative effect on the Company’s financial position, results of its operations and/or search for a target company, the specific impact is not readily determinable as of the date of these unaudited condensed financial statements. The unaudited condensed financial statements do not include any adjustments that might result from the outcome of this uncertainty.
Inflation Reduction Act of 2022
On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. The excise tax is imposed on the repurchasing corporation itself, not its shareholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the excise tax.
On December 27, 2022, the Treasury published Notice 2023-2, which provided clarification on some aspects of the application of the excise tax. The notice generally provides that if a publicly traded U.S. corporation completely liquidates and dissolves, distributions in such complete liquidation and other distributions by such corporation in the same taxable year in which the final distribution in complete liquidation and dissolution is made are not subject to the excise tax. Although such notice clarifies certain aspects of the excise tax, the interpretation and operation of aspects of the excise tax (including its application and operation with respect to SPACs) remain unclear and such interim operating rules are subject to change.
Because the application of this excise tax is not entirely clear, any redemption or other repurchase effected by the Company, in connection with a Business Combination, extension vote or otherwise, may be subject to this excise tax. Because any such excise tax would be payable by the Company and not by the redeeming holders, it could cause a reduction in the value of the Company’s Class A common stock, cash available with which to effectuate a Business Combination or cash available for distribution in a subsequent liquidation. Whether and to what extent the Company would be subject to the excise tax in connection with a Business Combination will depend on a number of factors, including (i) the structure of the Business Combination, (ii) the fair market value of the redemptions and repurchases in connection with the Business Combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with the Business Combination (or any other equity issuances within the same taxable year of the Business Combination) and (iv) the content of any subsequent regulations, clarifications, and other guidance issued by the Treasury. Further, the application of the excise tax in respect of distributions pursuant to a liquidation of a publicly traded U.S. corporation is uncertain and has not been addressed by the Treasury in regulations, and it is possible that the proceeds held in the Trust Account could be used to pay any excise tax owed by the Company in the event the Company is unable to complete a Business Combination in the required time and redeem 100% of the remaining Class A common stock in accordance with the Company’s amended and restated certificate of incorporation, in which case the amount that would otherwise be received by the public stockholders in connection with the Company’s liquidation would be reduced..
Note 2 — Significant Accounting Policies
Basis of Presentation
The accompanying unaudited condensed financial statements of the Company are presented in conformity with accounting principles generally accepted in the United States of America (“US GAAP”) and pursuant to the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”). Accordingly, they do not include all of the information and footnotes required by GAAP. In the opinion of management, the unaudited condensed financial statements reflect all adjustments, which include only normal recurring adjustments necessary for the fair statement of the balances and results for the periods presented.
The accompanying unaudited condensed financial statements should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 as filed with the SEC on March 31, 2023, which contains the audited financial statements and notes thereto. The interim results for the three months ended March 31, 2023 are not necessarily indicative of the results to be expected for the year ending December 31, 2023 or for any future interim periods.
Emerging Growth Company Status
The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012, (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and approval of any golden parachute payments not previously approved.
Further, Section 102 (b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s unaudited condensed financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.
Use of Estimates
The preparation of unaudited condensed financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the unaudited condensed financial statements and the reported amounts of expenses during the reporting period.
Making estimates requires management to exercise significant judgement. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the unaudited condensed financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, actual results could differ from those estimates.
Cash and Cash Equivalents
The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of March 31, 2023 and December 31, 2022 other than those in the Trust Account.
Cash and Securities Held in Trust Account
As of March 31, 2023 and December 31, 2022, the company had $119,887,584 and $118,742,928, respectively, in cash and securities held in the trust account which were invested in US Treasury bills. Net proceeds of the sale of the Units in the Public Offering and the sale of the Private Placement Units were placed in the Trust Account which are only be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. All of the Company’s investments held in the trust account are classified as held-to-maturity securities. Held-to-maturity securities are presented on the balance sheet at amortizable cost at inception and at the end of each subsequent reporting period. Interest earned on the investments during each reporting period is recorded at the end of each reporting period and is reported as interest income in the accompanying condensed statements of operations.
Fair Value of Financial Instruments
The fair value of the Company’s assets and liabilities, which qualify as financial instruments under the FASB ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the balance sheets, primarily due to its short-term nature.
Common Stock Subject to Possible Redemption
The Company accounts for its common stock subject to possible redemption in accordance with the guidance in FASB ASC Topic 480 “Distinguishing Liabilities from Equity.” Common stock subject to mandatory redemption (if any) is classified as a liability instrument and measured at fair value. Conditionally redeemable common stock (including shares of common stock that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Company’s Common stock will feature certain redemption rights that are considered to be outside of the Company’s control and will be subject to the occurrence of uncertain future events. Accordingly, common stock subject to possible redemption will be presented at redemption value as temporary equity, outside of the stockholders’ equity section of the Company’s balance sheets.
Derivative Financial Instruments
The Company evaluates its financial instruments to determine if such instruments are derivatives or contain features that qualify as embedded derivatives in accordance with ASC Topic 815, “Derivatives and Hedging”. Derivative instruments are initially recorded at fair value on the grant date and re-valued at each reporting date, with changes in the fair value reported in the statements of operations. Derivative assets and liabilities are classified in the balance sheets as current or non-current based on whether or not net-cash settlement or conversion of the instrument could be required within 12 months of the balance sheet date.
Income Taxes
The Company accounts for income taxes under ASC 740, “Income Taxes.” ASC 740, Income Taxes, requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the unaudited condensed financial statements and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized. As of March 31, 2023 and December 31, 2022, the Company’s deferred tax asset had a full valuation allowance recorded against it.
While ASC 740 identifies usage of an effective annual tax rate for purposes of an interim provision, it does allow for estimating individual elements in the current period if they are significant, unusual or infrequent. Computing the effective tax rate for the Company is complicated due to the potential impact of the timing of any Business Combination expenses and the actual interest income that will be recognized during the year. The Company has taken a position as to the calculation of income tax expense in a current period based on ASC 740-270-25-3 which states, “If an entity is unable to estimate a part of its ordinary income (or loss) or the related tax (benefit) but is otherwise able to make a reasonable estimate, the tax (or benefit) applicable to the item that cannot be estimated shall be reported in the interim period in which the item is reported.” The Company believes its calculation to be a reliable estimate and allows it to properly take into account the usual elements that can impact its annualized book income and its impact on the effective tax rate. As such, the Company is computing its taxable income (loss) and associated income tax provision based on actual results through March 31, 2023.
Our effective tax rate was 34% and 0% for the three months ended March 31, 2023 and 2022, respectively. The effective tax rate differs from the statutory tax rate of 21% for the three months ended March 31, 2023 and 2022, due to the valuation allowance on the deferred tax assets.
ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim period, disclosure and transition.
The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of March 31, 2023 and December 31, 2022. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.
The Company has identified the United States as its only “major” tax jurisdiction. The Company is subject to income taxation by major taxing authorities since inception. These examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with federal and state tax laws. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.
Warrants
The Company accounts for warrants as either equity-classified or liability-classified instruments based on an assessment of the warrant’s specific terms and applicable authoritative guidance in FASB ASC 480, Distinguishing Liabilities from Equity (“ASC 480”) and ASC 815, Derivatives and Hedging (“ASC 815”). The assessment considers whether the warrants are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and whether the warrants meet all of the requirements for equity classification under ASC 815, including whether the warrants are indexed to the Company’s own common stock and whether the warrant holders could potentially require “net cash settlement” in a circumstance outside of the Company’s control, among other conditions for equity classification. This assessment, which requires the use of professional judgment, is conducted at the time warrant issuance and as of each subsequent quarterly period end date while the warrants are outstanding.
For issued or modified warrants that meet all of the criteria for equity classification, the warrants are required to be recorded as a component of additional paid-in capital at the time of issuance. For issued or modified warrants that do not meet all of the criteria for equity classification, the warrants are required to be recorded at their initial fair value on the date of issuance, and each balance sheet date thereafter. The Company accounts for its outstanding warrants as equity-classified instruments.
Net Income (Loss) Per Common Stock
The Company complies with the accounting and disclosure requirements of FASB ASC Topic 260, “Earnings Per Share.” Net income (loss) per common stock is computed by dividing net income (loss) by the weighted average number of shares of common stock outstanding during the period. At March 31, 2023 and 2022, the Company did not have any dilutive securities and other contracts that could, potentially, be exercised or converted into common stock and then share in the earnings of the Company. As a result, diluted income (loss) per common stock is the same as basic income (loss) per common stock for the period presented. The table below presents a reconciliation of the numerator and denominator used to compute basic and diluted net income (loss) per share for each component of common stock for the three months ended March 31, 2023 and 2022:
	For the Three Months Ended March 31,
	2023		2022
	Redeemable	Non-redeemable	Redeemable	Non-redeemable
Basic and diluted net income (loss) per common stock:
Numerator:
Allocation of net income (loss)	$386,027	$119,165	(142,809)	(44,084)
Denominator:
Basic and diluted weighted-average shares outstanding	11,500,000	3,550,000	11,500,000	3,550,000
Basic and diluted net income (loss) per share	$0.03	$0.03	$(0.01)	$(0.01)
Concentration of Credit Risk
Financial instruments that potentially subject the Company to concentration of credit risk consist of a cash account in a financial institution which, at times may exceed the federal depository insurance coverage of $250,000. At March 31, 2023 and December 31, 2022, the Company had not experienced losses on this account.
Recent Accounting Pronouncements
Management does not believe that any other recently issued, but not effective, accounting standards, if currently adopted, would have a material effect on the Company’s unaudited condensed financial statements.

Note 3 — Initial Public Offering
On October 21, 2021, the Company sold 11,500,000 Units, including the full exercise of the underwriters’ over-allotment option to purchase 1,500,000 units, at a purchase price of $10.00 per Unit. Each unit consists of one share of common stock, an aggregate of 11,500,000 shares, and three-quarters of one warrant (“public warrants”), an aggregate of 8,625,000 public warrants. Each whole public warrant entitles the holder to purchase one share of common stock at an exercise price of $11.50 per whole share, subject to adjustment (see Note 7).
All of the 11,500,000 common stock sold as part of the Units in the IPO contain a redemption feature which allows for the redemption of such public shares in connection with the Company’s liquidation, if there is a stockholder vote or tender offer in connection with the Business Combination and in connection with certain amendments to the Company’s certificate of incorporation. In accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity” and with the SEC and its staff’s guidance on redeemable equity instruments, which has been codified in ASC 480-10-S99, redemption provisions not solely within the control of the Company require common stock subject to redemption to be classified outside of permanent equity.
The common stock is subject to SEC and its staff’s guidance on redeemable equity instruments, which has been codified in ASC 480-10-S99. If it is probable that the equity instrument will become redeemable, the Company has the option to either accrete changes in the redemption value over the period from the date of issuance (or from the date that it becomes probable that the instrument will become redeemable, if later) to the earliest redemption date of the instrument or to recognize changes in the redemption value immediately as they occur and adjust the carrying amount of the instrument to equal the redemption value at the end of each reporting period. The Company recognizes changes in redemption value immediately as they occur. Immediately upon the closing of the IPO, the Company recognized the accretion from initial book value to redemption amount value. The change in the carrying value of redeemable common stock resulted in charges against additional paid-in capital and accumulated deficit.
As of March 31, 2023 and December 31, 2022, the common stock reflected on the balance sheets are reconciled in the following table:
Common stock of shares subject to possible redemption at December 31, 2021	$117,300,000
Plus:
Remeasurement of carrying value to redemption value	1,154,587
Common stock of shares subject to possible redemption at December 31, 2022	$118,454,587
Plus:
Remeasurement of carrying value to redemption value	973,072
Common stock of shares subject to possible redemption at March 31, 2023	$119,427,659
Note 4 — Private Placement
Simultaneously with the closing of the IPO, the Company’s Sponsor, and the representative of the underwriters and/or certain of their designees or affiliates (collectively, the “initial stockholders”) purchased an aggregate of 675,000 Private Placement Units at a price of $10.00 per unit in a private placement, for an aggregate purchase price of $6,750,000, in a private placement. Each unit consists of one share of common stock, an aggregate of 675,000 shares, and three-quarters of one warrant (“private warrants”), an aggregate of 506,250 private warrants.
Private Placement Units are identical to the units sold in the IPO, except that the Private Placement Units (including the private warrants or private shares issuable upon exercise of such warrants) will not be transferable, assignable or saleable until 30 days after the Business Combination. The initial stockholders have agreed not to transfer, assign or sell any of the Private Placement Units and underlying common stock until after the completion of the initial Business Combination.
Additionally, the initial stockholders have agreed to (i) waive their redemption rights with respect to their private shares in connection with the completion of the initial Business Combination, (ii) waive their redemption rights with respect to their private shares in connection with a stockholder vote to approve an amendment to the Company’s amended and restated certificate of incorporation (A) to modify the substance or timing of the Company’s obligation to redeem 100% of the public shares if the Company does not complete the initial Business Combination within the Combination Period or (B) with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity and (iii) waive their rights to liquidating distributions from the Trust Account with respect to their private shares if the company fail to complete the initial Business Combination within the Combination Period.
Note 5 — Related Party Transactions
Founder Shares
In June 2021, the initial stockholders paid $25,000 in exchange for 2,875,000 shares of common stock (the “Founder Shares”). The number of Founder Shares outstanding was determined based on the expectation that the total size of the IPO would be a maximum of 11,500,000 Units if the underwriter’s over-allotment option is exercised in full, and therefore that such Founder Shares would represent 20% of the outstanding shares after the IPO.
The initial stockholders have agreed not to transfer, assign or sell (i) any of the Founder Shares until nine months after the date of the consummation of the initial Business Combination or earlier if, subsequent to the initial Business Combination, the Company consummates a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of the stockholders having the right to exchange their common stock for cash, securities or other property or (ii) any of the Private Placement Units until the completion of the initial Business Combination. The representative’s Private Placement Units are identical to the Units sold in the IPO except that they may not (including the common stock issuable upon exercise of these warrants), subject to certain limited exceptions, be transferred, assigned or sold by the holders until after the completion of the initial Business Combination. Additionally, for so long as the warrants underlying the Private Placement Units are held by the representative and its designees, they will not be exercisable more than five years from the commencement date of sales in the IPO in accordance with FINRA Rule 5110(g)(8)(A).
Promissory Note — Related Party
The Sponsor agreed to loan the Company up to $400,000 to be used for a portion of the expenses of the IPO. These loans were non-interest bearing, unsecured and due at the earlier of February 28, 2022 or the closing of the IPO. As of March 31, 2023 and December 31, 2022, no amounts were outstanding under the unsecured promissory note.
Working Capital Loans
In order to finance transaction costs in connection with an intended initial Business Combination, the initial stockholders, officers and directors and their affiliates may, but are not obligated to, loan the Company funds as may be required (the “Working Capital Loans”). The Working Capital Loans would be evidenced by promissory notes. In the event that the Company is unable to consummate an initial Business Combination, the Company may use a portion of the offering proceeds held outside the Trust Account to repay such loaned amounts but no proceeds from the Trust Account would be used for such repayment. If the Company consummates an initial Business Combination, the notes would either be paid upon consummation of the initial Business Combination, without interest, or, at the lender’s discretion, up to $1,000,000 of the notes may be converted upon consummation of the Business Combination into additional Private Placement Units at a price of $10.00 per unit (which, for example, would result in the holders being issued 100,000 units if the full amount of notes are issued and converted). At March 31, 2023 and December 31, 2022, no such Working Capital Loans were outstanding.
Administrative Service Fee
The Company entered into an administrative services agreement on October 18, 2021, pursuant to which the Company will pay the Sponsor a total of $10,000 per month for office space, utilities, secretarial support and other administrative and consulting services. Upon completion of the Company’s initial Business

Combination or its liquidation, the Company will cease paying these monthly fees. At March 31, 2023 and December 31, 2022, the Company had accrued $21,356 and $21,356, respectively, of administrative service fees. For the three months ended March 31, 2023 and 2022, the Company incurred $30,000 and $30,000 of administrative service fees expense, respectively. Included in the Administrative Service Fee paid to the Sponsor is $100,000 the Sponsor pays to Lawson Gow, the Company’s Chief Strategy Officer, in connection with services related to identifying and consummating the initial Business Combination.
Related Party Investments
In December 2022, the Chief Executive Officer of the Company, and a director of the Company, loaned a total of $600,000 to Infrared Cameras Holdings, Inc. (“the Borrower”) bearing interest at 10% per annum increasing to 12% per annum on February 15, 2023. Interest is due upon the Maturity Date, which is six months from the effective dates of the notes.
The unpaid principal balance of these notes and accrued and unpaid interest shall be converted into shares of common stock, par value $0.01 per share, of Borrower at the Automatic Conversion Price (“Automatic Conversion”), described below.
The automatic conversion date is immediately before the Borrower consummates an initial public offering or consummates a business combination resulting in the Borrower’s shares of common stock being publicly traded.
The Automatic Conversion Price is approximately 50% less than the publicly traded price if the Borrower consummates an initial public offering, or 50% less than the assigned value per share if the Borrow consummates a business combination resulting in the Borrower’s shares of common stock being publicly traded.
Note 6 — Commitments and Contingencies
Registration Rights
The initial stockholders and their permitted transferees can demand that the Company registers the founder shares, the Private Placement Units and the underlying private shares and private warrants, and the units issuable upon conversion of Working Capital Loans and the underlying common stock and warrants, pursuant to an agreement to be signed prior to or on the date of the IPO. The holders of such securities are entitled to demand that the Company registers these securities at any time after the Company consummates an initial Business Combination. Notwithstanding anything to the contrary, any holder that is affiliated with an underwriter participating in the IPO may only make a demand on one occasion and only during the five-year period beginning on the commencement date of sales in the IPO. In addition, the holders have certain “piggy-back” registration rights on registration statements filed after the Company’s consummation of a Business Combination; provided that any holder that is affiliated with an underwriter participating in the IPO may participate in a “piggy-back” registration only during the seven-year period beginning on the commencement date of sales in the IPO.
Business Combination Marketing Agreement
On October 18, 2021, the Company has engaged Roth Capital Partners, LLC, the representative, as an advisor in connection with the Business Combination to assist it in holding meetings with its stockholders to discuss the potential Business Combination and the target business’ attributes, introduce the Company to potential investors that are interested in purchasing its securities in connection with the initial Business Combination, assist the Company in obtaining stockholder approval for the Business Combination and assist the Company with its press releases and public filings in connection with the Business Combination. The Company will pay the representative a cash fee for such services upon the consummation of the initial Business Combination in an amount equal to 3.5% of the gross proceeds of the IPO, or $4,025,000 (exclusive of any applicable finders’ fees which might become payable).
Additionally, the Company engaged Craig-Hallum Capital Group LLC (“Craig-Hallum”) in February 2022 to act as its placement agent and its merger and acquisition advisor in connection with any offering in respect to a Business Combination with a Target. Craig-Hallum will assist with identifying selecting a potential target company, assisting with the formation of a letter of intent (“LOI”), evaluating proposals for potential business combination, assisting in structuring the formation of a potential business combination, identifying and selecting investors and other activities related to a potential business combination. In the event an offering of securities in connection with a Business Combination with a Target or any other evidence of commitment with a Business Combination with a Target, the Company will pay Craig-Hallum a cash fee of 6.0% of the gross proceeds raised and only if Craig-Hallum is the source of introduction to the specific transaction.
Additionally, if the Company completes a Business Combination with a target during the term of the contract with Craig Hallum, Craig-Hallum will be owed an M&A Advisory Fee in stock equal to the greater of (i) 2.0% of the aggregate transaction value of the target; and (ii) 250,000 shares of newley issued common stock registered within 90 days of closing of the Business Combination. Roth Capital will be due 30% of the M&A Advisory Fee in stock.
Legal fees
In October 2022 the Company has engaged ArentFox Schiff LLP (“AFS”) to assist with various routine and business combination related matters. AFS has agreed to perform the foregoing services at a discounted rate, and, subject to final consummation of the Business Combination, the Company will pay an additional amount to AFS equal to the cumulative amount earned by AFS up until the date of the consummation of the Business Combination. To the extent the Business Combination is not completed, the Company will not be required to pay AFS any additional amounts in excess of the discounted rate. For the three months ended March 31, 2023 and 2022 the Company has incurred $79,706 and $10,500, respectively, in legal fees. At March 31, 2023 and December 31, 2022, $194,522 and $223,748 was unpaid.
Earnout Shares
Pursuant to the Business Combination Agreement, SportsMap will reserve for issuance 2,400,000 shares of SportsMap common stock (the “Earnout Shares”). The Earnout Shares will be issued pro rata to the holders of ICI common stock if either (a) during the period beginning six months after the closing of the Business Combination and ending on December 31, 2024, the common stock of the post-closing public company (“PubCo”) achieves a market price of $12.50 per share for a specified number of days, or the combined company consummates a transaction in which its stockholders have the right to receive consideration implying a value of at least $12.50 per share, or (b) PubCo achieves revenue of $68.5 million during the fiscal year ending December 31, 2024, subject to certain limitations set forth in the Business Combination Agreement.
Note 7 — Stockholders’ Equity
Preferred Stock
The Company is authorized to issue 1,000,000 shares of preferred stock with a par value of $0.0001 per share. At March 31, 2023 and December 31, 2022, there were no shares of preferred stock issued or outstanding.
Common Stock
The Company is authorized to issue 100,000,000 shares of common stock with a par value of $0.0001 per share. Holders of the common stock are entitled to one vote for each common stock. At March 31, 2023 and December 31, 2022, there were 3,550,000 shares of common stock issued and outstanding.
Warrants
As of March 31, 2023 and December 31, 2022, there were 8,625,000 public warrants and 506,250 private warrants outstanding. Each whole warrant entitles the holder to purchase one share of the Company’s common stock at a price of $11.50 per share, subject to adjustment as described herein. if (x) the Company issues additional shares of common stock or equity-linked securities for capital raising purposes in connection with the closing of the initial Business Combination at an issue price or effective issue price of less than $9.20 per share (with such issue price or effective issue price to be determined in good faith by the board of directors and, in the case of any such issuance to the Company’s initial stockholders or their affiliates, without taking into account any founders’ shares held by the initial stockholders or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the initial Business Combination on the date of the consummation of the initial Business Combination (net of redemptions), and (z) the volume weighted average trading price of the common stock during the 20 trading day period starting on the trading day prior to the day on which the Company consummates the initial Business Combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, and the $18.00 per share redemption trigger price described below will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price.
Each whole warrant entitles the registered holder to purchase one share of the common stock at any time commencing 30 days after the completion of the initial Business Combination and will expire five years after the completion of the initial Business Combination or earlier upon redemption or liquidation.
No warrants will be exercisable for cash unless the Company has an effective and current registration statement covering the issuance of the common stock issuable upon exercise of the warrants and a current prospectus relating to such common stock. Notwithstanding the foregoing, if a registration statement covering the issuance of the common stock issuable upon exercise of the warrants is not effective within 60 days following the consummation of the initial Business Combination, warrant holders may, until such time as there is such an effective registration statement and during any period when the Company shall have failed to maintain such an effective registration statement, exercise warrants on a cashless basis pursuant to an available exemption from registration under the Securities Act. If an exemption from registration is not available, holders will not be able to exercise their warrants on a cashless basis.
Except as described above, no warrants will be exercisable and the Company will not be obligated to issue common stock unless at the time a holder seeks to exercise such warrant, a prospectus relating to the shares of common stock issuable upon exercise of the warrants is current and the shares of common stock have been registered or qualified or deemed to be exempt under the securities laws of the state of residence of the holder of the warrants. Under the terms of the warrant agreement, the Company has agreed to use its best efforts to meet these conditions and to maintain a current prospectus relating to the common stock issuable upon exercise of the warrants until the expiration of the warrants. However, the Company cannot assure you that the Company will be able to do so and, if the Company does not maintain a current prospectus relating to the common stock issuable upon exercise of the warrants, holders will be unable to exercise their warrants and the Company will not be required to settle any such warrant exercise. If the prospectus relating to the common stock issuable upon the exercise of the warrants is not current or if the common stock is not qualified or exempt from qualification in the jurisdictions in which the holders of the warrants reside, the Company will not be required to net cash settle or cash settle the warrant exercise, the warrants may have no value, the market for the warrants may be limited and the warrants may expire worthless.
Redemption of warrants
Once the warrants become exercisable, the Company may redeem the outstanding warrants, in whole and not in part, at a price of $0.01 per warrant:

•
at any time while the warrants are exercisable,

•
upon a minimum of 30 days’ prior written notice of redemption,

•
if, and only if, the last sales price of the common stock equals or exceeds $18.00 (as adjusted for share sub-divisions, share dividends, reorganizations and recapitalizations) for any 20 trading days within a 30 trading-day period commencing after the warrants become exercisable and ending three trading days before the Company sends the notice of redemption, and

•
if, and only if, there is a current registration statement in effect with respect to the issuance of the common stock underlying such warrants at the time of redemption and for the entire 30-day trading period referred to above and continuing each day thereafter until the date of redemption.

If the Company calls the warrants for redemption as described above, the management will have the option to require all holders that wish to exercise warrants to do so on a “cashless basis.” In such event, each holder would pay the exercise price by surrendering the warrants in exchange for that number of shares of common stock equal to the quotient obtained by dividing (x) the product of the number of shares of common stock underlying the surrendered warrants, multiplied by the difference between the exercise price of the surrendered warrants and the fair market value by (y) the fair market value. The “fair market value” for this purpose shall mean the average reported last sale price of the common stock for the 10 trading days ending on the trading day prior to the date of exercise. For example, if a holder held 150 warrants and the fair market value on the trading date prior to exercise was $15.00, that holder would receive 35 shares without the payment of any additional cash consideration. If an exemption from registration is not available, holders will not be able to exercise their warrants on a cashless basis.
Note 8 — Held-to-Maturity Investments
A reconciliation from amortized cost basis to net carrying amount and fair value is provided below for the Company’s held-to-maturity investments:
	March 31, 2023	December 31, 2022
Held-to-maturity investments, amortized cost basis	$119,739,335	$118,433,095
Interest earned on investments	146,629	307,051
Held-to-maturity investments, net carrying amount	119,885,964	118,740,146
Unrealized gain on investments	11,797	36,854
Held-to-maturity investments, fair value	$119,897,761	$118,177,000
There are no indicators of impairment, including other-than-temporary impairments, with respect to the held-to-maturity investments as of March 31, 2023 and December 31, 2022. All investments mature within one year of the date of these unaudited condensed financial statements; however, they are classified as non-current assets due to contractual restrictions that limit access to the cash and securities held in the Trust Account until the consummation of the Company’s initial Business Combination.
Note 9 — Subsequent Events
The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the unaudited condensed financial statements were issued. Based upon this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the unaudited condensed financial statements, other than noted below.
On April 14, 2023, the Company held a special meeting of stockholders (the “Meeting”), at which the Company’s stockholder of record voted to approve the amendment of the Company’s amended and restated certificate of incorporation to extend the date by which the Company must consummate a business combination or, if it fails to do so, cease its operations and redeem or repurchase 100% of the shares of the Company’s common stock issued in the Company’s initial public offering, from April 20, 2023, monthly for up to eight additional months at the election of the Company, ultimately until as late as December 20, 2023 (“Extension”). With this amendment, the Company has agreed to deposit into the Trust Account $0.05 for each outstanding public share for each monthly extension of the date by which the Company must complete its initial Business Combination. Since the Meeting, the Company has deposited $81,747 into the Trust Account to extend the date by which it must consummate a business combination or cease operations until May 20, 2023.
In connection with the Extension, 9,865,056 shares of the Company’s common stock were redeemed (the “Redemption”), with 5,184,944 shares of Common Stock remaining outstanding after the Redemption, of which 1,634,944 shares of Common Stock remaining outstanding after the Redemption are shares issued in connection with our IPO (the “Public Shares”). Our public stockholders will continue to have the opportunity to redeem all or a portion of their Public Shares upon the completion of our initial Business Combination at a per-share price, payable in cash, equal to the aggregate amount on deposit in the trust account as of two business days prior to the vote to approve the consummation of our initial business combination, including interest (which interest shall be net of taxes payable) divided by the number of then outstanding Public Shares.
Following the Redemption, approximately $17,000,000 remains on deposit in our trust account.
In April and May 2023, a number of lenders agreed to loan SportsMap $1.0 million. The loan is non-interest bearing, unsecured and due at the earlier of the consummation of an initial business combination; provided that SportsMap has the right to extend the repayment date for up to 12 months. These notes are non-convertible into any securities of SportsMap. In consideration for the loans, the lenders received 165,598 SportsMap Founder Shares from SportsMap’s initial shareholders.
In April 2023, the holders of the Company’s Founder Shares (“Holders”) have agreed that in order to induce investors to provide PIPE Financing in connection with the Business Combination Agreement or to commit to a non-redemption agreement, each Holder shall transfer and assign to the Company (or such other Affiliate of the Company or any counterparty in any PIPE Financing the Company may designate (each, a “Financing Counterparty”)), for no consideration, up to 500,000 Founder Shares (the “Transferred Shares”).
The Company has assigned and transferred 200,000 Transferred Shares to Multiple Lenders. Additionally, the Company shall have the right to cause the Holders to assign and transfer the remaining Transferred Shares in any amount up to an additional 300,000 Transferred Shares, to any Financing Counterparty in a PIPE Financing or non-redemption agreement the Company may enter into prior to the closing of the Business Combination Agreement.

Annex A
BUSINESS COMBINATION AGREEMENT
BY AND AMONG
SPORTSMAP TECH ACQUISITION CORP.,
ICH MERGER SUB INC.
AND
INFRARED CAMERAS HOLDINGS, INC.
DATED AS OF DECEMBER 5, 2022

A-i

A-ii

Exhibits:
Exhibit A	Form of Registration Rights Agreement
Exhibit B	Form of Lock-Up Agreement
Exhibit C	Form of Second Amended and Restated Certificate of Incorporation of SportsMap
Exhibit D	Form of Amended and Restated Bylaws of SportsMap
Exhibit E	SportsMap Equity Incentive Plan

A-iii

BUSINESS COMBINATION AGREEMENT
This BUSINESS COMBINATION AGREEMENT (this “Agreement”), dated as of December 5, 2022, is made by and among SportsMap Tech Acquisition Corp., a Delaware corporation (“SportsMap”), ICH Merger Sub Inc., a Delaware corporation (“Merger Sub”), and Infrared Cameras Holdings, Inc., a Delaware corporation (the “Company”). SportsMap, Merger Sub and the Company shall be referred to herein from time to time individually as a “Party” and collectively as the “Parties.”
WHEREAS, (a) SportsMap is a blank-check company incorporated as a Delaware corporation on May 14, 2021, for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities, and (b) Merger Sub is, as of the date of this Agreement, a direct, wholly owned Subsidiary of SportsMap that was formed for purposes of consummating the transactions contemplated by this Agreement;
WHEREAS, on the Closing Date (as defined herein), Merger Sub will merge with and into the Company, with the Company as the surviving company in the Merger and, after giving effect to such Merger, the Company will be a direct, wholly owned Subsidiary of SportsMap;
WHEREAS, prior to the Effective Time, the outstanding Company Convertible Notes will be converted into a number of shares of Company Class A Common Stock in accordance with their terms (the “Company Note Conversion”);
WHEREAS, at the Effective Time, each share of Company Common Stock (including Company Common Stock issued in the Company Note Conversion) will be automatically converted into the right to receive a portion of the Aggregate Share Consideration, on the terms and subject to the conditions set forth in this Agreement and in accordance with Section 251 of the General Corporation Law of the State of Delaware (the “DGCL”);
WHEREAS, pursuant to the Governing Documents of SportsMap, SportsMap is required to provide an opportunity for its stockholders to have their outstanding shares of SportsMap Common Stock redeemed on the terms and subject to the conditions set forth therein in connection with obtaining the SportsMap Stockholder Approval;
WHEREAS, as of the date of this Agreement, SportsMap, LLC, a Delaware limited liability company (the “SportsMap Sponsor”), together with certain of its designees and Affiliates, owns 3,550,000 shares of SportsMap Common Stock and 506,250 SportsMap Warrants;
WHEREAS, concurrently with the execution of this Agreement, the SportsMap Sponsor, SportsMap, the Company and certain individuals party thereto are entering into a sponsor letter agreement (the “Sponsor Letter Agreement”), pursuant to which the SportsMap Sponsor and/or each such other individual, as applicable, has agreed, among other things, to vote in favor of this Agreement and the transactions contemplated hereby (including the Merger), on the terms and subject to the conditions set forth in the Sponsor Letter Agreement;
WHEREAS, concurrently with the execution of this Agreement, each of the Company Class A Stockholders as of the date hereof is executing and delivering to SportsMap a transaction support agreement (collectively, the “Transaction Support Agreements”), pursuant to which each such Company Class A Stockholder has agreed, among other things, to (a) support and vote in favor of the approval and adoption of this Agreement, the Ancillary Documents to which the Company is or will be a party and the transactions contemplated hereby and thereby (including the Merger), and (b) take, or cause to be taken, any actions necessary or advisable to cause certain agreements to be terminated effective as of the Closing;
WHEREAS, at the Closing, SportsMap, the SportsMap Sponsor and each of the Company Stockholders shall enter into a registration rights agreement, substantially in the form attached hereto as Exhibit A (the “Registration Rights Agreement”), pursuant to which, among other things, each Company Stockholder and the SportsMap Sponsor will be granted certain registration rights with respect to their respective shares of SportsMap Common Stock, on the terms and subject to the conditions set forth therein;
WHEREAS, at the Closing, each of SportsMap, the SportsMap Sponsor and the Company Stockholders shall enter into a lock-up agreement, substantially in the form attached hereto as Exhibit B

(the “Lock-Up Agreement”), pursuant to which, among other things, each of the SportsMap Sponsor and the Company Stockholders will agree not to effect any sale or distribution of any Equity Securities of SportsMap held by any of them during the lock-up period described therein, on the terms and subject to the conditions set forth therein;
WHEREAS, the board of directors of SportsMap (the “SportsMap Board”) has (a) determined that it is fair to and in the best interests of SportsMap and its stockholders, and declared it advisable, to enter into this Agreement, the Ancillary Documents to which SportsMap is or will be a party and the transactions contemplated hereby and thereby (including the Merger), (b) adopted and approved the execution, delivery and performance by SportsMap of this Agreement, the Ancillary Documents to which SportsMap is or will be a party and the transactions contemplated hereby and thereby (including the Merger), (c) resolved to recommend that the holders of SportsMap Common Stock entitled to vote thereon vote in favor of each Transaction Proposal, and (d) directed that each Transaction Proposal be submitted to the holders of SportsMap Common Stock for approval and adoption;
WHEREAS, the board of directors of Merger Sub has (a) determined that it is fair to and in the best interests of Merger Sub and SportsMap (as its sole stockholder), and declared it advisable, to enter into this Agreement, the Ancillary Documents to which Merger Sub is or will be a party and the transactions contemplated hereby and thereby (including the Merger), (b) adopted and approved the execution, delivery and performance by Merger Sub of this Agreement, the Ancillary Documents to which Merger Sub is or will be a party and the transactions contemplated hereby and thereby (including the Merger), (c) resolved to recommend that SportsMap (as its sole stockholder) approve and adopt this Agreement, and (d) directed that this Agreement be submitted to SportsMap (as its sole stockholder) for approval and adoption;
WHEREAS, SportsMap, as the sole stockholder of Merger Sub, has approved and adopted this Agreement, the Ancillary Documents and the transactions contemplated hereby and thereby, including the Merger;
WHEREAS, the board of directors of the Company (the “Company Board”) has (a) determined that it is in the best interests of the Company and its stockholders, and declared it advisable, to enter into this Agreement, the Ancillary Documents to which the Company is or will be a party and the transactions contemplated hereby and thereby (including the Merger), (b) adopted and approved the execution, delivery and performance by the Company of this Agreement, the Ancillary Documents to which the Company is or will be a party and the transactions contemplated hereby and thereby (including the Merger), (c) resolved to recommend that the stockholders of the Company entitled to vote thereon approve and adopt this Agreement, and (d) directed that this Agreement be submitted to the stockholders of the Company for approval and adoption;
WHEREAS, the Company Class A Stockholders as of the date of this Agreement have approved and adopted this Agreement, the Ancillary Documents to which the Company is or will be a party and the transactions contemplated hereby and thereby (including the Merger); and
WHEREAS, it is intended for U.S. federal and applicable state and local income Tax purposes that the Merger will be treated as qualifying as a “reorganization” within the meaning of Section 368(a) of the Code (the “Intended Tax Treatment”). By executing this Agreement, the Parties hereby adopt a “plan of reorganization” within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3.
NOW, THEREFORE, in consideration of the premises and the mutual promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, each intending to be legally bound, hereby agree as follows:
ARTICLE 1.
CERTAIN DEFINITIONS
Section 1.1.   Definitions. As used in this Agreement, the following terms have the respective meanings set forth below.
“280G Payments” has the meaning set forth in Section 5.23(b).

“280G Stockholder Vote” has the meaning set forth in Section 5.23(b).
“Additional SportsMap SEC Reports” has the meaning set forth in Section 4.7.
“Adjusted Equity Value” means (a) the Equity Value, less (b) the Company Indebtedness Amount, plus (c) the Aggregate Company Options Exercise Price, plus (d) the Company Convertible Loan Amount, plus (e) the Company Cash.
“Affiliate” means, with respect to any Person, any other Person who directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlled” and “controlling” have meanings correlative thereto.
“Aggregate Closing PIPE Proceeds” means the aggregate cash proceeds actually received by the SportsMap Parties in respect of the PIPE Financing (whether prior to or on the Closing Date).
“Aggregate Company Options Exercise Price” means the aggregate exercise price that would be paid to the Company in respect of all Participating Company Options if all such Participating Company Options were exercised in full immediately prior to the Effective Time (without giving effect to any “net” exercise or similar concept). For the avoidance of doubt, all references to the exercise price of Participating Company Options shall be to the exercise price of the applicable Participating Company Option immediately prior to the Effective Time, in accordance with the applicable option agreement.
“Aggregate Share Consideration” means an aggregate number of shares of SportsMap Common Stock equal to (a) the Adjusted Equity Value divided by (b) the SportsMap Share Value.
“Aggregate Transaction Proceeds” means an amount equal to (a) the sum of (i) the aggregate cash proceeds available for release to any SportsMap Party (or any designees thereof) from the Trust Account in connection with the transactions contemplated hereby (for the avoidance of doubt, after giving effect to the SportsMap Stockholder Redemption), (ii) the Aggregate Closing PIPE Proceeds, (iii) the Company Convertible Loan Amount, and (iv) the aggregate principal amount of any Indebtedness of the Company incurred on or after the date hereof and prior to the Closing and convertible into Equity Securities of the Company, in the case of clauses (iii) and (iv), to the extent facilitated by SportsMap, the SportsMap Sponsor or any of their respective Affiliates, less (b) the aggregate amount of Unpaid SportsMap Expenses (for the avoidance of doubt, excluding any Unpaid Company Expenses).
“Agreement” has the meaning set forth in the introductory paragraph to this Agreement.
“Allocation Schedule” has the meaning set forth in Section 2.5(a).
“Ancillary Documents” means the Registration Rights Agreement, the Lock-Up Agreements, the Sponsor Letter Agreement and the Transaction Support Agreements and each other agreement, document, instrument and/or certificate contemplated by this Agreement executed or to be executed in connection with the transactions contemplated hereby.
“Anti-Corruption Laws” means, collectively, (a) the U.S. Foreign Corrupt Practices Act (FCPA), (b) the UK Bribery Act 2010 and (c) any other applicable anti-bribery or anti-corruption Laws or Orders related to combatting bribery, corruption and money laundering.
“Business” means the business of developing and manufacturing thermal and infrared cameras and devices and the development and provision of related software, materials and services for use in various industries and applications.
“Business Combination Proposal” has the meaning set forth in Section 5.8.
“Business Day” means a day, other than a Saturday or Sunday, on which commercial banks in New York, New York are open for the general transaction of business.
“Business Intellectual Property” has the meaning set forth in Section 3.15(c).

“CARES Act” means the Coronavirus Aid, Relief and Economic Security Act and any similar or conforming legislation in any U.S. jurisdiction, and any subsequent legislation relating to COVID-19.
“CBA” means any collective bargaining agreement or other Contract with any labor union, labor organization, or works council.
“Certificate of Merger” has the meaning set forth in Section 2.1(b).
“Certificates” has the meaning set forth in Section 2.1(h).
“Change of Control Payment” means (a) any success, change of control, retention, transaction bonus or other similar payment or amount to any Person as a result of or in connection with this Agreement or the transactions contemplated hereby or any other Change of Control Transaction (including any such payments or similar amounts that may become due and payable based upon the occurrence of one or more additional circumstances, matters or events) or (b) any payments made, or required to be made, pursuant to or in connection with or upon termination of, or any fees, expenses or other payments owing or that will become owing in respect of, any Company Related-Party Transaction (in the case of each of clause (a) and (b), regardless of whether paid or payable prior to, at or after the Closing or in connection with or otherwise related to this Agreement or any Ancillary Document). Notwithstanding the foregoing or anything to the contrary herein, the SportsMap Common Stock to be issued on the terms and subject to the conditions of this Agreement shall not constitute Change of Control Payments.
“Change of Control Transaction” means any transaction or series of related transactions (a) under which any Person(s), directly or indirectly, acquires or otherwise purchases (i) another Person or any of its Affiliates or (ii) all or a material portion of assets, businesses or equity securities of another Person, (b) that results, directly or indirectly, in the shareholders of a Person as of immediately prior to such transaction holding, in the aggregate, less than fifty percent (50%) of the voting shares of such Person (or any successor or parent company of such Person) immediately after the consummation thereof (in the case of each of clauses (a) and (b), whether by merger, consolidation, tender offer, recapitalization, purchase or issuance of equity securities, tender offer or otherwise), or (c) under which any Person(s) makes any equity or similar investment in another Person.
“Closing” has the meaning set forth in Section 2.4.
“Closing Company Financial Statements” has the meaning set forth in Section 3.5(b).
“Closing Date” has the meaning set forth in Section 2.4.
“Closing Filing” has the meaning set forth in Section 5.4(b).
“Closing Press Release” has the meaning set forth in Section 5.4(b).
“COBRA” means Part 6 of Subtitle B of Title I of ERISA, Section 4980B of the Code and any similar state Law.
“Code” means the U.S. Internal Revenue Code of 1986, as amended.
“Company” has the meaning set forth in the introductory paragraph to this Agreement.
“Company Acquisition Proposal” means (a) any transaction or series of related transactions under which any Person(s), directly or indirectly, acquires or otherwise purchases (i) the Company or any of its controlled Affiliates or (ii) all or a material portion of assets, Equity Securities or businesses of the Company or any of its controlled Affiliates (in the case of each of clauses (i) and (ii), whether by merger, consolidation, recapitalization, purchase or issuance of Equity Securities, purchase of assets, tender offer or otherwise), or (b) any equity or similar investment in the Company or any of its controlled Affiliates (other than the issuance of the applicable class of shares of capital stock of the Company upon the exercise or conversion of any Company Options outstanding on the date of this Agreement in accordance with the terms of the Company Equity Plan and the underlying grant, award or similar agreement). Notwithstanding the foregoing or anything to the contrary herein, none of this Agreement, the Ancillary Documents, or the transactions contemplated hereby or thereby shall constitute a Company Acquisition Proposal.

“Company Board” has the meaning set forth in the recitals to this Agreement.
“Company Cash” means, as of immediately prior to the Effective Time, all cash and cash equivalents of the Company and its Subsidiaries, including marketable securities, less the aggregate amount of any issued but uncleared checks, drafts and wires of the Company and its Subsidiaries.
“Company Class A Common Stock” means shares of common stock, par value $0.001 per share, of the Company designated as “Class A Voting Common Stock” pursuant to the Certificate of Incorporation of the Company, as amended. For the avoidance of doubt, from and after the consummation of the Company Note Conversion, “Company Class A Common Stock” will be deemed to include the Company Class A Common Stock issued in the Company Note Conversion.
“Company Class A Stockholders” means, collectively, the holders of Company Class A Common Stock as of any determination time prior to the Effective Time.
“Company Class B Common Stock” means shares of common stock, par value $0.001 per share, of the Company designated as “Class B Non-Voting Common Stock” pursuant to the Certificate of Incorporation of the Company, as amended.
“Company Common Stock” means, collectively, the Company Class A Common Stock and the Company Class B Common Stock.
“Company Convertible Loan Amount” means the aggregate principal amount of the Company Convertible Notes.
“Company Convertible Note” means each Convertible Promissory Note (in such form as is mutually agreed among the Parties) issued on or after the date hereof and prior to the Closing by the Company pursuant to a Company Convertible Note Purchase Agreement (in such form as is mutually agreed among the Parties), with an aggregate principal amount of up to $10,000,000.
“Company D&O Persons” has the meaning set forth in Section 5.13(a).
“Company Disclosure Schedules” means the disclosure schedules to this Agreement delivered to SportsMap by the Company on the date of this Agreement.
“Company Equity Plan” means the 2020 Equity Incentive Plan of Infrared Camera Holdings, Inc., as amended.
“Company Equityholders” means, collectively, the Company Stockholders and the holders of Participating Company Options and the Company Convertible Notes, in each case, as of any determination time prior to the Effective Time.
“Company Expenses” means, as of any determination time, the aggregate amount of fees, expenses, commissions or other amounts incurred by or on behalf of, or otherwise payable by, whether or not due, the Company or its Subsidiaries in connection with the negotiation, preparation or execution of this Agreement or any Ancillary Documents, the performance of its covenants or agreements in this Agreement or any Ancillary Document or the consummation of the transactions contemplated hereby or thereby, including (a) the fees and expenses of outside legal counsel, accountants, advisors, brokers, investment bankers, consultants, or other agents or service providers of the Company or its Subsidiaries, and (b) any other fees, expenses, commissions or other amounts that are expressly allocated to the Company or its Subsidiaries pursuant to this Agreement or any Ancillary Document. Notwithstanding the foregoing or anything herein to the contrary, Company Expenses shall not include any SportsMap Expenses.
“Company Fundamental Representations” means the representations and warranties set forth in Section 3.1(a), Section 3.1(b) and Section 3.1(c) (Organization and Qualification), Section 3.2 (Subsidiaries and Equity Investments) (other than the first sentence of Section 3.2(c)), Section 3.3(a) (Capitalization of the Company), Section 3.4 (Authority), Section 3.6(b) (No Violations); Section 3.10(a) (Absence of Changes), and Section 3.19 (Brokers).
“Company Indebtedness Amount” means the aggregate outstanding principal amount of the Indebtedness of the Company set forth on Section 1.1 of the Company Disclosure Schedules, plus any accrued and unpaid interest and fees due on such Indebtedness, as of immediately prior to the Effective Time.

“Company IT Systems” means all computer systems, Software and hardware, communication systems, equipment, network equipment, electronic data processing, communication equipment, networks, platforms, peripherals and other systems and related documentation, in each case, used or owned by the Company or any Company Subsidiary.
“Company Licensed Intellectual Property” means Intellectual Property Rights owned by any Person (other than the Company) that is licensed to the Company or any of its Subsidiaries.
“Company Material Adverse Effect” means any change, event, effect, facts, development, circumstance or occurrence that, individually or in the aggregate with any other change, event, effect, fact, development, circumstance or occurrence, has had or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on (a) the business, results of operations or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or (b) the ability of the Company to consummate the Merger in accordance with the terms of this Agreement; provided, however, that, in the case of clause (a), none of the following (or the effect of any of the following) shall be deemed to constitute, or be taken into account in determining whether there has been or would reasonably be expected to be, a “Company Material Adverse Effect”: any change, event, effect, fact, development, circumstance or occurrence from, or resulting from, (i) general business or economic conditions in or affecting the United States, or changes therein, or the global economy generally, (ii) any national or international political or social conditions in the United States or any other country, including the engagement by the United States or any other country in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence in any place of any military or terrorist attack, sabotage or cyberterrorism, (iii) changes in conditions of the financial, banking, capital or securities markets generally in the United States or any other country or region in the world, or changes therein, including changes in interest rates in the United States or any other country and changes in exchange rates for the currencies of any countries, (iv) changes in any applicable Laws or GAAP or any interpretation thereof, (v) any change, event, effect or occurrence that is generally applicable to the industries or markets in which the Company or any Company Subsidiary primarily operates, (vi) the execution or public announcement of this Agreement or the pendency or consummation of the transactions contemplated by this Agreement, including the impact thereof on the relationships, contractual or otherwise, of the Company and its Subsidiaries with employees, customers, investors, contractors, lenders, suppliers, vendors, partners, licensors, licensees, payors or other third parties related thereto (provided that the exception in this clause (vi) shall not apply to the representations and warranties set forth in Section 3.6(b) to the extent that its purpose is to address the consequences resulting from the execution, public announcement or pendency or consummation of the transactions contemplated by this Agreement or the condition set forth in Section 6.2(a) to the extent it relates to such representations and warranties), (vii) any failure by the Company and its Subsidiaries to meet, or changes to, any internal or published budgets, projections, forecasts, estimates or predictions (provided that the underlying facts and circumstances resulting in such failure may be taken into account in determining whether a Company Material Adverse Effect has occurred), or (viii) any hurricane, tornado, flood, earthquake, tsunami, natural disaster, mudslides, wild fires, epidemics, pandemics (including COVID-19 and any COVID-19 Measures) or quarantines, acts of God or other natural disasters or force majeure or other comparable events in the United States or any other country or region in the world, or any escalation of the foregoing; provided, however, that any change, event, effect or occurrence resulting from a matter described in any of the foregoing clauses (i) through (v) or (viii) may be taken into account in determining whether a Company Material Adverse Effect has occurred or is reasonably likely to occur to the extent such change, event, effect or occurrence has had or would reasonably be expected to have a disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, relative to other participants operating in the industries or markets in which the Company or any Company Subsidiary operates.
“Company Note Conversion” has the meaning set forth in the recitals to this Agreement.
“Company Option” means, as of any determination time, each option to purchase Company Class B Common Stock that is outstanding and unexercised, whether granted under the Company Equity Plan or otherwise.
“Company Owned Intellectual Property” means all Intellectual Property Rights that are owned by the Company or any Company Subsidiary.

“Company Product” means all products or services, including (a) machines, systems, raw materials and consumable materials, (b) Software products, tools, or applications, in the case of each of clauses (a) and (b), from which the Company or any Company Subsidiary is currently deriving revenue from the sale, license, subscription, provision, support or maintenance thereof.
“Company Registered Intellectual Property” means all Registered Intellectual Property owned by the Company or any Company Subsidiary.
“Company Related Party” has the meaning set forth in Section 3.21.
“Company Related-Party Transactions” has the meaning set forth in Section 3.21.
“Company Revenue”, with respect to any fiscal period ending after the Effective Time, means the consolidated revenues of SportsMap and its Subsidiaries, including the Surviving Company, as set forth in SportsMap’s audited consolidated statement of operations for such period, excluding the direct impact, if any, of (a) the disposition of any of the Company’s or any of its Subsidiaries’ business units or all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, or of such business units, or (b) the acquisition of any business unit or the assets constituting all or substantially all of any business unit other than an acquisition made at a enterprise value/last-twelve-months revenue multiple of less than 5.0.
“Company Securities” means, collectively, the Company Common Stock and the Company Options outstanding immediately prior to the Effective Time (after giving effect to the Company Note Conversion).
“Company Stockholders” means, collectively, the holders of Company Common Stock as of any determination time prior to the Effective Time.
“Company Stockholders Agreement” means that certain Stockholders Agreement, dated August 10, 2020, by and among the Company, Gary Strahan and Villard Capital, LLC.
“Company Subsidiary” has the meaning set forth in Section 3.2(a).
“Confidentiality Agreement” means that certain Mutual Nondisclosure Agreement, dated as of July 27, 2022, by and between SportsMap and the Company.
“Consent” means any notice, authorization, qualification, registration, filing, notification, waiver, order, clearance, consent, approval or waiting period expiration or termination to be obtained from, filed with or delivered to, a Governmental Entity or other Person.
“Contract” means any legally binding agreement, contract, license, lease, obligation, undertaking or other commitment or arrangement.
“Copyrights” has the meaning set forth in the definition of Intellectual Property Rights.
“COVID-19” means SARS-CoV-2 or COVID-19 and any evolutions thereof or related or associated epidemics, pandemic or disease outbreaks.
“COVID-19 Measures” means any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester or any other Law, or other directive, guidelines or recommendations by any Governmental Entity in connection with or in response to COVID-19, including, the Coronavirus Aid, Relief, and Economic Security Act (CARES).
“D&O Policy” has the meaning set forth in Section 5.13(c).
“DGCL” has the meaning set forth in the recitals to this Agreement.
“Dissenting Shares” has the meaning set forth in Section 2.7.
“Dissenting Stockholder” has the meaning set forth in Section 2.7.
“DPA” has the meaning set forth in Section 3.23(f).
“Earnout Period” means the period beginning on the date that is six (6) months after the Closing Date and ending on December 31, 2024.

“Earnout Pre-Closing Company Securityholders” has the meaning set forth in Section 2.3(b).
“Earnout Pro Rata Share” means, with respect to each Earnout Pre-Closing Company Securityholder, a percentage equal to the quotient of (a) the sum of (i) the aggregate number of shares of Company Common Stock that are held by such Earnout Pre-Closing Company Securityholder immediately prior to the Effective Time (after giving effect to the Company Note Conversion) plus (ii) the aggregate maximum number of shares of Company Class B Common Stock that would be issuable assuming the exercise in full immediately prior to the Effective Time, of all Participating Company Options, other than Forfeited Company Options, that are held by such Earnout Pre-Closing Company Securityholder (on a net exercise basis, settled in the applicable number of Company Class B Common Stock, rounded down to the nearest whole share) immediately prior to the Effective Time; divided by (b) the sum of (i) the aggregate number of shares of Company Common Stock that are held by all Earnout Pre-Closing Company Securityholders immediately prior to the Effective Time (after giving effect to the Company Note Conversion), plus (ii) the aggregate maximum number of shares of Company Class B Common Stock that would be issuable assuming exercise in full immediately prior to the Effective Time of all Participating Company Options, other than Forfeited Company Options, that are held by all Earnout Pre-Closing Company Securityholders (on a net exercise basis, settled in the applicable number of Company Class B Common Stock, rounded down to the nearest whole share) immediately prior to the Effective Time.
“Earnout Shares” has the meaning set forth in Section 2.3(a).
“Effective Time” has the meaning set forth in Section 2.1(b).
“Employee Benefit Plan” means each “employee benefit plan” (as such term is defined in Section 3(3) of ERISA, whether or not subject to ERISA) and each pension, retirement, equity or equity-based compensation, profit sharing, savings, bonus, incentive, commission, employment, consulting, stock option or stock purchase, severance, change in control, retention, deferred compensation, welfare, accident, disability, health, salary continuation, vacation, sick pay or paid time off, and any other benefit or compensatory plan, program, policy, agreement, arrangement, or Contract (whether or not written) that the Company or any Company Subsidiary maintains, sponsors or contributes to, or under or with respect to which the Company or any Company Subsidiary has any potential or actual Liability, in each case for the benefit of any current or former employee, director or individual consultant (or any dependent or beneficiary thereof) of the Company or any Company Subsidiary, and in each case excluding any statutory plan, program or arrangement that is both required under applicable Laws and maintained by a Governmental Entity or that is a Multiemployer Plan.
“Environmental Laws” means all Laws concerning (a) pollution or protection of the environment or public or worker health or safety (to the extent relating to exposure to Hazardous Substances) or (b) concerning the presence of, exposure to, or manufacture, use, storage, recycling, treatment, generation, discharge, transportation, processing, disposal, or remediation of any Hazardous Substances. The term “Environmental Laws” includes, without limitation, the following federal statutes, as well as any state or local counterparts: the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. §§ 9601 et seq.; the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976, as amended by the Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. §§ 6901 et seq.; the Federal Water Pollution Control Act of 1972, as amended by the Clean Water Act of 1977, 33 U.S.C. §§ 1251 et seq.; the Toxic Substances Control Act of 1976, as amended, 15 U.S.C. §§ 2601 et seq.; the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. §§ 11001 et seq.; the Clean Air Act of 1966, as amended by the Clean Air Act Amendments of 1990, 42 U.S.C. §§ 7401 et seq.; and the Occupational Safety and Health Act of 1970, as amended, 29 U.S.C. §§ 651 et seq.
“Equity Plan Proposal” has the meaning set forth in Section 5.8.
“Equity Securities” means any share, share capital, capital stock, partnership, membership, joint venture or similar interest in any Person (including any stock appreciation, phantom stock, profit participation or similar rights), and any option, warrant, right or security (including debt securities) convertible, exchangeable or exercisable therefor.
“Equity Value” means $100,000,000.

“ERISA” means the Employee Retirement Income Security Act of 1974.
“ERISA Affiliate” means any Person that, together with the Company or any Company Subsidiary, is (or at any relevant time has been or would be) treated as a single employer under Section 414 of the Code.
“Exchange Act” means the Securities Exchange Act of 1934.
“Exchange Agent” has the meaning set forth in Section 2.6(a).
“Exchange Agent Agreement” has the meaning set forth in Section 2.6(a).
“Exchange Documentation” has the meaning set forth in Section 2.6(d).
“Exchange Fund” has the meaning set forth in Section 2.6(b).
“Exchange Ratio” means (a) the Aggregate Share Consideration divided by (b) the Participating Fully Diluted Shares Outstanding.
“Exchanged Option” has the meaning set forth in Section 2.2(a).
“FDA” means the U.S. Food and Drug Administration, or any successor agency thereto.
“Federal Securities Laws” means the Exchange Act, the Securities Act and the other U.S. federal securities laws and the rules and regulations of the SEC promulgated thereunder or otherwise.
“Financial Statements” has the meaning set forth in Section 3.5(a).
“Forfeited Company Option” means, to the extent all or any portion of an Exchanged Option is forfeited after the Effective Time and prior to the Triggering Event (or the date on which a SportsMap Sale occurs), any shares of Company Class B Common Stock underlying the Company Option that relates to such Exchanged Option or such portion of the Exchanged Option.
“GAAP” means United States generally accepted accounting principles.
“Governing Documents” means the legal document(s) by which any Person (other than an individual) establishes its legal existence or which govern its internal affairs. For example, the “Governing Documents” of a U.S. corporation are its certificate or articles of incorporation and by-laws, the “Governing Documents” of a U.S. limited partnership are its limited partnership agreement and certificate of limited partnership, the “Governing Documents” of a U.S. limited liability company are its operating or limited liability company agreement and certificate of formation.
“Government Contract” means any Contract (a) between the Company or any Company Subsidiary and any Governmental Entity, or (b) by or between the Company or any Company Subsidiary as a subcontractor at any tier and any other Person, including resellers and distributors, in connection with any Contract with a Governmental Entity.
“Governmental Entity” means any, whether in the United States or otherwise, (a) multinational, national, federal, state, local, municipal or other government, (b) governmental or quasi-governmental entity of any nature (including any governmental agency, branch, department, legislature or entity and any court or other judicial body or tribunal) or (c) body exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature, including any arbitral tribunal (public or private).
“Government Proposal” means an application, bid, quote, tender, offer or proposal which, if accepted, would result in a Government Contract.
“Governmental Sponsor” means any (a) Governmental Entity or (b) university, college, other educational institution, research center, nonprofit organization, or private source.
“Hazardous Substance” means (a) any material, substance or waste that is listed, defined, or regulated as a “hazardous substance,” “hazardous waste,” “toxic substance,” “hazardous material,” or word of similar import or regulatory effect under Environmental Laws; and (b) petroleum products or byproducts, including derivatives and fraction thereof, asbestos, lead-based paint, polychlorinated biphenyls, per- and polyfluoroalkyl substances, radioactive materials, and toxic mold.
“Healthcare Laws” means all healthcare Laws pertaining to the research (including preclinical, nonclinical, and clinical research or studies), development, testing, production, manufacture, transfer, storing, distribution, importation, exportation, use, handling, quality, approval, packaging, labeling, marketing, pricing, promotion or sale of medical devices, including (but not limited to) (i) the Federal Food, Drug, and Cosmetic Act (21 U.S.C. § 301 et. seq.); (ii) all Laws relating to any federal health care program (as such term is defined in 42 U.S.C. § 1320a-7b(f)), including the federal Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)), the civil False Claims Act (31 U.S.C. § 3729 et seq.), the criminal false statements law (42 U.S.C. § 1320a-7b(a)), the exclusion laws (42 U.S.C. § 1320a-7), the Civil Monetary Penalties Law (42 U.S.C. § 1320a-7a), and any comparable fraud and abuse laws promulgated by any Governmental Entity, the Medicare (Title XVIII of the Social Security Act) and Medicaid (Title XIX of the Social Security Act) statutes; (iii) the Sunshine/Open Payments Law (42 U.S.C. § 1320a-7h) and similar state or foreign Laws related the reporting of manufacturer payments or transfers of value to health care professionals; and (iv) the regulations promulgated under such Laws.
“Incentive Stock Option” means a Company Option intended to be an “incentive stock option” (as defined in Section 422 of the Code).
“Indebtedness” means, as of any time, without duplication, with respect to any Person, any obligations, contingent or otherwise (together with accrued and unpaid interest thereon and any prepayment premium or other penalties and any costs, fees and expenses arising thereunder due upon repayment thereof) in respect of (a) the principal of and premium (if any) in respect of all indebtedness for borrowed money (including accrued interest and any per diem interest accruals or cost associated with prepaying any such indebtedness), (b) the principal of and premium (if any) other obligations evidenced by any note, bond, debenture or other debt security, loans, credit agreements and similar instruments (c) payment obligations of a third party secured by (or for which the holder of such payment obligations has an existing right, contingent or otherwise, to be secured by) any Lien, other than a Permitted Lien, on assets or properties of such Person, whether or not the obligations secured thereby have been assumed, (d) obligations for the deferred purchase price of property or assets, including “earn-outs” and “seller notes” (but excluding any trade payables arising in the ordinary course of business), (e) reimbursement and other obligations with respect to letters of credit, bank guarantees, bankers’ acceptances or other similar instruments, in each case, solely to the extent drawn, (f) capitalized lease obligations under GAAP, (g) the termination value of derivative, hedging, swap, foreign exchange or similar arrangements, including swaps, caps, collars, hedges or similar arrangements, (h) breakage costs, prepayment or early termination premiums, penalties, or other fees or expenses payable as a result of the consummation of the transactions contemplated hereby in respect of any of the items in the foregoing clauses (a) through (g), and (h) any of the obligations of any other Person of the type referred to in clauses (a) through (h) above directly or indirectly guaranteed by such Person or secured by any assets of such Person, whether or not such Indebtedness has been assumed by such Person, jointly or severally.
“Intellectual Property Rights” means all (a) patents and patent applications, industrial designs and design patent rights, including any continuations, divisionals, continuations-in-part and provisional applications, and any patents issuing on any of the foregoing and any reissues, reexaminations, substitutes, supplementary protection certificates, extensions of any of the foregoing, as well as any other applications claiming priority to any of the foregoing worldwide (collectively, “Patents”); (b) trademarks, service marks, trade names, service names, brand names, trade dress rights, logos, internet domain names, social media accounts and handles, corporate names and other source or business identifiers, together with the goodwill associated with any of the foregoing, and all applications, registrations, extensions and renewals of any of the foregoing (collectively, “Marks”); (c) copyrights and other works of authorship (whether or not copyrightable), copyrightable works, database and design rights, mask work rights and moral rights, whether or not registered or published, and all registrations, applications, renewals, extensions and reversions of any of any of the foregoing (collectively, “Copyrights”); (d) trade secrets, know-how (including ideas, formulas, compositions, inventions (whether or not patentable or reduced to practice), and confidential information (collectively, “Trade Secrets”); (e) rights in or to Software; (f) any other intellectual property rights of any kind or description, whether registered or unregistered, worldwide; and (g) all legal rights arising from items (a) through (f)), including the right to prosecute, enforce, and perfect such interests and rights to sue, oppose, cancel, interfere, enjoin, and collect damages based upon such interests, including such rights based on past infringement, if any, in connection with any of the foregoing.
“Intended Tax Treatment” has the meaning set forth in the recitals to this Agreement.
“Investment Company Act” means the Investment Company Act of 1940.
“IPO” has the meaning set forth in Section 8.18.
“ITAR” means the International Traffic in Arms Regulations (22 CFR 120-130).
“Key Company Personnel” means Steve Winch, Peter Baird, Jeff Guida and Gary Strahan.
“Latest Balance Sheet” has the meaning set forth in Section 3.5(a).
“Law” means any federal, state or local statute, law (including common law), act, ordinance, treaty, rule, code, regulation, Order, or other binding directive issued, promulgated or enforced by, in each case, any Governmental Entity.
“Leased Real Property” has the meaning set forth in Section 3.20(b).
“Letter of Transmittal” has the meaning set forth in Section 2.6(c).
“Liability” or “liability” means any and all debts, liabilities and obligations, whether accrued or fixed, absolute or contingent, known or unknown, matured or unmatured or determined or determinable, including those arising under any Law (including any Environmental Law), Proceeding and those arising under any Contract, agreement, arrangement, commitment or undertaking.
“Lien” means any mortgage, pledge, security interest, encumbrance, lien, license or sub-license, charge, or other similar encumbrance or interest (including, in the case of any Equity Securities, any voting, transfer or similar restrictions).
“Lock-Up Agreement” has the meaning set forth in the recitals to this Agreement.
“Marks” has the meaning set forth in the definition of Intellectual Property Rights.
“Material Contracts” has the meaning set forth in Section 3.8(a).
“Material Permits” has the meaning set forth in Section 3.7.
“Merger” has the meaning set forth in Section 2.1(a).
“Merger Sub” has the meaning set forth in the introductory paragraph to this Agreement.
“Multiemployer Plan” has the meaning set forth in Section (3)37 or Section 4001(a)(3) of ERISA.
“Nasdaq” means The Nasdaq Global Market.
“National Exchange” means any of The Nasdaq Capital Market, The Nasdaq Global Market, The Nasdaq Global Select Market, The New York Stock Exchange or the NYSE American.
“OFAC” has the meaning set forth in the definition of Sanctioned Person.
“Off-the-Shelf Software” means any Software that is made generally available to the public on a commercial basis and is licensed to the Company or any Company Subsidiary on a non-exclusive basis under standard terms and conditions.
“Order” means any writ, order, judgment, injunction, decision, determination, award, ruling, subpoena, verdict or decree entered, issued or rendered by any Governmental Entity.
“Other SportsMap Stockholder Approval” means the approval of each Other Transaction Proposal by the affirmative vote of the holders of the requisite number of shares of SportsMap Common Stock entitled to vote thereon, whether in person or by proxy at the SportsMap Stockholders Meeting (or any adjournment or postponement thereof), in accordance with the Governing Documents of SportsMap and applicable Law.

“Other Transaction Proposal” means each Transaction Proposal, other than the Required Transaction Proposals.
“Out-of-the-Money Company Option” means any Company Option that is outstanding immediately prior to the Effective Time and has a per-share exercise price equal to or greater than (i) the Adjusted Equity Value, divided by (ii) the Participating Fully Diluted Shares Outstanding.
“Participating Company Option” means any Company Option (whether a Vested Company Option or an Unvested Company Option) that is not an Out-of-the-Money Company Option.
“Participating Fully Diluted Shares Outstanding” means (a) the aggregate number of shares of Company Common Stock (after giving effect to the Company Note Conversion) outstanding immediately prior to the Effective Time (other than Company Common Stock held by the Company which is to be cancelled and retired in accordance with Section 2.1(i)), plus (b) the aggregate maximum number of shares of Company Class B Common Stock that would be issuable assuming the exercise in full, immediately prior to the Effective Time, of all Participating Company Options outstanding immediately prior to the Effective Time.
“Parties” has the meaning set forth in the introductory paragraph to this Agreement.
“Patents” has the meaning set forth in the definition of Intellectual Property Rights.
“PCAOB” means the Public Company Accounting Oversight Board.
“Permits” means any approvals, authorizations, clearances, licenses, registrations, permits, certificates, exemptions, or waivers issued by a Governmental Entity.
“Permitted Liens” means (a) mechanic’s, materialmen’s, carriers’, repairers’ and other similar statutory Liens arising or incurred in the ordinary course of business for amounts that are not yet due and payable or are being contested in good faith by appropriate proceedings and for which sufficient reserves have been established in accordance with GAAP, (b) Liens for Taxes, assessments or other governmental charges not yet due and payable as of the Closing Date or which are being contested in good faith by appropriate proceedings and for which sufficient reserves have been established in accordance with GAAP, (c) encumbrances and restrictions on real property (including easements, covenants, conditions, rights of way and similar restrictions) of record affecting title to such real property that do not prohibit or materially interfere with the Company’s or any of its Subsidiaries’ use or occupancy of such real property, (d) zoning, building codes and other land use Laws regulating the use or occupancy of real property or the activities conducted thereon which are imposed by any Governmental Entity having jurisdiction over such real property and which are not violated by the current use or occupancy of such real property or the operation of the business of the Company or any of the Company Subsidiaries and do not prohibit or materially interfere with the Company’s or any of its Subsidiaries’ use or occupancy of such real property, (e) cash deposits or cash pledges to secure the payment of workers’ compensation, unemployment insurance, social security benefits or obligations arising under similar Laws or to secure the performance of public or statutory obligations, surety or appeal bonds, and other obligations of a like nature, in each case in the ordinary course of business and which are not yet due and payable; (f) grants by the Company or any of its Subsidiaries of non-exclusive rights in Intellectual Property Rights in the ordinary course of business; and (g) other Liens that are not, individually or in the aggregate, material to the value, use or operation of the asset subject thereto.
“Person” means an individual, partnership, corporation, limited liability company, joint stock company, unincorporated organization or association, trust, joint venture, Governmental Entity or other similar entity, whether or not a legal entity.
“Personal Data” means any data or information controlled by the Company or any Company Subsidiary that identifies any natural Person and/or any such information as may be defined as constituting “personal data,” “personal information,” “nonpublic personal information,” as they are used in applicable Privacy Laws.
“PIPE Financing” has the meaning set forth in Section 5.2.
“Post-Closing SportsMap Certificate of Incorporation” has the meaning set forth in Section 2.1(e).

“Pre-Closing SportsMap Stockholders” means the holders of SportsMap Common Stock as of any determination time prior to the Effective Time.
“Privacy and Data Security Policies” has the meaning set forth in Section 3.22(b).
“Privacy and Security Requirements” means any of the following to the extent relating to the Processing of Personal Data, privacy, data protection: (a) all applicable Laws related to data privacy or data security of Personal Data, including Health Insurance Portability and Accountability Act of 1996 (42 U.S.C. § 1320d — d-8), as amended by the Health Information Technology for Economic and Clinical Health Act of 2009 (42 U.S.C. § 17935) (“Privacy Laws”); and (b) material provisions of Contracts concerning data privacy or data security of Personal Data to which the Company or a Company Subsidiary is legally bound.
“Proceeding” means any lawsuit, litigation, action, audit, examination or investigation, claim, complaint, charge, proceeding, suit or arbitration (in each case, whether civil, criminal or administrative and whether public or private) pending in court or arbitration or by, before or otherwise involving any Governmental Entity.
“Process” (or “Processing” or “Processes”) means the collection, use, storage, processing, recording, distribution, transfer, import, export, protection (including security measures), disposal or disclosure or other activity regarding data (whether electronically or in any other form or medium).
“Prospectus” has the meaning set forth in Section 8.18.
“Proxy Statement” has the meaning set forth in Section 5.7(a).
“Public Software” means any Software that is licensed pursuant to: (i) any license that is a license now or in the future approved by the Open Source Initiative and listed at http://www.opensource.org/licenses, which licenses include all versions of the GNU General Public License (GPL), the GNU Lesser General Public License (LGPL), the GNU Affero GPL, the MIT license, the Eclipse Public License, the Common Public License, the CDDL, the Mozilla Public License (MPL), the Artistic License, the Netscape Public License, the Sun Community Source License (SCSL), and the Sun Industry Standards License (SISL); (ii) any terms or conditions that impose any requirement that any Software using, linked with, incorporating, distributed with or derived from such Public Software (a) be made available or distributed in source code form; (b) be licensed for purposes of making derivative works; or (c) be redistributable at no, or a nominal, charge.
“Public Stockholders” has the meaning set forth in Section 8.18.
“Real Property Leases” means all leases, sub-leases, licenses, concessions or other agreements, in each case, pursuant to which the Company or any Company Subsidiary leases, sub-leases or otherwise uses or occupies any Leased Real Property.
“Registered Intellectual Property” means all Intellectual Property Rights that are subject to a registration or pending application.
“Registration Rights Agreement” has the meaning set forth in the recitals to this Agreement.
“Representatives” means (a) with respect to any Party or other Person (in each case, other than the Company prior to the Closing), such Party’s or Person’s, as applicable, Affiliates and its and such Affiliates’ respective directors, officers, employees, members, owners, accountants, consultants, advisors, attorneys, agents and other representatives, and (b) with respect to the Company prior to the Closing, the Company’s Affiliates and the Company’s and its Affiliates’ respective equityholders, directors, officers, employees, members, owners, accountants, consultants, advisors, attorneys, agents and other representatives.
“Required Governing Document Proposal” has the meaning set forth in Section 5.8.
“Required SportsMap Stockholder Approval” means the approval of each Required Transaction Proposal by the affirmative vote of the holders of the requisite number of shares of SportsMap Common

Stock entitled to vote thereon, whether in person or by proxy at the SportsMap Stockholders Meeting (or any adjournment or postponement thereof), in accordance with the Governing Documents of SportsMap and applicable Law.
“Required Transaction Proposals” means, collectively, the Business Combination Proposal, the Equity Plan Proposal, the Required Governing Document Proposal, each other proposal that either the SEC or Nasdaq (or the respective staff members thereof) indicates is necessary in its comments to the Proxy Statement or in correspondence related thereto, and each other proposal reasonably agreed to by SportsMap and the Company as necessary in connection with the consummation of the transactions contemplated by this Agreement or the Ancillary Documents.
“Sanctioned Country” means any country or region that is the subject or target of country-wide or territory-wide Sanctions and Export Control Laws (as of the date of this Agreement: Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, the so-called Donetsk People’s Republic, and the so-called Luhansk People’s Republic).
“Sanctioned Person” means (a) a Person who is on the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of the Treasury’s List of Specially Designated Nationals and Blocked Persons or any other list of Persons who are the subject of U.S. sanctions administered by the Office of Foreign Assets Control or any other U.S. federal agency, including but not limited to OFAC’s Non-SDN Chinese Military-Industrial Complex Companies List; (b) OFAC’s Sectoral Sanctions Identifications List, (c) any legal entity that is, directly or indirectly, 50%-or-more owned by one or more Persons identified in the foregoing subparagraph (a) or (c); (d) the government of Crimea, the so-called Donetsk People’s Republic, and the so-called Luhansk People’s Republic, Cuba, Iran, North Korea, or Syria or any Person who is a national or resident thereof or domiciled or headquartered therein; or (e) a Person on the Bureau of Industry and Security Denied Persons List, Entity List, Military End Use, or Unverified List; (f) a Person acting or purporting to act, directly or indirectly, on behalf of, or a legal entity 50% or more owned or controlled by, any of the Persons identified in any of the foregoing subparagraphs (a), (b), (c), or (d).
“Sanctions and Export Control Laws” means any applicable U.S. or non-U.S. Law (except to the extent inconsistent with U.S. law) related to (a) import and export controls, including the U.S. Export Administration Regulations, the ITAR, the EU Dual-Use Regulation (428/2009), the UK’s Export Control Order 2008, or such other controls administered by the U.S. Customs and Border Protection or the Bureau of Industry and Security of the U.S. Department of Commerce, (b) economic or trade sanctions administered by the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury and the U.S. Department of State, the European Union, any European Union Member State, the United Nations, or His Majesty’s Treasury of the United Kingdom, or (c) anti-boycott measures.
“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.
“Schedules” means, collectively, the Company Disclosure Schedules and the SportsMap Disclosure Schedules.
“SEC” means the U.S. Securities and Exchange Commission.
“SEC Clearance” has the meaning set forth in Section 5.7(a).
“Securities Act” means the U.S. Securities Act of 1933.
“Securities Laws” means Federal Securities Laws and other applicable foreign and domestic securities or similar Laws.
“Signing Filing” has the meaning set forth in Section 5.4(b).
“Signing Press Release” has the meaning set forth in Section 5.4(b).
“Software” shall mean any and all (a) computer programs, applications and software, including any and all software implementations of algorithms, models and methodologies, whether in source code or object code or executable code; (b) databases and compilations, including any and all data and collections of data, whether machine readable or otherwise; (c) descriptions, flowcharts and other work product used to design, plan, organize and develop any of the foregoing, screens, user interfaces, report formats, firmware, development tools, templates, menus, buttons and icons; and (d) all documentation, including user manuals and other training documentation, related to any of the foregoing.
“Sponsor Letter Agreement” has the meaning set forth in the recitals to this Agreement.
“SportsMap” has the meaning set forth in the introductory paragraph to this Agreement.
“SportsMap Acquisition Proposal” means (a) any transaction or series of related transactions under which SportsMap or any of its controlled Affiliates, directly or indirectly, (i) acquires or otherwise purchases any other Person(s), (ii) engages in a business combination with any other Person(s) or (iii) acquires or otherwise purchases all or a material portion of the assets, Equity Securities or businesses of any other Person(s) (in the case of each of clause (i), (ii) and (iii), whether by merger, consolidation, recapitalization, purchase or issuance of Equity Securities, purchase of assets, tender offer or otherwise) or (b) any equity or similar investment in SportsMap or any of its controlled Affiliates. Notwithstanding the foregoing or anything to the contrary herein, none of this Agreement, the Ancillary Documents or the transactions contemplated hereby or thereby shall constitute a SportsMap Acquisition Proposal.
“SportsMap Board” has the meaning set forth in the recitals to this Agreement.
“SportsMap Board Recommendation” has the meaning set forth in Section 5.8.
“SportsMap Common Stock” means, at all times prior to the Effective Time, SportsMap common stock, par value $0.0001 per share.
“SportsMap D&O Persons” has the meaning set forth in Section 5.12(a).
“SportsMap Disclosure Schedules” means the disclosure schedules to this Agreement delivered to the Company by SportsMap on the date of this Agreement.
“SportsMap Equity Incentive Plan” has the meaning set forth in Section 5.19.
“SportsMap Expenses” means, as of any determination time, the aggregate amount of fees, expenses, commissions or other amounts incurred by or on behalf of, and that are due and payable (and not otherwise expressly allocated to the Company or any Company Stockholder pursuant to the terms of this Agreement or any Ancillary Document) by any SportsMap Party in connection with the negotiation, preparation or execution of this Agreement or any Ancillary Documents, the performance of its covenants or agreements in this Agreement or any Ancillary Document or the consummation of the transactions contemplated hereby or thereby, including (a) the fees and expenses of outside legal counsel, accountants, advisors, brokers, investment bankers, consultants, placement agents, or other agents or service providers of any SportsMap Party, (b) any Tax payable pursuant to Section 4501(a) of the Code as a result of the SportsMap Stockholder Redemption, and (c) any other fees, expenses, commissions or other amounts that are expressly allocated to a SportsMap Party pursuant to this Agreement or any Ancillary Document. Notwithstanding the foregoing or anything to the contrary herein, SportsMap Expenses shall not include any Company Expenses.
“SportsMap Financial Statements” means all of the financial statements of SportsMap included in the SportsMap SEC Reports.
“SportsMap Fundamental Representations” means the representations and warranties set forth in Section 4.1 (Organization and Qualification), Section 4.2 (Authority), Section 4.3 (Consents and Requisite Governmental Approvals; No Violations); Section 4.4 (Brokers) and Section 4.6 (Capitalization of the SportsMap Parties).
“SportsMap Liabilities” means, as of any determination time, the aggregate amount of Liabilities that are actually due and payable by the SportsMap Parties as of such time. Notwithstanding the foregoing or anything to the contrary herein, SportsMap Liabilities shall not include (a) any SportsMap Expenses, (b) any Liabilities of the SportsMap Parties that have been paid or otherwise satisfied or (c) any Liabilities arising out of, or related to, any Proceeding related to this Agreement, the Ancillary Documents or the transactions contemplated hereby or thereby, including any shareholder demand or other shareholder Proceedings (including derivative claims) arising out of, or related to, any of the foregoing.

“SportsMap Material Adverse Effect” means any change, event, effect or occurrence that, individually or in the aggregate with any other change, event, effect or occurrence, is reasonably likely to, individually or in the aggregate, prevent or materially delay (or has so prevented or materially delayed) the ability of any SportsMap Party to consummate the Merger in accordance with the terms of this Agreement.
“SportsMap New Common Stock” means, at all times at or after the Effective Time, SportsMap’s common stock, par value $0.0001 per share.
“SportsMap Parties” means, together, SportsMap and Merger Sub.
“SportsMap Related Party” has the meaning set forth in Section 4.9.
“SportsMap Related-Party Transactions” has the meaning set forth in Section 4.9.
“SportsMap Sale” means the occurrence of any of the following events (which, for the avoidance of doubt, shall not include the transactions contemplated hereby): (a) any Person, or any group of Persons acting together which would constitute a “group” for purposes of Section 13(d) of the Exchange Act or any successor provision thereto, is or becomes the beneficial owner, directly or indirectly, of securities of SportsMap representing more than fifty percent (50%) of the combined voting power of SportsMap’s then outstanding voting securities; (b) the consummation of a merger or consolidation of SportsMap with any other corporation or other entity, and, immediately after the consummation of such merger or consolidation, either (x) the members of the SportsMap Board immediately prior to such merger or consolidation do not constitute at least a majority of the board of directors of the company surviving the merger or, if the surviving company is a Subsidiary, the ultimate parent thereof, or (y) the voting securities of SportsMap immediately prior to such merger or consolidation do not continue to represent or are not converted into more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the Person resulting from such merger or consolidation or, if the surviving company is a Subsidiary, the ultimate parent thereof; or (c) the shareholders of SportsMap approve a plan of complete liquidation or dissolution of SportsMap or there is consummated an agreement or series of related agreements for the sale, lease or other disposition, directly or indirectly, by SportsMap of all or substantially all of the assets of SportsMap and its Subsidiaries, taken as a whole, other than such sale or other disposition by SportsMap of all or substantially all of the assets of SportsMap and its Subsidiaries, taken as a whole, to an entity at least fifty percent (50%) of the combined voting power of the voting securities of which are owned by shareholders of SportsMap in substantially the same proportions as their ownership of SportsMap immediately prior to such sale.
“SportsMap SEC Reports” has the meaning set forth in Section 4.7.
“SportsMap Share Value” means $10.00.
“SportsMap Sponsor” has the meaning set forth in the recitals to this Agreement.
“SportsMap Stockholder Approval” means, collectively, the Required SportsMap Stockholder Approval and the Other SportsMap Stockholder Approval.
“SportsMap Stockholder Redemption” means the right of the holders of SportsMap Common Stock to redeem all or a portion of their SportsMap Common Stock (in connection with the transactions contemplated by this Agreement or otherwise) as set forth in the Governing Documents of SportsMap.
“SportsMap Stockholders Meeting” has the meaning set forth in Section 5.8.
“SportsMap Warrants” means each warrant to purchase one share of SportsMap Common Stock at a price of $11.50 per share, subject to adjustment.
“Stock Price Level” has the meaning set forth in the definition of Triggering Event.
“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership or other legal entity of which (a) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof, or (b) if a limited liability company, partnership, association or other business entity (other than a corporation), a majority of the partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more Subsidiaries of such Person or a combination thereof and for this purpose, a Person or Persons own a majority ownership interest in such a business entity (other than a corporation) if such Person or Persons shall be allocated a majority of such business entity’s gains or losses or shall be a, or control any, managing director or general partner of such business entity (other than a corporation). The term “Subsidiary” shall include all Subsidiaries of such Subsidiary.
“Surviving Company” has the meaning set forth in Section 2.1(a).
“Tax” means any United States federal, state, local or non-United States income, gross receipts, franchise, estimated, alternative minimum, sales, use, transfer, value added, excise, stamp, customs, duties, ad valorem, real property, personal property (tangible and intangible), capital stock, social security, unemployment, payroll, wage, employment, severance, occupation, registration, communication, mortgage, profits, license, lease, service, goods and services, withholding, premium, unclaimed property, escheat, turnover, windfall profits or other taxes of any kind whatsoever, whether disputed or not, together with any interest, deficiencies, penalties, additions to tax, or additional amounts imposed by any Governmental Entity with respect thereto.
“Tax Authority” means any Governmental Entity responsible for the collection or administration of Taxes or Tax Returns.
“Tax Proceeding” has the meaning set forth in Section 3.18(c).
“Tax Return” means returns, information returns, statements, declarations, claims for refund, schedules, attachments and reports relating to Taxes filed or required to be filed with any Governmental Entity, including any amendment of any of the foregoing.
“Termination Date” has the meaning set forth in Section 7.1(d).
“Trading Day” means any day on which the Trading Market is open for trading.
“Trading Market” means any National Exchange on which the SportsMap Common Stock is listed for trading.
“Transaction Litigation” has the meaning set forth in Section 5.2(f).
“Transaction Proposals” has the meaning set forth in Section 5.8.
“Transaction Support Agreements” has the meaning set forth in the recitals to this Agreement.
“Transactions” means the transactions contemplated by this Agreement to occur at or immediately prior to the Closing, including the Merger.
“Triggering Event” means the occurrence of either of the following events:
(a)   a $12.50 Stock Price Level during the Earnout Period; or
(b)   Company Revenue of $68,500,000 during the fiscal year ending on December 31, 2024.
The Stock Price Level described above shall be equitably adjusted for any subdivision, stock split, reverse stock split, stock dividend, combination, reclassification, recapitalization or similar equity restructuring transaction or any changes in the SportsMap Common Stock as a result of a merger, consolidation, reorganization, recapitalization, business combination or similar transaction involving SportsMap, and the applicable “Stock Price Level” will be considered achieved when, but only when, the volume-weighted average price of SportsMap Common Stock is greater than or equal to the applicable threshold over any twenty (20) Trading Days within any thirty (30) consecutive Trading Days during the specified time period.
“Trust Account” has the meaning set forth in Section 8.18.
“Trust Account Released Claims” has the meaning set forth in Section 8.18.

“Trust Agreement” has the meaning set forth in Section 4.8.
“Trustee” has the meaning set forth in Section 4.8.
“Unpaid Company Expenses” means the Company Expenses that are unpaid as of immediately prior to the Closing.
“Unpaid SportsMap Expenses” means the SportsMap Expenses that are unpaid as of immediately prior to the Closing.
“Unvested Company Option” means each Company Option outstanding as of immediately prior to the Effective Time that is not a Vested Company Option.
“Vested Company Option” means each Company Option outstanding as of immediately prior to the Effective Time that is vested as of immediately prior to the Effective Time or will vest solely as a result of the consummation of the Merger.
“WARN” means the Worker Adjustment Retraining and Notification Act of 1988, as well as similar foreign, state or local Laws.
ARTICLE 2.
MERGER
Section 2.1.   The Merger; Effects of the Merger.
(a)   On the terms and subject to the conditions set forth in this Agreement and in accordance with the DGCL, at the Effective Time on the Closing Date, Merger Sub shall merge with and into the Company (the “Merger”). Upon consummation of the Merger, the separate existence of Merger Sub shall cease and the Company shall continue as the surviving company of the Merger (the “Surviving Company”) and a wholly-owned subsidiary of SportsMap.
(b)   At the Closing, the Parties shall cause a certificate of merger, in a form reasonably satisfactory to the Company and SportsMap (the “Certificate of Merger”), to be executed and filed with the Secretary of State of the State of Delaware. The Merger shall become effective on the date and time at which the Certificate of Merger is accepted for filing by the Secretary of State of the State of Delaware or at such later date and/or time as is agreed by SportsMap and the Company and specified in the Certificate of Merger (the time the Merger becomes effective being referred to herein as the “Effective Time”).
(c)   The Merger shall have the effects set forth in Section 251 of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all of the assets, properties, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Company and all debts, liabilities, obligations, restrictions, disabilities and duties of each of the Company and Merger Sub shall become the debts, liabilities, obligations and duties of the Surviving Company, in each case, in accordance with the DGCL.
(d)   At the Effective Time, the Governing Documents of the Surviving Company shall be amended to be the Governing Documents of Merger Sub (which shall be in the forms mutually agreed to by SportsMap and the Company), except that all references therein to Merger Sub shall be deemed to be references to the Surviving Company, in each case, until thereafter changed or amended as provided therein or by applicable Law.
(e)   At the Effective Time, the Governing Documents of SportsMap shall, subject to obtaining the Required SportsMap Stockholder Approval, be amended and restated substantially to the forms attached hereto as Exhibit C and Exhibit D (with such changes as may be agreed in writing by SportsMap and the Company), respectively, and such shall be the certificate of incorporation (the “Post-Closing SportsMap Certificate of Incorporation”) and bylaws of SportsMap until thereafter amended as provided therein and under the DGCL.
(f)   At the Effective Time, the directors and officers of the Company immediately prior to the Effective Time shall be the initial directors and officers of the Surviving Company, each to hold office in accordance with the Governing Documents of the Surviving Company until such director’s or officer’s successor is duly elected or appointed and qualified, or until the earlier of their death, resignation or removal.
(g)   At the Effective Time, by virtue of the Merger and without any action on the part of any Party or any other Person, each share of capital stock of Merger Sub issued and outstanding immediately prior to the Effective Time shall be automatically cancelled and extinguished and converted into one share of common stock, par value $0.001, of the Surviving Company.
(h)   At the Effective Time (and, for the avoidance of doubt, following the Company Note Conversion), by virtue of the Merger and without any action on the part of any Party or any other Person or the Company Equityholders or the holders of any shares of capital stock of SportsMap or Merger Sub, each share of Company Common Stock (including Company Common Stock issued in the Company Note Conversion), excluding any Dissenting Shares and the Company Common Stock cancelled and extinguished pursuant to Section 2.1(i), issued and outstanding as of immediately prior to the Effective Time shall be automatically cancelled and extinguished and converted into the right to receive such number of shares of SportsMap Common Stock equal to the Exchange Ratio. From and after the Effective Time, each Company Stockholder’s certificates (the “Certificates”), if any, evidencing ownership of the Company Common Stock issued and outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such Company Common Stock except as otherwise expressly provided for herein or under applicable Law.
(i)   At the Effective Time, by virtue of the Merger and without any action on the part of any Party or any other Person, each share of Company Common Stock held immediately prior to the Effective Time by the Company as treasury stock shall be automatically cancelled and extinguished, and no consideration shall be paid with respect thereto.
Section 2.2.   Treatment of Company Options.
(a)   At the Effective Time, by virtue of the Merger and without any action of any Party or any other Person (but subject to, in the case of the Company, Section 2.2(d)), each Participating Company Option shall be converted into an option to purchase a number of shares of SportsMap Common Stock upon substantially the same terms and conditions (but taking into account any accelerated vesting provided for in the Company Equity Plan or in any award agreement by reason of this Agreement or the transactions contemplated hereby) as are in effect with respect to such Participating Company Option immediately prior to the Effective Time, including with respect to vesting and termination-related provisions (such option, an “Exchanged Option”), except that (i) each such Exchanged Option shall represent the right to purchase that whole number of shares of SportsMap Common Stock (rounded down to the nearest whole number) equal to (A) the number of shares of Company Class B Common Stock subject to such Participating Company Option immediately prior to the Effective Time multiplied by (B) the Exchange Ratio, and (ii) the exercise price per share for each such Exchanged Option (rounded up to the nearest whole cent) shall be equal to (A) the exercise price per share of such Participating Company Option immediately prior to the Effective Time divided by (B) the Exchange Ratio. The conversion of the Participating Company Options will be made in a manner consistent with Treasury Regulation Section 1.424-1, such that such conversion will not constitute a “modification” of such Participating Company Options for purposes of Section 409A or Section 424 of the Code. As of the Effective Time, all Participating Company Options shall no longer be outstanding and each holder of an Exchanged Option will cease to have any rights with respect to such Participating Company Options except as set forth herein. Each holder of an Exchanged Option as of immediately following the Effective Time (but excluding any Forfeited Company Option) shall also be entitled to receive its Earnout Pro Rata Share of any Earnout Shares if the Triggering Event occurs or is deemed to occur in accordance with Section 2.3.
(b)   Each Out-of-the-Money Company Option shall be cancelled and terminated at the Effective Time without any payment of consideration therefor.
(c)   Following the Effective Time, no new awards will be granted under the Company Equity Plan.
(d)   Prior to the Closing, the Company shall take, or cause to be taken, all necessary or appropriate actions (including adopting resolutions by the Company Board or a committee thereof) under the Company Equity Plan or other applicable instruments under the underlying grant, award, warrant or similar agreement or otherwise to give effect to the provisions of this Section 2.2. Prior to such adoption, the Company will provide SportsMap with drafts of, and a reasonable opportunity to comment on, all such resolutions.
Section 2.3.   Earnout.
(a)   Prior to or contemporaneously with the Closing, SportsMap shall reserve for issuance 2,400,000 shares of SportsMap Common Stock (equitably adjusted for any subdivision, stock split, reverse stock split, stock dividend, combination, reclassification or similar equity restructuring transaction or any changes in the SportsMap Common Stock as a result of a merger, consolidation, reorganization, recapitalization, business combination or similar transaction involving SportsMap) (as adjusted, the “Earnout Shares”), and shall maintain the reservation for issuance of such Earnout Shares until the earlier of the issuance of such Earnout Shares or the end of the Earnout Period, in each case, in accordance with the terms of this Section 2.3.
(b)   Except as otherwise provided in Section 2.3(c), as additional consideration for the Merger, within fifteen (15) Business Days after the occurrence of a Triggering Event during the Earnout Period, SportsMap shall issue to each Company Equityholder, in each case as of immediately prior to the Effective Time (other than holders of Dissenting Shares, if any, and Forfeited Company Options) (collectively, the “Earnout Pre-Closing Company Securityholders”), the number of shares of SportsMap Common Stock equal to (x) such Earnout Pre-Closing Company Securityholder’s Earnout Pro Rata Share multiplied by (y) 2,400,000 (equitably adjusted for any subdivision, stock split, reverse stock split, stock dividend, combination, reclassification or similar equity restructuring transaction or any changes in the SportsMap Common Stock as a result of a merger, consolidation, reorganization, recapitalization, business combination or similar transaction involving SportsMap). Notwithstanding anything to the contrary contained herein, (i) in no event shall SportsMap be required under this Section 2.3 to issue an aggregate number of Earnout Shares in excess of 2,400,000 shares of SportsMap Common Stock (equitably adjusted for any subdivision, stock split, reverse stock split, stock dividend, combination, reclassification or similar equity restructuring transaction or any changes in the SportsMap Common Stock as a result of a merger, consolidation, reorganization, recapitalization, business combination or similar transaction involving SportsMap, and not taking into account the effects of rounding applied in accordance with this Section 2.3) and (ii) at the end of the Earnout Period, the Earnout Pre-Closing Company Securityholders shall have no further right to receive any portion of any Earnout Shares that have not been issued or are not then issuable to Earnout Pre-Closing Company Securityholders in accordance with this Section 2.3.
(c)   Any issuances of Earnout Shares shall be treated as an adjustment to the Aggregate Share Consideration for all Tax purposes, except to the extent otherwise required by applicable Law (including, for the avoidance of doubt, with respect to any amounts required to be treated as interest pursuant to Section 483 of the Code).
(d)   The right of the Earnout Pre-Closing Company Securityholders to receive the Earnout Shares (i) is solely a contractual right, will not be evidenced by a certificate or other instrument and does not constitute a security, (ii) may not be sold, assigned, transferred, pledged, encumbered or in any other manner transferred or disposed of, in whole or in part, other than upon written notice to SportsMap pursuant to a Permitted Transfer, and (iii) does not give the Earnout Pre-Closing Company Securityholders any right to receive interest payments. For purposes of this Agreement, “Permitted Transfer” means: (A) a transfer on death by will or intestacy; (B) a transfer by instrument to an inter vivos or testamentary trust for beneficiaries upon the death of the trustee; (C) a transfer made pursuant to a court order of a court of competent jurisdiction (such as in connection with divorce, bankruptcy or liquidation); (D) a transfer by a partnership or limited liability company through a distribution to its partners or members, as applicable, in each case without consideration; (E) a transfer made by operation of Law (including a consolidation or merger) or as pursuant to the dissolution, liquidation or termination of any corporation, limited liability company, partnership or other entity or (F) a transfer by an Earnout Pre-Closing Company Securityholder that is a venture capital or investment fund to an Affiliate.
(e)   There is no guarantee or other assurance of any kind that any Earnout Shares will be payable hereunder (regardless of any projections, models, forecasts or any other financial data generated by, or provided to, the Company, SportsMap or their respective Affiliates or Representatives). SportsMap shall have sole discretion with regard to all matters relating to the operation of the Company and its businesses and shall have no express or implied obligation to take any action, or omit to take any action, to seek to maximize the number of Earnout Shares issuable to the Earnout Pre-Closing Company Securityholders or cause the Triggering Events to be satisfied.
(f)   If, during the Earnout Period, SportsMap consummates a SportsMap Sale that will result in the holders of SportsMap Common Stock receiving a per-share price (based on the value of the cash, securities or in-kind consideration being delivered in respect of such SportsMap Common Stock, as determined in good faith by the SportsMap Board) equal to or in excess of the applicable Stock Price Level required in connection with any Triggering Event, then immediately prior to the consummation of such SportsMap Sale (i) if no triggering event has occurred prior to the consummation of such SportsMap Sale, any Triggering Event at such Stock Price Level shall be deemed to have occurred and (ii) SportsMap shall issue the applicable Earnout Shares to the applicable Earnout Pre-Closing Company Securityholders in accordance with their respective Earnout Pro Rata Share, and (iii) subject to the terms and on the conditions of such SportsMap Sale, as determined by SportsMap in its sole discretion (provided that the Earnout Pre-Closing Company Securityholders and/or the Earnout Shares (as applicable) shall be treated no less favorably than, and shall be subject to terms and conditions that are no more restrictive than those applicable to, any other holder of SportsMap Common Stock and/or shares of SportsMap Common Stock participating in such SportsMap Sale), such Earnout Pre-Closing Company Securityholders shall be eligible to participate in such SportsMap Sale with respect to such Earnout Shares. If, during the Earnout Period, there is a SportsMap Sale that will result in the holders of SportsMap Common Stock receiving a per-share price (based on the value of the cash, securities or in-kind consideration being delivered in respect of such SportsMap Common Stock, as determined in good faith by the SportsMap Board) that is less than any applicable Stock Price Level required in connection with any Triggering Event that has not previously occurred (and no Triggering Event has occurred as of such time), then this Section 2.3 shall terminate and no Earnout Shares shall be issuable hereunder with respect to any such Triggering Event(s) in connection with or following completion of the SportsMap Sale.
Section 2.4.   Closing of the Transactions Contemplated by this Agreement. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place electronically by exchange of the closing deliverables by the means provided in Section 8.11 as promptly as reasonably practicable, but in no event later than the third (3rd) Business Day, following the satisfaction (or, to the extent permitted by applicable Law, waiver) of the conditions set forth in Article 6 (other than those conditions that by their nature are to be satisfied at the Closing, but subject to satisfaction or waiver of such conditions) (the “Closing Date”) or at such other place, date and/or time as SportsMap and the Company may agree in writing.
Section 2.5.   Allocation Schedule.
(a)   At least three (3) Business Days prior to the Closing Date, the Company shall deliver to SportsMap and the Exchange Agent an allocation schedule (the “Allocation Schedule”) setting forth, as of the date thereof:
(i)   (A) the number of shares of Company Common Stock held by each Company Stockholder (after giving effect to the Company Note Conversion), and (B) the number of shares of Company Class B Common Stock subject to each Company Option held by each holder thereof;
(ii)   in the case of the Company Options, the exercise (or similar) price and, if applicable, the expiration (or similar) date;
(iii)   (A) the Exchange Ratio; (B) the portion of the Aggregate Share Consideration (specifying the number of shares of SportsMap Common Stock) allocated to each share of Company Common Stock pursuant to Section 2.1(h) based on the Exchange Ratio (including, for the avoidance of doubt, the number of shares of Company Common Stock that would be allocated to any such Company Common Stock pursuant to Section 2.1(h) but for such shares of Company Common Stock being Dissenting Shares), and (C) the portion of the Aggregate Share Consideration allocated to each Participating Company Option pursuant to Section 2.2(a), as well as, in the case of each of clauses (A) through (C), reasonably detailed calculations with respect to the components and subcomponents thereof (including any exchange (or similar) ratio on which such calculations are based);

(iv)   each Company Stockholder that is a Dissenting Stockholder and the number of shares of Company Common Stock held by such Company Stockholder that are Dissenting Shares;
(v)   with respect to each Company Equityholder (after giving effect to the Company Note Conversion), the aggregate number of shares of SportsMap Common Stock issuable to such Company Equityholder based on allocations with respect to each class and type of Company Security held by such Company Equityholder, as set forth in Section 2.5(a)(iii);
(vi)   the estimated number of Earnout Shares issuable to each Earnout Pre-Closing Company Securityholder (after giving effect to the Company Note Conversion) upon the occurrence of the Triggering Event; and
(vii)   a certification, duly executed by the chief executive officer of the Company, that the information and calculations delivered pursuant to clauses (i) through (vi) of this Section 2.5(a) are, and will be as of immediately prior to the Effective Time, (A) true and correct in all respects, (B) in accordance with the applicable provisions of this Agreement, the Governing Documents of the Company, the Company Stockholders Agreement and applicable Laws, and (C) in the case of the Participating Company Options, in accordance with the Company Equity Plan and any applicable grant or similar agreement with respect to each Participating Company Option.
The Company will review and incorporate any comments on or changes to the Allocation Schedule provided by SportsMap or any of its Representatives prior to the Effective Time.
(b)   Notwithstanding the foregoing or anything to the contrary herein, the SportsMap Parties and the Exchange Agent will be entitled to rely upon the Allocation Schedule for purposes of allocating the transaction consideration to the Company Equityholders under this Agreement or under the Exchange Agent Agreement, as applicable, and upon delivery, payment and issuance of the Aggregate Share Consideration on the Closing Date to the Exchange Agent, SportsMap and its respective Affiliates shall be deemed to have satisfied all obligations with respect to the payment of consideration under this Agreement (including with respect to the Aggregate Share Consideration), and none of them shall have (i) any further obligations to the Company, any Company Equityholder or any other Person with respect to the payment of any consideration under this Agreement (including with respect to the Aggregate Share Consideration), or (ii) any Liability with respect to the allocation of the consideration under this Agreement, and the Company and the Company Equityholders hereby irrevocably waive and release SportsMap and its Affiliates (and, on and after the Closing, the Company and its Affiliates) from any and all claims arising out of or resulting from or related to such Allocation Schedule and the allocation of the Aggregate Share Consideration, as the case may be, among each Company Equityholder as set forth in such Allocation Schedule.
Section 2.6.   Company Stockholder Deliverables.
(a)   At least three (3) Business Days prior to the Closing Date, SportsMap shall appoint an exchange agent reasonably acceptable to the Company (the “Exchange Agent”) (it being understood and agreed, for the avoidance of doubt, that Continental Stock Transfer & Trust Company (or any of its Affiliates) shall be deemed to be acceptable to the Company) and enter into an exchange agent agreement with the Exchange Agent (the “Exchange Agent Agreement”) for the purpose of exchanging Certificates, if any, representing shares of Company Common Stock and each share of Company Common Stock held in book-entry form on the stock transfer books of the Company immediately prior to the Effective Time, in either case, for the portion of the Aggregate Share Consideration issuable in respect of such shares of Company Common Stock pursuant to Section 2.1(h) and on the terms and subject to the other conditions set forth in this Agreement. The Company shall reasonably cooperate with SportsMap and the Exchange Agent in connection with the appointment of the Exchange Agent, the entry into the Exchange Agent Agreement (including, if necessary or advisable, as determined in good faith by SportsMap, by also entering into the Exchange Agent Agreement in the form agreed to by SportsMap and the Exchange Agent) and the covenants and agreements in this Section 2.6 (including the provision of any information, or the entry into any agreements or documentation, necessary or advisable, as determined in good faith by SportsMap, or otherwise required by the Exchange Agent Agreement for the Exchange Agent to fulfill its duties as the Exchange Agent in connection with the transactions contemplated hereby).

(b)   At the Effective Time, SportsMap shall deposit, or cause to be deposited, with the Exchange Agent, for the benefit of the Company Stockholders and for exchange in accordance with this Section 2.6 through the Exchange Agent, evidence of shares of SportsMap Common Stock in book-entry form representing the portion of the Aggregate Share Consideration issuable pursuant to Section 2.1(h) in exchange for the shares of Company Common Stock outstanding immediately prior to the Effective Time. All shares in book-entry form representing the portion of the Aggregate Share Consideration issuable pursuant to Section 2.1(h) deposited with the Exchange Agent shall be referred to in this Agreement as the “Exchange Fund”.
(c)   Reasonably promptly after the Effective Time (and in any event within two (2) Business Days thereafter), SportsMap shall send or shall cause the Exchange Agent to send, to each record holder of Company Common Stock as of immediately prior to the Effective Time, whose shares of Company Common Stock were converted pursuant to Section 2.1(h) into the right to receive a portion of the Aggregate Share Consideration as determined pursuant to Section 2.1(h), a letter of transmittal and instructions (which letter of transmittal will be in customary form) for use in such exchange (each, a “Letter of Transmittal”); provided, however, that the Exchange Agent shall not be required to deliver a Letter of Transmittal to any holder of Company Common Stock that has delivered a Letter of Transmittal with respect to its shares of Company Common Stock to the Exchange Agent at least two (2) Business Days prior to the Closing Date.
(d)   Each holder of Company Common Stock that has been converted into the right to receive a portion of the Aggregate Share Consideration pursuant to Section 2.1(h) shall be entitled to receive such portion of the Aggregate Share Consideration as determined pursuant to Section 2.1(h) and as set forth in the Allocation Schedule and upon receipt of a duly completed and validly executed Letter of Transmittal with respect to such holder’s shares of Company Common Stock and such other documents as may reasonably be requested by the Exchange Agent (collectively, the “Exchange Documentation”). Promptly following delivery of such holder’s Exchange Documentation, the Exchange Agent will deliver to the holder of such shares of Company Common Stock in exchange therefor such holder’s portion of the Aggregate Share Consideration as determined pursuant to Section 2.1(h) and as set forth in the Allocation Schedule; provided, however, that if the holder of Company Common Stock delivers to the Exchange Agent the Exchange Documentation with respect to such holder’s shares of Company Common Stock at least two (2) Business Days prior to the Closing Date, the Exchange Agent shall deliver to the holder of such shares of Company Common Stock in exchange therefor such holder’s portion of the Aggregate Share Consideration as determined pursuant to Section 2.1(h) and as set forth in the Allocation Schedule covered by such Exchange Documentation on the Closing Date or as promptly as practicable thereafter. Such shares of Company Common Stock shall forthwith be cancelled.
(e)   If any portion of the Aggregate Share Consideration is to be issued to a Person other than the Company Stockholder in whose name the surrendered Certificate or the transferred share of Company Common Stock in book-entry form is registered, it shall be a condition to the issuance of the applicable portion of the Aggregate Share Consideration that, in addition to any other requirements set forth in the Exchange Agent Agreement, (i) either such Certificate shall be properly endorsed or shall otherwise be in proper form for transfer or such share of Company Common Stock in book-entry form shall be properly transferred, and (ii) the Person requesting such consideration pay to the Exchange Agent any transfer or similar Taxes required as a result of such consideration being issued to a Person other than the registered holder of such Certificate or share of Company Common Stock in book-entry form or establish to the satisfaction of the Exchange Agent that such transfer or similar Taxes have been paid or are not payable.
(f)   No interest will be paid or accrued on the Aggregate Share Consideration (or any portion thereof). From and after the Effective Time, until surrendered or transferred, as applicable, in accordance with this Section 2.6, each share of Company Common Stock (excluding any Dissenting Shares and the shares of Company Common Stock cancelled and extinguished pursuant to Section 2.1(i)) shall solely represent the right to receive a portion of the Aggregate Share Consideration to which such share of Company Common Stock is entitled to receive pursuant to Section 2.1(h).
(g)   At the Effective Time, the stock transfer books of the Company shall be closed and there shall be no transfers of shares of Company Common Stock that were outstanding immediately prior to the Effective Time.

(h)   Any portion of the Exchange Fund that remains unclaimed by the Company Stockholders twelve (12) months following the Closing Date shall be delivered to SportsMap or as otherwise instructed by SportsMap, and any Company Stockholder who has not exchanged his, her or its shares of Company Common Stock for the applicable portion of the Aggregate Share Consideration in accordance with this Section 2.6 prior to that time shall thereafter look only to SportsMap for the issuance of the applicable portion of the Aggregate Share Consideration, without any interest thereon. None of SportsMap, the Surviving Company or any of their respective Affiliates shall be liable to any Person in respect of any consideration delivered to a public official pursuant to any applicable abandoned property, unclaimed property, escheat, or similar Law. Any portion of the Aggregate Share Consideration remaining unclaimed by the Company Stockholders immediately prior to such time when the amounts would otherwise escheat to or become property of any Governmental Entity shall become, to the extent permitted by applicable Law, the property of SportsMap free and clear of any claims or interest of any Person previously entitled thereto.
Section 2.7.   Dissenting Stockholder.   Notwithstanding anything to the contrary herein, any shares of Company Common Stock for which any Company Stockholder (such Company Stockholder, a “Dissenting Stockholder”) (a) has not voted in favor of the Merger or consented to it in writing and (b) has demanded the appraisal of such shares of Company Common Stock in accordance with, and has complied in all respects with, Section 262 of the DGCL (collectively, the “Dissenting Shares”) shall not be converted into the right to receive the applicable portion of Aggregate Share Consideration pursuant to Section 2.1(h). From and after the Effective Time, (i) the Dissenting Shares shall be cancelled and extinguished and shall cease to exist and (ii) the Dissenting Stockholders shall be entitled only to such rights as may be granted to them under Section 262 of the DGCL and shall not be entitled to exercise any of the voting rights or other rights of a stockholder of the Surviving Company or any of its Affiliates (including SportsMap); provided, however, that if any Dissenting Stockholder effectively withdraws or loses such appraisal rights (through failure to perfect such appraisal rights or otherwise), then the shares of Company Common Stock held by such Dissenting Stockholder (A) shall no longer be deemed to be Dissenting Shares and (B) shall be treated as if they had been converted automatically at the Effective Time into the right to receive the applicable portion of Aggregate Share Consideration pursuant to Section 2.1(h). Each Dissenting Stockholder who becomes entitled to payment for his, her or its Dissenting Shares pursuant to the DGCL shall receive payment thereof from the Company in accordance with the DGCL. The Company shall give SportsMap prompt notice of any written demands for appraisal of any Company Common Stock, attempted withdrawals of such demands and any other documents or instruments served pursuant to the DGCL and received by the Company relating to stockholders’ rights of appraisal in accordance with the provisions of Section 262 of the DGCL, and SportsMap shall have the opportunity to participate in all negotiations and proceedings with respect to all such demands. The Company shall not, except with the prior written consent of SportsMap (prior to the Closing), make any payment or deliver any consideration (including Company Common Stock or SportsMap Common Stock) with respect to, settle or offer or agree to settle any such demands.
Section 2.8.   No Fractional Shares.   No certificate, book-entry share or scrip representing fractional shares of SportsMap Common Stock shall be issued upon the surrender for exchange of Company Common Stock or as Earnout Shares, no dividend or distribution of SportsMap shall be payable on or with respect to any such fractional share interests, and such fractional share interests will not entitle the owner thereof to vote or to any other rights of a stockholder of SportsMap. Notwithstanding any other provision of this Agreement, (a) all fractional shares of SportsMap Common Stock that a Company Equityholder would otherwise have been entitled to receive pursuant to Section 2.1(h) will be aggregated and then, if a fractional share of SportsMap Common Stock results from that aggregation, be rounded up to the nearest whole share of SportsMap Common Stock and (b) all fractional shares that an Earnout Pre-Closing Company Securityholder would have been entitled to receive pursuant to Section 2.3 will be aggregated and then, if a fractional share of SportsMap Common Stock results from that aggregation, be rounded up to the nearest whole share of SportsMap Common Stock.
Section 2.9.   Withholding.   SportsMap, the Company, the Exchange Agent and any other applicable withholding agent shall be entitled to deduct and withhold (or cause to be deducted and withheld) from any consideration payable pursuant to this Agreement such amounts as are required to be deducted and withheld under applicable Tax Law. Prior to the Effective Time, SportsMap, the Exchange Agent or any other applicable withholding agent, as appropriate, shall provide commercially reasonable notice to the Company upon becoming aware of any such withholding obligation. The Parties shall cooperate in good faith to eliminate or reduce any such deduction or withholding (including through the request and provision of any statements, forms or other documents to reduce or eliminate any such deduction or withholding). To the extent that amounts are so withheld and remitted to the applicable Tax Authority in accordance with applicable Tax Law, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made.
ARTICLE 3.
REPRESENTATIONS AND WARRANTIES RELATING TO THE COMPANY
Subject to Section 8.8, except as set forth in the Company Disclosure Schedules, the Company hereby represents and warrants to the SportsMap Parties as follows:
Section 3.1.   Organization and Qualification.
(a)   The Company is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware. The Company has the requisite corporate power and authority to own, lease and operate its properties and to carry on its businesses as presently conducted in all material respects.
(b)    True and complete copies of the Governing Documents of the Company and the Company Stockholders Agreement have been made available to SportsMap, in each case, as amended and in effect as of the date of this Agreement. The Governing Documents of the Company and the Company Stockholders Agreement are in full force and effect, and the Company is not, in any material respect, in breach or violation of any provision set forth in its Governing Documents or the Company Stockholders Agreement.
(c)    The Company is duly qualified or licensed to transact business and is in good standing (or the equivalent thereof, if applicable, in each case, with respect to the jurisdictions that recognize the concept of good standing or any equivalent thereof) in each jurisdiction in which the character of the property and assets owned, leased or operated by it, or the nature of the business conducted by it, makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing would not reasonably be expected to have a Company Material Adverse Effect.
Section 3.2.   Subsidiaries and Equity Investments.
(a)    Except for the Subsidiaries of the Company set forth in Section 3.2(a) of the Company Disclosure Schedules (collectively, the “Company Subsidiaries” and each individually a “Company Subsidiary”), the Company does not own, directly or indirectly, have the right to acquire, or have the power to vote, the shares of any capital stock or other Equity Securities of any Person.
(b)    Each Company Subsidiary is a corporation or other entity duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization or incorporation. Each Company Subsidiary has the requisite corporate or other legal entity power and authority to own, lease and operate its properties and to carry on its businesses as presently conducted, except where the failure to have such power or authority would not reasonably be expected to have a Company Material Adverse Effect.
(c)    True and complete copies of the Governing Documents of each Company Subsidiary have been made available to SportsMap, in each case, as amended and in effect as of the date of this Agreement. The Governing Documents of each Company Subsidiary are in full force and effect, and no Company Subsidiary is in breach or violation in any material respect of any provision set forth in its Governing Documents.
(d)    Each Company Subsidiary is duly qualified or licensed to transact business and is in good standing (or the equivalent thereof, if applicable, in each case, with respect to the jurisdictions that recognize the concept of good standing or any equivalent thereof) in each jurisdiction in which the character of the property and assets owned, leased or operated by it, or the nature of the business conducted by it, makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing would not reasonably be expected to have a Company Material Adverse Effect.
(e)    All of the outstanding capital stock of, or other voting securities (including voting shares) or equity interests in, each Company Subsidiary, is owned by the Company free and clear of any Liens (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other voting securities or equity interests). All of the capital stock or equity interests of each Company Subsidiary has been issued in material compliance with all applicable Laws.
(f)   There are no outstanding subscriptions, warrants, options, convertible securities or other rights (contingent or otherwise) issued by the Company or any Company Subsidiary or other agreements or commitments of any character relating to the issued or unissued capital stock or other securities of any Company Subsidiary, including any agreement or commitment obligating the Company or any Company Subsidiary to issue, deliver or sell, or cause to be issued, delivered or sold, shares of capital stock or other securities of any Company Subsidiary or obligating the Company or any Company Subsidiary to grant, extent or enter into any subscription, warrant, option, convertible security or other right (contingent or otherwise) or other similar agreement or commitment with respect to any Company Subsidiary, or obligating any Company Subsidiary to make any payments pursuant to any stock based or stock related plan or award. No Company Subsidiary is subject to any obligation or requirement to provide funds for or to make any investment (in the form of a loan, capital contribution or otherwise) to or in any Person.
Section 3.3.   Capitalization of the Company.
(a)   Section 3.3(a) of the Company Disclosure Schedules sets forth a true and complete statement as of the date of this Agreement of (i) the number and class or series (as applicable) of all of the Equity Securities of the Company issued and outstanding, (ii) the identity of the Persons that are the record and beneficial owners thereof and (iii) with respect to each Company Option, (A) the date of grant, (B) any applicable exercise (or similar) price, (C) any applicable expiration (or similar) date, and (D) whether such Company Option is intended to be an Incentive Stock Option. All of the Equity Securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable. The Equity Securities of the Company (1) were not issued in violation of the Governing Documents of the Company, the Company Stockholders Agreement or any other Contract to which the Company is party or bound, (2) were not issued in violation of any preemptive rights, call option, right of first refusal or first offer, subscription rights, transfer restrictions or similar rights of any Person, (3) have been offered, sold and issued in compliance with applicable Law, including Securities Laws and (4) are free and clear of all Liens (other than transfer restrictions under applicable Securities Law or under the Company Stockholders Agreement). Except for the Company Options set forth on Section 3.3(a) of the Company Disclosure Schedules and those either permitted by Section 5.1(b) or issued, granted or entered into in accordance with Section 5.1(b) and except as contemplated by this Agreement and the Ancillary Documents, the Company has no outstanding (x) equity appreciation, phantom equity or profit participation rights or (y) options, restricted stock, restricted stock units, phantom stock, warrants, purchase rights, subscription rights, conversion rights, exchange rights, calls, puts, rights of first refusal or first offer or other Contracts that could require the Company to issue, sell or otherwise cause to become outstanding or to acquire, repurchase or redeem any Equity Securities or securities convertible into or exchangeable for Equity Securities of the Company. Except for the Company Stockholders Agreement, there are no voting trusts, proxies or other Contracts with respect to the voting or transfer of the Company’s Equity Securities.
(b)   (i) Each Company Option has an exercise price at least equal to the fair market value of a share of Company Class B Common Stock on the date such Company Option was granted, (ii) no Company Option has had its grant date “back-dated”, and (iii) all Company Options have been issued in all material respects in compliance with the Company Equity Plan and all applicable Laws and properly accounted for in all material respects in accordance with GAAP.
Section 3.4.   Authority.   The Company and each Company Subsidiary has the requisite corporate power and authority to execute and deliver this Agreement and each Ancillary Document to which it is or will be a party, as applicable, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement, the Ancillary Documents to which the Company and each Company Subsidiary is or will be a party and the consummation of the transactions contemplated hereby and thereby have been (or, in the case of any Ancillary Document entered into after the date of this Agreement, will be upon execution thereof) duly authorized by all necessary corporate (or other similar) action on the part of the Company. The execution, delivery and performance of this Agreement and each Ancillary Document and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized and approved by the Company Board and the Company Stockholders, no other corporate proceeding on the part of the Company is necessary to authorize this Agreement or such Ancillary Document or the Company’s performance hereunder or thereunder. This Agreement and each Ancillary Document to which the Company is or will be a party has been or will be, upon execution thereof, as applicable, duly and validly executed and delivered by the Company and constitutes or will constitute, upon execution and delivery thereof, as applicable, a valid, legal and binding agreement of the Company (assuming that this Agreement and the Ancillary Documents to which the Company is or will be a party are or will be upon execution thereof, as applicable, duly authorized, executed and delivered by the other Persons party thereto), enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws generally affecting the enforcement of creditors’ rights and subject to general principles of equity). The Company has obtained and made available to SportsMap a true and correct copy of a written consent approving and adopting this Agreement, the Ancillary Documents to which the Company is or will be a party and the transactions contemplated hereby and thereby (including the Merger) duly executed by the Company Class A Stockholders as of the date of this Agreement.
Section 3.5.   Financial Statements; Undisclosed Liabilities.
(a)   The Company has made available to SportsMap a true and complete copy of (i) the unaudited consolidated balance sheet of the Company and the Company Subsidiaries as of December 31, 2021 (the “Latest Balance Sheet”), and the related unaudited consolidated statement of income of the Company and the Company Subsidiaries for the year then ended and (ii) the audited consolidated balance sheet of the Company and the Company Subsidiaries as of December 31, 2020, and the related audited consolidated statements of income, changes in shareholders’ equity and cash flows of the Company and the Company Subsidiaries for the year then ended (the financial statements described in clauses (i) and (ii), the “Financial Statements”), which Financial Statements are attached as Section 3.5(a) of the Company Disclosure Schedules. The Financial Statements (including the notes thereto) (A) were prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated (except, in the case of any audited financial statements, as may be specifically indicated in the notes thereto and subject to, in the case of any unaudited financial statements, normal year-end audit adjustments and the absence of notes thereto), (B) fairly present, in all material respects, the financial position and results of operations of the Company and the Company Subsidiaries as at the date thereof and for the period indicated therein (subject to, in the case of any unaudited financial statements, normal year-end audit adjustments and the absence of notes thereto) and (C) were derived from, and accurately reflect in all material respects, the books and records of the Company and the Company Subsidiaries.
(b)   Each of the financial statements or similar reports required to be included in the Proxy Statement or any other filings to be made by the Company with the SEC in connection with the transactions contemplated by this Agreement or any Ancillary Document (the financial statements described in this sentence, which the Parties acknowledge shall, with respect to historical financial statements, solely consist of the audited financial statements as of and for the years ended December 31, 2020 and December 31, 2021, along with unaudited financial statements as of and for the applicable quarterly interim periods thereafter, the “Closing Company Financial Statements”), when delivered following the date of this Agreement in accordance with Section 5.18, (i) will be prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated (except, in the case of any audited financial statements, as may be specifically indicated in the notes thereto and subject to, in the case of any unaudited financial statements, normal year-end audit adjustments and the absence of notes thereto), (ii) will fairly present, in all material respects, the financial position and results of operations of the Company and the Company Subsidiaries as at the date thereof and for the period indicated therein (subject to, in the case of any unaudited financial statements, normal year-end audit adjustments and the absence of notes thereto), (iii) in the case of any audited financial statements, will be audited in accordance with the standards of the PCAOB and will contain an unqualified report of the Company’s auditors and (iv) will comply in all material respects with the applicable accounting requirements and with the rules and regulations of the SEC, the Exchange Act and the Securities Act in effect as of the date of such delivery (including Regulation S-X or Regulation S-K, as applicable).
(c)   Except (i) as set forth on the face of the Latest Balance Sheet, (ii) for Liabilities incurred in the ordinary course of business since the date of the Latest Balance Sheet (none of which are Liabilities related to a breach of Contract, breach of warranty, tort, infringement, Proceeding or violation of applicable Law), (iii) for Liabilities incurred in connection with the negotiation, preparation or execution of this

Agreement or any Ancillary Documents, the performance by the Company or any Company Subsidiary of its covenants or agreements in this Agreement or any Ancillary Document to which it is or will be a party or the consummation of the transactions contemplated hereby or thereby (including, for the avoidance of doubt, any Liabilities arising out of, or related to, any Proceeding related to this Agreement, the Ancillary Documents or the transactions contemplated hereby or thereby, including any stockholder demand or other stockholder Proceedings (including derivative claims) arising out of, or related to, any of the foregoing), (iv) for Liabilities constituting obligations for future performance under any Contract to which the Company or any Company Subsidiary is a party, and (v) for Liabilities that are not and would not reasonably be expected to be, individually or in the aggregate, material to the Company and the Company Subsidiaries, neither the Company nor any Company Subsidiary have any Liabilities of the type required to be set forth on a balance sheet in accordance with GAAP. Section 3.5(c) of the Company Disclosure Schedules sets forth a list of all Indebtedness of the Company as of the date of this Agreement, including the principal amount of such Indebtedness, the outstanding balance as of the date of this Agreement, and the debtor and the creditor thereof.
(d)   The Company has established and maintains systems of internal accounting controls that are designed to provide, in all material respects, reasonable assurance that (i) all transactions are executed in accordance with management’s authorization and (ii) all transactions are recorded as necessary to permit preparation of proper and accurate financial statements in accordance with GAAP and to maintain accountability for the Company’s assets. The Company maintains and, for all periods covered by the Financial Statements and the Closing Company Financial Statements, has maintained books and records of the Company in the ordinary course of business that are accurate and complete and reflect the revenues, expenses, assets and liabilities of the Company and the Company Subsidiaries, in each case, in all material respects.
(e)   Since January 1, 2020, neither the Company nor any Company Subsidiary has received any written complaint, allegation, assertion or claim that there is (i) “significant deficiency” in the internal controls over financial reporting of the Company and the Company Subsidiaries, (ii) a “material weakness” in the internal controls over financial reporting of the Company and the Company Subsidiaries or (iii) fraud, whether or not material, that involves management or other employees of the Company or any Company Subsidiary who have a significant role in the internal controls over financial reporting of the Company and the Company Subsidiaries.
Section 3.6.   Consents and Requisite Governmental Approvals; No Violations.
(a)   No consent, approval or authorization of, or designation, declaration or filing with, any Governmental Entity is required on the part of the Company or any Company Subsidiary with respect to the Company’s or any such Company Subsidiary’s execution, delivery or performance of its obligations under this Agreement or the Ancillary Documents to which the Company or such Subsidiary is or will be party or the consummation of the transactions contemplated hereby or thereby, except for (i) the filing with the SEC of (A) the Proxy Statement and the receipt of SEC Clearance and (B) such reports under Section 13(a) or 15(d) of the Exchange Act as may be required in connection with this Agreement, the Ancillary Documents or the transactions contemplated hereby or thereby, (ii) the filing of the Certificate of Merger or (iii) any other consents, approvals, authorizations, designations, declarations, waivers or filings, the absence of which, individually or in the aggregate, would not have a Company Material Adverse Effect.
(b)   None of the execution or delivery by the Company or any Company Subsidiary, to the extent applicable, of this Agreement or any Ancillary Documents to which it is or will be a party, the performance by the Company or any Company Subsidiary of its obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby will, directly or indirectly (with or without due notice or lapse of time or both), subject to compliance with the matters referred to in Section 3.6(a), (i) result in a violation or breach of any provision of the Company’s or such Company Subsidiary’s Governing Documents, (ii) result in a violation or breach of, or constitute a default or give rise to any right of termination, Consent, cancellation, amendment, modification, suspension, revocation or acceleration under, any of the terms, conditions or provisions of (A) any Material Contract to which the Company or such Company Subsidiary is a party or (B) any Material Permits, (iii) violate, or constitute a breach under, any Order or applicable Law to which the Company, any Company Subsidiary or any of their respective properties or assets are subject or bound or (iv) result in the creation of any Lien upon any of the assets or properties (other than any Permitted Liens) or Equity Securities of the Company or any

Company Subsidiary, except, in the case of any of clauses (ii), (iii) and (iv) above, as would not, individually or in the aggregate, have a Company Material Adverse Effect.
Section 3.7.   Permits.   Section 3.7 of the Company Disclosure Schedules sets forth, as of the date of this Agreement, a true and complete list of all Permits held by the Company and each Company Subsidiary that are necessary under applicable Healthcare Laws for the Company and Company Subsidiaries to conduct their business, except where the failure to hold the same would not reasonably be expected to be material to the Company and the Company Subsidiaries, taken as a whole. The Company and each Company Subsidiary has all Permits that are required to own, lease or operate its properties and assets and to conduct its business as currently conducted, except where the failure to hold the same would not reasonably be expected to have a Company Material Adverse Effect (the “Material Permits”). Except in each case as has not had and would not reasonably be expected to have a Company Material Adverse Effect, (a) each Material Permit is in full force and effect in accordance with its terms and (b) no written notice of revocation, cancellation or termination of any Material Permit has been received by the Company or such Company Subsidiary. Since January 1, 2020, the Company and each Company Subsidiary is, and has been, in compliance in all material respects with the terms of all the Material Permits. To the Company’s knowledge, no event, circumstance, or state of facts has occurred which (with or without due notice or lapse of time or both) would reasonably be expected to result in the failure of the Company or any Company Subsidiary to be in compliance in all material respects with the terms of the Material Permits.
Section 3.8.   Material Contracts.
(a)   Section 3.8(a) of the Company Disclosure Schedules sets forth a list of the following Contracts to which the Company or any Company Subsidiary is, as of the date of this Agreement, a party other than Employee Benefit Plans (each Contract required to be set forth on Section 3.8(a) of the Company Disclosure Schedules, collectively, the “Material Contracts”):
(i)   any Contract with a Material Supplier;
(ii)   any Contract relating to Indebtedness of the Company or any Company Subsidiary or to the placing of a Lien (other than a Permitted Lien) on any material assets or properties of the Company or any Company Subsidiary;
(iii)   any Contract under which the Company or any Company Subsidiary is lessee of any tangible property (other than real property), owned by any other Person, except for any lease or agreement under which the aggregate annual rental payments do not exceed $100,000;
(iv)   any Contract under which the Company is lessor of any tangible property (other than real property), owned or controlled by the Company, except for any lease or agreement under which the aggregate annual rental payments do not exceed $100,000;
(v)   any joint venture Contract, and any material strategic alliance, profit-sharing, partnership, collaboration, co-promotion, commercialization, or research and development Contract;
(vi)   any Contract with suppliers and/or technical consultants (including those relating to the design, development, manufacture or sale of Company Products) for expenditures paid or payable by the Company in excess of $200,000, in the aggregate, over the twelve (12)-month period ending December 31, 2021;
(vii)   any Contract that, in any material respect, (A) limits or purports to limit the freedom of the Company or any Company Subsidiary to engage or compete in any line of business or with any Person or in any area or that would so limit or purport to limit, in any material respect, the operations of SportsMap or any of its Affiliates after the Closing, (B) contains any exclusivity, or “most favored nation” provision, obligations or restrictions or (C) contains any other provisions restricting or purporting to restrict the ability of the Company or any Company Subsidiary to sell, manufacture, develop or commercialize products, directly or indirectly through third parties, or to solicit any potential employee or customer or that would so limit or purport to limit, in any material respect, SportsMap or any of its Affiliates after the Closing;

(viii)   any Contract requiring any future capital commitment or capital expenditure (or series of capital expenditures) by the Company or any Company Subsidiary in an amount in excess of $200,000 in any twelve (12)-month period;
(ix)   any Contract requiring the Company or any Company Subsidiary to guarantee the Liabilities of any Person (other than the Company or such Company Subsidiary) or pursuant to which any Person (other than the Company or any Company Subsidiary) has guaranteed the Liabilities of the Company, in each case in excess of $100,000;
(x)   any Contract under which the Company or any Company Subsidiary has, directly or indirectly, made or agreed to make any loan, advance, or assignment of payment to any Person or made any capital contribution to, or other investment in, any Person;
(xi)   any Contract required to be disclosed on Section 3.21 of the Company Disclosure Schedules;
(xii)   any Contract with any Person (A) pursuant to which the Company or any Company Subsidiary may be required to achieve milestones, or to pay earnout, royalties or other contingent payments in excess of $200,000 in any twelve (12)-month period or (B) under which the Company or any Company Subsidiary grants to any Person any right of first refusal, right of first negotiation, option to purchase or option to exclusively license with respect to any Company Product or any Intellectual Property Rights;
(xiii)   any Contract with any Person (A) relating to the licensing of or grant of rights to any material Intellectual Property Rights to the Company or any Company Subsidiary from a third party, including all contracts involving use of, or grant of any material rights to or in, any Company Licensed Intellectual Property by or to the Company or any Company Subsidiaries, other than licenses granted in connection with or implied by the sale of a product or service or licenses or subscriptions for Off-the-Shelf Software or Public Software, (B) relating to the licensing of or grant of rights to any Company Owned Intellectual Property to a third party from the Company or any Company Subsidiary, other than nonexclusive licenses granted in connection with or implied by the sale of a Company Product in the ordinary course of business, (C) relating to the acquisition, ownership or development of any Company Owned Intellectual Property (other than employment, contractor or consulting agreements entered into in the ordinary course of business), (D) that materially affects the Company’s or any Company Subsidiary’s ability to use any material Company Owned Intellectual Property, or (E) requires the Company or any Company Subsidiary to escrow Software owned by it, with respect to subsections (A)-(E) in each case, other than non-disclosure agreements;
(xiv)   any Contract (A) governing the terms of, or otherwise related to, the employment, engagement or services of any current director, manager, officer, employee, individual independent contractor or other service provider of the Company or any Company Subsidiary whose annual base salary (or, in the case of an independent contractor, annual base compensation) is in excess of $250,000 (including, for the avoidance of doubt, any Contract providing for severance payments or benefits) that requires prior notice of termination of thirty (30) days or longer, (B) providing for any Change of Control Payment, (C) that could result in material Liability to the Company or any Company Subsidiary if terminated or (D) that requires prior notice of termination of thirty (30) days or longer;
(xv)   any Contract for the disposition of any material portion of the equity interests or assets of the Company or any Company Subsidiary or for the acquisition by the Company of any material portion of equity interests or assets of any other Person (other than acquisitions or dispositions made in the ordinary course of business), or under which the Company or any Company Subsidiary has any material continuing obligation with respect to an “earn-out,” contingent purchase price or other contingent or deferred payment obligation;
(xvi)   any settlement, conciliation or similar Contract (A) the performance of which would be reasonably likely to involve any payments after the date of this Agreement, (B) with a Governmental Entity, or (C) that imposes any material non-monetary obligations on the Company or any Company Subsidiary (or SportsMap or any of its Affiliates after the Closing);
(xvii)   any material CBA;

(xviii)   any Real Property Lease;
(xix)   any Contract involving any exchange traded, over the counter or other swap, cap, floor, collar, futures contract, forward contract, option or other derivative financial instrument or Contract based on any commodity, security, instrument, asset, rate or index of any kind or nature whatsoever, whether tangible or intangible, including currencies, interest rates, foreign currency and indices; and
(xx)   any other Contract, the performance of which requires either aggregate payments to or from the Company or any Company Subsidiary in excess of $250,000 over the term of the agreement and, in each case, that is not terminable by the Company or such Company Subsidiary without penalty upon less than thirty (30) days’ prior written notice.
(b)   (i) Each Material Contract is valid and binding on the Company or the Company Subsidiary party thereto, and, to the Company’s knowledge, the counterparties thereto, and is in full force and effect and enforceable in accordance with its terms against the Company or such Company Subsidiary and, to the Company’s knowledge, the counterparties thereto (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws generally affecting the enforcement of creditors’ rights and subject to general principles of equity), (ii) the Company or the Company Subsidiary party thereto and, to the Company’s knowledge, the counterparties thereto are not in material breach of, or default under, any Material Contract and (iii) to the Company’s knowledge, no event has occurred that (with or without due notice or lapse of time or both) would result in a material breach of, or default under, any Material Contract by the Company or any Company Subsidiary or, to the Company’s knowledge, the counterparties thereto. Neither the Company nor any Company Subsidiary has received written notice of the intention of any counterparty to any Material Contract to cancel, terminate or modify in any material respect the terms of any such Material Contract, or materially accelerate the obligations of the Company or any Company Subsidiary thereunder. The Company has made available to SportsMap true, correct and complete copies of all Material Contracts in effect as of the date of this Agreement.
Section 3.9.   Government Contracts and Proposals.
(a)   Section 3.9(a) of the Company Disclosure Schedule lists each Government Contract the period of performance of which has not expired or been terminated, which remains subject to audit, or under which the Company or any Company Subsidiary developed Company Owned Intellectual Property, including the Government Contract’s name and number; the name of the other party; the Governmental Entity that is providing the funding (if different from the other contracting party); the total estimated value of the Government Contract; whether the Company or any Company Subsidiary represented itself as a small business under the Government Contract; any other special eligibility for the award: the date the Government Contract was awarded; and the scheduled end date of the Government Contract.
(b)   Section 3.9(b) of the Company Disclosure Schedule lists each Government Proposal pending as of the date of this Agreement, including the solicitation number and name; the Governmental Entity that will provide the funding if the Government Proposal were selected for award; the total estimated value of the proposal; whether the Company or any Company Subsidiary represented itself as a small business in submitting the Government Proposal; any other special eligibility for the award; and the date of the submission of the Government Proposal. If a Government Proposal results in an award before the Closing Date, then the resulting award shall be a Government Contract.
(c)   The Company has made available to SportsMap correct and complete copies of all Government Contracts and Government Proposals listed on Section 3.9(a) or Section 3.9(b) of the Company Disclosure Schedule. All Government Contracts listed in Section 3.9(a) of the Company Disclosure Schedule the period of performance of which has not expired, and which has not been otherwise terminated, constitute valid and binding obligations of the Company or any Company Subsidiary and, to the knowledge of the Company, the other party or parties thereto, and are fully enforceable against the Company or such Company Subsidiary and, to the knowledge of the Company, the other party or parties thereto, in accordance with their respective terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws generally affecting the enforcement of creditors’ rights and subject to general principles of equity).
(d)   Since January 1, 2020, with respect to each Government Contract (i) the Company and its Subsidiaries have complied in all material respects with all contract terms and conditions, (ii) the Company and its Subsidiaries have complied in all material respects with all applicable Laws pertaining to each Government Contract, including, but not limited to, the following Laws to the extent applicable: the False Claims Act, the Contract Disputes Act, the Procurement Integrity Act, the Truthful Cost or Pricing Data Act, the Service Contract Act, the Office of Federal Procurement Policy Act, the Federal Property and Administrative Services Act, the Federal Acquisition Regulation, the Cost Accounting Standards, or any other applicable Law; (iii) all proposal representations and certifications were complete and correct in all material respects as of their effective date, (iv) to the knowledge of the Company, the Company and its Subsidiaries have not submitted any inaccurate information or document to any person, (v) the Company and its Subsidiaries have not received written notice that any option will not be exercised or that any Government Contract will be terminated or that the scope of any Government Contract is likely to be reduced, (vi) all amounts previously charged to or presently carried as chargeable to each Government Contract are allowable under its terms, (vii) the Company and its Subsidiaries are operating in accordance with each Government Contract’s budget, and there are no projected cost overruns, (viii) the Company made available to SportsMap all written past performance evaluations, comments or reviews by any person that were received by or made available to the Company or any Company Subsidiary since January 1, 2020, in connection with any Government Contract, (ix) the Company has made available to SportsMap each draft and final audit report received by the Company or any Company Subsidiary since January 1, 2020, with respect to an audit by a Governmental Entity of any Government Contract or of any indirect cost, other cost or cost accounting practice of the Company, affecting any Government Contract, (x) there are no outstanding disputes or claims involving the Company or any Company Subsidiary arising under or relating to any Government Contract, (xi) all technical data, computer software and computer software documentation (as those terms are defined under applicable Law and the terms of the Government Contract) developed, delivered, or used under or in connection with the Government Contract have been properly and sufficiently marked and protected so that no more than the minimum rights or licenses required under applicable regulations and Government Contract terms, if any, have been afforded to the Governmental Entity and any third parties, (xii) the Company has maintained records that the Company or any Company Subsidiary reasonably believes are sufficient to justify the validity of any markings that assert restrictions on the Governmental Entity’s rights with respect to all such technical data, computer software and computer software documentation, and (xiii) all disclosures, elections, and notices required by applicable regulations and contract terms to protect ownership of inventions developed, conceived or first actually reduced to practice under Government Contracts have been made and provided.
(e)   Since January 1, 2020, with respect to each Government Proposal, (i) the Company and its Subsidiaries have complied in all material respects with all solicitation terms and conditions and applicable Law, (ii) all proposal representations and certifications were complete and correct in all material respects as of their effective date, and (iii) the Company and each Company Subsidiary have not submitted any inaccurate information or document to any person.
(f)   Since January 1, 2020, neither any Governmental Entity nor the Company or any Company Subsidiary has conducted or initiated any internal investigation with respect to any alleged act or omission arising under or relating to a Government Contract or Government Proposal, nor has the Company or any Company Subsidiary made a voluntary disclosure to the Government with respect to any such alleged act or omission.
(g)   Since January 1, 2020, neither the Company nor any of their respective Affiliates or Company Subsidiaries, officers, managers or any “Principal” (as defined in FAR 2.101) of the Company, nor to the knowledge of the Company, any employees of the Company, have been debarred, proposed for debarment or suspended from participation in the award of Government Contracts (it being understood that debarment and suspension do not include ineligibility to bid for certain contracts due to generally applicable bidding requirements); nor have any of the foregoing parties (with respect to employees of the Company, any Company Subsidiary or any of their respective Affiliates) been subject to any indictment, lawsuit, subpoena, civil investigative demand, discovery request, search warrant, document request, administrative proceeding, voluntary disclosure, consent decree, judgment, deferred prosecution agreement, claim, dispute, mediation, arbitration or settlement concerning any material violation of any requirement pertaining to a Government Contract or Government Proposal; nor are any of them (with respect to employees of the Company or any Company Subsidiary to the knowledge of the Company) listed on the List of Parties Excluded from Federal Procurement and Nonprocurement Programs.

Section 3.10.   Absence of Changes.   Since December 31, 2021, (a) no Company Material Adverse Effect has occurred, and (b) except as expressly contemplated by this Agreement, any Ancillary Document or in connection with the transactions contemplated hereby and thereby, (i) the Company and its Subsidiaries have conducted its business in the ordinary course in all material respects, and (ii) the Company and its Subsidiaries have not taken any action that would require the consent of SportsMap if taken during the period from the date of this Agreement until the Closing pursuant to Section 5.1(b).
Section 3.11.   Litigation.   Except as set forth on Section 3.11 of the Company Disclosure Schedules, as of the date of this Agreement and since January 1, 2020, there is no material Proceeding pending or, to the Company’s knowledge, threatened against (a) the Company or any Company Subsidiary, (b) any of the Company’s or any Company Subsidiary’s managers, officers or directors, in their capacity as such, or (c) any of the foregoing in such capacity in a criminal Proceeding. Except as set forth on Section 3.11 of the Company Disclosure Schedules, none of the Company, the Company Subsidiaries, or any of their respective properties or assets is subject to any outstanding Order that would reasonably be expected to be, individually or in the aggregate, material to the Company and the Company Subsidiaries. As of the date of this Agreement, there are (and since January 1, 2020, there have been) no material Proceedings by the Company or any Company Subsidiary pending or threatened against any other Person. To the knowledge of the Company, as of the date of this Agreement, the Company is not aware of any facts or circumstances, that would require the Company or any Company Subsidiary to institute any material Proceeding against any other Person. Except as set forth on Section 3.11 of the Company Disclosure Schedules, there is no unsatisfied judgment or any open injunction binding upon the Company or any Company Subsidiary which would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect on the ability of the Company or the Company Subsidiaries to consummate the Transactions.
Section 3.12.   Compliance with Applicable Law.
(a)   The Company and each Company Subsidiary (i) conducts (and since January 1, 2020, has conducted) its business in accordance in all material respects with all Laws applicable to the Company or such Company Subsidiary and, to the knowledge of the Company, is not in violation in any material respect of any such Law, and (ii) since January 1, 2020 has not received any written communications or, to the Company’s knowledge, any other communications from a Governmental Entity that alleges that the Company or such Company Subsidiary is not in compliance in all material respects with any such Law.
(b)   As of the date of this Agreement, there is (and since January 1, 2020, there has been) no material Proceeding against the Company or Company Subsidiaries related to compliance with applicable Healthcare Laws and to the knowledge of the Company, no such Proceedings have been threatened in writing. Except in each case as would not reasonably be expected to be material to the Company and Company Subsidiaries, taken as a whole, since January 1, 2020, the Company and Company Subsidiaries have not received (i) any written notice from FDA or any other Governmental Entity regarding any regulatory enforcement action against the Company or any Company Subsidiary or any Company Product, including (but not limited to) any written notice of adverse findings, any untitled or warning letters, FDA Form 483 notices of inspectional observations, or (ii) any other written correspondence or notice setting forth alleged violations of applicable Healthcare Laws.
(c)   Except as set forth on Section 3.12(c) of the Company Disclosure Schedule, and to the knowledge of the Company, all Company Products are (and since January 1, 2020, have been) researched, developed, tested, investigated, manufactured, prepared, packaged, labeled, promoted, commercialized, marketed, stored and distributed in compliance in all material respects with all applicable Healthcare Laws.
(d)   To the knowledge of the Company, all preclinical studies and clinical trials conducted by or on behalf of the Company or Company Subsidiaries are being, and have been since January 1, 2020, conducted in all material respects in accordance with all applicable Healthcare Laws.
(e)   No Company Products have been seized, withdrawn, recalled, detained or subject to a suspension, other than in the ordinary course of business, and as of the date of this Agreement, no Proceedings in the United States or any other jurisdiction seeking the withdrawal, recall, revocation, suspension, import detention or seizure of any Company Product are pending or, to the Company’s knowledge, have been threatened in writing against the Company or any Company Subsidiary, except in each case as would not reasonably be expected to be, individually or in the aggregate, material to the Company and Company Subsidiaries, taken as a whole.
(f)   Since January 1, 2020, neither the Company nor any of its directors, managers, officers, nor, to the knowledge of the Company, its employees, individual independent contractors or third parties involved in the research or development of Company Products, including licensors, clinical trial investigators, coordinators, or monitors: (i) have been excluded or debarred from any federal healthcare program (including Medicare or Medicaid) or (ii) have received written notice from the FDA, any other Governmental Entity and/or any federal healthcare program with respect to debarment, disqualification or restriction. Since January 1, 2020, neither the Company nor any Company Subsidiary, nor any of their officers or directors, nor, to the knowledge of the Company, any of their employees, agents, third parties or contractors involved in the research or development of Company Products have been convicted of any crime for which (A) debarment is mandated or permitted by 21 U.S.C. § 335a or (B) such Person could be excluded from participating in the federal healthcare programs under Section 1128 of the Social Security Act or any similar Healthcare Law. No officer or, to the knowledge of the Company, other employee or agent of the Company or any Company Subsidiary has (i) made any untrue statement of material fact or fraudulent statement to the FDA or any other Governmental Entity; (ii) failed to disclose a material fact required to be disclosed to the FDA or any other Governmental Entity; or (iii) committed an act, made a statement or failed to make a statement that would reasonably be expected to provide the basis for the FDA or any other Governmental Entity to refuse to grant a Permit for any Company Product.
(g)   Since January 1, 2020, all reports, documents, and notices required to be filed, maintained or furnished to the FDA or any other Governmental Entity by the Company involving Company Products have been so filed, maintained or furnished, except where the failure to file, maintain or furnish the same would not reasonably be expected to be, individually or in the aggregate, material to the Company and Company Subsidiaries, taken as a whole. To the knowledge of the Company, all such reports, documents and notices were complete and accurate in all material respects on the date filed (or were corrected or supplemented by a subsequent filing), except where the failure to submit, correct or supplement the same would not reasonably be expected to be, individually or in the aggregate, material to the Company and Company Subsidiaries, taken as a whole.
(h)   The Company and Company Subsidiaries are and, since January 1, 2020, have been in compliance in all material respects with all applicable Healthcare Laws.
Section 3.13.   Employee Plans.
(a)   Section 3.13(a)(i) of the Company Disclosure Schedules sets forth a true and complete list of all material Employee Benefit Plans, excluding any Employee Benefit Plan that is an employment offer letter or individual independent contractor or consultant agreement that is terminable upon no more than thirty (30) days’ notice without further Liability and does not provide any Change of Control Payment or severance. With respect to each Employee Benefit Plan set forth on Section 3.13(a)(i) of the Company Disclosure Schedules, the Company has made available to SportsMap true and complete copies of the following documents, to the extent applicable: (i) the most recent favorable determination or opinion letter issued by the Internal Revenue Service with respect to each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code; (ii) the current plan and trust documents and all amendments thereto (and for any unwritten plan, a summary of the material terms); (iii) the most recent summary plan description and all summaries of material modifications thereto; (iv) the most recent IRS Form 5500 annual report (with all schedules and attachments thereto); and (v) any non-routine and material correspondence with any Governmental Entity since December 31, 2019. Except as set forth in Section 3.13(a)(ii) of the Company Disclosure Schedules, neither the Company nor any Company Subsidiary currently has, nor has the Company or any Company Subsidiary had, the obligation to maintain, establish, sponsor, participate in or contribute to any Employee Benefit Plan or similar compensation or employee benefit arrangement that is subject to any Law of any jurisdiction outside of the United States.
(b)   None of the Company, any Company Subsidiary, or an ERISA Affiliate maintains, sponsors, contributes to or has any obligation to contribute to or has any Liability with respect to or under, or at any time in the six (6) years preceding the date hereof has maintained, sponsored, contributed to, or had any

Liability with respect to or under: (i) a Multiemployer Plan; (ii) a “defined benefit plan” (as defined in Section 3(35) of ERISA, whether or not subject to ERISA) or a plan that is or was subject to Section 302 or Title IV of ERISA or Section 412 or 430 of the Code; (iii) a “multiple employer plan” within the meaning of Section of 413(c) of the Code or Section 210 of ERISA; or (iv) a “multiple employer welfare arrangement” (as defined in Section 3(40) of ERISA). No Employee Benefit Plan provides and neither the Company nor any Company Subsidiary has any Liabilities or potential obligation to provide any retiree or post-termination health or life insurance or other welfare-type benefits to any Person, except (A) health continuation coverage pursuant to COBRA or similar Law, for which the recipient pays the full premium cost of coverage, (B) coverage through the end of the calendar month in which a termination of employment occurs, or (C) pursuant to an Employee Benefit Plan listed on Section 3.13(a)(i) of the Company Disclosure Schedules requiring the Company or any Company Subsidiary to pay or subsidize COBRA premiums for a terminated employee following the employee’s termination. Neither the Company nor any Company Subsidiary has or is reasonably expected to have any material Liability by reason of at any time being considered a single employer under Section 414 of the Code with any other Person.
(c)   Each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code has received a current favorable determination or opinion or advisory letter from the Internal Revenue Service as to its qualification and, to the Company’s knowledge, no events have occurred or circumstances exist that could reasonably be expected to adversely affect such qualified status. Neither the Company nor any Company Subsidiary has incurred (whether or not assessed) or is reasonably expected to incur or to be subject to any material penalty or Tax under the Patient Protection and Affordable Care Act, including the Health Care and Education Reconciliation Act of 2010 and including any guidance issued thereunder, including under Sections 4980H, 4980B, 4980D, 6055, 6056, 6721 or 6722 of the Code.
(d)   Except as would not, individually or in the aggregate, reasonably be expected to result in material liability to the Company or any Company Subsidiary, each Employee Benefit Plan that constitutes in any part a “nonqualified deferred compensation plan” (as defined under Section 409A(d)(1) of the Code) subject to Section 409A of the Code has been operated and administered in operational compliance with, and is in documentary compliance with, Section 409A of the Code.
(e)   Except as would not, individually or in the aggregate, reasonably be expected to result in material liability to the Company or any Company Subsidiary, (i) each Employee Benefit Plan (and each related trust, insurance Contract, or fund) has been maintained, funded and administered in accordance with its terms and in compliance with the applicable requirements of ERISA, the Code, and other applicable Laws, (ii) all contributions (including all employer contributions and employee salary reduction contributions), distributions, reimbursements and premium payments that are due have been timely made in accordance with the terms of the Employee Benefit Plan and in compliance with the requirements of applicable Law, and, to the extent not yet due, have been properly accrued in accordance with GAAP, and (iii) no unfunded Liability exists with respect to any Employee Benefit Plan.
(f)   (i) No event has occurred and no condition exists with respect to any Employee Benefit Plan that could result in a material Tax, penalty or other Liability or obligation of the Company; (ii) there are no pending or, to the Company’s knowledge, threatened claims or Proceedings with respect to any Employee Benefit Plan (other than routine claims for benefits), and there is no fact or circumstance that would reasonably be expected to give rise to any such claim or Proceeding; (iii) there have been no “prohibited transactions” within the meaning of Section 4975 of the Code or Sections 406 or 407 of ERISA and not otherwise exempt under Section 408 of ERISA; and (iv) no breaches of fiduciary duty (as determined under ERISA) by the Company with respect to any Employee Benefit Plan have occurred that, in the case of clauses (i) through (iv), either individually or in the aggregate, could reasonably be expected to result in material liability to the Company or any Company Subsidiary.
(g)   Except as set forth in Section 3.13(g) of the Company Disclosure Schedules, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated by this Agreement (either alone or in combination with any other event) could (i) result in any payment or benefit becoming due to or result in the forgiveness of any indebtedness of any current or former director, manager, officer, employee or individual independent contractor or other consultant of the Company or any Company Subsidiary under any Employee Benefit Plan, (ii) increase the amount of any compensation or benefits payable to any current or former director, manager, officer, employee or individual independent contractor or other consultant of the Company or any Company Subsidiary under any Employee Benefit Plan or (iii) result in the acceleration of the time of payment or vesting, or trigger any payment or funding (through a grantor trust or otherwise) of any compensation or benefits to any current or former director, manager, officer, employee or individual independent contractor or other consultant of the Company or any Company Subsidiary under any Employee Benefit Plan.
(h)   No amount that could be received (whether in cash or property or the vesting of property) by any “disqualified individual” (as defined in Section 280G of the Code and the regulations thereunder) of any of the Company or any Company Subsidiary under any Employee Benefit Plan or otherwise as a result of the consummation of the transactions contemplated by this Agreement (either alone or in combination with any other event) could, separately or in the aggregate, be nondeductible under Section 280G of the Code or subjected to an excise tax under Section 4999 of the Code.
(i)   The Company has no obligation to make a “gross-up” or similar payment in respect of any taxes that may become payable under Section 4999 or 409A of the Code.
Section 3.14.   Environmental Matters.   Except as set forth in Section 3.14 of the Company Disclosure Schedule:
(a)   The Company and each Company Subsidiary is, and since January 1, 2020, has been, operating in compliance in all material respects with all Environmental Laws.
(b)   The Company has obtained all material Permits required under applicable Environmental Laws for the operation of the Business as presently conducted, is in compliance in all material respects with the terms and provisions of such Permits, and, to the Company’s knowledge, there are no facts or circumstances, including pending or threatened Proceedings, which would reasonably be expected to give rise to the rescission, cancellation, or early termination of any such material Permit.
(c)   There has been no release of, contamination by, or exposure of any Person to, any Hazardous Substances by the Company at the Leased Real Property or, to the Company’s knowledge, at any property formerly owned, operated, or leased by the Company or any property to which materials generated or used by the Company at the Leased Real Property or any other property formerly owned, operated, or leased by the Company have been sent for disposal, recycling, or reuse, which has resulted or could reasonably be expected to result in a material Liability of the Company under Environmental Law.
(d)   Neither the Company nor any Company Subsidiary has received any written communication or notice from any Governmental Entity or any other Person regarding any actual, alleged, or potential material violation of, or material Liability under, any Environmental Laws;
(e)   There is no Proceeding or Order pending or, to the Company’s knowledge, threatened against the Company or any Company Subsidiary in respect to any material violation of Environmental Law; and
(f)   The Company has made available to SportsMap true, correct, and complete copies of all material environmental assessments, audits and reports and all other material environmental, health and safety documents, in each case prepared by a third party that are in the Company’s possession or control relating to the current or former operations, properties or facilities of the Company and each Company Subsidiary.
Section 3.15.   Intellectual Property.
(a)   Section 3.15(a) of the Company Disclosure Schedules sets forth a true and complete list of (i) all Company Registered Intellectual Property, and (ii) material unregistered Marks owned by the Company or any Company Subsidiary, in each case, as of the date of this Agreement. Section 3.15(a) of the Company Disclosure Schedules lists, for each item of Company Registered Intellectual Property as of the date of this Agreement (A) the record owner of such item, (B) the jurisdictions in which such item has been issued or registered or filed, (C) the issuance, registration or application date, as applicable, for such item and (D) the issuance, registration or application number, as applicable, for such item.
(b)   As of the date of this Agreement, (i) all necessary fees and filings with respect to any material Company Registered Intellectual Property, have been timely submitted to the relevant intellectual property office or Governmental Entity and Internet domain name registrars to maintain such Company Registered

Intellectual Property in full force and effect. To the Company’s knowledge, as of the date of this Agreement, no issuance or registration obtained and no application filed by the Company for any Intellectual Property Rights has been cancelled, abandoned, allowed to lapse or not renewed, except where the Company has, in its reasonable business judgment, decided to cancel, abandon, allow to lapse or not renew such issuance, registration or application. As of the date of this Agreement, there are no Proceedings pending, including litigations, interference, re-examination, inter parties review, reissue, opposition, nullity, or cancellation proceedings, or any similar challenges worldwide, that relate to any of the Company Owned Intellectual Property, and, to the Company’s knowledge, no such Proceedings are threatened in writing by any Governmental Entity or any other Person.
(c)   Infrared Cameras, Inc., exclusively owns all right, title and interest in and to all Company Owned Intellectual Property, free and clear of all Liens (other than Permitted Liens). For all material Patents owned by Infrared Cameras, Inc., each inventor of the Patent has assigned their rights to Infrared Cameras, Inc. The Company and the Company Subsidiaries exclusively own, or have a valid and enforceable right to use, all Intellectual Property Rights that are used in, material to or necessary for the operation of the Business and the Company and Company Subsidiaries as presently conducted, free and clear of all Liens (other than Permitted Liens) (together with the Company Owned Intellectual Property, the “Business Intellectual Property”). Immediately following the Closing, the Business Intellectual Property will be owned by, licensed to or available for use by the Company or the applicable Company Subsidiary on the terms and conditions substantially similar to those immediately prior to the Closing. Except as set forth on Section 3.15(c) of the Company Disclosure Schedules, the Company and Company Subsidiaries have not granted any Person the right to use any material Company Product or Company Owned Intellectual Property on anything other than a non-exclusive basis in the ordinary course of business. The Company or applicable Company Subsidiary has valid rights under all Contracts for material Company Licensed Intellectual Property to use, such material Company Licensed Intellectual Property licensed pursuant to such Contracts as the same is currently used by the Company or applicable Company Subsidiary in connection with the Business. The Company Registered Intellectual Property is subsisting and, to the Company’s knowledge, all of the Company’s and Company Subsidiaries’ rights in and to the Company Owned Intellectual Property and the Company Licensed Intellectual Property, are valid and enforceable.
(d)   The Company’s and Company Subsidiaries’ employees and independent contractors who independently or jointly contributed to or otherwise participated in the authorship, invention, creation, improvement, modification or development of any material Company Owned Intellectual Property (i) have agreed to maintain and protect the confidential information of the Company and (ii) have assigned or have agreed to a present tense assignment to the Company or applicable Company Subsidiary of all such Company Owned Intellectual Property authored, invented, created, improved, modified or developed by such person in the course of such person’s employment or other engagement. All persons who have contributed, developed or conceived any material Company Owned Intellectual Property have executed valid and enforceable written agreements with the Company or applicable Company Subsidiary pursuant to which such persons assigned to the Company or applicable Company Subsidiary all of their entire right, title, and interest in and to any Intellectual Property created, conceived or otherwise developed by such person in the course of his, her or its relationship with the Company or applicable Company Subsidiary except where such Intellectual Property was owned by the Company or applicable Company Subsidiary by operation of law.
(e)   No material Company Owned Intellectual Property was (in whole or in part) authored, created, conceived, developed, or reduced to practice by or on behalf of, or with or using any personnel, grants, funds, facilities, Intellectual Property Rights or other resources of, a Governmental Sponsor, and, to the knowledge of the Company, no Person who created or developed any such Company Owned Intellectual Property was employed by or under contract to perform services for any Governmental Sponsor during a period of time during which such Person was also employed by the Company or any Company Subsidiary and developed such Company Owned Intellectual Property, in each case in a manner that affects the Company or any Company Subsidiary’s rights in such Company Owned Intellectual Property. No Governmental Sponsor has any claim of ownership in or to any material Company Owned Intellectual Property.
(f)   The Company and each Company Subsidiary have taken commercially reasonable steps to safeguard and maintain the secrecy of any material Trade Secrets owned by or licensed to the Company and/or any

Company Subsidiary, including requiring all persons having access thereto to execute written non-disclosure agreements except as would not reasonably be expected to result in a Company Material Adverse Effect. Without limiting the foregoing, the Company and each Company Subsidiary have not disclosed any such material Trade Secrets to any other Person unless such Person was bound to limitations on use and disclosure of such Trade Secrets pursuant to a written agreement. To the Company’s knowledge, there has been no unauthorized access to, or disclosure of, any such material Trade Secrets, or violation or breach of any written obligations with respect to such, except, in each case, as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(g)   None of the Company Owned Intellectual Property and none of the Company Licensed Intellectual Property are subject to any outstanding Order that restricts in any manner the use, sale, transfer, licensing or exploitation thereof by the Company or any Company Subsidiary or affects the validity, use or enforceability of any such Company Owned Intellectual Property.
(h)   To the Company’s knowledge, neither the conduct of the business of the Company or any Company Subsidiary, nor any of the Company Products offered, marketed, licensed, provided, sold, distributed or otherwise exploited by the Company or any Company Subsidiary, (i) infringes, constitutes or results from an unauthorized use or misappropriation of, dilutes or otherwise violates, or (ii) has, since January 1, 2020, infringed, constituted or resulted from an unauthorized use or misappropriation of, diluted or otherwise violated any Intellectual Property Rights of any other Person.
(i)   Except as set forth in Section 3.15 (i) of the Company Disclosure Schedules, since January 1, 2020, there have been no and there are not currently any Proceedings pending nor has the Company or any Company Subsidiary received any written communications (i) alleging that the Company or any Company Subsidiary has infringed, misappropriated or otherwise violated any Intellectual Property Rights of any other Person, or (ii) challenging the validity, enforceability, use or exclusive ownership of any Company Owned Intellectual Property.
(j)   To the Company’s knowledge, no Person is infringing, misappropriating, misusing, diluting or otherwise violating, or has, since January 1, 2020, infringed, misappropriated, misused, diluted or otherwise violated, any Company Owned Intellectual Property. Since January 1, 2020, neither the Company nor any Company Subsidiary have made any written claim against any Person alleging any infringement, misappropriation, dilution or other violation of any Company Owned Intellectual Property, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(k)   The Company and each Company Subsidiary have a valid right to use all of the Company IT Systems that are used by the Company or such Company Subsidiary in connection with the Business, except as is not and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company and each Company Subsidiary has not disclosed or delivered to any escrow agent or any other Person, other than employees or contractors who are subject to confidentiality obligations, any of the source code that is material Company Owned Intellectual Property, and, to the Company’s knowledge, no other Person has the right to obtain access to or use any such source code. To the knowledge of the Company, no event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time or both) will, or could reasonably be expected to, result in the delivery, license or disclosure of any material source code that is owned by the Company or any Company Subsidiary or otherwise constitutes Company Owned Intellectual Property to any Person who is not, as of the date the event occurs or circumstance or condition comes into existence, currently subject to confidentiality obligations with respect thereto.
(l)   The Company and each Company Subsidiary has not used, modified, linked to, created derivative works from or incorporated any Public Software into any Company Product, or into other Company Owned Intellectual Property, in each case in a manner that (i) requires any Company Owned Intellectual Property to be licensed, sold, disclosed, distributed, hosted or otherwise made available, including in source code form and/or for the purpose of making derivative works, for any reason, (ii) grants, or requires the Company or any Company Subsidiary to grant, the right to decompile, disassemble, reverse engineer or otherwise derive the source code or underlying structure of any Company Owned Intellectual Property, (iii) limits in any manner the ability to charge license fees or otherwise seek compensation in connection with marketing, licensing or distribution of any Company Owned Intellectual Property or (iv) otherwise imposes any limitation, restriction or condition on the right or ability of the Company to use, hold for use, license, host, distribute or otherwise dispose of any Company Owned Intellectual Property, other than compliance with notice and attribution requirements, clause (i)-(iv), in each case, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
Section 3.16.   Labor Matters.
(a)   Since January 1, 2020, except as is not and would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, neither the Company nor any Company Subsidiary (i) has had any Liability for any failure to pay or delinquency in paying wages or other compensation for services (including all wages and salaries, wage premiums, commissions, severance, termination payments, fees, bonuses, and any other compensation that has come due and payable to any current or former employees and individual independent contractors under applicable Law, Contract or Company policy), or any penalties, fines, interest, or other sums, and (ii) has not had any Liability for any payment to any trust or other fund governed by or maintained by or on behalf of any Governmental Entity with respect to unemployment compensation benefits, social security, social insurances or other benefits or obligations for any employees of the Company (other than routine payments to be made in the normal course of business and consistent with past practice).
(b)   Since January 1, 2020, (i) there has been no “mass layoff” or “plant closing” as defined by WARN related to the Company or any Company Subsidiary where any material Liability remains outstanding, and (ii) neither the Company nor any Company Subsidiary has incurred any material Liability under WARN.
(c)   There are no material Proceedings pending or, to the Company’s knowledge, threatened, against the Company or any Company Subsidiary, by or on behalf of any current or former director, manager, officer, employee or individual independent contractor or other consultant or government or administrative authority relating to employment or employment practices, including any claims relating to actual or alleged harassment, discrimination, or retaliation, or similar tortious conduct, wage and hour law violations, wrongful termination, interference with actual or prospective economic disadvantage, salary differences, and social security contributions and taxes. Neither the Company nor any Company Subsidiary is bound by any consent decree with, or citation by, any Governmental Entity relating to any employment practices.
(d)   Except as set forth on Section 3.16 (d) of the Company Disclosure Schedule, to the Company’s knowledge, (i) since January 1, 2020, no allegations of sexual harassment, other harassment or discrimination, or retaliation have been reported in accordance with the Company’s reporting policies and procedures with respect to any officer of the Company at the level of executive or higher and, (ii) since January 1, 2020, the Company has reasonably investigated all sexual harassment, or other harassment or discrimination, retaliation or policy violation allegations raised in accordance with the Company’s reporting policies and procedures. With respect to clauses (i) and (ii), for any such allegation with potential merit, the Company has taken corrective action that is reasonably calculated to prevent further potentially improper action or reasonably determined with the advice of counsel that the allegation was without merit or basis such that no corrective action is possible or warranted.
(e)   Neither the Company nor any Company Subsidiary is a party to or bound by any CBA and no employees of the Company or any Company Subsidiary are represented by any labor union, labor organization, works council, employee delegate, representative or other employee collective group with respect to their employment. There is no duty on the part of the Company or any Company Subsidiary to bargain with any labor union, labor organization, works council, employee delegate, representative or other employee collective group, including in connection with the execution and delivery of this Agreement, the Ancillary Documents or the consummation of the transactions contemplated hereby or thereby. Since January 1, 2020, there have been no actual or, to the Company’s knowledge, threatened unfair labor practice charges, material grievances, arbitrations, strikes, lockouts, work stoppages, slowdowns, picketing, handbilling or other material labor disputes against or affecting the Company or any Company Subsidiary. Since January 1, 2020, no labor union, works council, other labor organization, or group of employees of the Company or any Company Subsidiary has made a demand for recognition or certification with respect to the employees of the Company or any Company Subsidiary, and there are no representation or certification proceedings presently pending or threatened to be brought or filed with the National Labor Relations

Board or any other labor relations tribunal or authority with respect to the employees of the Company or any Company Subsidiary. To the Company’s knowledge, since January 1, 2020, there have been no labor organizing activities with respect to any employees of the Company or any Company Subsidiary.
(f)   Neither the Company nor any Company Subsidiary has otherwise experienced any material employment-related liability with respect to or arising out of COVID-19 or any Law, Order, directive, guideline or recommendation by any Governmental Entity in connection with or in response to COVID-19.
(g)   (i) To the Company’s knowledge, no current employee of the Company or any Company Subsidiary with annualized cash compensation at or above $200,000 intends to terminate his or her employment prior to the one (1) year anniversary of the Closing and (ii) neither the Company nor any Company Subsidiary has a present intention to terminate the employment of any such employee. The employment of all employees of the Company and each Company Subsidiary who provide services in the United States is “at will” and may be terminated by the Company or any Company Subsidiary at any time, for any reason or no reason, in accordance with applicable Law and Employee Benefit Plan.
(h)   Except where the failure to be, or to have been, in compliance with such Laws has not, and would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, since January 1, 2020, the Company has been in compliance with all applicable Laws respecting labor, employment and employment practices, including, without limitation, all Laws respecting terms and conditions of employment, health and safety, wages and hours (including the classification of independent contractors and exempt and non-exempt employees), immigration (including the completion of Forms I-9 for all employees and the proper confirmation of employee visas), employment harassment, discrimination or retaliation, whistleblowing, disability rights or benefits, equal opportunity, plant closures and layoffs (including WARN), employee trainings and notices, workers’ compensation, labor relations, employee leave issues, COVID-19, affirmative action and unemployment insurance.
Section 3.17.   Insurance.   Section 3.17 of the Company Disclosure Schedules sets forth a list of all policies of fire, liability, workers’ compensation, property, cyber, casualty and other forms of insurance owned or held by the Company and each Company Subsidiary as of the date of this Agreement. All such policies are in full force and effect, all premiums due and payable thereon as of the date of this Agreement have been paid in full as of the date of this Agreement, and true and complete copies of all such policies have been made available to SportsMap. As of the date of this Agreement, no claim by the Company or any Company Subsidiary is pending under any such policies as to which coverage has been denied or disputed, or rights reserved to do so, by the underwriters thereof, except as is not and would not reasonably be expected to be, individually or in the aggregate, material to the Company.
Section 3.18.   Tax Matters.
(a)   The Company has prepared and filed all income and other material Tax Returns required to have been filed by it, all such Tax Returns are true, correct and complete in all material respects, and the Company has paid all material Taxes required to have been paid by it (whether or not shown on a Tax Return).
(b)   The Company has withheld and paid to the appropriate Tax Authority all material amounts required to have been withheld and paid in connection with amounts paid or owing to any employee, individual independent contractor, other service providers, equity interest holder, or other third party.
(c)   The Company is not currently the subject of a Tax audit, examination, claim, proceeding, or investigation with respect to a material amount of Taxes (a “Tax Proceeding”), and the Company has not received written notice from any Tax Authority of the commencement or anticipated commencement of any Tax Proceeding that has not been resolved or completed. No deficiency for any Tax has been asserted or assessed by a Governmental Entity in writing against the Company that has not been satisfied by payment, settled, or withdrawn.
(d)   The Company has not consented to extend or waive any statute of limitations in respect of Taxes or extend the time in which any material Tax may be assessed or collected by any Tax Authority, other than pursuant to any such extensions or waivers that are no longer in effect or that were extensions of time to file Tax Returns obtained in the ordinary course of business, and no request for any such waiver or extension is pending.

(e)   The Company is not, and has not been, a party to any “listed transaction” as defined in Section 6707A of the Code and Treasury Regulations Section 1.6011-4 (or any corresponding or similar provision of state, local or non-U.S. income Tax Law).
(f)   There are no Liens for material Taxes on any assets of the Company other than Liens for Taxes not yet due and delinquent.
(g)   During the two (2)-year period ending on the date of this Agreement, the Company was not a distributing corporation or a controlled corporation in a transaction purported or intended to be governed in whole or in part by Section 355 or 361 of the Code.
(h)   The Company (i) is not a party to any Tax allocation, Tax sharing or Tax indemnity or similar agreements (other than one among the Company and one or more Company Subsidiaries or that is included in a Contract entered into in the ordinary course of business that is not primarily related to Taxes), (ii) has not been a member of an affiliated group filing a consolidated federal income Tax Return (other than a group, the common parent of which was the Company or any of its current Affiliates) or (iii) does not have any Liability for the Taxes of any Person (other than the Company or any of its current Affiliates) under Section 1.1502-6 of the Treasury Regulations (or any similar provision of state, local or non-United States Law), as a transferee or successor, by Contract (other than any Contract entered into in the ordinary course of business and the principal purpose of which does not relate to Taxes), or otherwise by operation of Law.
(i)   The Company has not received a written claim from any Tax Authority in a jurisdiction where the Company does not file Tax Returns that the Company is or may be subject to taxation by that jurisdiction, which claims have not been resolved or withdrawn.
(j)   The Company does not have a permanent establishment (within the meaning of an applicable Tax treaty) or otherwise have an office or fixed place of business in a country other than the country in which it is organized.
(k)   The Company will not be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) beginning after the Closing Date as a result of any (i) change in, or use of an improper, method of accounting for a taxable period ending on or prior to the Closing Date, (ii) intercompany transactions or any excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local or non-United States Law), (iii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or non-United States Law) executed on or prior to the Closing Date, (iv) installment sale or open transaction disposition made on or prior to the Closing Date, or (v) prepaid amount received or deferred revenue accrued on or prior to the Closing Date outside the ordinary course of business. The Company will not be required to make any payment after the Closing Date as a result of an election under Section 965 of the Code.
(l)   The Company is, and at all times since its formation has been, a corporation for U.S. federal and all applicable state and local income Tax purposes.
(m)   The Company has not taken or agreed to take any action, nor is it (subject to the representations of the SportsMap Parties in Section 4.15(m) being true as of the date of this Agreement) aware of any facts or circumstances (other than any facts or circumstances to the extent that such facts or circumstances exist or arise as a result of or related to any act or omission occurring after the signing date by any SportsMap Party or any of their respective Affiliates not contemplated by this Agreement and/or any of the Ancillary Documents), in each case, that would reasonably be likely to prevent or impede, the Merger from qualifying for the Intended Tax Treatment.
Section 3.19.   Brokers.   Except for fees (including a good-faith estimate of the amounts due and payable assuming the Closing occurs) set forth on Section 3.19 of the Company Disclosure Schedules (which fees shall be the sole responsibility of the Company, except as otherwise provided in Section 8.6), no broker, finder, financial advisor, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company or any of its Affiliates for which the Company has any obligation.
Section 3.20.   Real and Personal Property.
(a)   Owned Real Property.   Neither the Company nor any Company Subsidiary owns any real property. Neither the Company nor any Company Subsidiary is a party to any purchase and sale agreement, letter of intent, or option with respect to the purchase of any real property.
(b)   Leased Real Property.   Section 3.20(b) of the Company Disclosure Schedules sets forth a true and complete list (including street addresses) of all material real property leased, subleased, licensed or similarly used or occupied by the Company (the “Leased Real Property”) and all material Real Property Leases, pursuant to which the Company or any Company Subsidiary is either a tenant or landlord as of the date of this Agreement. True and complete copies of all Real Property Leases (including all material amendments, extensions, renewals and guaranties with respect thereto) have been made available to SportsMap. Each Real Property Lease is in full force and effect and is a valid, legal and binding obligation of the Company or such Company Subsidiary, enforceable in accordance with its terms against the Company and, to the Company’s knowledge, each other party thereto (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws generally affecting the enforcement of creditors’ rights and subject to general principles of equity). There is no material breach or default by the Company, any Company Subsidiary or, to the Company’s knowledge, any counterparty under any Real Property Lease, and, to the Company’s knowledge, no event has occurred which (with or without notice or lapse of time or both) would constitute a material breach or default under any Real Property Lease (by any party under any such Real Property Lease) or would permit termination of, or a material modification or acceleration thereof, by any counterparty to any Real Property Lease, except as would not, individually or in the aggregate, be material to the Company and any Company Subsidiary, taken as a whole. With respect to each of the Real Property Leases, except as set forth in Section 3.20(b) of the Company Disclosure Schedules: (i) the Company (or the applicable Company Subsidiary party thereto) has not subleased, licensed or otherwise granted any Person the right to use or occupy any Leased Real Property or any portion thereof and (ii) the Company (or the applicable Company Subsidiary party thereto) has not collaterally assigned or granted any other security interest in any real Property Lease or any interest therein. The Leased Real Property comprises all of the real property used or intended to be used in, or otherwise related to, the Business.
(c)   Personal Property.   The Company has, in all material respects, good, marketable and indefeasible title to, or a valid leasehold interest in or license or right to use, all of the material assets and properties of the Company reflected in the Financial Statements or thereafter acquired by the Company, except for assets disposed of in the ordinary course of business.
(d)   Assets.   Immediately after the Effective Time, the assets (which, for the avoidance of doubt, shall include any assets held pursuant to a valid leasehold interest, license or other similar interests or right to use any assets) of the Company and the Company Subsidiaries will be sufficient for the continued conduct of the Business after the Closing in all material respects as it is conducted on the date of this Agreement.
Section 3.21.   Transactions with Affiliates.   Section 3.21 of the Company Disclosure Schedules sets forth all Contracts between (a) the Company and each Company Subsidiary, on the one hand, and (b) any officer, director, employee, member, manager, direct or indirect equityholder or Affiliate of the Company or any family member of the foregoing Persons, on the other hand (each Person identified in this clause (b), a “Company Related Party”), other than (i) any Employee Benefit Plan or any other Contracts with respect to a Company Related Party’s employment with (including benefit plans and other ordinary course compensation from) the Company or such Company Subsidiary entered into in the ordinary course of business, (ii) the Company Stockholders Agreement and (iii) Contracts entered into after the date of this Agreement that are either permitted pursuant to Section 5.1(b) or entered into in accordance with Section 5.1(b). No Company Related Party (A) owns any interest in any material asset or property used in the Company’s or any Company Subsidiary’s business, (B) possesses, directly or indirectly, any material financial interest in, or is a director or executive officer of, any Person which is a material supplier, vendor, customer, lessor or other material business relation of the Company or any Company Subsidiary, (C) is a material supplier, vendor, customer, lessor, or other material business relation of the Company or any

Company Subsidiary or (D) owes any material amount to, or is owed any material amount by, the Company or any Company Subsidiary (other than accrued compensation, employee benefits, employee or director expense reimbursement, in each case, in the ordinary course of business or pursuant to any transaction entered into after the date of this Agreement that is either permitted pursuant to Section 5.1(b) or entered into in accordance with Section 5.1(b)); provided, however, that ownership of no more than five percent (5%) of the outstanding voting stock of a publicly traded corporation shall not be deemed to constitute an interest in or through any Person for purposes of this Section 3.21. All Contracts, arrangements, understandings, interests and other matters that are required to be disclosed pursuant to this Section 3.21 (including, for the avoidance of doubt, pursuant to the second sentence of this Section 3.21) are referred to herein as “Company Related-Party Transactions”.
Section 3.22.   Data Privacy and Security.
(a)   Except as would not be reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and each Company Subsidiary are, and since January 1, 2020, has been, in compliance with all applicable Privacy and Security Requirements. The transactions contemplated by this Agreement will not result in any liabilities in connection with any Privacy and Security Requirements, except where any such liability would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(b)   The Company and each Company Subsidiary has, where appropriate to the risk level, implemented technical, administrative and organizational measures, including policies relating to the lawful Processing of Personal Data, data privacy and data security, as and to the extent required by applicable Privacy Law (“Privacy and Data Security Policies”).
(c)   Since January 1, 2020, there has been no Proceeding, and to the Company’s knowledge, there is no Proceeding currently pending against the Company or any Company Subsidiary initiated by any Person (including (i) the United States Federal Trade Commission, any state attorney general or similar state official, or (ii) any other Governmental Entity, foreign or domestic) that, in each case, alleged that any Processing of Personal Data by or on behalf of the Company or any Company Subsidiary is or was in material violation of any Privacy and Security Requirements or any Privacy and Data Security Policies. The Company further warrants that it is under no consent decree or order issued by any Governmental Entity, foreign or domestic, related to Privacy and Security Requirements.
(d)   To the Company’s knowledge, since January 1, 2020, (i) there have been no incidents of unauthorized Processing of Personal Data that have adversely affected the business or operations of the Company or any Company Subsidiary in a material way, and (ii) neither the Company nor any Company Subsidiary has notified, or has been required by applicable Privacy Laws or agreement to notify, any Person of any (A) loss, theft or damage of, or (B) other unauthorized access to, acquisition of, or use, disclosure, or other Processing of Personal Data.
(e)   The Company owns or has a valid right to use the Company IT Systems as necessary to operate the business of the Company and each Company Subsidiary as currently conducted, except as would not be reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. To the knowledge of the Company, the Company IT Systems owned by the Company are:
(i)   free from any material defect, bug, virus or programming, design or documentation error; and
(ii)   in good working condition to perform all material information technology operations necessary for the operation of the Business (except for ordinary wear and tear) as currently conducted in all material respects. The Company has taken commercially reasonable steps designed to protect the confidentiality, integrity and security of the Company IT Systems, Personal Data, and all material information stored or contained therein or transmitted thereby from any theft, corruption, loss or unauthorized use, access, interruption or modification by any Person. To the Company’s knowledge, since January 1, 2020, there have not been any material failures or continued substandard performance of any Company IT Systems that have caused a material failure of the Company IT Systems.
(f)   The Company has taken commercially reasonable steps designed to protect the confidentiality, integrity and security of the Company IT Systems and all material information stored or contained therein or transmitted thereby from any theft, corruption, loss or unauthorized use, access, interruption or modification by any Person. To the Company’s knowledge, since January 1, 2020, there have not been any material failures or continued substandard performance of any Company IT Systems that have caused a material failure of the Company IT Systems. The Company and each Company Subsidiary maintains commercially reasonable disaster recovery and security plans, procedures and facilities.
Section 3.23.   Compliance with International Trade & Anti-Corruption Laws.
(a)   None of the Company, its subsidiaries, any of its officers, directors, managers, or, to the Company’s knowledge, employees or its other Representatives, or any other Persons acting for or on behalf of any of the foregoing, is, or has been, within the past five (5) years, (i) a Sanctioned Person; (ii) located, organized or resident in a Sanctioned Country; (iii) an entity 50% or more owned, directly or indirectly, by one or more Sanctioned Persons or a Person described in clause (ii); (iv) otherwise engaging in dealings with or for the benefit of any Person described in clauses (i) through (iii) in violation of Sanctions and Export Control Laws; or (v) otherwise in violation of any applicable Sanctions and Export Control Laws.
(b)   Neither the Company, its subsidiaries, nor any of its officers, directors, managers, nor, to the knowledge of the Company, employees, any agents, is in violation of the Sanctions and Export Control Laws, or in the last five (5) years has violated the Sanctions and Export Control Laws, in any material respect.
(c)   None of the Company, its subsidiaries, any of its officers, directors, managers, or employees or, to the Company’s knowledge, any of its other Representatives, or any other Persons acting for or on behalf of any of the foregoing has within the past five (5) years, (i) made, authorized, offered, promised, paid, solicited or received any unlawful bribes, kickbacks or other similar payments to or from any Person, (ii) made, authorized, offered, promised, paid, solicited or received any contributions, payment of money, or other thing of value (including any fee, gift, sample, travel expense, or entertainment), bribe, unlawful rebate, payoff, influence payment, or kickback, directly or knowingly indirectly, to a domestic or foreign political party or candidate, each in violation of Anti-Corruption Laws, or (iii) otherwise made, authorized, offered, promised, paid, solicited or received any unlawful gifts, entertainment, hospitality, travel, unlawful expenses, or any improper payment, each in violation of Anti-Corruption Laws.
(d)   There are not now, nor have there been in the past five (5) years, any Proceedings, Orders, or governmental investigations alleging any violations of Anti-Corruption Laws or Sanctions and Export Control Laws by the Company or, to the Company’s knowledge, any of its Representatives or any other Persons in each case to the extent acting for or on behalf of any of the Company, and, to the Company’s knowledge, no such Proceedings, Orders, or governmental investigations have been threatened or are pending.
(e)   The Company currently maintains, and within the past five (5) years has maintained, policies and procedures reasonably designed to promote compliance with all applicable Anti-Corruption Laws.
(f)   Neither the Company nor any Company Subsidiary engages in (i) the design, fabrication, development, testing, production or manufacture of one or more “critical technologies” within the meaning of Section 721 of the Defense Production Act of 1950, as amended, including all implementing regulations thereof (the “DPA”), other than critical technology classified under export control classification number 1C010; (ii) the ownership, operation, maintenance, supply, manufacture, or servicing of “covered investment critical infrastructure” within the meaning of the DPA (where such activities are covered by column 2 of Appendix A to 31 C.F.R. Part 800); or (iii) the maintenance or collection, directly or indirectly, of “sensitive personal data” of U.S. citizens within the meaning of the DPA. Neither the Company nor any Company Subsidiary has any intention to engage in the above activities in the future.
Section 3.24.   Information Supplied.   None of the information supplied or to be supplied by, or on behalf of, the Company or any Company Subsidiary for inclusion or incorporation by reference prior to the Closing in the Proxy Statement will, when the Proxy Statement is filed in definitive form, when the Proxy Statement is mailed to the Pre-Closing SportsMap Stockholders or at the time of the SportsMap Stockholders Meeting, and in the case of any amendment or supplement thereto, at the time of such amendment or supplement, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

Section 3.25.   Customers and Suppliers.   (a) Section 3.25(a) of the Company Disclosure Schedules sets forth a true, correct and complete list of the top ten (10) customers (the “Material Customers”) of the Company and the Company Subsidiaries (based on the revenue from such customer during the nine (9)‑month period ended September 30, 2022) and (b) Section 3.25(a) of the Company Disclosure Schedules sets forth a true, correct and complete list of the top ten (10) suppliers (the “Material Suppliers”) of the Company and the Company Subsidiaries (based on the amounts paid to such suppliers during the nine (9)‑month period ended September 30, 2022). No Material Customer or Material Supplier (i) has cancelled or otherwise terminated any contract with the Company or any Company Subsidiary prior to the expiration of the contract term or (ii) has provided written notice that it intends to cancel or otherwise terminate its relationship with the Company or its Company Subsidiaries or to reduce substantially its purchase from or sale to the Company or to any Company Subsidiary any Company Products, equipment, goods or services, as applicable.
Section 3.26.   Product Warranty; Product Liability.
(a)   To the knowledge of the Company, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each Company Product that has been made commercially available by the Company or the Company Subsidiaries since January 1, 2020, and each Company Subsidiary’s organization conforms in all material respects with applicable express warranties;
(b)   To the knowledge of the Company, there are, and since January 1, 2020, have been, no pending claims against the Company or any Company Subsidiary alleging bodily injury, breach of express or implied warranty, or a failure to warn, which seek the recovery of damages, injunctive relief, or penalties or indemnification in excess of $500,000 in the aggregate as a result of any Company Product.
Section 3.27.   Investigation; No Other Representations.
(a)   The Company, on its own behalf and on behalf of its Representatives, acknowledges, represents, warrants and agrees that (i) it has conducted its own independent review and analysis of, and, based thereon, has formed an independent judgment concerning the business, assets, condition, operations and prospects of the SportsMap Parties and (ii) it has been furnished with or given access to such documents and information about the SportsMap Parties and their respective business and operations as it and its Representatives have deemed necessary to enable it to make an informed decision with respect to the execution, delivery and performance of this Agreement, the Ancillary Documents and the transactions contemplated hereby and thereby.
(b)   In entering into this Agreement and the Ancillary Documents, to which it is or will be a party, the Company has relied solely on its own investigation and analysis and the representations and warranties expressly set forth in Article 4 and the Ancillary Documents, to which it is or will be a party, and no other representations or warranties of any SportsMap Party or any other Person, either express or implied, and the Company, on its own behalf and on behalf of its Representatives, acknowledges, represents, warrants and agrees that, except for the representations and warranties expressly set forth in Article 4 and in the Ancillary Documents, to which it is or will be a party, none of the SportsMap Parties nor any other Person makes or has made any representation or warranty, either express or implied, in connection with or related to this Agreement, the Ancillary Documents or the transactions contemplated hereby or thereby.

Section 3.28.   EXCLUSIVITY OF REPRESENTATIONS AND WARRANTIES.
NOTWITHSTANDING THE DELIVERY OR DISCLOSURE TO ANY SPORTSMAP PARTY OR ANY OF THEIR RESPECTIVE REPRESENTATIVES OF ANY DOCUMENTATION OR OTHER INFORMATION (INCLUDING ANY FINANCIAL PROJECTIONS OR OTHER SUPPLEMENTAL DATA), EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS ARTICLE 3 OR THE ANCILLARY DOCUMENTS, NEITHER THE COMPANY NOR ANY OTHER PERSON MAKES, AND THE COMPANY EXPRESSLY DISCLAIMS, ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED, IN CONNECTION WITH THIS AGREEMENT, THE ANCILLARY DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, INCLUDING AS TO THE MATERIALS RELATING TO THE BUSINESS AND AFFAIRS OR HOLDINGS OF THE COMPANY THAT HAVE BEEN MADE AVAILABLE TO ANY SPORTSMAP PARTY OR ANY OF THEIR REPRESENTATIVES OR IN ANY PRESENTATION OF THE BUSINESS AND AFFAIRS OF THE COMPANY BY THE MANAGEMENT OR ON BEHALF OF THE COMPANY OR OTHERS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY OR BY THE ANCILLARY DOCUMENTS, AND NO STATEMENT CONTAINED IN ANY OF SUCH MATERIALS OR MADE IN ANY SUCH PRESENTATION SHALL BE DEEMED A REPRESENTATION OR WARRANTY HEREUNDER OR OTHERWISE DEEMED TO BE RELIED UPON BY ANY SPORTSMAP PARTY IN EXECUTING, DELIVERING OR PERFORMING THIS AGREEMENT, THE ANCILLARY DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN ARTICLE 3 OR THE ANCILLARY DOCUMENTS, IT IS UNDERSTOOD THAT ANY COST ESTIMATES, PROJECTIONS OR OTHER PREDICTIONS, ANY DATA, ANY FINANCIAL INFORMATION OR ANY MEMORANDA OR OFFERING MATERIALS OR PRESENTATIONS, INCLUDING ANY OFFERING MEMORANDUM OR SIMILAR MATERIALS MADE AVAILABLE BY OR ON BEHALF OF THE COMPANY, ARE NOT AND SHALL NOT BE DEEMED TO BE OR TO INCLUDE REPRESENTATIONS OR WARRANTIES OF THE COMPANY OR ANY OTHER PERSON, AND ARE NOT AND SHALL NOT BE DEEMED TO BE RELIED UPON BY ANY SPORTSMAP PARTY IN EXECUTING, DELIVERING OR PERFORMING THIS AGREEMENT, THE ANCILLARY DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.
ARTICLE 4.
REPRESENTATIONS AND WARRANTIES RELATING TO THE SPORTSMAP PARTIES
(a)   Subject to Section 8.8, except as set forth on the SportsMap Disclosure Schedules, or (b) except as set forth in the Prospectus (or in any exhibits and schedules thereto, as they have been supplemented, modified or amended since the time of filing, or any other information incorporated therein) or any SportsMap SEC Reports, in each case, as publicly available prior to the date of this Agreement and to the extent the qualifying nature of such disclosure is readily apparent from the content of the Prospectus or the SportsMap SEC Reports, as applicable, but excluding disclosures referred to in “Forward-Looking Statements”, “Risk Factors” and any other disclosures therein to the extent they are of a predictive or cautionary nature or related to forward-looking statements (it being acknowledged that nothing disclosed in the Prospectus or the SportsMap SEC Reports, as applicable, will be deemed to modify or qualify the representations and warranties set forth in Section 4.1 (Organization and Qualification), Section 4.2 (Authority), Section 4.3 (Consents and Requisite Governmental Approvals; No Violations), Section 4.6 (Capitalization of SportsMap Parties), Section 4.8 (Trust Account) and Section 4.15 (Tax Matters)), the SportsMap hereby represent and warrant to the Company as follows:
Section 4.1.   Organization and Qualification.   Each SportsMap Party is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware. Each SportsMap Party has the requisite corporate power and authority to own, lease and operate its properties and to carry on its businesses as presently conducted, except where the failure to have such power and authority would not reasonably be expected have a SportsMap Material Adverse Effect. True and complete copies of the Governing Documents of each SportsMap Party have been made available to SportsMap, in each case, as amended and in effect as of the date of this Agreement. The Governing Documents of each SportsMap Party are in full force and effect, and except as would not, individually or in the aggregate, reasonably be expected to have a SportsMap Material Adverse Effect, neither SportsMap Party is in breach or violation of any provision set forth in its Governing Documents.
Section 4.2.   Authority; Board Approval; Vote Required.
(a)   Each SportsMap Party has the requisite corporate power and authority to execute and deliver this Agreement and each Ancillary Document to which it is or will be a party, to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. The execution and delivery by each of the SportsMap Parties of this Agreement and the Ancillary Documents, to which each SportsMap Party is or will be a party, the performance by each of the SportsMap Parties of its obligations hereunder and thereunder and the consummation by each of the SportsMap Parties of the transactions contemplated hereby and thereby have been (or, in the case of any Ancillary Document entered into after the date of this Agreement, will be upon execution thereof) duly authorized by all necessary corporate, limited liability company or other similar action on the part of such SportsMap Party and no other corporate proceedings on the part of either SportsMap Parties are necessary to authorize this Agreement or such Ancillary Documents or to consummate the transactions contemplated hereby and thereby (other than the SportsMap Stockholder Approval). This Agreement has been and each Ancillary Document to which a SportsMap Party is or will be a party will be, upon execution thereof, duly and validly executed and delivered by such SportsMap Party and constitutes or will constitute, upon execution and delivery thereof, as applicable, a valid, legal and binding agreement of such SportsMap Party (assuming this Agreement has been and the Ancillary Documents to which such SportsMap Party is or will be a party are or will be, upon execution thereof, as applicable, duly authorized, executed and delivered by the other Persons party hereto or thereto), enforceable against such SportsMap Party in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws generally affecting the enforcement of creditors’ rights and subject to general principles of equity).
(b)   The SportsMap Board, by resolutions duly adopted by majority vote of those voting at a meeting duly called and held and not subsequently rescinded or modified in any way, has duly (i) determined that it is fair to, and in the best interests of, SportsMap and its stockholders, and declared it advisable, to enter into this Agreement, the Ancillary Documents, to which SportsMap is or will be a party. and to consummate the transactions contemplated hereby and thereby (including the Merger), (ii) adopted and approved the execution, delivery and performance by SportsMap of this Agreement, the Ancillary Documents, to which SportsMap is or will be a party, and the transactions contemplated hereby and thereby (including the Merger), (iii) resolved to recommend that the holders of SportsMap Common Stock entitled to vote thereon vote in favor of each Transaction Proposal, and (iv) directed that each Transaction Proposal be submitted to the holders of SportsMap Common Stock for approval and adoption.
(c)   The only vote of the holders of any class or series of shares of capital stock of SportsMap necessary to approve this Agreement, the Ancillary Documents and the transactions contemplated by this Agreement and the Ancillary Documents is the approval of each Required Transaction Proposal by the affirmative vote of the holders of the requisite number of shares of SportsMap Common Stock entitled to vote thereon, whether in person or by proxy at the SportsMap Stockholders Meeting (or adjournment or postponement thereof), in accordance with the Governing Documents of SportsMap and applicable Law.
(d)   The board of directors of Merger Sub, by resolutions duly adopted by written consent and not subsequently rescinded or modified in any way, has duly (i) determined that it is fair to, and in the best interests of, Merger Sub and SportsMap (as its sole stockholder), and declared it advisable, to enter into this Agreement, the Ancillary Documents, to which Merger Sub is or will be a party, and to consummate the transactions contemplated hereby and thereby (including the Merger), (ii) adopted and approved the execution, delivery and performance by Merger Sub of this Agreement, the Ancillary Documents, to which Merger Sub is or will be a party, and the transactions contemplated hereby and thereby (including the Merger), (iii) resolved to recommend that SportsMap (as its sole stockholder) approve and adopt this Agreement, and (iv) directed that this Agreement be submitted to SportsMap (as its sole stockholder) for approval and adoption.
(e)   The only vote of the holders of any class or series of capital stock of Merger Sub that is necessary to approve this Agreement, the Ancillary Documents and the transactions contemplated by this Agreement and the Ancillary Documents is the affirmative vote of the sole stockholder of Merger Sub. SportsMap, as the sole stockholder of Merger Sub, by resolutions duly adopted by written consent and not subsequently rescinded or modified in any way, has duly approved and adopted this Agreement, the Ancillary Documents and the transactions contemplated hereby and thereby, including the Merger.
Section 4.3.   Consents and Requisite Governmental Approvals; No Violations.
(a)   No consent, approval or authorization of, or designation, declaration or filing with, any Governmental Entity is required on the part of a SportsMap Party with respect to such SportsMap Party’s execution, delivery or performance of its obligations under this Agreement or the Ancillary Documents to which it is or will be party or the consummation of the transactions contemplated hereby or thereby, except for (i) the filing with the SEC of (A) the Proxy Statement and the receipt of SEC Clearance and (B) such reports under Section 13(a) or 15(d) of the Exchange Act as may be required in connection with this Agreement, the Ancillary Documents or the transactions contemplated hereby or thereby, (ii) such filings with and approvals of the Trading Market or other applicable National Exchange to permit the SportsMap Common Stock to be issued in connection with the transactions contemplated by this Agreement and the other Ancillary Documents to be listed on the Trading Market or other applicable National Exchange, (iii) the filing of the Certificate of Merger, (iv) the filing of the Post-Closing SportsMap Certificate of Incorporation, (v) the SportsMap Stockholder Approval or (vi) any other consents, approvals, authorizations, designations, declarations, waivers or filings, the absence of which, individually or in the aggregate, would not have a SportsMap Material Adverse Effect.
(b)   None of the execution or delivery by a SportsMap Party of this Agreement or any Ancillary Document to which it is or will be a party, the performance by a SportsMap Party of its obligations hereunder or thereunder or the consummation by a SportsMap Party of the transactions contemplated hereby or thereby will, directly or indirectly (with or without due notice or lapse of time or both), subject to compliance with the matters referred to in Section 4.3(a), (i) result in a violation or breach of any provision of the Governing Documents of such SportsMap Party, (ii) result in a violation or breach of, or constitute a default or give rise to any right of termination, Consent, cancellation, amendment, modification, suspension, revocation or acceleration under, any of the terms, conditions or provisions of any Contract to which such SportsMap Party is a party, (iii) violate, or constitute a breach under, any Order or applicable Law to which any such SportsMap Party or any of its properties or assets are subject or bound or (iv) result in the creation of any Lien upon any of the assets or properties (other than any Permitted Liens) or Equity Securities of a SportsMap Party, except in the case of any of clauses (ii), (iii) and (iv) above, as would not, individually or in the aggregate, have a SportsMap Material Adverse Effect.
Section 4.4.   Brokers.   Except for fees (including a good-faith estimate of the amounts due and payable assuming the Closing occurs) set forth on Section 4.4 of the SportsMap Disclosure Schedules (which fees shall be the sole responsibility of the SportsMap, except as otherwise provided in Section 8.6), no broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of any SportsMap Party for which a SportsMap Party has any obligation.
Section 4.5.   Information Supplied.   None of the information supplied or to be supplied by, or on behalf of, any SportsMap Party expressly for inclusion or incorporation by reference prior to the Closing in the Proxy Statement will, when the Proxy Statement is filed in definitive form, when the Proxy Statement is mailed to the Pre-Closing SportsMap Stockholders or at the time of the SportsMap Stockholders Meeting, and in the case of any amendment or supplement thereto, at the time of such amendment or supplement, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.
Section 4.6.   Capitalization of the SportsMap Parties.
(a)   Section 4.6(a) of the SportsMap Disclosure Schedules sets forth a true and complete statement, as of the date of this Agreement, of the number and class or series (as applicable) of the issued and outstanding SportsMap Common Stock and SportsMap Warrants. All outstanding Equity Securities of SportsMap have been duly authorized and validly issued and are fully paid and non-assessable. Such Equity Securities (i) were not issued in violation of the Governing Documents of SportsMap or any other Contract to which

SportsMap is a party or bound, (ii) are not subject to any preemptive rights, call option, right of first refusal, subscription rights, transfer restrictions or similar rights of any Person (other than transfer restrictions under applicable Securities Laws or under the Governing Documents of SportsMap), (iii) were not issued in violation of any preemptive rights, call option, right of first refusal, subscription rights, transfer restrictions or similar rights of any Person, and (iv) have been offered, sold and issued in compliance with applicable Law, including Securities Laws. Except for the SportsMap Common Stock and the SportsMap Warrants set forth on Section 4.6(a) of the SportsMap Disclosure Schedules, immediately prior to Closing and before giving effect to the Transactions, there shall be no other Equity Securities of SportsMap issued and outstanding.
(b)   Immediately after the Effective Time, (i) the authorized capital stock of SportsMap will consist of such number of shares of SportsMap Common Stock, par value $0.0001 per share, as is set forth in the Post-Closing SportsMap Certificate of Incorporation, and (ii) any and all of the issued and outstanding SportsMap Common Stock, including, for the avoidance of doubt, the Aggregate Share Consideration, (A) will be duly authorized, validly issued, fully paid and nonassessable, (B) will have been issued in compliance in all material respects with applicable Law and (C) will not have been issued in breach or violation of any, and not subject to any Lien, purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under SportsMap’s Governing Documents, or any Contract to which SportsMap is a party or is otherwise bound.
(c)   Except (i) for the SportsMap Warrants or (ii) as expressly contemplated by this Agreement, the Ancillary Documents or the transactions contemplated hereby or thereby or as otherwise mutually agreed to by SportsMap and the Company or either permitted pursuant to Section 5.9 or issued, granted or entered into, as applicable, in accordance with Section 5.9, there are no outstanding (A) equity appreciation, phantom equity or profit participation rights or (B) options, restricted stock, restricted stock units, phantom stock, warrants, purchase rights, subscription rights, conversion rights, exchange rights, calls, puts, rights of first refusal or first offer or other Contracts that could require SportsMap to issue, sell or otherwise cause to become outstanding or to acquire, repurchase or redeem any Equity Securities or securities convertible into or exchangeable for Equity Securities of SportsMap.
(d)   The Equity Securities of Merger Sub outstanding as of the date of this Agreement (i) have been duly authorized and validly issued and are fully paid and nonassessable, (ii) were issued in compliance in all material respects with applicable Law, (iii) were not issued in violation of the Governing Documents of Merger Sub, and (iv) were not issued in breach or violation of any preemptive rights or Contract to which Merger Sub is a party or bound. All of the outstanding Equity Securities of Merger Sub are owned directly by SportsMap free and clear of all Liens (other than transfer restrictions under applicable Securities Law). As of the date of this Agreement, SportsMap has no Subsidiaries other than Merger Sub and does not own, directly or indirectly, any Equity Securities in any Person other than Merger Sub. Except as set forth in Section 4.6(d) of the SportsMap Disclosure Schedules, Merger Sub has no outstanding (A) equity appreciation, phantom equity or profit participation rights or (B) options, restricted stock, restricted stock units, phantom stock, warrants, purchase rights, subscription rights, conversion rights, exchange rights, calls, puts, rights of first refusal or first offer or other Contracts that could require Merger Sub to issue, sell or otherwise cause to become outstanding or to acquire, repurchase or redeem any Equity Securities or securities convertible into or exchangeable for Equity Securities of Merger Sub. There are no voting trusts, proxies or other Contracts with respect to the voting or transfer of Merger Sub’s Equity Securities. There are no outstanding contractual obligations of Merger Sub to repurchase, redeem or otherwise acquire any Equity Securities of Merger Sub.
(e)   Except for Merger Sub, SportsMap does not own, directly or indirectly, have the right to acquire, or have the power to vote, the shares of any capital stock or other Equity Securities of any Person. There are no outstanding contractual obligations of SportsMap or Merger Sub to make any investment (in the form of a loan, capital contribution or otherwise) in, any Person.
Section 4.7.   SEC Filings.   SportsMap has timely filed (subject to extensions to filing deadlines, as applicable) or furnished all statements, forms, reports and documents required to be filed or furnished by it prior to the date of this Agreement with the SEC pursuant to Federal Securities Laws since its initial public offering (collectively, and together with any exhibits and schedules thereto and other information incorporated therein, and as they have been supplemented, modified or amended since the time of filing, the “SportsMap SEC Reports”), and, as of the Closing, will have filed or furnished all other statements, forms, reports and other documents required to be filed or furnished by it subsequent to the date of this Agreement with the SEC pursuant to Federal Securities Laws through the Closing (collectively, and together with any exhibits and schedules thereto and other information incorporated therein, and as they have been supplemented, modified or amended since the time of filing, but excluding the Proxy Statement, the “Additional SportsMap SEC Reports”). Each of the SportsMap SEC Reports, as of their respective dates of filing, and as of the date of any amendment or filing that superseded the initial filing, complied and each of the Additional SportsMap SEC Reports, as of their respective dates of filing, and as of the date of any amendment or filing that superseded the initial filing, will comply, in all material respects with the applicable requirements of the Federal Securities Laws (including, as applicable, the Sarbanes-Oxley Act and any rules and regulations promulgated thereunder) applicable to the SportsMap SEC Reports or the Additional SportsMap SEC Reports (for purposes of the Additional SportsMap SEC Reports, assuming that the representation and warranty set forth in Section 3.24 is true and correct in all respects with respect to all information supplied by or on behalf of the Company expressly for inclusion or incorporation by reference therein). As of their respective dates of filing, the SportsMap SEC Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made or will be made, as applicable, not misleading (for the purposes of the Additional SportsMap SEC Reports, assuming that the representation and warranty set forth in Section 3.24 is true and correct in all respects with respect to all information supplied by or on behalf of the Company expressly for inclusion or incorporation by reference therein). As of the date of this Agreement, there are no outstanding or unresolved comments in comment letters received from the SEC with respect to the SportsMap SEC Reports. SportsMap has, prior to the date of this Agreement, furnished to the Company (with respect to amendments or modifications made on or prior to the date of this Agreement) and shall have promptly furnished to the Company (with respect to amendments or modifications after the date of this Agreement) true, complete and correct copies of all amendments and modifications that have not been filed by SportsMap with the SEC to all agreements, documents and other instruments that previously had been filed by SportsMap with the SEC and are then in effect.
Section 4.8.   Trust Account.   As of the date of this Agreement, SportsMap has an amount in cash in the Trust Account equal to at least $118,531,020. The funds held in the Trust Account are (a) invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act, having a maturity of one hundred eighty-five (185) days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations and (b) held in trust pursuant to that certain Investment Management Trust Agreement, dated October 18, 2021 (the “Trust Agreement”), between SportsMap and Continental Stock Transfer & Trust Company, as trustee (the “Trustee”). The Trust Agreement is valid and in full force and effect and enforceable against SportsMap in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws generally affecting the enforcement of creditors’ rights and subject to general principles of equity) and has not been amended or modified. There are no separate agreements, side letters or other agreements or understandings (whether written or unwritten, express or implied) that would cause the description of the Trust Agreement in the SportsMap SEC Reports to be inaccurate in any material respect or, to SportsMap’s knowledge, that would entitle any Person to any portion of the funds in the Trust Account (other than (i) in respect of deferred underwriting commissions or Taxes, (ii) the Pre-Closing SportsMap Stockholders who shall have elected to redeem their SportsMap Common Stock pursuant to the Governing Documents of SportsMap or (iii) if SportsMap fails to complete a business combination within the allotted time period set forth in the Governing Documents of SportsMap and liquidates the Trust Account, subject to the terms of the Trust Agreement, SportsMap (in limited amounts to permit SportsMap to pay the expenses of the Trust Account’s liquidation, dissolution and winding-up of SportsMap) and then the Pre-Closing SportsMap Stockholders). Prior to the Closing, none of the funds held in the Trust Account are permitted to be released, except in the circumstances described in the Governing Documents of SportsMap and the Trust Agreement. As of the date of this Agreement, SportsMap has performed all material obligations required to be performed by it, and is not in material default or delinquent in performance or any other respect (claimed or actual) in connection with the Trust Agreement, and, to SportsMap’s knowledge, no event has occurred which (with due notice or lapse of time or both) would constitute a material default under the Trust Agreement. As of the date of this Agreement, there are no Proceedings pending, or to the knowledge of SportsMap, threatened, with respect to the Trust Account. Since October 18, 2021, until the date of this Agreement, SportsMap has not released any money from the Trust Account (other than interest income earned on the funds held in the Trust Account as permitted by the Trust Agreement). Upon the consummation of the transactions contemplated hereby (including the distribution of assets from the Trust Account (A) in respect of deferred underwriting commissions or Taxes or (B) to the Pre-Closing SportsMap Stockholders who have elected to redeem their SportsMap Common Stock pursuant to the Governing Documents of SportsMap, each in accordance with the terms of and as set forth in the Trust Agreement), SportsMap shall have no further obligation under either the Trust Agreement or the Governing Documents of SportsMap to liquidate or distribute any assets held in the Trust Account, and the Trust Agreement shall terminate in accordance with its terms. As of the date of this Agreement, assuming the accuracy of the representations and warranties of the Company herein and the compliance by the Company with its respective obligations hereunder, SportsMap has no reason to believe that any of the conditions to the use of funds in the Trust Account will not be satisfied or funds available in the Trust Account will not be available to SportsMap at the Effective Time.
Section 4.9.   Transactions with Affiliates.   Section 4.9 of the SportsMap Disclosure Schedules sets forth all Contracts between (a) any SportsMap Party, on the one hand, and (b) any officer, director, employee, partner, member, manager, direct or indirect equityholder or Affiliate of SportsMap or the SportsMap Sponsor or any family member of the foregoing Persons, on the other hand (each Person identified in this clause (b), a “SportsMap Related Party”), other than (i) Contracts with respect to a SportsMap Related Party’s employment with SportsMap entered into in the ordinary course of business (including benefit plans, indemnification arrangements and other ordinary course compensation) and (ii) Contracts entered into after the date of this Agreement that are either permitted pursuant to Section 5.9 or entered into in accordance with Section 5.9. Except as otherwise set forth in Section 4.9 of the SportsMap Disclosure Schedules, no SportsMap Related Party (A) owns any interest in any material asset or property used in the business of SportsMap, (B) possesses, directly or indirectly, any material financial interest in, or is a director or executive officer of, any Person which is a material client, supplier, vendor, partner, customer, lessor or other material business relation of SportsMap or (C) owes any material amount to, or is owed any material amount by, SportsMap (other than accrued compensation, employee benefits, employee or director expense reimbursement, in each case, in the ordinary course of business or pursuant to a transaction entered into after the date of this Agreement that is either permitted pursuant to Section 5.9 or entered into in accordance with Section 5.9). All Contracts, arrangements, understandings, interests and other matters that are required to be disclosed pursuant to this Section 4.9 (including, for the avoidance of doubt, pursuant to the second sentence of this Section 4.9) are referred to herein as “SportsMap Related-Party Transactions”.
Section 4.10.   Litigation.   As of the date of this Agreement, there is (and since its incorporation there has been) no Proceeding pending or, to SportsMap’s knowledge, threatened against or involving (a) any SportsMap Party, (b) any of SportsMap Party’s managers, officers or directors, in their capacity as such, or (c) any of the foregoing in such capacity in a criminal Proceeding. None of the SportsMap Parties nor any of their respective properties or assets are subject to any outstanding Order that would reasonably be expected to be, individually or in the aggregate, material to the SportsMap Parties. As of the date of this Agreement, there are no material Proceedings by any SportsMap Party pending against any other Person. There is no unsatisfied judgment or any open injunction binding upon any SportsMap Party which would, individually or in the aggregate, reasonably be expected to have a SportsMap Material Adverse Effect.
Section 4.11.   Compliance with Applicable Law.   Each SportsMap Party since its incorporation, (a) conducts and has conducted its business in accordance in all material respects with all Laws applicable to such SportsMap Party and, to the knowledge of the SportsMap Party is not in violation in any material respect of any such Law and (b) has not received any written communications or, to the knowledge of SportsMap, any other communications from a Governmental Entity that alleges that any SportsMap Party is not in compliance in all material respects with any such Law.
Section 4.12.   Business Activities.
(a)   Since its incorporation through the date of this Agreement, SportsMap has not conducted any business activities other than activities (i) in connection with or incident or related to its incorporation or continuing corporate (or similar) existence, (ii) directed toward the accomplishment of a business combination, including those incident or related to or incurred in connection with the negotiation, preparation or execution of this Agreement or any Ancillary Documents, the performance of its covenants or agreements in this Agreement or any Ancillary Document or the consummation of the transactions contemplated hereby or thereby or (iii) those that are administrative, ministerial or otherwise immaterial in nature. Except as set forth in SportsMap’s Governing Documents, there is no Contract binding upon any SportsMap Party or to which any SportsMap Party is a party which has or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of it or its Subsidiaries, any acquisition of property by it or its Subsidiaries or the conduct of business by it or its Subsidiaries (including, in each case, following the Closing), other than such effects, individually or in the aggregate, which have not had, and would not reasonably be expected to have, a SportsMap Material Adverse Effect.
(b)   Since its incorporation, Merger Sub has not conducted any business activities other than activities directed toward the accomplishment of the Merger. Except as set forth in Merger Sub’s organizational documents, there is no agreement, commitment or Order binding upon Merger Sub or to which Merger Sub is a party which has had, or would reasonably be expected to have, the effect of prohibiting or impairing any business practice of Merger Sub or any acquisition of property by Merger Sub or the conduct of business by Merger Sub as currently conducted or as contemplated to be conducted as of the Closing other than such effects, individually or in the aggregate, which have not had, and would not reasonably be expected to have, a material adverse effect on the ability of Merger Sub to enter into and perform its obligations under this Agreement. Merger Sub has no, and at all times prior to the Effective Time, except as expressly contemplated by this Agreement, the Ancillary Documents and the other documents and transactions contemplated hereby and thereby, will have no, assets, liabilities or obligations of any kind or nature whatsoever other than those incident to its formation.
Section 4.13.   Financial Statements; Internal Controls.
(a)   The SportsMap SEC Reports contain true and complete copies of the applicable SportsMap Financial Statements. The SportsMap Financial Statements (i) fairly present in all material respects the financial position of SportsMap as at the respective dates thereof, and the results of its operations, stockholders’ equity and cash flows for the respective periods then ended (subject, in the case of any unaudited interim financial statements, to normal year-end audit adjustments (none of which are expected to be material) and the absence of notes thereto), (ii) were prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated (except, in the case of any audited financial statements, as may be indicated in the notes thereto and subject, in the case of any unaudited financial statements, to normal year-end audit adjustments (none of which is expected to be, individually or in the aggregate, material) and the absence of notes thereto), (iii) in the case of the audited SportsMap Financial Statements, were audited in accordance with the standards of the PCAOB, and (iv) comply in all material respects with the applicable accounting requirements and with the rules and regulations of the SEC, the Exchange Act and the Securities Act in effect as of the respective dates thereof (including Regulation S-X or Regulation S-K, as applicable).
(b)   Each director and executive officer of SportsMap has filed with the SEC on a timely basis all statements required by Section 16(a) of the Exchange Act and the rules and regulations promulgated thereunder. SportsMap has not taken any action prohibited by Section 402 of the Sarbanes-Oxley Act.
(c)   SportsMap has established and maintains systems of internal accounting controls. Such internal controls are sufficient to provide reasonable assurance regarding the reliability of SportsMap’s financial reporting and the preparation of SportsMap’s financial statements for external purposes in accordance with GAAP.
(d)   Except as set forth in SportsMap SEC Reports filed prior to the date of this Agreement, SportsMap has not identified or been made aware of, and has not received from any independent auditor of SportsMap, any written notification of, (i) any significant deficiency or material weakness in the system of internal accounting controls utilized by SportsMap, (ii) any fraud, whether or not material, that involves SportsMap’s management or other employees who have a role in the preparation of financial statements or the internal accounting controls utilized by SportsMap or (iii) any written claim or allegation regarding any of the foregoing.

Section 4.14.   Listing.   Since October 18, 2021, SportsMap has complied in all material respects with the applicable listing and corporate governance rules and regulations of Nasdaq. The SportsMap Common Stock, the public SportsMap Warrants, and the SportsMap units sold in SportsMap’s initial public offering are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on Nasdaq. There is no Proceeding pending or, to the knowledge of SportsMap, threatened against SportsMap by Nasdaq or the SEC with respect to any intention by such entity to delist or to deregister the SportsMap Common Stock, the public SportsMap Warrants or the SportsMap units sold in SportsMap’s initial public offering or terminate the listing of SportsMap on Nasdaq. None of the SportsMap Parties or their respective Affiliates has taken any action in an attempt to terminate the registration or listing of the SportsMap Common Stock, the public SportsMap Warrants or the SportsMap units sold in SportsMap’s initial public offering under the Exchange Act or on Nasdaq, as applicable, except as contemplated by this Agreement.
Section 4.15.   Tax Matters.
(a)   Each of the SportsMap Parties has prepared and filed all income and other material Tax Returns required to have been filed by it, all such Tax Returns are true, correct and complete in all material respects, and each of the SportsMap Parties has paid all material Taxes required to have been paid by it (whether or not shown on a Tax Return).
(b)   Each of the SportsMap Parties has withheld and paid to the appropriate Tax Authority all material amounts required to have been withheld and paid in connection with amounts paid or owing to any employee, individual independent contractor, other service providers, equity interest holder, or other third party.
(c)   None of the SportsMap Parties is currently the subject of a Tax Proceeding, and no SportsMap Party has received written notice from any Tax Authority of the commencement or anticipated commencement of any Tax Proceeding that has not been resolved or completed. No deficiency for any Tax has been asserted or assessed by a Governmental Entity in writing against the SportsMap Parties that has not been satisfied by payment, settled, or withdrawn.
(d)   None of the SportsMap Parties has consented to extend or waive any statute of limitations in respect of Taxes or extend the time in which any material Tax may be assessed or collected by any Tax Authority, other than pursuant to any such extensions or waivers that are no longer in effect or that were extensions of time to file Tax Returns obtained in the ordinary course of business, and no request for any such waiver or extension is pending.
(e)   None of the SportsMap Parties is nor has been a party to any “listed transaction” as defined in Section 6707A of the Code and Treasury Regulations Section 1.6011-4 (or any corresponding or similar provision of state, local or non-U.S. income Tax Law).
(f)   There are no Liens for material Taxes on any assets of the SportsMap Parties other than Liens for Taxes not yet due and delinquent.
(g)    During the two (2)-year period ending on the date of this Agreement, none of the SportsMap Parties was a distributing corporation or a controlled corporation in a transaction purported or intended to be governed in whole or in part by Section 355 or 361 of the Code.
(h)   None of the SportsMap Parties (i) is a party to any Tax allocation, Tax sharing or Tax indemnity or similar agreements (other than one that is included in a Contract entered into in the ordinary course of business that is not primarily related to Taxes), (ii) has been a member of an affiliated group filing a consolidated federal income Tax Return (other than a group the common parent of which was SportsMap or any of its current Affiliates) or (iii) has any Liability for the Taxes of any Person (other than SportsMap or any of its current Affiliates) under Section 1.1502-6 of the Treasury Regulations (or any similar provision of state, local or non-United States Law), as a transferee or successor, by Contract (other than any Contract entered into in the ordinary course of business and the principal purpose of which does not relate to Taxes), or otherwise by operation of Law.
(i)   None of the SportsMap Parties has received a written claim from any Tax Authority in a jurisdiction where such SportsMap Party does not file Tax Returns that such SportsMap Party is or may be subject to taxation by that jurisdiction, which claims have not been resolved or withdrawn.

(j)   None of the SportsMap Parties has a permanent establishment (within the meaning of an applicable Tax treaty) or otherwise have an office or fixed place of business in a country other than the country in which it is organized.
(k)   None of the SportsMap Parties will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) beginning after the Closing Date as a result of any (i) change in, or use of an improper, method of accounting for a taxable period ending on or prior to the Closing Date, (ii) intercompany transactions or any excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local or non-United States Law), (iii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or non-United States Law) executed on or prior to the Closing Date, (iv) installment sale or open transaction disposition made on or prior to the Closing Date, or (v)prepaid amount received or deferred revenue accrued on or prior to the Closing Date outside the ordinary course of business. None of the SportsMap Parties will be required to make any payment after the Closing Date as a result of an election under Section 965 of the Code.
(l)   SportsMap is, and at all times since its formation has been, a corporation for U.S. federal and all applicable state and local income Tax purposes.
(m)   None of the SportsMap Parties has taken or agreed to take any action, nor is any of the SportsMap Parties (subject to the representations of the Company in Section 3.18(m) being true as of the date of this Agreement) aware of any facts or circumstances (other than any facts or circumstances to the extent that such facts or circumstances exist or arise as a result of or related to any act or omission occurring after the signing date by the Company or a Company Stockholder or any of their respective Affiliates not contemplated by this Agreement and/or any of the Ancillary Documents), in each case, that would reasonably be likely to prevent or impede, the Merger from qualifying for the Intended Tax Treatment.
Section 4.16.   Absence of Changes.   Except as set forth in the SportsMap SEC Reports filed prior to the date of this Agreement, and except as contemplated by this Agreement, any Ancillary Document or in connection with the transactions contemplated hereby or thereby, since October 18, 2021, to the date of this Agreement, (a) SportsMap has conducted its business in all material respects in the ordinary course, (b) there has not occurred any SportsMap Material Adverse Effect and (c) there has not been any action taken or agreed upon by any SportsMap Party that would be prohibited by Section 5.9 if such action were taken on or after the date hereof without the consent of the Company.
Section 4.17.   No Undisclosed Liabilities.   Except for any fees and expenses payable by any SportsMap Party as a result of or in connection with the consummation of the transactions contemplated hereby, there is no other liability, debt (including Indebtedness) or obligation of, or claim or judgment against, any SportsMap Party (whether direct or indirect, absolute or contingent, accrued or unaccrued, known or unknown, liquidated or unliquidated, or due or to become due) required by GAAP to be included on a consolidated balance sheet of any SportsMap Party, except for liabilities, debts (including Indebtedness), obligations, claims or judgement (a) reflected or reserved for on the SportsMap Financial Statements or expressly disclosed in the notes thereto or otherwise in the SportsMap SEC Reports, (b) that have arisen since the date of the most recent balance sheet included in the SportsMap Financial Statements in the ordinary course of business of the SportsMap Parties, or (c) which would not be, or would not reasonably be expected to be, individually or in the aggregate, material to SportsMap or reasonably be expected to have a SportsMap Material Adverse Effect.
Section 4.18.   Compliance with International Trade & Anti-Corruption Laws.
(a)    In the past five (5) years, none of SportsMap, any of its officers, directors, or employees or, to SportsMap’s knowledge, its other Representative, or any other Persons acting for or on behalf of any of the foregoing, are or have been; (i) a Sanctioned Person, (ii) located, organized, or resident in a Sanctioned Country; (iii) an entity owned, directly or indirectly, fifty percent (50%) or more, by one or more Sanctioned Persons or a Person described in clause (ii); (iv) otherwise engaging in dealings with or for the benefit of any Person described in clauses (i) through (iii); or (v) otherwise in violation of any applicable Sanctions and Export Control Laws., or in the last five (5) years has violated the Sanctions and Export Control Laws.

(b)    In the past five (5) years, none of SportsMap, any of its officers, directors or employees or, to SportsMap’s knowledge, its other Representatives or any other Persons acting for or on behalf of any of the foregoing have (i) made, authorized, offered, promised, paid, solicited or received any unlawful bribes, kickbacks or other similar payments to or from any Person, (ii) made, authorized, offered, promised, paid, solicited or received any contributions, payment of money, or other thing of value (including any fee, gift, sample, travel expense, or entertainment), bribe, unlawful rebate, payoff, influence payment, or kickback, directly or knowingly indirectly, to a domestic or foreign political party or candidate, each in violation of Anti-Corruption Laws, or (iii) otherwise made, authorized, offered, promised, paid, solicited or received any unlawful gifts, entertainment, hospitality, travel, unlawful expenses, or any improper payment, each in violation of Anti-Corruption Laws.
(c)    There are not now, nor have there been in the past five (5) years, any Proceedings, Orders, or governmental investigations alleging any violations of Anti-Corruption Laws or Sanctions and Export Control Laws by SportsMap or, to SportsMap’s knowledge, any of its Representatives or any other Persons in each case to the extent acting for or on behalf of any of SportsMap, and, to SportsMap’s knowledge, no such Proceedings, Orders, or governmental investigations have been threatened or are pending.
Section 4.19.   Investigation; No Other Representations.
(a)   Each SportsMap Party, on its own behalf and on behalf of its Representatives, acknowledges, represents, warrants and agrees that it (i) has conducted its own independent review and analysis of, and, based thereon, has formed an independent judgment concerning the business, assets, condition, operations and prospects of the Company and (ii) has been furnished with or given access to such documents and information about the Company and their respective businesses and operations as it and its Representatives have deemed necessary to enable it to make an informed decision with respect to the execution, delivery and performance of this Agreement, the Ancillary Documents and the transactions contemplated hereby and thereby.
(b)   In entering into this Agreement and the Ancillary Documents to which it is or will be a party, each SportsMap Party has relied solely on its own investigation and analysis and the representations and warranties expressly set forth in Article 3 and the Ancillary Documents, to which it is or will be a party and no other representations or warranties of the Company or any other Person, either express or implied, and each SportsMap Party, on its own behalf and on behalf of its Representatives, acknowledges, represents, warrants and agrees that, except for the representations and warranties expressly set forth in Article 3 (as modified by the Company Disclosure Schedules) and in the Ancillary Documents to which it is or will be a party, neither the Company nor any other Person makes or has made (and the Company expressly disclaims) any representation or warranty, either express or implied, in connection with or related to this Agreement, the Ancillary Documents or the transactions contemplated hereby or thereby. Neither the Company nor any of its respective stockholders, affiliates or Representatives shall have any liability to SportsMap, Merger Sub or any of their respective stockholders, affiliates or Representatives resulting from the use of any information, documents or materials made available to SportsMap or Merger Sub or any of their Representatives, whether orally or in writing, in any confidential information memoranda, “data rooms,” management presentations, due diligence discussions or in any other form in expectation of the Transactions. Neither the Company nor any of its stockholders, affiliates or Representatives is making, directly or indirectly, any representation or warranty with respect to any estimates, projections or forecasts involving the Company.
Section 4.20.   EXCLUSIVITY OF REPRESENTATIONS AND WARRANTIES. NOTWITHSTANDING THE DELIVERY OR DISCLOSURE TO THE COMPANY OR ANY OF ITS REPRESENTATIVES OF ANY DOCUMENTATION OR OTHER INFORMATION (INCLUDING ANY FINANCIAL PROJECTIONS OR OTHER SUPPLEMENTAL DATA), EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS ARTICLE 4 OR THE ANCILLARY DOCUMENTS, NONE OF THE SPORTSMAP PARTIES OR ANY OTHER PERSON MAKES, AND EACH SPORTSMAP PARTY EXPRESSLY DISCLAIMS, ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED, IN CONNECTION WITH THIS AGREEMENT, THE ANCILLARY DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, INCLUDING AS TO THE MATERIALS RELATING TO THE BUSINESS AND

AFFAIRS OR HOLDINGS OF THE SPORTSMAP PARTIES THAT HAVE BEEN MADE AVAILABLE TO THE COMPANY OR ANY OF ITS REPRESENTATIVES OR IN ANY PRESENTATION OF THE BUSINESS AND AFFAIRS OF THE SPORTSMAP PARTIES BY OR ON BEHALF OF THE MANAGEMENT OF ANY SPORTSMAP PARTY OR OTHERS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY OR BY THE ANCILLARY DOCUMENTS, AND NO STATEMENT CONTAINED IN ANY OF SUCH MATERIALS OR MADE IN ANY SUCH PRESENTATION SHALL BE DEEMED A REPRESENTATION OR WARRANTY HEREUNDER OR OTHERWISE DEEMED TO BE RELIED UPON BY THE COMPANY OR ANY OF ITS REPRESENTATIVES IN EXECUTING, DELIVERING OR PERFORMING THIS AGREEMENT, THE ANCILLARY DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN ARTICLE 4 OR THE ANCILLARY DOCUMENTS, IT IS UNDERSTOOD THAT ANY COST ESTIMATES, PROJECTIONS OR OTHER PREDICTIONS, ANY DATA, ANY FINANCIAL INFORMATION OR ANY MEMORANDA OR OFFERING MATERIALS OR PRESENTATIONS, INCLUDING ANY OFFERING MEMORANDUM OR SIMILAR MATERIALS MADE AVAILABLE BY OR ON BEHALF OF ANY SPORTSMAP PARTY ARE NOT AND SHALL NOT BE DEEMED TO BE OR TO INCLUDE REPRESENTATIONS OR WARRANTIES OF ANY SPORTSMAP PARTY, AND ARE NOT AND SHALL NOT BE DEEMED TO BE RELIED UPON BY THE COMPANY OR ANY OF ITS REPRESENTATIVES IN EXECUTING, DELIVERING OR PERFORMING THIS AGREEMENT, THE ANCILLARY DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.
ARTICLE 5.
COVENANTS
Section 5.1.   Conduct of Business of the Company.
(a)   From and after the date of this Agreement until the earlier of the Closing or the termination of this Agreement in accordance with its terms, the Company shall, and the Company shall cause its Subsidiaries to, except as expressly contemplated by this Agreement or any Ancillary Document, as required by applicable Law (including COVID-19 Measures), as set forth on Section 5.1(a) of the Company Disclosure Schedules, or as consented to in writing by SportsMap (which consent shall not be unreasonably conditioned, withheld, delayed or denied) use commercially reasonable efforts (i) to operate the business of the Company in the ordinary course in all material respects and (ii) to maintain and preserve intact the business organization, assets, properties and business relations of the Company in all material respects.
(b)    Without limiting the generality of the foregoing, from and after the date of this Agreement until the earlier of the Closing or the termination of this Agreement in accordance with its terms, the Company shall not, and the Company shall cause its Subsidiaries not to, except as expressly contemplated by this Agreement or any Ancillary Document (including, for the avoidance of doubt, in connection with any PIPE Financing), as required by applicable Law (including COVID-19 Measures), as set forth on Section 5.1(b) of the Company Disclosure Schedules or as consented to in writing by SportsMap (which consent shall not be unreasonably conditioned, withheld, delayed or denied), do any of the following:
(i)   declare, set aside, make or pay a dividend on, or make any other distribution or payment in respect of, any Equity Securities of any Company or repurchase or redeem any outstanding Equity Securities of the Company;
(ii)    (A) merge, consolidate, combine or amalgamate the Company with any Person or (B) purchase or otherwise acquire (whether by merging or consolidating with, purchasing any Equity Security in or a substantial portion of the assets of, or by any other manner) any corporation, partnership, association or other business entity or organization or division thereof;
(iii)   adopt any amendments, supplements, restatements or modifications to the Company’s Governing Documents or the Company Stockholders Agreement;
(iv)   (A) sell, assign, abandon, lease, license or otherwise dispose of any material assets or properties of the Company or inventory or obsolete equipment not in the ordinary course of business,

or (B) create, subject or incur any Lien on any material assets or properties of the Company (other than any Permitted Liens);
(v)   (A) sell, assign, abandon, let lapse, lease, license or let expire any Business Intellectual Property (other than granting non-exclusive licenses in the ordinary course of business and expiration of Company Owned Intellectual Property in accordance with its maximum statutory term), (B) disclose any material Trade Secrets (other than pursuant to a written confidentiality agreement entered into in the ordinary course of business), or (C) make any material adverse change to the operation or security of any material Company IT Systems with respect to the Privacy and Security Requirements or Personal Data, clauses (A) – (C) in each case, that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect;
(vi)   (A) transfer, issue, sell, grant or otherwise directly or indirectly dispose of, or subject to a Lien, (1) any Equity Securities of the Company or (2) any options, warrants, rights of conversion or other rights, agreements, arrangements or commitments obligating the Company to issue, deliver or sell any Equity Securities of the Company, other (x) than the issuance of shares of Company Class B Common Stock upon the exercise of any Company Options outstanding as of the date of this Agreement or granted in accordance with this Agreement, and in accordance with the terms of the Company Equity Plan and the underlying grant, award or similar agreement and (y) the issuance of Company Options under the Company Equity Plan, as amended, in effect on the date hereof, to purchase no more than 10,000 shares of Company Class B Common Stock or (B) adjust, split, combine or reclassify any Equity Securities of the Company or other rights exercisable therefor or convertible into;
(vii)   incur, create or assume any Indebtedness, other than ordinary course trade payables;
(viii)(A) amend, modify or terminate any Real Property Lease or any Material Contract (excluding, for the avoidance of doubt, any expiration or automatic extension or renewal of any Material Contract pursuant to its terms or entering into additional work or purchase orders pursuant to, and in accordance with the terms of, any Material Contract), (B) waive any material benefit or right under any Material Contract or (C) enter into any Contract that would constitute a Material Contract if entered into prior to the date hereof;
(ix)   make any loans, advances or capital contributions to, or guarantees for the benefit of, or any investments in, any Person, other than the reimbursement of expenses of employees in the ordinary course of business consistent with past practice;
(x)   except as required under the terms of any Employee Benefit Plan in effect on the date hereof or as required by applicable Law, (A) adopt, enter into, terminate or materially amend or modify any Employee Benefit Plan or any benefit or compensation plan, policy, program or Contract that would be an Employee Benefit Plan if in effect as of the date of this Agreement, except amendments or modifications in the ordinary course of business consistent with past practice, (B) increase or decrease, or agree to increase or decrease, the compensation or benefits payable to any current or former director, manager, officer, employee or individual independent contractor or other consultant of the Company or any Company Subsidiary, except in the ordinary course of business consistent with past practice for any employee of the Company or any Company Subsidiary whose annual cash compensation opportunity does not exceed $250,000, (C) take any action to accelerate any payment, right to payment or benefit, vesting of any right to payment of benefit, or the funding of any payment, right to payment or benefit, payable or to become payable to any current or former director, manager, officer, employee or individual independent contractor or other consultant of the Company or any Company Subsidiary, (D) hire or engage any director, manager, officer or employee of the Company or any Company Subsidiary whose annual cash compensation opportunity exceeds or would exceed $250,000, or terminate (other than for cause, death or disability), furlough or temporarily layoff any director, manager, officer or employee of the Company or any Company Subsidiary whose annual cash compensation opportunity exceeds or would exceed $250,000, (E) amend, modify, negotiate, adopt, enter into, extend, renew or terminate any CBA or other Contract with any labor organization, works council or labor union, employee delegate, representative or other employee collective group that is representing any employee of the Company any Company Subsidiary, (F) recognize or certify any labor organization, works council, labor union or group of employees of the Company or any Company

Subsidiary as the bargaining representative for any employees of the Company or any Company Subsidiary, or (G) with respect to the Company or any Company Subsidiary or any employees of the Company or any Company Subsidiary, engage in or announce any employee layoffs, furloughs, reductions in force or similar actions that could implicate WARN;
(xi)   make, change or revoke any material Tax election, amend any Tax Return, change any material method of accounting, enter into any closing agreement with respect to material Taxes, settle any material Tax claim or assessment, affirmatively surrender any right to claim a refund of material Taxes or consent to any extension or waiver of the limitation period applicable to any material Tax claim or assessment (other than any such extension of time to file Tax Returns that is obtained in the ordinary course of business);
(xii)   (A) enter into any settlement, conciliation or similar Contract, the performance of which would involve the payment by the Company of amounts in excess of $200,000, in the aggregate, or that imposes, or by its terms will impose at any point in the future, any material, non-monetary obligations on the Company (or SportsMap or any of its Affiliates after the Closing), or (B) commence any lawsuit, litigation, action, demand, examination, hearing, claim, charge, complaint, suit or arbitration;
(xiii)   authorize, recommend, propose or announce an intention to adopt, or otherwise effect, a plan of complete or partial liquidation, dissolution, restructuring, recapitalization, reorganization or similar transaction;
(xiv)   change the Company’s methods of accounting in any material respect, other than changes that are made in accordance with PCAOB standards;
(xv)   enter into any Contract with any broker, finder, investment banker, advisor or other Person under which such Person is or will be entitled to any brokerage fee, finders’ fee or other commission or fees in connection with the transactions contemplated by this Agreement or any Ancillary Document;
(xvi)   make any Change of Control Payment that is not set forth on Section 5.1 of the Company Disclosure Schedules or is not pursuant to an Employee Benefit Plan listed on Section 3.13(a)(i) of the Company Disclosure Schedules;
(xvii)   enter into, conduct, engage in or otherwise operate any new line of business, change its operating policies in any material respect or discontinue or make any material change to the business of the Company; or
(xviii)   enter into any Contract to take, or cause to be taken, any of the actions set forth in this Section 5.1.
Notwithstanding anything in this Section 5.1 or this Agreement to the contrary, (a) nothing set forth in this Agreement shall give SportsMap, directly or indirectly, the right to control or direct the operations of the Company prior to the Closing and (b) any actions taken (or omitted to be taken) in good faith by the Company or any Company Subsidiary to the extent reasonably believed to be necessary to (x) comply with Law (including Orders) related to COVID-19 or (y) maintain and preserve in all material respects the business organization, assets, properties and material business relations of the Company shall be deemed not to constitute a breach of the requirements set forth in this Section 5.1. The Company shall notify SportsMap in writing of any such actions taken in accordance with the foregoing proviso and shall use commercially reasonable efforts to mitigate any negative effects of such actions on the business of the Company and the Company Subsidiaries, in consultation with SportsMap whenever reasonably practicable.
Section 5.2.   Efforts to Consummate; Litigation.
(a)   Subject to the terms and conditions herein, each of the Parties shall, and shall cause its Affiliates to, use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary or advisable to consummate and make effective as promptly as reasonably practicable the Transactions (including (i) the satisfaction, but not waiver, of the closing conditions set forth in Article 6 and, in the case of any Ancillary Document to which such Party will be a party after the date of this Agreement, to execute and deliver such Ancillary Document when required pursuant to this Agreement and (ii) using reasonable best efforts to ensure that the Company and/or SportsMap (as mutually agreed among the Parties) enters into subscription agreements or securities purchase agreements with certain investors pursuant to which such investors commit to purchase securities of the Company or SportsMap, as applicable, in a private placement or other financing to be consummated simultaneously with the Closing, such private placement or other financing, and such agreements, to be on such terms as are mutually agreed among the Parties (the “PIPE Financing”) and to obtain the PIPE Financing on the terms and subject to the conditions set forth in the applicable PIPE Financing agreements). Without limiting the generality of the foregoing, each of the Parties shall, and shall cause its Affiliates to, use reasonable best efforts to obtain, file with or deliver to, as applicable, any Consents of any Governmental Entities or other Persons necessary, proper or advisable to consummate the Transactions.
(b)   SportsMap shall promptly inform the Company of any communication between any SportsMap Party or its Affiliates, on the one hand, and any Governmental Entity, on the other hand, and the Company shall promptly inform SportsMap of any communication between the Company or its Affiliates, on the one hand, and any Governmental Entity, on the other hand, in either case, regarding the Transactions. Without limiting the foregoing, each Party and its Affiliates shall not extend any waiting period, review period or comparable period or enter into any agreement with any Governmental Entity not to consummate the Transactions, except with the prior written consent of SportsMap and the Company. Notwithstanding anything herein to the contrary, SportsMap shall have no obligation to, and SportsMap shall not, without the Company’s prior written consent, propose, negotiate, commit to or effect, by consent decree, hold separate order or otherwise, the sale, divestiture, disposition or license (or similar arrangement) of, or limit SportsMap’s freedom of action with respect to, any of the businesses, product lines or assets of SportsMap or the Company, or otherwise propose, proffer or agree to any other requirement, obligation, condition, limitation or restriction on any of the businesses, product lines or assets of SportsMap or the Company.
(c)   From and after the date of this Agreement until the earlier of the Closing or termination of this Agreement in accordance with its terms, the SportsMap Parties, on the one hand, and the Company, on the other hand, shall, and shall cause their Affiliates to, give counsel for the Company (in the case of any SportsMap Party) or SportsMap (in the case of the Company), a reasonable opportunity to review in advance, and consider in good faith the views of the other in connection with any proposed written communication to any Governmental Entity relating to the Transactions. Each of the Parties agrees not to, and shall cause its Affiliates not to, participate in any substantive meeting or discussion, either in person or by telephone with any Governmental Entity in connection with the Transactions unless it consults with, in the case of any SportsMap Party, the Company, or, in the case of the Company, SportsMap in advance and, to the extent not prohibited by such Governmental Entity, gives, in the case of any SportsMap Party, the Company, or, in the case of the Company, SportsMap, the opportunity to attend and participate in such meeting or discussion. Materials required to be provided pursuant to this Section 5.2 may be restricted to outside counsel and redacted (i) to remove references concerning the valuation of the Company, (ii) as necessary to comply with contractual arrangements and (iii) as necessary to address attorney-client or other privilege.
(d)   Prior to the Closing, the SportsMap Parties shall not acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of or equity in, or by any other manner, any Person or portion thereof, or otherwise acquire or agree to acquire any assets or entity, if such acquisition or agreement would reasonably be expected to delay obtaining or increase the risk of not obtaining, any Consents of any Governmental Entity necessary to consummate the Transactions or the expiration or termination of any applicable waiting period.
(e)   Notwithstanding anything to the contrary in this Agreement, in the event that this Section 5.2 conflicts with any other covenant or agreement in this Article 5 that is intended to specifically address any subject matter, then such other covenant or agreement shall govern and control solely to the extent of such conflict.
(f)   From and after the date of this Agreement until the earlier of the Closing or termination of this Agreement in accordance with its terms, SportsMap, on the one hand, and the Company, on the other hand, shall each notify the other in writing promptly after learning of any stockholder demands or other stockholder Proceedings (including derivative claims) relating to this Agreement, any Ancillary Document or any matters relating thereto (collectively, the “Transaction Litigation”) commenced against, in the case of SportsMap, any of the SportsMap Parties or any of their respective Representatives (in their capacity as a representative of a SportsMap Party) or, in the case of the Company, the Company or any of its

Representatives (in their capacity as a representative of the Company). SportsMap and the Company shall each (i) keep the other reasonably informed regarding any Transaction Litigation, (ii) give the other the opportunity to, at its own cost and expense, participate in the defense, settlement and compromise of any such Transaction Litigation and reasonably cooperate with the other in connection with the defense, settlement and compromise of any such Transaction Litigation, (iii) consider in good faith the other’s advice with respect to any such Transaction Litigation and (iv) reasonably cooperate with each other with respect to any such Transaction Litigation. Subject to the Company’s compliance with, and the rights of SportsMap set forth in, the immediately preceding sentence, the Company shall control the negotiation, defense and settlement of any such Transaction Litigation commenced against the Company or any of its Representatives (in their capacity as a representative of the Company); provided, however, that in no event shall the Company or any of its Representatives settle or compromise any Transaction Litigation without the prior written consent of SportsMap (not to be unreasonably withheld, conditioned or delayed). Subject to SportsMap’s compliance with, and the rights of the Company set forth in, the second preceding sentence, SportsMap shall control the negotiation, defense and settlement of any such Transaction Litigation commenced against any SportsMap Party or any of their respective Representatives (in their capacity as a representative of such SportsMap Party); provided, however, that in no event shall SportsMap or any of its Representatives settle or compromise any Transaction Litigation without the prior written consent of the Company (not to be unreasonably withheld, conditioned or delayed), unless such settlement (other than immaterial, procedural or ministerial matters or matters ancillary to the following clauses (A) and (B)) is limited to (A) supplemental disclosures furnished to or filed with the SEC and related to the transactions contemplated by this Agreement and/or the Ancillary Documents or (B) monetary payments that are not materially in excess of the amounts otherwise covered under the insurance policies of SportsMap Parties (for this purpose ignoring any deductible, retention or similar amounts thereunder), in which case, the prior written consent of the Company shall not be required.
(g)   Subject to Schedule 5.2.g), each of the Parties shall, and shall cause its Affiliates to, take, or cause to be taken, all actions reasonably necessary or advisable to consummate and make effective prior to the Closing the transactions contemplated by Schedule 5.2.g), including executing and delivering such Contracts, instruments, consents, approvals and other documents as are necessary or reasonably requested by another Party to make effective such transactions, and to satisfy the other covenants and agreements set forth on Schedule 5.2.g).
Section 5.3.   Confidentiality and Access to Information.
(a)   The Parties hereby acknowledge and agree that the information being provided in connection with this Agreement and the consummation of the transactions contemplated hereby is subject to the terms of the Confidentiality Agreement, the terms of which are incorporated herein by reference. Notwithstanding the foregoing or anything to the contrary in this Agreement, in the event that this Section 5.3(a) or the Confidentiality Agreement conflicts with any other covenant or agreement contained in this Agreement or any Ancillary Document that contemplates the disclosure, use or provision of information or otherwise, then such other covenant or agreement contained in this Agreement or such Ancillary Document, as applicable, shall govern and control to the extent of such conflict.
(b)   From and after the date of this Agreement until the earlier of the Closing Date or the termination of this Agreement in accordance with its terms, upon reasonable advance written notice, the Company shall provide, or cause to be provided, to SportsMap and its Representatives during normal business hours reasonable access to the directors, officers, books and records and properties of the Company (in a manner so as to not interfere with the normal business operations of the Company); provided that the Company shall not be required to provide such access if the Company in good faith determines that such access would violate any COVID-19 Measures. Notwithstanding the foregoing, the Company shall not be required to provide to SportsMap or any of its Representatives any information (i) if and to the extent doing so would (A) violate any Law to which the Company or any of its Subsidiaries is subject, (B) result in the disclosure of any trade secrets of third parties in breach of any Contract with such third party, (C) violate any legally binding obligation of the Company or any of its Subsidiaries with respect to confidentiality, non-disclosure or privacy or (D) jeopardize protections afforded to the Company or any of its Subsidiaries under the attorney-client privilege or the attorney work product doctrine (provided that, in the case of each of clauses (A) through (D), the Company shall use commercially reasonable efforts to (1) provide such access as can be provided (or otherwise convey such information regarding the applicable matter as can be conveyed) without violating such privilege, doctrine, Contract, obligation or Law and (2) provide such information in a manner without violating such privilege, doctrine, Contract, obligation or Law), or (ii) if the Company or any of its Representatives, on the one hand, and any SportsMap Party or any of its Representatives, on the other hand, are adverse parties in a litigation and such information is reasonably pertinent thereto; provided that the Company shall, in the case of clause (i) or (ii), provide prompt written notice of the withholding of access or information on any such basis unless such written notice is prohibited by applicable Law. For the avoidance of doubt, the Company shall not be obligated under this Section 5.3(b) to permit SportsMap or any of its Representatives to conduct any invasive, intrusive or subsurface sampling or testing of any media at the Company’s or any of its Subsidiaries’ properties.
(c)   From and after the date of this Agreement until the earlier of the Closing Date or the termination of this Agreement in accordance with its terms, upon reasonable advance written notice, SportsMap shall provide, or cause to be provided, to the Company and its Representatives during normal business hours reasonable access to the directors, officers, books and records of the SportsMap Parties (in a manner so as to not interfere with the normal business operations of the SportsMap Parties). Notwithstanding the foregoing, SportsMap shall not be required to provide, or cause to be provided to, the Company or any of its Representatives any information (i) if and to the extent doing so would (A) violate any Law to which any SportsMap Party is subject, (B) result in the disclosure of any trade secrets of third parties in breach of any Contract with such third party, (C) violate any legally binding obligation of any SportsMap Party with respect to confidentiality, non-disclosure or privacy or (D) jeopardize protections afforded to any SportsMap Party under the attorney-client privilege or the attorney work product doctrine (provided that, in the case of each of clauses (A) through (D), SportsMap shall use, and shall cause the other SportsMap Parties to use, reasonable best efforts to (1) provide such access as can be provided (or otherwise convey such information regarding the applicable matter as can be conveyed) without violating such privilege, doctrine, Contract, obligation or Law and (2) provide such information in a manner without violating such privilege, doctrine, Contract, obligation or Law), or (ii) if a SportsMap Party or the SportsMap Sponsor, on the one hand, and the Company or any of its Representatives, on the other hand, are adverse parties in a litigation and such information is reasonably pertinent thereto; provided that SportsMap shall, in the case of clause (i) or (ii), provide prompt written notice of the withholding of access or information on any such basis unless such written notice is prohibited by applicable Law.
(d)   The Parties hereby acknowledge and agree that the Confidentiality Agreement shall be automatically terminated effective as of the Closing without any further action by any Party or any other Person.
Section 5.4.   Public Announcements.
(a)   Subject to Section 5.4(b), Section 5.7 and Section 5.8, none of the Parties or any of their respective Representatives shall issue any press releases or make any public announcements with respect to this Agreement or the transactions contemplated hereby without the prior written consent of, prior to the Closing, the Company and SportsMap or, after the Closing, SportsMap and the SportsMap Sponsor; provided, however, that each Party, the SportsMap Sponsor and their respective Representatives may issue or make, as applicable, any such press release, public announcement or other communication (i) if such press release, public announcement or other communication is required by applicable Law, in which case (A) prior to the Closing, the disclosing Party or its applicable Representatives shall, unless and to the extent prohibited by such applicable Law, (x) if the disclosing Person is a SportsMap Party or a Representative of a SportsMap Party, reasonably consult with the Company in connection therewith and provide the Company with an opportunity to review and comment on such press release, public announcement or communication and shall consider any such comments in good faith, or (y) if the disclosing Party is the Company or a Representative of the Company, reasonably consult with SportsMap in connection therewith and provide SportsMap with an opportunity to review and comment on such press release, public announcement or communication and shall consider any such comments in good faith, or (B) after the Closing, the disclosing Party or its applicable Representatives shall, unless and to the extent prohibited by such applicable Law, (x) if the disclosing Person is the SportsMap Sponsor or a Representative of the SportsMap Sponsor, reasonably consult with SportsMap in connection therewith and provide SportsMap with an opportunity to review and comment on such press release, public announcement or communication and consider any such comments in good faith, (y) if the disclosing Person is the Company or a Representative of the Company, reasonably consult with SportsMap and the SportsMap Sponsor in connection therewith and provide SportsMap and the SportsMap Sponsor with an opportunity to review and comment on such press release, public announcement or communication and consider any such comments in good faith, and (z) if the disclosing Person is SportsMap or a Representative of SportsMap, reasonably consult with the SportsMap Sponsor in connection therewith and provide the SportsMap Sponsor with an opportunity to review and comment on such press release, public announcement or communication and consider any such comments in good faith, (ii) to the extent such press release, public announcements or other communications contain only information previously disclosed in a press release, public announcement or other communication previously made in accordance with this Section 5.4 and (iii) to Governmental Entities in connection with any Consents required to be made under this Agreement, the Ancillary Documents or in connection with the transactions contemplated hereby or thereby. Notwithstanding anything to the contrary in this Section 5.4 or otherwise in this Agreement, the Parties agree that the SportsMap Parties, the SportsMap Sponsor and their respective Representatives may provide general information about the subject matter of this Agreement and the transactions contemplated hereby to any direct or indirect current or prospective investor (including in connection with any PIPE Financing) or in connection with normal fund raising or related marketing or informational or reporting activities, provided the recipients of such information are subject to customary confidentiality obligations prior to the receipt of such information.
(b)   The initial press release concerning this Agreement and the transactions contemplated hereby shall be a joint press release in the form agreed by the Company and SportsMap prior to the execution of this Agreement and such initial press release (the “Signing Press Release”) shall be released as promptly as reasonably practicable after the execution of this Agreement. Promptly after the execution of this Agreement, SportsMap shall file a current report on Form 8-K (the “Signing Filing”) with the Signing Press Release and a description of this Agreement as required by, and in compliance with, the Securities Laws, which the Company shall have the opportunity to review and comment upon prior to filing and SportsMap shall consider such comments in good faith. The Company, on the one hand, and SportsMap, on the other hand, shall mutually agree upon (such agreement not to be unreasonably withheld, conditioned or delayed by either the Company or SportsMap, as applicable) a press release announcing the consummation of the transactions contemplated by this Agreement (the “Closing Press Release”) prior to the Closing, and on the Closing Date (or such other date as may be mutually agreed to in writing by SportsMap and the Company prior to the Closing), the Parties shall cause the Closing Press Release to be released. Promptly after the Closing (but in any event within four (4) Business Days after the Closing), SportsMap shall file a current report on Form 8-K (the “Closing Filing”) with the Closing Press Release and a description of the Closing as required by Securities Laws, which Closing Filing shall be mutually agreed upon by the Company and SportsMap prior to the Closing (such agreement not to be unreasonably withheld, conditioned or delayed by either the Company or SportsMap, as applicable). In connection with the preparation of each of the Signing Press Release, the Signing Filing, the Closing Press Release and the Closing Filing, each Party shall, upon written request by any other Party, furnish such other Party with all information concerning itself, its directors, officers and equityholders, and such other matters as may be reasonably necessary for such press release or filing.
Section 5.5.   Tax Matters.
(a)    Tax Treatment.   The Parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Sections 354, 361 and the 368 of the Code and Treasury Regulations Section 1.368-2(g), and agree (i) to file all Tax Returns on a basis consistent with the Intended Tax Treatment (including attaching the statement described in Treasury Regulations Section 1.368-3(a) on or with the U.S. federal income Tax Returns of the Company and SportsMap for the taxable year that includes the Merger) and retain such information as shall be required under Treasury Regulations Section 1.368-3, (ii) to take no position inconsistent with the Intended Tax Treatment (whether in audits, Tax Returns or otherwise), in the case of each of clauses (i) and (ii), unless otherwise required by a Governmental Entity as a result of a “determination” within the meaning of Section 1313(a) of the Code, (iii) to use commercially reasonable efforts to cause the Merger to qualify for the Intended Tax Treatment (including if SportsMap and the Company mutually determine in good faith that the Merger is not reasonably expected to qualify for the Intended Tax Treatment, using commercially reasonable efforts to restructure the transactions contemplated hereby in a manner that is reasonably expected to cause the Merger to so qualify), (iv) not to take any action or knowingly fail to take any action where such action or failure to act would reasonably be expected to prevent or impede the Merger from qualifying for the Intended Tax Treatment, and (v) to reasonably cooperate in good faith with each other and their respective counsel to document and support the Intended Tax Treatment by taking the actions described in Section 5.5(a) of the Company Disclosure Schedules. Each Party shall use reasonable best efforts to promptly notify the other Party in writing if, before the Closing Date, such Party knows or has reason to believe that the Merger may not qualify for the Intended Tax Treatment.
(b)   Tax Matters Cooperation.   Each of the Parties shall (and shall cause their respective Affiliates to) cooperate fully, as and to the extent reasonably requested by another Party, in connection with the filing of relevant Tax Returns, and any audit or Tax proceeding. Such cooperation shall include the retention and (upon the other Party’s request) the provision (with the right to make copies) of records and information reasonably relevant to any Tax proceeding or audit, making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.
Section 5.6.    Exclusive Dealing.
(a)   From the date of this Agreement until the earlier of the Closing or the termination of this Agreement in accordance with its terms, the Company shall not, and shall cause its Representatives not to, directly or indirectly: (i) solicit, initiate, knowingly encourage (including by means of furnishing or disclosing information), knowingly facilitate, discuss or negotiate, directly or indirectly, any inquiry, proposal or offer (written or oral) with respect to a Company Acquisition Proposal; (ii) furnish or disclose any non-public information to any Person in connection with, or that could reasonably be expected to lead to, a Company Acquisition Proposal; (iii) enter into any Contract or other arrangement or understanding regarding a Company Acquisition Proposal; (iv) make any filings with the SEC in connection with a public offering of any Equity Securities or other securities of the Company (or any Affiliate or successor of the Company); or (v) otherwise cooperate in any way with, or assist or participate in, or knowingly facilitate or encourage any effort or attempt by any Person (other than the SportsMap Parties) to do, or seek to do, any of the foregoing. The Company agrees to (A) notify SportsMap promptly upon receipt of any Company Acquisition Proposal by the Company, and to describe the material terms and conditions of any such Company Acquisition Proposal in reasonable detail (including the identity of the Persons making such Company Acquisition Proposal) and (B) keep SportsMap reasonably informed on a current basis of any modifications to such offer or information.
(b)   From the date of this Agreement until the earlier of the Closing or the termination of this Agreement in accordance with its terms, the SportsMap Parties shall not, and each of them shall cause their Representatives not to, directly or indirectly: (i) solicit, initiate, knowingly encourage (including by means of furnishing or disclosing information), knowingly facilitate, discuss or negotiate, directly or indirectly, any inquiry, proposal or offer (written or oral) with respect to a SportsMap Acquisition Proposal; (ii) furnish or disclose any non-public information to any Person in connection with, or that could reasonably be expected to lead to, a SportsMap Acquisition Proposal; (iii) enter into any Contract or other arrangement or understanding regarding a SportsMap Acquisition Proposal; or (iv) otherwise cooperate in any way with, or assist or participate in, or knowingly facilitate or encourage any effort or attempt by any Person (other than the Company) to do, or seek to do, any of the foregoing. SportsMap agrees to (A) notify the Company promptly upon receipt of any SportsMap Acquisition Proposal by any SportsMap Party, and to describe the material terms and conditions of any such SportsMap Acquisition Proposal in reasonable detail (including the identity of any person or entity making such SportsMap Acquisition Proposal) and (B) keep the Company reasonably informed on a current basis of any modifications to such offer or information.
For the avoidance of doubt, it is understood and agreed that the covenants and agreements contained in this Section 5.6 shall not prohibit the Company, any SportsMap Party or any of their respective Representatives from taking any actions in the ordinary course that are not otherwise in violation of this Section 5.6 (such as answering phone calls) or informing any Person inquiring about a possible Company Acquisition Proposal or SportsMap Acquisition Proposal, as applicable, or the existence of the covenants and agreements contained in this Section 5.6, including with respect to, and as may be necessary and incidental to, the PIPE Financing.

Section 5.7.   Preparation of Proxy Statement.
(a)   As promptly as reasonably practicable following the date of this Agreement, SportsMap and the Company shall prepare, and, following delivery of the Closing Company Financial Statements to SportsMap pursuant to Section 5.18(a), SportsMap shall file with the SEC, a preliminary proxy statement (as amended or supplemented from time to time, the “Proxy Statement”) for purposes of soliciting the approval by the Pre-Closing SportsMap Stockholders of each of the Transaction Proposals and other matters reasonably related to the Transaction Proposals, all in accordance with and as required by SportsMap’s Governing Documents, applicable Law, and any applicable rules and regulations of the SEC and Nasdaq. The Proxy Statement and any other SEC filings shall be in form mutually agreed (such agreement not to be unreasonably withheld, conditioned or delayed by either of SportsMap or the Company, as applicable) by SportsMap and the Company. Each of SportsMap and the Company shall use its reasonable best efforts to cause the Proxy Statement to comply with the rules and regulations promulgated by the SEC, and to have the SEC confirm, orally or in writing, as promptly as practicable after filing the Proxy Statement, that it does not have any further comments (or that it does not intend to review) the Proxy Statement (“SEC Clearance”). The Company and its legal counsel shall be given reasonable opportunity to review and comment on the Proxy Statement, including all amendments and supplements thereto, prior to the filing thereof with the SEC, and on the response to any comments of the SEC prior to the filing thereof with the SEC. SportsMap, on the one hand, and the Company, on the other hand, shall promptly furnish, or cause to be furnished, to the other all information concerning such Party and its Representatives that may be required or reasonably requested in connection with any action contemplated by this Section 5.7 or for inclusion in any other statement, filing, notice or application made by or on behalf of SportsMap to the SEC or Nasdaq in connection with the transactions contemplated by this Agreement or the Ancillary Documents. Promptly after the Proxy Statement has been cleared by the SEC, SportsMap will cause the Proxy Statement (substantially in the form last filed or cleared following SEC Clearance) to be filed with the SEC in definitive form and then mailed to stockholders of SportsMap.
(b)   Each of the Company and SportsMap shall promptly provide the other party with copies of any written comments, and shall inform such other parties of any oral comments, that SportsMap receives from the SEC or its staff with respect to the Proxy Statement after the receipt of such comments. Each of SportsMap and the Company shall cooperate and mutually agree upon (such agreement not to be unreasonably withheld, conditioned or delayed by either of SportsMap or the Company, as applicable), any response to comments of the SEC or its staff with respect to the Proxy Statement and any amendment to the Proxy Statement filed in response thereto. If any Party becomes aware that any information contained in the Proxy Statement shall have become false or misleading in any material respect or that the Proxy Statement is required to be amended in order to comply with applicable Law, then (i) such Party shall promptly inform, in the case of any SportsMap Party, the Company, or, in the case of the Company, SportsMap, thereof; (ii) such Party shall cooperate and mutually agree upon with, in the case of SportsMap, the Company, or, in the case of the Company, SportsMap (in either case, such agreement not to be unreasonably withheld, conditioned or delayed by either of SportsMap or the Company, as applicable), an amendment or supplement to the Proxy Statement; (iii) SportsMap shall file such mutually agreed upon amendment or supplement with the SEC; and (iv) the Parties shall reasonably cooperate, if appropriate, in mailing such amendment or supplement to the Pre-Closing SportsMap Stockholders. Each of the Parties shall use reasonable best efforts to ensure that none of the information related to him, her or it or any of his, her or its Representatives, supplied by or on his, her or its behalf for inclusion or incorporation by reference in the Proxy Statement will, at the time the definitive Proxy Statement is filed with the SEC, and at each time at which it is amended, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.
Section 5.8.    SportsMap Stockholder Approval.   Prior to the filing of a definitive Proxy Statement with the SEC, SportsMap shall establish a record date for a meeting of its stockholders (the “SportsMap Stockholders Meeting”) in accordance with the Governing Documents of SportsMap, for the purposes of obtaining the SportsMap Stockholder Approval and, if applicable, any approvals related thereto and providing its applicable stockholders with the opportunity to elect to effect a SportsMap Stockholder Redemption. As promptly as reasonably practicable following the time at which the Proxy Statement is filed in definitive form (and in any event within three (3) Business Days after such date), SportsMap shall (i) duly give notice of and duly convene and hold the SportsMap Stockholders Meeting, (ii) cause the Proxy Statement to be disseminated to the Pre-Closing SportsMap Stockholders in compliance with applicable Law and (iii) solicit proxies from the Pre-Closing SportsMap Stockholders to vote in favor of each of the Transaction Proposals. Subject to the further provisions of this Section 5.8, (iv) SportsMap shall, through the SportsMap Board, recommend to its stockholders (the “SportsMap Board Recommendation”), (A) the adoption and approval of this Agreement and the transactions contemplated hereby (including the Merger) (the “Business Combination Proposal”); (B) the adoption and approval of the Post-Closing SportsMap Certificate of Incorporation (the “Required Governing Document Proposal”); (C) the adoption and approval of the SportsMap Equity Incentive Plan (the “Equity Plan Proposal”); (D) the adoption and approval of each other proposal that either the SEC or Nasdaq (or the respective staff members thereof) indicates is necessary in its comments to the Proxy Statement or in correspondence related thereto; (E) the adoption and approval of each other proposal reasonably agreed to by SportsMap and the Company as necessary or appropriate in connection with the consummation of the transactions contemplated by this Agreement or the Ancillary Documents; and (F) the adoption and approval of a proposal for the postponement or adjournment of the SportsMap Stockholders Meeting, if necessary, to permit further solicitation of proxies because there are not sufficient votes to approve and adopt any of the foregoing (such proposals in clauses (A) through (F), collectively, the “Transaction Proposals”), and (v) SportsMap shall include such recommendation contemplated by clause (iv) in the Proxy Statement. Notwithstanding the foregoing or anything to the contrary herein, SportsMap may postpone or adjourn the SportsMap Stockholders Meeting (1) to solicit additional proxies for the purpose of obtaining the SportsMap Stockholder Approval, (2) for the absence of a quorum, (3) to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosures that SportsMap has determined, based on the advice of outside legal counsel, is reasonably likely to be required under applicable Law and for such supplemental or amended disclosure to be disseminated and reviewed by the Pre-Closing SportsMap Stockholders prior to the SportsMap Stockholders Meeting or (4) if the holders of SportsMap Common Stock have elected to redeem a number of shares of SportsMap Common Stock as of such time that would reasonably be expected to result in the condition set forth in Section 6.3(c) not being satisfied; provided that, without the consent of the Company, in no event shall SportsMap adjourn the SportsMap Stockholders Meeting for more than fifteen (15) Business Days later than the most recently adjourned meeting or to a date that is beyond the Termination Date. Upon request by the Company, SportsMap, acting through the SportsMap Board (or a committee thereof), will postpone or adjourn the SportsMap Stockholders Meeting one (1) or more times until the date on which SportsMap has received proxies and votes representing a sufficient number of shares to obtain the SportsMap Stockholder Approval.
Section 5.9.   Conduct of Business of SportsMap.
(a)   From and after the date of this Agreement until the earlier of the Closing or the termination of this Agreement in accordance with its terms, SportsMap shall, except as expressly contemplated by this Agreement or any Ancillary Document, as required by applicable Law (including COVID-19 Measures), as set forth on Section 5.9 of the SportsMap Disclosure Schedules, or as consented to in writing by the Company (which consent shall not be unreasonably conditioned, withheld, delayed or denied), use commercially reasonable efforts to (i) operate the business of SportsMap in the ordinary course in all material respects and (ii) maintain and preserve intact the business organization, assets, properties and business relations of SportsMap in all material respects.
(b)   From and after the date of this Agreement until the earlier of the Closing or the termination of this Agreement in accordance with its terms, SportsMap shall not, and shall cause its Subsidiaries not to, as applicable, except as expressly contemplated by this Agreement or any Ancillary Document (including, for the avoidance of doubt, in connection with any PIPE Financing), as required by applicable Law, as set forth on Section 5.9 of the SportsMap Disclosure Schedules or as consented to in writing by the Company (which consent shall not be unreasonably conditioned, withheld, delayed or denied), do any of the following:
(i)   adopt any amendments, supplements, restatements or modifications to the Trust Agreement or the Governing Documents of any SportsMap Party;
(ii)   declare, set aside, make or pay a dividend on, or make any other distribution or payment in respect of, its Equity Securities, or repurchase, redeem or otherwise acquire, or offer to repurchase,

redeem or otherwise acquire, any of its outstanding Equity Securities, other than, for the avoidance of doubt, for the SportsMap Stockholder Redemption;
(iii)   split, combine or reclassify any of its capital stock or other Equity Securities or issue any other security in respect of, in lieu of or in substitution for shares of its capital stock;
(iv)   incur, create or assume any Indebtedness;
(v)   make any loans or advances to, or capital contributions in, any other Person, other than to, or in, SportsMap or any of its Subsidiaries;
(vi)   issue any Equity Securities or grant any additional options, warrants or stock appreciation rights with respect to its Equity Securities, other than the issuance of SportsMap Common Stock in connection with the exercise of any SportsMap Warrant outstanding as of the date of this Agreement;
(vii)   (A) amend, modify or renew any SportsMap Related-Party Transaction, other than (1) the entry into any Contract with a SportsMap Related Party with respect to the incurrence of Indebtedness permitted by Section 5.9(b)(iv) or (2) for the avoidance of doubt, any expiration or automatic extension or renewal of any Contract pursuant to its terms, or (B) enter into any Contract that would constitute a SportsMap Related-Party Transaction;
(viii)   engage in any activities or business, or incur any material SportsMap Liabilities, other than any activities, businesses or SportsMap Liabilities that are either permitted under this Section 5.9 (including, for the avoidance of doubt, any activities, businesses or SportsMap Liabilities contemplated by, incurred in connection with or that are otherwise incidental or attendant to this Agreement or any Ancillary Document, the performance of any covenants or agreements hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby) or in accordance with this Section 5.9;
(ix)   authorize, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation or dissolution;
(x)   enter into any Contract with any broker, finder, investment banker, advisor or other Person under which such Person is or will be entitled to any brokerage fee, finders’ fee or other commission or fees in connection with the transactions contemplated by this Agreement;
(xi)   make, change or revoke any material Tax election, amend any Tax Return, change any material method of accounting, enter into any closing agreement with respect to material Taxes, settle any material Tax claim or assessment, affirmatively surrender any right to claim a refund of material Taxes, or consent to any extension or waiver of the limitation period applicable to any material Tax claim or assessment (other than any such extension of time to file Tax Returns that is obtained in the ordinary course of business);
(xii)   grant or establish any form of compensation or benefits to any current or former employee, officer, director or individual independent contractor or other consultant of SportsMap; or
(xiii)   enter into any Contract to take, or cause to be taken, any of the actions set forth in this Section 5.9.
Notwithstanding anything in this Section 5.9 or this Agreement to the contrary, nothing set forth in this Agreement shall give the Company, directly or indirectly, the right to control or direct the operations of any SportsMap Party.
Section 5.10.   Nasdaq Listing.   SportsMap shall satisfy all applicable initial and continuing listing requirements of Nasdaq, and shall use its reasonable best efforts to (a) remain listed as a public company on Nasdaq from the date hereof through the Closing and (b) cause the shares of SportsMap Common Stock issuable in accordance with this Agreement to be approved for listing on a National Exchange, in each case as promptly as reasonably practicable after the date of this Agreement, and in any event prior to the Effective Time. The Company shall, and shall cause its Representatives to, reasonably cooperate with SportsMap and its Representatives in connection with the foregoing.

Section 5.11.   Trust Account.   Upon satisfaction or, to the extent permitted by applicable Law, waiver of the conditions set forth in Article 6 and provision of notice thereof to the Trustee, (a) at the Closing, SportsMap shall (i) cause the documents, certificates and notices required to be delivered to the Trustee pursuant to the Trust Agreement to be so delivered, and (ii) make all appropriate arrangements to cause the Trustee to (A) pay as and when due all amounts, if any, payable to the Public Stockholders pursuant to the SportsMap Stockholder Redemption, (B) pay the amounts due to the underwriters of SportsMap’s initial public offering for their deferred underwriting commissions as set forth in the Trust Agreement and (C) immediately thereafter, pay all remaining amounts then available in the Trust Account to SportsMap in accordance with the Trust Agreement, and (b) thereafter, the Trust Account shall terminate, except as otherwise provided therein.
Section 5.12.   SportsMap Indemnification; Directors’ and Officers’ Insurance.
(a)   Each Party agrees that (i) all rights to indemnification or exculpation now existing in favor of the directors and officers of each SportsMap Party, as provided in the applicable SportsMap Party’s Governing Documents or otherwise in effect as of immediately prior to the Effective Time, in either case, solely with respect to any matters occurring on or prior to the Effective Time, shall survive the transactions contemplated by this Agreement and shall continue in full force and effect from and after the Effective Time for a period of six (6) years and (ii) SportsMap will perform and discharge, or cause to be performed and discharged, all obligations to provide such indemnity and exculpation during such six (6)-year period. To the maximum extent permitted by applicable Law, during such six (6)-year period, SportsMap shall advance, or caused to be advanced, expenses in connection with such indemnification as provided in the applicable SportsMap Party’s Governing Documents or other applicable agreements as in effect immediately prior to the Effective Time. The indemnification and liability limitation or exculpation provisions of the SportsMap Parties’ Governing Documents shall not, during such six (6)-year period, be amended, repealed or otherwise modified following the Effective Time in any manner that would materially and adversely affect the rights thereunder of individuals who, as of immediately prior to the Effective Time, or at any time prior to such time, were directors or officers of any SportsMap Party (the “SportsMap D&O Persons”) entitled to be so indemnified, have their liability limited or be exculpated with respect to any matters occurring on or prior to the Effective Time and relating to the fact that such SportsMap D&O Person was a director or officer of any SportsMap Party on or prior to the Effective Time, unless such amendment, repeal or other modification is required by applicable Law.
(b)   SportsMap shall not have any obligation under this Section 5.12 to any SportsMap D&O Person when and if a court of competent jurisdiction shall ultimately determine (and such determination shall have become final and non-appealable) that the indemnification of such SportsMap D&O Person in the manner contemplated hereby is prohibited by applicable Law.
(c)   For a period of six (6) years following the Effective Time, SportsMap shall maintain, without any lapses in coverage, directors’ and officers’ liability insurance for the benefit of those Persons who are covered by any comparable insurance policies of the SportsMap Parties in effect as of the date of this Agreement with respect to wrongful acts allegedly occurring on or prior to the Effective Time. Such insurance policies shall provide coverage on terms (with respect to coverage and amount) that are substantially the same as (and no less favorable in the aggregate to the Persons covered thereby than) the coverage provided under SportsMap’s directors’ and officers’ liability insurance policies in effect as of the date of this Agreement; provided that the premium to be paid under this Section 5.12(c) for such “tail” insurance policies shall not exceed three hundred percent (300%) of the full premium paid by SportsMap prior to the date of this Agreement and the premium for such “tail” insurance policies shall be paid by the Company.
(d)   If SportsMap or any of its successors or assigns (i) shall merge or consolidate with or merge into any other corporation or entity and shall not be the surviving or continuing corporation or entity of such consolidation or merger or (ii) shall transfer all or substantially all of their respective properties and assets as an entity in one or a series of related transactions to any Person, then in each such case, proper provisions shall be made so that the successors or assigns of SportsMap shall assume all of the obligations set forth in this Section 5.12.
(e)   The Persons entitled to the indemnification, liability limitation, exculpation or insurance coverage set forth in this Section 5.12 are intended to be third-party beneficiaries of this Section 5.12. This Section 5.12 shall survive the consummation of the transactions contemplated by this Agreement and shall be binding on all successors and assigns of SportsMap.

Section 5.13.   Company Indemnification; Directors’ and Officers’ Insurance.
(a)   Each Party agrees that (i) all rights to indemnification or exculpation now existing in favor of the directors and officers of the Company and each of its Subsidiaries, as provided in the Company’s or such Subsidiaries’ Governing Documents or otherwise in effect as of immediately prior to the Effective Time, in either case, solely with respect to any matters occurring on or prior to the Effective Time, shall survive the transactions contemplated by this Agreement and shall continue in full force and effect from and after the Effective Time for a period of six (6) years and (ii) SportsMap will cause the Company and such Subsidiaries to perform and discharge all obligations to provide such indemnity and exculpation during such six (6)‑year period. To the maximum extent permitted by applicable Law, during such six (6)-year period, SportsMap shall cause the Company and such Subsidiaries to advance expenses in connection with such indemnification as provided in the Company’s or such Subsidiaries’ Governing Documents or other applicable agreements in effect as of immediately prior to the Effective Time. The indemnification and liability limitation or exculpation provisions of the Company’s or such Subsidiaries’ Governing Documents shall not, during such six (6)-year period, be amended, repealed or otherwise modified following the Effective Time in any manner that would materially and adversely affect the rights thereunder of individuals who, as of the Effective Time or at any time prior to the Effective Time, were directors or officers of the Company or such Subsidiaries (the “Company D&O Persons”) entitled to be so indemnified, have their liability limited or be exculpated with respect to any matters occurring prior to Closing and relating to the fact that such Company D&O Person was a director or officer of the Company or such Subsidiaries on or prior to the Effective Time, unless such amendment, repeal or other modification is required by applicable Law.
(b)   None of SportsMap or the Company shall have any obligation under this Section 5.13 to any Company D&O Person when and if a court of competent jurisdiction shall ultimately determine (and such determination shall have become final and non-appealable) that the indemnification of such Company D&O Person in the manner contemplated hereby is prohibited by applicable Law.
(c)   The Company shall, as promptly as practicable from the date hereof, in consultation with SportsMap, and with SportsMap’s reasonable cooperation and assistance, obtain customary directors’ and officers’ liability insurance coverage for the benefit of the Company, its Subsidiaries and their directors and officers (the “D&O Policy”), to be effective on the Closing Date. The Company shall purchase, at or prior to the Closing, and shall maintain, or cause to be maintained, in effect for a period of six (6) years following the Effective Time, without lapses in coverage, a “tail” policy or policies providing directors’ and officers’ liability insurance coverage for the benefit of those Persons covered by the Company’s and its Subsidiaries’ directors’ and officers’ liability insurance policies in effect as of the date of this Agreement with respect to wrongful acts allegedly occurring on or prior to the Effective Time. Such “tail” policy shall provide coverage on terms (with respect to coverage and amount) that are substantially the same as (and no less favorable in the aggregate to the Persons covered thereby) the coverage provided under the Company’s and its Subsidiaries’ directors’ and officers’ liability insurance policies in effect as of the date of this Agreement; provided that the premium for such “tail” insurance policies to be paid under this Section 5.13(c) shall not exceed three hundred percent (300%) of the full premium paid by the Company and its Subsidiaries prior to the date of this Agreement and the premium for such “tail” insurance policies shall be paid by the Company.
(d)   If SportsMap or any of its successors or assigns (i) shall merge or consolidate with or merge into any other corporation or entity and shall not be the surviving or continuing corporation or entity of such consolidation or merger or (ii) shall transfer all or substantially all of their respective properties and assets as an entity in one or a series of related transactions to any Person, then in each such case, proper provisions shall be made so that the successors or assigns of SportsMap shall assume all of the obligations set forth in this Section 5.13.
(e)   The Persons entitled to the indemnification, liability limitation, exculpation or insurance coverage set forth in this Section 5.13 are intended to be third-party beneficiaries of this Section 5.13. This Section 5.13 shall survive the consummation of the transactions contemplated by this Agreement and shall be binding on all successors and assigns of SportsMap.
Section 5.14.   SportsMap Public Filings.   From the date hereof through the Effective Time, SportsMap will keep current and timely file all reports required to be filed or furnished with the SEC and otherwise comply in all material respects with its reporting obligations under applicable Securities Laws; provided that the Company has (i) notified SportsMap about any information, action or event involving the Company that would trigger any such filing or reporting obligations and (ii) provided any information or statements in a reasonably timely manner as reasonably requested by SportsMap to be included in any such reports or otherwise required to comply with SportsMap’s reporting obligations under applicable Securities Laws.
Section 5.15.   Section 16 Matters.   Prior to the Effective Time, each of the Company and SportsMap shall take all such steps as may be required (to the extent permitted under applicable Law) to cause any dispositions of shares of Company Common Stock or acquisitions of shares of SportsMap Common Stock (including, in each case, securities deliverable upon exercise, vesting or settlement of any derivative securities) resulting from the transactions contemplated hereby by each individual who may become subject to the reporting requirements of Section 16(a) of the Exchange Act in connection with the transactions contemplated hereby to be exempt under Rule B-3 promulgated under the Exchange Act.
Section 5.16.   Cooperation; Consultation.
(a)   Prior to Closing, each of the Company and SportsMap shall, and each of them shall cause its respective Subsidiaries (as applicable) and its and their officers, directors, managers, employees, consultants, counsel, accounts, agents and other representatives to, reasonably cooperate in a timely manner in connection with any financing arrangement the parties mutually agree to seek in connection with the transactions contemplated by this Agreement (it being understood and agreed that the consummation of any such financing by the Company or SportsMap shall be subject to the parties’ mutual agreement), including (if mutually agreed by the parties) (i) by providing such information and assistance as the other party may reasonably request (including the Company providing such financial statements and other financial data relating to the Company and its Subsidiaries as would be required if SportsMap were filing a general form for registration of securities under Form 10 following the consummation of the transactions contemplated hereby and a registration statement on Form S-1 for the resale of the securities issued in any PIPE Financing, as applicable, following the consummation of the transactions contemplated hereby), (ii) granting such access to the other party and its representatives as may be reasonably necessary for their due diligence, and (iii) participating in a reasonable number of meetings, presentations, road shows, drafting sessions, due diligence sessions with respect to such financing efforts (including direct contact between senior management and other representatives of the Company and its Subsidiaries at reasonable times and locations). All such cooperation, assistance and access shall be granted during normal business hours and shall be granted under conditions that shall not unreasonably interfere with the business and operations of the Company, SportsMap or their respective auditors.
(b)   From the date of the announcement of this Agreement or the transactions contemplated hereby (pursuant to any applicable public communication made in compliance with Section 5.4(b)), until the Closing Date, SportsMap shall use its reasonable best efforts to, and shall instruct its financial advisors to, keep the Company and its financial advisors reasonably informed with respect to any PIPE Financing during such period, including by (i) providing regular updates and (ii) consulting and cooperating with, and considering in good faith any reasonable feedback from, the Company or its financial advisors with respect to such matters; provided that, except as otherwise set forth in Section 5.16(b) of the SportsMap Disclosure Schedule, each of SportsMap and the Company acknowledges and agrees that none of their respective financial advisors (whether currently engaged or engaged in the future) shall be entitled to any fees with respect to any PIPE Financing unless otherwise mutually agreed by the Company and SportsMap in writing.
Section 5.17.   Post-Closing Directors and Officers.
(a)   Subject to the terms of SportsMap’s Governing Documents, SportsMap shall take all such action within its power as may be necessary or appropriate such that immediately following the Effective Time:
(i)   the SportsMap Board shall consist of (A) three (3) directors selected by the Company and (B) two (2) directors selected by the officers of SportsMap; and
(ii)   the SportsMap Board shall have a number of “independent” directors as mutually agreed between the Company and SportsMap and which is sufficient for compliance with applicable regulations of the applicable National Exchange and applicable Law, each of whom shall serve in such capacity in accordance with the terms of SportsMap’s Governing Documents following the Effective Time.

(b)   The individuals identified on Section 5.17 of the Company Disclosure Schedules shall be the officers of SportsMap immediately after the Effective Time, with each such individual holding the title set forth opposite his or her name. In the event that any such individual identified on Section 5.17 of the Company Disclosure Schedules is unwilling or unable (whether due to death, disability or otherwise) to serve as an officer of SportsMap then, prior to the time at which the Proxy Statement is filed in definitive form, the Company may (in consultation with SportsMap) replace such individual with another individual to serve as such officer of SportsMap and, in such case, Section 5.17 of the Company Disclosure Schedules shall automatically be deemed amended to include such replacement individual as an officer of SportsMap in lieu of, and to serve with the same title as, the individual so replaced.
Section 5.18.   Required Financials.
(a)   The Company shall deliver to SportsMap, as promptly as reasonably practicable following the date of this Agreement, the Closing Company Financial Statements, as applicable. The Closing Company Financial Statements (i) will be prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated (except, in the case of any audited financial statements, as may be specifically indicated in the notes thereto and subject, in the case of any unaudited financial statements, to normal year-end audit adjustments (none of which is expected to be, individually or in the aggregate, material) and the absence of notes thereto), (ii) will fairly present in all material respects the financial position, results of operation, stockholders’ equity and cash flows of the Company as at the date thereof and for the period indicated therein, (iii) will be prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated (except, in the case of any audited financial statements, as may be specifically indicated in the notes thereto and subject, in the case of any unaudited financial statements, to normal year-end audit adjustments (none of which is expected to be, individually or in the aggregate, material) and the absence of notes thereto), (iv) in the case of any audited financial statements, will be audited in accordance with the standards of the PCAOB and will contain an unqualified report of the Company’s auditor, and (v) will comply in all material respects with the applicable accounting requirements and with the rules and regulations of the SEC, the Exchange Act and the Securities Act in effect as of the respective dates of delivery (including Regulation S-X or Regulation S-K, as applicable).
(b)   In the event the Closing Company Financial Statements go stale prior to the Closing Date under the Securities Laws, the Company shall use commercially reasonable efforts to deliver as promptly as practicable such further historical financial statements of the Company that would be required to be included in the Proxy Statement and any other filings to be made by SportsMap with the SEC in connection with the transactions contemplated by this Agreement or any Ancillary Document.
(c)   The Company shall use commercially reasonable efforts to (i) assist, upon advance written notice, during normal business hours and in a manner such as to not unreasonably interfere with the normal operation of the Company and its Subsidiaries, SportsMap in causing to be prepared in a timely manner any other financial information or statements (including customary pro forma financial statements) that are required to be included in the Proxy Statement and any other filings to be made by SportsMap with the SEC in connection with the transactions contemplated by this Agreement or any Ancillary Document and (ii) obtain the consents of its auditors with respect thereto as may be required by applicable Law or requested by the SEC.
Section 5.19.   SportsMap Equity Plan.   Prior to the Closing Date, the SportsMap Board shall approve and adopt an equity incentive plan (the “SportsMap Equity Incentive Plan”), substantially in the form attached hereto as Exhibit E. Within two (2) Business Days following the expiration of the 60-day period following the date on which SportsMap has filed current Form 10 information with the SEC reflecting its status as an entity that is not a shell company (or such longer period as may be required by rule or regulation of the SEC), SportsMap shall file an effective registration statement on Form S-8 (or other applicable form) with respect to the SportsMap Common Stock issuable under the SportsMap Equity Incentive Plan and the SportsMap Common Stock issuable upon exercise of the Exchanged Options, and SportsMap shall use commercially reasonable efforts to maintain the effectiveness of such registration statement(s) (and maintain the current status of the prospectus or prospectuses contained therein) for so long as awards granted pursuant to the SportsMap Equity Incentive Plan and the Exchanged Options remain outstanding.

Section 5.20.   FIRPTA Certificates.   At or prior to the Closing, the Company shall deliver, or cause to be delivered, to SportsMap a certificate, duly executed by the Company, complying with Treasury Regulations Section 1.1445-2(c)(3), together with evidence that the Company has provided notice to the Internal Revenue Service in accordance with the provisions of Treasury Regulations Section 1.897-2(h)(2), in each case, in a form and substance reasonably acceptable to SportsMap.
Section 5.21.   Company Related-Party Transactions.   The Company shall take, or cause to be taken, all actions necessary or advisable to terminate at or prior to the Closing all Company Related-Party Transactions (other than those set forth on Section 5.21 of the Company Disclosure Schedules) without any further obligations or Liabilities to the Company or any of its Affiliates (including, from and after the Effective Time, SportsMap and its Affiliates). On or prior to the Closing, each of the Company Stockholders and the Company shall, and shall cause their respective Affiliates to, repay or cause to be repaid in full, or otherwise satisfy and settle, all Indebtedness, receivables, payables and other similar arrangements between the Company, on the one hand, and any Company Stockholder or any of its Affiliates, on the other hand, in each case, other than those set forth on Section 5.21 of the Company Disclosure Schedules.
Section 5.22.   Company Employment Agreements.   The Company will negotiate in good faith with each of the Key Company Personnel to enter into, and will enter into, on or prior to the Closing Date, employment agreements, in form and substance mutually agreed upon by SportsMap and the Company (the “Company Employment Agreements”).
Section 5.23.   Section 280G Payments.
(a)   If the Closing of the Merger will result in a “change of control or ownership” (within the meaning of Section 280G of the Code and the Treasury Regulations thereunder) of the Company then, as promptly as reasonably practicable following the date of this Agreement, but no later than ten (10) Business Days prior to the Closing Date, the Company shall deliver to SportsMap estimated calculations for any Person who is a “disqualified individual” (within the meaning of Section 280G of the Code and the Treasury Regulations thereunder) and may receive any payment(s) or benefit(s) that could constitute parachute payments under Section 280G of the Code in connection with the Transactions, which calculations shall be subject to the reasonable review of SportsMap.
(b)   To the extent pursuant to the calculations described in Section 5.23(a), any Person is expected to receive payments or other benefits that, separately or in the aggregate, would be otherwise constitute “parachute payments” within the meaning of Section 280G of the Code and the Treasury Regulations promulgated thereunder (the “280G Payments”), as determined pursuant to the calculations described in Section 5.23(a), the Company shall submit the 280G Payments to its stockholders, for approval prior to the Closing (in a manner and with a disclosure document reasonably satisfactory to SportsMap) by a vote of stockholders as is required pursuant to Section 280G(b)(5)(B) of the Code and the Treasury Regulations promulgated thereunder (the “280G Stockholder Vote”), such that, if the 280G Stockholder Vote is received approving the 280G Payments, the 280G Payments shall not cause there to be “excess parachute payments” under Section 280G of the Code and the Treasury Regulations promulgated thereunder. Prior to the 280G Stockholder Vote, the Company shall use commercially reasonable efforts to obtain, from each person whom the Company reasonably believes to constitute, with respect to the SportsMap, a “disqualified individual” (as defined in Section 280G of the Code and the Treasury Regulations thereunder) and who would otherwise receive or have the right or entitlement to receive a 280G Payment, a written waiver (in form and substance reasonably satisfactory to SportsMap) pursuant to which such person agrees to waive any and all right or entitlement to such 280G Payments to the extent such payment would cause any payment not to be deductible pursuant to Section 280G of the Code. The Company shall provide to SportsMap any materials to be distributed to stockholders pursuant to this Section 5.23(b) within a reasonable period of time prior to distribution to such stockholders and such materials shall be subject to the prior review of and comment by SportsMap (such review and comment not to be unreasonably withheld, conditioned or delayed). Prior to the Closing Date, the Company shall deliver to SportMap written certification that either (a) the 280G Stockholder Vote was solicited and the stockholder approval was obtained with respect to any 280G Payments that were subject to the 280G Stockholder Vote, or (b) the Stockholder approval of any 280G Payments was not obtained and as a consequence, such 280G Payments shall not be made or provided to any affected individual.

ARTICLE 6.
CONDITIONS TO CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT
Section 6.1.   Conditions to the Obligations of the Parties.   The obligations of the Parties to consummate the transactions contemplated by this Agreement are subject to the satisfaction or, if permitted by applicable Law, waiver by the Party for whose benefit such condition exists of the following conditions:
(a)   no Order or Law entered, issued, enacted or promulgated by any court of competent jurisdiction or other Governmental Entity, or other legal restraint or prohibition, preventing, making unlawful, restraining or prohibiting the consummation of the Transactions shall be in effect;
(b)   the Proxy Statement shall have received SEC Clearance;
(c)   the SportsMap New Common Stock shall have been approved for listing on a National Exchange;
(d)   the Required SportsMap Stockholder Approval shall have been obtained; and
(e)   after giving effect to the transactions contemplated hereby (including any PIPE Financing), SportsMap shall have at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) immediately after the Effective Time.
Section 6.2.   Other Conditions to the Obligations of the SportsMap Parties.   The obligations of the SportsMap Parties to consummate the transactions contemplated by this Agreement are subject to the satisfaction or, if permitted by applicable Law, waiver by SportsMap (on behalf of itself and the other SportsMap Parties) of the following further conditions:
(a)   (i) the Company Fundamental Representations (other than the representations and warranties set forth in Section 3.3(a) and Section 3.10(a)) shall be true and correct (without giving effect to any limitation as to “materiality” or “Company Material Adverse Effect” or any similar limitation set forth herein) in all material respects as of the Closing Date, as though made on and as of the Closing Date (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date), (ii) the representations and warranties set forth in Section 3.3(a) shall be true and correct in all respects (except for de minimis inaccuracies) as of the Closing Date, as though made on and as of the Closing Date (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty shall be true and correct in all respects (except for de minimis inaccuracies) as of such earlier date), (iii) the representations and warranties set forth in Section 3.10(a) shall be true and correct in all respects as of the Closing Date, as though made on and as of the Closing Date (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty shall be true and correct in all respects as of such earlier date), provided, however, that this clause (iii) shall be deemed to be satisfied if no Company Material Adverse Effect is continuing; and (iv) the representations and warranties of the of the Company set forth in Article 3 (other than the Company Fundamental Representations) shall be true and correct (without giving effect to any limitation as to “materiality” or “Company Material Adverse Effect” or any similar limitation set forth herein) in all respects as of the Closing Date, as though made on and as of the Closing Date (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty shall be true and correct in all respects as of such earlier date), except where the failure of such representations and warranties to be true and correct, taken as a whole, does not cause a Company Material Adverse Effect;
(b)   the Company shall have performed and complied in all material respects with the covenants and agreements required to be performed or complied with by the Company under this Agreement at or prior to the Closing;
(c)   since the date of this Agreement, no Company Material Adverse Effect shall have occurred;
(d)   the Company Note Conversion shall have occurred

(e)   the Company shall have executed and delivered, and caused the other parties thereto to execute and deliver, those agreements set forth on Section 6.2(e) of the Company Disclosure Schedule; and
(f)   at or prior to the Closing, the Company shall have delivered, or caused to be delivered, to SportsMap the following documents:
(i)   a certificate duly executed by an authorized officer of the Company, dated as of the Closing Date, to the effect that the conditions specified in Section 6.2(a), Section 6.2(b) and Section 6.2(c) are satisfied, in a form and substance reasonably satisfactory to SportsMap;
(ii)   the Registration Rights Agreement duly executed by each of the Company Stockholders; and
(iii)   a Lock-Up Agreement duly executed by each of the Company Stockholders.
Section 6.3.   Other Conditions to the Obligations of the Company.   The obligations of the Company to consummate the transactions contemplated by this Agreement are subject to the satisfaction or, if permitted by applicable Law, waiver by the Company of the following further conditions:
(a)   (i) the SportsMap Fundamental Representations (other than the representations and warranties set forth in Section 4.6(a)) shall be true and correct in all material respects as of the Closing Date, as though made on and as of the Closing Date (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date), (ii) the representations and warranties set forth in Section 4.6(a) shall be true and correct in all respects (except for de minimis inaccuracies) as of the Closing Date, as though made on and as of the Closing Date (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty shall be true and correct in all respects (except for de minimis inaccuracies) as of such earlier date) and (iii) the representations and warranties of the SportsMap Parties (other than the SportsMap Fundamental Representations) contained in Article 4 of this Agreement shall be true and correct (without giving effect to any limitation as to “materiality” or “SportsMap Material Adverse Effect” or any similar limitation set forth herein) in all respects as of the Closing Date, as though made on and as of the Closing Date (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty shall be true and correct in all respects as of such earlier date), except where the failure of such representations and warranties to be true and correct, taken as a whole, does not cause a SportsMap Material Adverse Effect;
(b)   the SportsMap Parties shall have performed and complied in all material respects with the covenants and agreements required to be performed or complied with by them under this Agreement at or prior to the Closing;
(c)   SportsMap shall have satisfied all applicable initial and continuing listing requirements of the Trading Market, and SportsMap shall not have received any notice of non-compliance therewith that has not been cured prior to, or would not be cured at or immediately following, the Effective Time;
(d)   the Aggregate Transaction Proceeds shall be equal to or greater than $10,000,000; and
(e)   at or prior to the Closing, SportsMap shall have delivered, or caused to be delivered, the following documents to the Company:
(i)   a certificate duly executed by an authorized officer of SportsMap, dated as of the Closing Date, to the effect that the conditions specified in Section 6.3(a) and Section 6.3(b) are satisfied, in a form and substance reasonably satisfactory to the Company;
(ii)   the Registration Rights Agreement duly executed by SportsMap and the SportsMap Sponsor; and
(iii)   a Lock-Up Agreement duly executed by SportsMap and the SportsMap Sponsor.
Section 6.4.   Frustration of Closing Conditions.   The Company may not rely on the failure of any condition set forth in this Article 6 to be satisfied if such failure was proximately caused by the Company’s failure to use reasonable best efforts to cause the Closing to occur, as required by Section 5.2, or a breach of this Agreement. None of the SportsMap Parties may rely on the failure of any condition set forth in this Article 6 to be satisfied if such failure was proximately caused by a SportsMap Party’s failure to use reasonable best efforts to cause the Closing to occur, as required by Section 5.2, or a breach of this Agreement.
ARTICLE 7.
TERMINATION
Section 7.1.   Termination.   This Agreement may be terminated and the transactions contemplated by this Agreement may be abandoned at any time prior to the Closing:
(a)   by mutual written consent of SportsMap and the Company;
(b)   by SportsMap, if any of the representations or warranties set forth in Article 3 shall not be true and correct or if the Company has failed to perform any covenant or agreement on the part of the Company set forth in this Agreement (including an obligation to consummate the Closing), in each case such that the condition to Closing set forth in either Section 6.2(a) or Section 6.2(b) could not be satisfied and the breach or breaches causing such representations or warranties not to be true and correct, or the failures to perform any covenant or agreement, as applicable, is (or are) not cured or cannot be cured within the earlier of (i) thirty (30) days after written notice thereof is delivered to the Company by SportsMap, and (ii) the Termination Date; provided, however, that none of the SportsMap Parties is then in breach of this Agreement so as to prevent the condition to Closing set forth in either Section 6.3(a) or Section 6.3(b) from being satisfied;
(c)   by the Company, if any of the representations or warranties set forth in Article 4 shall not be true and correct or if any SportsMap Party has failed to perform any covenant or agreement on the part of such applicable SportsMap Party set forth in this Agreement (including an obligation to consummate the Closing) such that the condition to Closing set forth in either Section 6.3(a) or Section 6.3(b) could not be satisfied and the breach or breaches causing such representations or warranties not to be true and correct, or the failures to perform any covenant or agreement, as applicable, is (or are) not cured or cannot be cured within the earlier of (i) thirty (30) days after written notice thereof is delivered to SportsMap by the Company and (ii) the Termination Date; provided, however, the Company is not then in breach of this Agreement so as to prevent the condition to Closing set forth in Section 6.2(a) or Section 6.2(b) from being satisfied;
(d)   by either SportsMap or the Company, if the transactions contemplated by this Agreement shall not have been consummated on or prior to June 30, 2023 (the “Termination Date”); provided that if the conditions to Closing set forth in Section 6.2 have been, or are reasonably expected to be as of the Closing, satisfied, and any of the conditions to Closing set forth in Section 6.1(a), Section 6.1(b) or Section 6.1(d) have not been satisfied, in each case by the Termination Date, the Company may, upon written notice to SportsMap prior to the Termination Date, extend the Termination Date for an additional 60 days; provided further that (i) the right to terminate this Agreement pursuant to this Section 7.1(d) shall not be available to SportsMap if any SportsMap Party’s breach of any of its covenants or obligations under this Agreement shall have proximately caused the failure to consummate the transactions contemplated by this Agreement on or before the Termination Date, and (ii) the right to terminate this Agreement pursuant to this Section 7.1(d) shall not be available to the Company if the Company’s breach of its covenants or obligations under this Agreement shall have proximately caused the failure to consummate the transactions contemplated by this Agreement on or before the Termination Date;
(e)   by either SportsMap or the Company, if any Governmental Entity shall have entered, issued, enacted or promulgated an Order or Law or taken any other action permanently enjoining, preventing, restraining, making unlawful or otherwise prohibiting the Transactions and such Order, Law or other action shall have become final and nonappealable; provided that (i) the right to terminate this Agreement pursuant to this Section 7.1(d) shall not be available to SportsMap if any SportsMap Party’s breach of any of its covenants or obligations under this Agreement shall have proximately caused the entry, issuance, enactment or promulgation of such Order or Law or the occurrence of such other action, and (ii) the right to terminate this Agreement pursuant to this Section 7.1(d) shall not be available to the Company if the Company’s breach of its covenants or obligations under this Agreement shall have proximately caused the entry, issuance, enactment or promulgation of such Order or Law or the occurrence of such other action; or
(f)   by either SportsMap or the Company, if the SportsMap Stockholders Meeting has been held (including any adjournment or postponement thereof), has concluded, SportsMap’s stockholders have duly voted and the Required SportsMap Stockholder Approval was not obtained.

Section 7.2.   Effect of Termination.   In the event of the termination of this Agreement pursuant to Section 7.1, (a) this entire Agreement shall forthwith become void (and there shall be no Liability or obligation on the part of the Parties and their respective Representatives) with the exception of Section 5.3(a), this Section 7.2, Article 8 and Article 1 (to the extent related to the foregoing), each of which shall survive such termination and remain valid and binding obligations of the Parties and (b) the Confidentiality Agreement, which shall survive such termination and remain valid and binding obligations of the parties thereto in accordance with its terms. Notwithstanding the foregoing or anything to the contrary herein, the termination of this Agreement pursuant to Section 7.1 shall not affect (i) any Liability on the part of any Party for any willful breach of any covenant or agreement set forth in this Agreement prior to such termination or fraud or (ii) any Person’s Liability under any Ancillary Document to which such Person is a party to the extent arising from a claim against such Person by another Person party to such agreement on the terms and subject to the conditions thereunder.
ARTICLE 8.
MISCELLANEOUS
Section 8.1.   Non-Survival.   Other than those representations, warranties and covenants set forth in Section 2.1, Section 2.2, Section 2.3, Section 3.27, Section 3.28 and Section 4.20, each of which shall survive following the Effective Time, or as otherwise provided in the last sentence of this Section 8.1, each of the representations and warranties, and each of the agreements and covenants (to the extent such agreement or covenant contemplates or requires performance at or prior to the Effective Time), of the Parties set forth in this Agreement, shall terminate at the Effective Time, such that no claim for breach of any such representation, warranty, agreement or covenant, detrimental reliance or other right or remedy (whether in contract, in tort, at law, in equity or otherwise) may be brought with respect thereto after the Effective Time against any Party. Each covenant and agreement contained herein that, by its terms, expressly contemplates performance after the Effective Time shall so survive the Effective Time in accordance with its terms, and each covenant and agreement contained in any Ancillary Document that, by its terms, expressly contemplates performance after the Effective Time shall so survive the Effective Time in accordance with its terms and any other provision in any Ancillary Document that expressly survives the Effective Time shall so survive the Effective Time in accordance with the terms of such Ancillary Document.
Section 8.2.   Entire Agreement; Assignment.   This Agreement (together with the Ancillary Documents) constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof. This Agreement may not be assigned by any Party (whether by operation of law or otherwise) without the prior written consent of (a) SportsMap and the Company prior to Closing and (b) SportsMap and the SportsMap Sponsor after the Closing. Any attempted assignment of this Agreement not in accordance with the terms of this Section 8.2 shall be void.
Section 8.3.   Amendment.   This Agreement may be amended or modified only by a written agreement executed and delivered by (a) SportsMap and the Company prior to the Closing and (b) SportsMap and the SportsMap Sponsor after the Closing. This Agreement may not be modified or amended except as provided in the immediately preceding sentence and any purported amendment by any Party or Parties effected in a manner which does not comply with this Section 8.3 shall be void, ab initio.
Section 8.4.   Notices.   All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given) by delivery in person, by e-mail (having obtained electronic delivery confirmation thereof (i.e., an electronic record of the sender that the e-mail was sent to the intended recipient thereof without an “error” or similar message that such e-mail was not received by such intended recipient)), or by registered or certified mail (postage prepaid, return receipt requested) (upon receipt thereof) to the other Parties as follows:
(a)   If to any SportsMap Party, to:
SportsMap Tech Acquisition Corp.
5353 West Alabama, Suite 415
Houston, TX 77056

Attn: David Gow
Email: david.gow@gowmedia.com
with a copy, which shall not constitute notice, to:
ArentFox Schiff LLP
1717 K Street NW
Washington, DC 20006
Attn: Ralph de Martino
Email: ralph.demartino@afslaw.com
(b)   If to the Company, to:
Infrared Cameras Holdings, Inc.
2105 W Cardinal
Beaumont, TX 77705
Attn: Gary Strahan
Email: gary.strahan@infraredcameras.com
with a copy, which shall not constitute notice, to:
Latham & Watkins LLP
811 Main Street, Suite 3700
Houston, TX 77002
Attn: Nick Dhesi
Email: Ramnik.Dhesi@lw.com
Latham & Watkins LLP
650 Town Center Drive, 20th Floor
Costa Mesa, CA 92626
Attn: Drew Capurro
Email: Drew.Capurro@lw.com
or to such other address as the Party to whom notice is given may have previously furnished to the others in writing in the manner set forth above.
Section 8.5.   Governing Law.   This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Delaware.
Section 8.6.   Fees and Expenses.   Except as otherwise set forth in this Agreement, all fees and expenses incurred in connection with this Agreement, the Ancillary Documents and the transactions contemplated hereby and thereby, including the fees and disbursements of counsel, financial advisors and accountants, shall be paid by the Party incurring such fees or expenses; provided that, for the avoidance of doubt, (a) if this Agreement is terminated in accordance with its terms, the Company shall pay, or cause to be paid, all Unpaid Company Expenses and the Company shall not be responsible for any Unpaid SportsMap Expenses and (b) if the Closing occurs, then SportsMap shall pay, or cause to be paid, all Unpaid Company Expenses and all Unpaid SportsMap Expenses.
Section 8.7.   Construction; Interpretation.   The term “this Agreement” means this Business Combination Agreement together with the schedules and exhibits hereto, as the same may from time to time be amended, modified, supplemented or restated in accordance with the terms hereof. The headings set forth in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement. No Party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions hereof, and all provisions of this Agreement shall be construed according to their fair meaning and not strictly for or against any Party. Unless otherwise indicated to the contrary herein by the context or use thereof: (a) the words, “herein,” “hereto,” “hereof” and words of similar import refer to this Agreement as a whole, including the Schedules and Exhibits, and not to any particular section, subsection, paragraph, subparagraph or clause set forth in this Agreement; (b) masculine gender shall also include the feminine and neutral genders, and vice versa; (c) words importing the singular shall also include the plural, and vice versa; (d) the words “include,” “includes” or “including” shall be deemed to be followed by the words “without limitation”; (e) references to “$” or “dollar” or “US$” shall be references to United States dollars; (f) the word “or” is disjunctive but not necessarily exclusive; (g) the words “writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form; (h) the word “day” means calendar day unless Business Day is expressly specified; (i) the word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”; (j) all references to Articles, Sections, Exhibits or Schedules are to articles, sections, exhibits and schedules of this Agreement; (k) the words “provided” or “made available” or words of similar import (regardless of whether capitalized or not) shall mean, when used with reference to documents or other materials required to be provided or made available to SportsMap, any documents or other materials posted to the electronic data room located at https://dataroom.ansarada.com as of 5:00 p.m., Eastern Time, at least one (1) day prior to the date of this Agreement; (l) all references to any Law will be to such Law as amended, supplemented or otherwise modified or re-enacted from time to time; (m) unless the context requires otherwise, any reference to the “Company” in this Agreement shall mean and refer to the “Surviving Company” from and after the Effective Time; and (n) all accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP. If any action under this Agreement is required to be done or taken on a day that is not a Business Day, then such action shall be required to be done or taken not on such day but on the first succeeding Business Day thereafter.
Section 8.8.   Exhibits and Schedules.   All exhibits and schedules, or documents expressly incorporated into this Agreement, are hereby incorporated into this Agreement and are hereby made a part hereof as if set out in full in this Agreement. The Schedules shall be arranged in sections and subsections corresponding to the numbered and lettered sections and subsections set forth in this Agreement. Any item disclosed in the Company Disclosure Schedules or in the SportsMap Disclosure Schedules corresponding to any section or subsection of Article 3 (in the case of the Company Disclosure Schedules) or Article 4 (in the case of the SportsMap Disclosure Schedules) shall be deemed to have been disclosed with respect to every other section and subsection of Article 3 (in the case of the Company Disclosure Schedules) or Article 4 (in the case of the SportsMap Disclosure Schedules), as applicable, where the relevance of such disclosure to such other section or subsection is reasonably apparent on the face of the disclosure. The information and disclosures set forth in the Schedules that correspond to the section or subsections of Article 3 or Article 4 may not be limited to matters required to be disclosed in the Schedules, and any such additional information or disclosure is for informational purposes only and does not necessarily include other matters of a similar nature.
Section 8.9.   Parties in Interest.   This Agreement shall be binding upon and inure solely to the benefit of each Party and its successors and permitted assigns and, except as provided in Section 5.12, Section 5.13, the last sentence of this Section 8.9 and Section 8.13, nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement. The SportsMap Sponsor shall be an express third-party beneficiary of Section 5.4, Section 5.17, Section 8.2, Section 8.3, this Section 8.9 and Section 8.14.
Section 8.10.   Severability.   Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable Law, but if any term or other provision of this Agreement is held to be invalid, illegal or unenforceable under applicable Law, all other provisions of this Agreement shall remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision of this Agreement is invalid, illegal or unenforceable under applicable Law, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.
Section 8.11.   Counterparts; Electronic Signatures.   This Agreement and each Ancillary Document (including any of the closing deliverables contemplated hereby) may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement or any Ancillary Document

(including any of the closing deliverables contemplated hereby) by e-mail, scanned pages or other electronic imaging (including “pdf,” “tif,” “jpg,” DocuSign, AdobeSign or other similar electronic transmission) shall be effective as delivery of a manually executed counterparty to this Agreement or any such Ancillary Document.
Section 8.12.   Knowledge of Company; Knowledge of SportsMap.   For all purposes of this Agreement, the phrase “to the Company’s knowledge” and “known by the Company” and any derivations thereof shall mean as of the applicable date, the actual knowledge of the individuals set forth on Section 8.12 of the Company Disclosure Schedules, assuming reasonable due inquiry of his or her direct reports. For all purposes of this Agreement, the phrase “to SportsMap’s knowledge” and “to the knowledge of SportsMap” and any derivations thereof shall mean as of the applicable date, the actual knowledge of the individuals set forth on Section 8.12 of the SportsMap Disclosure Schedules, assuming reasonable due inquiry of his or her direct reports. For the avoidance of doubt, none of the individuals set forth on Section 8.12 of the Company Disclosure Schedules or Section 8.12 of the SportsMap Disclosure Schedules shall have any personal Liability or obligations regarding such knowledge.
Section 8.13.   No Recourse.   This Agreement may only be enforced against, and any action for breach of this Agreement may only be made against, the Parties, and without limiting the generality of the foregoing, none of the Representatives of SportsMap or the Company shall have any Liability arising out of or relating to this Agreement, the negotiation thereof or its subject matter, or the transactions contemplated hereby, including with respect to any claim (whether in tort, contract or otherwise) for breach of this Agreement or in respect of any written or oral representations made or alleged to be made in connection herewith (except as expressly provided herein) or for any actual or alleged inaccuracies, misstatements or omissions with respect to any information or materials of any kind furnished by the Company or SportsMap concerning the Company, any SportsMap Party, this Agreement or the transactions contemplated hereby.
Section 8.14.   Extension; Waiver.   The Company prior to the Closing and the SportsMap Sponsor after the Closing may (a) extend the time for the performance of any of the obligations or other acts of the SportsMap Parties set forth herein, (b) waive any inaccuracies in the representations and warranties of the SportsMap Parties set forth herein or (c) waive compliance by the SportsMap Parties with any of the agreements or conditions set forth herein. SportsMap (prior to the Closing Date) and the SportsMap Sponsor (after the Closing Date), may (i) extend the time for the performance of any of the obligations or other acts of the Company set forth herein, (ii) waive any inaccuracies in the representations and warranties of the Company set forth herein or (iii) waive compliance by the Company with any of the agreements or conditions set forth herein. Any agreement on the part of any such Party to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such Party. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition of this Agreement. The failure of any Party to assert any of its rights hereunder shall not constitute a waiver of such rights.
Section 8.15.   Waiver of Jury Trial.   EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY PROCEEDING, CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR UNDER ANY ANCILLARY DOCUMENT OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES IN RESPECT OF THIS AGREEMENT OR ANY ANCILLARY DOCUMENT OR ANY OF THE TRANSACTIONS RELATED HERETO OR THERETO OR ANY FINANCING IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH PROCEEDING, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY

WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.15.
Section 8.16.   Submission to Jurisdiction.   Each of the Parties irrevocably and unconditionally submits to the exclusive jurisdiction of the Chancery Court of the State of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction, any state or federal court within the State of Delaware), for the purposes of any Proceeding, claim, demand, action or cause of action (a) arising under this Agreement or under any Ancillary Document or (b) in any way connected with or related or incidental to the dealings of the Parties in respect of this Agreement or any Ancillary Document or any of the transactions contemplated hereby or any of the transactions contemplated thereby, and irrevocably and unconditionally waives any objection to the laying of venue of any such Proceeding in any such court, and further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Proceeding has been brought in an inconvenient forum. Each Party hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any Proceeding claim, demand, action or cause of action against such Party (i) arising under this Agreement or under any Ancillary Document or (ii) in any way connected with or related or incidental to the dealings of the Parties in respect of this Agreement or any Ancillary Document or any of the transactions contemplated hereby or any of the transactions contemplated thereby, (A) any claim that such Party is not personally subject to the jurisdiction of the courts as described in this Section 8.16 for any reason, (B) that such Party or such Party’s property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (C) that (x) the Proceeding, claim, demand, action or cause of action in any such court is brought against such Party in an inconvenient forum, (y) the venue of such Proceeding, claim, demand, action or cause of action against such Party is improper or (z) this Agreement, or the subject matter hereof, may not be enforced against such Party in or by such courts. Each Party agrees that service of any process, summons, notice or document by registered mail to such party’s respective address set forth in Section 8.4 shall be effective service of process for any such Proceeding, claim, demand, action or cause of action.
Section 8.17.   Remedies.   Except as otherwise expressly provided herein, any and all remedies provided herein will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy. The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the Parties do not perform their respective obligations under the provisions of this Agreement (including failing to take such actions as are required of them hereunder to consummate the transactions contemplated by this Agreement) in accordance with their specific terms or otherwise breach such provisions. It is accordingly agreed that the Parties shall be entitled to seek an injunction or injunctions, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, in each case, without posting a bond or undertaking and without proof of damages and this being in addition to any other remedy to which they are entitled at law or in equity. Each of the Parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief when expressly available pursuant to the terms of this Agreement on the basis that the other parties have an adequate remedy at law or an award of specific performance is not an appropriate remedy for any reason at law or equity.
Section 8.18.   Trust Account Waiver.   Reference is made to the final prospectus of SportsMap, filed with the SEC (File No. 333-259912) on October 13, 2021 (the “Prospectus”). The Company acknowledges and agrees and understands that SportsMap has established a trust account (the “Trust Account”) containing the proceeds of its initial public offering (the “IPO”) and from certain private placements occurring simultaneously with the IPO (including interest accrued from time to time thereon) for the benefit of SportsMap’s public stockholders (including overallotment shares acquired by SportsMap’s underwriters, the “Public Stockholders”), and SportsMap may disburse monies from the Trust Account only in the express circumstances described in the Prospectus. For and in consideration of SportsMap entering into this

Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company hereby agrees on behalf of itself and its Representatives that, notwithstanding the foregoing or anything to the contrary in this Agreement, neither the Company nor any of its Representatives does now or shall at any time hereafter have any right, title, interest or claim of any kind in or to any monies in the Trust Account or distributions therefrom, or make any claim against the Trust Account (including any distributions therefrom), regardless of whether such claim arises as a result of, in connection with or relating in any way to, this Agreement or any proposed or actual business relationship between SportsMap or any of its Representatives, on the one hand, and the Company or any of its Representatives, on the other hand, or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to hereafter as the “Trust Account Released Claims”). The Company on its own behalf and on behalf of its Representatives, hereby irrevocably waives any Trust Account Released Claims that it or any of its Representatives may have against the Trust Account (including any distributions therefrom) now or in the future as a result of, or arising out of, any negotiations, or Contracts with SportsMap or its Representatives and will not seek recourse against the Trust Account (including any distributions therefrom) for any reason whatsoever (including for an alleged breach of any agreement with SportsMap or its Affiliates).
*   *   *   *   *

IN WITNESS WHEREOF, each of the Parties has caused this Business Combination Agreement to be duly executed on its behalf as of the day and year first above written.
SPORTSMAP TECH ACQUISITION CORP.
By:	/s/ David Gow
	Name:	David Gow
	Title:	Chief Executive Officer
ICH MERGER SUB INC.
By:	/s/ David Gow
	Name:	David Gow
	Title:	President and Chief Executive Officer
INFRARED CAMERAS HOLDINGS, INC.
By:	/s/ Gary Strahan
	Name:	Gary Strahan
	Title:	Chief Executive Officer
[Signature Page to Business Combination Agreement]

Annex A-1
AMENDMENT NO. 1 TO
BUSINESS COMBINATION AGREEMENT
This Amendment No. 1 (this “Amendment”) to that certain Business Combination Agreement, dated as of December 5, 2022 (as amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, the “Business Combination Agreement”), by and among SportsMap Tech Acquisition Corp., a Delaware corporation (“SportsMap”), ICH Merger Sub Inc., a Delaware corporation, and Infrared Cameras Holdings, Inc., a Delaware corporation (the “Company”), is made and entered into as of June 26, 2023, by and among SportsMap and the Company. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Business Combination Agreement.
RECITALS
WHEREAS, SportsMap, the Company and Merger Sub are parties to the Business Combination Agreement;
WHEREAS, Section 8.3 of the Business Combination Agreement provides that the Business Combination Agreement may be amended or modified only by a written agreement executed and delivered by (a) SportsMap and the Company prior to the Closing and (b) SportsMap and the SportsMap Sponsor after the Closing;
WHEREAS, SportsMap and the Company desire to amend the Business Combination Agreement as set forth in this Amendment; and WHEREAS, the respective board of directors of each of SportsMap and the Company have each approved this Amendment.
NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Parties agree as follows:
AGREEMENT
1.   Amendment to the Business Combination Agreement.
(a)   Section 7.1(d) of the Business Combination Agreement is hereby deleted and replaced with the following:
“by either SportsMap or the Company, if the transactions contemplated by this Agreement shall not have been consummated on or prior to December 20, 2023 (the “Termination Date”); provided that (i) the right to terminate this Agreement pursuant to this Section 7.1(d) shall not be available to SportsMap if any SportsMap Party’s breach of any of its covenants or obligations under this Agreement shall have proximately caused the failure to consummate the transactions contemplated by this Agreement on or before the Termination Date, and (ii) the right to terminate this Agreement pursuant to this Section 7.1(d) shall not be available to the Company if the Company’s breach of its covenants or obligations under this Agreement shall have proximately caused the failure to consummate the transactions contemplated by this Agreement on or before the Termination Date;”
2.   Effect of Amendment.   Except as expressly provided herein, this Amendment shall not constitute an amendment, modification or waiver of any provision of the Business Combination Agreement or any rights or obligations of any party under or in respect of the Business Combination Agreement. Except as modified by this Amendment, the Business Combination Agreement shall continue in full force and effect. Upon the execution of this Amendment by the Parties, each reference in the Business Combination Agreement to “this Agreement” or the words “hereunder,” “hereof,” “herein” or words of similar effect referring to the Business Combination Agreement shall mean and be a reference to the Business Combination Agreement as amended by this Amendment, and a reference to the Business Combination Agreement in any other instrument or document shall be deemed a reference to the Business Combination Agreement as

A-1-1

amended by this Amendment. This Amendment shall be subject to, shall form a part of, and shall be governed by, the terms and conditions set forth in the Business Combination Agreement, as amended by this Amendment.
3.   General.   Sections 8.5, 8.10, 8.11, 8.15 and 8.16 of the Business Combination Agreement shall apply to this Amendment mutatis mutandis.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

A-1-2

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.
SPORTSMAP TECH ACQUISITION CORP.
By:	/s/ David Gow
	Name:	David Gow
	Title:	Chief Executive Officer
INFRARED CAMERAS HOLDINGS, INC.
By:	/s/ Gary Strahan
	Name:	Gary Strahan
	Title:	Chief Executive Officer
[Signature Page to Amendment No. 1 to Business Combination Agreement]

Annex B
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
SPORTSMAP TECH ACQUISITION CORP.
SportsMap Tech Acquisition Corp. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows:
1.    The name of the Corporation is SportsMap Tech Acquisition Corp. The Corporation was incorporated under the name SportsMap Tech Acquisition Corp. by the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware on May 14, 2021 (the “Original Certificate”).
2.    An Amended and Restated Certificate of Incorporation, which amended and restated the Original Certificate in its entirety, was filed with the Secretary of State of the State of Delaware on October 15, 2021(as amended from time to time, the “Existing Certificate”).
3.    This Second Amended and Restated Certificate of Incorporation (the “Second Amended and Restated Certificate”), which amends and restates the Existing Certificate in its entirety, has been approved by the Board of Directors of the Corporation (the “Board of Directors”) in accordance with Sections 242 and 245 of the DGCL and has been adopted by the stockholders of the Corporation at a meeting of the stockholders of the Corporation in accordance with the provisions of Section 211 of the DGCL.
4.    The text of the Existing Certificate is hereby amended and restated by this Second Amended and Restated Certificate to read in its entirety as set forth in EXHIBIT A attached hereto.
5.    This Second Amended and Restated Certificate shall become effective on the date of filing with the Secretary of State of the State of Delaware.
6.    IN WITNESS WHEREOF, SportsMap Tech Acquisition Corp. has caused this Second Amended and Restated Certificate to be signed by a duly authorized officer of the Corporation, on [•].
SPORTSMAP TECH ACQUISITION CORP.
By:

Name:
Title:

EXHIBIT A
ARTICLE I
NAME
The name of the corporation is Infrared Cameras Holdings, Inc. (the “Corporation”).
ARTICLE II
REGISTERED OFFICE AND AGENT
The address of the Corporation’s registered office in the State of Delaware is [1209 Orange Street, in the City of Wilmington, County of New Castle, 19801], and the name of its registered agent at such address is [The Corporation Trust Company].
ARTICLE III
PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”) as it now exists or may hereafter be amended and supplemented.
ARTICLE IV
CAPITAL STOCK
The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of capital stock which the Corporation shall have authority to issue is [•]. The total number of shares of Common Stock that the Corporation is authorized to issue is [•], having a par value of $0.0001 per share, and the total number of shares of Preferred Stock that the Corporation is authorized to issue is [•], having a par value of $0.0001 per share.
The Corporation has the authority to create and issue rights, warrants and options entitling the holders thereof to acquire from the Corporation any shares of its capital stock of any class or classes, with such rights, warrants and options to be evidenced by or in instrument(s) approved by the Board of Directors of the Corporation (the “Board of Directors”). The Board of Directors is empowered to set the exercise price, duration, times for exercise and other terms and conditions of such rights, warrants or options; provided, however, that the consideration to be received for any shares of capital stock issuable upon exercise thereof may not be less than the par value thereof.
The designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation are as follows:
A.
COMMON STOCK.

1.   General.    The voting, dividend, liquidation, and other rights and powers of the Common Stock are subject to and qualified by the rights, powers and preferences of any series of Preferred Stock as may be designated by the Board of Directors and outstanding from time to time.
2.   Voting.
a.
Except as otherwise provided herein (including any Certificate of Designation (as defined below)) or otherwise required by law, the holders of the shares of Common Stock shall exclusively possess all voting power with respect to the Corporation.

b.
Except as otherwise provided herein or expressly required by law, each holder of Common Stock, as such, shall be entitled to vote on each matter submitted to a vote of stockholders and shall be entitled to one (1) vote for each share of Common Stock held of record by such holder as of the record date for determining stockholders entitled to vote on such matter.

c.
Except as otherwise provided herein (including any Certificate of Designation) or otherwise required by law, at any annual or special meeting of the stockholders of the Corporation, holders of the Common Stock shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders.
d.
Except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Second Amended and Restated Certificate (including any Certificate of Designation) that relates solely to the rights, powers, preferences (or the qualifications, limitations or restrictions thereof) or other terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Second Amended and Restated Certificate (including any Certificate of Designation) or pursuant to the DGCL.

Subject to the rights of any holders of any outstanding series of Preferred Stock, the number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the outstanding stock of the Corporation entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the DGCL.
3.   Dividends.   Subject to applicable law and the rights and preferences of any holders of any outstanding series of Preferred Stock, the holders of Common Stock, as such, shall be entitled to the payment of dividends on the Common Stock when, as and if declared by the Board of Directors from time to time out of any assets or funds of the Corporation legally available therefor and shall share in such dividends pro rata in proportion to the number of shares of Common Stock held by each such holder.
4.   Liquidation.   Subject to the rights and preferences of any holders of any shares of any outstanding series of Preferred Stock, in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation and after making provisions for preferential and other amounts, if any, to which the holders of any outstanding series of Preferred Stock are entitled, the remaining funds and assets of the Corporation that may be legally distributed to the Corporation’s stockholders shall be distributed among the holders of the then outstanding Common Stock pro rata in proportion to the number of shares of Common Stock held by each such holder.
B.
PREFERRED STOCK.

Shares of Preferred Stock may be issued from time to time by the Board of Directors out of the unissued shares of Preferred Stock, in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the creation and issuance of such series adopted by the Board of Directors as hereinafter provided.
Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by adopting a resolution or resolutions providing for the issuance of the shares thereof and by filing a certificate of designation relating thereto in accordance with the DGCL (a “Certificate of Designation”), to determine and fix the number of shares of such series and to fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, dividend rates, conversion rights, exchange rights, redemption privileges and prices, liquidation and dissolution preferences, and the rights in respect of any distribution of assets of any wholly unissued series of Preferred Stock, and to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series as shall be stated and expressed in such resolutions, all to the fullest extent now or hereafter permitted by the DGCL. Without limiting the generality of the foregoing, the resolution or resolutions providing for the creation and issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to any other series of Preferred Stock to the extent permitted by law and this Second Amended and Restated Certificate (including any Certificate of Designation). Except as otherwise required by law, holders of any series of Preferred Stock shall be entitled only to such voting rights, if any, as shall expressly be granted thereto by this Second Amended and Restated Certificate (including any Certificate of Designation). There shall be no limitation or restriction on any variation between any of the different series of Preferred Stock as to the designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, and the several series of Preferred Stock may vary in any and all respects as fixed and determined by the resolution or resolutions of the Board of Directors or by a duly authorized committee of the Board of Directors, providing for the issuance of the various series of Preferred Stock.
The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the outstanding stock of the Corporation entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the DGCL, unless a separate vote of any such holders is required pursuant to the terms of any Certificate of Designation.
ARTICLE V
BOARD OF DIRECTORS
For the management of the business and for the conduct of the affairs of the Corporation it is further provided that:
A.   Except as otherwise expressly provided by the DGCL or this Second Amended and Restated Certificate, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed exclusively by one or more resolutions adopted from time to time by the Board of Directors. Directors shall be elected by a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting held for such purpose and entitled to vote thereon.
B.   Subject to the special rights of the holders of one or more outstanding series of Preferred Stock to elect directors, the Board of Directors or any individual director may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least two-thirds (66 and 2/3%) of the voting power of all of the then outstanding shares of voting stock of the Corporation entitled to vote at an election of directors, at a meeting duly called for that purpose.
C.   Subject to the special rights of the holders of one or more outstanding series of Preferred Stock to elect directors, except as otherwise provided by law, any vacancies on the Board of Directors resulting from death, resignation, disqualification, retirement, removal or other causes and any newly created directorships resulting from any increase in the number of directors shall be filled exclusively by the affirmative vote of a majority of the directors then in office, even though less than a quorum, or by a sole remaining director (other than any directors elected by the separate vote of one or more outstanding series of Preferred Stock), and shall not be filled by the stockholders. Any director appointed in accordance with the preceding sentence shall hold office until the expiration of the term of the class to which such director shall have been appointed or until his or her earlier death, resignation, retirement, disqualification, or removal.
D.   Whenever the holders of any one or more series of Preferred Stock issued by the Corporation shall have the right, voting separately as a series or separately as a class with one or more such other series, to elect directors at an annual or special meeting of stockholders, the election, term of office, removal and other features of such directorships shall be governed by the terms of this Second Amended and Restated Certificate (including any Certificate of Designation). Notwithstanding anything to the contrary in this Article V, the number of directors that may be elected by the holders of any such series of Preferred Stock shall be in addition to the number fixed pursuant to paragraph A of this Article V, and the total number of directors constituting the whole Board of Directors shall be automatically adjusted accordingly. Except as otherwise provided in the Certificate of Designation(s) in respect of one or more series of Preferred Stock, whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to the provisions of such Certificate of Designation(s), the terms of office of all such additional directors elected by the holders of such series of Preferred Stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate (in which case each such director thereupon shall cease to be qualified as, and shall cease to be, a director) and the total authorized number of directors of the Corporation shall automatically be reduced accordingly.
E.   The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.

ARTICLE VI
BYLAWS
In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the Amended and Restated Bylaws of the Corporation (as amended and/or restated from time to time, the “Bylaws”). The Bylaws may also be adopted, amended or repealed by the stockholders of the Corporation; provided, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by applicable law or by this Second Amended and Restated Certificate (including any Certificate of Designation in respect of one or more series of Preferred Stock) or the Bylaws of the Corporation, the adoption, amendment or repeal of the Bylaws of the Corporation by the stockholders of the Corporation shall require the affirmative vote of the holders of at least two-thirds (66 and 2/3%) of the voting power of all of the then outstanding shares of voting stock of the Corporation entitled to vote generally in an election of directors; and provided, further, that no Bylaws hereafter adopted by the stockholders of the Corporation shall invalidate any prior act of the Board of Directors that would have been valid if such Bylaws had not been adopted.
ARTICLE VII
STOCKHOLDERS
A.   Subject to the special rights of the holders of one or more series of Preferred Stock, special meetings of the stockholders of the Corporation may be called, for any purpose or purposes, at any time only by or at the direction of the Board of Directors, the Chairperson of the Board of Directors, the Chief Executive Officer or the President, [and for so long as the Corporation is a Controlled Company (as defined in Section 5615(c)(1) of the Nasdaq Stock Market LLC Rules or Section 303A.00 of the New York Stock Exchange Listed Company Manual, as applicable), by the Secretary of the Corporation at the request of any holder of record of at least 25% of the voting power of the issued and outstanding shares of capital stock of the Corporation,][1] and shall not be called by any other person or persons. [Subject to the special rights of the holders of one or more series of Preferred Stock, from and after the date the Corporation ceases to qualify as a Controlled Company, special meetings of the stockholders of the Corporation may not be called by the stockholders of the Corporation or any other person or entity.]
B.   Advance notice of stockholder nominations for the election of directors and of other business proposed to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.
C.   [For so long as the Corporation qualifies as a Controlled Company, any action required or permitted to be taken by the stockholders of the Corporation may be effected by the consent in writing of the holders of outstanding capital stock of the Corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. From and after the date the Corporation ceases to qualify as a Controlled Company,] any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of the stockholders of the Corporation (and may not be taken by written consent of the stockholders in lieu of a meeting). In addition to the foregoing, any action required or permitted to be taken by the holders of any series of Preferred Stock, voting separately as a series or separately as a class with one or more other such series, may be taken without a meeting, without prior notice and without a vote, to the extent expressly so provided by the applicable Certificate of Designation relating to such series of Preferred Stock, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares of the relevant series of Preferred Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation in accordance with the applicable provisions of the DGCL.

1
NTD: Bracketed language to be included if, following the consummation of the business combination, the Corporation is a “Controlled Company” (as defined in Section 5615(c)(1) of the Nasdaq Stock Market LLC Rules or Section 303A.00 of the New York Stock Exchange Listed Company Manual, as applicable).

ARTICLE VIII
LIABILITY
No director of the Corporation shall have any personal liability to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or hereafter may be amended. Any amendment, repeal or modification of this Article VIII, or the adoption of any provision of the Second Amended and Restated Certificate inconsistent with this Article VIII, shall not adversely affect any right or protection of a director of the Corporation with respect to any act or omission occurring prior to such amendment, repeal, modification or adoption. If the DGCL is amended after approval by the stockholders of this Article VIII to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended.
ARTICLE IX
INDEMNIFICATION
A.   To the fullest extent permitted by the DGCL or any other applicable law, as it presently exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that he or she or a person for whom he or she is the legal representative is or was a director or officer of the Corporation or, while serving as a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred by such indemnitee in connection with such proceeding; provided that such indemnitee acted in good faith and in a manner such indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such indemnitee’s conduct was unlawful. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by an indemnitee in defending or otherwise participating in any proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking, by or on behalf of the indemnitee, to repay all amounts so advanced if it shall ultimately be determined that the indemnitee is not entitled to be indemnified under this Article IX or otherwise. The rights to indemnification and advancement of expenses conferred by this Article IX shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors, administrators, legatees and distributees. Notwithstanding the foregoing provisions of this Article IX, except for proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and advance expenses to an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors.
B.   The rights to indemnification and advancement of expenses conferred on any indemnitee by this Article IX shall not be exclusive of any other rights that any indemnitee may have or hereafter acquire under law, this Second Amended and Restated Certificate, the Bylaws, an agreement, vote of stockholders or disinterested directors, or otherwise.
C.   Any repeal or amendment of this Article IX by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Second Amended and Restated Certificate inconsistent with this Article IX, shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and shall not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any proceeding (regardless of when such proceeding is first threatened, commenced or completed) arising out of, or related to, any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.
D.   This Article IX shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than indemnitees.
ARTICLE X
FORUM SELECTION
Unless the Corporation consents in writing to the selection of an alternative forum, (a) the Court of Chancery (the “Chancery Court”) of the State of Delaware (or, in the event that the Chancery Court does not have jurisdiction, the federal district court for the District of Delaware or other state courts of the State of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action, suit or proceeding brought on behalf of the Corporation, (ii) any action, suit or proceeding asserting a claim of breach of a fiduciary duty owed by any director, officer or stockholder of the Corporation to the Corporation or to the Corporation’s stockholders, (iii) any action, suit or proceeding arising pursuant to any provision of the DGCL or the Bylaws of the Corporation or this Second Amended and Restated Certificate (as either may be amended from time to time) or (iv) any action, suit or proceeding asserting a claim against the Corporation governed by the internal affairs doctrine; and (b) subject to the preceding provisions of this Article X, the federal district courts of the United States of America (the “Federal Courts”) shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, except for, as to each of clause (a) and (b), any claim as to which the Chancery Court or the Federal Courts, as applicable, determines that there is an indispensable party not subject to the jurisdiction of the Chancery Court or the Federal Courts, as applicable (and the indispensable party does not consent to the personal jurisdiction of the Chancery Court or Federal Courts, as applicable, within ten days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Chancery Court or the Federal Courts, as applicable, or for which the Chancery Court or Federal Courts, as applicable, does not have subject matter jurisdiction. If any action the subject matter of which is within the scope of clause (a) of the immediately preceding sentence is filed in a court other than the courts in the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (x) the personal jurisdiction of the state and federal courts in the State of Delaware in connection with any action brought in any such court to enforce the provisions of clause (a) of the immediately preceding sentence and (y) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.
Any person or entity purchasing or otherwise acquiring any interest in any security of the Corporation shall be deemed to have notice of and consented to this Article X. This Article X is intended to benefit and may be enforced by the Corporation, its officers and directors, the underwriters to any offering giving rise to such complaint, and any other professional or entity whose profession gives authority to a statement made by that person or entity and who has prepared or certified any part of the documents underlying the offering. Notwithstanding the foregoing, the provisions of this Article X shall not apply to suits brought to enforce any liability or duty created by the Securities Exchange Act of 1934, as amended, or any other claim for which the federal courts of the United States have exclusive jurisdiction. If any provision or provisions of this Article X shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever, (a) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article X (including, without limitation, each portion of any paragraph of this Article X containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.
ARTICLE XI
AMENDMENTS
A.   The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Second Amended and Restated Certificate (including any Preferred

Stock Designation), and to add or insert other provisions authorized by the laws of the State of Delaware at the time in force that may be added or inserted, in the manner now or hereafter prescribed by this Second Amended and Restated Certificate and the DGCL; provided, however, that notwithstanding anything contained in this Second Amended and Restated Certificate to the contrary, in addition to any vote required by applicable law, the following provisions in this Second Amended and Restated Certificate may be amended, altered, repealed or rescinded, in whole or in part, or any provision inconsistent therewith or herewith may be adopted, only by the affirmative vote of the holders of at least two-thirds (66 and 2/3%) of the total voting power of all the then outstanding shares of capital stock of the Corporation entitled to vote thereon, voting together as a single class: Part B of Article IV, Article V, Article VI, Article VII, Article VIII, Article IX, Article X and this Article XI.
B.   If any provision or provisions of this Second Amended and Restated Certificate shall be held to be invalid, illegal or unenforceable as applied to any person, entity, or circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Second Amended and Restated Certificate (including, without limitation, each portion of any paragraph of this Second Amended and Restated Certificate containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not, to the fullest extent permitted by applicable law, in any way be affected or impaired thereby and (ii) to the fullest extent permitted by applicable law, the provisions of this Second Amended and Restated Certificate or any other provision of the Bylaws of the Corporation or any agreement entered into by the Corporation (including, without limitation, each such portion of any paragraph of this Second Amended and Restated Certificate containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by law. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Second Amended and Restated Certificate. To the fullest extent permitted by law, each and every person or entity purchasing or otherwise acquiring any interest (of any nature whatsoever) in any shares of the capital stock of the Corporation shall be deemed, by reason of and from and after the time of such purchase or other acquisition, to have notice of and to have consented to all of the provisions of (a) this Second Amended and Restated Certificate, (b) the Bylaws and (c) any amendment to this Second Amended and Restated Certificate or the Bylaws enacted or adopted in accordance with this Second Amended and Restated Certificate, the Bylaws and applicable law.

Annex C
Amended and Restated Bylaws of
Infrared Cameras Holdings, Inc.
(a Delaware corporation)

C-i

C-ii

Second Amended and Restated Bylaws of
Infrared Cameras Holdings, Inc.

Article I — Corporate Offices
1.1   Registered Office.
The address of the registered office of Infrared Cameras Holdings, Inc. (the “Corporation”) in the State of Delaware, and the name of its registered agent at such address, shall be as set forth in the Corporation’s certificate of incorporation, as the same may be amended, restated or otherwise modified from time to time (the “Certificate of Incorporation”).
1.2   Other Offices.
The Corporation may have additional offices at any place or places, within or outside the State of Delaware, as the Corporation’s board of directors (the “Board”) may from time to time establish or as the business and affairs of the Corporation may require.
Article II — Meetings of Stockholders
2.1   Place of Meetings.
Meetings of stockholders shall be held at any place, within or outside the State of Delaware, as designated by the Board. The Board may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the General Corporation Law of the State of Delaware (the “DGCL”). In the absence of any such designation or determination, stockholders’ meetings shall be held at the Corporation’s principal executive office, whether within or outside of the State of Delaware.
2.2   Annual Meeting.
The Board shall designate the date and time of the annual meeting. At the annual meeting, the stockholders entitled to vote on such matters shall elect those directors of the Corporation to fill any term of a directorship that expires on the date of such annual meeting and may transact any other business as may properly be brought before the meeting in accordance with Section 2.4 and the DGCL. The Board may postpone, reschedule or cancel any previously scheduled annual meeting of stockholders.
2.3   Special Meeting.
Special meetings of the stockholders may be called only by such persons and only in such manner as set forth in the Certificate of Incorporation.
No business may be transacted at any special meeting of stockholders other than the business specified in the notice of such meeting. The Board may postpone, reschedule or cancel any previously scheduled special meeting of stockholders.
2.4   Notice of Business to be Brought before a Meeting.
(a)   At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in the Corporation’s notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) if not specified in a notice of meeting, otherwise brought before the meeting by or at the direction of the Board or the Chairman of the Board or (iii) otherwise properly brought before the meeting by a stockholder present in person who (A) (1) was a record owner of shares of the Corporation both at the time of giving the notice provided for in this Section 2.4 and at the time of the meeting, (2) is entitled to vote at the meeting and (3) has complied with this Section 2.4 in all applicable respects or (B) properly made such proposal in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”). The foregoing clause (iii) shall be the exclusive means for a stockholder to propose business to be brought before an annual meeting of the stockholders. Except as set forth in the immediately preceding sentence, the only matters that may be brought before a special meeting are the matters specified in the notice of meeting given by or at the direction of the person calling the meeting pursuant to Section 2.3, and stockholders shall not be permitted to propose business to be brought before a special meeting of the stockholders. For purposes of this Section 2.4, “present in person” shall mean that the stockholder proposing that the business be brought before the annual meeting of the Corporation, or a qualified representative of such proposing stockholder, appear at such annual meeting. A “qualified representative” of such proposing stockholder shall be a duly authorized officer, manager or partner of such stockholder or any other person authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders. Stockholders seeking to nominate persons for election to the Board must comply with Section 2.5, and this Section 2.4 shall not be applicable to nominations except as expressly provided in Section 2.5.
(b)    For business to be properly brought before an annual meeting by a stockholder, the stockholder must (i) provide Timely Notice (as defined below) thereof in writing and in proper form to the Secretary of the Corporation and (ii) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.4. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if no annual meeting was held in the preceding year, to be timely, a stockholder’s notice must be so delivered, or mailed and received, not earlier than the close of business on the one hundred and twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or, if later, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made by the Corporation; provided, further, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, to be timely, a stockholder’s notice must be so delivered, or mailed and received, not later than the ninetieth (90th) day prior to such annual meeting or, if later, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made by the Corporation (such notice within such time periods, “Timely Notice”). In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of Timely Notice as described above.
(c)   To be in proper form for purposes of this Section 2.4, a stockholder’s notice to the Secretary of the Corporation shall set forth:
(i)   As to each Proposing Person (as defined below), (A) the name and address of such Proposing Person (including, if applicable, the name and address that appear on the Corporation’s books and records); and (B) the class or series and number of shares of the Corporation that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such Proposing Person, except that such Proposing Person shall in all events be deemed to beneficially own any shares of any class or series of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future (the disclosures to be made pursuant to the foregoing clauses (A) and (B) are referred to as “Stockholder Information”);
(ii)   As to each Proposing Person, (A) the full notional amount of any securities that, directly or indirectly, underlie any “derivative security” (as such term is defined in Rule 16a-1(c) under the Exchange Act) that constitutes a “call equivalent position” (as such term is defined in Rule 16a-1(b) under the Exchange Act) (“Synthetic Equity Position”) and that is, directly or indirectly, held or maintained by such Proposing Person with respect to any shares of any class or series of shares of the Corporation; provided that, for the purposes of the definition of “Synthetic Equity Position,” the term “derivative security” shall also include any security or instrument that would not otherwise constitute a “derivative security” as a result of any feature that would make any conversion, exercise or similar right or privilege of such security or instrument becoming determinable only at some future date or upon the happening of a future occurrence, in which case the determination of the amount of securities into which such security or instrument would be convertible or exercisable shall be made assuming that such security or instrument is immediately convertible or exercisable at the time of such determination; and, provided, further, that any Proposing Person satisfying the requirements of Rule 13d-1(b)(1) under the Exchange Act (other than a Proposing Person that so satisfies Rule 13d-1(b)(1) under the Exchange Act solely by reason of Rule 13d-1(b)(1)(ii)(E)) shall not be deemed to hold or maintain the notional amount of any securities that underlie a Synthetic Equity Position held by such Proposing Person as a hedge with respect to a bona fide derivatives trade or position of such Proposing Person arising in the ordinary course of such Proposing Person’s business as a derivatives dealer, (B) any rights to dividends on the shares of any class or series of shares of the Corporation owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation, (C) any material pending or threatened legal proceeding in which such Proposing Person is a party or material participant involving the Corporation or any of its officers or directors, or any affiliate of the Corporation, (D) any other material relationship between such Proposing Person, on the one hand, and the Corporation or any affiliate of the Corporation, on the other hand, (E) any direct or indirect material interest in any material contract or agreement of such Proposing Person with the Corporation or any affiliate of the Corporation (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement), (F) a representation that such Proposing Person intends or is part of a group that intends to deliver a proxy statement or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or otherwise solicit proxies from stockholders in support of such proposal and (G) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act (the disclosures to be made pursuant to the foregoing clauses (A) through (G) are referred to as “Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these bylaws on behalf of a beneficial owner; and
(iii)   As to each item of business that the stockholder proposes to bring before the annual meeting, (A) a brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of each Proposing Person, (B) the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend these bylaws, the language of the proposed amendment), and (C) a reasonably detailed description of all agreements, arrangements and understandings (x) between or among any of the Proposing Persons or (y) between or among any Proposing Person and any other person or entity (including their names) in connection with the proposal of such business by such stockholder; and (D) any other information relating to such item of business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act; provided, however, that the disclosures required by this Section 2.4(c)(iii) shall not include any disclosures with respect to any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these bylaws on behalf of a beneficial owner.
For purposes of this Section 2.4, the term “Proposing Person” shall mean (i) the stockholder providing the notice of business proposed to be brought before an annual meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the business proposed to be brought before the annual meeting is made, and (iii) any participant (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A) with such stockholder in such solicitation.
(d)   A Proposing Person shall update and supplement its notice to the Corporation of its intent to propose business at an annual meeting, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.4 shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive offices of the

Corporation not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any proposal or to submit any new proposal, including by changing or adding matters, business or resolutions proposed to be brought before a meeting of the stockholders.
(e)    Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at an annual meeting that is not properly brought before the meeting in accordance with this Section 2.4. The presiding officer of the meeting shall, if the facts warrant, determine that the business was not properly brought before the meeting in accordance with this Section 2.4, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.
(f)    This Section 2.4 is expressly intended to apply to any business proposed to be brought before an annual meeting of stockholders other than any proposal made in accordance with Rule 14a-8 under the Exchange Act and included in the Corporation’s proxy statement. In addition to the requirements of this Section 2.4 with respect to any business proposed to be brought before an annual meeting, each Proposing Person shall comply with all applicable requirements of the Exchange Act with respect to any such business. Nothing in this Section 2.4 shall be deemed to affect the rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.
(g)    For purposes of these bylaws, “public disclosure” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.
2.5    Notice of Nominations for Election to the Board.
(a)    Nominations of any person for election to the Board at an annual meeting or at a special meeting (but only if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting) may be made at such meeting only (i) by or at the direction of the Board, including by any committee or persons authorized to do so by the Board or these bylaws, or (ii) by a stockholder present in person (A) who was a record owner of shares of the Corporation both at the time of giving the notice provided for in this Section 2.5 and at the time of the meeting, (B) is entitled to vote at the meeting, and (C) has complied with this Section 2.5 as to such notice and nomination. For purposes of this Section 2.5, “present in person” shall mean that the stockholder proposing that the business be brought before the meeting of the Corporation, or a qualified representative of such stockholder, appear at such meeting. A “qualified representative” of such proposing stockholder shall be a duly authorized officer, manager or partner of such stockholder or any other person authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders. The foregoing clause (ii) shall be the exclusive means for a stockholder to make any nomination of a person or persons for election to the Board at an annual meeting or special meeting.
(b)   (i) Without qualification, for a stockholder to make any nomination of a person or persons for election to the Board at an annual meeting, the stockholder must (1) provide Timely Notice (as defined in Section 2.4) thereof in writing and in proper form to the Secretary of the Corporation, (2) provide the information, agreements and questionnaires with respect to such stockholder and its candidate for nomination as required to be set forth by this Section 2.5 and (3) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.5.

(ii)   Without qualification, if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling a special meeting, then for a stockholder to make any nomination of a person or persons for election to the Board at a special meeting, the stockholder must (i) provide Timely Notice thereof in writing and in proper form to the Secretary of the Corporation at the principal executive offices of the Corporation, (ii) provide the information with respect to such stockholder and its candidate for nomination as required by this Section 2.5 and (iii) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.5. To be timely, a stockholder’s notice for nominations to be made at a special meeting must be delivered to, or mailed and received at, the principal executive offices of the Corporation not earlier than the one hundred twentieth (120th) day prior to such special meeting and not later than the ninetieth (90th) day prior to such special meeting or, if later, the tenth (10th) day following the day on which public disclosure (as defined in Section 2.4) of the date of such special meeting was first made.
(iii)   In no event shall any adjournment or postponement of an annual meeting or special meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described above.
(iv)   In no event may a Nominating Person provide Timely Notice with respect to a greater number of director candidates than are subject to election by shareholders at the applicable meeting. If the Corporation shall, subsequent to such notice, increase the number of directors subject to election at the meeting, such notice as to any additional nominees shall be due on the later of (i) the conclusion of the time period for Timely Notice, (ii) the date set forth in Section 2.5(b)(ii) or (iii) the tenth day following the date of public disclosure (as defined in Section 2.4) of such increase.
(c)    To be in proper form for purposes of this Section 2.5, a stockholder’s notice to the Secretary of the Corporation shall set forth:
(i)   As to each Nominating Person (as defined below), the Stockholder Information (as defined in Section 2.4(c)(i), except that for purposes of this Section 2.5, the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(c)(i));
(ii)   As to each Nominating Person, any Disclosable Interests (as defined in Section 2.4(c)(ii), except that for purposes of this Section 2.5, the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(c)(ii) and the disclosure with respect to the business to be brought before the meeting in Section 2.4(c)(ii) shall be made with respect to the election of directors at the meeting); and
(iii)   As to each candidate whom a Nominating Person proposes to nominate for election as a director, (A) all information with respect to such candidate for nomination that would be required to be set forth in a stockholder’s notice pursuant to this Section 2.5 if such candidate for nomination were a Nominating Person, (B) all information relating to such candidate for nomination that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act (including such candidate’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (C) a description of any direct or indirect material interest in any material contract or agreement between or among any Nominating Person, on the one hand, and each candidate for nomination or his or her respective associates or any other participants in such solicitation, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such Nominating Person were the “registrant” for purposes of such rule and the candidate for nomination were a director or executive officer of such registrant and (D) a completed and signed questionnaire, representation and agreement as provided in Section 2.5(f).
For purposes of this Section 2.5, the term “Nominating Person” shall mean (i) the stockholder providing the notice of the nomination proposed to be made at the meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made, and (iii) any other participant in such solicitation.

(d)    A stockholder providing notice of any nomination proposed to be made at a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.5 shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive offices of the Corporation not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any nomination or to submit any new nomination.
(e)   In addition to the requirements of this Section 2.5 with respect to any nomination proposed to be made at a meeting, each Nominating Person shall comply with all applicable requirements of the Exchange Act with respect to any such nominations.
(f)   To be eligible to be a candidate for election as a director of the Corporation at an annual or special meeting, a candidate must be nominated in the manner prescribed in Section 2.5 and the candidate for nomination, whether nominated by the Board or by a stockholder of record, must have previously delivered (in accordance with the time period prescribed for delivery in a notice to such candidate given by or on behalf of the Board), to the Secretary of the Corporation at the principal executive offices of the Corporation, (i) a completed written questionnaire (in a form provided by the Corporation) with respect to the background, qualifications, stock ownership and independence of such proposed nominee and (ii) a written representation and agreement (in form provided by the Corporation) that such candidate for nomination (A) is not and, if elected as a director during his or her term of office, will not become a party to (1) any agreement, arrangement or understanding with, and has not given and will not give any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) or (2) any Voting Commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the Corporation, with such proposed nominee’s fiduciary duties under applicable law, (B) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation or reimbursement for service as a director that has not been disclosed to the Corporation and (C) if elected as a director of the Corporation, will comply with all applicable corporate governance, conflict of interest, confidentiality, stock ownership and trading and other policies and guidelines of the Corporation applicable to directors and in effect during such person’s term in office as a director (and, if requested by any candidate for nomination, the Secretary of the Corporation shall provide to such candidate for nomination all such policies and guidelines then in effect).
(g)    The Board may also require any proposed candidate for nomination as a Director to furnish such other information as may reasonably be requested by the Board in writing prior to the meeting of stockholders at which such candidate’s nomination is to be acted upon in order for the Board to determine the eligibility of such candidate for nomination to be an independent director of the Corporation in accordance with the Corporation’s corporate governance guidelines.
(h)    A candidate for nomination as a director shall further update and supplement the materials delivered pursuant to this Section 2.5, if necessary, so that the information provided or required to be provided pursuant to this Section 2.5 shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive offices of the Corporation (or any other office specified by the Corporation in any public announcement) not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any proposal or to submit any new proposal, including by changing or adding nominees, matters, business or resolutions proposed to be brought before a meeting of the stockholders.
(i)   No candidate shall be eligible for nomination as a director of the Corporation unless such candidate for nomination and the Nominating Person seeking to place such candidate’s name in nomination has complied with this Section 2.5. The presiding officer at the meeting shall, if the facts warrant, determine that a nomination was not properly made in accordance with Section 2.5, and if he or she should so determine, he or she shall so declare such determination to the meeting, the defective nomination shall be disregarded and any ballots cast for the candidate in question (but in the case of any form of ballot listing other qualified nominees, only the ballots cast for the nominee in question) shall be void and of no force or effect.
(j)   Notwithstanding anything in these bylaws to the contrary, no candidate for nomination shall be eligible to be seated as a director of the Corporation unless nominated and elected in accordance with Section 2.5.
2.6    Notice of Stockholders’ Meetings.
Unless otherwise provided by law, the Certificate of Incorporation or these bylaws, the notice of any meeting of stockholders shall be sent or otherwise given in accordance with Section 8.1 not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, if any, date and time of the meeting, the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.
2.7    Quorum.
Unless otherwise provided by law, the Certificate of Incorporation or these bylaws, the holders of a majority in voting power of the stock issued and outstanding and entitled to vote, present in person, or by remote communication, if applicable, or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, a quorum is not present or represented at any meeting of the stockholders, then either (i) the person presiding over the meeting or (ii) a majority in voting power of the stockholders entitled to vote at the meeting, present in person, or by remote communication, if applicable, or represented by proxy, shall have power to recess the meeting or adjourn the meeting from time to time in the manner provided in Section 2.8 until a quorum is present or represented. At any recessed or adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.
2.8    Adjourned Meeting; Notice.
When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At any adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for determination of stockholders entitled to vote is fixed for the adjourned meeting, the Board shall fix as the record date for determining stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote at the adjourned meeting, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such meeting as of the record date so fixed for notice of such adjourned meeting in accordance with Section 8.1.
2.9    Conduct of Business.
The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the person presiding over the meeting. The Board may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board, the person presiding over any meeting of stockholders shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures (which need not be in writing) and to do all such acts as, in the judgment of such presiding person, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the person presiding over the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present (including, without limitation, rules and procedures for removal of disruptive persons from the meeting); (iii) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the person presiding over the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. The presiding person at any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting (including, without limitation, determinations with respect to the administration and/or interpretation of any of the rules, regulations or procedures of the meeting, whether adopted by the Board or prescribed by the person presiding over the meeting), shall, if the facts warrant, determine and declare to the meeting that a matter of business was not properly brought before the meeting and if such presiding person should so determine, such presiding person shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board or the person presiding over the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.
2.10   Voting.
Except as may be otherwise provided in the Certificate of Incorporation, these bylaws or the DGCL, each stockholder shall be entitled to one (1) vote for each share of capital stock held by such stockholder.
Except as otherwise provided by the Certificate of Incorporation, at all duly called or convened meetings of stockholders at which a quorum is present, for the election of directors, a plurality of the votes cast shall be sufficient to elect a director. Except as otherwise provided by the Certificate of Incorporation, these bylaws, the rules or regulations of any stock exchange applicable to the Corporation, or applicable law or pursuant to any regulation applicable to the Corporation or its securities, each other matter presented to the stockholders at a duly called or convened meeting at which a quorum is present shall be decided by the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such matter.
2.11   Record Date for Stockholder Meetings and Other Purposes.
In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall, unless otherwise required by law, not be more than sixty (60) days nor less than ten (10) days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be the close of business on the next day preceding the day on which notice is first given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting; and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.
In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment or any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of capital stock, or for the purposes of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.
2.12   Proxies.
Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL. A proxy may be in the form of an electronic transmission which sets forth or is submitted with information from which it can be determined that the transmission was authorized by the stockholder.
2.13   List of Stockholders Entitled to Vote.
The Corporation shall prepare, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, that if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth (10th) day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the Corporation’s principal executive office. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 2.13 or to vote in person or by proxy at any meeting of stockholders.
2.14   Inspectors of Election.
Before any meeting of stockholders, the Corporation shall appoint an inspector or inspectors of election to act at the meeting or its adjournment and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If any person appointed as inspector or any alternate fails to appear or fails or refuses to act, then the person presiding over the meeting shall appoint a person to fill that vacancy.
Such inspectors shall:
(i)   determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting and the validity of any proxies and ballots;
(ii)   count all votes or ballots;
(iii)   count and tabulate all votes;
(iv)   determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspector(s); and
(v)   certify its or their determination of the number of shares represented at the meeting and its or their count of all votes and ballots.
Each inspector, before entering upon the discharge of the duties of inspector, shall take and sign an oath faithfully to execute the duties of inspection with strict impartiality and according to the best of such inspector’s ability. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein. The inspectors of election may appoint such persons to assist them in performing their duties as they determine.
2.15   Delivery to the Corporation.
Whenever this Article II requires one or more persons (including a record or beneficial owner of stock) to deliver a document or information to the Corporation or any officer, employee or agent thereof (including any notice, request, questionnaire, revocation, representation or other document or agreement), such document or information shall be in writing exclusively (and not in an electronic transmission) and shall be delivered exclusively by hand (including, without limitation, overnight courier service) or by certified or registered mail, return receipt requested, and the Corporation shall not be required to accept delivery of any document not in such written form or so delivered. For the avoidance of doubt, the Corporation expressly opts out of Section 116 of the DGCL with respect to the delivery of information and documents to the Corporation required by this Article II.
Article III — Directors
3.1    Powers.
Except as otherwise provided by the Certificate of Incorporation or the DGCL, the business and affairs of the Corporation shall be managed by or under the direction of the Board.
3.2    Number of Directors.
Subject to the Certificate of Incorporation, the number of directors constituting the whole Board shall be fixed exclusively by one or more resolutions adopted from time to time by the Board. No decrease in the number of directors shall shorten the term of any incumbent director. The directors shall be classified in the manner provided in the Certificate of Incorporation. Each director shall hold office until such time as provided in the Certificate of Incorporation.
3.3    Election, Qualification and Term of Office of Directors.
Except as provided in Section 3.5, and subject to the Certificate of Incorporation, each director, including a director elected to fill a vacancy or newly created directorship, shall hold office until the expiration of the term of the class, if any, for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation, disqualification, retirement or removal. Directors need not be stockholders or residents of the State of Delaware. The Certificate of Incorporation or these bylaws may prescribe qualifications for directors.

3.5   Resignation and Vacancies.   Any director may resign at any time upon notice given in writing or by electronic transmission to the Corporation. The resignation shall take effect at the time specified therein or upon the happening of an event specified therein, and if no time or event is specified, at the time of its receipt. When one or more directors so resigns and the resignation is effective at a future date or upon the happening of an event to occur on a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in Section 3.3.
Unless otherwise provided in the Certificate of Incorporation or these bylaws, vacancies resulting from the death, resignation, disqualification or removal of any director, and newly created directorships resulting from any increase in the authorized number of directors shall be filled only by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.
3.6   Place of Meetings; Meetings by Telephone.
The Board may hold meetings, both regular and special, either within or outside the State of Delaware. Unless otherwise restricted by the Certificate of Incorporation or these bylaws, members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting pursuant to this bylaw shall constitute presence in person at the meeting.
3.7   Regular Meetings.
Regular meetings of the Board may be held within or outside the State of Delaware and at such time and at such place as which has been designated by the Board and publicized among all directors, either orally or in writing, by telephone, including a voice-messaging system or other system designed to record and communicate messages, facsimile, telegraph or telex, or by electronic mail or other means of electronic transmission. No further notice shall be required for regular meetings of the Board.
3.8   Special Meetings; Notice.
Special meetings of the Board for any purpose or purposes may be called at any time by the Chairperson of the Board, the Chief Executive Officer, the President or the Secretary of the Corporation or a majority of the total number of directors constituting the Board.
Notice of the time and place of special meetings shall be:
(i)   delivered personally by hand, by courier or by telephone;
(ii)   sent by United States first-class mail, postage prepaid;
(iii)   sent by facsimile or electronic mail; or
(iv)   sent by other means of electronic transmission,
directed to each director at that director’s address, telephone number, or electronic mail address, or other address for electronic transmission, as the case may be, as shown on the Corporation’s records.
If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or electronic mail, or (iii) sent by other means of electronic transmission, it shall be delivered or sent at least twenty-four (24) hours before the time of the holding of the meeting. If the notice is sent by U.S. mail, it shall be deposited in the U.S. mail at least four (4) days before the time of the holding of the meeting. The notice need not specify the place of the meeting (if the meeting is to be held at the Corporation’s principal executive office) nor the purpose of the meeting.
3.9    Quorum.
At all meetings of the Board, unless otherwise provided by the Certificate of Incorporation, a majority of the total number of directors shall constitute a quorum for the transaction of business; provided that, solely for the purposes of filling vacancies pursuant to Section 3.04, a meeting of the Board of Directors may be held if a majority of the Directors then in office participate in such meeting. The affirmative vote of a majority of the directors present at any meeting of the Board at which a quorum is present shall be the act of the Board, except as may be otherwise specifically required by applicable law, the Certificate of Incorporation or these bylaws. If a quorum is not present at any meeting of the Board, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.
3.10   Chairperson.
The Board may appoint from its members a chairperson (the “Chairperson”). Meetings of the Board shall be presided over by the Chairperson, or in his or her absence by the person whom the Chairperson shall designate, or in the absence of the foregoing persons by a chairperson chosen at the meeting by the affirmative vote of a majority of the directors present at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence, the chairperson of the meeting may appoint any person to act as secretary of the meeting.
3.11   Board Action without a Meeting.
Unless otherwise restricted by the Certificate of Incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission. After an action is taken, the consent or consents relating thereto shall be filed with the minutes of the proceedings of the Board, or the committee thereof, in the same paper or electronic form as the minutes are maintained. Such action by written consent or consent by electronic transmission shall have the same force and effect as a unanimous vote of the Board.
3.12   Fees and Compensation of Directors.
Unless otherwise restricted by the Certificate of Incorporation or these bylaws, the Board shall have the authority to fix the compensation, including fees and reimbursement of expenses, of directors for services to the Corporation in any capacity. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Any director may decline any or all such compensation payable to such director in his or her discretion.
Article IV — Committees
4.1   Committees of Directors.
The Board may designate one (1) or more committees, each committee to consist of one (1) or more of the directors of the Corporation. The Board may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board or in these bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopt, amend or repeal any bylaw of the Corporation.
4.2   Committee Minutes.
Each committee shall keep regular minutes of its meetings and report the same to the Board when required.
4.3   Meetings and Actions of Committees.
Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:

(i)   Section 3.5 (place of meetings; meetings by telephone);
(ii)    Section 3.6 (regular meetings);
(iii)   Section 3.7 (special meetings; notice);
(iv)   Section 3.9 (board action without a meeting); and
(v)    Section 7.13 (waiver of notice),
with such changes in the context of these bylaws as are necessary to substitute the committee and its members for the Board and its members; provided, however, that:
(i)   the time of regular meetings of committees may be determined either by resolution of the Board or by resolution of the committee;
(ii)    special meetings of committees may also be called by resolution of the Board or the chairperson of the applicable committee; and
(iii)   the Board may adopt rules for the governance of any committee to override the provisions that would otherwise apply to the committee pursuant to this Section 4.3, provided that such rules do not violate the provisions of the Certificate of Incorporation or applicable law.
4.4   Subcommittees.
Unless otherwise provided in the Certificate of Incorporation, these bylaws or the resolutions of the Board designating the committee, a committee may create one (1) or more subcommittees, each subcommittee to consist of one (1) or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.
Article V — Officers
5.1    Officers.
The officers of the Corporation shall include a Chief Executive Officer, a President and a Secretary. The Corporation may also have, at the discretion of the Board, a Chairperson of the Board, a Vice Chairperson of the Board, a Chief Financial Officer, a Chief Operating Officer, a Treasurer, one (1) or more Vice Presidents, one (1) or more Assistant Vice Presidents, one (1) or more Assistant Treasurers, one (1) or more Assistant Secretaries, and any such other officers as may be appointed in accordance with the provisions of these bylaws. Any number of offices may be held by the same person. No officer need be a stockholder or director of the Corporation. Each officer of the Corporation shall hold office for such term as may be prescribed by the Board of Directors and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.
5.2    Appointment of Officers.
The Board shall appoint the officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3.
5.3    Subordinate Officers.
The Board may appoint, or empower the Chief Executive Officer of the Corporation or, in the absence of a Chief Executive Officer of the Corporation, the President of the Corporation, to appoint, such other officers and agents as the business of the Corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the Board may from time to time determine.
5.4   Removal and Resignation of Officers.
Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board or, except in the case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board.

Any officer may resign at any time by giving written notice (email being sufficient) to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. If a resignation is made effective at a later date and the Corporation accepts the future effective date, the Board may fill the pending vacancy before the effective date if the Board provides that the successor shall not take office until the effective date. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.
5.5    Vacancies in Offices.
Any vacancy occurring in any office of the Corporation shall be filled by the Board or as provided in Section 5.2.
5.6    Representation of Shares of Other Corporations.
The Chairperson of the Board, the Chief Executive Officer, or the President of the Corporation, or any other person authorized by the Board, the Chief Executive Officer or the President, is authorized to vote, represent and exercise on behalf of this Corporation all rights incident to any and all shares or voting securities of any other corporation or other person standing in the name of this Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.
5.7    Authority and Duties of Officers.
All officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be provided herein or designated from time to time by the Board and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board.
5.8    Compensation.
The compensation of the officers of the Corporation for their services as such shall be fixed from time to time by or at the direction of the Board. An officer of the Corporation shall not be prevented from receiving compensation by reason of the fact that he or she is also a director of the Corporation.
Article VI — Records
A stock ledger consisting of one or more records in which the names of all of the Corporation’s stockholders of record, the address and number of shares registered in the name of each such stockholder, and all issuances and transfers of stock of the corporation are recorded in accordance with Section 224 of the DGCL shall be administered by or on behalf of the Corporation. Any records administered by or on behalf of the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or by means of, or be in the form of, any information storage device, or method, or one or more electronic networks or databases (including one or more distributed electronic networks or databases), provided that the records so kept can be converted into clearly legible paper form within a reasonable time and, with respect to the stock ledger, that the records so kept (i) can be used to prepare the list of stockholders specified in Sections 219 and 220 of the DGCL, (ii) record the information specified in Sections 156, 159, 217(a) and 218 of the DGCL, and (iii) record transfers of stock as governed by Article 8 of the Uniform Commercial Code as adopted in the State of Delaware.
Article VII — General Matters
7.1    Execution of Corporate Contracts and Instruments.
The Board, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances.

7.2    Stock Certificates.
The shares of the Corporation shall be represented by certificates or shall be uncertificated. Certificates for the shares of stock, if any, shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock represented by a certificate shall be entitled to have a certificate signed by, or in the name of the Corporation by, any two officers authorized to sign stock certificates representing the number of shares registered in certificate form. The Chairperson or Vice Chairperson of the Board, the Chief Executive Officer, the President, Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Corporation shall be specifically authorized to sign stock certificates. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.
The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the Corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the Corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.
7.3    Special Designation of Certificates.
If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or on the back of the certificate that the Corporation shall issue to represent such class or series of stock (or, in the case of uncertificated shares, set forth in a notice provided pursuant to Section 151 of the DGCL); provided, however, that except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements, there may be set forth on the face of back of the certificate that the Corporation shall issue to represent such class or series of stock (or, in the case of any uncertificated shares, included in the aforementioned notice) a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.
7.4    Lost Certificates.
Except as provided in this Section 7.4, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and cancelled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.
7.5   Shares Without Certificates
The Corporation may adopt a system of issuance, recordation and transfer of its shares of stock by electronic or other means not involving the issuance of certificates, provided the use of such system by the Corporation is permitted in accordance with applicable law.
7.6   Construction; Definitions.
Unless the context requires otherwise, the general provisions, rules of construction and definitions in the DGCL shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural and the plural number includes the singular.

7.7    Dividends.
The Board, subject to any restrictions contained in either (i) the DGCL or (ii) the Certificate of Incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property or in shares of the Corporation’s capital stock.
The Board may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.
7.8    Fiscal Year.
The fiscal year of the Corporation shall be fixed by resolution of the Board and may be changed by the Board.
7.9    Seal.
The Corporation may adopt a corporate seal, which shall be adopted and which may be altered by the Board. The Corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.
7.10   Transfer of Stock.
Shares of the stock of the Corporation shall be transferable in the manner prescribed by law and in these bylaws. Shares of stock of the Corporation shall be transferred on the books of the Corporation only by the holder of record thereof or by such holder’s attorney duly authorized in writing, upon surrender to the Corporation of the certificate or certificates representing such shares endorsed by the appropriate person or persons (or by delivery of duly executed instructions with respect to uncertificated shares), with such evidence of the authenticity of such endorsement or execution, transfer, authorization and other matters as the Corporation may reasonably require, and accompanied by all necessary stock transfer stamps. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing the names of the persons from and to whom it was transferred.
7.11   Stock Transfer Agreements.
The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes or series of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.
7.12   Registered Stockholders.
The Corporation:
(i)   shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner; and
(ii)   shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.
7.13   Waiver of Notice.
Whenever notice is required to be given under any provision of the DGCL, the Certificate of Incorporation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate of Incorporation or these bylaws.
Article VIII — Notice
8.1   Delivery of Notice; Notice by Electronic Transmission.
Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under any provisions of the DGCL, the Certificate of Incorporation, or these bylaws may be given in writing directed to the stockholder’s mailing address (or by electronic transmission directed to the stockholder’s electronic mail address, as applicable) as it appears on the records of the Corporation and shall be given (1) if mailed, when the notice is deposited in the U.S. mail, postage prepaid, (2) if delivered by courier service, the earlier of when the notice is received or left at such stockholder’s address or (3) if given by electronic mail, when directed to such stockholder’s electronic mail address unless the stockholder has notified the Corporation in writing or by electronic transmission of an objection to receiving notice by electronic mail. A notice by electronic mail must include a prominent legend that the communication is an important notice regarding the Corporation.
Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under any provision of the DGCL, the Certificate of Incorporation or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice or electronic transmission to the Corporation. Notwithstanding the provisions of this paragraph, the Corporation may give a notice by electronic mail in accordance with the first paragraph of this section without obtaining the consent required by this paragraph.
Any notice given pursuant to the preceding paragraph shall be deemed given:
(i)
if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

(ii)
if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and

(iii)
if by any other form of electronic transmission, when directed to the stockholder.

Notwithstanding the foregoing, a notice may not be given by an electronic transmission from and after the time that (1) the Corporation is unable to deliver by such electronic transmission two (2) consecutive notices given by the Corporation and (2) such inability becomes known to the Secretary or an Assistant Secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice; provided, however, that the inadvertent failure to discover such inability shall not invalidate any meeting or other action.
An affidavit of the Secretary or an Assistant Secretary of the Corporation or of the transfer agent or other agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.
Article IX — Indemnification
9.1    Indemnification of Directors and Officers.
The Corporation shall indemnify and hold harmless, to the fullest extent permitted by the DGCL or any other applicable law, as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while serving as a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or non-profit entity, including service with respect to employee benefit plans (hereinafter, an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as director, officer, employee, or agent, or in any other capacity while serving as director, officer, employee or agent, against all liability and loss suffered and expenses (including attorneys’ fees, judgments, fines ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred by such indemnitee in connection with any such Proceeding; provided that such indemnitee acted in good faith and in a manner such indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such indemnitee’s conduct was unlawful. Notwithstanding the preceding sentence, except as otherwise provided in Section 9.4, the Corporation shall be required to indemnify a person in connection with a Proceeding initiated by such indemnitee only if the Proceeding was authorized in the specific case by the Board.
9.2   Indemnification of Others.
The Corporation shall have the power to indemnify and hold harmless, to the fullest extent permitted by the DGCL or any other applicable law, as it presently exists or may hereafter be amended, any employee or agent of the Corporation who was or is made or is threatened to be made a party or is otherwise involved in any Proceeding by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was an employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses reasonably incurred by such person in connection with any such Proceeding.
9.3   Prepayment of Expenses.
In addition to the obligation to indemnify conferred in Section 9.1 hereof, the Corporation shall to the fullest extent not prohibited by the DGCL or any other applicable law pay the expenses (including attorneys’ fees) incurred by any indemnitee, and may pay the expenses incurred by any employee or agent of the Corporation, in defending any Proceeding in advance of its final disposition; provided, however, that such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by or on behalf of the person to repay all amounts advanced if it should be ultimately determined that the person is not entitled to be indemnified under this Article IX or otherwise. Notwithstanding the preceding sentence, except as otherwise provided in Section 9.4, the Corporation shall be required to advance expenses to a person in connection with a Proceeding initiated by such indemnitee only if the Proceeding was authorized in the specific case by the Board.
9.4   Determination; Claim.
If a claim for indemnification (following the final disposition of such Proceeding) under this Article IX is not paid in full within sixty (60) days, or a claim for advancement of expenses under this Article IX is not paid in full within thirty (30) days, after a written claim therefor has been received by the Corporation the indemnitee may thereafter (but not before) file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by law. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.
9.5   Non-Exclusivity of Rights.
The rights to indemnification and advancement of expenses conferred on any person by this Article IX shall not be exclusive of any other rights which such person may have or hereafter acquire under law, the Certificate of Incorporation, these bylaws, an agreement, vote of stockholders or disinterested directors, or otherwise.
9.6   Insurance.
The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust enterprise or non-profit entity against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of the DGCL.
9.7   Other Indemnification.
The Corporation’s obligation, if any, to indemnify or advance expenses to any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or non-profit entity shall be reduced by any amount such person may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.
9.8   Continuation of Indemnification.
The rights to indemnification and to prepayment of expenses conferred by this Article IX shall be contract rights and shall continue notwithstanding that the person has ceased to be a director or officer of the Corporation and shall inure to the benefit of his or her heirs, executors, administrators, legatees and distributees.
9.9   Amendment or Repeal; Interpretation.
The provisions of this Article IX shall constitute a contract between the Corporation, on the one hand, and, on the other hand, each individual who serves or has served as a director or officer of the Corporation (whether before or after the adoption of these bylaws), in consideration of such person’s performance of such services, and pursuant to this Article IX the Corporation intends to be legally bound to each such current or former director or officer of the Corporation. With respect to current and former directors and officers of the Corporation, the rights conferred under this Article IX are present contractual rights and such rights are fully vested, and shall be deemed to have vested fully, immediately upon adoption of theses bylaws. With respect to any directors or officers of the Corporation who commence service following adoption of these bylaws, the rights conferred under this provision shall be present contractual rights and such rights shall fully vest, and be deemed to have vested fully, immediately upon such director or officer commencing service as a director or officer of the Corporation. Any repeal or modification of the foregoing provisions of this Article IX shall be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and shall not in any way diminish or adversely affect any right or protection (i) hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or amendment or (ii) under any agreement providing for indemnification or advancement of expenses to an officer or director of the Corporation in effect prior to the time of such repeal or modification.
Any reference to an officer of the Corporation in this Article IX shall be deemed to refer exclusively to the Chief Executive Officer, the President and the Secretary of the Corporation, or other officer of the Corporation appointed by (x) the Board pursuant to Article V or (y) an officer to whom the Board has delegated the power to appoint officers pursuant to Article V, and any reference to an officer of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall be deemed to refer exclusively to an officer appointed by the board of directors (or equivalent governing body) of such other entity pursuant to the certificate of incorporation and bylaws (or equivalent organizational documents) of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. The fact that any person who is or was an employee of the Corporation or an employee of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise has been given or has used the title of “Vice President” or any other title that could be construed to suggest or imply that such person is or may be an officer of the Corporation or of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall not result in such person being constituted as, or being deemed to be, an officer of the Corporation or of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise for purposes of this Article IX.
Article X — Amendments
The Board is expressly empowered to adopt, amend or repeal the bylaws of the Corporation. The stockholders also shall have power to adopt, amend or repeal the bylaws of the Corporation; provided, however, that such action by stockholders shall require, in addition to any other vote required by the

Certificate of Incorporation or applicable law, the affirmative vote of the holders of at least two-thirds (66 and 2/3%) of the voting power of all the then-outstanding shares of voting stock of the Corporation with the power to vote generally in an election of directors, voting together as a single class.
Article XI — Definitions
As used in these bylaws, unless the context otherwise requires, the following terms shall have the following meanings:
An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.
An “electronic mail” means an electronic transmission directed to a unique electronic mail address (which electronic mail shall be deemed to include any files attached thereto and any information hyperlinked to a website if such electronic mail includes the contact information of an officer or agent of the Corporation who is available to assist with accessing such files and information).
An “electronic mail address” means a destination, commonly expressed as a string of characters, consisting of a unique user name or mailbox (commonly referred to as the “local part” of the address) and a reference to an internet domain (commonly referred to as the “domain part” of the address), whether or not displayed, to which electronic mail can be sent or delivered.
The term “person” means any individual, general partnership, limited partnership, limited liability company, corporation, trust, business trust, joint stock company, joint venture, unincorporated association, cooperative or association or any other legal entity or organization of whatever nature, and shall include any successor (by merger or otherwise) of such entity.

Infrared Cameras Holdings, Inc.
Certificate of Amendment and Restatement of Bylaws

The undersigned hereby certifies that [he] is the duly elected, qualified, and acting Secretary of Infrared Cameras Holdings, Inc., a Delaware corporation (the “Corporation”), and that the attached bylaws are a true and correct copy of the bylaws of the Corporation in effect as of the date of this certificate.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand this [•].
Name:
Title:

Annex D
Execution Copy
SPONSOR LETTER AGREEMENT
This SPONSOR LETTER AGREEMENT (this “Agreement”), dated as of December 5, 2022, is made by and among SportsMap Tech Acquisition Corp., a Delaware corporation (“SportsMap”), Infrared Cameras Holdings, Inc., a Delaware corporation (the “Company”), SportsMap, LLC, a Delaware limited liability company (the “Sponsor”), and each undersigned party identified as an insider on the signature page hereto (collectively, the “Insiders”). SportsMap, the Company, the Insiders and the Sponsor shall be referred to herein from time to time collectively as the “Parties” and each individually as a “Party”. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Business Combination Agreement (as defined below).
RECITALS
A.   Contemporaneously with the execution and delivery of this Agreement, SportsMap, the Company and ICH Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of SportsMap (“Merger Sub”), entered into that certain Business Combination Agreement, dated as of the date hereof (as it may be amended, restated or otherwise modified from time to time in accordance with its terms, the “Business Combination Agreement”).
B.   As of the date hereof, each of Sponsor and the Insiders is the holder of record and beneficial owner of, and has voting power (including, without limitation, by proxy or power of attorney) and dispositive power over, the issued and outstanding equity securities of SportsMap as set forth opposite such Sponsor or Insider’s name on Schedule I (the “Shares” together with any warrants or other equity securities of SportsMap that such Party holds of record or beneficially, as of the date of this Agreement, or acquires record or beneficial ownership of after the date hereof, collectively, the “Securities”).
C.   As a condition to the willingness of the Company to enter into the Business Combination Agreement, and as an inducement and in consideration therefor, and in view of the valuable consideration to be received by Sponsor and the Insiders thereunder, and the expenses and efforts to be undertaken by SportsMap and the Company to consummate the Transactions, SportsMap, the Company, Sponsor and the Insiders desire to enter into this Agreement and agree to certain matters as set forth herein.
AGREEMENT
NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, each intending to be legally bound, hereby agree as follows:
1.   Agreement to Vote.   Each of the Sponsor and each Insider hereby irrevocably and unconditionally agrees, with respect to all of the Securities (as defined below) of such Person, during the Term:
(a)   at any meeting of the shareholders of SportsMap or any class or series thereof, and in any action by written consent or resolution of the shareholders of SportsMap, to be present for such meeting (in person or by proxy), or otherwise cause its Securities to be counted as present thereat for purposes of establishing a quorum and to vote or provide consent (or cause to be voted or consented and to the extent such Shares have voting rights) in person or by proxy, all of such Party’s Securities: (i) to approve and adopt the Transaction Proposals and the Transactions; (ii) in favor of any actions required or otherwise sought in furtherance of the Merger, the Company Note Conversion, the transactions contemplated by the Business Combination Agreement and the Ancillary Documents, and any amendments to the Company’s Governing Documents required pursuant to the terms of the Business Combination Agreement; (iii) against, and withhold consent with respect to, (A) any SportsMap Acquisition Proposal and any and all other proposals for any merger, consolidation, tender or exchange offer, reorganization, recapitalization, liquidation, purchase of assets or securities, or other business combination transaction or acquisition proposal involving SportsMap (other than the Business Combination Agreement and the Transactions), or (B) other matter, action or proposal that would reasonably be expected to (1) materially delay or impair the ability of the Company, SportsMap and Merger Sub to consummate the Merger, the Business Combination Agreement or any of the Transactions, (2) be materially inconsistent with the Business Combination Agreement or the Ancillary Documents, or (3) result in a breach of any of the SportsMap’s or Merger Sub’s covenants, agreements or obligations under the Business Combination Agreement or in any of the conditions to the Closing set forth in the Business Combination Agreement not being satisfied; (iv) against, and withhold consent with respect to, any other matter, action or proposal any other action or proposal involving any company that would prevent, materially impede, materially interfere with, materially delay, materially postpone or materially adversely affect the Transactions or would reasonably be expected to result in any of the conditions to the Closing under the Business Combination Agreement not being fulfilled; and (v) in favor of any proposal to adjourn or postpone such meeting of the stockholders of SportsMap to a later date if there are not sufficient votes to approve and adopt the Business Combination Agreement and/or if there are not sufficient shares present in person or by proxy at such meeting of the stockholders of SportsMap to constitute a quorum;
(b)   to refrain from redeeming, electing to redeem or tendering or submitting any of its Securities for redemption in connection with such stockholder approval, the Merger or any other transactions contemplated by the Business Combination Agreement;
(c)   to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary or as shall be reasonably requested by the Company or SportsMap in order to effect the Merger, the Company Note Conversion and the transactions contemplated by the Business Combination Agreement and any Ancillary Documents, including the Transactions, including, without limitation, executing and delivering all additional documentation so required or requested, including any applicable Ancillary Documents to be executed by such Person pursuant to the Business Combination Agreement, in each case referred to in this clause (b), on the terms and subject to the conditions set forth in this Agreement, the Business Combination Agreement and the Ancillary Documents; and
(d)   without limiting Sections 1(a) and 1(c) above, to, to the extent required, approve and consent to and, if applicable, participate in, the conversion of the Company Convertible Notes and any other Company convertible debt, in each case, at the applicable conversion ratio (including any accrued or declared but unpaid dividends or interest) in accordance with their respective terms immediately prior to the Effective Time as contemplated by the Business Combination Agreement.
The obligations of the Sponsor and each Insider specified in this Section 1 shall apply whether or not the Merger, any of the transactions contemplated by the Business Combination Agreement or any action described above is recommend by SportsMap’s board of directors. Any vote cast or consent given (or withheld) pursuant to this Section 1 shall be cast, or consent shall be given (or withheld), in accordance with such procedures relating thereto as shall ensure that it is duly counted for purposes of determining that a quorum is present and for purposes of recording in accordance herewith the results of such vote or consent. Sponsor and each Insider hereby agrees that it shall not commit or agree to take any action inconsistent with the foregoing.
2.   Waiver of Anti-dilution Protection.   Each of the Sponsor and each Insider hereby irrevocably (i) waives, subject to, and conditioned upon, the occurrence of the Closing, to the fullest extent permitted by law and the certificate of incorporation of SportsMap, and (ii) agrees not to assert or perfect, any rights to adjustment or other anti-dilution protections in connection with the transactions contemplated by the Business Combination Agreement.
3.   Transfer of Securities.
(a)   Sponsor and each Insider agrees, as to itself, that during the Term it shall not, and shall cause its Affiliates not to, without SportsMap’s and the Company’s prior written consent, (i) offer for sale, sell (including short sales), transfer, tender, pledge, encumber, assign or otherwise dispose of (including by gift) (collectively, a “Transfer”), or enter into any contract, option, derivative, hedging or other agreement or arrangement or understanding (including any profit-sharing arrangement) with respect to, or consent to, a Transfer of, any or all of such Party’s Securities, (ii) grant any proxies or powers of attorney with respect to any or all of such Party’s Securities, (iii) permit to exist any lien of any nature whatsoever (other than those imposed by (A) this Agreement, (B) the SportsMap Organizational Documents, (C) the Business Combination Agreement and (D) any applicable securities Laws, and, with respect to Sponsor only, (y) the Letter Agreement dated October 18, 2021 (the “Insider Letter”), between SportsMap, the Sponsor, the Insiders and Roth Capital Partners, LLC, and (z) the Investment Management Trust Agreement dated October 18, 2021, between SportsMap and Continental Stock Transfer & Trust Company, in each case, as in effect on the date hereof), with respect to any or all of such Party’s Securities, (iv) deposit any of Sponsor’s or such Insider’s Securities in a voting trust or subject any of such Party’s Securities to any arrangement or agreement with respect to the voting of such Securities (except as provided in this Agreement), or (v) commit or agree, directly or indirectly, or publicly announce any intention, to take any of the foregoing actions. Sponsor and each Insider agree with, and covenant to, SportsMap and the Company that such Party shall not request that SportsMap register the Transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of such Party’s Securities during the Term in contravention of this Section 3(a). Nothing in this Agreement shall prohibit the direct or indirect Transfer of equity or other interests in Sponsor.
(b)   Permitted Transfers.   Section 3(a) shall not prohibit a Transfer of Securities by any Insider (i) to any family member or trust for the benefit of any family member, (ii) to any stockholder, member or partner of such Party, if an entity, (iii) to any Affiliate of such Person, or (iv) to any person or entity if and to the extent required by any non-consensual Order, by divorce decree or by will, intestacy or other similar applicable Law, so long as, in the case of the foregoing clauses (i), (ii), (iii) and (iv), the assignee or transferee agrees to be bound by the terms of this Agreement and executes and delivers to the parties hereto a joinder memorializing such agreement.
(c)   In furtherance of the foregoing, SportsMap hereby agrees to (i) place a revocable stop order on all Securities subject to Section 3, including those which may be covered by a registration statement, and (ii) notify SportsMap’s transfer agent in writing of such stop order and the restrictions on such Securities under Section 3 and direct SportsMap’s transfer agent not to process any attempts by the Sponsor or any Insider to Transfer any Securities except in compliance with Section 3; for the avoidance of doubt, the obligations of SportsMap under this Section 3(b) shall be deemed to be satisfied by the existence of any similar stop order and restrictions currently existing on the Securities.
4.   Other Covenants.
(a)   The Sponsor and each Insider hereby agrees to be bound by and subject to (i) Section 5.3 (Confidentiality and Access to Information) and Section 5.4 (Public Announcements) of the Business Combination Agreement to the same extent as such provisions apply to the parties to the Business Combination Agreement, as if the Sponsor is directly a party thereto, and (ii) Section 5.6 (Exclusive Dealing), Section 5.8 (SportsMap Stockholder Approval) and Section 5.9 (Conduct of Business of SportsMap) of the Business Combination Agreement to the same extent as such provisions apply to SportsMap, as if the Sponsor is directly party thereto. Sponsor and each Insider hereby authorize the Company and SportsMap to publish and disclose in any announcement or disclosure, in each case, required by the SEC or Nasdaq (including all documents and schedules filed with the SEC in connection with the foregoing, including the Proxy Statement), Sponsor’s and such Insider’s identity and ownership of the Securities and the nature of such Party’s commitments and agreements under this Agreement, the Business Combination Agreement and any other Ancillary Documents to the extent such disclosure is required by applicable securities laws, the SEC or Nasdaq.
(b)   The Sponsor and each Insider acknowledge and agrees that the Company is entering into the Business Combination Agreement in reliance upon the Sponsor and each Insider entering into this Agreement and agreeing to be bound by, and perform, or otherwise comply with, as applicable, the agreements, covenants and obligations contained in this Agreement and but for the Sponsor and each Insider entering into this Agreement and agreeing to be bound by, and perform, or otherwise comply with, as applicable, the agreements, covenants and obligations contained in this Agreement, the Company would not have entered into, or agreed to consummate the transactions contemplated by, the Business Combination Agreement.
(c)   Sponsor and each Insider hereby agrees, (i) except for transfers expressly permitted by, and effected in accordance with, Section 3 hereof, not to deposit, and to cause its Affiliates not to deposit, except as provided in this Agreement, any Securities owned by such Person or its Affiliates in a voting trust or subject any Securities to any arrangement or agreement with respect to the voting of such Securities, unless specifically requested to do so by the Company and SportsMap in connection with the Business Combination Agreement, the Ancillary Documents and any of the Transactions, (ii) not to, and to cause its Affiliates not to, bring, commence, institute, join in, maintain, voluntarily aid, finance, facilitate, assist, encourage or prosecute, and to take, and to cause its Affiliates to take, all actions necessary to opt out of any class in any class action with respect to, any claim, appeal, litigation, arbitration, derivative, proceeding or otherwise, against SportsMap, Merger Sub, the Company or any of their respective successors or directors (A) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement, or (B) alleging a breach of any fiduciary duty of any Person (including the board of directors of SportsMap or any member or committee thereof) in connection with the evaluation, negotiation or entry into the Business Combination Agreement or the Transactions, and (iii) to refrain from exercising any dissenters’ rights or rights of appraisal under applicable Law at any time with respect to the Merger, the Business Combination Agreement, the Ancillary Documents and any of the Transactions, including pursuant to the DGCL.
(d)   Changes to Securities.   In the event of a stock dividend or distribution, or any change in the shares of capital stock of SportsMap by reason of any stock dividend or distribution, stock split, recapitalization, combination, conversion, exchange of shares or the like, the term “Securities” shall be deemed to refer to and include the Securities as well as all such stock dividends and distributions and any securities into which or for which any or all of the Securities may be changed or exchanged or which are received in such transaction. Sponsor and each Insider agrees to, during the Term, notify SportsMap and the Company promptly in writing of the number and type of any changes to Sponsor’s or such Insider’s ownership of or voting control with respect to Securities or upon such Party’s acquisition of, or commitment to acquire, any additional Securities. For the avoidance of doubt, if, during the Term, Sponsor or any Insider acquires ownership or voting control with respect to any additional Securities, then such Securities shall be subject to the terms of this Agreement to the same extent as if they had constituted Shares owned by Sponsor or such Insider as of the date hereof.
(e)   Compliance with Business Combination Agreement.   Sponsor and each Insider agree that it shall use its commercially reasonable efforts to cooperate with SportsMap and the Company to effect the Merger and all other Transactions contemplated by the Business Combination Agreement and the Ancillary Documents.
(f)   Proxy Statement.   During the Term, Sponsor and each Insider agree to provide to SportsMap, the Company and their respective Representatives any information regarding Sponsor and such Insider or the Securities that is reasonably requested by SportsMap, the Company or their respective Representatives for inclusion in the Proxy Statement.
(g)   Letter Agreement.   During the Term, the Sponsor and each Insider agree not to amend, supplement, restate or otherwise modify or terminate, or take any action in violation of, the terms of the Insider Letter.
5.   Representations and Warranties.   Each of Sponsor and each Insider hereby represents and warrants as of the date hereof to SportsMap and the Company (solely with respect to itself, himself or herself and not with respect to any other Person) as follows:
(a)   Binding Agreement.   Such Person (i) if a natural person, is of legal age to execute this Agreement and is legally competent to do so and (ii) if not a natural person, is (A) a corporation,

limited liability company, company or partnership duly organized and validly existing under the laws of the jurisdiction of its organization and (B) has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. If such Person is not a natural person, the execution and delivery of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby by such Person has been duly authorized by all necessary corporate, limited liability or partnership action on the part of such Person, as applicable. This Agreement, assuming due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditor’s rights, and to general equitable principles). Such Person understands and acknowledges that the Company is entering into the Business Combination Agreement in reliance upon the execution and delivery of this Agreement by such Person.
(b)   Ownership of Securities.   As of the date hereof, such Person has beneficial ownership over the type and number of the Securities set forth opposite such Person’s name on Schedule I hereto, as applicable, is the lawful owner of such Securities, has the sole power to vote or cause to be voted such Securities (to the extent such Securities have associated voting rights), and has good and valid title to such Securities, free and clear of any and all pledges, mortgages, encumbrances, charges, proxies, voting agreements, liens, adverse claims, options, security interests and demands of any nature or kind whatsoever, other than those imposed by, (i) this Agreement, (ii) the SportsMap Organizational Documents, (iii) the Business Combination Agreement and (iv) any applicable securities Laws, and, with respect to Sponsor only, (x) the Letter Agreement dated October 18, 2021, between SportsMap and the Sponsor, and (y) the Investment Management Trust Agreement dated October 18, 2021, between SportsMap and Continental Stock Transfer & Trust Company, in each case, as in effect on the date hereof. Except for the Securities set forth opposite such Person’s name on Schedule I hereto, as of the date of this Agreement, such Person is not a beneficial owner or record holder of any: (i) equity securities of SportsMap, (ii) securities of SportsMap having the right to vote on any matters on which the holders of equity securities of SportsMap may vote or which are convertible into or exchangeable for, at any time, equity securities of SportsMap or (iii) options, warrants or other rights to acquire from SportsMap any equity securities or securities convertible into or exchangeable for equity securities of SportsMap.
(c)   No Conflicts.   No filing with, or notification to, any Governmental Entity, and no consent, approval, authorization or permit of any other person is necessary for the execution of this Agreement by such Person, the performance of its obligations hereunder or the consummation by it of the transactions contemplated hereby. None of the execution and delivery of this Agreement by such Person, the performance of its obligations hereunder or the consummation by it of the transactions contemplated hereby shall (i) conflict with or result in any breach of the certificate of incorporation, bylaws or other comparable organizational documents of SportsMap or such Person, if applicable, (ii) result in, or give rise to, a violation or breach of or a default under any of the terms of any Contract or obligation to which such Person is a party or by which such Person or any of the Securities or its other assets may be bound, or (iii) violate any applicable Law or Order applicable to such Person, except for any of the foregoing in clauses (i) through (iii) as would not reasonably be expected to impair such Person’s ability to perform its obligations under this Agreement in any material respect.
(d)   No Inconsistent Agreements.   Such Person hereby covenants and agrees that, except for this Agreement, which will be terminated at the Closing, such Person (i) has not entered into, and will not enter into at any time while this Agreement remains in effect, any voting agreement or voting trust with respect to the Securities inconsistent with such Person’s obligations pursuant to this Agreement, (ii) has not granted and will not grant at any time while this Agreement remains in effect, a proxy, a consent or power of attorney with respect to the Securities, and (iii) has not entered into any agreement or knowingly taken any action, and will not enter into any agreement or knowingly take any action that would have the effect of preventing such Person from performing any of its material obligations under this Agreement.

6.   Termination.   Notwithstanding anything to the contrary contained herein, this Agreement shall automatically terminate, and none of SportsMap, the Company, Sponsor, or any Insider shall have any rights or obligations hereunder, upon the earliest to occur of (i) as to an Insider, the mutual written consent of SportsMap, Sponsor, the Company and such Insider, (ii) the Effective Time (following the performance of the obligations of the parties hereunder required to be performed at or prior to the Effective Time), and (iii) the date of termination of the Business Combination Agreement in accordance with its terms (such earliest time, the “Expiration Time”). “Term” shall mean the period commencing on the date of this Agreement and ending on the Expiration Time. Upon such termination of this Agreement, all obligations of the parties under this Agreement will terminate, without any liability or other obligation on the part of any Party to any Person in respect hereof or the transactions contemplated hereby, and no Party shall have any claim against another (and no Person shall have any rights against such Party), whether under contract, tort or otherwise, with respect to the subject matter hereof; provided, however, that the termination of this Agreement shall not relieve any Party from liability arising in respect of any breach of this Agreement prior to such termination. Notwithstanding anything to the contrary herein, the provisions of this Section 6 shall survive the termination of this Agreement.
7.   Entire Agreement; Assignment.   This Agreement (together with the Business Combination Agreement and the Ancillary Documents) constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof; provided that, for the avoidance of doubt, this Agreement shall not be deemed to supersede the Insider Letter. Except in connection with a Permitted Transfer, neither this Agreement nor any of the rights, interests or obligations hereunder will be assigned (including by operation of law) without the prior written consent of the parties hereto. Any attempted assignment of this Agreement not in accordance with the terms of this Section 7 shall be void.
8.   Parties in Interest.   This Agreement shall be binding upon and inure solely to the benefit of the Parties and their respective successors and permitted assigns and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.
9.   Governing Law; Jurisdiction.   This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Delaware. Each of the Parties irrevocably and unconditionally submits to the exclusive jurisdiction of the Chancery Court of the State of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction, any state or federal court within the State of Delaware), for the purposes of any Proceeding, claim, demand, action or cause of action (a) arising under this Agreement or (b) in any way connected with or related or incidental to the dealings of the parties in respect of this Agreement or any of the transactions contemplated hereby, and irrevocably and unconditionally waives any objection to the laying of venue of any such Proceeding in any such court, and further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Proceeding has been brought in an inconvenient forum. Each Party hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any Proceeding claim, demand, action or cause of action against such Party (i) arising under this Agreement or (ii) in any way connected with or related or incidental to the dealings of the Parties in respect of this Agreement or any of the transactions contemplated hereby or any of the transactions contemplated thereby, (A) any claim that such Party is not personally subject to the jurisdiction of the courts as described in this Section 9 for any reason, (B) that such Party or such Party’s property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (C) that (x) the Proceeding, claim, demand, action or cause of action in any such court is brought against such Party in an inconvenient forum, (y) the venue of such Proceeding, claim, demand, action or cause of action against such Party is improper or (z) this Agreement, or the subject matter hereof, may not be enforced against such Party in or by such courts. Each Party hereto agrees that service of any process, summons, notice or document by registered mail to such Party’s respective address set forth herein shall be effective service of process for any such Proceeding, claim, demand, action or cause of action.
10.   WAIVER OF JURY TRIAL.   EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY PROCEEDING, CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. EACH PARTY HERETO HEREBY AGREES AND CONSENTS THAT ANY SUCH PROCEEDING, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 13.
11.   Interpretation.   The term “this Agreement” means this Sponsor Letter Agreement together with the schedules and exhibits hereto, as the same may from time to time be amended, modified, supplemented or restated in accordance with the terms hereof. The headings set forth in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement. No Party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions hereof, and all provisions of this Agreement shall be construed according to their fair meaning and not strictly for or against any Party. Unless otherwise indicated to the contrary herein by the context or use thereof: (a) the words, “herein,” “hereto,” “hereof” and words of similar import refer to this Agreement as a whole, including the Schedules, and not to any particular section, subsection, paragraph, subparagraph or clause set forth in this Agreement; (b) masculine gender shall also include the feminine and neutral genders, and vice versa; (c) words importing the singular shall also include the plural, and vice versa; (d) the words “include,” “includes” or “including” shall be deemed to be followed by the words “without limitation”; (e) the word “or” is disjunctive but not necessarily exclusive; (f) the words “writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form; (g) the word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”; (h) all references to Articles, Sections or Schedules are to articles, sections and schedules of this Agreement; and (i) all references to any Law will be to such Law as amended, supplemented or otherwise modified or re-enacted from time to time.
12.   No Recourse.   This Agreement may only be enforced against, and any action for breach of this Agreement may only be made against, the Parties, and without limiting the generality of the foregoing, none of the Representatives of SportsMap or the Company shall have any liability arising out of or relating to this Agreement, the negotiation thereof or its subject matter, or the transactions contemplated hereby, including with respect to any claim (whether in tort, contract or otherwise) for breach of this Agreement or in respect of any written or oral representations made or alleged to be made in connection herewith (except as expressly provided herein) or for any actual or alleged inaccuracies, misstatements or omissions with respect to any information or materials of any kind furnished by the Company or SportsMap concerning the Company, any SportsMap Party, this Agreement or the transactions contemplated hereby.

13.   Notices.   All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given) by delivery in person, by e-mail (having obtained electronic delivery confirmation thereof (i.e., an electronic record of the sender that the e-mail was sent to the intended recipient thereof without an “error” or similar message that such e-mail was not received by such intended recipient)), or by registered or certified mail (postage prepaid, return receipt requested) (upon receipt thereof) to the other parties as follows, or to such other address as the Party to whom notice is given may have previously furnished to the others in writing in the manner set forth below:
If to SportsMap, to:	with a copy (which will not constitute notice) to:
SportsMap Tech Acquisition Corp. 5353 West Alabama, Suite 415 Houston, TX 77056 Attn: David Gow Email: david.gow@gowmedia.com	ArentFox Schiff LLP 1717 K Street NW Washington, DC 20006 Attn: Ralph de Martino Email: ralph.demartino@afslaw.com
If to Sponsor, to:	with a copy (which will not constitute notice) to:
SportsMap, LLC. 5353 West Alabama, Suite 415 Houston, TX 77056 Attn: David Gow Email: david.gow@gowmedia.com	ArentFox Schiff LLP 1717 K Street NW Washington, DC 20006 Attn: Ralph de Martino Email: ralph.demartino@afslaw.com
If to the Company, to:	with a copy (which will not constitute notice) to:
Infrared Cameras Holdings, Inc. 2105 W Cardinal Beaumont, TX 77705 Attn: Gary Strahan Email: gary.strahan@infraredcameras.com	Latham & Watkins LLP 811 Main Street, Suite 3700 Houston, TX 77002 Attn: Nick Dhesi Email: Ramnik.Dhesi@lw.com
Latham & Watkins LLP 650 Town Center Drive, 20th Floor Costa Mesa, CA 92626 Attn: Drew Capurro Email: Drew.Capurro@lw.com
If to an Insider, to:   the address set forth under such Insider’s name on Schedule I hereto, with a copy (which will not constitute notice) to, if not the Party sending the notice, each of the Company and SportsMap (and each of their copies for notices hereunder).
14.   Amendments.   This Agreement may be amended or modified only by a written agreements executed and delivered by SportsMap, the Company, Sponsor and each Insider. This Agreement may not be modified or amended except as provided in the immediately preceding sentence and any purported amendment by any of the parties hereto effected in a manner which does not comply with this Section 13 shall be void, ab initio.
15.   Extension; Waiver.   Any agreement on the part of any Party hereto to (i) extend the time for the performance of any of the obligations or other acts of another Party hereto set forth herein, (ii) waive any inaccuracies in the representations and warranties of another Party set forth herein or (iii) waive compliance by another party hereto with any of the agreements or conditions set forth herein, in each case, shall be valid only if set forth in a written instrument signed on behalf of such Party. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition of this Agreement. The failure of any Party to assert any of its rights hereunder shall not constitute a waiver of such rights.
16.   Severability.   Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable Law, but if any term or other provision of this Agreement is held to be invalid, illegal or unenforceable under applicable Law, all other provisions of this Agreement shall remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision of this Agreement is invalid, illegal or unenforceable under applicable Law, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.
17.   Specific Performance.   The parties hereto acknowledge that such Party’s obligations under this Agreement are unique, each Party recognizes and affirms that in the event of a breach of this Agreement by such Party, money damages will be inadequate and other parties hereto will not have adequate remedy at law, and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by a Party in accordance with their specific terms or were otherwise breached. Accordingly, each Party shall be entitled to an injunction or specific performance or other equitable relief to prevent breaches of this Agreement by the other parties and to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such Party may be entitled under this Agreement, at law or in equity.
18.   Expenses.   All fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be allocated in accordance with Section 8.6 of the Business Combination Agreement.
19.   No Partnership, Agency or Joint Venture.   This Agreement is intended to create a contractual relationship among each Insider, Sponsor, the Company and SportsMap, and is not intended to create, and does not create, any agency, partnership, joint venture or any like relationship among the parties hereto. Nothing contained in this Agreement shall be deemed to vest in the Company, Sponsor or SportsMap any direct or indirect ownership or incidence of ownership of or with respect to any Securities.
20.   Counterparts; Electronic Signatures.   This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by e-mail, scanned pages or other electronic imaging (including “pdf,” “tif,” “jpg,” DocuSign, AdobeSign or other similar electronic transmission) shall be effective as delivery of a manually executed counterparty to this Agreement.
[signature page follows]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be duly executed on its behalf as of the day and year first above written.
SPORTSMAP TECH ACQUISITION CORPORATION
By:
/s/ David Gow

Name: David Gow
Title: Chief Executive Officer
Signature Page to Sponsor Letter Agreement

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be duly executed on its behalf as of the day and year first above written.
SPONSOR
SPORTSMAP LLC
By:
/s/ David Gow

Name: David Gow
Title: Manager
Signature Page to Sponsor Letter Agreement

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be duly executed on its behalf as of the day and year first above written.
INSIDERS
/s/ BRADLEY W. BAKER

BRADLEY W. BAKER
/s/ MATTHEW DAY

MATTHEW DAY
/s/ STEVE DYER

STEVE DYER
/s/ DAVID FARINA

DAVID FARINA
/s/ KEVIN HARRIS

KEVIN HARRIS
/s/ WILLIAM F. HARTFIEL III

WILLIAM F. HARTFIEL III
/s/ DONALD RYAN HULSTRAND

DONALD RYAN HULSTRAND
/s/ JOHN LIPMAN

JOHN LIPMAN
/s/ JAMES ZAVORAL

JAMES ZAVORAL
Signature Page to Sponsor Letter Agreement

THE AMG TRUST ESTABLISHED 01/23/2007
By:
/s/ Aaron M Gurewitz

Name: Aaron M Gurewitz
Title: Trustee
BYRON ROTH LLC
By:
/s/ Byron Roth

Name: Byron Roth
Title: Manager
CR FINANCIAL HOLDINGS, INC
By:
/s/ Gerald L. Mars

Name: Gerald L. Mars
Title: CFO
Signature Page to Sponsor Letter Agreement

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be duly executed on its behalf as of the day and year first above written.
COMPANY
INFRARED CAMERAS HOLDINGS, INC.
By:
/s/ Gary Strahan

Name: Gary Strahan
Title: Chief Executive Officer
Signature Page to Sponsor Letter Agreement

SCHEDULE 1
(intentionally omitted)

Annex E
TRANSACTION SUPPORT AGREEMENT
This Transaction Support Agreement (this “Agreement”) is made as of December 5, 2022, by and among (i) SportsMap Tech Acquisition Corp., Inc., a Delaware corporation (“SportsMap”), (ii) Infrared Cameras Holdings, Inc., a Delaware corporation (the “Company”), and (iii) the Persons set forth on Schedule 1 attached hereto (each, a “Holder” and collectively, the “Holders”). Any capitalized term used but not defined in this Agreement will have the meaning ascribed to such term in the Business Combination Agreement.
WHEREAS, contemporaneously with the execution and delivery of this Agreement, (i) SportsMap, (ii) ICH Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of SportsMap (“Merger Sub”), and (iii) the Company are entering into that certain Business Combination Agreement dated as of the date hereof (as amended from time to time in accordance with the terms thereof, the “Business Combination Agreement”), pursuant to which, among other things, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving as the surviving entity, and each share of Company Common Stock, including Company Common Stock issued in the Company Note Conversion, will be automatically converted into the right to receive a portion of the Aggregate Share Consideration (such transactions, together with all other transactions contemplated by the Business Combination Agreement, the “Transactions”), all upon the terms and subject to the conditions set forth in the Business Combination Agreement and in accordance with the applicable provisions of the DGCL;
WHEREAS, the Company Board has (a) determined that it is in the best interests of the Company and its stockholders, and declared it advisable, to enter into the Business Combination Agreement, the Ancillary Documents to which the Company is or will be a party and the transactions contemplated hereby and thereby (including the Merger), (b) adopted and approved the execution, delivery and performance by the Company of the Business Combination Agreement, the Ancillary Documents to which the Company is or will be a party and the transactions contemplated hereby and thereby (including the Merger), (c) resolved to recommend that the stockholders of the Company entitled to vote thereon approve and adopt the Business Combination Agreement, and (d) directed that the Business Combination Agreement be submitted to the stockholders of the Company for approval and adoption;
WHEREAS, the Company Class A Stockholders as of the date of the Business Combination Agreement have approved and adopted the Business Combination Agreement, the Ancillary Documents to which the Company is or will be a party and the transactions contemplated thereby (including the Merger);
WHEREAS, as of the date hereof, each Holder is the holder of record and the beneficial owner of, and has voting power (including, without limitation, by proxy or power of attorney) and dispositive power over, such number of shares of Company Class A Common Stock (the “Shares” together with any other equity securities of the Company that such Party holds of record or beneficially, as of the date of this Agreement, or acquires record or beneficial ownership of after the date hereof, collectively, the “Securities”) as are indicated opposite such Holder’s name on Schedule 1 attached hereto;
WHEREAS, as a condition to the willingness of SportsMap to enter into the Business Combination Agreement, and as an inducement and in consideration therefor, and in view of the valuable consideration to be received by the Holders thereunder, and the expenses and efforts to be undertaken by SportsMap and the Company to consummate the Transactions, SportsMap, the Company and the Holders desire to enter into this Agreement and agree to certain matters as set forth herein.
NOW, THEREFORE, in consideration of the premises and the mutual promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, each intending to be legally bound, hereby agree as follows:
1.   Covenant to Vote in Favor of Transactions.   Each Holder agrees, with respect to all of the Shares of such Holder (and, in the case of Section 1(b), all of the Securities of such Holder), during the Term:
(a)   at any meeting of the Company Stockholders or any class or series thereof, and in any written consent or resolutions of any of the Company Stockholders in which such Holder is entitled to vote or consent, each Holder hereby unconditionally and irrevocably agrees to be present for such meeting (in person or by proxy), or otherwise cause its Shares to be counted as present thereat for purposes of establishing a quorum, and to vote or provide consent (or cause to be voted or consented) in person or by proxy, all of its Shares (i) in favor of any actions required in furtherance of the Merger, the Company Note Conversion, the transactions contemplated by the Business Combination Agreement and the Ancillary Documents, and any amendments to the Company’s Governing Documents, in each case, as required pursuant to the terms of the Business Combination Agreement, and all of the other Transactions, and (ii) in opposition to: (A) any Company Acquisition Proposal and any and all other proposals (x) for the acquisition of the Company, (y) that would reasonably be expected to materially delay or impair the ability of the Company to consummate the Merger, the Business Combination Agreement or any of the Transactions, or (z) which are in competition with or materially inconsistent with the Business Combination Agreement or the Ancillary Documents; or (B) any other action or proposal involving any company that is intended to, or would reasonably be expected to, prevent, materially impede, materially interfere with, materially delay, materially postpone or materially adversely affect the Transactions or would result in any of the conditions to the Closing under the Business Combination Agreement not being fulfilled;
(b)   to execute and deliver all additional documentation and take such other action, in each case, as is reasonably necessary or as shall reasonably be requested by the Company or SportsMap in order to effect the Merger, the Company Note Conversion and the transactions contemplated by the Business Combination Agreement and any Ancillary Documents, including the Transactions, including, without limitation, (i) execution and delivery to the Company of a Letter of Transmittal and any related transmittal documents, (ii) if applicable, delivery of such Holder’s stock certificate(s) with respect to the Shares, duly endorsed for transfer, to the Company or the Company’s transfer agent, as applicable, (iii) if applicable, delivery of instrument(s) contemplating the conversion or exchange of each of Holder’s Securities for shares of SportsMap Common Stock (or other similar documentation reasonably requested by SportsMap, the Company or the Company’s transfer agent), and (iv) any applicable Ancillary Documents to be executed by the Holders pursuant to the Business Combination Agreement (including, without limitation, the Lock-Up Agreement and Registration Rights Agreement), in each case referred to in this clause (b), on the terms and subject to the conditions set forth in this Agreement, the Business Combination Agreement and the Ancillary Documents;
(c)   to refrain from exercising any dissenters’ rights or rights of appraisal under applicable Law at any time with respect to the Merger, the Business Combination Agreement, the Ancillary Documents and any of the Transactions, including pursuant to the DGCL; and
(d)   without limiting Sections 1(a) and 1(b) above, to approve and consent to and, if applicable, participate in, the conversion of the Company Convertible Notes and any other Company convertible debt, in each case, at the applicable conversion ratio (including any accrued or declared but unpaid dividends or interest) in accordance with their respective terms immediately prior to the Effective Time as contemplated by the Business Combination Agreement.
2.   Other Covenants.
(a)   No Transfers.   Except as set forth in Section 2(b) hereof and except as contemplated by the Business Combination Agreement and the Ancillary Documents, each Holder agrees, as to itself (and, for the avoidance of doubt, not with respect to any other Holder), that during the Term it shall not, and shall cause its Affiliates not to, without SportsMap’s prior written consent, (A) offer for sale, sell (including short sales), transfer, tender, pledge, encumber, assign or otherwise dispose of (including by gift) (collectively, a “Transfer”), or enter into any contract, option, derivative, hedging or other agreement or arrangement or understanding (including any profit-sharing arrangement) with respect to, or consent to, a Transfer of, any or all of such Holder’s Securities (other than, with respect to any Company Options, the exercise of such Company Options in accordance with their respective terms); (B) grant any proxies or powers of attorney with respect to any or all of such Holder’s Securities; (C) permit to exist any lien of any nature whatsoever (other than those imposed by this Agreement, the Stockholders Agreement, applicable securities Laws or the Company’s Governing Documents, as in effect on the date hereof) with respect to any or all of such Holder’s Securities; (D) deposit any of such Holder’s Securities in a voting trust or subject any of such Holder’s Securities to any arrangement or agreement with respect to the voting of such Securities (except as provided in this Agreement); or (E) commit or agree, directly or indirectly, to take any of the foregoing actions. Each Holder agrees with, and covenants to, SportsMap that such Holder shall not request that the Company register the Transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of such Holder’s Securities during the Term in contravention of this Section 2(a). Nothing in this Agreement shall prohibit the direct or indirect Transfer of equity or other interests in any Holder.
(b)   Permitted Transfers.   Section 2(a) shall not prohibit a Transfer of Securities by any Holder (i) to any family member or trust for the benefit of any family member, (ii) to any stockholder, member or partner of such Holder, if an entity, (iii) to any Affiliate of such Holder, or (iv) to any person or entity if and to the extent required by any non-consensual Order, by divorce decree or by will, intestacy or other similar applicable Law, so long as, in the case of the foregoing clauses (i), (ii), (iii) and (iv), the assignee or transferee agrees to be bound by the terms of this Agreement and executes and delivers to the parties hereto a joinder memorializing such agreement.
(c)   Changes to Securities.   In the event of a stock dividend or distribution, or any change in the shares of capital stock of the Company by reason of any stock dividend or distribution, stock split, recapitalization, combination, conversion, exchange of shares or the like, the term “Securities” shall be deemed to refer to and include the Securities as well as all such stock dividends and distributions and any securities into which or for which any or all of the Securities may be changed or exchanged or which are received in such transaction. Each Holder agrees to, during the Term, notify SportsMap and the Company promptly in writing of the number and type of any changes to such Holder’s ownership of or voting control with respect to Securities or upon Holder’s acquisition of, or commitment to acquire, any additional Securities.
(d)   Compliance with Business Combination Agreement.   Each Holder agrees that it shall use its commercially reasonable efforts to cooperate with SportsMap to effect the Merger and all other Transactions contemplated by the Business Combination Agreement and the Ancillary Documents.
(e)   Proxy Statement.   During the Term, each Holder agrees to provide to SportsMap, the Company and their respective Representatives any information regarding such Holder or the Securities that is reasonably requested by SportsMap, the Company or their respective Representatives for inclusion in the Proxy Statement.
(f)   Publicity.   Each Holder agrees to abide by the provisions of Section 5.4 of the Business Combination Agreement applicable to Representatives of the Parties (as such term is defined in the Business Combination Agreement). Each Holder hereby authorizes the Company and SportsMap to publish and disclose in any announcement or disclosure, in each case, required by the SEC or Nasdaq (including all documents and schedules filed with the SEC in connection with the foregoing, including the Proxy Statement), such Holder’s identity and ownership of the Securities and the nature of such Holder’s commitments and agreements under this Agreement, the Business Combination Agreement and any other Ancillary Documents to the extent such disclosure is required by applicable securities laws, the SEC or Nasdaq.
3.   Representations and Warranties of Holders.   Each Holder hereby represents and warrants as of the date hereof to SportsMap and the Company (solely with respect to itself, himself or herself and not with respect to any other Holder) as follows:
(a)   Binding Agreement.   Such Holder (i) if a natural person, is of legal age to execute this Agreement and is legally competent to do so and (ii) if not a natural person, is (A) a corporation, limited liability company, company or partnership duly organized and validly existing under the laws of the jurisdiction of its organization and (B) has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. If such Holder is not a natural person, the execution and delivery of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby by such Holder has been duly authorized by all necessary corporate, limited liability or partnership action on the part of such Holder, as applicable. This Agreement, assuming due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of such Holder, enforceable against such Holder in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditor’s rights, and to general equitable principles). Such Holder understands and acknowledges that SportsMap is entering into the Business Combination Agreement in reliance upon the execution and delivery of this Agreement by such Holder.
(b)   Ownership of Securities.   As of the date hereof, such Holder is the record and beneficial owner of the type and number of the Securities set forth opposite such Holder’s name on Schedule 1 attached hereto, is the lawful owner of such Securities, has the sole power to vote or cause to be voted such Securities (to the extent such Securities have associated voting rights), and has good and valid title to such Securities, free and clear of any and all pledges, mortgages, encumbrances, charges, proxies, voting agreements, liens, adverse claims, options, security interests and demands of any nature or kind whatsoever, other than those imposed by this Agreement, the Stockholders Agreement, applicable securities Laws or the Company’s Governing Documents, as in effect on the date hereof. Except for the Securities set forth opposite such Holder’s name on Schedule 1 attached hereto, as of the date of this Agreement, Holder is not a beneficial owner or record holder of any: (i) equity securities of the Company, (ii) securities of the Company having the right to vote on any matters on which the holders of equity securities of the Company may vote or which are convertible into or exchangeable for, at any time, equity securities of the Company or (iii) options, warrants or other rights to acquire from the Company any equity securities or securities convertible into or exchangeable for equity securities of the Company.
(c)   No Conflicts.   No filing with, or notification to, any Governmental Entity, and no consent, approval, authorization or permit of any other person is necessary for the execution of this Agreement by such Holder, the performance of its obligations hereunder or the consummation by it of the transactions contemplated hereby. None of the execution and delivery of this Agreement by such Holder, the performance of its obligations hereunder or the consummation by it of the transactions contemplated hereby shall (i) conflict with or result in any breach of the certificate of incorporation, bylaws or other comparable organizational documents of such Holder, if applicable, (ii) result in, or give rise to, a violation or breach of or a default under any of the terms of any Contract or obligation to which such Holder is a party or by which such Holder or any of the Securities or its other assets may be bound, or (iii) violate any applicable Law or Order applicable to such Holder, except for any of the foregoing in clauses (i) through (iii) as would not reasonably be expected to impair such Holder’s ability to perform its obligations under this Agreement in any material respect.
(d)   No Inconsistent Agreements.   Such Holder hereby covenants and agrees that, except for this Agreement, which will be terminated at the Closing, such Holder (i) has not entered into, and will not enter into at any time while this Agreement remains in effect, any voting agreement or voting trust with respect to the Securities inconsistent with such Holder’s obligations pursuant to this Agreement, (ii) has not granted, and will not grant at any time while this Agreement remains in effect, a proxy, a consent or power of attorney with respect to the Securities and (iii) has not entered into any agreement or knowingly taken any action, and will not enter into any agreement or knowingly take any action, that would have the effect of preventing such Holder from performing any of its material obligations under this Agreement.
4.   Miscellaneous.
(a)   Termination.   Notwithstanding anything to the contrary contained herein, this Agreement shall automatically terminate, and none of SportsMap, the Company or any Holder shall have any rights or obligations hereunder, upon the earliest to occur of (i) as to a Holder, the mutual written consent of SportsMap, the Company and such Holder, (ii) the Effective Time (following the performance of the obligations of the parties hereunder required to be performed at or prior to the Effective Time), and (iii) the date of termination of the Business Combination Agreement in accordance with its terms (such earliest time, the “Expiration Time”). “Term” shall mean the period commencing on the date of this Agreement and ending on the Expiration Time. Upon such termination of this Agreement, all obligations of the parties under this Agreement will terminate, without any liability or other obligation on the part of any party hereto to any Person in respect hereof or the transactions contemplated hereby, and no party hereto shall have any claim against another (and no Person shall have any rights against such party), whether under contract, tort or otherwise, with respect to the subject matter hereof; provided, however, that the termination of this Agreement shall not relieve any party hereto from liability arising in respect of any breach of this Agreement prior to such termination. Notwithstanding anything to the contrary herein, the provisions of this Section 4 shall survive the termination of this Agreement.
(b)   Entire Agreement; Assignment.   This Agreement (together with the Business Combination Agreement and the Ancillary Documents) constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. Except in connection with a Permitted Transfer, neither this Agreement nor any of the rights, interests or obligations hereunder will be assigned (including by operation of law) without the prior written consent of the parties hereto. Any attempted assignment of this Agreement not in accordance with the terms of this Section 4(b) shall be void.
(c)   Parties in Interest; No Recourse.   This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permitted assigns and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement. This Agreement may only be enforced against, and any action for breach of this Agreement may only be made against, the Parties, and without limiting the generality of the foregoing, none of the Representatives of SportsMap or the Company shall have any liability arising out of or relating to this Agreement, the negotiation thereof or its subject matter, or the transactions contemplated hereby, including with respect to any claim (whether in tort, contract or otherwise) for breach of this Agreement or in respect of any written or oral representations made or alleged to be made in connection herewith (except as expressly provided herein) or for any actual or alleged inaccuracies, misstatements or omissions with respect to any information or materials of any kind furnished by the Company or SportsMap concerning the Company, any SportsMap Party, this Agreement or the transactions contemplated hereby.
(d)   Governing Law; Jurisdiction.   This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Delaware. Each of the parties hereto irrevocably and unconditionally submits to the exclusive jurisdiction of the Chancery Court of the State of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction, any state or federal court within the State of Delaware), for the purposes of any Proceeding, claim, demand, action or cause of action (a) arising under this Agreement or (b) in any way connected with or related or incidental to the dealings of the parties in respect of this Agreement or any of the transactions contemplated hereby, and irrevocably and unconditionally waives any objection to the laying of venue of any such Proceeding in any such court, and further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Proceeding has been brought in an inconvenient forum. Each party hereto hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any Proceeding claim, demand, action or cause of action against such party (i) arising under this Agreement or (ii) in any way connected with or related or incidental to the dealings of the parties hereto in respect of this Agreement or any of the transactions contemplated hereby or any of the transactions contemplated thereby, (A) any claim that such party is not personally subject to the jurisdiction of the courts as described in this Section 4(d) for any reason, (B) that such party or such party’s property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (C) that (x) the Proceeding, claim, demand, action or cause of action in any such court is brought against such party in an inconvenient forum, (y) the venue of such Proceeding, claim, demand, action or cause of action against such party is improper or (z) this Agreement, or the subject matter hereof, may not be enforced against such party in or by such courts. Each party hereto agrees that service of any process, summons, notice or document by registered mail to such party’s respective address set forth herein shall be effective service of process for any such Proceeding, claim, demand, action or cause of action.

(e)   WAIVER OF JURY TRIAL.   EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY PROCEEDING, CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. EACH PARTY HERETO HEREBY AGREES AND CONSENTS THAT ANY SUCH PROCEEDING, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4(E).
(f)   Interpretation.   The term “this Agreement” means this Transaction Support Agreement together with the schedules and exhibits hereto, as the same may from time to time be amended, modified, supplemented or restated in accordance with the terms hereof. The headings set forth in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement. No party hereto, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions hereof, and all provisions of this Agreement shall be construed according to their fair meaning and not strictly for or against any party hereto. Unless otherwise indicated to the contrary herein by the context or use thereof: (a) the words, “herein,” “hereto,” “hereof” and words of similar import refer to this Agreement as a whole, including the Schedules, and not to any particular section, subsection, paragraph, subparagraph or clause set forth in this Agreement; (b) masculine gender shall also include the feminine and neutral genders, and vice versa; (c) words importing the singular shall also include the plural, and vice versa; (d) the words “include,” “includes” or “including” shall be deemed to be followed by the words “without limitation”; (e) the word “or” is disjunctive but not necessarily exclusive; (f) the words “writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form; (g) the word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”; (h) all references to Articles, Sections or Schedules are to articles, sections and schedules of this Agreement; and (i) all references to any Law will be to such Law as amended, supplemented or otherwise modified or re-enacted from time to time.
(g)   Notices.   All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given) by delivery in person, by e-mail (having obtained electronic delivery confirmation thereof (i.e., an electronic record of the sender that the e-mail was sent to the intended recipient thereof without an “error” or similar message that such e-mail was not received by such intended recipient)), or by registered or certified mail (postage prepaid, return receipt requested) (upon receipt thereof) to the other parties as follows, or to such other address as the party to whom notice is given may have previously furnished to the others in writing in the manner set forth below:

If to SportsMap, to: SportsMap Tech Acquisition Corp. 5353 West Alabama, Suite 415 Houston, TX 77056 Attn: David Gow Email: david.gow@gowmedia.com	with a copy (which will not constitute notice) to: ArentFox Schiff LLP 1717 K Street NW Washington, DC 20006 Attn: Ralph de Martino Email: ralph.demartino@afslaw.com
If to the Company, to: Infrared Cameras Holdings, Inc. 2105 W Cardinal Beaumont, TX 77705 Attn: Gary Strahan Email: gary.strahan@infraredcameras.com	with a copy (which will not constitute notice) to: Latham & Watkins LLP 811 Main Street, Suite 3700 Houston, TX 77002 Attn: Nick Dhesi Email: Ramnik.Dhesi@lw.com
Latham & Watkins LLP 650 Town Center Drive, 20th Floor Costa Mesa, CA 92626 Attn: Drew Capurro Email: Drew.Capurro@lw.com
If to a Holder, to: the address set forth under such Holder’s name on Schedule 1 hereto, with a copy (which will not constitute notice) to, if not the party sending the notice, each of the Company and SportsMap (and each of their copies for notices hereunder).
(h)   Amendments.   This Agreement may be amended or modified only by a written agreement executed and delivered by SportsMap, the Company and each Holder. This Agreement may not be modified or amended except as provided in the immediately preceding sentence and any purported amendment by any of the parties hereto effected in a manner which does not comply with this Section 4(h) shall be void, ab initio.
(i)   Extension; Waiver.   Any agreement on the part of any party hereto to (i) extend the time for the performance of any of the obligations or other acts of another party hereto set forth herein, (ii) waive any inaccuracies in the representations and warranties of another party hereto set forth herein or (iii) waive compliance by another party hereto with any of the agreements or conditions set forth herein, in each case, shall be valid only if set forth in a written instrument signed on behalf of such party. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition of this Agreement. The failure of any party hereto to assert any of its rights hereunder shall not constitute a waiver of such rights.
(j)   Severability.   Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable Law, but if any term or other provision of this Agreement is held to be invalid, illegal or unenforceable under applicable Law, all other provisions of this Agreement shall remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto. Upon such determination that any term or other provision of this Agreement is invalid, illegal or unenforceable under applicable Law, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.
(k)   Specific Performance.   The parties hereto acknowledge that such party’s obligations under this Agreement are unique, each party recognizes and affirms that in the event of a breach of this Agreement by such party, money damages will be inadequate and other parties hereto will not have adequate remedy at law, and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by a party hereto in accordance with their specific terms or were otherwise breached. Accordingly, each party hereto shall be entitled to an injunction or specific performance or other equitable relief to prevent breaches of this Agreement by the other parties and to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such party may be entitled under this Agreement, at law or in equity.
(l)   Expenses.   All fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be allocated in accordance with Section 8.6 of the Business Combination Agreement.
(m)   No Partnership, Agency or Joint Venture.   This Agreement is intended to create a contractual relationship among each Holder, the Company and SportsMap, and is not intended to create, and does not create, any agency, partnership, joint venture or any like relationship among the parties hereto. Nothing contained in this Agreement shall be deemed to vest in the Company or SportsMap any direct or indirect ownership or incidence of ownership of or with respect to any Securities.
(n)   Counterparts; Electronic Signatures.   This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by e-mail, scanned pages or other electronic imaging (including “pdf,” “tif,” “jpg,” DocuSign, AdobeSign or other similar electronic transmission) shall be effective as delivery of a manually executed counterparty to this Agreement.
[signature page follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
SportsMap:
SPORTSMAP TECH ACQUISITION CORPORATION
By: /s/ David Gow Name: David Gow Title: Chief Executive Officer
[Signature Page to Transaction Support Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
The Company
INFRARED CAMERAS HOLDINGS, INC.
By: /s/ Gary Stahan Name: Gary Strahan Title: Chief Executive Officer
[Signature Page to Transaction Support Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
Holders:
Gary Strahan
By: /s/ Gary Strahan
Villard Capital, LLC
By: /s/ Steven Winch Name: Steven Winch Title: Managing Partner
[Signature Page to Transaction Support Agreement]

Schedule 1
(intentionally omitted)

Annex F
INFRARED CAMERAS HOLDINGS, INC.
FORM OF 202[3] INCENTIVE AWARD PLAN
ARTICLE I.
PURPOSE
The Plan’s purpose is to enhance the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership opportunities and/or equity-linked compensatory opportunities. Capitalized terms used in the Plan are defined in Article XI.
ARTICLE II.
ELIGIBILITY
Service Providers are eligible to be granted Awards under the Plan, subject to the limitations described herein.
ARTICLE III.
ADMINISTRATION AND DELEGATION
3.1   Administration.   The Plan is administered by the Administrator. The Administrator has authority to determine which Service Providers receive Awards, grant Awards and set Award terms and conditions, subject to the conditions and limitations in the Plan. The Administrator also has the authority to take all actions and make all determinations under the Plan, to interpret the Plan and Award Agreements and to adopt, amend and repeal Plan administrative rules, guidelines and practices as it deems advisable. The Administrator may correct defects and ambiguities, supply omissions and reconcile inconsistencies in the Plan or any Award Agreement as it deems necessary or appropriate to administer the Plan and any Awards. The Administrator’s determinations under the Plan are in its sole discretion and will be final and binding on all persons having or claiming any interest in the Plan or any Award.
3.2   Appointment of Committees.   To the extent Applicable Laws permit, the Board or the Administrator may delegate any or all of its powers under the Plan to one or more Committees or committees of officers of the Company or any of its Subsidiaries. The Board or the Administrator, as applicable, may rescind any such delegation, abolish any such committee or Committee and/or re-vest in itself any previously delegated authority at any time.
ARTICLE IV.
STOCK AVAILABLE FOR AWARDS
4.1   Number of Shares.   Subject to adjustment under Article VIII and the terms of this Article IV, Awards may be made under the Plan covering up to the Overall Share Limit. As of the Effective Date, the Company will cease granting awards under the Prior Plan; however, the Prior Plan Awards will remain subject to the terms of the Prior Plan. Shares issued under the Plan may consist of authorized but unissued Shares, Shares purchased on the open market or treasury Shares.
4.2   Share Recycling.   If all or any part of an Award or Prior Plan Award expires, lapses or is terminated, exchanged for or settled in cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, in any case, in a manner that results in the Company acquiring Shares covered by the Award or Prior Plan Award at a price not greater than the price (as adjusted to reflect any Equity Restructuring) paid by the Participant for such Shares or not issuing any Shares covered by the Award or Prior Plan Award, the unused Shares covered by the Award or Prior Plan Award will, as applicable, become or again be available for Award grants under the Plan. Further, Shares delivered (either by actual delivery or attestation) to the Company by a Participant to satisfy the applicable exercise or purchase price of an Award and/or to satisfy any applicable tax withholding obligation with respect to an Award (including Shares retained by the Company from the Award being exercised or purchased and/or creating the tax obligation)

F-1

will, as applicable, become or again be available for Award grants under the Plan. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not count against the Overall Share Limit. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under Section 4.1 and shall not be available for future grants of Awards: (a) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof; and (b) Shares purchased on the open market with the cash proceeds from the exercise of Options.
4.3   Incentive Stock Option Limitations.   Notwithstanding anything to the contrary herein, no more than [                 ]1 Shares may be issued pursuant to the exercise of Incentive Stock Options.
4.4   Substitute Awards.   In connection with an entity’s merger or consolidation with the Company or the Company’s acquisition of an entity’s property or stock, the Administrator may grant Awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate. Substitute Awards may be granted on such terms as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards will not count against the Overall Share Limit (nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan as provided above), except that Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards shall not be added to the Shares available for Awards under the Plan as provided above); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees, Consultants or Directors prior to such acquisition or combination.
4.5   Non-Employee Director Compensation.   Notwithstanding any provision to the contrary in the Plan, the Administrator may establish compensation for non-employee Directors from time to time, subject to the limitations in the Plan. The Administrator will from time to time determine the terms, conditions and amounts of all such non-employee Director compensation in its discretion and pursuant to the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time, provided that the sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of Awards granted to a non-employee Director as compensation for services as a non-employee Director during any calendar year of the Company may not exceed $750,000 (increased to $1,000,000 in the calendar year of a non-employee Director’s initial service as a non-employee director or any calendar year during which a non-employee Director serves as chairman of the Board or lead independent Director, which limits shall not apply to the compensation for any non-employee Director of the Company who serves in any capacity in addition to that of a non-employee Director for which he or she receives additional compensation or any compensation paid to any non-employee Director prior to the calendar year following the calendar year in which the Plan’s effective date occurs). The Administrator may make exceptions to this limit for individual non-employee Directors in extraordinary circumstances, as the Administrator may determine in its discretion, provided that the non-employee Director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving non-employee Directors.
ARTICLE V.
STOCK OPTIONS AND STOCK APPRECIATION RIGHTS
5.1   General.   The Administrator may grant Options or Stock Appreciation Rights to Service Providers subject to the limitations in the Plan, including any limitations in the Plan that apply to Incentive

1   NTD: To be determined once overall share limit is determined.

F-2

Stock Options. A Stock Appreciation Right will entitle the Participant (or other person entitled to exercise the Stock Appreciation Right) to receive from the Company upon exercise of the exercisable portion of the Stock Appreciation Right an amount determined by multiplying the excess, if any, of the Fair Market Value of one Share on the date of exercise over the exercise price per Share of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right is exercised, subject to any limitations of the Plan or that the Administrator may impose and payable in cash, Shares valued at Fair Market Value or a combination of the two as the Administrator may determine or provide in the Award Agreement.
5.2   Exercise Price.   The Administrator will establish each Option’s and Stock Appreciation Right’s exercise price and specify the exercise price in the Award Agreement. The exercise price will not be less than 100% of the Fair Market Value on the grant date of the Option (subject to Section 5.6) or Stock Appreciation Right.
5.3   Duration.   Each Option or Stock Appreciation Right will be exercisable at such times and as specified in the Award Agreement, provided that, subject to Section 5.6, the term of an Option or Stock Appreciation Right will not exceed ten years. Notwithstanding the foregoing and unless determined otherwise by the Company, in the event that on the last business day of the term of an Option or Stock Appreciation Right (other than an Incentive Stock Option) (i) the exercise of the Option or Stock Appreciation Right is prohibited by Applicable Law, as determined by the Company, or (ii) Shares may not be purchased or sold by the applicable Participant due to any Company insider trading policy (including blackout periods) or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Option or Stock Appreciation Right shall be extended until the date that is 30 days after the end of the legal prohibition, black-out period or lock-up agreement, as determined by the Company; provided, however, in no event shall the extension last beyond the ten year term of the applicable Option or Stock Appreciation Right. Notwithstanding the foregoing, to the extent permitted under Applicable Laws, if the Participant, prior to the end of the term of an Option or Stock Appreciation Right, violates the non-competition, non-solicitation, confidentiality or other similar restrictive covenant provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company or any of its Subsidiaries, the right of the Participant and the Participant’s transferees to exercise any Option or Stock Appreciation Right issued to the Participant shall terminate immediately upon such violation, unless the Company otherwise determines.
5.4   Exercise.   Options and Stock Appreciation Rights may be exercised by delivering to the Company a written notice of exercise, in a form the Administrator approves (which may be electronic), signed by the person authorized to exercise the Option or Stock Appreciation Right, together with, as applicable, payment in full (i) as specified in Section 5.5 for the number of Shares for which the Award is exercised and (ii) as specified in Section 9.5 for any applicable taxes. Unless the Administrator otherwise determines, an Option or Stock Appreciation Right may not be exercised for a fraction of a Share.
5.5   Payment Upon Exercise.   Subject to Sections 9.10 and 10.8, any Company insider trading policy (including blackout periods) and Applicable Laws, the exercise price of an Option must be paid by:
(a)   cash, wire transfer of immediately available funds or by check payable to the order of the Company, provided that the Company may limit the use of one of the foregoing payment forms if one or more of the payment forms below is permitted;
(b)   if there is a public market for Shares at the time of exercise, unless the Company otherwise determines, (A) delivery (including electronically or telephonically to the extent permitted by the Company) of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to pay the exercise price, or (B) the Participant’s delivery to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to pay the exercise price; provided that such amount is paid to the Company at such time as may be required by the Administrator;
(c)   to the extent permitted by the Administrator, delivery (either by actual delivery or attestation) of Shares owned by the Participant valued at their Fair Market Value;

F-3

(d)   to the extent permitted by the Administrator, surrendering Shares then issuable upon the Option’s exercise valued at their Fair Market Value on the exercise date;
(e)   to the extent permitted by the Administrator, delivery of a promissory note or any other property that the Administrator determines is good and valuable consideration; or
(f)   to the extent permitted by the Company, any combination of the above payment forms approved by the Administrator.
5.6   Additional Terms of Incentive Stock Options.   The Administrator may grant Incentive Stock Options only to employees of the Company, any of its present or future parent or subsidiary corporations, as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. If an Incentive Stock Option is granted to a Greater Than 10% Stockholder, the exercise price will not be less than 110% of the Fair Market Value on the Option’s grant date, and the term of the Option will not exceed five years. All Incentive Stock Options will be subject to and construed consistently with Section 422 of the Code. By accepting an Incentive Stock Option, the Participant agrees to give prompt notice to the Company of dispositions or other transfers (other than in connection with a Change in Control) of Shares acquired under the Option made within (i) two years from the grant date of the Option or (ii) one year after the transfer of such Shares to the Participant, specifying the date of the disposition or other transfer and the amount the Participant realized, in cash, other property, assumption of indebtedness or other consideration, in such disposition or other transfer. Neither the Company nor the Administrator will be liable to a Participant, or any other party, if an Incentive Stock Option fails or ceases to qualify as an “incentive stock option” under Section 422 of the Code. Any Incentive Stock Option or portion thereof that fails to qualify as an “incentive stock option” under Section 422 of the Code for any reason, including becoming exercisable with respect to Shares having a fair market value exceeding the $100,000 limitation under Treasury Regulation Section 1.422-4, will be a Non-Qualified Stock Option.
ARTICLE VI.
RESTRICTED STOCK; RESTRICTED STOCK UNITS
6.1   General.   The Administrator may grant Restricted Stock, or the right to purchase Restricted Stock, to any Service Provider, subject to the Company’s right to repurchase all or part of such Shares at their issue price or other stated or formula price from the Participant (or to require forfeiture of such Shares) if conditions the Administrator specifies in the Award Agreement are not satisfied before the end of the applicable restriction period or periods that the Administrator establishes for such Award. In addition, the Administrator may grant to Service Providers Restricted Stock Units, which may be subject to vesting and forfeiture conditions during the applicable restriction period or periods, as set forth in an Award Agreement.
6.2   Restricted Stock.
(a)   Dividends.   Participants holding Shares of Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such Shares, unless the Administrator provides otherwise in the Award Agreement. In addition, unless the Administrator provides otherwise, if any dividends or distributions are paid in Shares, or consist of a dividend or distribution to holders of Common Stock of property other than an ordinary cash dividend, the Shares or other property will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid. Notwithstanding anything to the contrary herein, with respect to any award of Restricted Stock, dividends which are paid to holders of Common Stock prior to vesting shall only be paid out to a Participant holding such Restricted Stock to the extent that the vesting conditions are subsequently satisfied. All such dividend payments will be made no later than March 15 of the calendar year following the calendar year in which the right to the dividend payment becomes nonforfeitable.
(b)   Stock Certificates.   The Company may require that the Participant deposit in escrow with the Company (or its designee) any stock certificates issued in respect of Shares of Restricted Stock, together with a stock power endorsed in blank.
6.3   Restricted Stock Units.
(a)   Settlement.   The Administrator may provide that settlement of Restricted Stock Units will occur upon or as soon as reasonably practicable after the Restricted Stock Units vest or will instead be deferred, on a mandatory basis or at the Participant’s election, in a manner intended to comply with Section 409A.

F-4

(b)   Stockholder Rights.   A Participant will have no rights of a stockholder with respect to Shares subject to any Restricted Stock Unit unless and until the Shares are delivered in settlement of the Restricted Stock Unit.
ARTICLE VII.
OTHER STOCK OR CASH BASED AWARDS; DIVIDEND EQUIVALENTS
7.1   Other Stock or Cash Based Awards.   Other Stock or Cash Based Awards may be granted to Participants, including Awards entitling Participants to receive Shares to be delivered in the future and including annual or other periodic or long-term cash bonus awards (whether based on specified Performance Criteria or otherwise), in each case subject to any conditions and limitations in the Plan. Such Other Stock or Cash Based Awards will also be available as a payment form in the settlement of other Awards, as standalone payments and as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock or Cash Based Awards may be paid in Shares, cash or other property, as the Administrator determines.
7.2   Dividend Equivalents.   A grant of Restricted Stock Units or Other Stock or Cash Based Award may provide a Participant with the right to receive Dividend Equivalents, and no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights. Dividend Equivalents may be paid currently or credited to an account for the Participant, settled in cash or Shares and subject to the same restrictions on transferability and forfeitability as the Award with to which the Dividend Equivalents are paid and subject to other terms and conditions as set forth in the Award Agreement. Notwithstanding anything to the contrary herein, Dividend Equivalents with respect to an Award shall only be paid out to a Participant to the extent that the vesting conditions are subsequently satisfied. All such Dividend Equivalent payments will be made no later than March 15 of the calendar year following the calendar year in which the right to the Dividend Equivalent payment becomes nonforfeitable, unless determined otherwise by the Administrator or unless deferred in a manner intended to comply with Section 409A.
ARTICLE VIII.
ADJUSTMENTS FOR CHANGES IN COMMON STOCK
AND CERTAIN OTHER EVENTS
8.1   Equity Restructuring(a).   In connection with any Equity Restructuring, notwithstanding anything to the contrary in this Article VIII, the Administrator will equitably adjust each outstanding Award as it deems appropriate to reflect the Equity Restructuring, which may include (if applicable) adjusting the number and type of securities subject to each outstanding Award, the Award’s exercise price or grant price and/or applicable performance goals, granting new Awards to Participants, and making a cash payment to Participants. The adjustments provided under this Section 8.1 will be nondiscretionary and final and binding on the affected Participant and the Company; provided that the Administrator will determine whether an adjustment is equitable.
8.2   Corporate Transactions.   In the event of any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), reorganization, merger, consolidation, combination, amalgamation, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Common Stock or other securities of the Company, Change in Control, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, other similar corporate transaction or event, other unusual or nonrecurring transaction or event affecting the Company or its financial statements or any change in any Applicable Laws or accounting principles, the Administrator, on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken in connection with the occurrence of such transaction or event (and any action to give effect to a change in Applicable Law or accounting principles may be made within a reasonable period of time after such change), is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to (x) prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award granted or issued under the Plan, (y) to facilitate such transaction or event or (z) give effect to such changes in Applicable Laws or accounting principles:

F-5

(a)   To provide for the cancellation of any such Award in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights under the vested portion of such Award, as applicable; provided that, if the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights, in any case, is equal to or less than zero, then the Award may be terminated without payment; provided, further, that Awards held by members of the Board will be deemed settled in Shares on or immediately prior to the applicable event if the Administrator takes action under this clause (a);
(b)   To provide that such Award shall vest and, to the extent applicable, be exercisable as to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;
(c)   To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, or equivalent value thereof in cash, with appropriate adjustments as to the number and kind of shares and/or applicable exercise or purchase price, in all cases, as determined by the Administrator;
(d)   To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding Awards and/or with respect to which Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Article IV on the maximum number and kind of shares which may be issued) and/or in the terms and conditions of (including the grant or exercise price or applicable performance goals), and the criteria included in, outstanding Awards;
(e)   To replace such Award with other rights or property selected by the Administrator; and/or
(f)   To provide that the Award will terminate and cannot vest, be exercised or become payable after the applicable event.
8.3   Effect of Non-Assumption in a Change in Control.   Notwithstanding the provisions of Section 8.2, if a Change in Control occurs and a Participant’s Awards are not continued, converted, assumed, or replaced with a substantially similar award by (a) the Company, or (b) a successor entity or its parent or subsidiary (an “Assumption”), and provided that the Participant has not had a Termination of Service, then, immediately prior to the Change in Control, such Awards shall become fully vested, exercisable and/or payable, as applicable, and all forfeiture, repurchase and other restrictions on such Awards shall lapse, in which case, such Awards shall be canceled upon the consummation of the Change in Control in exchange for the right to receive the Change in Control consideration payable to other holders of Common Stock (i) which may be on such terms and conditions as apply generally to holders of Common Stock under the Change in Control documents (including, without limitation, any escrow, earn-out or other deferred consideration provisions) or such other terms and conditions as the Administrator may provide, and (ii) determined by reference to the number of Shares subject to such Awards and net of any applicable exercise price; provided that to the extent that any Awards constitute “nonqualified deferred compensation” that may not be paid upon the Change in Control under Section 409A without the imposition of taxes thereon under Section 409A, the timing of such payments shall be governed by the applicable Award Agreement (subject to any deferred consideration provisions applicable under the Change in Control documents); and provided, further, that if the amount to which a Participant would be entitled upon the settlement or exercise of such Award at the time of the Change in Control is equal to or less than zero, then such Award may be terminated without payment. The Administrator shall determine whether an Assumption of an Award has occurred in connection with a Change in Control.
8.4   Administrative Stand Still.   In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other extraordinary transaction or change affecting the Shares or the Share price, including any Equity Restructuring or any securities offering or other similar transaction, for administrative convenience, the Administrator may refuse to permit the exercise of any Award for up to 60 days before or after such transaction.

F-6

8.5   General.   Except as expressly provided in the Plan or the Administrator’s action under the Plan, no Participant will have any rights due to any subdivision or consolidation of Shares of any class, dividend payment, increase or decrease in the number of Shares of any class or dissolution, liquidation, merger, or consolidation of the Company or other corporation. Except as expressly provided with respect to an Equity Restructuring under Section 8.1 or the Administrator’s action under the Plan, no issuance by the Company of Shares of any class, or securities convertible into Shares of any class, will affect, and no adjustment will be made regarding, the number of Shares subject to an Award or the Award’s grant or exercise price. The existence of the Plan, any Award Agreements and the Awards granted hereunder will not affect or restrict in any way the Company’s right or power to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger, consolidation dissolution or liquidation of the Company or sale of Company assets or (iii) any sale or issuance of securities, including securities with rights superior to those of the Shares or securities convertible into or exchangeable for Shares. The Administrator may treat Participants and Awards (or portions thereof) differently under this Article VIII.
ARTICLE IX.
GENERAL PROVISIONS APPLICABLE TO AWARDS
9.1   Transferability.   Except as the Administrator may determine or provide in an Award Agreement or otherwise for Awards other than Incentive Stock Options, Awards may not be sold, assigned, transferred, pledged or otherwise encumbered, either voluntarily or by operation of law, except for certain Designated Beneficiary designations, by will or the laws of descent and distribution, or, subject to the Administrator’s consent, pursuant to a domestic relations order, and, during the life of the Participant, will be exercisable only by the Participant. Any permitted transfer of an Award hereunder shall be without consideration, except as required by Applicable Law. References to a Participant, to the extent relevant in the context, will include references to a Participant’s authorized transferee that the Administrator specifically approves.
9.2   Documentation.   Each Award will be evidenced in an Award Agreement, which may be written or electronic, as the Administrator determines. Each Award may contain terms and conditions in addition to those set forth in the Plan.
9.3   Discretion.   Except as the Plan otherwise provides, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award to a Participant need not be identical, and the Administrator need not treat Participants or Awards (or portions thereof) uniformly.
9.4   Termination of Status.   The Administrator will determine how the disability, death, retirement, an authorized leave of absence or any other change or purported change in a Participant’s Service Provider status affects an Award and the extent to which, and the period during which, the Participant, the Participant’s legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award, if applicable.
9.5   Withholding.   Each Participant must pay the Company, or make provision satisfactory to the Administrator for payment of, any taxes required by Applicable Law to be withheld in connection with such Participant’s Awards by the date of the event creating the tax liability. The Company may deduct an amount sufficient to satisfy such tax obligations based on the applicable statutory withholding rates (or such other rate as may be determined by the Company after considering any accounting consequences or costs) from any payment of any kind otherwise due to a Participant. In the absence of a contrary determination by the Company (or, with respect to withholding pursuant to clause (ii) below with respect to Awards held by individuals subject to Section 16 of the Exchange Act, a contrary determination by the Administrator), all tax withholding obligations will be calculated based on the minimum applicable statutory withholding rates. Subject to Section 10.8 and any Company insider trading policy (including blackout periods), Participants may satisfy such tax obligations (i) in cash, by wire transfer of immediately available funds, by check made payable to the order of the Company, provided that the Company may limit the use of the foregoing payment forms if one or more of the payment forms below is permitted, (ii) to the extent permitted by the Administrator, in whole or in part by delivery of Shares, including Shares delivered by attestation and Shares retained from the Award creating the tax obligation, valued at their fair market value on the date of delivery, (iii) subject to Section 9.10, if there is a public market for Shares at the time the tax obligations are satisfied, unless the Company otherwise determines, (A) delivery (including electronically

F-7

or telephonically to the extent permitted by the Company) of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to satisfy the tax obligations, or (B) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to satisfy the tax withholding; provided that such amount is paid to the Company at such time as may be required by the Administrator, or (iv) to the extent permitted by the Company, any combination of the foregoing payment forms approved by the Administrator. Notwithstanding any other provision of the Plan, the number of Shares which may be so delivered or retained pursuant to clause (ii) of the immediately preceding sentence shall be limited to the number of Shares which have a fair market value on the date of delivery or retention no greater than the aggregate amount of such liabilities based on the maximum applicable individual statutory withholding rate in the applicable jurisdiction at the time of such withholding (or such other rate as may be required to avoid the liability classification of the applicable award under generally accepted accounting principles in the United States of America). Subject to Section 9.10, if any tax withholding obligation will be satisfied under clause (ii) above by the Company’s retention of Shares from the Award creating the tax obligation and there is a public market for Shares at the time the tax obligation is satisfied, the Company may elect to instruct any brokerage firm determined acceptable to the Company for such purpose to sell on the applicable Participant’s behalf some or all of the Shares retained and to remit the proceeds of the sale to the Company or its designee, and each Participant’s acceptance of an Award under the Plan will constitute the Participant’s authorization to the Company and instruction and authorization to such brokerage firm to complete the transactions described in this sentence.
9.6   Amendment of Award; Repricing.   The Administrator may amend, modify or terminate any outstanding Award, including by substituting another Award of the same or a different type, changing the exercise or settlement date, and converting an Incentive Stock Option to a Non-Qualified Stock Option. The Participant’s consent to such action will be required unless (i) the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Award, or (ii) the change is permitted under Article VIII or pursuant to Section 10.6. Notwithstanding the foregoing or anything in the Plan to the contrary, the Administrator may, without the approval of the stockholders of the Company, reduce the exercise price per share of outstanding Options or Stock Appreciation Rights or cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other Awards or Options or Stock Appreciation Rights with an exercise price per share that is less than the exercise price per share of the original Options or Stock Appreciation Rights.
9.7   Conditions on Delivery of Stock.   The Company will not be obligated to deliver any Shares under the Plan or remove restrictions from Shares previously delivered under the Plan until (i) all Award conditions have been met or removed to the Company’s satisfaction, (ii) as determined by the Company, all other legal matters regarding the issuance and delivery of such Shares have been satisfied, including any applicable securities laws and stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Administrator deems necessary or appropriate to satisfy any Applicable Laws. The Company’s inability to obtain authority from any regulatory body having jurisdiction, which the Administrator determines is necessary to the lawful issuance and sale of any securities, will relieve the Company of any liability for failing to issue or sell such Shares as to which such requisite authority has not been obtained.
9.8   Acceleration.   The Administrator may at any time provide that any Award will become immediately vested and fully or partially exercisable, free of some or all restrictions or conditions, or otherwise fully or partially realizable.
9.9   Cash Settlement.   Without limiting the generality of any other provision of the Plan, the Administrator may provide, in an Award Agreement or subsequent to the grant of an Award, in its discretion, that any Award may be settled in cash, Shares or a combination thereof.
9.10   Broker-Assisted Sales.   In the event of a broker-assisted sale of Shares in connection with the payment of amounts owed by a Participant under or with respect to the Plan or Awards, including amounts to be paid under the final sentence of Section 9.5 above: (a) any Shares to be sold through the broker-assisted sale will be sold on the day the payment first becomes due, or as soon thereafter as practicable; (b) such Shares may be sold as part of a block trade with other Participants in the Plan in which all Participants receive an average price; (c) the applicable Participant will be responsible for all broker’s fees and

F-8

other costs of sale, and by accepting an Award, each Participant agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale; (d) to the extent the Company or its designee receives proceeds of such sale that exceed the amount owed, the Company will pay such excess in cash to the applicable Participant as soon as reasonably practicable; (e) the Company and its designees are under no obligation to arrange for such sale at any particular price; and (f) in the event the proceeds of such sale are insufficient to satisfy the Participant’s applicable obligation, the Participant may be required to pay immediately upon demand to the Company or its designee an amount in cash sufficient to satisfy any remaining portion of the Participant’s obligation.
ARTICLE X.
MISCELLANEOUS
10.1   No Right to Employment or Other Status.   No person will have any claim or right to be granted an Award, and the grant of an Award will not be construed as giving a Participant the right to continued employment or any other relationship with the Company or any of its Subsidiaries. The Company and its Subsidiaries expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan or any Award, except as expressly provided in an Award Agreement or in the Plan.
10.2   No Rights as Stockholder; Certificates.   Subject to the Award Agreement, no Participant or Designated Beneficiary will have any rights as a stockholder with respect to any Shares to be distributed under an Award until becoming the record holder of such Shares. Notwithstanding any other provision of the Plan, unless the Administrator otherwise determines or Applicable Laws require, the Company will not be required to deliver to any Participant certificates evidencing Shares issued in connection with any Award and instead such Shares may be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator). The Company may place legends on stock certificates issued under the Plan that the Administrator deems necessary or appropriate to comply with Applicable Laws.
10.3   Effective Date and Term of Plan.   Unless earlier terminated by the Board, the Plan will become effective as of [           ]2 (the “Effective Date”) and will remain in effect until the tenth anniversary of the Effective Date. Notwithstanding anything to the contrary in the Plan, an Incentive Stock Option may not be granted under the Plan after 10 years from the earlier of (i) the date the Board adopted the Plan or (ii) the date the Company’s stockholders approved the Plan, but Awards previously granted may extend beyond that date in accordance with the Plan. Notwithstanding anything to the contrary contained herein, if the Plan is not approved by the Company’s stockholders, the Plan will not become effective and no Awards will be granted under the Plan, and the Prior Plan will continue in full force and effect in accordance with its terms.
10.4   Amendment of Plan.   The Administrator may amend, suspend or terminate the Plan at any time; provided that no amendment, other than an increase to the Overall Share Limit, may materially and adversely affect any Award outstanding at the time of such amendment without the affected Participant’s consent. No Awards may be granted under the Plan during any suspension period or after the Plan’s termination. Awards outstanding at the time of any Plan suspension or termination will continue to be governed by the Plan and the Award Agreement, as in effect before such suspension or termination. The Board will obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.
10.5   Provisions for Foreign Participants.   The Administrator may modify Awards granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to address differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.
10.6   Section 409A.
(a)   General.   The Company intends that all Awards be structured to comply with, or be exempt from, Section 409A, such that no adverse tax consequences, interest, or penalties under Section 409A

2   NTD: To be the day immediately prior to the closing date of the transaction.

F-9

apply. Notwithstanding anything in the Plan or any Award Agreement to the contrary, the Administrator may, without a Participant’s consent, amend this Plan or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and retroactive actions) as are necessary or appropriate to preserve the intended tax treatment of Awards, including any such actions intended to (A) exempt this Plan or any Award from Section 409A, or (B) comply with Section 409A, including regulations, guidance, compliance programs and other interpretative authority that may be issued after an Award’s grant date. The Company makes no representations or warranties as to an Award’s tax treatment under Section 409A or otherwise. The Company will have no obligation under this Section 10.6 or otherwise to avoid the taxes, penalties or interest under Section 409A with respect to any Award and will have no liability to any Participant or any other person if any Award, compensation or other benefits under the Plan are determined to constitute noncompliant “nonqualified deferred compensation” subject to taxes, penalties or interest under Section 409A.
(b)   Separation from Service.   If an Award constitutes “nonqualified deferred compensation” under Section 409A, any payment or settlement of such Award upon a termination of a Participant’s Service Provider relationship will, to the extent necessary to avoid taxes under Section 409A, be made only upon the Participant’s “separation from service” (within the meaning of Section 409A), whether such “separation from service” occurs upon or after the termination of the Participant’s Service Provider relationship. For purposes of this Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment” or like terms means a “separation from service.”
(c)   Payments to Specified Employees.   Notwithstanding any contrary provision in the Plan or any Award Agreement, any payment(s) of “nonqualified deferred compensation” required to be made under an Award to a “specified employee” (as defined under Section 409A and as the Administrator determines) due to his or her “separation from service” will, to the extent necessary to avoid taxes under Section 409A(a)(2)(B)(i) of the Code, be delayed for the six-month period immediately following such “separation from service” (or, if earlier, until the specified employee’s death) and will instead be paid (as set forth in the Award Agreement) on the day immediately following such six-month period or as soon as administratively practicable thereafter (without interest). Any payments of “nonqualified deferred compensation” under such Award payable more than six months following the Participant’s “separation from service” will be paid at the time or times the payments are otherwise scheduled to be made. Furthermore, notwithstanding any contrary provision of the Plan or any Award Agreement, any payment of “nonqualified deferred compensation” under the Plan that may be made in installments shall be treated as a right to receive a series of separate and distinct payments.
10.7   Limitations on Liability.   Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, other employee or agent of the Company or any Subsidiary will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any Award, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in his or her capacity as an Administrator, director, officer, other employee or agent of the Company or any Subsidiary. The Company will indemnify and hold harmless each director, officer, other employee and agent of the Company or any Subsidiary that has been or will be granted or delegated any duty or power relating to the Plan’s administration or interpretation, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Administrator’s approval) arising from any act or omission concerning this Plan unless arising from such person’s own fraud or bad faith.
10.8   Lock-Up Period.   The Company may, at the request of any underwriter representative or otherwise, in connection with registering the offering of any Company securities under the Securities Act, prohibit Participants from, directly or indirectly, selling or otherwise transferring any Shares or other Company securities during a period of up to 180 days following the effective date of a Company registration statement filed under the Securities Act, or such longer period as determined by the underwriter.
10.9   Data Privacy.   As a condition for receiving any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this section by and among the Company and its Subsidiaries and affiliates exclusively for implementing, administering and managing the Participant’s participation in the Plan. The Company and

F-10

its Subsidiaries and affiliates may hold certain personal information about a Participant, including the Participant’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any Shares held in the Company or its Subsidiaries and affiliates; and Award details, to implement, manage and administer the Plan and Awards (the “Data”). The Company and its Subsidiaries and affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant’s participation in the Plan, and the Company and its Subsidiaries and affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares. The Data related to a Participant will be held only as long as necessary to implement, administer, and manage the Participant’s participation in the Plan. A Participant may, at any time, view the Data that the Company holds regarding such Participant, request additional information about the storage and processing of the Data regarding such Participant, recommend any necessary corrections to the Data regarding the Participant or refuse or withdraw the consents in this Section 10.9 in writing, without cost, by contacting the local human resources representative. If the Participant refuses or withdraws the consents in this Section 10.9, the Company may cancel Participant’s ability to participate in the Plan and, in the Administrator’s discretion, the Participant may forfeit any outstanding Awards. For more information on the consequences of refusing or withdrawing consent, Participants may contact their local human resources representative.
10.10   Severability.   If any portion of the Plan or any action taken under it is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void.
10.11   Governing Documents.   If any contradiction occurs between the Plan and any Award Agreement or other written agreement between a Participant and the Company (or any Subsidiary) that the Administrator has approved, the Plan will govern, unless it is expressly specified in such Award Agreement or other written document that a specific provision of the Plan will not apply.
10.12   Governing Law.   The Plan and all Awards will be governed by and interpreted in accordance with the laws of the State of Delaware, disregarding any state’s choice-of-law principles requiring the application of a jurisdiction’s laws other than the State of Delaware.
10.13   Claw-back Provisions.   All Awards (including, without limitation, any proceeds, gains or other economic benefit actually or constructively received by Participant upon any receipt or exercise of any Award or upon the receipt or sale of any Shares underlying the Award) shall be subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with Applicable Laws.
10.14   Titles and Headings.   The titles and headings in the Plan are for convenience of reference only and, if any conflict, the Plan’s text, rather than such titles or headings, will control.
10.15   Conformity to Securities Laws.   Participant acknowledges that the Plan is intended to conform to the extent necessary with Applicable Laws. Notwithstanding anything herein to the contrary, the Plan and all Awards will be administered only in conformance with Applicable Laws. To the extent Applicable Laws permit, the Plan and all Award Agreements will be deemed amended as necessary to conform to Applicable Laws.
10.16   Relationship to Other Benefits.   No payment under the Plan will be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except as expressly provided in writing in such other plan or an agreement thereunder.

F-11

ARTICLE XI.
DEFINITIONS
As used in the Plan, the following words and phrases will have the following meanings:
11.1   “Administrator” means the Board or a Committee to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee.
11.2   “Applicable Laws” means the requirements relating to the administration of equity incentive plans under U.S. federal and state securities, tax and other applicable laws, rules and regulations, the applicable rules of any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws and rules of any foreign country or other jurisdiction where Awards are granted.
11.3   “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Dividend Equivalents, or Other Stock or Cash Based Awards.
11.4   “Award Agreement” means a written agreement evidencing an Award, which may be electronic, that contains such terms and conditions as the Administrator determines, consistent with and subject to the terms and conditions of the Plan.
11.5   “Board” means the Board of Directors of the Company.
11.6   “Change in Control” means and includes each of the following:
(a)   A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission or a transaction or series of transactions that meets the requirements of clauses (i) and (ii) of subsection (c) below) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its Subsidiaries, an employee benefit plan maintained by the Company or any of its Subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or
(b)   During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in subsections (a) or (c)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or
(c)   The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:
(i)   which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and
(ii)   after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or

F-12

group shall be treated for purposes of this clause (ii) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction.
Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or portion of any Award) that provides for the deferral of compensation that is subject to Section 409A, to the extent required to avoid the imposition of additional taxes under Section 409A, the transaction or event described in subsection (a), (b) or (c) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).
The Administrator shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.
11.7   “Code” means the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder.
11.8   “Committee” means one or more committees or subcommittees of the Board, which may include one or more Company directors or executive officers, to the extent Applicable Laws permit. To the extent required to comply with the provisions of Rule 16b-3, it is intended that each member of the Committee will be, at the time the Committee takes any action with respect to an Award that is subject to Rule 16b-3, a “non-employee director” within the meaning of Rule 16b-3; however, a Committee member’s failure to qualify as a “non-employee director” within the meaning of Rule 16b-3 will not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.
11.9   “Common Stock” means the common stock of the Company, par value of $0.0001 per share.
11.10   ”Company” means Infrared Cameras Holdings, Inc., a Delaware corporation, or any successor.
11.11   ”Consultant” means any consultant or advisor, engaged by the Company or any of its Subsidiaries to render services to such entity, who qualifies as a consultant or advisor under the applicable rules of Form S-8 Registration Statement.
11.12   ”Designated Beneficiary” means the beneficiary or beneficiaries the Participant designates, in a manner the Administrator determines, to receive amounts due or exercise the Participant’s rights if the Participant dies or becomes incapacitated. Without a Participant’s effective designation, “Designated Beneficiary” will mean the Participant’s estate.
11.13   ”Director” means a Board member.
11.14   ”Dividend Equivalents” means a right granted to a Participant under the Plan to receive the equivalent value (in cash or Shares) of dividends paid on Shares.
11.15   ”Employee” means any employee of the Company or its Subsidiaries.
11.16   ”Equity Restructuring” means, as determined by the Administrator, a non-reciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off or recapitalization through a large, nonrecurring cash dividend, or other large, nonrecurring cash dividend, that affects the Shares (or other securities of the Company) or the share price of Common Stock (or other securities of the Company) and causes a change in the per share value of the Common Stock underlying outstanding Awards.
11.17   ”Exchange Act” means the Securities Exchange Act of 1934, as amended.
11.18   ”Fair Market Value” means, as of any date, the value of a Share of Common Stock determined as follows: (a) if the Common Stock is listed on any established stock exchange, its Fair Market Value will be the closing sales price for such Common Stock as quoted on such exchange for such date, or if no sale

F-13

occurred on such date, the last day preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; (b) if the Common Stock is not traded on a stock exchange but is quoted on a national market or other quotation system, the closing sales price on such date, or if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; or (c) without an established market for the Common Stock, the Administrator will determine the Fair Market Value in its discretion.
11.19   “Fully-Diluted Shares” shall mean, as of any given date, (i) shares of Common Stock outstanding on such date, (ii) shares of Common Stock subject to compensatory equity awards (including stock options and restricted stock units) outstanding on such date, with (A) performance-based compensatory equity awards calculated at the “target” level of performance and (B) shares of Common Stock subject to stock options calculated on a “net exercised” basis as of the applicable date, assuming shares are surrendered having a Fair Market Value on such date equal to the exercise price of such options (rounded up to the nearest whole Share, and determined without regard to the vested status of the stock option) and (iii) shares issuable upon the exercise or settlement of other equity securities with respect to which shares of Common Stock have not actually been issued and the conversion of all convertible securities into shares of Common Stock, in each case, counted on an as-converted-to shares of Common Stock basis.
11.20   ”Greater Than 10% Stockholder” means an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporation, as defined in Section 424(e) and (f) of the Code, respectively.
11.21   ”Incentive Stock Option” means an Option intended to qualify as an “incentive stock option” as defined in Section 422 of the Code.
11.22   ”Non-Qualified Stock Option” means an Option, or portion thereof, not intended or not qualifying as an Incentive Stock Option.
11.23   ”Option” means an option to purchase Shares, which will either be an Incentive Stock Option or a Non-Qualified Stock Option.
11.24   ”Other Stock or Cash Based Awards” means cash awards, awards of Shares, and other awards valued wholly or partially by referring to, or are otherwise based on, Shares or other property awarded to a Participant under Article VII.
11.25   ”Overall Share Limit” means [•]3 Shares.
11.26   ”Participant” means a Service Provider who has been granted an Award.
11.27   ”Performance Criteria” mean the criteria (and adjustments) that the Administrator may select for an Award to establish performance goals for a performance period, which may include the following: net earnings or losses (either before or after one or more of interest, taxes, depreciation, amortization, and non-cash equity-based compensation expense); gross or net sales or revenue or sales or revenue growth; net income (either before or after taxes) or adjusted net income; profits (including but not limited to gross profits, net profits, profit growth, net operation profit or economic profit), profit return ratios or operating margin; budget or operating earnings (either before or after taxes or before or after allocation of corporate overhead and bonus); cash flow (including operating cash flow and free cash flow or cash flow return on capital); return on assets; return on capital or invested capital; cost of capital; return on stockholders’ equity; total stockholder return; return on sales; costs, reductions in costs and cost control measures; expenses; working capital; earnings or loss per share; adjusted earnings or loss per share; price per share or dividends per share (or appreciation in or maintenance of such price or dividends); regulatory achievements or compliance; implementation, completion or attainment of objectives relating to research, development, regulatory, commercial, or strategic milestones or developments; market share; economic value or economic value added models; division, group or corporate financial goals; customer satisfaction/growth; customer service; employee satisfaction; recruitment and maintenance of personnel; human capital management

3   NTD: To equal 12% of shares of Common Stock of the Company authorized for issuance.

F-14

(including diversity and inclusion); supervision of litigation and other legal matters; strategic partnerships and transactions; financial ratios (including those measuring liquidity, activity, profitability or leverage); debt levels or reductions; sales-related goals; financing and other capital raising transactions; cash on hand; acquisition activity; investment sourcing activity; and marketing initiatives, any of which may be measured in absolute terms or as compared to any incremental increase or decrease. Such performance goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company or a Subsidiary, or based upon performance relative to performance of other companies or upon comparisons of any of the indicators of performance relative to performance of other companies.
11.28   “Plan” means this 202[3] Incentive Award Plan.
11.29   “Prior Plan” means the 2020 Equity Incentive Plan of Infrared Cameras Holdings, Inc., as amended.
11.30   “Prior Plan Award” means an award outstanding under the Prior Plan as of the Effective Date.
11.31   ”Restricted Stock” means Shares awarded to a Participant under Article VI subject to certain vesting conditions and other restrictions.
11.32   ”Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one Share or an amount in cash or other consideration determined by the Administrator to be of equal value as of such settlement date awarded to a Participant under Article VI subject to certain vesting conditions and other restrictions.
11.33   “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act.
11.34   ”Section 409A” means Section 409A of the Code and all regulations, guidance, compliance programs and other interpretative authority thereunder.
11.35   ”Securities Act” means the Securities Act of 1933, as amended.
11.36   ”Service Provider” means an Employee, Consultant or Director.
11.37   ”Shares” means shares of Common Stock.
11.38   ”Stock Appreciation Right” means a stock appreciation right granted under Article V.
11.39   ”Subsidiary” means any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.
11.40   ”Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.
11.41   ”Termination of Service” means the date the Participant ceases to be a Service Provider.
* * * * *

F-15

Annex G
FORM OF LOCK-UP AGREEMENT
This LOCK-UP AGREEMENT (this “Agreement”), dated as of [•], is made and entered into by and between Infrared Cameras Holdings, Inc., a Delaware corporation (the “Company”) (formerly known as SportsMap Tech Acquisition Corp., a Delaware corporation), and the Persons set forth on Schedule I hereto (such Persons, together with any Person who hereafter becomes a party to this Agreement pursuant to Section 2 or Section 6 of this Agreement, the “Securityholders” and each, a “Securityholder”).
WHEREAS, the Company, ICH Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of the Company (“Merger Sub”), and Infrared Cameras Holdings, Inc., a Delaware corporation (“Target”), entered into that certain Business Combination Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Business Combination Agreement”); capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Business Combination Agreement), dated as of December 5, 2022, pursuant to which, among other things, on the date hereof, Merger Sub merged with and into Target with Target surviving as a wholly owned subsidiary of the Company (the “Merger”);
WHEREAS, following the consummation of the Merger, each Securityholder owns equity interests in the Company;
WHEREAS, in connection with the Merger, the parties hereto wish to set forth herein certain understandings between such parties with respect to restrictions on transfer of equity interests in the Company; and
WHEREAS, each of the Persons set forth on Schedule II hereto is concurrently entering into a Lock-Up Agreement, on substantially the same terms as the Securityholders.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein and in the Business Combination Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, each intending to be legally bound, hereby agree as follows:
1.   Transfer Restrictions.   Subject to the exceptions set forth herein, each Securityholder agrees not to, without the prior written consent of the board of directors of the Company, (a) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option, right or warrant to purchase or otherwise transfer, dispose of or agree to transfer or dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, any shares of common stock, par value $0.0001 per share, of the Company (“Company Common Stock”) held by it immediately after the Effective Time of the Merger, any shares of Company Common Stock issuable upon the exercise of options to purchase shares of Company Common Stock held by it immediately after the Effective Time of the Merger, or any securities convertible into or exercisable or exchangeable for Company Common Stock held by it immediately after the Effective Time of the Merger (the “Lock-up Shares”), (b) enter into any swap, hedge, or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Lock-up Shares, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise or (c) publicly announce any intention to effect any transaction specified in clause (a) or (b) (the actions specified in clauses (a) through (c), collectively, “Transfer”) until (i) with respect to 50% of the Lock-up Shares, the earlier of (A) six months after the Closing Date and (B) the first date on which the closing price of the Company Common Stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and similar transactions) for any 20 Trading Days within any 30-Trading Day period commencing after the Closing and (ii) with respect to the remaining Lock-up Shares, six months after the Closing Date (the “Lock-Up Period”), subject in each case to the early release provisions set forth in Section 3 below. For purposes of this Section 1, a “Trading Day” means any day on which The Nasdaq Global Market is open for trading. In furtherance of the foregoing, during the Lock-Up Period, the Company will (x) place a stop order on all the Lock-up Shares, including those which may be covered by a registration statement, and (y) notify the Company’s transfer agent in writing of the stop order and the restrictions on the Lock-up Shares under this Agreement and direct the Company’s transfer agent not to process any attempts by the Securityholder to resell or transfer any Lock-up Shares, except in compliance with this Agreement.
2.   Permitted Transfers.   The restrictions set forth in Section 1 shall not apply to:
(a)   Transfers of any securities other than the Lock-up Shares;
(b)   in the case of an entity, Transfers (i) to another entity that is an affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended (the “Securities Act”)) of a Securityholder, or to any investment fund or other entity controlling, controlled by, managing or managed by or under common control with a Securityholder or its affiliates or who shares a common investment advisor with a Securityholder or (ii) as part of a distribution to members, partners, shareholders or equity holders of a Securityholder;
(c)   in the case of an individual, Transfers by gift to members of the individual’s immediate family (as defined below) or to a trust, the beneficiary of which is a member of one of the individual’s immediate family, an affiliate of such person or to a charitable organization;
(d)   in the case of an individual, Transfers by virtue of laws of descent and distribution upon death of the individual;
(e)   in the case of an individual, Transfers by operation of law or pursuant to a court order, such as a qualified domestic relations order, divorce decree or separation agreement;
(f)   in the case of an individual, Transfers to a partnership, limited liability company or other entity of which a Securityholder and/or the immediate family (as defined below) of a Securityholder are the legal and beneficial owner of all of the outstanding equity securities or similar interests;
(g)   in the case of an entity that is a trust, Transfers to a trustor or beneficiary of the trust or to the estate of a beneficiary of such trust;
(h)   in the case of an entity, Transfers by virtue of the laws of the state of the entity’s organization and the entity’s organizational documents upon dissolution of the entity;
(i)   Transfers relating to Company Common Stock or other securities convertible into or exercisable or exchangeable for Company Common Stock acquired in open market transactions after the Closing; provided that no such transaction is required to be, or is, publicly announced (whether on Form 4, Form 5 or otherwise, other than a required filing on Schedule 13F, 13G or 13G/A) during the Lock-Up Period;
(j)   the exercise of stock options or warrants to purchase shares of Company Common Stock or the vesting of stock awards of Company Common Stock and any related Transfer of shares of Company Common Stock in connection therewith (x) deemed to occur upon the “cashless” or “net” exercise of such options or warrants or (y) for the purpose of paying the exercise price of such options or warrants or for paying taxes due as a result of the exercise of such options or warrants, the vesting of such options, warrants or stock awards, or as a result of the vesting of such shares of Company Common Stock, it being understood that all shares of Company Common Stock received upon such exercise, vesting or Transfer will remain subject to the restrictions of this Agreement during the Lock-Up Period;
(k)   Transfers to the Company pursuant to any contractual arrangement in effect upon the consummation of the Merger that provides for the repurchase by the Company or forfeiture of Company Common Stock or other securities convertible into or exercisable, redeemable or exchangeable for Company Common Stock in connection with the termination of a Securityholder’s service to the Company;

(l)   the entry, by a Securityholder, at any time after the Effective Time of the Merger, of any trading plan providing for the sale of shares of Company Common Stock by a Securityholder, which trading plan meets the requirements of Rule 10b5-1(c) under the Exchange Act; provided, however, that such plan does not provide for, or permit, the sale of any shares of Company Common Stock during the Lock-Up Period and no public announcement or filing is voluntarily made or required regarding such plan during the Lock-Up Period (whether on Form 4, Form 5 or otherwise, other than a required filing on Schedule 13F, 13G or 13G/A);
(m)   Transfers in the event of completion of a liquidation, merger, stock exchange, reorganization, tender offer or other similar transaction that results in all of the Company’s securityholders having the right to exchange their shares of Company Common Stock for cash, securities or other property;
(n)   Transfers to satisfy any U.S. federal, state, or local income tax obligations of a Securityholder (or its direct or indirect owners) arising from a change in the U.S. Internal Revenue Code of 1986, as amended (the “Code”), or the U.S. Treasury Regulations promulgated thereunder (the “Regulations”) after the date on which the Business Combination Agreement was executed by the parties, and such change prevents the Merger from qualifying as a “reorganization” pursuant to Section 368 of the Code (and the Merger does not qualify for similar tax-free treatment pursuant to any successor or other provision of the Code or Regulations taking into account such changes), in each case solely and to the extent necessary to cover any tax liability as a direct result of the transaction; and
(o)   the pledge of Company Common Stock as security or collateral in connection with any borrowing or the incurrence of indebtedness by a Securityholder, and any Transfer pursuant to the exercise by the pledgee of its rights pursuant to such pledge;
provided, however, that in the case of clauses (b) through (h), these permitted transferees must enter into a written agreement, in substantially the form of this Agreement (it being understood that any references to “immediate family” in the agreement executed by such transferee shall expressly refer only to the immediate family of the applicable Securityholder and not to the immediate family of the transferee), agreeing to be bound by these Transfer restrictions. For purposes of this Section 2, “immediate family” shall mean a spouse, domestic partner, child (including by adoption), father, mother, brother or sister of the applicable Securityholder, and lineal descendant (including by adoption) of the applicable Securityholder or of any of the foregoing persons; and “affiliate” shall have the meaning set forth in Rule 405 under the Securities Act.
3.   Termination.   This Agreement shall terminate upon the earliest to occur of (i) the expiration of the Lock-Up Period, (ii) the completion, after the Closing, of any merger, liquidation, stock exchange, reorganization, tender offer or other similar transaction that results in all of the public stockholders of the Company having the right to exchange their shares of Company Common Stock for cash, securities or other property and (iii) the liquidation of the Company.
4.   Prohibited Transfers.   In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described therein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Agreement.
5.   Amendments.   This Agreement may be amended, supplemented or modified, or any provision hereof waived, in whole or in part, only by a duly authorized agreement in writing, executed by the Company and the Securityholders holding a majority of the shares of Company Common Stock then held by the Securityholders in the aggregate as to which this Agreement has not been terminated, executed in the same manner as this Agreement and which makes reference to this Agreement. This Agreement may not be modified or amended or any provision hereof waived except as provided in the immediately preceding sentence and any purported amendment, modification or waiver by any party or parties hereto effected in a manner which does not comply with this Section 5 shall be null and void, ab initio.
6.   Binding Effect; Assignment.   Except as set forth herein, this Agreement and the obligations of the Securityholders pursuant hereto are personal to each such Securityholder and may not be transferred by such Securityholder at any time. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This Agreement shall be binding on each Securityholder and each of its respective successors, heirs and assigns and permitted transferees.
7.   Governing Law.   This Agreement, and all claims or causes of actions based upon, arising out of or related to this Agreement and the transactions contemplated hereby, shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.
8.   Jurisdiction; Venue.   Any claim or cause of action based upon, arising out of or related to this Agreement or the transactions contemplated hereby must be brought in the Court of Chancery of the State of Delaware (or, to the extent such court does not have jurisdiction, in the United States District Court for the District of Delaware and to the extent such court does not have subject matter jurisdiction, the Superior Court of the State of Delaware), and each of the parties irrevocably (a) submits to the exclusive jurisdiction of each such court in any such claim or cause of action, (b) waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, (c) agrees that all claims in respect of any such claim or cause of action shall be heard and determined only in any such court, and (d) agrees not to bring any such claim or cause of action in any other court. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by law or to commence claims or causes of action or otherwise proceed against any other party in any other jurisdiction, in each case, to enforce judgments obtained in any claim or cause of action brought pursuant to this Section 8.
9.   Waiver of Jury Trial.   EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY, UNCONDITIONALLY AND VOLUNTARILY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.
10.   Counterparts.   This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement or any joinder to this Agreement by electronic means, including DocuSign, e-mail, or scanned pages shall be effective as delivery of a manually executed counterpart to this Agreement.
11.   Severability.   Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable law, but if any term or other provision of this Agreement is held to be invalid, illegal or unenforceable under applicable law, all other provisions of this Agreement shall remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby are not affected in any manner materially adverse to any party hereto. Upon such determination that any term or other provision of this Agreement is invalid, illegal or unenforceable under applicable law, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.
12.   Liability.   The liability of any Securityholder hereunder is several (and not joint). Notwithstanding any other provision of this Agreement, in no event will any Securityholder be liable for any other Securityholder’s breach of such other Securityholder’s obligations under this Agreement.
[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.
INFRARED CAMERAS HOLDINGS, INC.
By:

Name:   Gary Strahan
Title:    Chief Executive Officer
[Signature Page to Lock-Up Agreement]

SECURITYHOLDERS:

Gary Strahan

Villard Capital, LLC

Peter Baird

Jeff Guida
[Signature Page to Lock-Up Agreement]

SCHEDULE I
INITIAL SECURITYHOLDERS
1.   Gary Strahan
2.   Villard Capital, LLC
3.   Peter Baird
4.   Jeff Guida

SCHEDULE II
HOLDERS OF FOUNDER SHARES
•
SportsMap, LLC

•
Bradley W. Baker

•
Matthew Day

•
Steve Dyer

•
David Farina

•
Kevin Harris

•
William F. Hartfiel III

•
Donald Ryan Hulstrand

•
John Lipman

•
James Zavoral

•
The AMG Trust Established 01/23/2007

•
Byron Roth LLC

•
CR Financial Holdings, Inc.

Annex H
FORM OF AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT
THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of [•] 2023, is made and entered into by and among Infrared Cameras Holdings, Inc., a Delaware corporation (the “Company”) (formerly known as SportsMap Tech Acquisition Corp, a Delaware corporation) (the “Acquirer”)), SportsMap, LLC, a Delaware limited liability company (the “Sponsor”), the members of the Sponsor identified on the signature pages hereto (such members, the “Sponsor Members”), certain former stock and option holders of Infrared Cameras Holdings, Inc., a Delaware corporation (“ICI”) identified on the signature pages hereto (such holders, the “ICI Holders” and, collectively with the Sponsor, the Sponsor Members, and any person or entity who hereafter becomes a party to this Agreement pursuant to Section 5.2 or Section 5.10 of this Agreement, the “Holders” and each, a “Holder”).
RECITALS
WHEREAS, the Company, the Sponsor and certain Sponsor Members are party to that certain Registration Rights Agreement, dated as of October 18, 2021 (the “Original RRA”);
WHEREAS, the Company has entered into that certain Business Combination Agreement, dated as of December 5, 2022, (as it may be amended or supplemented from time to time, the “Merger Agreement”), by and among the Company, ICH Merger Sub Inc. and ICI;
WHEREAS, on the date hereof, pursuant to the Merger Agreement, the ICI Holders will receive shares of common stock, par value $0.001 per share (the “Common Stock”), of the Company;
WHEREAS, pursuant to Section 5.5 of the Original RRA, the provisions, covenants and conditions set forth therein may be amended or modified upon the written consent of the Company and the Holders (as defined in the Original RRA) of at least a majority-in-interest of the Registrable Securities (as defined in the Original RRA) at the time in question, and the Sponsor is the Holder of at least a majority-in-interest of the Registrable Securities as of the date hereof; and
WHEREAS, the Company and the Sponsor desire to amend and restate the Original RRA in its entirety and enter into this Agreement, pursuant to which the Company shall grant the Holders certain registration rights with respect to certain securities of the Company, as set forth in this Agreement.
NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
ARTICLE I
DEFINITIONS
1.1   Definitions.   The terms defined in this Article I shall, for all purposes of this Agreement, have the respective meanings set forth below:
“Additional Holder” shall have the meaning given in Section 5.10.
“Additional Holder Common Stock” shall have the meaning given in Section 5.10.
“Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Chief Executive Officer or the Chief Financial Officer of the Company, after consultation with counsel to the Company, (i) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed, declared effective or used, as the case may be, and (iii) the Company has a bona fide business purpose for not making such information public.
“Agreement” shall have the meaning given in the Preamble hereto.
“Block Trade” shall have the meaning given in Section 2.4.1.
“Board” shall mean the Board of Directors of the Company.
“Closing” shall have the meaning given in the Merger Agreement.
“Closing Date” shall have the meaning given in the Merger Agreement.
“Commission” shall mean the Securities and Exchange Commission.
“Common Stock” shall have the meaning given in the Recitals hereto.
“Company” shall have the meaning given in the Preamble hereto and includes the Company’s successors by recapitalization, merger, consolidation, spin-off, reorganization or similar transaction.
“Demanding Holder” shall have the meaning given in Section 2.1.4.
“Earnout Shares” shall have the meaning given in the Merger Agreement.
“Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.
“Form S-1 Shelf” shall have the meaning given in Section 2.1.1.
“Form S-3 Shelf” shall have the meaning given in Section 2.1.1.
“Holder Information” shall have the meaning given in Section 4.1.2.
“Holders” shall have the meaning given in the Preamble hereto, for so long as such person or entity holds any Registrable Securities.
“ICI” shall have the meaning given in the Preamble hereto.
“ICI Holders” shall have the meaning given in the Preamble hereto.
“Joinder” shall have the meaning given in Section 5.10.
“Lock-Up Agreement” shall have the meaning given in the Merger Agreement.
“Lock-up Period” shall mean the Lock-up Period as defined in the Lock-Up Agreement .
“Maximum Number of Securities” shall have the meaning given in Section 2.1.5.
“Merger Agreement” shall have the meaning given in the Recitals hereto.
“Minimum Takedown Threshold” shall have the meaning given in Section 2.1.4.
“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus or necessary to make the statements in a Registration Statement or Prospectus (in the case of a Prospectus, in the light of the circumstances under which they were made) not misleading.
“Original RRA” shall have the meaning given in the Recitals hereto.
“Other Coordinated Offering” shall have the meaning given in Section 2.4.1.
“Permitted Transferees” shall mean (a) with respect to the Sponsor, the ICI Holders and each of their respective Permitted Transferees, (i) prior to the expiration of the Lock-up Period, any person or entity to whom such Holder is permitted to transfer such Registrable Securities prior to the expiration of the Lock-up Period pursuant to the Lock-Up Agreement and (ii) after the expiration of the Lock-up Period, any person or entity to whom such Holder is permitted to transfer such Registrable Securities, subject to and in accordance with any applicable agreement between such Holder and/or their respective Permitted Transferees and the Company and any transferee thereafter; and (b) with respect to all other Holders and their respective Permitted Transferees, any person or entity to whom such Holder of Registrable Securities is permitted to transfer such Registrable Securities, subject to and in accordance with any applicable agreement between such Holder and/or their respective Permitted Transferees and the Company and any transferee thereafter.
“Piggyback Registration” shall have the meaning given in Section 2.2.1.
“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.
“Registrable Security” shall mean (a) any outstanding shares of Common Stock or any other equity security (including warrants to purchase shares of Common Stock and shares of Common Stock issued or issuable upon the exercise of any other equity security) of the Company held by a Holder immediately following the Closing (including any securities distributable pursuant to the Merger Agreement); (b) any outstanding shares of Common Stock or any other equity security (including warrants to purchase shares of Common Stock and shares of Common Stock issued or issuable upon the exercise of any other equity security) of the Company acquired by a Holder following the date hereof to the extent that such securities are “restricted securities” (as defined in Rule 144) or are otherwise held by an “affiliate” (as defined in Rule 144) of the Company; (c) any Additional Holder Common Stock; (d) any Earnout Shares (as defined in the Merger Agreement) and (e) any other equity security of the Company or any of its subsidiaries issued or issuable with respect to any securities referenced in clause (a), (b), (c) or (d) above by way of a stock dividend or stock split or in connection with a recapitalization, merger, consolidation, spin-off, reorganization, exchange, or similar transaction; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities upon the earliest to occur of: (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement by the applicable Holder; (B) (i) such securities shall have been otherwise transferred, (ii) new certificates for such securities not bearing (or book entry positions not subject to) a legend restricting further transfer shall have been delivered by the Company and (iii) subsequent public distribution of such securities shall not require registration under the Securities Act; (C) such securities shall have ceased to be outstanding; (D) such securities may be sold without registration pursuant to Rule 144 or any successor rule promulgated under the Securities Act (but with no volume or other restrictions or limitations including as to manner or timing of sale imposed on Holder pursuant to Rule 144(b)(2)); and (E) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.
“Registration” shall mean a registration, including any related Shelf Takedown, effected by preparing and filing a registration statement, Prospectus or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.
“Registration Expenses” shall mean the documented, out-of-pocket expenses of a Registration, including, without limitation, the following:
(A)   all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any national securities exchange on which the Common Stock is then listed;
(B)   fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of outside counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);
(C)   printing, messenger, telephone and delivery expenses;
(D)   reasonable fees and disbursements of counsel for the Company;

(E)   reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Registration; and
(F)   in an Underwritten Offering or Other Coordinated Offering, reasonable fees and expenses not to exceed $40,000 in the aggregate for each Registration of one (1) legal counsel selected by the majority-in-interest of the Demanding Holders with the approval of the Company, which approval shall not be unreasonably withheld.
“Registration Statement” shall mean any registration statement that covers Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.
“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.
“Shelf” shall mean the Form S-1 Shelf, the Form S-3 Shelf or any Subsequent Shelf Registration Statement, as the case may be.
“Shelf Registration” shall mean a registration of securities pursuant to a registration statement filed with the Commission in accordance with and pursuant to Rule 415 promulgated under the Securities Act (or any successor rule then in effect).
“Shelf Takedown” shall mean an Underwritten Shelf Takedown or any proposed transfer or sale using a Registration Statement, including a Piggyback Registration.
“Sponsor” shall have the meaning given in the Preamble hereto.
“Sponsor Majority Holders” shall mean the Sponsor Member or Sponsor Members holding in the aggregate a majority of the Registrable Securities then held by all of the Sponsor Members.
“Sponsor Members” shall have the meaning given in the Preamble hereto.
“Sponsor Support Agreement” means that certain Sponsor Support Agreement, dated as of December 5, 2022, by and among the Sponsor, the Acquirer and ICI.
“Subsequent Shelf Registration Statement” shall have the meaning given in Section 2.1.2.
“Transfer” shall mean the (a) sale or assignment of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any security, (b) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (c) public announcement of any intention to effect any transaction specified in clause (a) or (b).
“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.
“Underwritten Offering” shall mean a Registration in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public.
“Underwritten Shelf Takedown” shall have the meaning given in Section 2.1.4.
“Withdrawal Notice” shall have the meaning given in Section 2.1.6.

ARTICLE II
REGISTRATIONS AND OFFERINGS
2.1   Shelf Registration.
2.1.1   Filing.   Within thirty (30) calendar days following the Closing Date, the Company shall submit to or file with the Commission a Registration Statement for a Shelf Registration on Form S-1 (the “Form S-1 Shelf”) or a Registration Statement for a Shelf Registration on Form S-3 (the “Form S-3 Shelf”), if the Company is then eligible to use a Form S-3 Shelf, in each case, covering the resale of all the Registrable Securities (determined as of two (2) business days prior to such submission or filing) on a delayed or continuous basis and shall use its commercially reasonable efforts to have such Shelf declared effective as soon as practicable after the filing thereof, but no later than the earlier of (a) the ninetieth (90th) calendar day following the filing date thereof if the Commission notifies the Company that it will “review” the Registration Statement and (b) the tenth (10th) business day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review. Such Shelf shall provide for the resale of the Registrable Securities included therein pursuant to any method or combination of methods legally available to, and requested by, any Holder named therein. The Company shall maintain a Shelf in accordance with the terms hereof, and shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements as may be necessary to keep a Shelf continuously effective, available for use to permit the Holders named therein to sell their Registrable Securities included therein and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities. In the event the Company files a Form S-1 Shelf, the Company shall use its commercially reasonable efforts to convert the Form S-1 Shelf (and any Subsequent Shelf Registration Statement) to a Form S-3 Shelf as soon as practicable after the Company is eligible to use Form S-3. The Company’s obligation under this Section 2.1.1, shall, for the avoidance of doubt, be subject to Section 3.4.
2.1.2   Subsequent Shelf Registration.   If any Shelf ceases to be effective under the Securities Act for any reason at any time while Registrable Securities are still outstanding, the Company shall, subject to Section 3.4, use its commercially reasonable efforts to as promptly as is reasonably practicable cause such Shelf to again become effective under the Securities Act (including using its commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness of such Shelf), and shall use its commercially reasonable efforts to as promptly as is reasonably practicable amend such Shelf in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Shelf or file an additional registration statement as a Shelf Registration (a “Subsequent Shelf Registration Statement”) registering the resale of all Registrable Securities (determined as of two (2) business days prior to such filing), and pursuant to any method or combination of methods legally available to, and requested by, any Holder named therein. If a Subsequent Shelf Registration Statement is filed, the Company shall use its commercially reasonable efforts to (i) cause such Subsequent Shelf Registration Statement to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof (it being agreed that the Subsequent Shelf Registration Statement shall be an automatic shelf registration statement (as defined in Rule 405 promulgated under the Securities Act) if the Company is a well-known seasoned issuer (as defined in Rule 405 promulgated under the Securities Act) at the most recent applicable eligibility determination date) and (ii) keep such Subsequent Shelf Registration Statement continuously effective, available for use to permit the Holders named therein to sell their Registrable Securities included therein and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities. Any such Subsequent Shelf Registration Statement shall be on Form S-3 to the extent that the Company is eligible to use such form. Otherwise, such Subsequent Shelf Registration Statement shall be on another appropriate form. The Company’s obligation under this Section 2.1.2, shall, for the avoidance of doubt, be subject to Section 3.4.
2.1.3   Additional Registrable Securities.   Subject to Section 3.4, in the event that any Holder holds Registrable Securities that are not registered for resale on a delayed or continuous basis, the Company, upon written request of the Sponsor Majority Holders or an ICI Holder, shall promptly use its commercially reasonable efforts to cause the resale of such Registrable Securities to be covered by either, at the Company’s option, any then available Shelf (including by means of a post-effective amendment) or by filing a Subsequent Shelf Registration Statement and cause the same to become effective as soon as practicable after such filing and such Shelf or Subsequent Shelf Registration Statement shall be subject to the terms hereof; provided, however, that the Company shall only be required to cause such Registrable Securities to be so covered twice per calendar year for each of the Sponsor Majority Holders and the ICI Holders.
2.1.4   Requests for Underwritten Shelf Takedowns.   Subject to Section 3.4, at any time and from time to time when an effective Shelf is on file with the Commission, the Sponsor Majority Holders or an ICI Holder (any of the Sponsor Majority Holders or an ICI Holder being in such case, a “Demanding Holder”) may request to sell all or any portion of its Registrable Securities in an Underwritten Offering that is registered pursuant to the Shelf (each, an “Underwritten Shelf Takedown”); provided that the Company shall only be obligated to effect an Underwritten Shelf Takedown if such offering shall include Registrable Securities proposed to be sold by the Demanding Holder, either individually or together with other Demanding Holders, with an anticipated aggregate offering price, net of underwriting discounts and commissions, of at least $25 million (the “Minimum Takedown Threshold”). All requests for Underwritten Shelf Takedowns shall be made by giving written notice to the Company, which shall specify the approximate number of Registrable Securities proposed to be sold in the Underwritten Shelf Takedown. Subject to Section 2.4.4, the Company shall have the right to select the Underwriters for such offering (which shall consist of one or more reputable nationally recognized investment banks), subject to the initial Demanding Holder’s prior approval (which shall not be unreasonably withheld, conditioned or delayed). The Sponsor Majority Holders may collectively demand not more than one (1) Underwritten Shelf Takedown and the ICI Holders may collectively demand not more than three (3) Underwritten Shelf Takedowns, in each case, pursuant to this Section 2.1.4 in any twelve (12) month period. Notwithstanding anything to the contrary in this Agreement, the Company may effect any Underwritten Offering pursuant to any then effective Registration Statement, including a Form S-3, that is then available for such offering.
2.1.5   Reduction of Underwritten Offering.   If the underwriter in an Underwritten Shelf Takedown advises the Demanding Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Demanding Holders shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting (such maximum number of such securities, the “Maximum Number of Securities”) shall be allocated among all participating Holders thereof, including the Demanding Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each participating Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.
2.1.6   Withdrawal.   Prior to the filing of the applicable “red herring” prospectus or prospectus supplement used for marketing such Underwritten Shelf Takedown, a majority-in-interest of the Demanding Holders initiating an Underwritten Shelf Takedown shall have the right to withdraw from such Underwritten Shelf Takedown for any or no reason whatsoever upon written notification (a “Withdrawal Notice”) to the Company and the Underwriter or Underwriters (if any) of their intention to withdraw from such Underwritten Shelf Takedown; provided that the Sponsor Majority Holders or the ICI Holders may elect to have the Company continue an Underwritten Shelf Takedown if the Minimum Takedown Threshold would still be satisfied by the Registrable Securities proposed to be sold in the Underwritten Shelf Takedown by the Sponsor Majority Holders the ICI Holders or any of their respective Permitted Transferees, as applicable. If withdrawn, a demand for an Underwritten Shelf Takedown shall constitute a demand for an Underwritten Shelf Takedown by the withdrawing Demanding Holder for purposes of Section 2.1.4, unless either (i) such Demanding Holder has not previously withdrawn any Underwritten Shelf Takedown or (ii) such Demanding Holder reimburses the Company for all Registration Expenses with respect to such Underwritten Shelf Takedown (or, if there is more than one Demanding Holder, a pro rata portion of such Registration Expenses based on the respective number of Registrable Securities that each Demanding Holder has requested be included in such Underwritten Shelf Takedown); provided that, if the Sponsor Majority Holders or the ICI

Holders elect to continue an Underwritten Shelf Takedown pursuant to the proviso in the immediately preceding sentence, such Underwritten Shelf Takedown shall instead count as an Underwritten Shelf Takedown demanded by the Sponsor Majority Holders, the ICI Holders, as applicable, for purposes of Section 2.1.4. Following the receipt of any Withdrawal Notice, the Company shall promptly forward such Withdrawal Notice to any other Holders that had elected to participate in such Shelf Takedown. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with a Shelf Takedown prior to its withdrawal under this Section 2.1.6, other than if a Demanding Holder elects to pay such Registration Expenses pursuant to clause (ii) of the second sentence of this Section 2.1.6.
2.1.7   New Registration Statement.   Notwithstanding the registration obligations set forth in this Section 2.1, in the event the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform each of the holders thereof and use its commercially reasonable efforts to file amendments to the Shelf Registration as required by the Commission and/or (ii) withdraw the Shelf Registration and file a new registration statement (a “New Registration Statement”), on Form S-3, or if Form S-3 is not then available to the Company for such registration statement, on such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall use its commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff (the “SEC Guidance”). Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation of the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used commercially reasonable efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities to register a lesser amount of Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced on a pro rata basis based on the total number of Registrable Securities held by the Holders. In the event the Company amends the Shelf Registration or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Shelf Registration, as amended, or the New Registration Statement.
2.2   Piggyback Registration.
2.2.1   Piggyback Rights.   If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for holders of capital stock other than the Holders), or a Demanding Holder in accordance with Section 2.1.4 proposes to conduct a registered offer of, or conduct a registered offering of, any of its stock under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or a transaction covered by Rule 145 under the Securities Act, a registration in which the only stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered, or any registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), then the Company shall give written notice of such proposed offering to all of the Holders of Registrable Securities as soon as practicable but not less than ten (10) days before the anticipated filing date of such Registration Statement or, in the case of an Underwritten Offering pursuant to a Shelf Registration, the applicable “red herring” prospectus or prospectus supplement used for marketing such offering, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, in such offering, and (B) offer to all of the Holders of Registrable Securities the opportunity to include in such registered offering such number of Registrable Securities as such Holders may request in writing within five (5) days after receipt of such written notice (such registered offering, a “Piggyback Registration”). Subject to Section 2.2.2, the Company shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and, if applicable, shall use its commercially reasonable efforts to cause the managing Underwriter or Underwriters of such Piggyback Registration to permit the Registrable Securities requested by the Holders pursuant to this Section 2.2.1 to be included therein on the same terms and conditions as any similar securities of the Company included in such registered offering and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. The inclusion of any Holder’s Registrable Securities in a Piggyback Registration shall be subject to such Holder agreement to enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering. Notwithstanding anything to the contrary, the Holders shall have no rights under this Section 2.2.1 if the registration statement the Company proposes to file is solely for purposes of a delayed or continuous offering pursuant to Rule 415 under the Securities Act and, at the time of the filing of such registration statement, the Company is in compliance with its obligations under Section 2.1.
2.2.2   Reduction of Piggyback Registration.   If the total amount of securities, including Registrable Securities, requested by holders of Registrable Securities to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling security holders according to the total amount of securities entitled to be included therein owned by each selling security holder or in such other proportions as shall mutually be agreed to by such selling security holders). For purposes of the preceding parenthetical concerning apportionment, for any selling security holder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and holders of capital stock of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling security holder,” and any pro-rata reduction with respect to such “selling security holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “selling security holder,” as defined in this sentence.
2.2.3   Piggyback Registration Withdrawal.   Any Holder of Registrable Securities (other than a Demanding Holder, whose right to withdraw from an Underwritten Shelf Takedown, and related obligations, shall be governed by Section 2.1.6) shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of his, her or its intention to withdraw from such Piggyback Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Piggyback Registration or, in the case of a Piggyback Registration pursuant to a Shelf Registration, the filing of the applicable “red herring” prospectus or prospectus supplement with respect to such Piggyback Registration used for marketing such transaction. The Company (whether on its own good faith determination or as the result of a request for withdrawal by persons or entities pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration (which, in no circumstance, shall include a Shelf) at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement (other than Section 2.1.6), the Company shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this Section 2.2.3.
2.2.4   Unlimited Piggyback Registration Rights.   For purposes of clarity, subject to Section 2.1.6, any Piggyback Registration effected pursuant to Section 2.2 hereof shall not be counted as a demand for an Underwritten Shelf Takedown under Section 2.1.4 hereof.
2.3   Market Stand-off.   In connection with any Underwritten Offering of equity securities of the Company (other than a Block Trade or Other Coordinated Offering), if requested by the managing Underwriters, each Holder that is an executive officer, director or Holder in excess of five percent (5%) of the outstanding Common Stock (and for which it is customary for such a Holder to agree to a lock-up) agrees that it shall not Transfer any shares of Common Stock or other equity securities of the Company (other than those included in such offering pursuant to this Agreement), without the prior written consent of the Company, during the ninety (90)-day period (or such shorter time agreed to by the managing Underwriters) beginning on the date of pricing of such offering, except as expressly permitted by such lock-up agreement or in the event the managing Underwriters otherwise agree by written consent. Each such Holder agrees to execute a customary lock-up agreement in favor of the Underwriters to such effect (in each case on substantially the same terms and conditions as all such Holders).
2.4   Block Trades; Other Coordinated Offerings.
2.4.1   Notwithstanding any other provision of this Article II, but subject to Section 3.4, at any time and from time to time when an effective Shelf is on file with the Commission, if a Demanding Holder wishes to engage in (a) an underwritten registered offering not involving a “roadshow,” an offer commonly known as a “block trade” (a “Block Trade”) or (b) an “at the market” or similar registered offering through a broker, sales agent or distribution agent, whether as agent or principal, (an “Other Coordinated Offering”), in each case, with an anticipated aggregate offering price of, either (x) at least $25 million or (y) all remaining Registrable Securities held by the Demanding Holder, then such Demanding Holder only needs to notify the Company of the Block Trade or Other Coordinated Offering at least five (5) business days prior to the day such offering is to commence and the Company shall as expeditiously as possible use its commercially reasonable efforts to facilitate such Block Trade or Other Coordinated Offering; provided that the Demanding Holders representing a majority of the Registrable Securities wishing to engage in the Block Trade or Other Coordinated Offering shall use commercially reasonable efforts to work with the Company and any Underwriters, brokers, sales agents or placement agents prior to making such request in order to facilitate preparation of the registration statement, prospectus and other offering documentation related to the Block Trade or Other Coordinated Offering.
2.4.2   Prior to the filing of the applicable “red herring” prospectus or prospectus supplement used in connection with a Block Trade or Other Coordinated Offering, a majority-in-interest of the Demanding Holders initiating such Block Trade or Other Coordinated Offering shall have the right to submit a Withdrawal Notice to the Company, the Underwriter or Underwriters (if any) and any brokers, sale agents or placement agents (if any) of their intention to withdraw from such Block Trade or Other Coordinated Offering. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with a Block Trade or Other Coordinated Offering prior to its withdrawal under this Section 2.4.2.
2.4.3   Notwithstanding anything to the contrary in this Agreement, Section 2.2 shall not apply to a Block Trade or Other Coordinated Offering initiated by a Demanding Holder pursuant to this Agreement.
2.4.4   The Demanding Holder in a Block Trade or Other Coordinated Offering shall have the right to select the Underwriters and any brokers, sale agents or placement agents (if any) for such Block Trade or Other Coordinated Offering (in each case, which shall consist of one or more reputable nationally recognized investment banks).
2.4.5   A Holder in the aggregate may demand no more than two (2) Block Trades or Other Coordinated Offerings pursuant to this Section 2.4 in any twelve (12) month period. For the avoidance of doubt, any Block Trade or Other Coordinated Offering effected pursuant to this Section 2.4 shall not be counted as a demand for an Underwritten Shelf Takedown pursuant to Section 2.1.4 hereof.
ARTICLE III
COMPANY PROCEDURES
3.1   General Procedures.   In connection with any Shelf and/or Shelf Takedown, the Company shall use its reasonable best efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof (and including all manners of distribution in such

Registration Statement as Holders may reasonably request in connection with the filing of such Registration Statement and as permitted by law, including distribution of Registrable Securities to a Holder’s members, securityholders or partners), and pursuant thereto the Company shall, as expeditiously as possible:
3.1.1   prepare and file with the Commission as soon as practicable a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective until all Registrable Securities have ceased to be Registrable Securities;
3.1.2   prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by any Holder that holds at least five percent (5%) of the Registrable Securities registered on such Registration Statement or any Underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus;
3.1.3   prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters, if any, and the Holders of Registrable Securities included in such Registration, and such Holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and the Holders of Registrable Securities included in such Registration or the legal counsel for any such Holders may request in order to facilitate the disposition of the Registrable Securities owned by such Holders;
3.1.4   prior to any public offering of Registrable Securities, use its reasonable best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request (or provide evidence satisfactory to such Holders that the Registrable Securities are exempt from such registration or qualification) and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;
3.1.5   cause all such Registrable Securities to be listed on each national securities exchange on which similar securities issued by the Company are then listed;
3.1.6   provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;
3.1.7   advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;
3.1.8   at least five (5) days prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus (or such shorter period of time as may be (a) necessary in order to comply with the Securities Act, the Exchange Act, and the rules and regulations promulgated under the Securities Act or Exchange Act, as applicable or (b) advisable in order to reduce the number of days that sales are suspended pursuant to Section 3.4), furnish a copy thereof to each seller of such Registrable Securities or its counsel (excluding any exhibits thereto and any filing made under the Exchange Act that is to be incorporated by reference therein);
3.1.9   notify the Holders at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.4;
3.1.10   in the event of an Underwritten Offering, a Block Trade, an Other Coordinated Offering, or sale by a broker, placement agent or sales agent pursuant to such Registration, permit a representative of the Holders, the Underwriters or other financial institutions facilitating such Underwritten Offering, Block Trade, Other Coordinated Offering or other sale pursuant to such Registration, if any, and any attorney, consultant or accountant retained by such Holders or Underwriter to participate, at each such person’s or entity’s own expense, in the preparation of the Registration Statement, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, financial institution, attorney, consultant or accountant in connection with the Registration; provided, however, that such representatives, Underwriters or financial institutions agree to confidentiality arrangements in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information and provided further, the Company may not include the name of any Holder or Underwriter or any information regarding any Holder or Underwriter in any Registration Statement or Prospectus, any amendment or supplement to such Registration Statement or Prospectus, any document that is to be incorporated by reference into such Registration Statement or Prospectus, or any response to any comment letter, without the prior written consent of such Holder or Underwriter and providing each such Holder or Underwriter a reasonable amount of time to review and comment on such applicable document, which comments the Company shall include unless contrary to applicable law;
3.1.11   obtain a “cold comfort” letter from the Company’s independent registered public accountants in the event of an Underwritten Offering, a Block Trade, an Other Coordinated Offering or sale by a broker, placement agent or sales agent pursuant to such Registration (subject to such broker, placement agent or sales agent providing such certification or representation reasonably requested by the Company’s independent registered public accountants and the Company’s counsel) in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing Underwriter may reasonably request, and reasonably satisfactory to a majority-in-interest of the participating Holders;
3.1.12   in the event of an Underwritten Offering, a Block Trade, an Other Coordinated Offering or sale by a broker, placement agent or sales agent pursuant to such Registration, on the date the Registrable Securities are delivered for sale pursuant to such Registration, obtain an opinion, dated such date, of counsel representing the Company for the purposes of such Registration, addressed to the participating Holders, the broker, placement agents or sales agent, if any and the Underwriters, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the participating Holders, broker, placement agent, sales agent or Underwriter may reasonably request and as are customarily included in such opinions and negative assurance letters;
3.1.13   in the event of any Underwritten Offering, a Block Trade, an Other Coordinated Offering or sale by a broker, placement agent or sales agent pursuant to such Registration, enter into and perform its obligations under an underwriting or other purchase or sales agreement, in usual and customary form, with the managing Underwriter or the broker, placement agent or sales agent of such offering or sale;
3.1.14   make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule then in effect);

3.1.15   with respect to an Underwritten Offering pursuant to Section 2.1.4, use its reasonable best efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in such Underwritten Offering; and
3.1.16   otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the participating Holders, consistent with the terms of this Agreement, in connection with such Registration.
Notwithstanding the foregoing, the Company shall not be required to provide any documents or information to an Underwriter or broker, sales agent or placement agent if such Underwriter or broker, sales agent or placement agent has not then been named with respect to the applicable Underwritten Offering or other offering involving a registration as an Underwriter or broker, sales agent or placement agent, as applicable.
3.2   Registration Expenses.   The Registration Expenses of all Registrations shall be borne by the Company. It is acknowledged by the Holders that the Holders selling any Registrable Securities in an offering shall bear all incremental selling expenses relating to the sale of Registrable Securities, such as Underwriters’ commissions and discounts, brokerage fees, Underwriter marketing costs and, other than as set forth in the definition of “Registration Expenses,” all fees and expenses of any legal counsel representing the Holders.
3.3   Requirements for Participation in Registration Statement in Offerings.   Notwithstanding anything in this Agreement to the contrary, if any Holder does not provide the Company with its requested Holder Information, the Company may exclude such Holder’s Registrable Securities from the applicable Registration Statement or Prospectus if the Company determines, based on the advice of counsel, that such information is necessary to effect the registration and such Holder continues thereafter to withhold such information. No person or entity may participate in any Underwritten Offering or other offering for equity securities of the Company pursuant to a Registration initiated by the Company hereunder unless such person or entity (i) agrees to sell such person’s or entity’s securities on the basis provided in any underwriting, sales, distribution or placement arrangements approved by the Company and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting or other agreements and other customary documents as may be reasonably required under the terms of such underwriting, sales, distribution or placement arrangements. The exclusion of a Holder’s Registrable Securities as a result of this Section 3.3 shall not affect the registration of the other Registrable Securities to be included in such Registration.
3.4   Suspension of Sales; Adverse Disclosure; Restrictions on Registration Rights.
3.4.1   Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, each of the Holders shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until it is advised in writing by the Company that the use of the Prospectus may be resumed.
3.4.2   If the filing, initial effectiveness or continued use of a Registration Statement in respect of any Registration at any time would (a) require the Company to make an Adverse Disclosure, (b) require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control or (c) in the good faith judgment of the Board, be seriously detrimental to the Company and its holders of capital stock, and it would therefore be essential to defer such filing, initial effectiveness or continued use at such time, the Company shall have the right, upon delivering prompt written notice of such action to the Holders (which notice shall not specify the nature of the event giving rise to such delay or suspension), to delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time determined in good faith by the Company to be necessary for such purpose. In the event the Company exercises its rights under this Section 3.4.2, the Holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities until such Holder receives written notice from the Company that such sales or offers of Registrable Securities may be resumed, and in each case maintain the confidentiality of such notice and its contents.
3.4.3   During the period starting with the date ninety (90) days prior to the Company’s good faith estimate of the date of the filing of, and ending on a date ninety (90) days after the effective date of, a Company-initiated Registration and provided that the Company continues to actively employ, in good faith, all reasonable efforts to maintain the effectiveness of the applicable Shelf Registration Statement, or (b) if, pursuant to Section 2.1.4, Holders have requested an Underwritten Shelf Takedown and the Company and Holders are unable to obtain the commitment of underwriters to firmly underwrite such offering, the Company may, upon giving prompt written notice of such action to the Holders, delay any other registered offering pursuant to Section 2.1.4 or 2.4 for not more than ninety (90) consecutive calendar days or more than one hundred twenty (120) total calendar days in each case during any twelve (12)-month period.
3.5   Reporting Obligations.   As long as any Holder shall own Registrable Securities, the Company, at all times while it shall be a reporting company under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly furnish the Holders upon request with true and complete copies of all such filings; provided that any documents publicly filed or furnished with the Commission pursuant to the Electronic Data Gathering, Analysis and Retrieval System shall be deemed to have been furnished or delivered to the Holders pursuant to this Section 3.5. The Company further covenants that it shall use commercially reasonable efforts to take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (or any successor rule then in effect). Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.
ARTICLE IV
INDEMNIFICATION AND CONTRIBUTION
4.1   Indemnification.
4.1.1   The Company agrees to indemnify, to the extent permitted by law, each Holder of Registrable Securities, its officers, directors and agents and each person or entity who controls such Holder (within the meaning of the Securities Act), against all losses, claims, damages, liabilities and reasonable and documented out-of-pocket expenses (including, without limitation, reasonable and documented outside attorneys’ fees) resulting from any untrue or alleged untrue statement of material fact contained in or incorporated by reference in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus or preliminary Prospectus in the light of the circumstances under which they were made, not misleading, except insofar as the same are caused by or contained in any information or affidavit so furnished in writing to the Company by such Holder expressly for use therein. The Company shall indemnify the Underwriters, their officers and directors and each person or entity who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to the indemnification of the Holder.
4.1.2   In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder shall furnish (or cause to be furnished) to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus (the “Holder Information”) and, to the extent permitted by law, shall indemnify the Company, its directors, officers and agents and each person or entity who controls the Company (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and reasonable and documented out-of-pocket expenses (including, without limitation, reasonable and documented outside attorneys’ fees) resulting from any untrue or alleged untrue statement of material fact contained or incorporated by reference in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein in the case of the Prospectus or preliminary Prospectus in the light of the circumstances under which they were made, or necessary to make the statements therein not misleading, but only to the extent that such untrue statement is contained in (or not contained in, in the case of an omission) any information or affidavit so furnished in writing by or on behalf of such Holder expressly for use therein; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders of Registrable Securities, and the liability of each such Holder of Registrable Securities shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement.
4.1.3   Any person or entity entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s or entity’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement includes a statement or admission of fault and culpability on the part of such indemnified party or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.
4.1.4   The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person or entity of such indemnified party and shall survive the transfer of securities. The Company and each Holder of Registrable Securities participating in an offering also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company’s or such Holder’s indemnification is unavailable for any reason.
4.1.5   If the indemnification provided under Section 4.1 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and out-of-pocket expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and out-of-pocket expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by (or not made by, in the case of an omission), or relates to information supplied by (or not supplied by in the case of an omission), such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this Section 4.1.5 shall be limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 4.1.1, 4.1.2 and 4.1.3 above, any legal or other fees, charges or out-of-pocket expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.1.5 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this Section 4.1.5. No person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 4.1.5 from any person or entity who was not guilty of such fraudulent misrepresentation.
ARTICLE V
MISCELLANEOUS
5.1   Notices.   Any notice or communication under this Agreement must be in writing and given by (i) deposit in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (ii) delivery in person or by courier service providing evidence of delivery, or (iii) transmission by hand delivery, electronic mail or facsimile. Each notice or communication that is mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received, in the case of mailed notices, on the third business day following the date on which it is mailed and, in the case of notices delivered by courier service, hand delivery, electronic mail or facsimile, at such time as it is delivered to the addressee (with the delivery receipt or the affidavit of messenger) or at such time as delivery is refused by the addressee upon presentation. Any notice or communication under this Agreement must be addressed, if to the Company, to: Infrared Cameras Holdings, Inc., 2105 W Cardinal, Beaumont, TX 77705, Attention: Gary Strahan, Email: gary.strahan@infraredcameras.com, and, if to any Holder, at such Holder’s address, electronic mail address or facsimile number as set forth in the Company’s books and records. Any party may change its address for notice at any time and from time to time by written notice to the other parties hereto, and such change of address shall become effective thirty (30) days after delivery of such notice as provided in this Section 5.1.
5.2   Assignment; No Third Party Beneficiaries.
5.2.1   This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part.
5.2.2   Subject to Section 5.2.4 and Section 5.2.5, this Agreement and the rights, duties and obligations of a Holder hereunder may be assigned in whole or in part to such Holder’s Permitted Transferees; provided, that, with respect to the ICI Holders and the Sponsor and the Sponsor Members, the rights hereunder that are personal to such Holders may not be assigned or delegated in whole or in part, except that (x) each of the ICI Holders shall be permitted to transfer its rights hereunder as the ICI Holders to one or more affiliates or any direct or indirect partners, members or equity holders of such ICI Holder (it being understood that no such transfer shall reduce any rights of such ICI Holder or such transferees) and (y) the Sponsor and the Sponsor Members shall be permitted to transfer their respective rights hereunder as the Sponsor and Sponsor Members to one or more of their respective affiliates or any direct or indirect partners, members or equity holders of the Sponsor or the Sponsor Members (it being understood that no such transfer shall reduce any rights of the Sponsor or the Sponsor Members or such transferees).
5.2.3   This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of the Holders, which shall include Permitted Transferees.
5.2.4   This Agreement shall not confer any rights or benefits on any persons or entities that are not parties hereto, other than as expressly set forth in this Agreement and Section 5.2.
5.2.5   No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Company unless and until the Company shall have received (i) written notice of such assignment as provided in Section 5.1 hereof and (ii) the written agreement of the assignee, in a form reasonably satisfactory to the Company, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement). Any transfer or assignment made other than as provided in this Section 5.2 shall be null and void.

5.3   Counterparts.   This Agreement may be executed in multiple counterparts (including facsimile or PDF counterparts), each of which shall be deemed an original, and all of which together shall constitute the same instrument, but only one of which need be produced. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.
5.4   Governing Law; Venue.   NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT (1) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK AND (2) THE VENUE FOR ANY ACTION TAKEN WITH RESPECT TO THIS AGREEMENT SHALL BE EXCLUSIVELY IN THE SUPREME COURT OF THE STATE OF NEW YORK, NEW YORK COUNTY, AND ANY STATE APPELLATE COURT THEREFROM WITHIN THE STATE OF NEW YORK, NEW YORK COUNTY, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK.
5.5   TRIAL BY JURY.   EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND, THEREFORE, EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.
5.6   Amendments and Modifications.   Upon the written consent of (a) the Company and (b) the Holders of a majority of the total Registrable Securities, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof shall also require the written consent of the Sponsor Majority Holders so long as the Sponsor and the Sponsor Members and their respective affiliates hold, in the aggregate, at least five percent (5%) of the outstanding shares of Common Stock of the Company; provided, further, that notwithstanding the foregoing, any amendment hereto or waiver hereof shall also require the written consent of each ICI Holder so long as such ICI Holder and its affiliates hold, in the aggregate, at least five percent (5%) of the outstanding shares of Common Stock of the Company; and provided, further, that any amendment hereto or waiver hereof that adversely affects one Holder, solely in its capacity as a holder of the shares of capital stock of the Company, in a manner that is materially different from the other Holders (in such capacity) shall require the consent of the Holder so affected. No course of dealing between any Holder or the Company and any other party hereto or any failure or delay on the part of a Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.
5.7   Other Registration Rights.   Other than as provided in the Warrant Agreement, dated as of October 18, 2021, between the Company and Continental Stock Transfer & Trust Company, the Company represents and warrants that no person or entity, other than a Holder of Registrable Securities, has any right to require the Company to register any securities of the Company for sale or to include such securities of the Company in any Registration Statement filed by the Company for the sale of securities for its own account or for the account of any other person or entity. Further, the Company represents and warrants that this Agreement supersedes any other registration rights agreement or agreement with similar terms and conditions and in the event of a conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail.

5.8   Term.   This Agreement shall terminate on the earlier of (a) the seventh anniversary of the date of this Agreement or (b) with respect to any Holder, on the date that such Holder no longer holds any Registrable Securities. The provisions of Section 3.5 and Article IV shall survive any termination.
5.9   Holder Information.   Each Holder agrees, if requested in writing, to represent to the Company the total number of Registrable Securities held by such Holder in order for the Company to make determinations hereunder.
5.10   Additional Holders; Joinder.   In addition to persons or entities who may become Holders pursuant to Section 5.2 hereof, subject to the prior written consent of each of the Sponsor Majority Holders and each ICI Holder (in each case, so long as such Holder and its affiliates hold, in the aggregate, at least five percent (5%) of the outstanding shares of Common Stock of the Company), the Company may make any person or entity who acquires Common Stock or rights to acquire Common Stock after the date hereof a party to this Agreement (each such person or entity, an “Additional Holder”) by obtaining an executed joinder to this Agreement from such Additional Holder in the form of Exhibit A attached hereto (a “Joinder”). Such Joinder shall specify the rights and obligations of the applicable Additional Holder under this Agreement. Upon the execution and delivery and subject to the terms of a Joinder by such Additional Holder, the Common Stock of the Company then owned, or underlying any rights then owned, by such Additional Holder (the “Additional Holder Common Stock”) shall be Registrable Securities to the extent provided herein and therein and such Additional Holder shall be a Holder under this Agreement with respect to such Additional Holder Common Stock.
5.11   Severability.   It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.
5.12   Entire Agreement; Restatement.   This Agreement constitutes the full and entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. Upon the Closing, the Original RRA shall no longer be of any force or effect.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.
COMPANY:
INFRARED CAMERAS HOLDINGS, INC.
a Delaware corporation
By: Name: Title:
SPONSOR:
SPORTSMAP, LLC
a Delaware limited liability company
By: Name: Title:
SPONSOR MEMBERS:
David Gow
Jacob Swain
Lawson Gow
[Signature Page to Amended and Restated Registration Rights Agreement]

David Graff
Oliver Luck
Reid Ryan
Steve Webster
ICI HOLDERS:
Gary Strahan
Villard Capital
Peter Baird
Jeff Guida
[Signature Page to Amended and Restated Registration Rights Agreement]

Exhibit A
REGISTRATION RIGHTS AGREEMENT JOINDER
The undersigned is executing and delivering this joinder (this “Joinder”) pursuant to the Amended and Restated Registration Rights Agreement, dated as of [•], 2023 (as the same may hereafter be amended, the “Registration Rights Agreement”), among Infrared Cameras Holdings, Inc., a Delaware corporation (the “Company”), and the other persons or entities named as parties therein. Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Registration Rights Agreement.
By executing and delivering this Joinder to the Company, and upon acceptance hereof by the Company upon the execution of a counterpart hereof, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the Registration Rights Agreement as a Holder of Registrable Securities in the same manner as if the undersigned were an original signatory to the Registration Rights Agreement, and the undersigned’s shares of Common Stock shall be included as Registrable Securities under the Registration Rights Agreement to the extent provided therein; provided, however, that the undersigned and its permitted assigns (if any) shall not have any rights as Holders, and the undersigned’s (and its transferees’) shares of Common Stock shall not be included as Registrable Securities, for purposes of the Excluded Sections.
For purposes of this Joinder, “Excluded Sections” shall mean [           ].
Accordingly, the undersigned has executed and delivered this Joinder as of the                   day of                  , 20      .
Signature of Stockholder
Print Name of Stockholder
Its:
Address:
Agreed and Accepted as of
                 , 20
[           ]
By:
Name:
Its: